UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-4603

Thrivent Series Fund, Inc.

(Exact name of registrant as specified in charter)

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Address of principal executive offices) (Zip code)

John L. Sullivan

625 Fourth Avenue South

Minneapolis, Minnesota 55415

(Name and address of agent for service)

Registrant’s telephone number, including area code: (612) 844-5704

Date of fiscal year end: December 31

Date of reporting period: December 31, 2009

Item 1.	Report to Stockholders

Thrivent Series Fund, Inc.

Annual Report December 31, 2009

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Dear Member:

It has truly been a tale of two markets over the 12 months ended December 31, 2009. The same types of investments that were shunned in the panic environment of early 2009 were aggressively snapped up from March through December as the markets rebounded strongly from early March lows. While it is no great surprise that the stock market was due for a recovery, the speed and extent of the rally should give us pause.

In weighing future investment choices, risks and opportunities, it is worth considering and debating two prevailing (though somewhat extreme) views on where the U.S. economy and markets go from here.

What goes down, will go up

Historically, bull markets rise from the ashes of bear markets, and this past fiscal year’s terrible sell-off will likely be no different. Sharp recoveries typically follow sharp declines. Optimists point to unprecedented global stimulus, healing credit markets, rising leading economic indicators and stronger corporate profits as evidence there will be a traditional “V-shaped” recovery.

We have unprecedented global stimulus in terms of a very low federal funds rate—0.25%—and members of the Federal Reserve noted in September that economic conditions were likely to warrant exceptionally low interest rate levels for an extended time. This makes the cost of borrowing and financing very low and nurtures conditions for improved economic growth. Perhaps more important to the investment markets were the Fed’s extraordinary measures to expand its balance sheet and inject massive liquidity into the financial system, including buying large amounts of agency mortgage-backed and Treasury securities. Considering that the bulk of federal stimulus and government spending has yet to take effect, much fuel for the U.S. economic growth engine appears available.

Inflation increased modestly during the period as the recession continued to restrain wages and spending. The Consumer Price Index (CPI) increased 2.7% during the 12 months through December 2009, while the core CPI (minus the prices of energy and food) increased 1.8%. 1 As inflation remains tame, no Fed action to raise short-term interest rates appears imminent. Stronger growth proponents would point to the declining U.S. dollar and rising gold prices as evidence that the market believes future inflation to be more of a worry than a “slow or no-growth” deflationary state.

Could it be different this time?

Diverging from the more optimistic assessments of where the U.S. economy and markets may be headed is what I term the “subdued or slow-growth” view. This perspective is based primarily on concerns with the U.S. consumer and aggressive government actions. Burdened by a still fundamentally weak national housing market, higher debt levels and pervasive anxiety over joblessness, the U.S. consumer—responsible for approximately 70% of the nation’s gross domestic product (GDP)2—may no longer be able to contribute as much to the overall economic equation. If that is the case, who or what will take up the slack?

Right now the government is filling the gap, but many would call this short-term “medication” for our recovering economy. Arguably, the government cannot continue to spend and issue Treasury debt at its current pace and soon will likely have to wrestle, along with the Federal Reserve, with how to pull some of the “fuel” out of the system. Businesses may not be able to come to the rescue as continued tight lending standards, especially for small businesses, limit access to capital and therefore crimp business investment and hiring. Larger companies have seen credit conditions improve, but access to capital remains more challenging for small businesses. These smaller businesses account for a good part of our nation’s total employment. Proponents of this view may point to the fact that, despite the resumption of economic growth, the nation’s job market continues to struggle, prompting uncertainty about the pace of the recovery. Employers cut just over 4 million jobs in 2009, and the U.S. unemployment rate jumped to 10% in December.3 We expect unemployment to improve only slowly.

What’s next? Our view

The unprecedented amount of government stimulus in the economy should fuel growth in 2010, but we believe activity will remain below trend and unemployment will stay high for the foreseeable future. Under such a scenario, the Federal Reserve will likely keep short-term interest rates at record low levels at least into early 2010. The more pessimistic view I shared earlier is largely predicated on the current economic snapshot and may not materialize given the massive fiscal and monetary stimuli at work. Betting against this liquidity and a corresponding economic recovery has historically been unwise.

Even so, these pessimistic conclusions are worthy of thought. We remain concerned about the threats to growth posed by continued problems in the housing and credit markets, rising unemployment and weak consumer and business spending. The Federal Reserve will have to walk a tightrope in knowing when and how to remove some of the monetary stimulus in the system or run the risk of runaway inflation or another economic downturn. Government policy, legislative risk, increased regulation and taxes will also weigh on the extent and trajectory of the economic recovery.

As always, we will monitor the economy and markets closely and work hard to provide ongoing value to you. Thank you for continuing to turn to us for your financial options.

Sincerely,

Russell W. Swansen President

Thrivent Series Fund, Inc.

[1]	U.S. Department of Commerce, Bureau of Economic Analysis
[2]	Bureau of Economic Statistics
[3]	U.S. Department of Labor, Bureau of Labor Statistics

Thrivent Aggressive Allocation Portfolio Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Portfolio seeks long-term capital growth.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

The Thrivent Aggressive Allocation Portfolio earned a return of 30.62% as compared with returns of its market benchmarks, the S&P 500 Index and the Barclays Capital Aggregate Bond Index, of 26.47% and 5.93%, respectively. The median return in the Portfolio’s peer group, the Lipper Multi-Cap Core category, was 30.62%.

What factors affected the Portfolio’s performance?

In 2009, the returns of stocks and most fixed-income securities rebounded sharply from the sell-offs that occurred in the wake of the Lehman Brothers bankruptcy and financial markets seizure of 2008. Generally speaking, the more volatile or risky asset classes experienced the best recovery in returns. Contrarily, the most conservative or highest-quality asset classes—cash investments and U.S. Treasuries—fared worst. The Portfolio was well positioned in risk asset classes and underweighted in U.S. Treasuries, producing solid returns over the period. We held approximately 8% of assets in fixed-income categories, including short-and intermediate-term investment grade (as well as high-yield) bonds. Short- and intermediate-term corporate bond segments provided excellent returns versus their benchmarks. High-yield bond returns exceeded most equity categories and thus added to overall results.

Within the domestic equity segments, mid-cap stocks performed quite well relative to both large and small caps. Our mid-cap core and mid-cap growth segments outperformed their respective benchmarks. And our large-cap growth segment also provided relative outperformance. Large-cap core and value results were in line with their respective benchmarks. However, the Portfolio’s small-cap core and mid-cap value segments underperformed. Large-cap international (Europe, Australasia and Far East) returns outperformed domestic large caps, as the dollar declined relative to major foreign currencies, such as the yen and euro. Emerging-market stocks provided unusually high returns, benefiting the Portfolio’s exposure via the Thrivent Partner Worldwide Allocation Portfolio.

What is your outlook?

We believe the global bear market in both stocks and non-government bonds ended in 2009. Investment-grade and high-yield bonds have achieved strong returns, and yields have declined to levels that represent more typical relationships between risky and risk-free fixed income securities. It’s unlikely that such returns could be repeated in 2010; instead, we believe that current coupons on fixed-income securities are a reasonable indication for returns in 2010. For stocks, the liquidity-driven market advance is likely over, and earnings will need to recover to validate the strong advance from the lows in March. Price earnings ratios will likely contract in the coming year if prices are unable to move in lockstep with a sharp earnings recovery. We anticipate that 2010 stock returns will be more consistent with long-term averages.

Portfolio Facts

As of December 31, 2009

Net Assets	$497,576,599
NAV	$10.66
NAV - High†	12/24/2009 -$10.77
NAV - Low†	3/9/2009 -$6.61
Number of Holdings: 410
† For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	From Inception 4/29/2005

30.62%	3.36%

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Moderately Aggressive Allocation Portfolio Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Portfolio seeks long-term capital growth.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

The Thrivent Moderately Aggressive Allocation Portfolio earned a return of 29.80% as compared with returns from its market benchmarks, the S&P 500 Index and the Barclays Capital Aggregate Bond Index, of 26.47% and 5.93%, respectively. The median return for the peer group, the Lipper Mixed-Asset Target Allocation Growth, was 24.44%.

What factors affected the Portfolio’s performance?

In 2009, returns of stocks and most fixed-income securities rebounded sharply from the sell-offs that occurred in the wake of the Lehman Brothers bankruptcy and financial markets seizure of 2008. Generally speaking, the more volatile or risky asset classes experienced the best recovery in returns. Contrarily, the most conservative or highest-quality sectors of the markets—cash investments and U.S. Treasuries—fared worst. The Portfolio was well positioned in risk asset classes and underweighted in U.S. Treasuries, producing solid returns over the period. We held approximately 22% of assets in fixed-income categories, including short- and intermediate-term investment grade (and high-yield) bonds. The short- and intermediate-term bond segments provided excellent returns versus their benchmarks. High-yield bond returns exceeded most equity categories and thus added to overall results.

Within domestic equities, mid-cap stocks performed well relative to both large and small caps. Our mid-cap core and growth segments outperformed their respective benchmarks. And our large-cap growth segment also outperformed. Large-cap core and value results were in line with their respective benchmarks. However, the Portfolio’s small-cap core and mid-cap value segments underperformed. Large-cap international (Europe, Australasia and Far East) returns outperformed domestic large caps, as the dollar declined relative to major foreign currencies, such as the yen and euro. Emerging-market stocks provided unusually high returns, benefiting the Portfolio’s exposure in the Thrivent Partner Worldwide Allocation Portfolio.

What is your outlook?

We believe the global bear market in both stocks and non-government bonds ended in 2009. Investment-grade and high-yield bonds have achieved strong returns, and yields have declined to levels that represent more typical relationships between risky and risk-free fixed income securities. It’s unlikely that such returns could be repeated in 2010; instead, we believe that current coupons on fixed-income securities are a reasonable indication for returns in 2010. For stocks, the liquidity-driven market advance is likely over, and earnings will need to recover to validate the strong advance from the lows in March. Price-earnings ratios will likely contract in the coming year if prices are unable to move lock-step with a sharp earnings recovery. We anticipate that 2010 stock returns will be more consistent with long-term averages.

Portfolio Facts

As of December 31, 2009

Net Assets	$1,982,967,761
NAV	$10.72
NAV - High†	12/28/2009 - $10.80
NAV - Low†	3/9/2009 - $6.92
Number of Holdings: 424
† For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	From Inception 4/29/2005

29.80%	3.63%

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Moderate Allocation Portfolio Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Portfolio seeks long-term capital growth while providing reasonable stability of principal.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

The Thrivent Moderate Allocation Portfolio earned a return of 26.89% as compared with returns from its benchmarks, the S&P 500 Index and the Barclays Capital Aggregate Bond Index, of 26.47% and 5.93%, respectively. The median return in the peer group, the Lipper Mixed-Asset Target Allocation Moderate category, was 22.70%.

What factors affected the Portfolio’s performance?

In 2009, returns of stocks and most fixed-income securities rebounded sharply from the sell-offs that occurred in the wake of the Lehman Brothers bankruptcy and financial markets seizure of 2008. Generally speaking, the more volatile or risky asset classes experienced the best recovery in returns. Contrarily, the most conservative or highest-quality sectors of the markets—cash investments and U.S. Treasuries—fared worst. The Portfolio was well positioned in risk asset classes and underweighted in U.S. Treasuries, producing solid returns over the period. We held approximately 42% of assets in fixed-income categories, including short- and intermediate-term investment grade (as well as high-yield) bonds. The short- and intermediate-bond segments provided excellent returns versus their benchmarks. High-yield bond returns exceeded most equity categories and thus added to overall results.

Within domestic equities, mid-cap stocks performed well relative to both large and small caps. Our mid-cap core and growth segments outperformed their respective benchmarks. And our large-cap growth segment also outperformed. Large-cap core and value results were in line with their respective benchmarks. However, the Portfolio’s small-cap core and mid-cap value segments underperformed. Large-cap international (Europe, Australasia and Far East) returns outperformed domestic large caps, as the dollar declined relative to major foreign currencies, such as the yen and euro. Emerging-market stocks provided unusually high returns, benefiting the Portfolio’s exposure in the Thrivent Partner Worldwide Allocation Portfolio.

What is your outlook?

We believe the global bear market in both stocks and non-government bonds ended in 2009. Investment-grade and high-yield bonds have achieved strong returns, and yields have declined to levels that represent more typical relationships between risky and risk-free fixed income securities. It’s unlikely that such returns could be repeated in 2010; instead, we believe that current coupons on fixed-income securities are a reasonable indication for returns in 2010. For stocks, the liquidity-driven market advance is likely over, and earnings will need to recover to validate the strong advance from the lows in March. Price-earnings ratios will likely contract in the coming year if prices are unable to move lock-step with a sharp earnings recovery. We anticipate that 2010 stock returns will be more consistent with long-term averages.

Portfolio Facts

As of December 31, 2009

Net Assets	$2,658,525,633
NAV	$10.82
NAV - High†	12/28/2009 - $10.88
NAV - Low†	3/9/2009 - $7.48
Number of Holdings: 428
† For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	From Inception 4/29/2005

26.89%	3.99%

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Moderately Conservative Allocation Portfolio Russell W. Swansen (left), David C. Francis, CFA (right) and Mark L. Simenstad, CFA (far right), Portfolio Co-Managers

The Portfolio seeks long-term capital growth while providing reasonable stability of principal.

The Portfolio’s performance depends upon how its assets are allocated across broad asset categories and applicable sub-classes within such categories. Some broad asset categories and sub-classes may perform below expectations or below the securities markets generally over short or extended periods. In particular, underperformance in the equity markets would have material adverse effect on the Portfolio’s total return, given its allocation to equity securities. Another risk of investing in the Portfolio is that its performance is dependent upon the performance of the underlying asset classes in which it invests. As a result, the Portfolio is subject to the same risks as those faced by the underlying asset classes. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

The Thrivent Moderately Conservative Allocation Portfolio earned a return of 22.53% compared with returns from its benchmarks, the S&P 500 Index and the Barclays Capital Aggregate Bond Index, of 26.47% and 5.93% respectively. The median return in the peer group, the Lipper Mixed-Asset Target Allocation Conservative category, was 18.95%.

What factors affected the Portfolio’s performance?

In 2009, returns of stocks and most fixed-income securities rebounded sharply from the sell-offs that occurred in the wake of the Lehman Brothers bankruptcy and financial markets seizure of 2008. Generally speaking, the more volatile or risky asset classes experienced the best recovery in returns. Contrarily, the most conservative or highest-quality sectors of the markets—cash investments and U.S. Treasuries—fared worst. The Portfolio was well positioned in risk asset classes and underweighted in U.S. Treasuries, producing solid returns over the period. We held approximately 58% of assets in fixed-income categories, including short- and intermediate-term investment grade (as well as high-yield) bonds. Short- and intermediate-bond segments provided excellent returns versus their benchmarks. High-yield bond returns exceeded most equities and thus added to overall results.

Within domestic equities, mid-cap stocks performed well relative to both large and small caps. Our mid-cap core and growth segments outperformed their respective benchmarks. And our large-cap growth segment also outperformed. Large-cap core and value results were in line with their respective benchmarks. However, the Portfolio’s small-cap core and mid-cap value segments underperformed. Large-cap international (Europe, Australasia and Far East) returns outperformed domestic large caps, as the dollar declined relative to major foreign currencies, such as the yen and euro. Emerging-market stocks provided unusually high returns, benefiting the Portfolio’s exposure in the Thrivent Partner Worldwide Allocation Portfolio.

What is your outlook?

We believe the global bear market in both stocks and non-government bonds ended in 2009. Investment-grade and high-yield bonds have achieved strong returns, and yields have declined to levels that represent more typical relationships between risky and risk-free fixed income securities. It’s unlikely that such returns could be repeated in 2010; instead, we believe that current coupons on fixed-income securities are a reasonable indication for returns in 2010. For stocks, the liquidity-driven market advance is likely over, and earnings will need to recover to validate the strong advance from the lows in March. Price-earnings ratios will likely contract in the coming year if prices are unable to move lock-step with a sharp earnings recovery. We anticipate that 2010 stock returns will be more consistent with long-term averages.

Portfolio Facts

As of December 31, 2009

Net Assets	$1,075,379,751
NAV	$10.91
NAV - High†	12/30/2009 - $10.95
NAV - Low†	3/9/2009 - $8.24
Number of Holdings: 421
† For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	From Inception 4/29/2005

22.53%	4.13%

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Technology Portfolio

Subadvised by Goldman Sachs Asset Management, L.P.

Thrivent Partner Technology Portfolio seeks long-term capital appreciation.

The Portfolio primarily invests in securities of technology-related companies. As a consequence, the Portfolio may be subject to greater price volatility than a portfolio investing in a broad range of industries. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

The Thrivent Partner Technology Portfolio earned a return of 56.58% as compared with the median return of its peer group, the Lipper Science and Technology category of 57.54%. The Portfolio’s market benchmarks, the S&P North American Technology Sector Index and the NASDAQ Composite Index returned 63.19% and 45.35%, respectively.

What factors affected the Portfolio’s performance?

Apple Inc. contributed to performance as demand for the iMac, iPod touch and iPhone remained strong through year-end. We continue to believe that Apple’s iPhone represents significant upside potential for global sales. The App Store, with more than 10,000 applications, is a key differentiator for the iPhone. Lamar Advertising Co, an outdoor advertising company, was a strong performer, benefitting from early signs of a recovery in advertising spending. In addition, Lamar has been able to cut costs, which has allowed the company to perform better than expected in the recent downturn. Cognizant Technology Solutions Corporation, a technology consulting firm, also contributed to performance, reporting strong earnings and benefitting from corporations increasingly outsourcing operations, in part, to cut costs and boost profits. Iron Mountain, Inc., a company in the records management, data storage and online backup business, detracted from performance as the company’s near-term revenue growth was challenged in the economic environment of 2009. Shares of video game publishers Electronic Arts and Activision Blizzard fell during the period as video game sales in the U.S. continued to be weak. While we still believe in the long-term secular growth of the video game industry, we became concerned that these near-term trends may continue and exited our position in both companies. Smartphone manufacturer Palm, Inc. was down, as sales of the company’s Pre and Pixie devices have been disappointing.

What is your outlook?

Volatility declined from peak levels during the period. Investors appeared to become less risk averse, trading out of the more defensive stocks that they favored in late 2008 and early 2009 and placing a premium on companies with greater growth prospects. We believe that normalized levels of market volatility should create opportunities for investors who discriminate at the individual stock level. Generally, as economic stress abates, correlations tend to fall from extreme levels, providing a favorable environment for active investors. We believe that as stocks begin to trade more in concert with their underlying companies’ fundamentals, our research will help give us an edge in picking the winners and avoiding the losers.

Portfolio Facts

As of December 31, 2009

Net Assets	$30,948,630
NAV	$5.69
NAV - High†	12/28/2009 - $5.75
NAV - Low†	3/9/2009 - $3.17
Number of Holdings: 39

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	From Inception 3/1/2001
56.58%	-0.76%	-3.94%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The NASDAQ Composite Index is a market capitalization-weighted index of all domestic and foreign securities listed on the NASDAQ Stock Exchange. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. Effective July 1, 2009, the Adviser hired Goldman Sachs Asset Management, L.P. as subadviser to manage the Portfolio on a day-to-day basis. The Adviser believes that the NASDAQ Composite Index is a more appropriate benchmark for the Portfolio in light of the fact that the subadviser, in managing its own proprietary technology mutual fund, benchmarks against this Index. Thus, the S&P North American Technology Sector Index will not be shown in shareholder reports of the Portfolio for fiscal periods ended December 31, 2010 and beyond (unless the Adviser changes back to this benchmark index).
***	The S&P North American Technology Sector Index is a modified capitalization-weighted index of selected technology stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Healthcare Portfolio

Subadvised by Sectoral Asset Management, Inc.

Thrivent Partner Healthcare Portfolio seeks long-term capital growth.

The Portfolio’s investments are concentrated in issuers in the health care industry; therefore, the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified fund. In addition, as a non-diversified fund, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

The Thrivent Partner Healthcare Portfolio earned a return of 23.83% for the period. Its peer group, the Lipper Health/Biotechnology category, produced a median return of 22.72%. And its market benchmark, the MSCI World Healthcare Index, returned 19.67%.

What factors affected the Portfolio’s performance?

Despite an environment favoring cyclical stocks and looming in healthcare-reform uncertainty, the Portfolio benefited from its investments in generic drug makers and medical technology companies. The former benefited from improving margins in developed markets and strong growth in emerging economies, whereas the latter rallied on a quicker-than-anticipated economic recovery and corresponding favorable customer demand. Large-cap biotech companies were the main laggards, as several potential breakthrough products failed to gain FDA approval.

What is your outlook?

Pharmaceutical stocks with improved cost structures, solid pipelines, manageable generic exposures and a significant presence in emerging markets offer what we believe are the most attractive investment opportunities. This sector is trading above recent earnings and offers, in our opinion, an attractive dividend yield. Biotechnology has continued to lag both the health care and broader markets. However, we believe that investor interest in the biotech sector will likely increase if health care reform fears subside and pipelines continue to progress. In addition, merger-and-acquisition activity highlights low valuations and solid assets within biotechnology. Medical technology is also expected to grow and to be led by companies developing products that may offer significant innovations and improvements over current treatment practices. In addition, we believe that specialty pharma/generics companies will offer an attractive exposure to rapidly growing emerging markets.

Portfolio Facts

As of December 31, 2009

Net Assets	$13,298,959
NAV	$11.08
NAV - High†	12/28/2009 - $11.19
NAV - Low†	3/5/2009 - $7.64
Number of Holdings: 34

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	From Inception 4/30/2008
23.83%	6.36%

*	The MSCI World Healthcare Index is a capitalization-weighted index of selected health care stocks from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Natural Resources Portfolio

Subadvised by BlackRock Investment Management, LLC

Thrivent Partner Natural Resources Portfolio seeks long-term capital growth.

The Portfolio’s investments are concentrated in issuers in the natural resources industry; therefore, the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified fund. In addition, as a non-diversified fund, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

The Thrivent Partner Natural Resources Portfolio earned a return of 43.72% for the one-year period ended December 31, 2009. Over the same period, the median return in the Portfolio’s peer group, the Lipper Natural Resources category, was 50.34%, and the S&P North American Natural Resources Sector Index, the Portfolio’s benchmark, realized a return of 37.54%.

What factors affected the Portfolio’s performance?

The Portfolio’s strategy generated strong absolute returns during 2009. The Portfolio benefited from its aggressive industry positioning and strong security selection. In particular, an emphasis on higher volatility segments, such as exploration and production and oil service, drove strong returns. We emphasized these areas over larger, lower-beta areas of the energy segment, such as refining companies, and integrated oil and gas producers. Most of the Portfolio’s allocations benefited returns, with the notable exception of cash and our underweighting in some financial stocks that rallied sharply from depressed levels. Within energy, oil-related companies typically outperformed natural gas producers, as oil rose sharply during the year on the heels of swift OPEC and non-OPEC production cuts.

Commodity producers generated extraordinary returns as coal producers, mining companies, and oil-and-gas exploration companies were among the top performers. As the U.S. dollar continued to weaken, precious metals prices rose, providing a lift to precious-metals-related stocks held in the Portfolio. Industrial miners, including coal producers, benefited from the reacceleration of Asian economies and inventory restocking in China. Exploration and production stocks also rallied, despite volatile natural gas prices. Rising natural gas inventory levels put significant pressure on spot (daily) natural gas prices for much of 2009. With equity markets generally acting as a forward-discounting mechanism, stock prices remained strong, despite weak near-term pricing pressure. Similarly, oil-weighted producers rallied sharply as oil prices moved higher during the year—these stocks have benefited more recently from favorable perceptions of higher long-term oil prices. Oil-service companies gained on increased expectations for future utilization. Despite producing double-digit gains, the larger-cap integrated oil stocks did not keep pace with their smaller-cap, higher-beta counterparts in exploration-and-production.

What is your outlook?

With global economies showing signs of recovery, “risk assets” including commodities and commodity stocks have been among the primary beneficiaries. As perceptions of the economy have improved such that we believe there were signs of global growth accelerating in the third and fourth quarters, the key question now is: Can growth persist? While natural resources equities have rallied since early March, they’re not pricing in a wildly optimistic forecast of future growth. We are looking to benefit from the upside potential we see in the markets and intend to remain overweighted in exploration and production and oil service.

Portfolio Facts

As of December 31, 2009

Net Assets	$21,131,842
NAV	$8.23
NAV - High†	10/19/2009 - $8.46
NAV - Low†	3/2/2009 - $4.97
Number of Holdings: 97

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	From Inception 4/30/2008
43.72%	-10.95%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P North American Natural Resources Sector Index is an index of selected U.S. traded natural resource related stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Emerging Markets Portfolio

Subadvised by Aberdeen Asset Management Investment Services Limited

Thrivent Partner Emerging Markets Portfolio seeks long-term capital growth.

Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

The Thrivent Partner Emerging Markets Portfolio earned a return of 74.70% as compared with the median return of its peer group, the Lipper Emerging Markets category, of 72.31%. The Portfolio’s market benchmark, the MSCI Emerging Markets Index, earned a return of 79.02%.

What factors affected the Portfolio’s performance?

Emerging markets ended sharply higher at the period’s end, far outpacing developed-market stocks. At the period’s beginning, foreign investors fled the asset class as the credit crisis deepened. But sentiment seemed to turn around in mid-March, after governments injected unprecedented amounts of liquidity to stabilize the financial system. That action, along with economic recovery in many emerging countries, prompted a nearly uninterrupted rally into year end.

As markets recovered from their March lows, the Portfolio initially lagged the benchmark as more volatile stocks led the rally. However, our overweighting in interest rate-sensitive sectors, such as consumer discretionary and financials, allowed the Portfolio to catch up as the rally broadened out. Several of our consumer holdings performed well, including Indonesian conglomerate Astra International and Brazilian retailer Lojas Renner. Many of our financial holdings also produced strong returns in 2009, including Standard Chartered, Akbank, Banorte, Bradesco, CIMB Group and ICICI Bank. Although our underweighting in cyclical companies affected performance negatively, our stock selections more than offset this, with strong performances from two Latin American holdings, Vale and Tenaris.

Conversely, our overweighting in defensive sectors—such as consumer staples and health care—proved negative. Defensive sectors held up well amid the turmoil of 2008, but did not enjoy the full extent of the rebound in 2009, even though the negative impact was mitigated partially by our underweight in telecoms and non-exposure to utilities. At the stock level, India’s Satyam Computer Services, Ltd. was the biggest detractor, as its share price fell sharply after its chairman’s stunning admission of fraud. We have since sold our holding in the company.

What is your outlook?

The rally may continue in the short term amid flush liquidity, but uncertainty is likely to persist. For now, policymakers appear intent on maintaining their extraordinary fiscal stimulus measures, but we do not think this can continue indefinitely. The risk of asset bubbles could worsen if U.S interest rates stay low, the U.S. dollar remains weak and the carry-trade is prolonged. How developing countries will fare may depend on their ability to improve domestic demand, amid tepid recovery in developed economies.

Portfolio Facts

As of December 31, 2009

Net Assets	$17,426,885
NAV	$9.72
NAV - High†	12/2/2009 - $9.77
NAV - Low†	3/2/2009 - $4.46
Number of Holdings: 53

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	From Inception 4/30/2008
74.70%	-0.87%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The MSCI Emerging Markets Index is a modified capitalization-weighted index of selected emerging economies from around the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Real Estate Securities Portfolio

Reginald L. Pfeifer, CFA, Portfolio Manager

Thrivent Real Estate Securities Portfolio seeks to provide long-term capital appreciation and high current income.

The Portfolio is subject to risks arising from the fact that it invests, under normal circumstances, at least 80% of its total assets in securities of companies that are primarily engaged in the real estate industry. Portfolio security prices are influenced by the underlying value of properties owned by the issuer, which may be influenced by the supply and demand for space and other factors. The real estate industry is cyclical, and securities issued by companies doing business in the real estate industry may fluctuate in value. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

The Thrivent Real Estate Securities Portfolio earned a return of 29.08%, compared with the median return of its peer group, the Lipper Real Estate category, of 31.53%. The Portfolio’s market benchmark, the FTSE NAREIT Equity REIT Index, earned a return of 27.99%.

What factors affected the Portfolio’s performance?

Real estate investment trust (REIT) stocks staged a significant rebound in 2009, after reaching their lowest levels in 15 years in early March. This recovery occurred primarily because REITs were able to raise more capital to reduce leverage and repay current or near-term debt maturities. In general, REITs were able to maintain reasonable occupancy levels due to their high-quality portfolios and experienced management teams.

The Portfolio’s best performing sectors were lodging, apartments and office REITs. Poorest-performing sectors were shopping center, self storage and industrial properties. These holdings contributed most positively to performance: Simon Property Group, Inc., which owns and manages regional malls, outlet centers and community shopping centers in the United States and internationally; Digital Realty Trust, Inc., which specializes in data centers and technology-related real estate in the U.S. and Europe; and AvalonBay Communities, Inc., which develops and manages upscale apartment communities in high barrier-to-entry U.S. housing markets.

What is your outlook?

We expect the U.S. economy to gradually improve in 2010. As a result, the commercial real estate sector should improve as well. Construction activity has been low, and new supply is expected to be limited over the next few years. We believe job growth is necessary in order for vacancy rates to decline, and this process may take longer than previous recoveries. Nonetheless, we anticipate economic improvement will begin to benefit commercial real estate vacancy rates in 2010, and subsequently, rental rates. We expect that most property sectors should see improvement during the course of the year. And properties with short-term leases—lodging, multi-family apartment, and self storage—are likely to lead the way.

Property sectors with longer-term leases—office buildings, shopping centers and industrial properties—are not likely to see an immediate rebound in rental rates, but should benefit from a gradual improvement in occupancy rates. The Portfolio has exposure to companies within each property sector, with the largest concentration being in large-cap REITs with strong management. We believe these types of companies have demonstrated the ability to access capital in the public and private markets, which remains critical in the current environment. We also maintain exposure in small- and mid-cap REITs that offer attractive relative value and long-term growth potential.

Portfolio Facts

As of December 31, 2009

Net Assets	$265,402,705
NAV	$11.67
NAV - High†	12/28/2009 - $12.45
NAV - Low†	3/6/2009 - $5.52
Number of Holdings: 97

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	From Inception 4/30/2003
29.08%	0.48%	9.21%

*	The FTSE NAREIT Equity REIT Index is an unmanaged capitalization-weighted index of all equity real estate investment trusts. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Utilities Portfolio

Subadvised by BlackRock Investment Management, LLC

Thrivent Partner Utilities Portfolio seeks capital appreciation and current income.

The Portfolio’s investments are concentrated in issuers in the utilities industry; therefore the Portfolio is more vulnerable to price changes in the securities of issuers in this industry and factors specific to this industry than a more broadly diversified fund. The Portfolio is also subject to the risks of investing in foreign (including emerging markets) stocks. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

The Thrivent Partner Utilities Portfolio earned a return of 12.00% as compared with the median return of its peer group, the Lipper Utility category, of 18.47%. The Portfolio’s market benchmarks, the S&P 500 Utilities Index and the S&P 500 Telecommunications Services Index, achieved returns of 11.91% and 8.93%, respectively.

What factors affected the Portfolio’s performance?

The biggest boost to relative performance for the year came from stock selection in the telecommunications sector, more specifically from within the diversified telecom services industry, in which the Portfolio held an average weighting of 20.66% for the year. A modest overweighting in wireless telecom services also contributed to relative outperformance. Within the utilities space, stock selection in the electric utilities industry (combined with a nearly 6% overweighting in the independent power producers) also helped provide several basis points of outperformance. The biggest detriment to relative performance for the period came from the combination of stock selection and an 8.5% underweighting to the integrated utilities industry.

What is your outlook?

Within the utilities sector, we continue to like the electric utilities for what we consider to be their consistency and reliability—they showed good resilience this year. We look forward to what we expect will be ongoing performance in the regulated space, especially as we believe interest rates will remain low for the majority of 2010. In 2009, our allocation to the integrated utilities has hurt on a relative basis, given depressed natural gas prices. Additionally, we expect to see independent power producers perform better into 2010, as their traditionally higher volatility should provide a boost as the market continues to recover.

Within the telecommunications sector, we expect capital spending to remain relatively flat—with increased spending in wireless and slightly less spending in wireline. Elsewhere, we like rural local exchange carriers (RLECs) as promising cash-flow generators and dividend payers. RLECs are potential beneficiaries of the economic stimulus plan, as broadband is likely rolled out across franchise territories. The cell phone tower companies also seem to be well-positioned given their contracts with wireless providers who will likely need more servicing and higher-quality networks as data-heavy smart phones continue to develop.

The telecom and utility sectors have been negatively affected by the economy’s weakness. The net result, however, has been what we think are some attractive valuations on a price-to-earnings (P/E) basis, coupled with above-average dividend yields. Additionally, the earnings in these sectors typically mimic overall economic growth, which should be an important factor as we potentially move closer to a sustainable recovery.

Portfolio Facts

As of December 31, 2009

Net Assets	$6,376,286
NAV	$7.76
NAV - High†	12/28/2009 - $7.85
NAV - Low†	3/9/2009 - $5.55
Number of Holdings: 90

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	From Inception 4/30/2008
12.00%	-13.24%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Utilities Index is a capitalization-weighted index of utilities sector securities. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.
***	The S&P 500 Telecommunications Services Index is a capitalization-weighted index of telecommunications sector securities. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in this Index. The performance of this Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Small Cap Growth Portfolio

Subadvised by Turner Investment Partners, Inc.

Thrivent Partner Small Cap Growth Portfolio seeks long-term capital growth.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

The Thrivent Partner Small Cap Growth Portfolio earned a return of 34.75% as compared to the median return of its peer group, the Lipper Small-Cap Growth category, of 35.06%. The Portfolio’s market benchmark, the Russell 2000® Growth Index, earned a return of 34.47%.

What factors affected the Portfolio’s performance?

In 2009, the equity markets rebounded nicely following one of the strongest market corrections on record. What initially started as a low-quality rally with lower-priced and smaller market-cap stocks, broadened out as the year progressed, and the Portfolio delivered strong relative results for the year. We believe that earnings and company fundamentals have become more of a focal point, as investors focus on top-line results. This theme has traditionally favored our investment style.

For the year, the Portfolio outperformed in five of the nine economic sectors, led by producer durables, energy and consumer staples. Contributing to the Portfolio’s performance were holdings in semiconductor capital equipment stocks. We were overweighted in semiconductor holdings, including early-cycle companies that we believed would benefit on the front-end of an economic recovery. This positioning paid off as semiconductor capital equipment holdings were up considerably for the year.

Detracting from performance were the health care, financial and utilities sectors. The medical-specialties industry (within health care) was by far the largest detractor from performance. For example, Wright Medical Group, Inc. cut its earnings guidance earlier in the year as management cited concerns over a more difficult industry environment and higher compliance spending. We sold our position in this stock during the year. And Thoratec Corporation suffered some pressure during the year as investors awaited data from the Food and Drug Administration on approval of its HeartMate II ventricular device. We still maintain a position in this stock, as we feel the company’s growth rate will exceed expectations.

What is your outlook?

The stock market is expected to continue to deliver good news in 2010, driven by three catalysts. First, corporate profits should continue to surprise on the upside in 2010, and we think corporate earnings should climb at double-digit rates in both 2010 and 2011. Second, we think economic growth (here and abroad) should exceed expectations. The U.S. economy could grow 3-4%, and the global economy could expand by more than 4% in 2010. Third, investor sentiment appears neutral at best.

We believe there’s skepticism about stocks’ ability to move further upward. Indeed, between March and November 2009, investors pulled $13 billion out of U.S. stock funds and placed $239 billion in bond funds, according to Morningstar. So we believe there’s plenty of capital on the sidelines that could help lift stocks higher, especially if investors gain confidence about sustained economic growth.

Portfolio Facts

As of December 31, 2009

Net Assets	$160,486,579
NAV	$10.03
NAV - High†	12/24/2009 - $10.16
NAV - Low†	3/9/2009 - $5.68
Number of Holdings: 194

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	From Inception 11/30/2001
34.75%	-0.57%	2.26%

*

The Russell 2000® Growth Index is an index comprised of small capitalization companies with a greater than average growth orientation. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Small Cap Value Portfolio

Subadvised by T. Rowe Price Advisors, Inc.

Thrivent Partner Small Cap Value Portfolio seeks long-term growth of capital.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

The Thrivent Partner Small Cap Value Portfolio achieved a return of 30.24% for the one-year period ended December 31, 2009. Over the same period, the median return in the Portfolio’s peer group, the Lipper Small-Cap Value category, was 29.47% and the market index, the Russell 2000® Value Index, return was 20.58%.

What factors affected the Portfolio’s performance?

The financials sector was the top contributor to results versus the market index. The Portfolio benefited from stock selection and an advantageous underweighting to the sector. Specifically helpful was our overweighting in capital markets, driven by Ares Capital Corporation and Pennantpark Investment Corp. Additionally helpful to performance were our stock selections and underweighting in commercial banks SVB Financial Group was a top contributor, having benefited from, among other things, improved credit conditions, gained market share and the issuance of several new loans.

Industrials and business services were home to a number of strong performers. Nordson Corporation, a global equipment manufacturer, was supported throughout the year by its profitable service/parts business. MPS Group, Inc., a professional staffing firm, benefited from the announcement that Adecco SA, a large Swiss-based global staffing firm, would acquire the company at a premium.

Energy stocks as a group produced the strongest absolute return for the Portfolio, led by Whiting Petroleum Corporation. The share price of this oil-and-gas exploration and production company enjoyed a healthy upswing as oil prices rebounded from the previous year’s lows.

Materials stocks did well during 2009, and the sector produced the best absolute return within the index. The Portfolio holdings in the materials group underperformed the materials sector, although having an overweight position in a strong performing sector mitigated some of the impact. Holdings in the containers and packaging, paper and forest products, and chemicals industries contributed to the underperformance.

Consumer discretionary was another sector where having an overweight position in the strong performing sector helped. Several companies that held up well through the depths of the economic downturn did not fully participate in the stock price rally. Examples include: Aarons, Inc., a home and office furnishings rental company, and Matthews International Corporation, which sells funeral memorial products.

What is your outlook?

The post-bear market rally may continue to follow a historical pattern in 2010—bounce off the bottom, typically giving way to stocks trading in a range, followed by a period of modest gains. The caveats to this somewhat bullish scenario are focused on what Congress may decide regarding financial regulation, health care reform and higher taxes. Small-cap stocks appear reasonably well positioned as an asset class, but investors will likely need to be nimble to sort out the winners from the losers. We believe our research-based approach is well suited to such an environment.

Portfolio Facts

As of December 31, 2009

Net Assets	$226,346,373
NAV	$15.58
NAV - High†	12/24/2009 - $15.90
NAV - Low†	3/9/2009 - $8.08
Number of Holdings: 171
† For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	From Inception 4/30/2003

30.24%	3.68%	11.54%

*

The Russell 2000® Value Index measures the performance of small cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Small Cap Stock Portfolio

Darren M. Bagwell, CFA, Portfolio Manager*

Thrivent Small Cap Stock Portfolio seeks long-term capital growth.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices.
These and other risks are described in the Portfolio’s prospectus.

*       A different portfolio manager managed the portfolio during 2009.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

The Thrivent Small Cap Stock Portfolio earned a return of 20.38% compared with the return of its market benchmark, the Russell 2000® Index, of 27.17%. The Lipper Small-Cap Core category median return was 27.84%.

What factors affected the Portfolio’s performance?

During the period, the financial markets experienced extreme volatility as investors struggled to comprehend the severity of the financial crisis and the ramifications of federal government intervention in the marketplace. Early in the period, the equity markets experienced a severe market decline, but later in the period saw a historic market rally. Initially, the Portfolio was positioned defensively, focusing on high-quality companies situated in non-cyclical sectors of the market. While the market was in decline, the Portfolio performed well primarily due to appropriate sector allocation. As the market decline abated, the Portfolio was repositioned into more economically sensitive sectors and overweighted in the information technology, consumer discretionary, basic materials and energy sectors.

However, the Portfolio’s focus in high-quality stocks, along with, in our view, the speculative nature of the market rally, resulted in an inability to match market returns. The rally was almost unprecedented in its velocity of returns, as the Russell 2000® Index appreciated by more than 80% from the market bottom in March through the end of December. The best performing stocks during this period were low-quality stocks as measured by economic returns, as well as stocks with a low market cap, low dollar price, little-to-no earnings, and high debt levels. Unfortunately, even though the Portfolio was repositioned, it could not match the high-octane returns of this rally.

What is your outlook?

Our near-term outlook for equity returns remains positive due primarily to continued signs of improvement in many economic indicators, as well as the reflationary policies of the Federal Reserve. However, the balance sheet of the consumer remains concerning. While job losses seem to be slowing, we have yet to see job growth or a decline in the unemployment rate. Debt levels also remain high. Although we are still in the midst of a debt deflation cycle, we believe the government stimulus programs should at least stimulate economic growth over the next several quarters. Nonetheless, these stimulus programs have a cost, and we remain concerned about the high federal deficit and its impact on the U.S. dollar. We will look to capitalize on reflationary-related opportunities within the basic materials, energy, industrials and information technology sectors. We intend to continue the Portfolio’s core investment philosophy of owning high-quality stocks with improving fundamentals, solid valuations and positive economic returns. While optimistic that the worst of the economic crisis is over, we plan to remain diligent in analyzing new data as it becomes available to help ensure continued recovery.

Portfolio Facts

As of December 31, 2009

Net Assets	$258,492,738
NAV	$10.13
NAV - High†	12/24/2009 - $10.35
NAV - Low†	3/9/2009 - $6.28
Number of Holdings: 250
† For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	From Inception 3/1/2001
20.38%	-0.41%	4.45%

*

The Russell 2000® Index measures the performance of small cap stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Small Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Small Cap Index Portfolio strives for capital growth that approximates the performance of the
S&P SmallCap 600 Index.

The Portfolio is exposed to the risks of investing in equity securities of smaller companies, which may include, but are not limited to, lower trading volume and less liquidity than larger, more established companies. Small company stock prices are generally more volatile than large company stock prices.
While the Portfolio attempts to closely track the S&P SmallCap 600 Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

The Thrivent Small Cap Index Portfolio earned a return of 25.29% as compared to the median return of its peer group, the Lipper Small-Cap Core category, of 27.84%. The Portfolio’s market benchmark, the S&P SmallCap 600 Index, earned a return of 25.56%.

What factors affected the Portfolio’s performance?

The Portfolio is managed to approximate the performance of the S&P SmallCap 600 Index, a prime measure of small stock performance. We seek to maintain a fully invested position with limited transactions to minimize costs. As typically occurs with an index portfolio, the difference in performance between the benchmark index and the Portfolio itself can be largely attributed to expenses and minor differences in portfolio composition.

Small-cap stocks underperformed both mid-cap stocks and large-cap stocks for the last 12 months. Eight sectors out of 10 sported a positive return. The energy and consumer discretionary sectors led the way with the most positive returns. Stocks of financial firms and telecommunication services were the weakest performers, with both posting negative returns.

What is your outlook?

The Portfolio will remain fully invested to try to track the performance of the S&P SmallCap 600 Index. This can be an attractive way for individuals to try to take advantage of the growth potential of the broad, diversified marketplace of small-cap stocks.

Over the past year, investors seemed more open to taking risk, providing an environment that tends to favor mid- and small-capitalized companies. We believe that small-cap companies, particularly those exposed to the domestic markets and American consumers, have had a more challenging operating environment relative to mid-cap companies.

The financial markets appear to be resolving some of the uncertainty that surrounded the fixed-income markets and contributed to the previous severe credit contraction. It is possible that a new economic cycle may be starting. Typically, as a new economic cycle starts, investors begin to favor smaller-cap issues.

We still believe there is solid opportunity in the small-cap arena, but the premium return for small caps is likely to be limited in the future as the new cycle continues to mature.

Portfolio Facts

As of December 31, 2009

Net Assets	$203,919,492
NAV	$10.57
NAV - High†	6/4/2009 - $11.09
NAV - Low†	3/9/2009 - $7.16
Number of Holdings: 604
† For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	10-Year
25.29%	1.13%	6.04%

*	The S&P SmallCap 600 Index is an index that represents the average performance of a group of 600 small capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses and taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Mid Cap Growth Portfolio II

Andrea J. Thomas, CFA, Portfolio Manager

Thrivent Mid Cap Growth Portfolio II seeks long-term growth of capital.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements.
Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

The Thrivent Mid Cap Growth Portfolio II achieved a return of 49.31% for the fiscal year ended December 31, 2009. Over the same period, the Portfolio’s benchmark index, the Russell Midcap® Growth Index, earned a return of 46.29%, and the median return in the Portfolio’s peer group, the Lipper Mid-Cap Growth category, was 42.84%.

What factors affected the Portfolio’s performance?

The biggest driver of the Portfolio’s performance over the past year was an allocation to early-cycle stocks that perform well at the onset of economic recoveries. The mid-cap segment of the market, in particular, offers more exposure to those segments of the economy with a high degree of economic sensitivity. We took advantage of weakness in the consumer discretionary and technology sectors and bought stocks that we believed would weather the economic downturn and do well coming out of the recession. We also avoided the financial sector for the most part, as we remained concerned about poorly performing loans in the residential mortgage market as well as the commercial real estate market. We remain cautious on the financial sector as we believe some institutions have yet to address additional loan losses on their books.

What is your outlook?

We have seen a rally off the March lows, with a heavy Portfolio weighting toward early-cycle stocks that will likely benefit from an economic recovery. This rally has been fueled in part by an increase of monetary liquidity as well as fiscal stimulus pumped into the system. As we go forward, the employment situation will likely be crucial to sustaining the recovery. Our belief is that without a recovery in the job situation, investors may become increasingly wary, as relatively high expectations have been built into stock valuations. With that in mind, we believe risk aversion will be an emerging theme as the year unfolds. We have been systematically moving up in market cap, and positioning the Portfolio toward later-cycle companies.

It is also our belief that this unprecedented stimulus is likely to bring about inflation at some point. Therefore, our Portfolio has a fairly significant inflation bent within the materials and energy sectors. If global growth rebounds, these stocks should do well. If the government continues to print money, these stocks should do well as inflation will likely escalate.

Portfolio Facts

As of December 31, 2009

Net Assets	$125,842,491
NAV	$8.43
NAV - High†	12/24/2009 - $8.57
NAV - Low†	3/9/2009 - $4.51
Number of Holdings: 92
† For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	From Inception 11/30/2001
49.31%	4.36%	2.09%

*

The Russell Midcap® Growth Index measures the performance of mid cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Mid Cap Growth Portfolio

Andrea J. Thomas, CFA, Portfolio Manager

Thrivent Mid Cap Growth Portfolio seeks long-term growth of capital.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements.
Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

The Thrivent Mid Cap Growth Portfolio achieved a return of 50.94% for the fiscal year ended December 31, 2009. Over the same period, the Portfolio’s benchmark index, the Russell Midcap® Growth Index, earned a return of 46.29% and the median return in the Portfolio’s peer group, the Lipper Mid-Cap Growth category, was 42.84%.

What factors affected the Portfolio’s performance?

The biggest driver of the Portfolio’s performance over the past year was an allocation to early-cycle stocks that perform well at the onset of economic recoveries. The mid-cap segment of the market, in particular, offers more exposure to those segments of the economy with a high degree of economic sensitivity. We took advantage of weakness in the consumer discretionary and technology sectors and bought stocks that we believed would weather the economic downturn and do well coming out of the recession. We also avoided the financial sector for the most part, as we remained concerned about poorly performing loans in the residential mortgage market as well as the commercial real estate market. We remain cautious on the financial sector as we believe some institutions have yet to address additional loan losses on their books.

What is your outlook?

We have seen a rally off the March lows, with a heavy Portfolio weighting toward early-cycle stocks that will likely benefit from an economic recovery. This rally has been fueled by an increase of monetary liquidity as well as fiscal stimulus pumped into the system. As we go forward, the employment situation will likely be crucial to sustaining the recovery. Our belief is that without a recovery in the job situation, investors may become increasingly wary, as relatively high expectations have been built into stock valuations. With that in mind, we believe risk aversion will be an emerging theme as the year unfolds. We have been systematically moving up in market cap, and positioning the Portfolio toward later-cycle companies.

It is also our belief that this unprecedented stimulus is likely to bring about inflation at some point. Therefore, our Portfolio has a fairly significant inflation bent within the materials and energy sectors. If global growth rebounds, these stocks should do well. We anticipate that these stocks will do well if inflation escalates, as we expect.

Portfolio Facts

As of December 31, 2009

Net Assets	$365,215,499
NAV	$14.42
NAV - High†	12/24/2009 - $14.64
NAV - Low†	3/9/2009 - $7.72
Number of Holdings: 113
† For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	10-Year
50.94%	5.19%	2.75%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell Midcap® Growth Index measures the performance of mid cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Mid Cap Value Portfolio

Subadvised by Goldman Sachs Asset Management, L.P.

Thrivent Partner Mid Cap Value Portfolio seeks to achieve long-term growth of capital.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements. Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

The Thrivent Partner Mid Cap Value Portfolio earned a return of 32.33% as compared to the median return of its peer group, the Lipper Mid-Cap Value category, of 32.63%. The Portfolio’s market benchmark, the Russell Midcap® Value Index, returned 34.21% during the fiscal year.

What factors affected the Portfolio’s performance?

In the rally that was particularly pronounced in the mid-cap segment, the Thrivent Partner Mid-Cap Value Portfolio modestly underperformed the Russell Midcap® Value Index. Our stock selections within the energy and materials sectors proved helpful to performance, but some holdings within consumer discretionary and technology detracted from performance.

Stock selection was the strongest in the energy sector. Several of our holdings experienced strong gains that surpassed the mid-single digit gains of the market. Two such examples are exploration and production companies Whiting Petroleum Corp. and Newfield Exploration Co. Their shares were likely boosted by the announcement of a major acquisition in the industry, signaling potential future consolidation, in addition to improving energy prices during the latter part of the fourth quarter. Share prices of some of our retailers, including J.C. Penney Co., Inc., fell and detracted from performance. We believe this was due to market concerns over consumer sales trends. We feel that the current environment presents an opportunity to add great franchises to the Portfolio at favorable valuations, as we believe that many companies with strong balance sheets and disciplined management have lagged in the recent rally. Within the financials sector, we continue to favor insurance companies with opportunities for pricing improvement and market share gains due to decreased competition.

What is your outlook?

Looking into the U.S. equity market in 2010, we believe there are opportunities to buy quality businesses at deeply discounted valuations. We believe that many quality stocks are inexpensive relative to their lower-quality peers—a valuation gap that we expect to narrow gradually. We expect that earnings will accelerate due to economic improvement and company-level operating leverage driven by cost cutting. We anticipate that lower borrowing costs should be a further tailwind to earnings. If, as we expect, investors refocus on fundamentals, we believe that 2010 will be a fertile environment to generate return without additional risk. We continue to anticipate increased stock-level differentiation, distinguishing quality companies with robust business models from those likely to remain challenged. We see prospects in select companies that appear poised to benefit from an environment of lower competition, higher pricing and improved market share. We intend to maintain our focus on quality companies trading at compelling valuations and believe that this long-term discipline will likely help us navigate volatile markets.

Portfolio Facts

As of December 31, 2009

Net Assets	$183,704,037
NAV	$10.82
NAV - High†	12/24/2009 - $11.08
NAV - Low†	3/9/2009 - $6.41
Number of Holdings: 104
† For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	From Inception 4/29/2005
32.33%	3.68%

*

The Russell Midcap® Value Index is an index comprised of mid-cap companies with lower than average price-to-book ratios and lower forecasted growth values. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Mid Cap Stock Portfolio

Brian J. Flanagan, CFA, Portfolio Manager

Thrivent Mid Cap Stock Portfolio seeks long-term capital growth.

Mid-cap stocks offer the potential for long-term gains but can be subject to short-term price movements.
Mid-sized company stock prices are generally more volatile than large company stock prices. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

The Thrivent Mid Cap Stock Portfolio earned a return of 39.10% as compared to the median return of its peer group, the Lipper Mid-Cap Core category, of 36.92%. The Portfolio’s market benchmark, the Russell Midcap® Index, earned a return of 40.48%.

What factors affected the Portfolio’s performance?

The Portfolio’s performance was driven by an overweighting within cyclical sectors, including industrials, information technology and energy. The industrials sector was led by Oshkosh Corporation, which benefitted from the combination of declining solvency risk and a major order from the U.S. military. Attractive valuations, significant expense reductions and low inventories provided leverage to the information technology sector as orders seemed to begin to stabilize. Our stock selections within the energy sector focused on rig-and-oil service companies, which appreciated as the markets anticipated improving fundamentals. Additionally, our underweighting of the utility sector added to performance because that sector lagged the overall market given the sector is less sensitive to a recovering economy. Two sectors, financials and consumer discretionary, were detractors to overall performance. Both sectors suffered from poor security selection. Within the financial sector, insurance stocks lagged as low valuations failed to offset a tepid pricing environment. Rising loan losses also continued to buffet regional bank holdings during the year. An ill-timed overweighting in homebuilding stocks and an underweighting of online travel agencies contributed to underperformance in the consumer discretionary sector. In general, the Portfolio’s solid performance can be attributed, for the most part, to our pro-cyclical stance and exposure to companies that benefitted from a weak dollar via strong export sales.

What is your outlook?

The Portfolio continues a pro-cyclical tilt. We believe accommodative monetary and fiscal policies and low interest rates should prove catalysts for economic growth in 2010. Our focus remains on what we think are attractive valuations, solid balance sheets and strong free cash flow. Economically sensitive stocks exhibiting these characteristics should provide downside support and simultaneous upside leverage as the recovery likely continues. We remain overweighted in information technology and materials. And within information technology, investments are concentrated in companies with what we believe are solid balance sheets and free cash flow, low cost structures, low inventory levels, and new product cycles. The Portfolio continues its overweighting in container and packaging companies within the materials sector. While exposure to this less-cyclical subsector was reduced, we maintain some leverage since we think fundamentals and valuations remain attractive. The Portfolio is currently underweighted in consumer discretionary stocks, due to what we think are less-attractive valuations, and because consumers continue to show a stronger commitment to saving versus spending. In summary, the Portfolio continues to position for an economic upturn with a disciplined focus on valuation, solid balance sheets and financial flexibility.

Portfolio Facts

As of December 31, 2009

Net Assets	$443,522,484
NAV	$9.80
NAV - High†	12/24/2009 - $10.01
NAV - Low†	3/9/2009 - $5.65
Number of Holdings: 134
† For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	From Inception 3/1/2001
39.10%	2.83%	3.56%

*

The Russell Midcap® Index is an index that measures the performance of the smallest 800 securities in the Russell 1000® Index, as ranked by total market capitalization. It is not possible to invest directly in the index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Mid Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Mid Cap Index Portfolio seeks total returns that track the performance of the S&P MidCap 400
Index.

Mid-cap stocks offer the potential for long term gains but can be subject to short term price movements.
Mid-sized company stock prices are generally more volatile than large company stock prices. While the
Portfolio attempts to closely track the S&P MidCap 400 Index, it does not duplicate the composition of the
Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the
Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Mid Cap Index Portfolio earned a return of 36.69% as compared to the median return of its peer group, the Lipper Mid-Cap Core category, of 36.92%. The Portfolio’s market benchmark, the S&P MidCap 400 Index, earned a return of 37.37%.

What factors affected the Portfolio’s performance?

Because it is designed to invest in a way that reflects its benchmark index, the only changes made to the Portfolio are done to reconcile the Portfolio with any alterations in the composition of the index itself. As typically occurs with an index fund, the difference in performance between the benchmark index and the Portfolio itself can be largely attributed to expenses and minor differences in Portfolio composition.

Mid-cap stocks outperformed both large- and small-cap stocks. Within the benchmark index, each of the 10 sectors posted positive returns. Energy and information technology posted the most positive returns, reflecting a bit of a reversal as these sectors were bottom-tier performers in the prior year. Financials underperformed the most during the last 12 months, reflecting increased levels of risk within the sector.

What is your outlook?

The Portfolio will remain fully invested in a way that seeks to track the performance of the S&P MidCap 400 Index. This can be an attractive way for individuals to try to take advantage of the investment potential of the broad, diversified marketplace for mid-cap stocks.

Over the last 12 months, investors went from being extremely risk-averse to becoming less risk-averse, providing an environment that tends to favor smaller companies. Mid-cap companies, particularly those exposed to the domestic markets and U.S. consumers, outperformed their large-cap counterparts.

The financial markets appear to be resolving some of the uncertainty and ambiguity that have surrounded the fixed-income markets and contributed to the previous severe credit contraction. It is possible that a transition may be taking place. Typically, as a new economic cycle starts, investors begin to favor mid- and small-cap issues. We believe that attractive opportunities are available in the mid-cap marketplace in the months ahead. At the same time, we are realistic in our expectations that the premium return to the mid-cap sector is likely to be reduced in the future as the economic cycle continues.

Portfolio Facts

As of December 31, 2009

Net Assets	$86,932,328
NAV	$10.37
NAV - High†	12/24/2009 - $10.55
NAV - Low†	3/9/2009 - $6.27
Number of Holdings: 404
† For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	From Inception 3/1/2001
36.69%	2.95%	5.37%

*	The S&P MidCap 400 Index is an index that represents the average performance of a group of 400 medium capitalization stocks. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Worldwide Allocation Portfolio

Subadvised by Principal Global Investors, LLC, Mercator Asset Management, LP,
Victory Capital Management Inc., Aberdeen Asset Management Investment Services
Limited and Goldman Sachs Asset Management, L.P.

Thrivent Partner Worldwide Allocation Portfolio seeks long-term capital growth.

Foreign investments, as compared to domestic ones, involve additional risks, including currency fluctuations, different accounting standards, and greater political, economic and market instability. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Partner Worldwide Allocation Portfolio earned a return of 31.67% for the one-year period ended December 31, 2009. Over the same period, the median return in the Portfolio’s peer group, the Lipper International Core category, was 29.64% while the benchmark index, the MSCI All Country World Index ex-USA, achieved a return of 42.14%.

What factors affected the Portfolio’s performance?

The Portfolio is managed by five advisory teams, each focused on managing a particular segment of the investment markets outside the U.S. Two managers focus on the large-cap Europe, Australasia, Far East (EAFE) markets, while two others focus on small/mid-cap EAFE and emerging equity markets, respectively. A fifth manager is responsible for the emerging debt market segment. The Portfolio’s large- and small-cap EAFE managers performed better in the early part of the year as markets around the globe declined and the defensive holdings in their respective accounts declined less than the overall market. The markets bottomed late in the first quarter and staged a rally in the second and third quarters. Market leadership changed dramatically with low-quality, low-priced and high-volatility stocks leading the market indexes upward. None of these managers was able to reposition to the required aggressive investment strategies in such a short time period. However, being underweighted in the lowest tier of quality and lacking strong pro-cyclical exposure, particularly among the direct beneficiaries of government intervention, proved very costly in terms of relative performance. As such, a performance shortfall was realized, particularly during the unusually strong recovery in the markets in the second and third quarters. Some of that shortfall was mitigated by strong relative returns from the emerging markets debt and equity segments of the Portfolio, but their performance was not sufficient to offset the lag in overall returns. In the fourth quarter, all the investment styles were able to achieve results much more consistent with their long-term objectives and in better relationship to their respective market benchmarks, resulting in improved total Portfolio results versus both peers and benchmarks.

What is your outlook?

It appears that the worst of the recession is over. Most leading economic indicators seem to be turning positive: home prices are stabilizing, credit markets are beginning to have a function again, government spending is having a stimulative effect, and consumer confidence is improving. But the outlook is far from clear. Our concerns include: the private sector and now public sector debt overhang, the still-rising unemployment rate in most developed countries, the bad assets lingering on the balance sheets of many banks, the pull of inflationary and deflationary forces, the risk of increasing protectionism, and the potential for policy missteps as monetary and fiscal stimuli are removed from the system. We believe that an important issue in sustaining the market advance will be the realization of the aggressive earnings expectations that are driving stock prices. We expect to remain in a volatile economic and market environment for the coming months. Whereas the first phase of the market recovery was characterized by solvency and survival, the next phase will likely be more focused on quality and fundamentals.

Portfolio Facts

As of December 31, 2009

Net Assets	$254,871,845
NAV	$7.84
NAV - High†	12/2/2009 - $8.01
NAV - Low†	3/9/2009 - $4.73
Number of Holdings: 441
† For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	From Inception 4/30/2008
31.67%	-12.37%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The MSCI All Country World Index ex-USA is an unmanaged market capitalization-weighted index that is designed to represent the performance of developed and emerging stock markets throughout the world. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner International Stock Portfolio

Subadvised by Mercator Asset Management, LP and Principal Global Investors,
LLC

Thrivent Partner International Stock Portfolio seeks long-term growth of capital.

Foreign investments involve additional risks including currency fluctuations and greater political, economic and market instability and different accounting standards, as compared with domestic investments. These risks are magnified when the Portfolio invests in emerging markets, which may be of relatively small size and less liquid than domestic markets. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Partner International Stock Portfolio earned a return of 24.79% for the one-year period ended December 31, 2009. Over the same period, the median return in the Lipper International Core category was 29.64%, while the Portfolio’s benchmark, the MSCI Europe, Australasia and Far East (EAFE) Index, achieved a return of 32.46%.

What factors affected the Portfolio’s performance?

The Portfolio is managed by two advisory teams, each focuses on managing a Portfolio segment in the developed markets as represented by the MSCI EAFE Index. The two managers utilize different but complementary investment styles and processes—one focused on a valuation approach while the other utilizes fundamental momentum strategies. The managers performed better in the early part of the year as markets around the globe declined and the defensive holdings in their respective accounts declined less than the overall market. The markets bottomed late in the first quarter and staged a rally in the second and third quarters. Market leadership changed dramatically with low-quality, low-priced and high-volatility stocks leading the market indexes upward. Neither one of the managers was able to reposition to the required aggressive investment strategies in such a short time period. However, being underweighted in the lowest tier of quality and lacking strong pro-cyclical exposure, particularly among the direct beneficiaries of government intervention, proved very costly in terms of relative performance. As such, a meaningful performance shortfall was realized, particularly during the unusually strong recovery in the markets in the second and third quarters. In the fourth quarter, both of the investment styles were able to achieve results much more consistent with their long-term objectives and in better relationship to their respective market benchmarks, resulting in improved total Portfolio results versus both peers and benchmarks in the fourth quarter.

What is your outlook?

It appears that the worst of the recession is over. Most leading economic indicators seem to be turning positive: home prices are stabilizing, credit markets have begun to function again, government spending is having a stimulative effect, and consumer confidence is improving. But the outlook is far from clear. Our concerns include: the private sector and now public sector debt overhang, the still-rising unemployment rate in most developed countries, the bad assets lingering on the balance sheets of many banks, the pull of inflationary and deflationary forces, the risk of increasing protectionism, and the potential for policy missteps as monetary and fiscal stimuli are removed from the system. We believe that an important issue in sustaining the market advance will be the realization of the aggressive earnings expectations that are driving stock prices. We expect to remain in a volatile economic and market environment for the coming months. Whereas the first phase of the market recovery was characterized by solvency and survival, the next phase will likely be more focused on quality and fundamentals.

Portfolio Facts

As of December 31, 2009

Net Assets	$882,943,082
NAV	$9.99
NAV - High†	12/2/2009 - $10.32
NAV - Low†	3/9/2009 - $6.12
Number of Holdings: 227
† For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	10-Year
24.79%	2.34%	-0.70%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The MSCI EAFE Index measures the performance of stocks in developed countries outside of North America. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Socially Responsible Stock Portfolio

Subadvised by Calvert Asset Management Company, Inc. and Atlanta Capital Management, L.L.C.

Thrivent Partner Socially Responsible Stock Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in small-cap and mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. The Portfolio is also subject to the risks of investing in foreign stocks. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Partner Socially Responsible Stock Portfolio earned a return of 35.65% as compared to the median return of its peer group, the Lipper Large-Cap Growth category, of 37.56%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 26.47%.

What factors affected the Portfolio’s performance?

At the aggregate portfolio level, the biggest contributions to relative performance came from the energy and technology sectors. We were underweighted in the lagging energy sector, and the top-performing technology sector was our biggest overweighting. Stock selection within each added to performance as well. We also had positive net contributions in most other sectors. Only in the health care sector did our holdings and weighting detract from performance. While several holdings offset the negative impact of Gilead and Genzyme, performance was further limited as we did not have exposure to Wyeth and Schering-Plough, which were the targets in two large pharmaceutical mergers.

What is your outlook?

A sense of optimism about the future is much easier to muster in January 2010 than it was in January 2009.

While the economy is hardly robust, early signs of recovery exist, and the stock market has registered a gain above the long-term average. Unfortunately, that return did little to assuage a poor decade for equities.

We’re not ready to make a prediction about the entire next decade, but we believe further gains lie ahead in 2010. We expect the economy will continue to gradually improve as the year wears on. If the anticipated modest recovery does not occur, we expect surprises to the upside are more likely than surprises to the downside. Despite the market’s strong move off the March low, valuations appear to be reasonable. Improvements in the U.S. and global economy should drive strong earnings growth, and that will likely push the stock market higher. We believe the biggest risks to our forecasts emanate from Washington. Policy mistakes, be they fiscal or monetary, have the potential to complicate stock market advances.

The occurrence of these potential mistakes is not the basis for our outlook, however. Instead, we expect moderate gains. It’s likely that the pace of the stock market’s advance will decelerate. The early gains have been made as we stepped back from the brink. From here, we expect the market to reward predictable and steady earnings growth. That probably means growth over value, large-cap stocks over small-cap stocks, and a potential advantage accruing to the socially responsible companies that dominate this Portfolio. Whatever environment we confront, we intend to work diligently to identify what we believe is the best combination of growth prospects and attractive valuation in the year ahead.

Portfolio Facts

As of December 31, 2009

Net Assets	$4,130,015
NAV	$8.76
NAV - High†	12/28/2009 - $8.88
NAV - Low†	3/9/2009 - $5.00
Number of Holdings: 50
† For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	From Inception 4/30/2008
35.65%	-7.24%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner All Cap Growth Portfolio

Subadvised by Calamos Advisors LLC

Thrivent Partner All Cap Growth Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in small-cap and mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Partner All Cap Growth Portfolio earned a return of 50.32% as compared to the median return of its peer group, the Lipper Multi-Cap Growth category, of 38.89%. The Portfolio’s market benchmark, the Russell 3000® Growth Index, earned a return of 37.01%.

What factors affected the Portfolio’s performance?

The Portfolio turned in solid absolute and relative performance during 2009. It benefited as the broad market favored some traditional growth sectors—such as information technology and consumer discretionary—and as companies with the highest expected long-term growth rates performed well within the index. Quality growth stocks and some cyclical businesses rebounded strongly from oversold conditions. While the market has rallied strongly and the Portfolio turned in a strong year, we are still finding quality growth businesses that we believe are priced attractively relative to cash flows.

During the year, the biggest driver of relative performance came from the information technology sector, with stock selection and an overweighted position both adding value. This was one of the best performing sectors within the Russell 3000® Growth Index and led in the broader market as measured by the S&P 500 Index.

Strong selection within consumer discretionary also added to relative returns. We remain cautious to this area due to our concerns that consumers are still interested in correcting their personal balance sheets and may cut back on their spending. However, we believe we have found some attractive opportunities within the Internet retail industry.

In energy, we believe valuations are reasonable within the sector and any further dollar devaluation should help support energy prices. We have found success within industries such as drilling, exploration and production, as well as equipment and services. Our exposure here may also act as a potential hedge against inflation.

What is your outlook?

Heading into 2010, the Portfolio’s largest sector overweighting is in information technology and energy. We like the information technology sector in part because we believe it holds better long-term growth potential due to offering productivity enhancers and providing consistent improvements in corporate and consumer devices. Additionally, many of the technology companies seem to possess cleaner balance sheets with lower debt levels and may be less dependent on accessing the capital markets to fund their growth. Within the energy sector, the overweighting stems from our belief that as the economy recovers, albeit slowly, many energy names will see continued growth. Valuations and earnings of certain companies in this sector still appear attractive. Our most significant underweighting relative to the benchmark index is to consumer staples because we did not see attractive growth potential or valuations. Some consumer staples names now look more attractive relative to the rest of the market following the current rally.

The economic landscape still appears volatile and less predictable than in the recent past, but should provide opportunities for companies with better balance sheets and strong management to take advantage of their competitive positioning.

Portfolio Facts

As of December 31, 2009

Net Assets	$8,096,440
NAV	$8.03
NAV - High†	12/28/2009 - $8.14
NAV - Low†	3/9/2009 - $4.42
Number of Holdings: 91
† For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	From Inception 4/30/2008
50.32%	-12.29%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 3000® Growth Index is an index that measures the performance of the broad growth segment of U.S. equities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner All Cap Value Portfolio

Subadvised by OppenheimerFunds, Inc.

Thrivent Partner All Cap Value Portfolio seeks long-term capital growth.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. In addition, the Portfolio is exposed to the risks of investing in small- and mid-cap stocks, which generally are more volatile and less liquid than large-cap stocks. The Portfolio is also subject to the risks of investing in foreign (including emerging market) stocks. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Partner All Cap Value Portfolio earned a return of 41.20% during the 12-month reporting period ended December 31, 2009. The Portfolio’s market benchmark, the Russell 3000® Value Index, earned a return of 19.76%. The median return in the Portfolio’s peer group, the Lipper Multi-Cap Value category, was 26.24%.

What factors affected the Portfolio’s performance?

The Portfolio outperformed as a result of stock selection in the industrials, materials, energy, information technology, financials and health care sectors. Overweighted positions in the information technology and materials sectors also benefited the Portfolio’s performance. The Portfolio underperformed within the consumer staples sector, primarily as a result of weaker stock selection.

In terms of individual stock contributors within the industrials sector, Tyco International Ltd., Navistar International Corp., AirCastle Ltd. and Genesis Lease Ltd. produced strong relative results for the Portfolio. Within machinery, Navistar rebounded strongly, and within the industrial conglomerates subsector, Tyco did the same.

The materials sector was the second largest relative contributor to Portfolio performance with the top contributor to performance being chemicals supplier Lubrizol Corp. Within the energy sector, underweighting in Exxon Mobil Corp., which underperformed during the reporting period, helped relative performance. In the information technology sector, Research in Motion Ltd. was the top contributor to performance for the Portfolio. Information technology holding Qualcomm, Inc., which we maintained a position in at period end, also performed well for the Portfolio during the reporting period.

The Portfolio underperformed the index in consumer staples, as overweighted positions in The Kroger Co., Molson Coors Brewing Co. and Campbell Soup Co. detracted from results during the period. We exited our position in Campbell Soup by period end. A few other individual detractors to Portfolio performance included financials firms GAM Holding AG and Bank of America Corp., utilities company American Electric Power Co., Inc. and biotech firm Orexigen Therapeutics, Inc. We exited our positions in GAM, American Electric Power and Orexigen but continued to hold Bank of America at period end.

What is your outlook?

We believe that 2010 will continue some of the positive economic trends we saw emerging in the last half of 2009, as the U.S. economy returned to positive GDP growth in the third and fourth quarters of 2009. We believe as the U.S. economy moves further along into economic recovery, the Portfolio’s emphasis on higher-quality stocks and underlying fundamentals should make it well-positioned in the current market environment. We expect higher-quality stocks to take over market leadership from the lower-quality and nondividend-paying stocks, which had a strong run in the second and third quarters of 2009 following the March 2009 market lows.

Portfolio Facts

As of December 31, 2009

Net Assets	$5,523,460
NAV	$7.65
NAV - High†	12/24/2009 - $7.85
NAV - Low†	3/9/2009 - $4.37
Number of Holdings: 51

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	From Inception 4/30/2008
41.20%	-13.31%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 3000® Value Index is an index that measures the performance of the broad value segment of U.S. equities. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner All Cap Portfolio

Subadvised by Pyramis Global Advisors, LLC, an affiliate of Fidelity Investments

Thrivent Partner All Cap Portfolio seeks long-term growth of capital.

Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Partner All Cap Portfolio earned a return of 28.48% as compared to the median return of its peer group, the Lipper Multi-Cap Core category, of 30.62%. The Portfolio’s market benchmark, the Russell 3000® Index, earned a return of 28.34%.

What factors affected the Portfolio’s performance?

Stock selection in the information technology and health care sectors contributed the most to relative performance, while holdings in the consumer staples and materials sectors detracted from performance. Among technology stocks, the overweighting in communications equipment maker Brocade Communications Systems was the largest Portfolio contributor. The capital markets industry within the financial sector had the most limiting effect on returns as the Portfolio’s holdings did not keep pace with the advance seen in the benchmark index and because we were modestly underweighted in the group most of the year.

What is your outlook?

We continue to see incremental signs of improvement in areas of the economy and believe the improvements will continue into 2010. We would not describe our positioning as overly aggressive, but we believe that we are fairly balanced across our holdings with fundamental upside, balance sheet strength, relative valuation and strategic importance as likely driving factors of our positioning.

Examples of this balance in the Portfolio can be found in the consumer sector, where we had been less aggressive through most of 2009, but now have been moving the Portfolio to a slightly more aggressive stance because we believe there is a recovery under way in retail, autos and housing-related areas. We believe these themes will continue in 2010 as many of these companies will likely face easier-than-normal comparisons versus a year ago. Similarly, in the areas of the market that tend to be sensitive to global industrial activity, like materials and industrials, we have been more aggressive in our positioning. In these areas, we have been investing in names we think have tight or improving supply/demand, and companies we think have improving volume and/or pricing power in 2010, which we believe will be a result of improving global economic activity. In technology, where we have been somewhat more aggressive in the past, we have begun to slightly reduce our risk profile as the sector has appreciated significantly. We continue to invest in themes like improving PC demand and semiconductor capital equipment manufacturers, but we are becoming more focused on relative valuation when identifying opportunities in these areas. Similarly, within financials, we are more optimistic than a year ago but remain cautious about commercial real estate. As a result, we have continued to avoid the smaller regional banks in favor of larger, more diversified banks. We have balanced this more defensive positioning with increased exposure to companies more leveraged to the capital markets and have been reducing our exposure to insurance companies.

Portfolio Facts

As of December 31, 2009

Net Assets	$62,614,815
NAV	$7.73
NAV - High†	12/24/2009 - $7.82
NAV - Low†	3/9/2009 - $4.69
Number of Holdings: 107

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	From Inception 11/30/2001
28.48%	3.83%	0.92%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 3000® Index is an index comprised of the 3,000 largest U.S. companies based on market capitalization. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Large Cap Growth Portfolio II

Scott A. Vergin, CFA, Portfolio Manager

Thrivent Large Cap Growth Portfolio II seeks long-term growth of capital and future income.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Large Cap Growth Portfolio II achieved a return of 39.78% for the fiscal year ended December 31, 2009. Over the same period, the Portfolio’s benchmark index, the Russell 1000® Growth Index, earned a return of 37.21% and the median return in its peer group, the Lipper Large-Cap Growth category, was 37.56%.

What factors affected the Portfolio’s performance?

Equities posted a strong comeback following a difficult 2008. Stabilization in financial markets coupled with early signs of an economic recovery appears to have powered the market rally, specifically in the more cyclically sensitive sectors. Our Portfolio’s outperformance relative to our comparable peer group and index was driven both by asset allocation and security selection.

Looking at a sector-based analysis, the energy, information technology and materials sectors accounted for the vast majority of the relative outperformance, specifically with regard to security selection. Within technology, our semiconductor sub-segment was a standout highlighted by ownership in Micron Technology and Marvell Technology. The energy sector benefited from positions in Petrobras, Transocean and Weatherford. Our bullish stance on metals drove our materials sector performance, with Freeport-McMoRan Copper & Gold being a strong performer for the Portfolio.

Two sectors detracting the most from performance for the year were consumer discretionary and health care. In the consumer discretionary sector, overweighted positions in Target and casino operator Melco Crown Entertainment detracted from performance. In the health care sector, our overweighted position proved detrimental, and ownership of Gilead Sciences and Abbott Laboratories also impacted performance negatively.

What is your outlook?

We feel the momentum in the equity markets will carry forward into 2010 as the theme of an improving economy driving corporate earnings recovery likely continues to play out. Therefore, the economically sensitive sectors of the market are favored in the Portfolio. Industrials, consumer discretionary and energy are some of the sectors in which we are currently overweighted. Within the industrials sector, we like certain transportation names that should benefit from an expected improvement in business spending. We also like certain retail companies that tend to benefit from a more confident consumer. The energy sector remains overweighted as it was in 2009, but the emphasis has shifted toward exploration and production companies. Defensive sectors like consumer staples are being de-emphasized until the equity market momentum dissipates.

Portfolio Facts

As of December 31, 2009

Net Assets	$357,385,831
NAV	$7.32
NAV - High†	12/14/2009 - $8.06
NAV - Low†	3/9/2009 - $4.91
Number of Holdings: 101

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	From Inception 11/30/2001
39.78%	1.57%	0.70%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Large Cap Growth Portfolio

Scott A. Vergin, CFA, Portfolio Manager

Thrivent Large Cap Growth Portfolio seeks long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Large Cap Growth Portfolio achieved a return of 41.40% for the fiscal year ended December 31, 2009. Over the same period, the Portfolio’s benchmark index, the Russell 1000® Growth Index, earned a return of 37.21%, and the median return in its peer group, the Lipper Large-Cap Growth category, was 37.56%.

What factors affected the Portfolio’s performance?

Equities posted a strong comeback following a difficult 2008. Stabilization in the financial markets coupled with early signs of an economic recovery powered the market rally, specifically in the more cyclically sensitive sectors. Our Portfolio’s outperformance relative to our comparable peer group and index was driven both by asset allocation and security selection.

Looking at a sector-based analysis, the energy, information technology and materials sectors accounted for the vast majority of the relative outperformance, specifically with regard to security selection. Within technology, our semiconductor sub-segment was a standout highlighted by ownership in Micron Technology and Marvell Technology. The energy sector benefited from positions in Petrobras, Transocean and Weatherford. Our bullish stance on metals drove our materials sector performance, with Freeport-McMoRan Copper & Gold being a strong performer for the Portfolio.

Two sectors detracting the most from performance for the year were consumer discretionary and health care. In the consumer discretionary sector, overweighted positions in Target and casino operator Melco Crown Entertainment detracted from performance. In the health care sector, our overweighted position proved detrimental. Ownership of Gilead Sciences and Abbott Laboratories also impacted performance negatively.

What is your outlook?

We feel the momentum in the equity markets will carry forward into 2010 as the theme of an improving economy driving corporate earnings recovery likely will continue to play out. Because of this, the economically sensitive sectors of the market are favored in the Portfolio. Industrials, consumer discretionary and energy are some of the sectors in which we are currently overweighted. Within the industrials sector, we like certain transportation names that should benefit from an expected improvement in business spending. We also like certain retail companies that tend to benefit from a more confident consumer. The energy sector remains overweighted as it was in 2009, but the emphasis has shifted toward exploration and production companies.

Defensive sectors like consumer staples are being deemphasized until the equity market momentum dissipates.

Portfolio Facts

As of December 31, 2009

Net Assets	$1,025,312,961
NAV	$15.40
NAV - High†	12/28/2009 - $15.66
NAV - Low†	3/9/2009 - $9.21
Number of Holdings: 122

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	10-Year
41.40%	1.80%	-1.88%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**

The Russell 1000® Growth Index measures the performance of large cap growth stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Growth Stock Portfolio

Subadvised by T. Rowe Price Associates, Inc.

Thrivent Partner Growth Stock Portfolio seeks long-term growth of capital and, secondarily, to increase dividend income.

Stocks, in general, are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Partner Growth Stock Portfolio achieved a return of 43.17% for the one-year period ended December 31, 2009. The Portfolio’s benchmark index, the S&P 500/Citigroup Growth Index, earned 31.58%. The median return in the Portfolio’s peer group, the Lipper Large-Cap Growth category, was 37.56%.

What factors affected the Portfolio’s performance?

Stock selection was the primary reason for relative outperformance, but sector weighting was also positive. Information technology was the primary contributor to relative outperformance on a significant overweighting against the index and on stock selection. This sector was by far the leading performer in the index for the year. Stock selection in computers and peripherals led sector performance. Apple, the Portfolio’s top absolute contributor, continued to post impressive revenues and margins.

Portfolio results were aided by stock selection and an overweighted position in the Internet software and services industry. Shares of Tencent Holdings, operator of China’s largest online messaging community, continued to rise on revenue growth driven by a successful gaming business. Google benefited from an improving global advertising market, reporting a strong latest quarter of growth in revenues and profits. The company’s Internet search business will likely benefit from an early cycle recovery.

The health care providers and services industry drove health care sector performance, on stock selection and an overweighted position. Pharmacy benefit managers such as Medco Health Solutions and Express Scripts are benefiting, in part, as companies seek to reduce health care costs. Intuitive Surgical, maker of robotic surgical systems, consistently beat market expectations in a challenging environment. A new system launch and a well-executed commercial strategy powered the company’s performance.

The performance of energy, the weaker sector of the index, was driven by Portfolio stock selection. Petroleo Brasileiro, a Brazilian state-controlled oil company, continues to benefit from large proven oil reserves. The firm has expanded production in recent months as oil prices have increased and stabilized. Portfolio performance also benefited from limited exposure to large diversified oil companies, which underperformed other energy companies more leveraged to an economic recovery.

What is your outlook?

U.S. stocks continued to rise in the last quarter, building on the rally that started in March, as the economy displayed further signs of recovery. Despite these encouraging signs, we anticipate sluggish growth for 2010 with a gradual transition from recession to recovery.

Housing industry concerns and lingering high unemployment may dampen spending. We continue to seek quality companies with seasoned management teams, strong earnings-growth potential, and solid free cash flow, while staying aware of stock price valuations.

Portfolio Facts

As of December 31, 2009

Net Assets	$61,338,025
NAV	$9.93
NAV - High†	12/28/2009 - $10.01
NAV - Low†	3/9/2009 - $6.06
Number of Holdings: 107

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	From Inception 11/30/2001
43.17%	1.73%	2.54%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500/Citigroup Growth Index is a capitalization-weighted index comprised of the highest price-to-book ratio securities in the S&P 500 Index. The S&P 500/Citigroup Growth Index is designed so that approximately one-half of the S&P 500 Index market capitalization is characterized as “value” and the other half as “growth.” The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Large Cap Value Portfolio

Matthew D. Finn, CFA, Portfolio Manager

Thrivent Large Cap Value Portfolio seeks long-term growth of capital.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Large Cap Value Portfolio earned a return of 21.11% as compared to the median return of its peer group, the Lipper Large-Cap Value category, of 22.86%. The Portfolio’s market benchmark, the Russell 1000® Value Index, earned a return of 19.69%.

What factors affected the Portfolio’s performance?

Being overweighted in the technology and consumer discretionary sectors and underweighted in the utilities and energy sectors helped performance during the year versus the benchmark index. Technology and consumer discretionary were among the strongest areas of the market, while energy and utilities were among the weakest.

In addition, stock selection added to Portfolio performance. Stock selection in the energy and industrial sectors was the strongest while stock selection in the consumer discretionary sector detracted from performance versus the index. Overall Portfolio relative performance was the weakest in the health care sector. This was primarily due to Portfolio positions in medical device manufacturer Boston Scientific and diversified medical company Abbott Laboratories. Both of these positions have been sold. In addition, not owning shares of pharmaceutical manufacturer Schering-Plough, which was acquired by Merck during the period, hurt relative performance.

What is your outlook?

We believe that the economy is recovering, and with its recovery, corporate profits are recovering too. In our view, valuations are still attractive in many areas. 2010 should be a good year for common stocks.

The largest overweighting versus the index are in the information technology and consumer discretionary sectors. The overweighting in technology includes semiconductor stocks whose weighting will likely be coming down as valuations have risen to reflect the improved operating performance. Selected companies in the consumer discretionary sector remain an area where, in our belief, valuations are still attractive and operating performance can still exceed consensus expectations.

The largest underweighting versus the index remain the financial and energy sectors. We believe that quality financial companies are an area of opportunity. The underweighting in the financial services sector is primarily due to the large index weighting in REITs, which are not owned in the Portfolio. Energy also is an area of opportunity. The Portfolio underweighting in energy is due to the index’s large weighting in integrated oil companies—more than 10%. The focus of the Portfolio within energy is in the drilling, services, and exploration and production industries.

Portfolio Facts

As of December 31, 2009

Net Assets	$733,019,856
NAV	$9.65
NAV - High†	12/24/2009 - $9.92
NAV - Low†	3/9/2009 - $5.84
Number of Holdings: 112

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	From Inception 11/30/2001
21.11%	1.13%	2.29%

*

The Russell 1000® Value Index measures the performance of large cap value stocks. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Large Cap Stock Portfolio

Matthew D. Finn, CFA, and Scott A. Vergin, CFA , Portfolio Co-Managers

Thrivent Large Cap Stock Portfolio seeks long-term capital growth.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Large Cap Stock Portfolio achieved a return of 27.59% for the one-year period ended December 31, 2009. Over the same period, the median return in the peer group, the Lipper Large-Cap Core category, was 27.98%. The Portfolio’s benchmark, the S&P 500 Index, earned a return of 26.47%.

What factors affected the Portfolio’s performance?

Stock selection was the key factor in the Portfolio’s results versus the benchmark index. Holdings in the energy, information technology and materials sectors performed quite well versus the benchmark’s sector results. Some of that advantage was given back due to subpar returns to our holdings in the financial and health care groups as well as a modest holding in cash reserves. Within the energy sector, the equipment and services industries performed quite well as is often the case in periods of rising oil prices, like we had in 2009. Nabors Industries and Weatherford International both performed strongly in the Portfolio and relative to other stocks within the group. Being underweighted in Exxon and overweighted in Petrobras within the oil and gas production industry was also a contributing factor to good returns as Exxon’s performance fell well short of the average while Petrobras performed much better. In the information technology group, holdings in the semiconductor industry were responsible for the better results versus the benchmark holdings in the group. Being overweighted and having superior stock selection aided the returns for the group. Portfolio holdings in the computer hardware stocks also performed well relative to the benchmark. In the materials sector, the Portfolio’s holding in Freeport-McMoRan Copper & Gold aided returns as the stock outperformed both the group and the broad market by quite a significant margin.

In the financial sector, the Portfolio’s holdings in the commercial banking sector limited the advance as the group lagged behind both the sector and the broader market advance. While banks staged a significant rally in the second half of the year, it was not sufficient to offset weakness earlier in the period. In the health care sector, holdings in the pharmaceutical industry did not keep pace with the group or the market. To some extent, the pharmaceutical industry is viewed as a defensive group and those types of stocks did not keep up with the surge in the market that took place after the March bottom in the S&P 500 Index. A modest position in cash reserves also had a small negative impact as the market advance over the course of the year earned a significant premium to cash returns.

What is your outlook?

We believe that the bear market in stocks ended in March 2009 and that the economic recession ended sometime over the summer of 2009. We believe that we are now in a cyclical bull market that should overlay the ongoing economic recovery. We agree the recovery is likely to be less robust than might normally be the case following such a sharp recession. The banking system, while well under repair, will not likely provide the level of financial stimulus seen in many of the past recoveries. The equity market is likely to continue to advance but at a more modest pace than last year. We believe that earnings will be the key factor determining the ultimate advance of the market this cycle.

Portfolio Facts

As of December 31, 2009

Net Assets	$617,272,542
NAV	$7.72
NAV - High†	12/28/2009 - $7.87
NAV - Low†	3/9/2009 - $4.71
Number of Holdings: 185

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	From Inception 3/1/2001
27.59%	0.17%	-0.59%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Large Cap Index Portfolio

Kevin R. Brimmer, FSA, Portfolio Manager

Thrivent Large Cap Index Portfolio seeks total returns that track the performance of the S&P 500 Index.

Large-cap stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. While the Portfolio attempts to closely track the S&P 500 Index, it does not exactly duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the stocks in their respective indexes. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Large Cap Index Portfolio earned a return of 26.20% as compared to the median return of its peer group, the S&P 500 Index Objective category, of 26.15%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 26.47%.

What factors affected the Portfolio’s performance?

The Portfolio’s holdings are aligned with those of the S&P 500 Index. As typically occurs in an index portfolio, the difference in performance between the benchmark index and the portfolio itself can largely be attributed to expenses and minor differences in portfolio composition.

All sectors in the S&P 500 Index posted positive returns during the previous year. Information technology and materials were the two best performing sectors over the past 12 months, reversing what can be described as an oversold condition from the prior year. Large cap stocks outperformed small caps, due in part to a greater contribution of dividend income, while continuing to underperform mid-cap stocks from the previous year. Telecommunication services and utilities recorded the least positive returns for the last 12-month period.

Although performance of these two sectors benefited from dividend income, returns were discretely impacted by the negative performance of the largest companies within each of these two sectors.

What is your outlook?

Large-cap stocks underperformed mid-cap stocks, but outperformed small-caps. These last 12 months showed a steep decline through mid-March, then a huge recovery from the lows through the end of June. There are signs that a rotation in market leadership could be under way. As a generalization, this type of environment tends to favor mid- and small-cap companies. Additionally, investors seem to be becoming more risk-tolerant, which is also an environment that tends to favor mid- and small-cap companies. We believe the dollar is as low as it should get and that risk levels are coming down. While opportunities for large-cap stocks exist, our view is that as we enter a new cycle, mid- and small-cap companies should outperform their large-cap counterparts.

The financial markets appear to be resolving some of the uncertainty and ambiguity that have surrounded the fixed-income markets and contributed to the severe credit contraction.

Portfolio Facts

As of December 31, 2009

Net Assets	$338,170,475
NAV	$15.76
NAV - High†	12/28/2009 - $15.93
NAV - Low†	3/9/2009 - $10.35
Number of Holdings: 505

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	10-Year
26.20%	0.17%	-1.19%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Equity Income Plus Portfolio

David R. Spangler, CFA, and Kevin R. Brimmer, FSA, Portfolio
Co-Managers

Thrivent Equity Income Plus Portfolio seeks income plus long-term capital growth.

The Portfolio may invest in, among others, REITs, preferred stocks and foreign (including emerging market) stocks. These investments are subject to unique risks. The Portfolio may also sell covered options on any securities in which the Portfolio invests. Successful use of this strategy can augment portfolio return but can also magnify losses if executed incorrectly. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Equity Income Plus Portfolio earned a return of 16.68% as compared to the median return of its peer group, the Lipper Equity Income category, of 24.97%. The Portfolio’s market benchmark, the S&P 500 Index, earned a return of 26.47%.

What factors affected the Portfolio’s performance?

The U.S. stock market posted one of the sharpest rebounds in history. The return to riskier assets included small caps outperforming large caps, growth over value, lower-quality over higher-quality, higher beta over lower beta and nondividend payers over dividend payers. Overall, the Portfolio maintained a higher-quality, lower-risk positioning in dividend-paying stocks, which contributed to the Portfolio lagging behind the market in 2009.

Security selection was the major contributor to underperformance, with weak performance in all but one sector due to the Portfolio’s positioning in higher-quality securities when the market rewarded lower-quality. Sector allocation was modestly positive for the year, with positive contribution coming from the materials, technology, health care and consumer discretionary sectors, but negative contribution coming from the energy and financial sectors. The Portfolio’s buy-write options strategy added value by generating premiums and moderating volatility.

What is your outlook?

It is expected that the economy will transition from early expansion to later expansion during 2010. At year-end 2009, Portfolio sectors were positioned with overweighting to economically sensitive securities in the financial, materials, industrials and consumer discretionary sectors, and underweighting to more counter-cyclical sectors such as consumer staples, utilities and health care. However, as the economic recovery matures, it is expected that the Portfolio will be positioned to sectors such as health care, consumer staples, energy, materials and industrials, with underweightings to consumer discretionary, financials and technology. The Portfolio intends to maintain its options buy-write strategy.

Portfolio Facts

As of December 31, 2009

Net Assets	$54,979,092
NAV	$7.91
NAV - High†	12/28/2009 - $8.14
NAV - Low†	3/9/2009 - $5.05
Number of Holdings: 142

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	From Inception 4/30/2008
16.68%	-11.09%

*	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
**	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Balanced Portfolio

Kevin R. Brimmer, FSA, and Michael G. Landreville, CFA, Portfolio Co-Managers

Thrivent Balanced Portfolio seeks long-term total return through a balance between income and the potential for long-term capital growth.

The Portfolio is subject to interest-rate risk, credit risk and volatility risk, which may result in overall price fluctuations over short or even extended time periods. Stocks are subject to the basic market risk that a particular security, or securities in general, may decrease in value over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Balanced Portfolio earned a total return of 21.76%. The Portfolio’s market benchmarks, the S&P 500 Index and the Barclays Capital Aggregate Bond Index, returned 26.47% and 5.93%, respectively.

What factors affected the Portfolio’s performance?

We maintained an investment allocation of approximately two-thirds of assets in the equity segment and the remainder in fixed-income securities during the period.

The equity component’s return was in line with its market benchmark, the S&P 500 Index. Within the Portfolio, information technology, materials and consumer discretionary were the best performing sectors, while energy, utilities and telecommunications services fared worst.

The fixed-income component of the Portfolio outperformed the Barclays Capital Aggregate Bond Index. The main factor in the relative outperformance was the recovery of the floating-rate asset-backed securities held in the Portfolio. Historically considered high quality and low risk, these floating-rate securities hurt performance in 2008. In 2009, as the credit markets recovered, these securities rebounded from previous distressed levels. In addition, several of the securities returned principal or matured at par.

Another factor helping performance was that the fixed-income portfolio began the year with an overweighted position in corporate and mortgage-backed bonds, whose prices rose sharply during most of the period as investors’ appetite for risk increased. Conversely, the Portfolio’s underweighted position in Treasury securities, which underperformed as their yields increased, also benefited relative performance. This underweight resulted from the fact that toward the end of 2008, Treasury securities were some of the only fixed-income securities with strong liquidity. Consequently, out of necessity, those were the ones the Portfolio had to sell to meet redemptions.

What is your outlook?

We believe the recession is over and economic growth will likely continue into 2010. We expect the pace of growth to pick up early in the year, though it will likely remain more subdued than investors would like. Unemployment will likely remain high, which we believe will cause the Federal Reserve to keep short-term interest rates at current low levels at least through the first half of the year.

While we expect the bond and stock markets to continue returning toward more normal operations, we don’t expect a repeat any time soon of 2009’s outsized returns from either type of asset. Rather, combined returns are likely to be more muted—in the single to low double digits.

Going forward, we plan to keep the Portfolio at roughly two-thirds equities and one-third fixed-income securities. As always, we will continue to monitor the economy and markets closely and work to provide a prudent balance of income and the potential for long-term capital growth.

Portfolio Facts

As of December 31, 2009

Net Assets	$281,158,197
NAV	$13.44
NAV - High†	12/30/2009 - $13.54
NAV - Low†	3/9/2009 - $9.75
Number of Holdings: 767

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	10-Year
21.76%	1.91%	1.93%

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.
***	The S&P 500 Index is an index that represents the average performance of a group of 500 widely held, publicly traded stocks. “S&P 500” is a trademark of The McGraw-Hill Companies, Inc. and has been licensed for use by Thrivent Financial for Lutherans. The product is not sponsored, endorsed or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent High Yield Portfolio

Paul J. Ocenasek, CFA, Portfolio Manager

Thrivent High Yield Portfolio seeks a higher level of income. The Portfolio will also consider growth of capital as a secondary objective.

Although high-yield bonds typically have a higher current yield than investment-grade bonds, high-yield bonds are also subject to greater price fluctuations and increased risk of loss of principal than investment-grade bonds. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent High Yield Portfolio returned 43.49%, compared with a median return of 43.82% for its Lipper High Current Yield peer group. The Portfolio’s market benchmark, the Barclays Capital U.S. Corporate High Yield Bond Index, returned 58.21%.

What factors affected the Portfolio’s performance?

The Portfolio generally tracked its Lipper peer group. The main reason it underperformed the benchmark index was our comparatively more conservative portfolio: a strategy that served us well during the credit crunch. Although we began adding lower-rated bonds as market conditions began to improve, we still didn’t hold as much risk as the index. Plus, we tended to avoid the riskiest, lowest-quality bonds that rebounded strongly during much of the period.

Also detracting from our relative performance was our underweighted position in the financial sector, which performed well during the period. The Portfolio maintained about a 5% position in the sector while the benchmark index had about a 12% allocation.

The Portfolio’s relative performance benefited from the fact that we remained nearly fully invested in high-yield securities, unlike many of our peers, with only about 1% of the Portfolio’s assets in cash. With exceptionally strong performance in the high-yield sector during the period, and meager yields on cash, our strategy of remaining invested was rewarded.

Also helping our relative performance were our weightings and security selections within the auto and retail sectors. We held no bonds issued by General Motors, Ford or Chrysler—all of which were negatively impacted by insolvency fears—and instead opted for bank-secured loans to the car makers. Unlike the bonds, the loans performed quite well. Other positive-performance factors included our overweighted position and security selections in the retail sector.

What is your outlook?

We remain concerned about the threats to growth posed by rising unemployment, high consumer debt, increasing taxes and soft consumer demand. But with the return of economic growth, we expect default rates in high-yield bonds to decline—from about 12% now to between 4%–7% in another 12 months. A falling default rate should provide support for the high-yield market and room for a continued tightening of yield spreads, although we don’t foresee a surge in prices as seen during 2009.

We have moved the Portfolio to a neutral position on credit risk, but we still have a slightly underweighted position in the lowest-quality issues, as we feel that some of the lowest-quality issuers will face inevitable problems.

We continue to see attractive opportunities to add value to the Portfolio. While 2009’s exceptional returns won’t likely be repeated anytime soon, we think the current economic recovery will provide a favorable environment for investors in high-yield bonds during the months ahead.

Portfolio Facts

As of December 31, 2009

Net Assets	$755,968,546
NAV	$4.56
NAV - High†	12/30/2009 - $4.56
NAV - Low†	3/9/2009 - $3.38
Number of Holdings: 287

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	10-Year
43.49%	5.95%	2.79%

*	The Barclays Capital U.S. Corporate High Yield Bond Index is an index which measures the performance of fixed-rate non-investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Diversified Income Plus Portfolio

Mark L. Simenstad, CFA, Kevin R. Brimmer, FSA, David R. Spangler, CFA and Paul J. Ocenasek, CFA, Portfolio Co-Managers

Thrivent Diversified Income Plus Portfolio seeks to maximize income while maintaining prospects for capital appreciation.

The Portfolio may invest in debt or equity securities. Debt securities include high-yield, high-risk securities commonly known as “junk bonds.” High- yield securities are subject to greater price fluctuations and increased risk of loss of principal than investment grade bonds. Equity securities include securities of REITs, which are subject to the risk that changes in real estate values or economic downturns can have a negative effect on issuers in the real estate industry. These and other risks are described in the Portfolio’s Prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Diversified Income Plus Portfolio earned a total return of 33.06%. This compares with the Portfolio’s market benchmarks, the S&P 500 Dividend Aristocrats Index and the Barclays Capital Aggregate Bond Index, which returned 26.56% and 5.93%, respectively.

What factors affected the Portfolio’s performance?

Riskier sectors of the credit market reversed course early in the period and rallied strongly as investors increasingly believed that government bailouts and liquidity programs would revive the economy and markets. The yield premium, or “spread,” that riskier bonds offered over that of Treasury securities narrowed dramatically.

High-yield, investment-grade corporate and mortgage-related bonds were among the best performing sectors, while the prices of U.S. government securities fell. In the U.S. equities markets, real estate investment trusts (REITs) were strong performers after a previous pullback.

The Portfolio’s favorable performance relative to its benchmark indexes was due to several factors, including: an overweighted position (about 35% of the Portfolio) in high-yield bonds, a large position (more than 25%) in non-agency mortgage bonds, a meaningful allocation (6%–7%) to preferred stocks, and—to a lesser degree—a focus on REIT bonds rather than REIT stocks.

What is your outlook?

We believe that the recession is over and that economic growth will continue into 2010, still fueled largely by an array of government stimulus programs. The pace of growth is expected to pick up early in the year, though it will likely remain more subdued than investors would prefer. Unemployment will likely remain high, necessitating the Federal Reserve to keep short-term interest rates at current low levels at least through the first half of the year.

While we expect the bond and stock markets to continue returning toward normalcy, we don’t expect a repeat any time soon of 2009’s outsized returns from either type of asset. Rather, combined returns should be more muted—in the single to low double digits. On the bond side, we hope to earn coupon payments that offset potentially falling securities prices, should the Federal Reserve begin raising interest rates.

Going forward, we expect to keep the Portfolio at roughly one-third high-yield bonds, one-third investment-grade bonds and one-third dividend-paying stocks. As always, we will continue to monitor the economy and markets closely and watch for opportunities to add value to the Portfolio.

Portfolio Facts

As of December 31, 2009

Net Assets	$87,151,652
NAV	$6.14
NAV - High†	12/30/2009 - $6.15
NAV - Low†	3/9/2009 - $4.55
Number of Holdings: 378

†	For the year ended December 31, 2009

Average Annual Total Returns1,2

As of December 31, 2009

1-Year	5-Year	10-Year
33.06%	3.65%	4.98%

*	The S&P 500 Dividend Aristocrats Index is an index which measures the performance of large-capitalization companies within the S&P 500 that have followed a managed dividends policy of consistently increasing dividends every year for at least 25 years. The index portfolio has both capital growth and dividend income characteristics, is equal-weighted and is broadly diversified across sectors. The product is not sponsored, endorsed or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the product. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
***	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.
2	Prior to July 3, 2006, the Portfolio invested primarily in “junk bonds.”

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Partner Socially Responsible Bond Portfolio

Subadvised by Calvert Asset Management Company, Inc.

Thrivent Partner Socially Responsible Bond Portfolio seeks to maximize income.

The Portfolio may invest a portion of its portfolio in high-yield, high-risk securities commonly known as “junk bonds.” High-yield securities are subject to greater price fluctuations and increased risk of loss of principal than investment grade bonds. In addition, as a non-diversified fund, the Portfolio is susceptible to the risk that events affecting a particular issuer will significantly affect the Portfolio’s performance. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Partner Socially Responsible Bond Portfolio earned a return of 10.98%, as compared to the median return of its peer group, the Lipper Corporate Debt BBB-Rated category, of 12.23%. The Portfolio’s market benchmark, the Barclays Capital U.S. Credit Index, earned a return of 16.04%.

What factors affected the Portfolio’s performance?

The most important factor was the Portfolio’s bias toward high-quality holdings in an environment where lower-quality holdings performed the best. The higher-quality bias helped the Portfolio in 2008 when the broader market traded off, but hurt the Portfolio in 2009 as the broader market traded up. The social screens by process naturally create a higher-quality bias in the Portfolio, but it was also our management style to stay conservative in this Portfolio.

In addition to the higher-quality security selections, management looked to diversify holdings away from credit, finding additional opportunities in U.S. Treasuries, commercial mortgage-backed securities and other asset-backed securities, to name a few. This decision ultimately hurt the Portfolio versus the passive 100% credit-invested benchmark index, but we felt it was a prudent decision given the events of 2007 and 2008. While many of our credit holdings outperformed the broader credit market, having anything less than 100% invested in credit proved a difficult hurdle to overcome in an attempt to outperform the credit benchmark.

Lastly, the Portfolio maintained a duration considerably shorter than the benchmark index. The Portfolio had an effective duration of 3.69 years versus the index’s duration of 6.34 years as of December 31, 2009. The reason for this was to reduce the Portfolio’s exposure to rising interest rates. We believe this strategy cushioned the Portfolio nicely against the Treasury market sell-off, but it wasn’t enough to make up for the credit spread compression.

What is your outlook?

Quite simply, we believe our strategies work over time, and there is no way to fully compensate for record asset class performance, both on the upside and the downside, while properly managing risk for the long term. As uncertainty and volatility return to the market, there will likely be opportunities to better evaluate risk. We believe our strategies work best in a two-way market. As it currently stands, in our opinion, proper risk compensation has oftentimes been priced out of the marketplace given the U.S. government’s recent programs. Now that a total market meltdown seems to have been avoided and calls to reduce government intervention have increased, the market will likely start to adjust prices to reflect new risk. In our view, maintaining a defensive, diversified Portfolio is the most prudent thing to do until risks can be properly quantified and properly compensated.

Portfolio Facts

As of December 31, 2009

Net Assets	$6,183,938
NAV	$10.16
NAV - High†	9/25/2009 - $10.52
NAV - Low†	2/19/2009 - $9.80
Number of Holdings: 82

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	From Inception 4/30/2008
10.98%	8.13%

*	The Barclays Capital U.S. Credit Index is an index comprised of both corporate and non-corporate sectors. The corporate sectors are Industrial, Utility and Finance, which include both U.S. and non-U.S. corporations. The non-corporate sectors are Sovereign, Supranational, Foreign Agency, and Foreign Local Government. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Income Portfolio

Stephen D. Lowe, CFA, Portfolio Manager

Thrivent Income Portfolio seeks a high level of income over the longer term while providing reasonable safety of capital.

The Portfolio is subject to interest rate risk, credit risk related to a company's underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Income Portfolio returned 21.29%, compared with a median return of 12.23% for its Lipper Corporate Debt BBB-Rated peer group. The Portfolio’s market benchmark, the Barclays Capital Aggregate Bond Index, posted a return of 5.93%.

What factors affected the Portfolio’s performance?

After slumping during most of the first quarter, prices of nongovernment spread-sector bonds rallied strongly through the remainder of 2009. Fueling the rally were the Federal Reserve’s major plans to further ease credit markets and the U.S. Treasury’s details on its plan to take troubled securities off bank balance sheets.

The main reason the Portfolio outperformed both its Lipper peer group and benchmark index was our overweighted position in spread-sector products—such as corporate, non-agency mortgage and commercial mortgage-backed securities—whose prices rose sharply during the period as investor appetite for risk increased. Within corporate securities, our focus on the financial segments was a strong positive factor. Our underweighted positions in Treasury and agency securities, which underperformed as their yields increased, also benefited our relative performance.

Another factor in our relative outperformance was the recovery of floating-rate asset-backed securities held in the Portfolio. Historically considered high quality and low risk, these floating-rate securities hurt performance in 2008. In 2009, as the credit markets recovered, these securities rebounded from previous distressed levels.

What is your outlook?

We believe the recession is over and economic growth will likely continue into 2010. We expect the pace of growth to pick up early in the year and corporate profits to rebound. Unemployment will likely remain high, however, necessitating the Federal Reserve to keep short-term interest rates at current low levels at least through the first half of the year.

While a global recovery appears to be in progress, economic risks still abound, including high unemployment, soft consumer demand, a slow housing recovery, the potential for higher interest rates, and a Fed phase-out of programs enacted to boost liquidity.

We expect the yield curve to remain steep as long as the Federal Reserve keeps interest rates at current levels. The next hike in rates will likely result in a flatter curve. We expect recovery from the liquidity crisis to continue, with credit spreads likely moving closer to their long-term averages. Demand for spread-related fixed-income investments should, we believe, continue at least through the first half as investors seek alternatives to low-yielding government securities and money market instruments. Although we expect the bond market to continue reverting toward normalcy, we don’t expect a repeat any time soon of 2009’s outsized returns.

We plan to maintain our overweighted position in spread-sector investments and continue to look for opportunities to add value to the Portfolio.

Portfolio Facts

As of December 31, 2009

Net Assets	$1,278,155,715
NAV	$9.39
NAV - High†	12/17/2009 - $9.46
NAV - Low†	3/10/2009 - $7.77
Number of Holdings: 463

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	10-Year
21.29%	3.89%	5.60%

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Bond Index Portfolio

Michael G. Landreville, CFA, Portfolio Manager

Thrivent Bond Index Portfolio strives for investment results similar to the total return of the Barclays Capital Aggregate Bond Index.

The Portfolio is subject to interest rate risk, credit risk related to a company’s underlying financial position, and prepayment and extension risk, which may result in overall price fluctuations over short or even extended time periods. While the Portfolio attempts to closely track the Barclays Capital Aggregate Bond Index, it does not duplicate the composition of the Index. Individuals may not invest directly in any index. Index portfolios are subject to the same market risks associated with the securities in their respective indexes. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Bond Index Portfolio earned a total return of 8.47%, compared with a 5.93% return for the Portfolio’s market benchmark, the Barclays Capital Aggregate Bond Index.

What factors affected the Portfolio’s performance?

While the Portfolio’s allocations generally mirror those of the index (as with any index portfolio), our research and individual bond selection are the means by which we aim for outperformance.

The main reason for the Portfolio’s relative outperformance was a strong recovery in prices of the floating-rate asset-backed securities held in the Portfolio. These formerly high-quality, low-risk securities hurt performance in 2008, so their recovery in 2009 was welcomed. The floating-rate debt securities also continued returning principal or maturing at par through 2009.

Many non-Treasury fixed-income securities delivered strong returns during the period, with the ongoing rehabilitation of the credit markets. Liquidity and trading moved more toward normal, and as this happened, yield spreads (the differences in yields between Treasury securities and other types of bonds of similar maturities) tightened dramatically. Conversely, the yields on Treasury securities rose and their prices fell.

The Federal Open Market Committee (FOMC) kept its target for the federal funds interest rate at a range of zero to 0.25% during the period. The government employed extraordinary measures to expand its balance sheet and inject liquidity into the financial system, including buying large amounts of agency mortgage-backed and Treasury securities. This resulted in significant easing of the liquidity and credit constraints that plagued the market in 2008. As investors sought out riskier assets during 2009, Treasury yields rose in response.

What is your outlook?

We believe the recession is over and that economic growth will continue into 2010. The pace of growth should pick up early in the year, though it will likely remain more subdued than investors would like. Unemployment will likely remain high, necessitating the Federal Reserve to keep short-term interest rates at current low levels at least through the first half of the year.

We expect the yield curve to remain steep as long as the Fed keeps interest rates at current levels, and we believe the next hike in rates will result in a flatter curve. Recovery from the liquidity crisis will likely continue, with credit spreads moving closer to their long-term averages. Demand for spread-related fixed-income investments will also likely continue as investors seek alternatives to low-yielding securities. Although we expect the bond market to continue reverting toward normalcy, we don’t expect a repeat of 2009’s outsized returns. As always, we intend to maintain a well-diversified mix of debt securities in our efforts to track the performance of the index.

Portfolio Facts

As of December 31, 2009

Net Assets	$156,528,149
NAV	$10.13
NAV - High†	11/30/2009 - $10.33
NAV - Low†	3/17/2009 - $9.37
Number of Holdings: 269

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	10-Year
8.47%	3.86%	5.60%

*	The Barclays Capital Aggregate Bond Index is an index that measures the performance of U.S. investment grade bonds. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Limited Maturity Bond Portfolio

Michael G. Landreville, CFA, and Gregory R. Anderson, CFA, Portfolio Co-Managers

Thrivent Limited Maturity Bond Portfolio seeks a high level of current income with stability of principal.

The Portfolio is subject to interest rate risk, credit risk related to a company's underlying financial position and volatility risk, which may result in overall price fluctuations over short or even extended time periods. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Limited Maturity Bond Portfolio returned 14.04%, compared with a median return of 7.88% for its Lipper Short-Intermediate Investment Grade Debt peer group. The Portfolio’s market benchmark, the Barclays Capital Government/Credit 1-3 Year Bond Index, posted a return of 3.83%.

What factors affected the Portfolio’s performance?

The main factor in the Portfolio’s outperformance of its Lipper peer group and benchmark index was its underweighted position in Treasury securities and overweighted position in corporate bonds, mortgage-backed securities and asset-backed securities. The prices of these bond investments rose sharply after the first quarter as investors were attracted to their historically cheap valuations combined with an improving economic outlook. Additionally, the Portfolio gained by being nearly fully invested in bonds with a small amount of assets in cash, which offered almost no yield throughout the 12 months.

The Federal Reserve kept short-term rates at zero to 0.25% throughout the year but announced major “quantitative easing” plans to further ease credit markets in mid-March. The Fed’s action, in addition to new programs announced by the Treasury to take troubled securities off bank balance sheets, helped drive the recovery in non-government bonds. Treasury yields rose sharply during the period in the face of growing supply and a bottoming of the economy, with most of the rise occurring in the intermediate- and long-term end of the yield curve.

What is your outlook?

The recession likely ended in late summer/early fall, but we expect the pace of growth in the U.S. economy in 2010 will be slower than that of typical recoveries. We believe that unemployment will peak in early 2010 but remain high in the foreseeable future. Inflation will likely remain under control due to high excess labor and manufacturing capacity. We anticipate the Federal Reserve will keep short-term interest rates at current low levels at least through the first half of next year.

We expect a modest rise in Treasury yields during 2010, as a sustained economic recovery increases the likelihood of Fed rate hikes, and heavy Treasury supply puts upward pressure on interest rates. The yield curve should remain steep as long as the Federal Reserve keeps interest rates at current levels; however, the next significant move will likely be to a flatter curve.

Within the credit markets, recovery from the financial crisis should continue as spreads in many sectors are trending near their long-term averages. Strong demand for spread-related fixed-income investments should continue as investors seek alternatives to low-yielding government securities and money market instruments. Although we expect the bond market to continue reverting toward normalcy, we don’t expect a repeat any time soon of 2009’s outsized returns.

Portfolio Facts

As of December 31, 2009

Net Assets	$1,105,640,612
NAV	$9.62
NAV - High†	12/18/2009 - $9.64
NAV - Low†	3/10/2009 - $8.70
Number of Holdings: 301

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	From Inception 11/30/2001
14.04%	3.41%	3.53%

*	The Barclays Capital Government/Credit 1-3 Year Bond Index is an index that measures the performance of government and corporate fixed-rate debt securities with maturities of 1-3 years. It is not possible to invest directly in the Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Mortgage Securities Portfolio

Gregory R. Anderson, CFA, and Scott A. Lalim, Portfolio Co-Managers

Thrivent Mortgage Securities Portfolio seeks a combination of current income and long-term capital appreciation.

The risks presented by mortgage securities include, but are not limited to, reinvestment of prepaid principal at lower rates of return. The real estate industry — and therefore, the performance of the portfolio — is highly sensitive to economic conditions. In addition, the value of mortgage securities may fluctuate in response to changes in interest rates. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Mortgage Securities Portfolio earned a total return of 13.02%, compared with a median return of 6.21% for its Lipper U.S. Mortgage Funds peer group. The Portfolio’s market benchmark, the Barclays Capital Mortgage-Backed Securities Index, posted a return of 5.89%.

What factors affected the Portfolio’s performance?

The main factor in the Portfolio’s outperformance of its Lipper peer group and benchmark index was its allocation to non-agency residential mortgage-backed securities (RMBS) and commercial mortgage-backed securities (CMBS). Both types of securities rebounded strongly after the first quarter and generated returns significantly above agency mortgage-backed securities (MBS) for the full year. Several opportunistic purchases of non-agency RMBS and CMBS were made during the fourth quarter of 2008 and first half of the year when prices were lower.

In addition, security selection within the agency mortgage-backed sector benefited performance as the Portfolio held an overweighted position in higher-coupon mortgages, which outperformed lower-coupon issues.

The Federal Reserve kept short-term rates at zero to 0.25% throughout the year but announced major “quantitative easing” plans to further ease credit markets in mid-March. Within the plan was a major increase of the Federal Reserve’s agency MBS purchase program to $1.25 trillion, or roughly three times the expected net supply of agency MBS during the year. The Federal Reserve’s support to the agency MBS sector resulted in record high prices of these securities during the year. In addition, around the same time as the Fed announcement, the Treasury announced programs aimed at supporting the recovery of the RMBS and CMBS markets.

What is your outlook?

The recession likely ended in late summer/early fall, but we expect the pace of growth in the U.S. economy in 2010 will be slower than that of typical recoveries. We expect that unemployment will peak in early 2010 but remain high in the foreseeable future. Inflation will likely remain under control due to high excess labor and manufacturing capacity. We anticipate the Federal Reserve will keep short-term interest rates at current low levels at least through the first half of 2010.

There is some uncertainty surrounding the end of the Federal Reserve’s MBS purchase program in March. We expect demand for mortgage-backed securities from banks and money managers to replace the Fed’s purchase program but at modestly wider valuations. We’ll continue to maintain an overweighted position in non-agency RMBS and CMBS versus agency MBS as these sectors offer significant loss-adjusted yield advantages.

Portfolio Facts

As of December 31, 2009

Net Assets	$31,553,062
NAV	$9.62
NAV - High†	11/30/2009 - $9.72
NAV - Low†	3/20/2009 - $8.44
Number of Holdings: 56

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	From Inception 4/30/2003
13.02%	3.81%	3.73%

*	The Barclays Capital Mortgage-Backed Securities Index (MBS) is formed by grouping the universe of over 600,000 individual fixed-rate U.S. government agency MBS pools into approximately 3,500 generic types of securities. It is not possible to invest directly in this Index. The performance of the Index does not reflect deductions for fees, expenses or taxes.
**	The Consumer Price Index is an inflationary indicator that measures the change in the cost of a fixed basket of products and services, including housing, electricity, food and transportation. It is not possible to invest directly in the Index.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Thrivent Money Market Portfolio

William D. Stouten, Portfolio Manager

Thrivent Money Market Portfolio seeks to achieve the maximum current income that is consistent with stability of capital and maintenance of liquidity.

The principal risk of investing in the Portfolio is current income risk — that is, the income the Portfolio receives may fall as a result of a decline in interest rates. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Investments in the Portfolio are neither insured nor guaranteed by the Federal Deposit Insurance Corporation (FDIC) or, generally, any other government agency. These and other risks are described in the Portfolio’s prospectus.

How did the Portfolio perform during the 12-month period ended December 31, 2009?

Thrivent Money Market Portfolio produced a 0.43% return during the period, while its Lipper Money Market Instrument peer group reported a median net return of 0.14% over the same time frame.

What factors affected the Portfolio’s performance?

The Federal Open Market Committee (FOMC) kept the federal funds target interest rate at a range of zero to 0.25% throughout the period. Members of the FOMC noted at their December 2009 meeting that economic conditions were likely to warrant exceptionally low interest rate levels for an extended period.

The government also bought massive amounts of short-term securities during the period, which decreased available supply and further depressed money market yields. Supply of commercial paper, an indicator of business activity, fell more than 30% from year-end 2008 to year-end 2009. The yield on the 30-day Treasury bill fell from 0.11% to 0.04% during the period. Liquidity in the money market segment improved to a point that several federal programs enacted to boost liquidity and confidence were phased out. The remaining special liquidity facilities, which existed as of December 31, 2009, expired on February 1, 2010.

Benefiting our relative performance was exposure to LIBOR-based floating-rate securities and extension of our weighted average maturity early in the period by purchasing some longer-dated (six to nine months) securities at attractive prices. To reduce the Portfolio’s overall credit risk and increase liquidity, we increased our allocation to government securities throughout the year.

As the year progressed, we began maintaining a lower weighted average maturity to position the Portfolio for (what we expect will be) an eventual movement in fed funds and/or a compression of spreads to LIBOR, which should result from an increase in the supply of short-term securities. Unfortunately, most of the LIBOR-based floaters and longer-term positions held in the Portfolio have now matured, contributing to the declining yield in the Portfolio until conditions change.

What is your outlook?

We expect the Federal Reserve to keep short-term interest rates at current levels as it waits for further evidence of improving labor conditions and economic growth. We do expect money market credit quality and liquidity to remain sound, but uncertainty remains around potential changes to money market rules. The SEC has recently announced new additions to 2(a)7 guidelines that are meant to further improve the safety and liquidity of money market funds.

As a result of the low interest rate environment—and the fact that most of our higher-yielding fixed agency and floating-rate securities matured during this period—yields for shareholders of the Portfolio will likely remain close to zero in the months ahead. We remain optimistic, however, that the low-yield environment will not persist. As of January 8, 2010, fed funds futures suggest a possibility of a rate increase by June 2010.

Portfolio Facts

As of December 31, 2009

Net Assets	$246,008,074
NAV	$1.00
Number of Holdings: 46

†	For the year ended December 31, 2009

Average Annual Total Returns1

As of December 31, 2009

1-Year	5-Year	10-Year
0.43%	3.23%	2.96%

Money Market Portfolio Yields*

As of December 31, 2009

Portfolio
7-Day Yield	0.00%
7-Day Effective Yield	0.00%

*	Seven-day yields of Thrivent Money Market Portfolio refer to the income generated by an investment in the Portfolio over a specified seven-day period, though they are expressed as annual percentage rates. Effective yields reflect the reinvestment of income. Yields are subject to daily fluctuation and should not be considered an indication of future results.

Past performance is not an indication of future results. Total investment return and principal value of your investment will fluctuate and units, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Call 800-THRIVENT or visit www.thrivent.com for performance results current to the most recent month-end.

1	Average annual total returns represent past performance and reflect changes in share prices, the reinvestment of all dividends and capital gains, and the effects of compounding. Periods of less than one year are not annualized. At various times, the Portfolio’s adviser may have waived its management fee and/or reimbursed Portfolio expenses. If this were the case, the Portfolio’s total returns would have been lower. The returns shown do not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the returns received by contract holders as compared to the returns presented.

The prospectus contains more complete information on the investment objectives, risks, charges and expenses of the investment company, which investors should read and consider carefully before investing. To obtain a prospectus, contact a registered representative or visit www.thrivent.com.

Shareholder Expense Example

(Unaudited)

As a shareholder of the Thrivent Series Fund, Inc., you incur ongoing costs, including management fees and other Portfolio expenses. This Shareholder Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009. Shares in a Portfolio are currently sold, without sales charges, only to separate accounts of Thrivent Financial for Lutherans and Thrivent Life Insurance Company, which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial for Lutherans and Thrivent Life Insurance Company, and retirement plans sponsored by Thrivent Financial for Lutherans. Expenses associated with these variable contracts and retirement plans are not included in these examples and had these costs been included, your costs would have been higher.

Actual Expenses

In the table below, the first section, labeled “Actual,” provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid.

Hypothetical Example for Comparison Purposes

In the table below, the second section, labeled “Hypothetical,” provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period 7/1/2009- 12/31/2009*	Annualized Expense Ratio
Thrivent Aggressive Allocation Portfolio
Actual	$1,000	$1,226	$1.40	0.25%
Hypothetical**	$1,000	$1,024	$1.27	0.25%
Thrivent Moderately Aggressive Allocation Portfolio
Actual	$1,000	$1,213	$1.22	0.22%
Hypothetical**	$1,000	$1,024	$1.12	0.22%
Thrivent Moderate Allocation Portfolio
Actual	$1,000	$1,184	$1.16	0.21%
Hypothetical**	$1,000	$1,024	$1.08	0.21%
Thrivent Moderately Conservative Allocation Portfolio
Actual	$1,000	$1,146	$1.28	0.24%
Hypothetical**	$1,000	$1,024	$1.21	0.24%
Thrivent Partner Technology Portfolio
Actual	$1,000	$1,249	$6.71	1.18%
Hypothetical**	$1,000	$1,019	$6.03	1.18%
Thrivent Partner Healthcare Portfolio
Actual	$1,000	$1,158	$7.56	1.39%
Hypothetical**	$1,000	$1,018	$7.07	1.39%
Thrivent Partner Natural Resources Portfolio
Actual	$1,000	$1,235	$6.70	1.19%
Hypothetical**	$1,000	$1,019	$6.06	1.19%

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period 7/1/2009- 12/31/2009*	Annualized Expense Ratio
Thrivent Partner Emerging Markets Portfolio
Actual	$1,000	$1,310	$8.73	1.50%
Hypothetical**	$1,000	$1,018	$7.63	1.50%
Thrivent Real Estate Securities Portfolio
Actual	$1,000	$1,448	$5.37	0.87%
Hypothetical**	$1,000	$1,021	$4.43	0.87%
Thrivent Partner Utilities Portfolio
Actual	$1,000	$1,129	$4.83	0.90%
Hypothetical**	$1,000	$1,021	$4.58	0.90%
Thrivent Partner Small Cap Growth Portfolio
Actual	$1,000	$1,213	$5.59	1.00%
Hypothetical**	$1,000	$1,020	$5.11	1.00%
Thrivent Partner Small Cap Value Portfolio
Actual	$1,000	$1,266	$5.02	0.88%
Hypothetical**	$1,000	$1,021	$4.48	0.88%
Thrivent Small Cap Stock Portfolio
Actual	$1,000	$1,238	$4.34	0.77%
Hypothetical**	$1,000	$1,021	$3.92	0.77%
Thrivent Small Cap Index Portfolio
Actual	$1,000	$1,244	$2.56	0.45%
Hypothetical**	$1,000	$1,023	$2.31	0.45%
Thrivent Mid Cap Growth Portfolio II
Actual	$1,000	$1,237	$4.04	0.72%
Hypothetical**	$1,000	$1,022	$3.65	0.72%
Thrivent Mid Cap Growth Portfolio
Actual	$1,000	$1,251	$2.62	0.46%
Hypothetical**	$1,000	$1,023	$2.35	0.46%
Thrivent Partner Mid Cap Value Portfolio
Actual	$1,000	$1,261	$4.90	0.86%
Hypothetical**	$1,000	$1,021	$4.38	0.86%
Thrivent Mid Cap Stock Portfolio
Actual	$1,000	$1,245	$4.11	0.73%
Hypothetical**	$1,000	$1,022	$3.70	0.73%
Thrivent Mid Cap Index Portfolio
Actual	$1,000	$1,263	$2.99	0.52%
Hypothetical**	$1,000	$1,023	$2.67	0.52%
Thrivent Partner Worldwide Allocation Portfolio
Actual	$1,000	$1,219	$5.59	1.00%
Hypothetical**	$1,000	$1,020	$5.09	1.00%
Thrivent Partner International Stock Portfolio
Actual	$1,000	$1,220	$4.67	0.83%
Hypothetical**	$1,000	$1,021	$4.25	0.83%
Thrivent Partner Socially Responsible Stock Portfolio
Actual	$1,000	$1,221	$5.49	0.98%
Hypothetical**	$1,000	$1,020	$4.99	0.98%
Thrivent Partner All Cap Growth Portfolio
Actual	$1,000	$1,270	$5.72	1.00%
Hypothetical**	$1,000	$1,020	$5.09	1.00%

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period 7/1/2009- 12/31/2009*	Annualized Expense Ratio
Thrivent Partner All Cap Value Portfolio
Actual	$1,000	$1,218	$5.48	0.98%
Hypothetical**	$1,000	$1,020	$4.99	0.98%
Thrivent Partner All Cap Portfolio
Actual	$1,000	$1,218	$5.65	1.01%
Hypothetical**	$1,000	$1,020	$5.15	1.01%
Thrivent Large Cap Growth Portfolio II
Actual	$1,000	$1,227	$3.46	0.62%
Hypothetical**	$1,000	$1,022	$3.14	0.62%
Thrivent Large Cap Growth Portfolio
Actual	$1,000	$1,237	$2.50	0.44%
Hypothetical**	$1,000	$1,023	$2.26	0.44%
Thrivent Partner Growth Stock Portfolio
Actual	$1,000	$1,243	$5.37	0.95%
Hypothetical**	$1,000	$1,020	$4.84	0.95%
Thrivent Large Cap Value Portfolio
Actual	$1,000	$1,225	$3.62	0.64%
Hypothetical**	$1,000	$1,022	$3.29	0.64%
Thrivent Large Cap Stock Portfolio
Actual	$1,000	$1,225	$3.89	0.69%
Hypothetical**	$1,000	$1,022	$3.53	0.69%
Thrivent Large Cap Index Portfolio
Actual	$1,000	$1,225	$2.30	0.41%
Hypothetical**	$1,000	$1,023	$2.09	0.41%
Thrivent Equity Income Plus Portfolio
Actual	$1,000	$1,194	$4.70	0.85%
Hypothetical**	$1,000	$1,021	$4.33	0.85%
Thrivent Balanced Portfolio
Actual	$1,000	$1,175	$2.39	0.44%
Hypothetical**	$1,000	$1,023	$2.22	0.44%
Thrivent High Yield Portfolio
Actual	$1,000	$1,173	$2.44	0.45%
Hypothetical**	$1,000	$1,023	$2.28	0.45%
Thrivent Diversified Income Plus Portfolio
Actual	$1,000	$1,191	$3.11	0.56%
Hypothetical**	$1,000	$1,022	$2.87	0.56%
Thrivent Partner Socially Responsible Bond Portfolio
Actual	$1,000	$1,061	$3.53	0.68%
Hypothetical**	$1,000	$1,022	$3.47	0.68%
Thrivent Income Portfolio
Actual	$1,000	$1,120	$2.33	0.44%
Hypothetical**	$1,000	$1,023	$2.22	0.44%
Thrivent Bond Index Portfolio
Actual	$1,000	$1,064	$2.39	0.46%
Hypothetical**	$1,000	$1,023	$2.34	0.46%
Thrivent Limited Maturity Bond Portfolio
Actual	$1,000	$1,067	$2.27	0.43%
Hypothetical**	$1,000	$1,023	$2.22	0.43%

	Beginning Account Value 7/1/2009	Ending Account Value 12/31/2009	Expenses Paid During Period 7/1/2009- 12/31/2009*	Annualized Expense Ratio
Thrivent Mortgage Securities Portfolio
Actual	$1,000	$1,104	$4.79	0.90%
Hypothetical**	$1,000	$1,021	$4.60	0.90%
Thrivent Money Market Portfolio
Actual	$1,000	$1,001	$1.87	0.37%
Hypothetical**	$1,000	$1,023	$1.90	0.37%

*	Expenses are equal to the Portfolio's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 to reflect the one-half year period.
**	Assuming 5% total return before expenses.

Report of Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders

    of the Thrivent Series Fund, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of each of the forty-one Funds constituting the Thrivent Series Fund, Inc. (hereafter referred to as the "Funds") at December 31, 2009, and the results of each of their operations in the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2009 by correspondence with the custodian, brokers, and transfer agent, provide a reasonable basis for our opinion.

February 18, 2010

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Mutual Funds (75.3%)	Value
Equity Mutual Funds (68.6%)
793,448	Thrivent Real Estate Securities Portfolio	$9,257,711
3,515,006	Thrivent Partner Small Cap Growth Portfolio	35,237,937
877,088	Thrivent Partner Small Cap Value Portfolio	13,668,534
1,946,436	Thrivent Small Cap Stock Portfolio	19,713,116
4,113,905	Thrivent Mid Cap Growth Portfolio II	34,693,798
1,646,635	Thrivent Partner Mid Cap Value Portfolio	17,809,343
3,879,251	Thrivent Mid Cap Stock Portfolio	38,013,558
1,102,497	Thrivent Partner Worldwide Allocation Portfolio	8,638,175
7,160,205	Thrivent Partner International Stock Portfolio	71,544,054
3,618,402	Thrivent Large Cap Growth Portfolio II	26,504,431
2,671,635	Thrivent Large Cap Value Portfolio	25,779,138
4,714,169	Thrivent Large Cap Stock Portfolio	36,416,956
521,806	Thrivent Equity Income Plus Portfolio	4,126,856

	Total Equity Mutual Funds	341,403,607

Fixed Income Mutual Funds (6.7%)
2,202,500	Thrivent High Yield Portfolio	10,041,199
1,644,042	Thrivent Income Portfolio	15,431,962
831,887	Thrivent Limited Maturity Bond Portfolio	8,002,838

	Total Fixed Income Mutual Funds	33,475,999

	Total Mutual Funds (cost $453,197,635)	374,879,606

	Common Stock (15.6%)
Consumer Discretionary (2.0%)
3,684	Amazon.com, Inc.[a]	495,572
11,039	Autoliv, Inc.	478,651
6,298	Bally Technologies, Inc.[a]	260,044
4,800	Bed Bath & Beyond, Inc.[a]	185,424
4,131	Best Buy Company, Inc.	163,009
8,400	Brinker International, Inc.	125,328
4,842	Buffalo Wild Wings, Inc.[a]	194,987
5,835	Carnival Corporation[a]	184,911
8,300	CBS Corporation	116,615
17,202	Chico’s FAS, Inc.[a]	241,688
6,910	Comcast Corporation	116,503
2,559	Cooper Tire & Rubber Company	51,308
3,014	Deckers Outdoor Corporation[a]	306,584
3,450	Discovery Communications, Inc.[a]	105,811
3,201	Dollar Tree, Inc.[a]	154,608
34,520	Ford Motor Company[a]	345,200
3,683	Fortune Brands, Inc.	159,106
8,177	Fossil, Inc.[a]	274,420
1,881	Genuine Parts Company	71,403
6,657	Guess ?, Inc.	281,591
11,543	Harman International Industries, Inc.	407,237
4,190	Home Depot, Inc.	121,217
12,789	International Game Technology	240,050
7,748	Jarden Corporation	239,491
5,182	Kohl’s Corporation[a]	279,465
4,900	Limited Brands, Inc.	94,276
12,851	Lincoln Educational Services[a]	278,481
2,150	LKQ Corporation[a]	42,119
6,600	Lowe’s Companies, Inc.	154,374
7,666	Macy’s, Inc	128,482
43,373	Melco Crown Entertainment, Ltd.[a]	146,167
4,150	Nordstrom, Inc.	155,957
2,050	Omnicom Group, Inc.	80,258
3,870	Panera Bread Company[a]	259,174
1,266	Priceline.com, Inc.[a]	276,621
5,900	RadioShack Corporation	115,050
9,600	Scientific Games Corporation[a]	139,680
25,629	Shuffle Master, Inc.[a]	211,183
1,206	Starwood Hotels & Resorts Worldwide, Inc.	44,103
7,533	Target Corporation	364,371
2,023	Tiffany & Company	86,989
2,710	Time Warner Cable, Inc.	112,167
19,669	Time Warner, Inc.	573,155
17,935	Toll Brothers, Inc.[a]	337,357
1,585	Tupperware Brands Corporation	73,813
4,333	Walt Disney Company	139,739
2,393	Warnaco Group, Inc.[a]	100,961
14,822	Warner Music Group Corporation[a]	83,893
2,081	Winnebago Industries, Inc.[a]	25,388
7,376	WMS Industries, Inc.[a]	295,040
1,585	Wolverine World Wide, Inc.	43,144

	Total Consumer Discretionary	9,962,165

Consumer Staples (0.7%)
6,008	Altria Group, Inc.	117,937
5,525	Bare Escentuals, Inc.[a]	67,571
7,463	Casey’s General Stores, Inc.	238,219
3,339	CVS Caremark Corporation	107,549
6,464	Flowers Foods, Inc.	153,585
4,178	General Mills, Inc.	295,844
4,599	Herbalife, Ltd.	186,581
2,544	Kimberly-Clark Corporation	162,078
2,860	Kraft Foods, Inc.	77,735
6,593	Kroger Company	135,354
8,805	PepsiCo, Inc.	535,344
3,101	Philip Morris International, Inc.	149,437
8,085	Procter & Gamble Company	490,194
2,500	Sanderson Farms, Inc.	105,400
2,690	SYSCO Corporation	75,159
10,175	TreeHouse Foods, Inc.[a]	395,400
2,420	Unilever NV ADR	78,239
6,050	Walgreen Company	222,156
1,400	Wal-Mart Stores, Inc.	74,830

	Total Consumer Staples	3,668,612

Energy (1.7%)
21,823	Alpha Natural Resources, Inc.[a]	946,682
1,306	Anadarko Petroleum Corporation	81,521
1,929	Apache Corporation	199,015
3,748	Atlas Energy, Inc.	113,077
8,890	Baker Hughes, Inc.	359,867
2,337	Cabot Oil & Gas Corporation	101,870

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (15.6%)	Value
Energy (1.7%) - continued
10,225	Carrizo Oil & Gas, Inc.[a]	$270,860
3,811	Chevron Corporation	293,409
3,300	Cobalt International Energy, Inc.[a]	45,672
5,711	Comstock Resources, Inc.[a]	231,695
5,966	ConocoPhillips	304,684
6,162	Devon Energy Corporation	452,907
3,901	EOG Resources, Inc.	379,567
3,163	Exxon Mobil Corporation	215,685
6,641	Forest Oil Corporation[a]	147,762
4,133	Halliburton Company	124,362
3,946	Helmerich & Payne, Inc.	157,367
4,050	Hess Corporation	245,025
4,114	Holly Corporation	105,442
1,928	Massey Energy Company	80,995
23,212	Nabors Industries, Ltd.[a]	508,111
6,794	National Oilwell Varco, Inc.	299,548
5,625	Oil States International, Inc.[a]	221,006
27,332	Patterson-UTI Energy, Inc.	419,546
5,133	Petroleo Brasileiro SA ADR	244,741
5,158	Petroleum Development Corporation[a]	93,927
5,755	Rosetta Resources, Inc.[a]	114,697
7,151	Schlumberger, Ltd.	465,459
9,346	Southwestern Energy Company[a]	450,477
7,684	Superior Energy Services, Inc.[a]	186,644
22,488	Tesco Corporation[a]	290,320
1,383	Total SA ADR	88,567
2,850	Ultra Petroleum Corporation[a]	142,101
11,400	Valero Energy Corporation	190,950
2,896	World Fuel Services Corporation	77,584

	Total Energy	8,651,142

Financials (2.2%)
1,790	ACE, Ltd.[a]	90,216
2,929	Affiliated Managers Group, Inc.[a]	197,268
4,723	Allstate Corporation	141,879
10,776	American Equity Investment Life Holding Company	80,173
5,930	Ameriprise Financial, Inc.	230,203
1,585	Aspen Insurance Holdings, Ltd.	40,338
9,920	Bank of America Corporation	149,395
5,180	Bank of New York Mellon Corporation	144,885
1,940	Capital One Financial Corporation	74,380
7,563	Cardinal Financial Corporation	66,101
3,257	Cash America International, Inc.	113,865
4,070	Charles Schwab Corporation	76,597
3,738	Colonial Properties Trust	43,847
2,673	Comerica, Inc.	79,041
3,100	Commerce Bancshares, Inc.	120,032
3,797	Dollar Financial Corporation[a]	89,837
6,324	Duke Realty Corporation	76,963
14,083	DuPont Fabros Technology, Inc.	253,353
8,685	East West Bancorp, Inc.	137,223
5,522	Endurance Specialty Holdings, Ltd.	205,584
9,490	Equity One, Inc.	153,453
578	Everest Re Group, Ltd.	49,523
17,178	FBR Capital Markets Corporation[a]	106,160
7,412	Fifth Third Bancorp	72,267
15,933	First Niagara Financial Group, Inc.	221,628
5,193	Goldman Sachs Group, Inc.	876,786
1,942	Hancock Holding Company	85,040
5,984	Hanover Insurance Group, Inc.	265,869
2,636	Hartford Financial Services Group, Inc.	61,313
17,988	HCC Insurance Holdings, Inc.	503,124
2,862	Home Bancshares, Inc.	68,888
13,848	Host Hotels & Resorts, Inc.[a]	161,606
3,917	IntercontinentalExchange, Inc.[a]	439,879
7,600	Invesco, Ltd.	178,524
22,755	J.P. Morgan Chase & Company	948,201
6,781	Lazard, Ltd.	257,475
4,829	Max Capital Group, Ltd.	107,687
2,334	MetLife, Inc.	82,507
6,494	Morgan Stanley	192,222
12,401	New York Community Bancorp, Inc.	179,939
7,327	Ocwen Financial Corporation[a]	70,119
1,150	Platinum Underwriters Holdings, Ltd.	44,034
2,110	Principal Financial Group, Inc.	50,724
5,285	Prosperity Bancshares, Inc.	213,884
1,550	Prudential Financial, Inc.	77,128
8,875	Signature Bank[a]	283,112
2,770	State Street Corporation	120,606
25,232	Sunstone Hotel Investors, Inc.[a]	224,060
2,726	SVB Financial Group[a]	113,647
2,200	T. Rowe Price Group, Inc.	117,150
11,373	TD Ameritrade Holding Corporation[a]	220,409
4,739	Travelers Companies, Inc.	236,287
12,486	W.R. Berkley Corporation	307,655
3,748	Waddell & Reed Financial, Inc.	114,464
25,763	Washington Federal, Inc.	498,256
16,645	Wells Fargo & Company	449,249
2,679	Westamerica Bancorporation	148,336
3,138	XL Capital, Ltd.	57,520

	Total Financials	10,769,911

Health Care (2.0%)
997	Alcon, Inc.	163,857
1,521	Allergan, Inc.	95,838
7,284	American Medical Systems Holdings, Inc.[a]	140,508
5,278	Amgen, Inc.[a]	298,576
5,508	Baxter International, Inc.	323,209
2,736	Beckman Coulter, Inc.	179,044
4,998	BioMarin Pharmaceutical, Inc.[a]	94,012
764	Bio-Rad Laboratories, Inc.[a]	73,695
1,958	C.R. Bard, Inc.	152,528
2,370	Cardinal Health, Inc.	76,409
2,716	Catalyst Health Solutions, Inc.[a]	99,053
5,795	Celgene Corporation[a]	322,666
2,144	Chemed Corporation	102,848
7,106	Community Health Systems, Inc.[a]	252,974
10,074	Coventry Health Care, Inc.[a]	244,697
13,672	Covidien, Ltd.	654,752
1,168	Dionex Corporation[a]	86,280
1,310	Emergency Medical Services Corporation[a]	70,936
8,091	Gilead Sciences, Inc.[a]	350,178
11,655	Healthsouth Corporation[a]	218,764
7,254	Hologic, Inc.[a]	105,183
1,690	Hospira, Inc.[a]	86,190

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (15.6%)	Value
Health Care (2.0%) - continued
2,331	ICON plc ADR[a]	$50,653
3,002	Invacare Corporation	74,870
5,138	Johnson & Johnson	330,939
22,624	King Pharmaceuticals, Inc.[a]	277,596
6,320	LHC Group, Inc.[a]	212,415
6,822	Lincare Holdings, Inc.[a]	253,233
4,272	MedAssets, Inc.[a]	90,609
5,772	Medco Health Solutions, Inc.[a]	368,889
7,644	Medicis Pharmaceutical Corporation	206,770
1,951	Mednax, Inc.[a]	117,294
3,904	Medtronic, Inc.	171,698
5,820	Merck & Company, Inc.	212,663
2,877	Perrigo Company	114,620
51,526	Pfizer, Inc.	937,258
2,082	RehabCare Group, Inc.[a]	63,355
450	Sharps Compliance Corporation[a]	4,320
10,423	Thermo Fisher Scientific, Inc.[a]	497,073
2,268	Thoratec Corporation[a]	61,055
7,981	United Therapeutics Corporation[a]	420,200
15,568	UnitedHealth Group, Inc.	474,513
2,533	Varian Medical Systems, Inc.[a]	118,671
5,074	Vertex Pharmaceuticals, Inc.[a]	217,421
6,818	Watson Pharmaceuticals, Inc.[a]	270,061

	Total Health Care	9,738,373

Industrials (1.9%)
2,200	3M Company	181,874
3,598	AAON, Inc.	70,125
7,600	AMR Corporation[a]	58,748
2,120	Avery Dennison Corporation	77,359
15,431	BE Aerospace, Inc.[a]	362,628
4,642	Beacon Roofing Supply, Inc.[a]	74,272
5,106	Bucyrus International, Inc.	287,825
4,388	Caterpillar, Inc.	250,072
10,812	Chicago Bridge and Iron Company[a]	218,619
4,002	Copa Holdings SA	217,989
4,828	CSX Corporation	234,110
4,122	Danaher Corporation	309,974
9,757	Delta Air Lines, Inc.[a]	111,035
4,981	Dover Corporation	207,259
14,400	Dryships, Inc.[a]	83,808
2,330	Eaton Corporation	148,235
1,311	EMCOR Group, Inc.[a]	35,266
4,077	EnerSys[a]	89,164
4,956	FedEx Corporation	413,578
5,750	Foster Wheeler AGa	169,280
1,330	FTI Consulting, Inc.[a]	62,723
6,591	Gardner Denver, Inc.	280,447
1,809	Genco Shipping & Trading, Ltd.[a]	40,485
2,293	General Dynamics Corporation	156,314
23,740	General Electric Company	359,186
7,762	Great Lakes Dredge & Dock Company	50,298
3,424	Griffon Corporation[a]	41,841
7,826	Honeywell International, Inc.	306,779
1,603	IDEX Corporation	49,933
2,892	Ingersoll-Rand plc	103,360
4,189	Knight Transportation, Inc.	80,806
1,454	Landstar System, Inc.	56,372
1,423	Lennox International, Inc.	55,554
25,818	Manitowoc Company, Inc.	257,405
17,205	Monster Worldwide, Inc.[a]	299,367
5,532	Navistar International Corporation[a]	213,812
14,024	Oshkosh Corporation	519,309
4,678	Parker Hannifin Corporation	252,051
1,720	Precision Castparts Corporation	189,802
5,754	Roper Industries, Inc.	301,337
5,300	Shaw Group, Inc.[a]	152,375
15,163	SmartHeat, Inc.[a]	220,167
4,360	Spirit Aerosystems Holdings, Inc.[a]	86,590
4,275	SPX Corporation	233,842
2,902	Sykes Enterprises, Inc.[a]	73,914
3,580	Teledyne Technologies, Inc.[a]	137,329
3,890	Textron, Inc.	73,171
1,883	Triumph Group, Inc.	90,855
5,228	Union Pacific Corporation	334,069
6,949	United Technologies Corporation	482,330
11,847	Werner Enterprises, Inc.	234,452
8,376	Woodward Governor Company	215,849

	Total Industrials	9,613,344

Information Technology (3.4%)
16,400	Activision Blizzard, Inc.[a]	182,204
10,230	Advanced Micro Devices, Inc.[a]	99,026
4,539	Akamai Technologies, Inc.[a]	114,973
13	AOL, Inc.[a]	303
5,788	Apple, Inc.[a]	1,220,458
3,146	AsiaInfo Holdings, Inc.[a]	95,859
168,472	Atmel Corporation[a]	776,656
3,143	Avnet, Inc.[a]	94,793
25,059	Cisco Systems, Inc.[a]	599,912
76,750	Compuware Corporation[a]	554,903
7,943	Comtech Group, Inc.[a]	58,540
5,700	Dell, Inc.[a]	81,852
10,714	EarthLink, Inc.	89,033
18,474	eBay, Inc.[a]	434,878
8,512	F5 Networks, Inc.[a]	450,966
10,560	Finisar Corporation[a]	94,195
10,851	Flextronics International, Ltd.[a]	79,321
16,787	FormFactor, Inc.[a]	365,285
1,949	Google, Inc.[a]	1,208,341
13,960	Hewlett-Packard Company	719,080
30,891	Intel Corporation	630,176
2,823	International Business Machines Corporation	369,531
6,252	Jabil Circuit, Inc.	108,597
7,079	JDA Software Group, Inc.[a]	180,302
4,410	Juniper Networks, Inc.[a]	117,615
3,131	Lam Research Corporation[a]	122,767
35,306	Lattice Semiconductor Corporation[a]	95,326
5,415	Lender Processing Services, Inc.	220,174
1,300	MasterCard, Inc.	332,774
16,665	Maxim Integrated Products, Inc.	338,300
2,700	McAfee, Inc.[a]	109,539
2,902	Mellanox Technologies, Ltd.[a]	54,732
8,433	Mentor Graphics Corporation[a]	74,463
7,500	Micron Technology, Inc.[a]	79,200
24,900	Microsoft Corporation	759,201
9,300	Motorola, Inc.[a]	72,168
1,508	Multi-Fineline Electronix, Inc.[a]	42,782
2,912	Nokia Oyj ADR	37,419
11,566	Novellus Systems, Inc.[a]	269,950
6,675	Nuance Communications, Inc.[a]	103,730
19,250	ON Semiconductor Corporation[a]	169,593

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (15.6%)	Value
Information Technology (3.4%) - continued
24,477	Oracle Corporation	$600,666
9,395	Polycom, Inc.[a]	234,593
5,314	QLogic Corporation[a]	100,275
17,090	QUALCOMM, Inc.	790,583
2,017	Research in Motion, Ltd.[a]	136,228
20,906	Skyworks Solutions, Inc.[a]	296,656
16,805	Smart Modular Technologies (WWH), Inc.[a]	105,703
6,585	Solera Holdings, Inc.	237,126
6,774	STEC, Inc.[a]	110,687
2,219	Sybase, Inc.[a]	96,305
13,318	Tellabs, Inc.[a]	75,646
49,391	Teradyne, Inc.[a]	529,965
5,599	Texas Instruments, Inc.	145,910
47,023	TIBCO Software, Inc.[a]	452,831
8,797	TTM Technologies, Inc.[a]	101,429
9,381	Tyco Electronics, Ltd.	230,304
7,936	ValueClick, Inc.[a]	80,313
3,143	Visa, Inc.	274,887
18,190	Vishay Intertechnology, Inc.[a]	151,886
11,819	Xilinx, Inc.	296,184
15,686	Yahoo!, Inc.[a]	263,211

	Total Information Technology	16,920,305

Materials (0.9%)
3,109	Air Products and Chemicals, Inc.	252,016
8,428	Albemarle Corporation	306,526
6,134	Allied Nevada Gold Corporation[a]	92,501
6,050	Ball Corporation	312,785
621	CF Industries Holdings, Inc.	56,374
11,601	Crown Holdings, Inc.[a]	296,754
1,822	Domtar Corporation[a]	100,957
2,449	E.I. du Pont de Nemours and Company	82,458
982	FMC Corporation	54,756
3,062	Freeport-McMoRan Copper & Gold, Inc.[a]	245,848
2,185	Horsehead Holding Corporation[a]	27,859
3,350	Innophos Holdings, Inc.	77,016
7,613	International Paper Company	203,876
4,300	Newmont Mining Corporation	203,433
9,096	Owens-Illinois, Inc.[a]	298,985
25,454	Packaging Corporation of America	585,697
3,909	Pactiv Corporation[a]	94,363
11,043	Pan American Silver Corporation[a]	262,934
800	Potash Corporation of Saskatchewan, Inc.	86,800
1,284	PPG Industries, Inc.	75,165
921	Praxair, Inc.	73,965
3,909	RTI International Metals, Inc.[a]	98,390
4,739	Sealed Air Corporation	103,595
4,871	Silgan Holdings, Inc.	281,933
11,841	Steel Dynamics, Inc.	209,823

	Total Materials	4,484,809

Telecommunications Services (0.3%)
33,400	Alcatel-Lucent ADR[a]	110,888
9,409	American Tower Corporation[a]	406,563
7,407	AT&T, Inc.	207,618
4,450	NII Holdings, Inc.[a]	149,431
6,100	NTELOS Holdings Corporation	108,702
39,494	Qwest Communications International, Inc.	166,270
3,915	Syniverse Holdings, Inc.[a]	68,434
4,510	Telephone and Data Systems, Inc.	152,979
7,547	Verizon Communications, Inc.	250,032
4,820	Vodafone Group plc ADR	111,294

	Total Telecommunications Services	1,732,211

Utilities (0.5%)
3,273	Alliant Energy Corporation	99,041
6,700	American Electric Power Company, Inc.	233,093
1,784	American States Water Company	63,172
4,543	Avista Corporation	98,083
8,200	Cleco Corporation	224,106
4,851	DPL, Inc.	133,888
2,497	Entergy Corporation	204,355
2,320	Exelon Corporation	113,378
4,074	FirstEnergy Corporation	189,237
9,688	NV Energy, Inc.	119,938
2,156	OGE Energy Corporation	79,556
10,760	Portland General Electric Company	219,612
12,819	Southwest Gas Corporation	365,726
3,775	UGI Corporation	91,317
3,288	Xcel Energy, Inc.	69,804

	Total Utilities	2,304,306

	Total Common Stock (cost $73,401,617)	77,845,178

Principal Amount	Long-Term Fixed Income (2.0%)
Asset-Backed Securities (0.2%)
	J.P. Morgan Mortgage Trust
1,000,000	5.461%, 10/25/2036	825,490

	Total Asset-Backed Securities	825,490

Collateralized Mortgage Obligations (0.1%)
	Sequoia Mortgage Trust
204,454	5.749%, 9/20/2046	77,057
	WaMu Mortgage Pass Through Certificates
339,368	5.921%, 9/25/2036	281,070
464,045	6.037%, 10/25/2036	378,172

	Total Collateralized Mortgage Obligations	736,299

Commercial Mortgage-Backed Securities (1.4%)
	Banc of America Commercial Mortgage, Inc.
300,000	5.356%, 10/10/2045	268,943
	Bear Stearns Commercial Mortgage Securities, Inc.
1,000,000	5.331%, 2/11/2044	862,974
600,000	5.694%, 6/11/2050	525,346

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (2.0%)	Value
Commercial Mortgage-Backed Securities (1.4%) - continued
	Citigroup/Deutsche Bank Commercial Mortgage Pass-Through Certificates
$400,000	5.617%, 10/15/2048	$381,051
	Credit Suisse Mortgage Capital Certificates
400,000	5.467%, 9/15/2039	342,609
	GS Mortgage Securities Corporation II
1,000,000	4.761%, 7/10/2039	905,585
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,000,000	5.814%, 6/12/2043	962,341
1,250,000	5.336%, 5/15/2047	1,084,084
	LB-UBS Commercial Mortgage Trust
600,000	5.866%, 9/15/2045	526,626
	Morgan Stanley Capital I, Inc.
800,000	4.970%, 4/14/2040	780,658

	Total Commercial Mortgage-Backed Securities	6,640,217

U.S. Government and Agencies (0.3%)
	U.S. Treasury Notes
1,500,000	0.875%, 12/31/2010[b]	1,505,508

	Total U.S. Government and Agencies	1,505,508

	Total Long-Term Fixed Income (cost $9,181,273)	9,707,514

Shares	Preferred Stock (0.1%)
Financials (0.1%)
22,387	Bank of America Corporation, Convertible[a]	334,014

	Total Financials	334,014

	Total Preferred Stock (cost $344,847)	334,014

Principal Amount	Short-Term Investments (7.1%)[c]
	Enterprise Funding Company, LLC
4,475,000	0.010%, 1/4/2010	4,474,996
	Federal Home Loan Bank Discount Notes
20,000,000	0.040%, 1/15/2010	19,999,689
3,000,000	0.040%, 1/29/2010	2,999,906
5,000,000	0.060%, 2/17/2010	4,999,608
1,900,000	0.200%, 3/17/2010[b]	1,899,222
	Federal Home Loan Mortgage Corporation Discount Notes
700,000	0.030%, 2/22/2010	699,970

	Total Short-Term Investments (at amortized cost)	35,073,391

	Total Investments (cost $571,198,763) 100.1%	$497,839,703

	Other Assets and Liabilities, Net (0.1%)	(263,104)

	Total Net Assets 100.0%	$497,576,599

a	Non-income producing security.
b	At December 31, 2009, $3,404,730 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$17,767,770
Gross unrealized depreciation	(91,186,181)

Net unrealized appreciation (depreciation)	$(73,418,411)

Cost for federal income tax purposes	$571,258,114

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Aggressive Allocation Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	341,403,607	341,403,607	—	—
Fixed Income Mutual Funds	33,475,999	33,475,999	—	—
Common Stock
Consumer Discretionary	9,962,165	9,962,165	—	—
Consumer Staples	3,668,612	3,668,612	—	—
Energy	8,651,142	8,651,142	—	—
Financials	10,769,911	10,769,911	—	—
Health Care	9,738,373	9,738,373	—	—
Industrials	9,613,344	9,613,344	—	—
Information Technology	16,920,305	16,920,305	—	—
Materials	4,484,809	4,484,809	—	—
Telecommunications Services	1,732,211	1,732,211	—	—
Utilities	2,304,306	2,304,306	—	—
Long-Term Fixed Income
Asset-Backed Securities	825,490	—	825,490	—
Collateralized Mortgage Obligations	736,299	—	736,299	—
Commercial Mortgage-Backed Securities	6,640,217	—	6,640,217	—
U.S. Government and Agencies	1,505,508	—	1,505,508	—
Preferred Stock Financials	334,014	334,014	—	—
Short-Term Investments	35,073,391	—	35,073,391	—

Total	$497,839,703	$453,058,798	$44,780,905	$—

Other Financial Instruments*	$869,009	$997,867	($128,858)	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	47	March 2010	$3,675,936	$3,686,680	$10,744
Russell 2000 Index Mini-Futures	215	March 2010	12,754,391	13,413,849	659,458
S&P 400 Index Mini-Futures	51	March 2010	3,564,785	3,696,990	132,205
S&P 500 Index Futures	58	March 2010	15,909,690	16,105,150	195,460
Total Futures Contracts					$997,867

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	$470,000	($46,478)	($3,736)	($50,214)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	470,000	(44,857)	(3,736)	(48,593)
CDX HY, Series 12, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	6/20/2014	235,000	(28,183)	(1,868)	(30,051)
Total Credit Default Swaps					($9,340)	($128,858)

1	As the buyer of protection, Aggressive Allocation Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Aggressive Allocation Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Aggressive Allocation Portfolio could be required to make as the seller or receive as the buyer of protection.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2009

3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2009, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	997,867
Total Equity Contracts		997,867

Total Asset Derivatives		$997,867

Liability Derivatives
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	128,858
Total Credit Contracts		128,858

Total Liability Derivatives		$128,858

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	10,325,512
Total Equity Contracts		10,325,512
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(519)
Total Foreign Exchange Contracts		(519)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(33,167)
Total Credit Contracts		(33,167)

Total		$10,291,826

The accompanying Notes to Financial Statements are an integral part of this schedule.

Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	328,892
Total Equity Contracts		328,892
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(128,858)
Total Credit Contracts		(128,858)

Total		$200,034

The following table presents Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$30,168,905	7.5%	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	N/A	N/A	$149	<0.1%
Credit Contracts	N/A	N/A	$433,057	0.1%	N/A	N/A

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Real Estate Securities	$6,831,279	$1,143,765	$428,772	793,448	$9,257,711	$307,846
Partner Small Cap Growth	25,422,654	2,154,322	1,143,392	3,515,006	35,237,937	25,263
Partner Small Cap Value	10,222,302	904,641	428,772	877,088	13,668,534	96,283
Small Cap Stock	33,717,707	2,857,298	21,429,240	1,946,436	19,713,116	195,974
Mid Cap Growth II	22,699,981	1,863,454	1,000,468	4,113,905	34,693,798	527
Partner Mid Cap Value	13,078,930	1,216,777	571,696	1,646,635	17,809,343	152,248
Mid Cap Stock	37,675,608	3,104,130	16,550,596	3,879,251	38,013,558	198,242
Partner Worldwide Allocation	2,219,334	6,235,372	1,546,924	1,102,497	8,638,175	111,122
Partner International Stock	57,328,763	1,477,677	—	7,160,205	71,544,054	1,477,677
Large Cap Growth II	37,423,862	5,630,469	26,873,387	3,618,402	26,504,431	133,637
Large Cap Value	32,366,920	3,998,094	16,596,023	2,671,635	25,779,138	429,630
Large Cap Stock	28,077,766	2,443,211	1,403,034	4,714,169	36,416,956	314,152
Equity Income Plus	3,601,214	68,143	51,928	521,806	4,126,856	68,143
High Yield	8,443,730	1,345,963	2,285,848	2,202,500	10,041,199	862,326
Income	15,131,694	1,590,804	3,411,359	1,644,042	15,431,962	882,205
Limited Maturity Bond	9,528,194	1,087,022	3,421,860	831,887	8,002,838	367,921
Money Market	7,615,610	68,021,341	75,636,951	—	—	48,765
Total Value and Income Earned	351,385,548				374,879,606	5,671,961

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Mutual Funds (83.2%)	Value
Equity Mutual Funds (62.0%)
4,920,352	Thrivent Real Estate Securities Portfolio	$57,409,186
4,932,450	Thrivent Partner Small Cap Growth Portfolio	49,447,816
3,477,451	Thrivent Partner Small Cap Value Portfolio	54,192,601
4,473,446	Thrivent Small Cap Stock Portfolio	45,306,168
6,054,964	Thrivent Mid Cap Growth Portfolio II	51,063,329
6,174,912	Thrivent Partner Mid Cap Value Portfolio	66,785,383
14,568,669	Thrivent Mid Cap Stock Portfolio	142,761,304
9,401,588	Thrivent Partner Worldwide Allocation Portfolio	73,662,379
19,230,728	Thrivent Partner International Stock Portfolio	192,151,514
19,109,174	Thrivent Large Cap Growth Portfolio II	139,972,788
17,686,945	Thrivent Large Cap Value Portfolio	170,664,869
21,861,963	Thrivent Large Cap Stock Portfolio	168,883,667
2,133,802	Thrivent Equity Income Plus Portfolio	16,875,813

	Total Equity Mutual Funds	1,229,176,817

Fixed Income Mutual Funds (21.2%)
24,067,976	Thrivent High Yield Portfolio	109,725,904
24,472,788	Thrivent Income Portfolio	229,716,268
8,490,842	Thrivent Limited Maturity Bond Portfolio	81,682,750

	Total Fixed Income Mutual Funds	421,124,922

	Total Mutual Funds (cost $1,924,428,417)	1,650,301,739

	Common Stock (7.8%)
Consumer Discretionary (1.0%)
4,371	Amazon.com, Inc.[a]	587,987
22,598	Autoliv, Inc.	979,849
9,448	Bally Technologies, Inc.[a]	390,108
5,700	Bed Bath & Beyond, Inc.[a]	220,191
4,947	Best Buy Company, Inc.	195,209
10,100	Brinker International, Inc.	150,692
7,264	Buffalo Wild Wings, Inc.[a]	292,521
11,751	Carnival Corporation[a]	372,389
22,000	CBS Corporation	309,100
39,056	Chico’s FAS, Inc.[a]	548,737
23,040	Comcast Corporation	388,454
3,839	Cooper Tire & Rubber Company	76,972
4,570	Deckers Outdoor Corporation[a]	464,860
9,334	Discovery Communications, Inc.[a]	286,274
8,470	Dollar Tree, Inc.[a]	409,101
41,474	Ford Motor Company[a]	414,740
12,275	Fortune Brands, Inc.	530,280
12,266	Fossil, Inc.[a]	411,647
6,271	Genuine Parts Company	238,047
7,035	Guess ?, Inc.	297,580
34,213	Harman International Industries, Inc.	1,207,035
13,699	Home Depot, Inc.	396,312
23,129	International Game Technology	434,131
16,475	Jarden Corporation	509,242
6,218	Kohl’s Corporation[a]	335,337
5,800	Limited Brands, Inc.	111,592
19,377	Lincoln Educational Services[a]	419,900
3,225	LKQ Corporation[a]	63,178
8,000	Lowe’s Companies, Inc.	187,120
25,552	Macy’s, Inc	428,251
52,003	Melco Crown Entertainment, Ltd.[a]	175,250
5,050	Nordstrom, Inc.	189,779
6,800	Omnicom Group, Inc.	266,220
8,949	Panera Bread Company[a]	599,315
2,099	Priceline.com, Inc.[a]	458,631
7,000	RadioShack Corporation	136,500
25,500	Scientific Games Corporation[a]	371,025
38,444	Shuffle Master, Inc.[a]	316,779
4,021	Starwood Hotels & Resorts Worldwide, Inc.	147,048
12,596	Target Corporation	609,269
6,743	Tiffany & Company	289,949
9,020	Time Warner Cable, Inc.	373,338
47,638	Time Warner, Inc.	1,388,171
39,592	Toll Brothers, Inc.[a]	744,726
2,377	Tupperware Brands Corporation	110,697
14,445	Walt Disney Company	465,851
3,589	Warnaco Group, Inc.[a]	151,420
22,233	Warner Music Group Corporation[a]	125,839
6,871	Winnebago Industries, Inc.[a]	83,826
19,502	WMS Industries, Inc.[a]	780,080
2,377	Wolverine World Wide, Inc.	64,702

	Total Consumer Discretionary	19,505,251

Consumer Staples (0.4%)
20,027	Altria Group, Inc.	393,130
8,287	Bare Escentuals, Inc.[a]	101,350
11,295	Casey’s General Stores, Inc.	360,536
11,130	CVS Caremark Corporation	358,497
17,304	Flowers Foods, Inc.	411,143
13,928	General Mills, Inc.	986,242
6,898	Herbalife, Ltd.	279,852
8,479	Kimberly-Clark Corporation	540,197
9,522	Kraft Foods, Inc.	258,808
17,482	Kroger Company	358,906
10,586	PepsiCo, Inc.	643,629
10,336	Philip Morris International, Inc.	498,092
9,772	Procter & Gamble Company	592,476
3,800	Sanderson Farms, Inc.	160,208
8,950	SYSCO Corporation	250,063
22,543	TreeHouse Foods, Inc.[a]	876,021
8,080	Unilever NV ADR	261,226
7,300	Walgreen Company	268,056
4,650	Wal-Mart Stores, Inc.	248,543

	Total Consumer Staples	7,846,975

Energy (0.9%)
43,316	Alpha Natural Resources, Inc.[a]	1,879,048
4,355	Anadarko Petroleum Corporation	271,839
6,429	Apache Corporation	663,280
5,621	Atlas Energy, Inc.	169,586
20,750	Baker Hughes, Inc.	839,960
3,505	Cabot Oil & Gas Corporation	152,783

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (7.8%)	Value
Energy (0.9%) - continued
15,337	Carrizo Oil & Gas, Inc.[a]	$406,277
12,704	Chevron Corporation	978,081
4,000	Cobalt International Energy, Inc.[a]	55,360
15,229	Comstock Resources, Inc.[a]	617,841
19,888	ConocoPhillips	1,015,680
11,954	Devon Energy Corporation	878,619
7,795	EOG Resources, Inc.	758,453
10,543	Exxon Mobil Corporation	718,927
17,776	Forest Oil Corporation[a]	395,516
13,777	Halliburton Company	414,550
10,589	Helmerich & Payne, Inc.	422,289
4,900	Hess Corporation	296,450
6,171	Holly Corporation	158,163
2,892	Massey Energy Company	121,493
52,751	Nabors Industries, Ltd.[a]	1,154,719
19,308	National Oilwell Varco, Inc.	851,290
8,438	Oil States International, Inc.[a]	331,529
56,042	Patterson-UTI Energy, Inc.	860,245
6,140	Petroleo Brasileiro SA ADR	292,755
7,737	Petroleum Development Corporation[a]	140,891
8,632	Rosetta Resources, Inc.[a]	172,036
8,531	Schlumberger, Ltd.	555,283
16,357	Southwestern Energy Company[a]	788,407
18,670	Superior Energy Services, Inc.[a]	453,494
27,132	Tesco Corporation[a]	350,274
4,609	Total SA ADR	295,160
9,530	Ultra Petroleum Corporation[a]	475,166
13,600	Valero Energy Corporation	227,800
4,344	World Fuel Services Corporation	116,376

	Total Energy	18,279,620

Financials (1.2%)
5,966	ACE, Ltd.[a]	300,686
4,444	Affiliated Managers Group, Inc.[a]	299,303
15,742	Allstate Corporation	472,890
16,165	American Equity Investment Life Holding Company	120,268
19,778	Ameriprise Financial, Inc.	767,782
2,377	Aspen Insurance Holdings, Ltd.	60,495
33,055	Bank of America Corporation	497,808
17,260	Bank of New York Mellon Corporation	482,762
6,480	Capital One Financial Corporation	248,443
11,345	Cardinal Financial Corporation	99,155
4,885	Cash America International, Inc.	170,780
13,570	Charles Schwab Corporation	255,387
5,607	Colonial Properties Trust	65,770
8,910	Comerica, Inc.	263,469
8,163	Commerce Bancshares, Inc.	316,071
5,696	Dollar Financial Corporation[a]	134,767
16,931	Duke Realty Corporation	206,050
21,224	DuPont Fabros Technology, Inc.	381,820
13,028	East West Bancorp, Inc.	205,842
8,383	Endurance Specialty Holdings, Ltd.	312,099
25,406	Equity One, Inc.	410,815
1,926	Everest Re Group, Ltd.	165,020
49,567	FBR Capital Markets Corporation[a]	306,324
24,707	Fifth Third Bancorp	240,893
23,900	First Niagara Financial Group, Inc.	332,449
7,962	Goldman Sachs Group, Inc.	1,344,304
2,913	Hancock Holding Company	127,560
13,033	Hanover Insurance Group, Inc.	579,056
8,786	Hartford Financial Services Group, Inc.	204,362
43,714	HCC Insurance Holdings, Inc.	1,222,681
4,293	Home Bancshares, Inc.	103,333
36,795	Host Hotels & Resorts, Inc.[a]	429,398
6,688	IntercontinentalExchange, Inc.[a]	751,062
9,150	Invesco, Ltd.	214,934
54,178	J.P. Morgan Chase & Company	2,257,597
13,800	Lazard, Ltd.	523,986
7,243	Max Capital Group, Ltd.	161,519
7,779	MetLife, Inc.	274,988
21,634	Morgan Stanley	640,366
33,004	New York Community Bancorp, Inc.	478,888
10,991	Ocwen Financial Corporation[a]	105,184
1,725	Platinum Underwriters Holdings, Ltd.	66,050
7,032	Principal Financial Group, Inc.	169,049
8,027	Prosperity Bancshares, Inc.	324,853
5,150	Prudential Financial, Inc.	256,264
13,312	Signature Bank[a]	424,653
9,238	State Street Corporation	402,223
37,797	Sunstone Hotel Investors, Inc.[a]	335,637
8,936	SVB Financial Group[a]	372,542
2,600	T. Rowe Price Group, Inc.	138,450
13,677	TD Ameritrade Holding Corporation[a]	265,060
15,795	Travelers Companies, Inc.	787,539
33,396	W.R. Berkley Corporation	822,878
5,621	Waddell & Reed Financial, Inc.	171,665
52,441	Washington Federal, Inc.	1,014,209
40,423	Wells Fargo & Company	1,091,017
7,110	Westamerica Bancorporation	393,681
4,708	XL Capital, Ltd.	86,298

	Total Financials	23,658,434

Health Care (0.9%)
1,137	Alcon, Inc.	186,866
1,816	Allergan, Inc.	114,426
11,026	American Medical Systems Holdings, Inc.[a]	212,692
6,381	Amgen, Inc.[a]	360,973
6,550	Baxter International, Inc.	384,354
6,128	Beckman Coulter, Inc.	401,016
13,263	BioMarin Pharmaceutical, Inc.[a]	249,477
1,147	Bio-Rad Laboratories, Inc.[a]	110,640
5,287	C.R. Bard, Inc.	411,857
7,900	Cardinal Health, Inc.	254,696
4,074	Catalyst Health Solutions, Inc.[a]	148,579
7,024	Celgene Corporation[a]	391,096
3,216	Chemed Corporation	154,272
18,815	Community Health Systems, Inc.[a]	669,814
26,732	Coventry Health Care, Inc.[a]	649,320
23,896	Covidien, Ltd.	1,144,379
1,753	Dionex Corporation[a]	129,494
1,865	Emergency Medical Services Corporation[a]	100,990
9,719	Gilead Sciences, Inc.[a]	420,638
17,432	Healthsouth Corporation[a]	327,199
19,444	Hologic, Inc.[a]	281,938

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (7.8%)	Value
Health Care (0.9%) - continued
5,634	Hospira, Inc.[a]	$287,334
3,496	ICON plc ADR[a]	75,968
4,503	Invacare Corporation	112,305
17,109	Johnson & Johnson	1,101,991
50,639	King Pharmaceuticals, Inc.[a]	621,341
9,580	LHC Group, Inc.[a]	321,984
10,282	Lincare Holdings, Inc.[a]	381,668
6,409	MedAssets, Inc.[a]	135,935
6,887	Medco Health Solutions, Inc.[a]	440,148
11,515	Medicis Pharmaceutical Corporation	311,481
2,927	Mednax, Inc.[a]	175,971
13,000	Medtronic, Inc.	571,740
19,410	Merck & Company, Inc.	709,241
4,316	Perrigo Company	171,949
117,828	Pfizer, Inc.	2,143,291
3,024	RehabCare Group, Inc.[a]	92,020
750	Sharps Compliance Corporation[a]	7,200
12,497	Thermo Fisher Scientific, Inc.[a]	595,982
3,403	Thoratec Corporation[a]	91,609
13,723	United Therapeutics Corporation[a]	722,516
38,054	UnitedHealth Group, Inc.	1,159,886
6,654	Varian Medical Systems, Inc.[a]	311,740
13,630	Vertex Pharmaceuticals, Inc.[a]	584,045
10,377	Watson Pharmaceuticals, Inc.[a]	411,033

	Total Health Care	18,643,094

Industrials (1.0%)
7,334	3M Company	606,302
5,398	AAON, Inc.	105,207
9,100	AMR Corporation[a]	70,343
7,070	Avery Dennison Corporation	257,984
29,692	BE Aerospace, Inc.[a]	697,762
6,964	Beacon Roofing Supply, Inc.[a]	111,424
7,659	Bucyrus International, Inc.	431,738
8,108	Caterpillar, Inc.	462,075
16,318	Chicago Bridge and Iron Company[a]	329,950
6,053	Copa Holdings SA	329,707
13,936	CSX Corporation	675,757
4,986	Danaher Corporation	374,947
11,709	Delta Air Lines, Inc.[a]	133,248
5,857	Dover Corporation	243,710
17,300	Dryships, Inc.[a]	100,686
7,765	Eaton Corporation	494,009
1,967	EMCOR Group, Inc.[a]	52,912
6,115	EnerSys[a]	133,735
10,837	FedEx Corporation	904,348
6,900	Foster Wheeler AGa	203,136
1,995	FTI Consulting, Inc.[a]	94,084
10,037	Gardner Denver, Inc.	427,074
2,713	Genco Shipping & Trading, Ltd.[a]	60,717
7,644	General Dynamics Corporation	521,092
55,490	General Electric Company	839,564
11,643	Great Lakes Dredge & Dock Company	75,447
5,137	Griffon Corporation[a]	62,774
17,181	Honeywell International, Inc.	673,495
2,405	IDEX Corporation	74,916
9,640	Ingersoll-Rand plc	344,534
6,283	Knight Transportation, Inc.	121,199
2,181	Landstar System, Inc.	84,557
2,135	Lennox International, Inc.	83,350
55,788	Manitowoc Company, Inc.	556,206
25,808	Monster Worldwide, Inc.[a]	449,059
14,852	Navistar International Corporation[a]	574,030
34,715	Oshkosh Corporation	1,285,496
9,457	Parker Hannifin Corporation	509,543
4,688	Precision Castparts Corporation	517,321
15,311	Roper Industries, Inc.	801,837
14,200	Shaw Group, Inc.[a]	408,250
22,695	SmartHeat, Inc.[a]	329,531
14,530	Spirit Aerosystems Holdings, Inc.[a]	288,566
11,367	SPX Corporation	621,775
4,353	Sykes Enterprises, Inc.[a]	110,871
5,370	Teledyne Technologies, Inc.[a]	205,993
12,960	Textron, Inc.	243,778
2,825	Triumph Group, Inc.	136,306
6,293	Union Pacific Corporation	402,123
13,472	United Technologies Corporation	935,092
31,593	Werner Enterprises, Inc.	625,225
12,614	Woodward Governor Company	325,063

	Total Industrials	19,507,848

Information Technology (1.4%)
19,750	Activision Blizzard, Inc.[a]	219,423
15,344	Advanced Micro Devices, Inc.[a]	148,530
12,236	Akamai Technologies, Inc.[a]	309,938
18	AOL, Inc.[a]	419
7,005	Apple, Inc.[a]	1,477,074
4,620	AsiaInfo Holdings, Inc.[a]	140,771
370,540	Atmel Corporation[a]	1,708,189
10,476	Avnet, Inc.[a]	315,956
30,031	Cisco Systems, Inc.[a]	718,942
160,088	Compuware Corporation[a]	1,157,436
11,914	Comtech Group, Inc.[a]	87,806
6,900	Dell, Inc.[a]	99,084
16,071	EarthLink, Inc.	133,550
40,998	eBay, Inc.[a]	965,093
18,093	F5 Networks, Inc.[a]	958,567
15,840	Finisar Corporation[a]	141,293
16,277	Flextronics International, Ltd.[a]	118,985
44,800	FormFactor, Inc.[a]	974,848
2,308	Google, Inc.[a]	1,430,914
26,550	Hewlett-Packard Company	1,367,591
37,039	Intel Corporation	755,596
9,411	International Business Machines Corporation	1,231,900
9,378	Jabil Circuit, Inc.	162,896
10,618	JDA Software Group, Inc.[a]	270,440
11,827	Juniper Networks, Inc.[a]	315,426
10,435	Lam Research Corporation[a]	409,156
52,959	Lattice Semiconductor Corporation[a]	142,989
8,072	Lender Processing Services, Inc.	328,208
1,600	MasterCard, Inc.	409,568
31,791	Maxim Integrated Products, Inc.	645,357
3,247	McAfee, Inc.[a]	131,731
4,353	Mellanox Technologies, Ltd.[a]	82,098
12,650	Mentor Graphics Corporation[a]	111,700
9,000	Micron Technology, Inc.[a]	95,040
39,020	Microsoft Corporation	1,189,720
11,200	Motorola, Inc.[a]	86,912
2,262	Multi-Fineline Electronix, Inc.[a]	64,173
9,708	Nokia Oyj ADR	124,748
21,777	Novellus Systems, Inc.[a]	508,275

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (7.8%)	Value
Information Technology (1.4%) - continued
10,012	Nuance Communications, Inc.[a]	$155,586
23,050	ON Semiconductor Corporation[a]	203,071
39,953	Oracle Corporation	980,447
21,127	Polycom, Inc.[a]	527,541
7,970	QLogic Corporation[a]	150,394
20,559	QUALCOMM, Inc.	951,059
2,360	Research in Motion, Ltd.[a]	159,394
31,509	Skyworks Solutions, Inc.[a]	447,113
25,207	Smart Modular Technologies (WWH), Inc.[a]	158,552
9,928	Solera Holdings, Inc.	357,507
8,079	STEC, Inc.[a]	132,011
3,328	Sybase, Inc.[a]	144,435
19,978	Tellabs, Inc.[a]	113,475
136,200	Teradyne, Inc.[a]	1,461,426
18,663	Texas Instruments, Inc.	486,358
91,043	TIBCO Software, Inc.[a]	876,744
13,196	TTM Technologies, Inc.[a]	152,150
18,315	Tyco Electronics, Ltd.	449,633
11,904	ValueClick, Inc.[a]	120,468
3,741	Visa, Inc.	327,188
27,235	Vishay Intertechnology, Inc.[a]	227,412
23,128	Xilinx, Inc.	579,588
18,874	Yahoo!, Inc.[a]	316,706

	Total Information Technology	29,018,600

Materials (0.5%)
3,780	Air Products and Chemicals, Inc.	306,407
20,392	Albemarle Corporation	741,657
9,201	Allied Nevada Gold Corporation[a]	138,751
16,101	Ball Corporation	832,422
932	CF Industries Holdings, Inc.	84,607
30,970	Crown Holdings, Inc.[a]	792,212
6,074	Domtar Corporation[a]	336,560
8,164	E.I. du Pont de Nemours and Company	274,882
1,473	FMC Corporation	82,134
3,574	Freeport-McMoRan Copper & Gold, Inc.[a]	286,956
3,277	Horsehead Holding Corporation[a]	41,782
5,025	Innophos Holdings, Inc.	115,525
25,377	International Paper Company	679,596
5,100	Newmont Mining Corporation	241,281
24,257	Owens-Illinois, Inc.[a]	797,327
56,579	Packaging Corporation of America	1,301,883
5,864	Pactiv Corporation[a]	141,557
16,615	Pan American Silver Corporation[a]	395,603
1,000	Potash Corporation of Saskatchewan, Inc.	108,500
4,263	PPG Industries, Inc.	249,556
3,083	Praxair, Inc.	247,596
5,864	RTI International Metals, Inc.[a]	147,597
15,795	Sealed Air Corporation	345,279
10,236	Silgan Holdings, Inc.	592,460
23,564	Steel Dynamics, Inc.	417,554

	Total Materials	9,699,684

Telecommunications Services (0.2%)
40,000	Alcatel-Lucent ADR[a]	132,800
11,311	American Tower Corporation[a]	488,748
24,680	AT&T, Inc.	691,781
5,400	NII Holdings, Inc.[a]	181,332
9,200	NTELOS Holdings Corporation	163,944
47,423	Qwest Communications International, Inc.	199,651
5,873	Syniverse Holdings, Inc.[a]	102,660
11,960	Telephone and Data Systems, Inc.	405,683
25,151	Verizon Communications, Inc.	833,253
16,070	Vodafone Group plc ADR	371,056

	Total Telecommunications Services	3,570,908

Utilities (0.3%)
8,761	Alliant Energy Corporation	265,108
22,300	American Electric Power Company, Inc.	775,817
2,675	American States Water Company	94,722
6,815	Avista Corporation	147,136
12,200	Cleco Corporation	333,426
12,836	DPL, Inc.	354,274
7,741	Entergy Corporation	633,523
7,730	Exelon Corporation	377,765
12,774	FirstEnergy Corporation	593,352
25,869	NV Energy, Inc.	320,258
3,235	OGE Energy Corporation	119,372
23,780	Portland General Electric Company	485,350
19,178	Southwest Gas Corporation	547,148
10,134	UGI Corporation	245,141
10,959	Xcel Energy, Inc.	232,660

	Total Utilities	5,525,052

	Total Common Stock (cost $147,306,701)	155,255,466

Principal Amount	Long-Term Fixed Income (2.8%)
Asset-Backed Securities (0.3%)
	GSAMP Trust
2,296,484	0.411%, 1/25/2010[b]	1,677,998
	J.P. Morgan Mortgage Trust
3,800,000	5.461%, 10/25/2036	3,136,862
	Renaissance Home Equity Loan Trust
1,847,080	5.746%, 5/25/2036	1,398,771

	Total Asset-Backed Securities	6,213,631

Collateralized Mortgage Obligations (0.7%)
	Citigroup Mortgage Loan Trust, Inc.
934,006	5.500%, 11/25/2035	668,073
	Citimortgage Alternative Loan Trust
2,958,202	5.750%, 4/25/2037	2,182,168
	Countrywide Alternative Loan Trust
675,447	6.000%, 1/25/2037	467,529
	Countrywide Home Loans
2,671,901	5.750%, 4/25/2037	2,039,219
	Deutsche Alt-A Securities, Inc.
741,271	5.500%, 10/25/2021	561,512

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (2.8%)	Value
Collateralized Mortgage Obligations (0.7%) - continued
$1,254,983	6.000%, 10/25/2021	$750,110
	J.P. Morgan Mortgage Trust
553,317	5.994%, 10/25/2036	460,364
	MASTR Alternative Loans Trust
668,816	6.500%, 7/25/2034	636,002
	Merrill Lynch Alternative Note Asset Trust
740,154	6.000%, 3/25/2037	391,946
	Sequoia Mortgage Trust
1,090,422	5.749%, 9/20/2046	410,973
	WaMu Mortgage Pass Through Certificates
1,234,064	5.921%, 9/25/2036	1,022,073
2,273,820	6.037%, 10/25/2036	1,853,043

	Total Collateralized Mortgage Obligations	11,443,012

Commercial Mortgage-Backed Securities (1.4%)
	Banc of America Commercial Mortgage, Inc.
3,500,000	5.356%, 10/10/2045	3,137,666
	Bear Stearns Commercial Mortgage Securities, Inc.
1,210,000	5.331%, 2/11/2044	1,044,199
4,500,000	5.694%, 6/11/2050	3,940,096
	Citigroup/Deutsche Bank Commercial Mortgage Pass-Through Certificates
3,150,000	5.617%, 10/15/2048	3,000,775
	Credit Suisse Mortgage Capital Certificates
1,500,000	5.467%, 9/15/2039	1,284,785
	Greenwich Capital Commercial Funding Corporation
1,350,000	5.867%, 12/10/2049	1,036,103
	GS Mortgage Securities Corporation II
3,400,000	4.761%, 7/10/2039	3,078,989
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
3,700,000	5.814%, 6/12/2043	3,560,662
3,000,000	5.336%, 5/15/2047	2,601,801
	LB-UBS Commercial Mortgage Trust
2,900,000	5.866%, 9/15/2045	2,545,359
	Morgan Stanley Capital I, Inc.
3,000,000	4.970%, 4/14/2040	2,927,466

	Total Commercial Mortgage-Backed Securities	28,157,901

U.S. Government and Agencies (0.4%)
	U.S. Treasury Notes
7,000,000	0.875%, 12/31/2010[c]	7,025,704

	Total U.S. Government and Agencies	7,025,704

	Total Long-Term Fixed Income (cost $51,334,286)	52,840,248

Shares	Preferred Stock (<0.1%)
Financials (<0.1%)
36,652	Bank of America Corporation, Convertible[a]	546,848

	Total Financials	546,848

	Total Preferred Stock (cost $560,695)	546,848

Principal Amount	Short-Term Investments (6.3%)[d]
	Enterprise Funding Company, LLC
5,050,000	0.010%, 1/4/2010	5,049,996
	Federal Home Loan Bank Discount Notes
40,000,000	0.040%, 1/15/2010	39,999,378
5,000,000	0.040%, 1/29/2010	4,999,844
25,000,000	0.060%, 2/17/2010	24,998,042
9,000,000	0.200%, 3/17/2010[c]	8,996,313
	Federal Home Loan Mortgage Corporation Discount Notes
35,000,000	0.060%, 2/18/2010	34,997,200
4,400,000	0.030%, 2/22/2010	4,399,809
	Federal National Mortgage Association Discount Notes
2,000,000	0.075%, 3/1/2010	1,999,754

	Total Short-Term Investments (at amortized cost)	125,440,336

	Total Investments (cost $2,249,070,435) 100.1%	$1,984,384,637

	Other Assets and Liabilities, Net (0.1%)	(1,416,876)

	Total Net Assets 100.0%	$1,982,967,761

a	Non-income producing security.
b	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
c	At December 31, 2009, $16,022,017 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$53,280,660
Gross unrealized depreciation	(317,747,303)

Net unrealized appreciation (depreciation)	$(264,466,643)

Cost for federal income tax purposes	$2,248,851,280

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Moderately Aggressive Allocation Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	1,229,176,817	1,229,176,817	—	—
Fixed Income Mutual Funds	421,124,922	421,124,922	—	—
Common Stock
Consumer Discretionary	19,505,251	19,505,251	—	—
Consumer Staples	7,846,975	7,846,975	—	—
Energy	18,279,620	18,279,620	—	—
Financials	23,658,434	23,658,434	—	—
Health Care	18,643,094	18,643,094	—	—
Industrials	19,507,848	19,507,848	—	—
Information Technology	29,018,600	29,018,600	—	—
Materials	9,699,684	9,699,684	—	—
Telecommunications Services	3,570,908	3,570,908	—	—
Utilities	5,525,052	5,525,052	—	—
Long-Term Fixed Income
Asset-Backed Securities	6,213,631	—	6,213,631	—
Collateralized Mortgage Obligations	11,443,012	—	11,443,012	—
Commercial Mortgage-Backed Securities	28,157,901	—	28,157,901	—
U.S. Government and Agencies	7,025,704	—	7,025,704	—
Preferred Stock
Financials	546,848	546,848	—	—
Short-Term Investments	125,440,336	—	125,440,336	—

Total	$1,984,384,637	$1,806,104,053	$178,280,584	$—

Other Financial Instruments*	$1,915,820	$3,423,951	($1,508,131)	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	621	March 2010	$48,568,935	$48,711,240	$142,305
Russell 2000 Index Mini-Futures	588	March 2010	34,881,777	36,685,320	1,803,543
S&P 400 Index Mini-Futures	526	March 2010	36,766,217	38,129,740	1,363,523
S&P 500 Index Futures	34	March 2010	9,326,370	9,440,950	114,580
Total Futures Contracts					$3,423,951

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	$940,000	($90,744)	($7,472)	($98,216)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	5,640,000	(512,055)	(44,833)	(556,888)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	1,880,000	(185,913)	(14,945)	(200,858)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	2,820,000	(269,142)	(22,417)	(291,559)
CDX HY, Series 12, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	6/20/2014	2,820,000	(338,193)	(22,417)	(360,610)
Total Credit Default Swaps					($112,084)	($1,508,131)

1	As the buyer of protection, Moderately Aggressive Allocation Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Aggressive Allocation Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2009

2	The maximum potential amount of future payments Moderately Aggressive Allocation Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2009, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,423,951
Total Equity Contracts		3,423,951

Total Asset Derivatives		$3,423,951

Liability Derivatives
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	1,508,131
Total Credit Contracts		1,508,131

Total Liability Derivatives		$1,508,131

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	45,730,525
Total Equity Contracts		45,730,525
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(779)
Total Foreign Exchange Contracts		(779)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(395,959)
Total Credit Contracts		(395,959)

Total		$45,333,787

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Moderately Aggressive Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(361,105)
Total Equity Contracts		(361,105)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(1,508,131)
Total Credit Contracts		(1,508,131)

Total		($1,869,236)

The following table presents Moderately Aggressive Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$130,230,697	8.3%	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	N/A	N/A	$224	<0.1%
Credit Contracts	N/A	N/A	$5,212,803	0.3%	N/A	N/A

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Aggressive Allocation Portfolio

Schedule of Investments as of December 31, 2009

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Aggressive Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Real Estate Securities	$39,120,717	$8,572,178	$694,532	4,920,352	$57,409,186	$1,905,297
Partner Small Cap Growth	33,422,897	4,688,618	526,288	4,932,450	49,447,816	33,346
Partner Small Cap Value	38,261,829	5,069,097	526,288	3,477,451	54,192,601	376,405
Small Cap Stock	59,095,132	8,140,929	30,845,507	4,473,446	45,306,168	413,782
Mid Cap Growth II	31,319,073	4,656,003	526,288	6,054,964	51,063,329	731
Partner Mid Cap Value	46,000,879	6,770,715	701,718	6,174,912	66,785,383	563,686
Mid Cap Stock	122,321,299	16,124,278	41,631,321	14,568,669	142,761,304	729,678
Partner Worldwide Allocation	27,036,551	33,775,423	431,311	9,401,588	73,662,379	947,304
Partner International Stock	153,972,385	3,968,715	—	19,230,728	192,151,514	3,968,715
Large Cap Growth II	115,320,245	26,469,057	31,802,864	19,109,174	139,972,788	704,795
Large Cap Value	159,244,087	32,428,334	53,292,934	17,686,945	170,664,869	2,807,245
Large Cap Stock	123,957,202	13,868,356	1,997,326	21,861,963	168,883,667	1,454,297
Equity Income Plus	13,230,889	1,829,814	175,429	2,133,802	16,875,813	278,057
High Yield	90,546,222	16,993,550	25,329,347	24,067,976	109,725,904	9,286,604
Income	177,917,275	29,745,965	4,908,477	24,472,788	229,716,268	11,321,553
Limited Maturity Bond	70,686,329	12,342,983	8,002,817	8,490,842	81,682,750	3,082,199
Money Market	28,319,832	201,439,755	229,759,587	—	—	148,925
Total Value and Income Earned	1,329,772,843				1,650,301,739	38,022,619

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Mutual Funds (83.5%)	Value
Equity Mutual Funds (45.8%)
6,362,254	Thrivent Real Estate Securities Portfolio	$74,232,873
4,309,852	Thrivent Partner Small Cap Growth Portfolio	43,206,268
4,382,611	Thrivent Partner Small Cap Value Portfolio	68,298,602
3,524,659	Thrivent Small Cap Stock Portfolio	35,697,044
2,498,466	Thrivent Mid Cap Growth Portfolio II	21,070,311
5,461,061	Thrivent Partner Mid Cap Value Portfolio	59,064,656
11,219,771	Thrivent Mid Cap Stock Portfolio	109,944,779
10,771,051	Thrivent Partner Worldwide Allocation Portfolio	84,392,265
17,226,346	Thrivent Partner International Stock Portfolio	172,123,931
18,998,875	Thrivent Large Cap Growth Portfolio II	139,164,862
24,278,814	Thrivent Large Cap Value Portfolio	234,271,133
19,987,798	Thrivent Large Cap Stock Portfolio	154,405,740
2,765,272	Thrivent Equity Income Plus Portfolio	21,869,980

	Total Equity Mutual Funds	1,217,742,444

Fixed Income Mutual Funds (37.7%)
29,083,452	Thrivent High Yield Portfolio	132,591,457
47,495,925	Thrivent Income Portfolio	445,825,251
43,983,511	Thrivent Limited Maturity Bond Portfolio	423,125,775

	Total Fixed Income Mutual Funds	1,001,542,483

	Total Mutual Funds (cost $2,508,589,220)	2,219,284,927

	Common Stock (5.5%)

Consumer Discretionary (0.7%)
4,371	Amazon.com, Inc.[a]	587,987
19,300	Autoliv, Inc.	836,848
7,823	Bally Technologies, Inc.[a]	323,012
5,700	Bed Bath & Beyond, Inc.[a]	220,191
4,947	Best Buy Company, Inc.	195,209
10,100	Brinker International, Inc.	150,692
6,053	Buffalo Wild Wings, Inc.[a]	243,754
11,751	Carnival Corporation[a]	372,389
19,300	CBS Corporation	271,165
33,780	Chico’s FAS, Inc.[a]	474,609
23,040	Comcast Corporation	388,454
3,199	Cooper Tire & Rubber Company	64,140
3,742	Deckers Outdoor Corporation[a]	380,636
8,117	Discovery Communications, Inc.[a]	248,948
7,437	Dollar Tree, Inc.[a]	359,207
41,474	Ford Motor Company[a]	414,740
12,275	Fortune Brands, Inc.	530,280
10,222	Fossil, Inc.[a]	343,050
6,271	Genuine Parts Company	238,047
8,396	Guess ?, Inc.	355,151
32,015	Harman International Industries, Inc.	1,129,489
13,699	Home Depot, Inc.	396,312
Consumer Discretionary (0.7%) - continued
23,129	International Game Technology	434,131
15,199	Jarden Corporation	469,801
6,218	Kohl’s Corporation[a]	335,337
5,800	Limited Brands, Inc.	111,592
16,164	Lincoln Educational Services[a]	350,274
2,688	LKQ Corporation[a]	52,658
8,000	Lowe’s Companies, Inc.	187,120
25,552	Macy’s, Inc	428,252
52,003	Melco Crown Entertainment, Ltd.[a]	175,250
5,050	Nordstrom, Inc.	189,779
6,800	Omnicom Group, Inc.	266,220
7,750	Panera Bread Company[a]	519,018
1,683	Priceline.com, Inc.[a]	367,736
7,000	RadioShack Corporation	136,500
22,300	Scientific Games Corporation[a]	324,465
32,036	Shuffle Master, Inc.[a]	263,977
4,021	Starwood Hotels & Resorts
	Worldwide, Inc.	147,048
12,596	Target Corporation	609,269
6,743	Tiffany & Company	289,949
9,020	Time Warner Cable, Inc.	373,338
47,638	Time Warner, Inc.	1,388,171
37,420	Toll Brothers, Inc.[a]	703,870
1,981	Tupperware Brands Corporation	92,255
14,445	Walt Disney Company	465,851
2,991	Warnaco Group, Inc.[a]	126,190
18,528	Warner Music Group
	Corporation[a]	104,869
6,871	Winnebago Industries, Inc.[a]	83,826
17,077	WMS Industries, Inc.[a]	683,080
1,981	Wolverine World Wide, Inc.	53,923

	Total Consumer Discretionary	18,258,059

Consumer Staples (0.3%)
20,027	Altria Group, Inc.	393,130
6,906	Bare Escentuals, Inc.[a]	84,460
9,429	Casey’s General Stores, Inc.	300,974
11,130	CVS Caremark Corporation	358,497
15,116	Flowers Foods, Inc.	359,156
13,928	General Mills, Inc.	986,242
5,749	Herbalife, Ltd.	233,237
8,479	Kimberly-Clark Corporation	540,197
9,522	Kraft Foods, Inc.	258,808
15,285	Kroger Company	313,801
10,586	PepsiCo, Inc.	643,629
10,336	Philip Morris International, Inc.	498,092
9,772	Procter & Gamble Company	592,476
3,200	Sanderson Farms, Inc.	134,912
8,950	SYSCO Corporation	250,063
19,451	TreeHouse Foods, Inc.[a]	755,866
8,080	Unilever NV ADR	261,226
7,300	Walgreen Company	268,056
4,650	Wal-Mart Stores, Inc.	248,543

	Total Consumer Staples	7,481,365

Energy (0.7%)
37,990	Alpha Natural Resources, Inc.[a]	1,648,006
4,355	Anadarko Petroleum Corporation	271,839
6,429	Apache Corporation	663,280
4,684	Atlas Energy, Inc.	141,316

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (5.5%)	Value
Energy (0.7%) - continued
20,750	Baker Hughes, Inc.	$839,960
2,921	Cabot Oil & Gas Corporation	127,326
12,831	Carrizo Oil & Gas, Inc.[a]	339,893
12,704	Chevron Corporation	978,081
4,000	Cobalt International Energy, Inc.[a]	55,360
13,325	Comstock Resources, Inc.[a]	540,595
19,888	ConocoPhillips	1,015,680
11,954	Devon Energy Corporation	878,619
7,795	EOG Resources, Inc.	758,454
10,543	Exxon Mobil Corporation	718,927
15,529	Forest Oil Corporation[a]	345,520
13,777	Halliburton Company	414,550
9,341	Helmerich & Payne, Inc.	372,519
4,900	Hess Corporation	296,450
5,143	Holly Corporation	131,815
2,410	Massey Energy Company	101,244
52,751	Nabors Industries, Ltd.[a]	1,154,719
17,553	National Oilwell Varco, Inc.	773,912
6,932	Oil States International, Inc.[a]	272,358
48,128	Patterson-UTI Energy, Inc.	738,765
6,140	Petroleo Brasileiro SA ADR	292,755
6,448	Petroleum Development Corporation[a]	117,418
7,194	Rosetta Resources, Inc.[a]	143,377
8,531	Schlumberger, Ltd.	555,283
15,175	Southwestern Energy Company[a]	731,435
16,267	Superior Energy Services, Inc.[a]	395,126
22,560	Tesco Corporation[a]	291,250
4,609	Total SA ADR	295,160
9,530	Ultra Petroleum Corporation[a]	475,166
13,600	Valero Energy Corporation	227,800
3,620	World Fuel Services Corporation	96,980

	Total Energy	17,200,938

Financials (0.8%)
5,966	ACE, Ltd.[a]	300,686
3,687	Affiliated Managers Group, Inc.[a]	248,319
15,742	Allstate Corporation	472,890
13,471	American Equity Investment Life Holding Company	100,224
19,778	Ameriprise Financial, Inc.	767,782
1,981	Aspen Insurance Holdings, Ltd.	50,416
33,055	Bank of America Corporation	497,808
17,260	Bank of New York Mellon Corporation	482,762
6,480	Capital One Financial Corporation	248,443
9,454	Cardinal Financial Corporation	82,628
4,071	Cash America International, Inc.	142,322
13,570	Charles Schwab Corporation	255,387
4,673	Colonial Properties Trust	54,814
8,910	Comerica, Inc.	263,469
7,130	Commerce Bancshares, Inc.	276,074
4,747	Dollar Financial Corporation[a]	112,314
14,789	Duke Realty Corporation	179,982
17,653	DuPont Fabros Technology, Inc.	317,577
10,856	East West Bancorp, Inc.	171,525
6,903	Endurance Specialty Holdings,
	Ltd.	256,999
22,243	Equity One, Inc.	359,669
1,926	Everest Re Group, Ltd.	165,020
41,272	FBR Capital Markets Corporation[a]	255,061
24,707	Fifth Third Bancorp	240,893
19,917	First Niagara Financial Group, Inc.	277,046
7,962	Goldman Sachs Group, Inc.	1,344,304
2,428	Hancock Holding Company	106,322
11,276	Hanover Insurance Group, Inc.	500,993
8,786	Hartford Financial Services Group, Inc.	204,362
38,114	HCC Insurance Holdings, Inc.	1,066,049
3,577	Home Bancshares, Inc.	86,098
32,246	Host Hotels & Resorts, Inc.[a]	376,311
6,216	IntercontinentalExchange, Inc.[a]	698,057
9,150	Invesco, Ltd.	214,934
54,178	J.P. Morgan Chase & Company	2,257,597
12,557	Lazard, Ltd.	476,789
6,036	Max Capital Group, Ltd.	134,603
7,779	MetLife, Inc.	274,988
21,634	Morgan Stanley	640,366
28,903	New York Community Bancorp, Inc.	419,383
9,159	Ocwen Financial Corporation[a]	87,652
1,437	Platinum Underwriters Holdings, Ltd.	55,023
7,032	Principal Financial Group, Inc.	169,049
6,656	Prosperity Bancshares, Inc.	269,368
5,150	Prudential Financial, Inc.	256,264
11,043	Signature Bank[a]	352,272
9,238	State Street Corporation	402,223
31,514	Sunstone Hotel Investors, Inc.[a]	279,844
8,950	SVB Financial Group[a]	373,126
2,600	T. Rowe Price Group, Inc.	138,450
13,677	TD Ameritrade Holding Corporation[a]	265,060
15,795	Travelers Companies, Inc.	787,539
29,234	W.R. Berkley Corporation	720,326
4,684	Waddell & Reed Financial, Inc.	143,049
44,986	Washington Federal, Inc.	870,029
40,423	Wells Fargo & Company	1,091,017
6,184	Westamerica Bancorporation	342,408
3,923	XL Capital, Ltd.	71,909

	Total Financials	22,055,874

Health Care (0.7%)
1,137	Alcon, Inc.	186,866
1,816	Allergan, Inc.	114,426
9,205	American Medical Systems Holdings, Inc.[a]	177,564
6,382	Amgen, Inc.[a]	361,030
6,550	Baxter International, Inc.	384,354
5,372	Beckman Coulter, Inc.	351,544
11,630	BioMarin Pharmaceutical, Inc.[a]	218,760
956	Bio-Rad Laboratories, Inc.[a]	92,216
4,601	C.R. Bard, Inc.	358,418
7,900	Cardinal Health, Inc.	254,696
3,395	Catalyst Health Solutions, Inc.[a]	123,816
7,024	Celgene Corporation[a]	391,096
2,680	Chemed Corporation	128,560
16,513	Community Health Systems, Inc.[a]	587,863
23,440	Coventry Health Care, Inc.[a]	569,358
23,896	Covidien, Ltd.	1,144,379
1,460	Dionex Corporation[a]	107,850
1,537	Emergency Medical Services Corporation[a]	83,229
9,719	Gilead Sciences, Inc.[a]	420,638
14,494	Healthsouth Corporation[a]	272,052

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (5.5%)	Value
Health Care (0.7%) - continued
17,026	Hologic, Inc.[a]	$246,877
5,634	Hospira, Inc.[a]	287,334
2,913	ICON plc ADR[a]	63,299
3,752	Invacare Corporation	93,575
17,109	Johnson & Johnson	1,101,991
43,760	King Pharmaceuticals, Inc.[a]	536,935
7,900	LHC Group, Inc.[a]	265,519
8,502	Lincare Holdings, Inc.[a]	315,594
5,291	MedAssets, Inc.[a]	112,222
6,887	Medco Health Solutions, Inc.[a]	440,148
9,579	Medicis Pharmaceutical Corporation	259,112
2,439	Mednax, Inc.[a]	146,633
13,000	Medtronic, Inc.	571,740
19,410	Merck & Company, Inc.	709,241
3,597	Perrigo Company	143,304
117,828	Pfizer, Inc.	2,143,291
2,653	RehabCare Group, Inc.[a]	80,731
600	Sharps Compliance Corporation[a]	5,760
12,497	Thermo Fisher Scientific, Inc.[a]	595,982
2,836	Thoratec Corporation[a]	76,345
12,409	United Therapeutics Corporation[a]	653,334
38,054	UnitedHealth Group, Inc.	1,159,886
5,810	Varian Medical Systems, Inc.[a]	272,199
11,939	Vertex Pharmaceuticals, Inc.[a]	511,586
8,598	Watson Pharmaceuticals, Inc.[a]	340,567

	Total Health Care	17,461,920

Industrials (0.7%)
7,334	3M Company	606,302
4,498	AAON, Inc.	87,666
9,100	AMR Corporation[a]	70,343
7,070	Avery Dennison Corporation	257,984
25,374	BE Aerospace, Inc.[a]	596,289
5,803	Beacon Roofing Supply, Inc.[a]	92,848
6,383	Bucyrus International, Inc.	359,810
8,108	Caterpillar, Inc.	462,075
13,515	Chicago Bridge and Iron Company[a]	273,273
5,077	Copa Holdings SA	276,544
12,907	CSX Corporation	625,860
4,986	Danaher Corporation	374,947
11,709	Delta Air Lines, Inc.[a]	133,248
5,857	Dover Corporation	243,710
17,300	Dryships, Inc.[a]	100,686
7,765	Eaton Corporation	494,009
1,639	EMCOR Group, Inc.[a]	44,089
5,096	EnerSys[a]	111,450
10,837	FedEx Corporation	904,348
6,900	Foster Wheeler AGa	203,136
1,662	FTI Consulting, Inc.[a]	78,380
8,364	Gardner Denver, Inc.	355,888
2,261	Genco Shipping & Trading, Ltd.[a]	50,601
7,644	General Dynamics Corporation	521,091
55,490	General Electric Company	839,564
9,703	Great Lakes Dredge & Dock Company	62,875
4,280	Griffon Corporation[a]	52,302
17,181	Honeywell International, Inc.	673,495
2,004	IDEX Corporation	62,425
9,640	Ingersoll-Rand plc	344,534
5,236	Knight Transportation, Inc.	101,002
1,818	Landstar System, Inc.	70,484
1,779	Lennox International, Inc.	69,452
48,171	Manitowoc Company, Inc.	480,265
21,556	Monster Worldwide, Inc.[a]	375,074
13,008	Navistar International Corporation[a]	502,759
30,232	Oshkosh Corporation	1,119,491
8,581	Parker Hannifin Corporation	462,344
4,114	Precision Castparts Corporation	453,980
13,359	Roper Industries, Inc.	699,611
12,400	Shaw Group, Inc.[a]	356,500
18,929	SmartHeat, Inc.[a]	274,849
14,530	Spirit Aerosystems Holdings, Inc.[a]	288,566
9,909	SPX Corporation	542,022
3,628	Sykes Enterprises, Inc.[a]	92,405
4,475	Teledyne Technologies, Inc.[a]	171,661
12,960	Textron, Inc.	243,778
2,354	Triumph Group, Inc.	113,581
6,293	Union Pacific Corporation	402,123
13,472	United Technologies Corporation	935,092
27,644	Werner Enterprises, Inc.	547,075
10,545	Woodward Governor Company	271,745

	Total Industrials	17,933,631

Information Technology (1.0%)
19,750	Activision Blizzard, Inc.[a]	219,422
12,787	Advanced Micro Devices, Inc.[a]	123,778
10,657	Akamai Technologies, Inc.[a]	269,942
18	AOL, Inc.[a]	419
7,005	Apple, Inc.[a]	1,477,074
3,833	AsiaInfo Holdings, Inc.[a]	116,792
319,948	Atmel Corporation[a]	1,474,960
10,476	Avnet, Inc.[a]	315,956
30,031	Cisco Systems, Inc.[a]	718,942
137,560	Compuware Corporation[a]	994,559
9,928	Comtech Group, Inc.[a]	73,169
6,900	Dell, Inc.[a]	99,084
13,393	EarthLink, Inc.	111,296
36,674	eBay, Inc.[a]	863,306
15,642	F5 Networks, Inc.[a]	828,713
13,200	Finisar Corporation[a]	117,744
13,564	Flextronics International, Ltd.[a]	99,153
39,237	FormFactor, Inc.[a]	853,797
2,308	Google, Inc.[a]	1,430,914
26,550	Hewlett-Packard Company	1,367,590
37,039	Intel Corporation	755,596
9,411	International Business Machines Corporation	1,231,900
7,815	Jabil Circuit, Inc.	135,747
8,848	JDA Software Group, Inc.[a]	225,359
10,324	Juniper Networks, Inc.[a]	275,341
10,435	Lam Research Corporation[a]	409,156
44,133	Lattice Semiconductor Corporation[a]	119,159
6,743	Lender Processing Services, Inc.	274,170
1,600	MasterCard, Inc.	409,568
29,156	Maxim Integrated Products, Inc.	591,867
3,300	McAfee, Inc.[a]	133,881
3,628	Mellanox Technologies, Ltd.[a]	68,424
10,542	Mentor Graphics Corporation[a]	93,086
9,000	Micron Technology, Inc.[a]	95,040
39,020	Microsoft Corporation	1,189,720
11,100	Motorola, Inc.[a]	86,136

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (5.5%)	Value
Information Technology (1.0%) - continued
1,885	Multi-Fineline Electronix, Inc.[a]	$53,477
9,708	Nokia Oyj ADR	124,748
20,055	Novellus Systems, Inc.[a]	468,084
8,343	Nuance Communications, Inc.[a]	129,650
23,100	ON Semiconductor Corporation[a]	203,511
39,953	Oracle Corporation	980,447
18,219	Polycom, Inc.[a]	454,928
6,642	QLogic Corporation[a]	125,335
20,559	QUALCOMM, Inc.	951,059
2,360	Research in Motion, Ltd.[a]	159,394
26,207	Skyworks Solutions, Inc.[a]	371,877
21,006	Smart Modular Technologies (WWH), Inc.[a]	132,128
8,307	Solera Holdings, Inc.	299,135
8,079	STEC, Inc.[a]	132,011
2,773	Sybase, Inc.[a]	120,348
16,648	Tellabs, Inc.[a]	94,561
126,527	Teradyne, Inc.[a]	1,357,635
18,663	Texas Instruments, Inc.	486,358
77,700	TIBCO Software, Inc.[a]	748,251
10,996	TTM Technologies, Inc.[a]	126,784
18,315	Tyco Electronics, Ltd.	449,633
9,920	ValueClick, Inc.[a]	100,390
3,741	Visa, Inc.	327,188
22,662	Vishay Intertechnology, Inc.[a]	189,228
21,072	Xilinx, Inc.	528,064
18,874	Yahoo!, Inc.[a]	316,706

	Total Information Technology	27,081,690

Materials (0.3%)
3,780	Air Products and Chemicals, Inc.	306,407
17,703	Albemarle Corporation	643,858
7,668	Allied Nevada Gold Corporation[a]	115,633
14,151	Ball Corporation	731,607
777	CF Industries Holdings, Inc.	70,536
27,137	Crown Holdings, Inc.[a]	694,164
6,074	Domtar Corporation[a]	336,560
8,164	E.I. du Pont de Nemours and Company	274,882
1,227	FMC Corporation	68,418
3,574	Freeport-McMoRan Copper & Gold, Inc.[a]	286,956
2,731	Horsehead Holding Corporation[a]	34,820
4,187	Innophos Holdings, Inc.	96,259
25,377	International Paper Company	679,596
5,100	Newmont Mining Corporation	241,281
21,225	Owens-Illinois, Inc.[a]	697,666
48,873	Packaging Corporation of America	1,124,568
4,886	Pactiv Corporation[a]	117,948
13,879	Pan American Silver Corporation[a]	330,459
1,000	Potash Corporation of Saskatchewan, Inc.	108,500
4,263	PPG Industries, Inc.	249,556
3,083	Praxair, Inc.	247,596
4,886	RTI International Metals, Inc.[a]	122,981
15,795	Sealed Air Corporation	345,279
8,896	Silgan Holdings, Inc.	514,901
21,474	Steel Dynamics, Inc.	380,519

	Total Materials	8,820,950

Telecommunications Services (0.1%)
40,000	Alcatel-Lucent ADR[a]	132,800
11,311	American Tower Corporation[a]	488,748
24,680	AT&T, Inc.	691,780
5,400	NII Holdings, Inc.[a]	181,332
7,600	NTELOS Holdings Corporation	135,432
47,423	Qwest Communications International, Inc.	199,651
4,894	Syniverse Holdings, Inc.[a]	85,547
10,490	Telephone and Data Systems, Inc.	355,821
25,151	Verizon Communications, Inc.	833,253
16,070	Vodafone Group plc ADR	371,056

	Total Telecommunications Services	3,475,420

Utilities (0.2%)
7,704	Alliant Energy Corporation	233,123
22,300	American Electric Power Company, Inc.	775,817
2,230	American States Water Company	78,964
5,679	Avista Corporation	122,610
10,200	Cleco Corporation	278,766
11,219	DPL, Inc.	309,644
7,449	Entergy Corporation	609,626
7,730	Exelon Corporation	377,765
12,371	FirstEnergy Corporation	574,633
22,573	NV Energy, Inc.	279,454
2,696	OGE Energy Corporation	99,482
20,508	Portland General Electric Company	418,568
15,998	Southwest Gas Corporation	456,423
8,942	UGI Corporation	216,307
10,959	Xcel Energy, Inc.	232,660

	Total Utilities	5,063,842

	Total Common Stock (cost $137,554,530)	144,833,689

Principal Amount	Long-Term Fixed Income (4.0%)
Asset-Backed Securities (0.3%)
	GSAMP Trust
6,315,332	0.411%, 1/25/2010[b]	4,614,493
	J.P. Morgan Mortgage Trust
5,300,000	5.461%, 10/25/2036	4,375,097

	Total Asset-Backed Securities	8,989,590

Collateralized Mortgage Obligations (1.4%)
	Citigroup Mortgage Loan Trust, Inc.
2,179,347	5.500%, 11/25/2035	1,558,837
	Citimortgage Alternative Loan Trust
6,761,604	5.750%, 4/25/2037	4,987,812
	Countrywide Alternative Loan Trust
4,591,491	6.000%, 4/25/2036	4,155,956
1,576,043	6.000%, 1/25/2037	1,090,900
	Countrywide Home Loans
6,011,778	5.750%, 4/25/2037	4,588,243
	Deutsche Alt-A Securities, Inc.
1,729,631	5.500%, 10/25/2021	1,310,196
2,885,670	6.000%, 10/25/2021	1,724,779

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (4.0%)	Value
Collateralized Mortgage Obligations (1.4%) - continued
	GSR Mortgage Loan Trust
$5,372,141	0.421%, 1/25/2010[b]	$3,852,953
	J.P. Morgan Mortgage Trust
4,704,809	5.805%, 6/25/2036	3,924,328
1,291,073	5.994%, 10/25/2036	1,074,184
	MASTR Alternative Loans Trust
1,553,379	6.500%, 7/25/2034	1,477,167
	Merrill Lynch Alternative Note Asset Trust
1,727,026	6.000%, 3/25/2037	914,541
	Sequoia Mortgage Trust
2,753,315	5.749%, 9/20/2046	1,037,705
	WaMu Mortgage Pass Through Certificates
1,727,689	5.921%, 9/25/2036	1,430,902
5,661,348	6.037%, 10/25/2036	4,613,699

	Total Collateralized Mortgage Obligations	37,742,202

Commercial Mortgage-Backed Securities (2.0%)
	Banc of America Commercial Mortgage, Inc.
8,515,000	5.356%, 10/10/2045	7,633,494
	Bear Stearns Commercial Mortgage Securities, Inc.
3,000,000	5.331%, 2/11/2044	2,588,922
5,700,000	5.694%, 6/11/2050	4,990,789
	Citigroup/Deutsche Bank Commercial Mortgage Pass-Through Certificates
8,200,000	5.617%, 10/15/2048	7,811,541
	Credit Suisse Mortgage Capital Certificates
2,000,000	5.467%, 9/15/2039	1,713,046
	Greenwich Capital Commercial Funding Corporation
3,150,000	5.867%, 12/10/2049	2,417,575
	GS Mortgage Securities Corporation II
4,800,000	4.761%, 7/10/2039	4,346,808
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
5,200,000	5.814%, 6/12/2043	5,004,173
5,500,000	5.336%, 5/15/2047	4,769,969
	LB-UBS Commercial Mortgage Trust
7,300,000	5.866%, 9/15/2045	6,407,283
	Morgan Stanley Capital I, Inc.
4,200,000	4.970%, 4/14/2040	4,098,452

	Total Commercial Mortgage- Backed Securities	51,782,052

U.S. Government and Agencies (0.3%)
	U.S. Treasury Notes
$9,000,000	0.875%, 12/31/2010[c]	9,033,048

	Total U.S. Government and Agencies	9,033,048

	Total Long-Term Fixed Income (cost $104,821,551)	107,546,892

Shares	Preferred Stock (<0.1%)
Financials (<0.1%)
36,652	Bank of America Corporation, Convertible[a]	546,848
	Total Financials	546,848

	Total Preferred Stock (cost $560,695)	546,848

	Short-Term Investments (7.1%)[d]
	Enterprise Funding Company, LLC
4,995,000	0.010%, 1/4/2010	4,994,996
	Federal Home Loan Bank Discount Notes
35,500,000	0.040%, 1/15/2010	35,499,448
24,000,000	0.040%, 1/29/2010	23,999,254
25,000,000	0.060%, 2/17/2010	24,998,042
24,500,000	0.070%, 2/18/2010	24,497,713
	Federal Home Loan Mortgage Corporation Discount Notes
52,000,000	0.060%, 2/18/2010	51,995,840
	Federal National Mortgage Association Discount Notes
200,000	0.010%, 2/1/2010	199,998
2,000,000	0.075%, 3/1/2010	1,999,754
13,800,000	0.200%, 3/17/2010[c]	13,794,346
6,200,000	0.070%, 3/31/2010	6,198,927

	Total Short-Term Investments (at amortized cost)	188,178,318

	Total Investments (cost $2,939,704,314) 100.1%	$2,660,390,674

	Other Assets and Liabilities, Net (0.1%)	(1,865,041)

	Total Net Assets 100.0%	$2,658,525,633

a	Non-income producing security.
b	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
c	At December 31, 2009, $22,827,394 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2009

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation	$51,515,101
Gross unrealized depreciation	(330,485,232)

Net unrealized appreciation (depreciation)	$(278,970,131)

Cost for federal income tax purposes	$2,939,360,805

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Moderate Allocation Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	1,217,742,444	1,217,742,444	—	—
Fixed Income Mutual Funds	1,001,542,483	1,001,542,483	—	—
Common Stock
Consumer Discretionary	18,258,059	18,258,059	—	—
Consumer Staples	7,481,365	7,481,365	—	—
Energy	17,200,938	17,200,938	—	—
Financials	22,055,874	22,055,874	—	—
Health Care	17,461,920	17,461,920	—	—
Industrials	17,933,631	17,933,631	—	—
Information Technology	27,081,690	27,081,690	—	—
Materials	8,820,950	8,820,950	—	—
Telecommunications Services	3,475,420	3,475,420	—	—
Utilities	5,063,842	5,063,842	—	—
Long-Term Fixed Income
Asset-Backed Securities	8,989,590	—	8,989,590	—
Collateralized Mortgage Obligations	37,742,202	—	37,742,202	—
Commercial Mortgage-Backed Securities	51,782,052	—	51,782,052	—
U.S. Government and Agencies	9,033,048	—	9,033,048	—
Preferred Stock
Financials	546,848	546,848	—	—
Short-Term Investments	188,178,318	—	188,178,318	—

Total	$2,660,390,674	$2,364,665,464	$295,725,210	$—

Other Financial Instruments*	$2,812,111	$4,682,847	($1,870,736)	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2009

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	785	March 2010	$61,395,523	$61,575,400	$179,877
Russell 2000 Index Mini-Futures	639	March 2010	37,907,237	39,867,210	1,959,973
S&P 400 Index Mini-Futures	981	March 2010	68,569,693	71,112,690	2,542,997
Total Futures Contracts					$4,682,847

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	$940,000	($90,743)	($7,472)	($98,215)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	6,110,000	(554,727)	(48,569)	(603,296)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	2,350,000	(232,393)	(18,681)	(251,074)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	4,230,000	(403,713)	(33,625)	(437,338)
CDX HY, Series 12, 5 Year, at 5.00%; J.P. Morgan Chaseand Co.	Buy	6/20/2014	3,760,000	(450,924)	(29,889)	(480,813)
Total Credit Default Swaps					($138,236)	($1,870,736)

1	As the buyer of protection, Moderate Allocation Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderate Allocation Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Moderate Allocation Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2009, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	4,682,847
Total Equity Contracts		4,682,847

Total Asset Derivatives		$4,682,847

Liability Derivatives
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	1,870,736
Total Credit Contracts		1,870,736

Total Liability Derivatives		$1,870,736

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	67,613,264
Total Equity Contracts		67,613,264
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(649)
Total Foreign Exchange Contracts		(649)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(488,772)
Total Credit Contracts		(488,772)

Total		$67,123,843

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Moderate Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(1,567,028)
Total Equity Contracts		(1,567,028)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(1,870,736)
Total Credit Contracts		(1,870,736)

Total		($3,437,764)

The following table presents Moderate Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$191,198,293	9.1%	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	N/A	N/A	$186	<0.1%
Credit Contracts	N/A	N/A	$6,423,133	0.3%	N/A	N/A

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderate Allocation Portfolio

Schedule of Investments as of December 31, 2009

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderate Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Partner Technology	$4,269,555	$—	$4,955,150	—	$—	$—
Real Estate Securities	49,393,237	14,119,367	1,903,840	6,362,254	74,232,873	2,464,232
Partner Small Cap
Growth	28,096,145	5,453,737	456,625	4,309,852	43,206,268	28,112
Partner Small Cap Value	46,353,405	8,654,325	684,938	4,382,611	68,298,602	470,430
Small Cap Stock	47,277,589	8,451,757	26,673,049	3,524,659	35,697,044	325,207
Mid Cap Growth II	12,361,202	2,713,102	228,313	2,498,466	21,070,311	289
Partner Mid Cap Value	36,513,686	11,340,926	913,250	5,461,061	59,064,656	489,675
Mid Cap Stock	94,011,700	16,641,193	36,172,113	11,219,771	109,944,779	562,080
Partner Worldwide
Allocation	30,587,271	39,636,299	50,934	10,771,051	84,392,265	1,082,547
Partner International
Stock	143,177,677	3,555,064	4,000,000	17,226,346	172,123,931	3,555,064
Large Cap Growth II	112,299,552	30,337,593	32,391,828	18,998,875	139,164,862	700,901
Large Cap Value	187,460,023	58,642,995	53,596,096	24,278,814	234,271,133	3,837,738
Large Cap Stock	111,217,996	14,893,911	1,589,699	19,987,798	154,405,740	1,329,848
Equity Income Plus	16,507,327	3,073,233	228,313	2,765,272	21,869,980	360,420
High Yield	108,347,447	23,262,623	31,964,167	29,083,452	132,591,457	11,123,081
Income	362,069,509	70,869,774	40,675,209	47,495,925	445,825,251	22,473,564
Limited Maturity Bond	337,673,887	67,926,782	15,226,862	43,983,511	423,125,775	15,252,168
Money Market	28,065,946	290,145,324	318,211,270	—	—	192,313
Total Value and Income Earned	1,755,683,154				2,219,284,927	64,247,669

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Mutual Funds (80.1%)	Value
Equity Mutual Funds (28.8%)
1,764,011	Thrivent Real Estate Securities Portfolio	$20,581,955
1,191,160	Thrivent Partner Small Cap Value Portfolio	18,563,033
1,475,467	Thrivent Small Cap Stock Portfolio	14,943,231
2,025,899	Thrivent Partner Mid Cap Value Portfolio	21,911,316
3,434,570	Thrivent Mid Cap Stock Portfolio	33,656,035
4,142,456	Thrivent Partner Worldwide Allocation Portfolio	32,456,561
3,723,997	Thrivent Partner International Stock Portfolio	37,209,802
4,621,428	Thrivent Large Cap Growth Portfolio II	33,851,497
6,930,163	Thrivent Large Cap Value Portfolio	66,870,534
2,780,770	Thrivent Large Cap Stock Portfolio	21,481,444
1,082,074	Thrivent Equity Income Plus Portfolio	8,557,906

	Total Equity Mutual Funds	310,083,314

Fixed Income Mutual Funds (51.3%)
10,491,513	Thrivent High Yield Portfolio	47,830,809
13,993,692	Thrivent Income Portfolio	131,353,189
38,700,239	Thrivent Limited Maturity Bond Portfolio	372,300,168

	Total Fixed Income Mutual Funds	551,484,166

	Total Mutual Funds (cost $937,073,836)	861,567,480

Principal Amount	Long-Term Fixed Income (6.4%)
Asset-Backed Securities (0.8%)
	GSAMP Trust
3,042,842	0.411%, 1/25/2010[a]	2,223,347
	J.P. Morgan Mortgage Trust
7,500,000	5.461%, 10/25/2036	6,191,175

	Total Asset-Backed Securities	8,414,522

Collateralized Mortgage Obligations (1.3%)
	Citigroup Mortgage Loan Trust, Inc.
1,183,074	5.500%, 11/25/2035	846,226
	Citimortgage Alternative Loan Trust
3,718,882	5.750%, 4/25/2037	2,743,297
	Countrywide Alternative Loan Trust
855,566	6.000%, 1/25/2037	592,203
	Countrywide Home Loans
3,339,877	5.750%, 4/25/2037	2,549,024
	Deutsche Alt-A Securities, Inc.
938,943	5.500%, 10/25/2021	711,249
1,584,289	6.000%, 10/25/2021	946,937
	J.P. Morgan Mortgage Trust
700,868	5.994%, 10/25/2036	583,129
	MASTR Alternative Loans Trust
884,563	6.500%, 7/25/2034	841,164
	Merrill Lynch Alternative Note Asset Trust
937,528	6.000%, 3/25/2037	496,465
	Sequoia Mortgage Trust
1,022,271	5.749%, 9/20/2046	385,287
	WaMu Mortgage Pass Through Certificates
2,375,573	5.921%, 9/25/2036	1,967,490
2,103,670	6.037%, 10/25/2036	1,714,380

	Total Collateralized Mortgage Obligations	14,376,851

Commercial Mortgage-Backed Securities (3.9%)
	Banc of America Commercial Mortgage, Inc.
5,300,000	5.356%, 10/10/2045	4,751,323
	Bear Stearns Commercial Mortgage Securities, Inc.
2,000,000	5.331%, 2/11/2044	1,725,948
3,150,000	5.694%, 6/11/2050	2,758,068
	Citigroup/Deutsche Bank Commercial Mortgage Pass-Through Certificates
5,300,000	5.617%, 10/15/2048	5,048,923
	Credit Suisse Mortgage Capital Certificates
2,900,000	5.467%, 9/15/2039	2,483,917
	Greenwich Capital Commercial Funding Corporation
1,710,000	5.867%, 12/10/2049	1,312,398
	GS Mortgage Securities Corporation II
6,549,700	4.761%, 7/10/2039	5,931,310
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
7,100,000	5.814%, 6/12/2043	6,832,621
3,500,000	5.336%, 5/15/2047	3,035,434
	LB-UBS Commercial Mortgage Trust
2,750,000	5.866%, 9/15/2045	2,413,702
	Morgan Stanley Capital I, Inc.
5,600,000	4.970%, 4/14/2040	5,464,603

	Total Commercial Mortgage-Backed Securities	41,758,247

U.S. Government and Agencies (0.4%)
	U.S. Treasury Notes
4,000,000	0.875%, 12/31/2010[b]	4,014,688

	Total U.S. Government and Agencies	4,014,688

	Total Long-Term Fixed Income (cost $65,755,295)	68,564,308

Shares	Common Stock (5.3%)
Consumer Discretionary (0.7%)
1,494	Amazon.com, Inc.[c]	200,973
6,397	Autoliv, Inc.	277,374
3,149	Bally Technologies, Inc.[c]	130,022

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (5.3%)	Value
Consumer Discretionary (0.7%) - continued
2,000	Bed Bath & Beyond, Inc.[c]	$77,260
1,768	Best Buy Company, Inc.	69,765
3,500	Brinker International, Inc.	52,220
2,421	Buffalo Wild Wings, Inc.[c]	97,494
5,226	Carnival Corporation[c]	165,612
5,500	CBS Corporation	77,275
10,451	Chico’s FAS, Inc.[c]	146,837
11,520	Comcast Corporation	194,227
1,280	Cooper Tire & Rubber Company	25,664
1,457	Deckers Outdoor Corporation[c]	148,206
2,334	Discovery Communications, Inc.[c]	71,584
2,068	Dollar Tree, Inc.[c]	99,884
14,450	Ford Motor Company[c]	144,500
6,138	Fortune Brands, Inc.	265,162
4,089	Fossil, Inc.[c]	137,227
3,136	Genuine Parts Company	119,043
3,278	Guess ?, Inc.	138,659
12,710	Harman International Industries, Inc.	448,409
6,800	Home Depot, Inc.	196,724
9,915	International Game Technology	186,105
6,961	Jarden Corporation	215,165
2,187	Kohl’s Corporation[c]	117,945
2,000	Limited Brands, Inc.	38,480
6,426	Lincoln Educational Services[c]	139,251
1,075	LKQ Corporation[c]	21,059
2,750	Lowe’s Companies, Inc.	64,322
12,776	Macy’s, Inc	214,126
18,112	Melco Crown Entertainment, Ltd.[c]	61,037
1,800	Nordstrom, Inc.	67,644
3,400	Omnicom Group, Inc.	133,110
2,398	Panera Bread Company[c]	160,594
633	Priceline.com, Inc.[c]	138,311
2,450	RadioShack Corporation	47,775
6,400	Scientific Games Corporation[c]	93,120
12,815	Shuffle Master, Inc.[c]	105,596
2,010	Starwood Hotels & Resorts Worldwide, Inc.	73,506
5,230	Target Corporation	252,975
3,371	Tiffany & Company	144,953
4,510	Time Warner Cable, Inc.	186,669
22,240	Time Warner, Inc.	648,074
14,128	Toll Brothers, Inc.[c]	265,748
792	Tupperware Brands Corporation	36,883
7,222	Walt Disney Company	232,909
1,196	Warnaco Group, Inc.[c]	50,459
7,411	Warner Music Group Corporation[c]	41,946
3,377	Winnebago Industries, Inc.[c]	41,199
4,851	WMS Industries, Inc.[c]	194,040
792	Wolverine World Wide, Inc.	21,558

	Total Consumer Discretionary	7,278,680

Consumer Staples (0.3%)
10,014	Altria Group, Inc.	196,575
2,762	Bare Escentuals, Inc.[c]	33,779
3,732	Casey’s General Stores, Inc.	119,125
5,565	CVS Caremark Corporation	179,249
4,276	Flowers Foods, Inc.	101,598
6,964	General Mills, Inc.	493,121
2,299	Herbalife, Ltd.	93,270
4,239	Kimberly-Clark Corporation	270,067
4,756	Kraft Foods, Inc.	129,268
4,396	Kroger Company	90,250
3,691	PepsiCo, Inc.	224,413
5,168	Philip Morris International, Inc.	249,046
3,450	Procter & Gamble Company	209,174
1,200	Sanderson Farms, Inc.	50,592
4,480	SYSCO Corporation	125,171
6,085	TreeHouse Foods, Inc.[c]	236,463
4,040	Unilever NV ADR	130,613
2,550	Walgreen Company	93,636
2,330	Wal-Mart Stores, Inc.	124,538

	Total Consumer Staples	3,149,948

Energy (0.7%)
12,302	Alpha Natural Resources, Inc.[c]	533,661
2,177	Anadarko Petroleum Corporation	135,888
3,215	Apache Corporation	331,692
1,874	Atlas Energy, Inc.	56,539
9,600	Baker Hughes, Inc.	388,608
1,168	Cabot Oil & Gas Corporation	50,913
5,112	Carrizo Oil & Gas, Inc.[c]	135,417
6,352	Chevron Corporation	489,040
1,550	Cobalt International Energy, Inc.[c]	21,452
3,807	Comstock Resources, Inc.[c]	154,450
9,944	ConocoPhillips	507,840
5,214	Devon Energy Corporation	383,229
3,425	EOG Resources, Inc.	333,252
5,272	Exxon Mobil Corporation	359,498
4,394	Forest Oil Corporation[c]	97,766
6,888	Halliburton Company	207,260
2,697	Helmerich & Payne, Inc.	107,556
1,750	Hess Corporation	105,875
2,057	Holly Corporation	52,721
964	Massey Energy Company	40,498
24,274	Nabors Industries, Ltd.[c]	531,358
6,299	National Oilwell Varco, Inc.	277,723
2,813	Oil States International, Inc.[c]	110,523
15,729	Patterson-UTI Energy, Inc.	241,440
2,178	Petroleo Brasileiro SA ADR	103,847
2,579	Petroleum Development Corporation[c]	46,964
2,877	Rosetta Resources, Inc.[c]	57,339
2,950	Schlumberger, Ltd.	192,015
4,714	Southwestern Energy Company[c]	227,215
4,906	Superior Energy Services, Inc.[c]	119,167
11,244	Tesco Corporation[c]	145,160
2,305	Total SA ADR	147,612
4,770	Ultra Petroleum Corporation[c]	237,832
4,800	Valero Energy Corporation	80,400
1,448	World Fuel Services Corporation	38,792

	Total Energy	7,050,542

Financials (0.8%)
2,983	ACE, Ltd.[c]	150,343
1,415	Affiliated Managers Group, Inc.[c]	95,300
7,871	Allstate Corporation	236,445
5,388	American Equity Investment Life Holding Company	40,087
9,889	Ameriprise Financial, Inc.	383,891
792	Aspen Insurance Holdings, Ltd.	20,156
16,533	Bank of America Corporation	248,987
8,630	Bank of New York Mellon Corporation	241,381

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (5.3%)	Value
Financials (0.8%) - continued
3,240	Capital One Financial Corporation	$124,222
3,782	Cardinal Financial Corporation	33,055
1,628	Cash America International, Inc.	56,915
6,790	Charles Schwab Corporation	127,788
1,869	Colonial Properties Trust	21,923
4,455	Comerica, Inc.	131,734
2,067	Commerce Bancshares, Inc.	80,034
1,899	Dollar Financial Corporation[c]	44,930
4,183	Duke Realty Corporation	50,907
7,041	DuPont Fabros Technology, Inc.	126,668
4,343	East West Bancorp, Inc.	68,619
2,761	Endurance Specialty Holdings, Ltd.	102,792
6,326	Equity One, Inc.	102,291
963	Everest Re Group, Ltd.	82,510
16,489	FBR Capital Markets Corporation[c]	101,902
12,353	Fifth Third Bancorp	120,442
7,967	First Niagara Financial Group, Inc.	110,821
3,144	Goldman Sachs Group, Inc.	530,833
971	Hancock Holding Company	42,520
3,614	Hanover Insurance Group, Inc.	160,570
4,393	Hartford Financial Services Group, Inc.	102,181
11,399	HCC Insurance Holdings, Inc.	318,830
1,431	Home Bancshares, Inc.	34,444
9,198	Host Hotels & Resorts, Inc.[c]	107,341
1,967	IntercontinentalExchange, Inc.[c]	220,894
3,250	Invesco, Ltd.	76,343
25,238	J.P. Morgan Chase & Company	1,051,667
3,888	Lazard, Ltd.	147,627
2,414	Max Capital Group, Ltd.	53,832
3,890	MetLife, Inc.	137,512
10,817	Morgan Stanley	320,183
8,301	New York Community Bancorp, Inc.	120,448
3,664	Ocwen Financial Corporation[c]	35,064
575	Platinum Underwriters Holdings, Ltd.	22,017
3,516	Principal Financial Group, Inc.	84,525
2,642	Prosperity Bancshares, Inc.	106,922
2,550	Prudential Financial, Inc.	126,888
4,337	Signature Bank[c]	138,350
4,624	State Street Corporation	201,329
12,566	Sunstone Hotel Investors, Inc.[c]	111,586
4,443	SVB Financial Group[c]	185,229
900	T. Rowe Price Group, Inc.	47,925
4,831	TD Ameritrade Holding Corporation[c]	93,625
7,898	Travelers Companies, Inc.	393,794
8,324	W.R. Berkley Corporation	205,103
1,874	Waddell & Reed Financial, Inc.	57,232
14,709	Washington Federal, Inc.	284,472
18,981	Wells Fargo & Company	512,297
1,753	Westamerica Bancorporation	97,064
1,569	XL Capital, Ltd.	28,760

	Total Financials	9,061,550

Health Care (0.6%)
384	Alcon, Inc.	63,110
690	Allergan, Inc.	43,477
3,642	American Medical Systems Holdings, Inc.[c]	70,254
2,221	Amgen, Inc.[c]	125,642
2,250	Baxter International, Inc.	132,030
1,714	Beckman Coulter, Inc.	112,164
3,266	BioMarin Pharmaceutical, Inc.[c]	61,433
382	Bio-Rad Laboratories, Inc.[c]	36,848
1,272	C.R. Bard, Inc.	99,089
3,950	Cardinal Health, Inc.	127,348
1,358	Catalyst Health Solutions, Inc.[c]	49,526
2,442	Celgene Corporation[c]	135,971
1,072	Chemed Corporation	51,424
4,704	Community Health Systems, Inc.[c]	167,462
6,683	Coventry Health Care, Inc.[c]	162,330
10,054	Covidien, Ltd.	481,486
584	Dionex Corporation[c]	43,140
655	Emergency Medical Services Corporation[c]	35,468
3,346	Gilead Sciences, Inc.[c]	144,815
5,777	Healthsouth Corporation[c]	108,434
4,836	Hologic, Inc.[c]	70,122
2,817	Hospira, Inc.[c]	143,667
1,165	ICON plc ADR[c]	25,315
1,501	Invacare Corporation	37,435
8,529	Johnson & Johnson	549,353
13,656	King Pharmaceuticals, Inc.[c]	167,559
3,160	LHC Group, Inc.[c]	106,208
3,361	Lincare Holdings, Inc.[c]	124,760
2,136	MedAssets, Inc.[c]	45,305
2,361	Medco Health Solutions, Inc.[c]	150,891
3,772	Medicis Pharmaceutical Corporation	102,033
976	Mednax, Inc.[c]	58,677
6,500	Medtronic, Inc.	285,870
9,700	Merck & Company, Inc.	354,438
1,439	Perrigo Company	57,330
54,305	Pfizer, Inc.	987,808
1,141	RehabCare Group, Inc.[c]	34,721
264	Sharps Compliance Corporation[c]	2,534
4,400	Thermo Fisher Scientific, Inc.[c]	209,836
1,134	Thoratec Corporation[c]	30,527
4,063	United Therapeutics Corporation[c]	213,917
17,847	UnitedHealth Group, Inc.	543,977
1,689	Varian Medical Systems, Inc.[c]	79,130
3,382	Vertex Pharmaceuticals, Inc.[c]	144,919
3,359	Watson Pharmaceuticals, Inc.[c]	133,050

	Total Health Care	6,910,833

Industrials (0.7%)
3,667	3M Company	303,151
1,799	AAON, Inc.	35,063
3,200	AMR Corporation[c]	24,736
3,530	Avery Dennison Corporation	128,810
8,636	BE Aerospace, Inc.[c]	202,946
2,321	Beacon Roofing Supply, Inc.[c]	37,136
2,553	Bucyrus International, Inc.	143,913
3,529	Caterpillar, Inc.	201,118
5,406	Chicago Bridge and Iron Company[c]	109,309
1,951	Copa Holdings SA	106,271
4,961	CSX Corporation	240,559
1,715	Danaher Corporation	128,968
4,074	Delta Air Lines, Inc.[c]	46,362
2,065	Dover Corporation	85,925
6,050	Dryships, Inc.[c]	35,211

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (5.3%)	Value
Industrials (0.7%) - continued
3,883	Eaton Corporation	$247,036
656	EMCOR Group, Inc.[c]	17,646
2,038	EnerSys[c]	44,571
4,944	FedEx Corporation	412,577
2,450	Foster Wheeler AGc	72,128
665	FTI Consulting, Inc.[c]	31,361
3,246	Gardner Denver, Inc.	138,117
904	Genco Shipping & Trading, Ltd.[c]	20,232
3,822	General Dynamics Corporation	260,546
25,740	General Electric Company	389,446
3,881	Great Lakes Dredge & Dock Company	25,149
1,712	Griffon Corporation[c]	20,921
7,877	Honeywell International, Inc.	308,778
802	IDEX Corporation	24,982
4,820	Ingersoll-Rand plc	172,267
2,094	Knight Transportation, Inc.	40,393
727	Landstar System, Inc.	28,186
712	Lennox International, Inc.	27,796
15,332	Manitowoc Company, Inc.	152,860
8,503	Monster Worldwide, Inc.[c]	147,952
3,688	Navistar International Corporation[c]	142,541
8,967	Oshkosh Corporation	332,048
2,552	Parker Hannifin Corporation	137,502
1,147	Precision Castparts Corporation	126,571
3,803	Roper Industries, Inc.	199,163
3,500	Shaw Group, Inc.[c]	100,625
7,532	SmartHeat, Inc.[c]	109,365
7,260	Spirit Aerosystems Holdings, Inc.[c]	144,184
2,817	SPX Corporation	154,090
1,451	Sykes Enterprises, Inc.[c]	36,957
1,790	Teledyne Technologies, Inc.[c]	68,664
6,480	Textron, Inc.	121,889
942	Triumph Group, Inc.	45,452
2,178	Union Pacific Corporation	139,174
5,931	United Technologies Corporation	411,671
7,898	Werner Enterprises, Inc.	156,301
4,138	Woodward Governor Company	106,636

	Total Industrials	6,945,255

Information Technology (0.9%)
6,900	Activision Blizzard, Inc.[c]	76,659
5,115	Advanced Micro Devices, Inc.[c]	49,513
3,059	Akamai Technologies, Inc.[c]	77,484
5	AOL, Inc.[c]	116
2,436	Apple, Inc.[c]	513,655
1,573	AsiaInfo Holdings, Inc.[c]	47,929
101,083	Atmel Corporation[c]	465,993
5,238	Avnet, Inc.[c]	157,978
10,533	Cisco Systems, Inc.[c]	252,160
44,755	Compuware Corporation[c]	323,579
3,971	Comtech Group, Inc.[c]	29,266
2,400	Dell, Inc.[c]	34,464
5,357	EarthLink, Inc.	44,517
10,950	eBay, Inc.[c]	257,763
4,903	F5 Networks, Inc.[c]	259,761
5,280	Finisar Corporation[c]	47,098
5,426	Flextronics International, Ltd.[c]	39,664
11,225	FormFactor, Inc.[c]	244,256
782	Google, Inc.[c]	484,824
11,550	Hewlett-Packard Company	594,941
12,920	Intel Corporation	263,568
4,706	International Business Machines Corporation	616,015
3,126	Jabil Circuit, Inc.	54,299
3,539	JDA Software Group, Inc.[c]	90,138
2,907	Juniper Networks, Inc.[c]	77,530
5,218	Lam Research Corporation[c]	204,598
17,653	Lattice Semiconductor Corporation[c]	47,663
2,657	Lender Processing Services, Inc.	108,034
600	MasterCard, Inc.	153,588
8,955	Maxim Integrated Products, Inc.	181,787
1,100	McAfee, Inc.[c]	44,627
1,451	Mellanox Technologies, Ltd.[c]	27,366
4,217	Mentor Graphics Corporation[c]	37,236
3,200	Micron Technology, Inc.[c]	33,792
15,730	Microsoft Corporation	479,608
3,800	Motorola, Inc.[c]	29,488
754	Multi-Fineline Electronix, Inc.[c]	21,391
4,854	Nokia Oyj ADR	62,374
6,194	Novellus Systems, Inc.[c]	144,568
3,337	Nuance Communications, Inc.[c]	51,857
8,050	ON Semiconductor Corporation[c]	70,920
16,445	Oracle Corporation	403,560
5,717	Polycom, Inc.[c]	142,753
2,657	QLogic Corporation[c]	50,138
7,177	QUALCOMM, Inc.	332,008
831	Research in Motion, Ltd.[c]	56,126
10,403	Skyworks Solutions, Inc.[c]	147,619
8,402	Smart Modular Technologies (WWH), Inc.[c]	52,849
3,243	Solera Holdings, Inc.	116,780
2,850	STEC, Inc.[c]	46,569
1,109	Sybase, Inc.[c]	48,131
6,659	Tellabs, Inc.[c]	37,823
50,425	Teradyne, Inc.[c]	541,060
9,332	Texas Instruments, Inc.	243,192
26,384	TIBCO Software, Inc.[c]	254,078
4,399	TTM Technologies, Inc.[c]	50,720
8,082	Tyco Electronics, Ltd.	198,413
3,968	ValueClick, Inc.[c]	40,156
1,274	Visa, Inc.	111,424
9,045	Vishay Intertechnology, Inc.[c]	75,526
6,521	Xilinx, Inc.	163,416
6,577	Yahoo!, Inc.[c]	110,362

	Total Information Technology	10,024,770

Materials (0.3%)
1,343	Air Products and Chemicals, Inc.	108,864
5,278	Albemarle Corporation	191,961
3,067	Allied Nevada Gold Corporation[c]	46,250
4,000	Ball Corporation	206,800
311	CF Industries Holdings, Inc.	28,233
7,768	Crown Holdings, Inc.[c]	198,705
3,037	Domtar Corporation[c]	168,280
4,082	E.I. du Pont de Nemours and Company	137,441
491	FMC Corporation	27,378
1,232	Freeport-McMoRan Copper & Gold, Inc.[c]	98,917
1,092	Horsehead Holding Corporation[c]	13,923
1,675	Innophos Holdings, Inc.	38,508
12,688	International Paper Company	339,785

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (5.3%)	Value
Materials (0.3%) - continued
1,800	Newmont Mining Corporation	$85,158
6,064	Owens-Illinois, Inc.[c]	199,324
15,312	Packaging Corporation of America	352,329
1,955	Pactiv Corporation[c]	47,194
5,472	Pan American Silver Corporation[c]	130,288
300	Potash Corporation of Saskatchewan, Inc.	32,550
2,137	PPG Industries, Inc.	125,100
1,541	Praxair, Inc.	123,758
1,955	RTI International Metals, Inc.[c]	49,207
7,898	Sealed Air Corporation	172,650
2,883	Silgan Holdings, Inc.	166,868
6,629	Steel Dynamics, Inc.	117,466

	Total Materials	3,206,937

Telecommunications Services (0.1%)
14,000	Alcatel-Lucent ADR[c]	46,480
4,004	American Tower Corporation[c]	173,013
12,335	AT&T, Inc.	345,750
1,850	NII Holdings, Inc.[c]	62,123
3,000	NTELOS Holdings Corporation	53,460
16,604	Qwest Communications International, Inc.	69,903
1,958	Syniverse Holdings, Inc.[c]	34,226
3,040	Telephone and Data Systems, Inc.	103,117
12,576	Verizon Communications, Inc.	416,643
8,030	Vodafone Group plc ADR	185,412

	Total Telecommunications Services	1,490,127

Utilities (0.2%)
2,215	Alliant Energy Corporation	67,026
11,150	American Electric Power Company, Inc.	387,909
892	American States Water Company	31,586
2,272	Avista Corporation	49,052
4,000	Cleco Corporation	109,320
3,234	DPL, Inc.	89,258
3,286	Entergy Corporation	268,926
3,870	Exelon Corporation	189,127
5,582	FirstEnergy Corporation	259,284
6,492	NV Energy, Inc.	80,371
1,078	OGE Energy Corporation	39,778
6,443	Portland General Electric Company	131,502
6,259	Southwest Gas Corporation	178,569
2,583	UGI Corporation	62,483
5,480	Xcel Energy, Inc.	116,340

	Total Utilities	2,060,531

	Total Common Stock (cost $54,062,748)	57,179,173

	Preferred Stock (<0.1%)
Financials (<0.1%)
14,997	Bank of America Corporation, Convertible[c]	223,755

	Total Financials	223,755

	Total Preferred Stock (cost $228,088)	223,755

	Short-Term Investments (8.2%)[d]
	Enterprise Funding Company, LLC
5,835,000	0.010%, 1/4/2010	5,834,995
	Federal Home Loan Bank Discount Notes
30,000,000	0.040%, 1/15/2010	29,999,533
4,000,000	0.040%, 1/29/2010	3,999,876
20,000,000	0.060%, 2/17/2010	19,998,433
4,000,000	0.197%, 3/17/2010[b]	3,998,361
	Federal Home Loan Mortgage Corporation Discount Notes
13,000,000	0.060%, 2/18/2010	12,998,960
	Federal National Mortgage Association Discount Notes
7,000,000	0.030%, 2/1/2010	6,999,819
4,300,000	0.070%, 3/31/2010	4,299,256

	Total Short-Term Investments (at amortized cost)	88,129,233

	Total Investments (cost $1,145,249,200) 100.0%	$1,075,663,949

	Other Assets and Liabilities, Net (<0.1%)	(284,198)

	Total Net Assets 100.0%	$1,075,379,751

a	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
b	At December 31, 2009, $8,013,049 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
c	Non-income producing security.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$13,978,911
Gross unrealized depreciation	(83,505,764)

Net unrealized appreciation (depreciation)	$(69,526,853)

Cost for federal income tax purposes	$1,145,190,802

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Moderately Conservative Allocation Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Mutual Funds
Equity Mutual Funds	310,083,314	310,083,314	—	—
Fixed Income Mutual Funds	551,484,166	551,484,166	—	—
Long-Term Fixed Income
Asset-Backed Securities	8,414,522	—	8,414,522	—
Collateralized Mortgage Obligations	14,376,851	—	14,376,851	—
Commercial Mortgage-Backed Securities	41,758,247	—	41,758,247	—
U.S. Government and Agencies	4,014,688	—	4,014,688	—

Common Stock
Consumer Discretionary	7,278,680	7,278,680	—	—
Consumer Staples	3,149,948	3,149,948	—	—
Energy	7,050,542	7,050,542	—	—
Financials	9,061,550	9,061,550	—	—
Health Care	6,910,833	6,910,833	—	—
Industrials	6,945,255	6,945,255	—	—
Information Technology	10,024,770	10,024,770	—	—
Materials	3,206,937	3,206,937	—	—
Telecommunications Services	1,490,127	1,490,127	—	—
Utilities	2,060,531	2,060,531	—	—

Preferred Stock
Financials	223,755	223,755	—	—
Short-Term Investments	88,129,233	—	88,129,233	—

Total	$1,075,663,949	$918,970,408	$156,693,541	$—

Other Financial Instruments*	$253,055	$808,853	($555,798)	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	213	March 2010	$16,658,924	$16,707,720	$48,796
Russell 2000 Index Mini-Futures	161	March 2010	9,550,963	10,044,790	493,827
S&P 500 Index Futures	79	March 2010	21,670,095	21,936,325	266,230
Total Futures Contracts					$808,853

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	$1,880,000	($170,684)	($14,945)	($185,629)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	470,000	(45,372)	(3,736)	(49,108)
CDX HY, Series 12, 5 Year, at 5.00%; Bank of America	Buy	6/20/2014	1,880,000	(185,913)	(14,945)	(200,858)
CDX HY, Series 12, 5 Year, at 5.00%; J.P. Morgan Chase and Co.	Buy	6/20/2014	940,000	(112,731)	(7,472)	(120,203)
Total Credit Default Swaps					($41,098)	($555,798)

1	As the buyer of protection, Moderately Conservative Allocation Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Moderately Conservative Allocation Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2009

2	The maximum potential amount of future payments Moderately Conservative Allocation Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2009, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	808,853
Total Equity Contracts		808,853

Total Asset Derivatives		$808,853

Liability Derivatives
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	555,798
Total Credit Contracts		555,798

Total Liability Derivatives		$555,798

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’ variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	23,098,053
Total Equity Contracts		23,098,053
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(259)
Total Foreign Exchange Contracts		(259)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(145,519)
Total Credit Contracts		(145,519)

Total		$22,952,275

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Moderately Conservative Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(722,629)
Total Equity Contracts		(722,629)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(555,798)
Total Credit Contracts		(555,798)

Total		($1,278,427)

The following table presents Moderately Conservative Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$61,863,864	7.2%	N/A	N/A	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	N/A	N/A	$75	<0.1%
Credit Contracts	N/A	N/A	$1,912,335	0.2%	N/A	N/A

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Moderately Conservative Allocation Portfolio

Schedule of Investments as of December 31, 2009

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Moderately Conservative Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Real Estate Securities	$10,895,334	$6,428,055	$302,766	1,764,011	$20,581,955	$680,829
Partner Small Cap Value	12,043,151	2,904,818	153,538	1,191,160	18,563,033	126,985
Small Cap Stock	18,025,517	4,224,659	10,172,115	1,475,467	14,943,231	134,161
Partner Mid Cap Value	14,371,785	2,949,522	153,538	2,025,899	21,911,316	183,728
Mid Cap Stock	29,122,644	5,630,601	12,233,703	3,434,570	33,656,035	172,387
Partner Worldwide
Allocation	15,645,703	11,480,565	213,893	4,142,456	32,456,561	417,390
Partner International
Stock	29,816,480	768,535	—	3,723,997	37,209,802	768,535
Large Cap Growth II	28,289,254	8,949,939	10,446,922	4,621,428	33,851,497	170,199
Large Cap Value	57,828,193	21,483,386	25,781,727	6,930,163	66,870,534	1,096,607
Large Cap Stock	14,721,702	2,950,478	253,603	2,780,770	21,481,444	184,684
Equity Income Plus	6,132,818	1,523,711	76,769	1,082,074	8,557,906	140,814
High Yield	33,776,091	11,929,169	8,460,614	10,491,513	47,830,809	3,633,518
Income	94,900,381	26,870,075	5,114,420	13,993,692	131,353,189	6,163,739
Limited Maturity Bond	302,430,975	68,701,362	27,944,548	38,700,239	372,300,168	13,511,704
Money Market	23,837,188	137,966,488	161,803,676	—	—	176,308
Total Value and Income Earned	691,837,216				861,567,480	27,561,588

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Technology Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (98.8%)	Value
Communications Equipment (9.5%)
50,820	Cisco Systems, Inc.[a]	$1,216,631
44,960	Palm, Inc.[a,b]	451,398
27,743	QUALCOMM, Inc.	1,283,391

	Total Communications Equipment	2,951,420

Computers & Peripherals (6.8%)
9,996	Apple, Inc.[a]	2,107,757

	Total Computers & Peripherals	2,107,757

Consumer Discretionary (13.7%)
10,870	Apollo Group, Inc.[a]	658,505
24,530	Coinstar, Inc.[a]	681,443
40,420	GameStop Corporation[a,b]	886,815
29,620	Lamar Advertising Company[a,b]	920,886
19,540	Netflix, Inc.[a,b]	1,077,435

	Total Consumer Discretionary	4,225,084

Electronic Equipment, Instruments & Components (6.6%)
20,340	Amphenol Corporation	939,301
16,430	Dolby Laboratories, Inc.[a]	784,204
9,450	DTS, Inc.[a]	323,285

	Total Electronic Equipment, Instruments & Components	2,046,790

Financials (2.9%)
2,680	CME Group, Inc.	900,346

	Total Financials	900,346

Industrials (6.2%)
31,180	DigitalGlobe, Inc.[a]	754,556
51,040	Iron Mountain, Inc.[a]	1,161,670

	Total Industrials	1,916,226

Internet Software & Services (7.1%)
8,890	Equinix, Inc.[a,b]	943,673
2,003	Google, Inc.[a]	1,241,820

	Total Internet Software & Services	2,185,493

IT Consulting & Services (8.0%)
13,330	Cognizant Technology Solutions Corporation[a]	603,849
20,350	Echo Global Logistics, Inc.[a,b]	258,241
11,210	Global Payments, Inc.	603,771
5,180	Visa, Inc.	453,043
29,860	Western Union Company	562,861

	Total IT Consulting & Services	2,481,765

Materials (1.2%)
24,160	STR Holdings, Inc.[a]	379,554

	Total Materials	379,554

Semiconductors & Semiconductor Equipment (11.1%)
26,670	Altera Corporation	603,542
33,320	Broadcom Corporation[a]	1,047,914
17,550	Cavium Networks, Inc.[a,b]	418,217
27,045	FormFactor, Inc.[a]	588,499
25,520	Linear Technology Corporation	779,381

	Total Semiconductors & Semiconductor Equipment	3,437,553

Software (18.5%)
46,550	Activision Blizzard, Inc.[a]	517,170
15,350	Citrix Systems, Inc.[a]	638,714
59,440	Microsoft Corporation	1,812,326
41,130	Oracle Corporation	1,009,330
19,500	Rovi Corporation[a]	621,465
5,540	Salesforce.com, Inc.[a]	408,686
59,880	Sonic Solutions, Inc.[a]	708,380

	Total Software	5,716,071

Telecommunications Services (7.2%)
33,920	American Tower Corporation[a]	1,465,683
43,880	TW Telecom, Inc.[a]	752,103

	Total Telecommunications Services	2,217,786

	Total Common Stock (cost $23,793,214)	30,565,845

	Collateral Held for Securities Loaned (10.8%)
3,353,411	Thrivent Financial Securities Lending Trust	3,353,411

	Total Collateral Held for Securities Loaned (cost $3,353,411)	3,353,411

Principal Amount	Short-Term Investments (1.0%)[c]
	Federal Home Loan Bank Discount Notes
300,000	0.020%, 2/1/2010	299,995

	Total Short-Term Investments (at amortized cost)	299,995

	Total Investments (cost $27,446,620) 110.6%	$34,219,251

	Other Assets and Liabilities, Net (10.6%)	(3,270,621)

	Total Net Assets 100.0%	$30,948,630

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Technology Portfolio

Schedule of Investments as of December 31, 2009

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$6,835,175
Gross unrealized depreciation	(550,489)

Net unrealized appreciation (depreciation)	$6,284,686

Cost for federal income tax purposes	$27,934,565

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Partner Technology Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Communications Equipment	2,951,420	2,951,420	—	—
Computers & Peripherals	2,107,757	2,107,757	—	—
Consumer Discretionary	4,225,084	4,225,084	—	—
Electronic Equipment, Instruments & Components	2,046,790	2,046,790	—	—
Financials	900,346	900,346	—	—
Industrials	1,916,226	1,916,226	—	—
Internet Software & Services	2,185,493	2,185,493	—	—
IT Consulting & Services	2,481,765	2,481,765	—	—
Materials	379,554	379,554	—	—
Semiconductors & Semiconductor Equipment	3,437,553	3,437,553	—	—
Software	5,716,071	5,716,071	—	—
Telecommunications Services	2,217,786	2,217,786	—	—
Collateral Held for Securities Loaned	3,353,411	3,353,411	—	—
Short-Term Investments	299,995	—	299,995	—

Total	$34,219,251	$33,919,256	$299,995	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Partner Technology Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	(157,196)
Total Equity Contracts		(157,196)
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(5,248)
Total Foreign Exchange Contracts		(5,248)

Total		($162,444)

The following table presents Partner Technology Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$57,193	0.2%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$11,236	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Technology Portfolio

Schedule of Investments as of December 31, 2009

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Technology Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$1,319,500	$15,539,402	$16,858,902	—	$—	$5,965
Thrivent Financial Securities Lending Trust	2,295,165	31,399,617	30,341,371	3,353,411	3,353,411	20,142
Total Value and Income Earned	3,614,665				3,353,411	26,107

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Healthcare Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (98.1%)	Value
Biotechnology (29.3%)
4,900	Alexion Pharmaceuticals, Inc.[a]	$239,218
11,840	Amgen, Inc.[a]	669,789
1,490	Basilea Pharmaceutica[a]	92,147
10,743	BioMarin Pharmaceutical, Inc.[a]	202,076
12,100	Celgene Corporation[a]	673,728
10,900	Genzyme Corporation[a]	534,209
12,000	Gilead Sciences, Inc.[a]	519,360
4,700	InterMune, Inc.[a]	61,288
10,791	Momenta Pharmaceuticals, Inc.[a]	136,074
9,700	Savient Pharmaceuticals, Inc.[a]	132,017
5,243	Targacept, Inc.[a]	109,684
10,010	United Therapeutics Corporation[a]	527,026

	Total Biotechnology	3,896,616

Health Care Equipment (15.0%)
15,289	Given Imaging, Ltd.	266,946
1,400	Intuitive Surgical, Inc.[a]	424,648
10,300	St. Jude Medical, Inc.[a]	378,834
4,900	Stryker Corporation	246,813
19,482	Thoratec Corporation[a]	524,455
3,167	Varian Medical Systems, Inc.[a]	148,374

	Total Health Care Equipment	1,990,070

Health Care Supplies (1.0%)
7,287	Align Technology, Inc.[a]	129,854

	Total Health Care Supplies	129,854

Pharmaceuticals (52.8%)
18,500	Abbott Laboratories	998,815
6,592	Dr. Reddy’s Laboratories, Ltd. ADR	159,592
28,100	Hikma Pharmaceuticals plc	230,841
25,900	Merck & Company, Inc.	946,386
27,600	Mylan, Inc.[a]	508,668
5,500	Nichi-iko Pharmaceutical Company, Ltd.	148,123
17,600	Novartis AG	961,076
3,740	Novo Nordisk A/S ADR	238,799
53,100	Pfizer, Inc.	965,889
7,820	Pharmstandard GDR[a]	158,669
800	Richter Gedeon Nyrt	181,590
6,010	Roche Holding AG	1,027,737
3,300	Stada Arzneimittel AG	113,992
4,700	Teva Pharmaceutical Industries, Ltd. ADR	264,046
2,700	Towa Pharmaceutical Company, Ltd.	124,513

	Total Pharmaceuticals	7,028,736

	Total Common Stock (cost $11,542,601)	13,045,276

	Total Investments (cost $11,542,601) 98.1%	$13,045,276

	Other Assets and Liabilities, Net 1.9%	253,683

	Total Net Assets 100.0%	$13,298,959

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,741,836
Gross unrealized depreciation	(239,765)

Net unrealized appreciation (depreciation)	$1,502,071

Cost for federal income tax purposes	$11,543,205

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Healthcare Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Partner Healthcare Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Biotechnology	3,896,616	3,804,469	92,147	—
Health Care Equipment	1,990,070	1,990,070	—	—
Health Care Supplies	129,854	129,854	—	—
Pharmaceuticals	7,028,736	4,082,195	2,946,541	—

Total	$13,045,276	$10,006,588	$3,038,688	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Partner Healthcare Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/ (Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(42)
Total Foreign Exchange Contracts		(42)

Total		($42)

The following table presents Partner Healthcare Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$6,471	0.1%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Healthcare Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$348,090	$5,704,858	$6,052,948	—	$—	$2,185
Total Value and Income Earned	348,090				—	2,185

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Natural Resources Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (79.9%)	Value
Coal & Consumable Fuels (2.1%)
910	Arch Coal, Inc.	$20,247
2,740	CONSOL Energy, Inc.	136,452
210	Patriot Coal Corporation[a]	3,247
6,080	Peabody Energy Corporation	274,877

	Total Coal & Consumable Fuels	434,823

Industrials (0.7%)
1,450	Aegean Marine Petroleum Network, Inc.	39,846
3,000	Saipem SPA	103,527

	Total Industrials	143,373

Integrated Oil & Gas (17.9%)
1,910	BP plc ADR	110,723
7,940	Chevron Corporation	611,301
4,500	Coastal Energy Company[a]	22,803
3,870	ConocoPhillips	197,641
520	Eni SPA ADR	26,317
5,470	Exxon Mobil Corporation	372,999
3,840	Hess Corporation	232,320
1,430	Husky Energy, Inc.	41,127
7,940	Marathon Oil Corporation	247,887
4,590	Murphy Oil Corporation	248,778
6,680	Occidental Petroleum Corporation	543,418
5,370	Petroleo Brasileiro SA ADR	256,042
15,302	Suncor Energy, Inc.	544,399
5,140	Total SA ADR	329,165

	Total Integrated Oil & Gas	3,784,920

Materials (8.4%)
200	Alcoa, Inc.	3,224
2,840	Aluminum Corporation of China, Ltd. ADR[a]	77,390
2,700	Barrick Gold Corporation	107,029
4,200	BHP Billiton, Ltd.	160,717
1,130	E.I. du Pont de Nemours and Company	38,047
18,060	Eldorado Gold Corporation[a]	257,630
1,738	Fibria Celulose SA ADR[a]	39,696
2,480	First Quantum Minerals, Ltd.	190,310
5,300	Gammon Gold, Inc.[a]	58,833
7,180	Goldcorp, Inc.	283,864
3,700	HudBay Minerals, Inc.[a]	48,006
200	Intrepid Potash, Inc.[a]	5,834
3,000	Newcrest Mining, Ltd.	95,022
140	Newmont Mining Corporation	6,623
550	Praxair, Inc.	44,170
4,620	Southern Copper Corporation	152,044
7,040	Vale SA SP ADR	204,371

	Total Materials	1,772,810

Oil & Gas Drilling (8.1%)
2,580	Diamond Offshore Drilling, Inc.	253,924
5,140	Helmerich & Payne, Inc.	204,983
4,530	Nabors Industries, Ltd.[a]	99,162
8,590	Noble Corporation	349,613
2,540	Pride International, Inc.[a]	81,051
430	Rowan Companies, Inc.[a]	9,735
136	Seahawk Drilling, Inc.[a]	3,065
8,590	Transocean, Ltd.[a]	711,252

	Total Oil & Gas Drilling	1,712,785

Oil & Gas Equipment & Services (12.0%)
1,990	Acergy SA ADR	31,064
5,140	Baker Hughes, Inc.	208,067
490	BJ Services Company	9,114
10,880	Cameron International Corporation[a]	454,784
5,880	Dresser-Rand Group, Inc.[a]	185,867
1,210	Dril-Quip, Inc.[a]	68,341
4,100	FMC Technologies, Inc.[a]	237,144
10,120	Halliburton Company	304,511
11,210	National Oilwell Varco, Inc.	494,249
2,610	Schlumberger, Ltd.	169,885
2,580	Smith International, Inc.	70,099
790	Technip SA ADR	55,497
1,390	Tesco Corporation[a]	17,945
1,260	Trican Well Service, Ltd.	16,938
12,450	Weatherford International, Ltd.[a]	222,979

	Total Oil & Gas Equipment & Services	2,546,484

Oil & Gas Exploration & Production (29.4%)
4,680	Anadarko Petroleum Corporation	292,126
7,180	Apache Corporation	740,761
4,540	Cabot Oil & Gas Corporation	197,899
4,390	Canadian Natural Resources, Ltd.	318,998
1,260	Carrizo Oil & Gas, Inc.[a]	33,377
6,780	Cenovus Energy, Inc.	171,785
200	Cimarex Energy Company	10,594
1,330	CNOOC, Ltd. ADR	206,748
10,280	Crew Energy, Inc.[a]	144,288
1,810	Denbury Resources, Inc.[a]	26,788
10,270	Devon Energy Corporation	754,845
7,180	EnCana Corporation	234,162
7,750	EOG Resources, Inc.	754,075
1,750	Forest Oil Corporation[a]	38,937
1,200	Iteration Energy, Ltd.[a]	1,388
620	Mariner Energy, Inc.[a]	7,198
3,350	Newfield Exploration Company[a]	161,570
4,680	Nexen, Inc.	112,850
240	Niko Resources, Ltd.	22,580
3,980	Noble Energy, Inc.	283,456
2,130	Pan Orient Energy Corporation[a]	15,478
600	Paramount Resources, Ltd.[a]	8,433
2,197	PetroBakken Energy, Ltd.	67,912
2,000	Pioneer Natural Resources Company	96,340
7,180	Progress Energy Resources Corporation	97,138
6,490	Range Resources Corporation	323,526
3,690	Southwestern Energy Company[a]	177,858
30,600	Talisman Energy, Inc.	576,072
2,700	Whiting Petroleum Corporation[a]	192,969
2,850	XTO Energy, Inc.	132,610

	Total Oil & Gas Exploration & Production	6,202,761

Oil & Gas Refining & Marketing (0.1%)
1,900	Valero Energy Corporation	31,825

	Total Oil & Gas Refining & Marketing	31,825

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Natural Resources Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (79.9%)	Value
Oil & Gas Storage & Transportation (0.2%)
1,720	Williams Companies, Inc.	$36,258

	Total Oil & Gas Storage & Transportation	36,258

Utilities (1.0%)
5,050	EQT Corporation	221,796

	Total Utilities	221,796

	Total Common Stock (cost $16,462,778)	16,887,835

Principal Amount	Short-Term Investments (18.9%)[b]
	Federal Home Loan Bank Discount Notes
1,000,000	0.040%, 1/15/2010	999,985
1,000,000	0.025%, 1/22/2010	999,985
1,000,000	0.050%, 2/3/2010	999,954
	Federal National Mortgage Association Discount Notes
1,000,000	0.030%, 2/4/2010	999,972

	Total Short-Term Investments (at amortized cost)	3,999,896

	Total Investments (cost $20,462,674) 98.8%	$20,887,731

	Other Assets and Liabilities, Net 1.2%	244,111

	Total Net Assets 100.0%	$21,131,842

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,333,705
Gross unrealized depreciation	(910,397)

Net unrealized appreciation (depreciation)	$423,308

Cost for federal income tax purposes	$20,464,423

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Partner Natural Resources Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Coal & Consumable Fuels	434,823	434,823	—	—
Industrials	143,373	39,846	103,527	—
Integrated Oil & Gas	3,784,920	3,784,920	—	—
Materials	1,772,810	1,517,071	255,739	—
Oil & Gas Drilling	1,712,785	1,712,785	—	—
Oil & Gas Equipment & Services	2,546,484	2,546,484	—	—
Oil & Gas Exploration & Production	6,202,761	6,202,761	—	—
Oil & Gas Refining & Marketing	31,825	31,825	—	—
Oil & Gas Storage & Transportation	36,258	36,258	—	—
Utilities	221,796	221,796	—	—
Short-Term Investments	3,999,896	—	3,999,896	—

Total	$20,887,731	$16,528,569	$4,359,162	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Natural Resources Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Partner Natural Resources Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(3,184)
Total Foreign Exchange Contracts		(3,184)

Total		($3,184)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Partner Natural Resources Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	2,272
Total Foreign Exchange Contracts		2,272

Total		$2,272

The following table presents Partner Natural Resources Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$11,962	0.1%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Natural Resources Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$680,495	$12,295,253	$12,975,748	—	$—	$5,115
Total Value and Income Earned	680,495				—	5,115

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (95.6%)	Value
Brazil (16.9%)
26,000	Banco Bradesco SA ADR	$568,620
11,300	Lojas Renner SA	255,078
8,000	Multiplan Empreendimentos Imobiliarios SA	149,110
15,000	Petroleo Brasileiro SA ADR	635,850
7,900	Souza Cruz SA	262,093
8,350	Ultrapar Participacoes SA	384,215
26,900	Vale SA SP PREF ADR	667,658

	Total Brazil	2,922,624

Chile (1.8%)
4,900	Banco Santander Chile SA ADR	317,422

	Total Chile	317,422

China (2.9%)
427,000	PetroChina Company, Ltd.	507,637

	Total China	507,637

Hong Kong (9.2%)
75,500	China Mobile, Ltd.	702,490
92,000	Hang Lung Group, Ltd.	454,987
30,000	Swire Pacific, Ltd., Class A	362,801
40,000	Swire Pacific, Ltd., Class B	87,486

	Total Hong Kong	1,607,764

Hungary (3.0%)
2,300	Richter Gedeon Nyrt	522,071

	Total Hungary	522,071

India (12.3%)
24,000	Bharti Airtel, Ltd.	169,578
4,900	GlaxoSmithKline Pharmaceuticals, Ltd.	168,739
1,997	Grasim Industries, Ltd.	106,122
3,250	Grasim Industries, Ltd. GDR	173,225
7,900	Hero Honda Motors, Ltd.	290,568
27,500	Hindustan Unilever, Ltd.	155,858
7,240	Housing Development Finance Corporation	414,237
5,000	ICICI Bank, Ltd. ADR	188,550
4,450	Infosys Technologies, Ltd.	247,665
3,900	Infosys Technologies, Ltd. ADR	215,553

	Total India	2,130,095

Indonesia (2.2%)
105,000	PT Astra International Tbk	386,021

	Total Indonesia	386,021

Israel (3.8%)
8,200	Check Point Software Technologies, Ltd.[a]	277,816
6,850	Teva Pharmaceutical Industries, Ltd. ADR	384,833

	Total Israel	662,649

Luxembourg (2.1%)
8,600	Tenaris SA ADR	366,790

	Total Luxembourg	366,790

Malaysia (3.0%)
80,000	CIMB Group Holdings Berhad	299,367
66,500	Public Bank Berhad	218,595

	Total Malaysia	517,962

Mexico (7.8%)
115,000	Consorcio ARA SAB de CVa	79,995
10,200	Fomento Economico Mexicano SAB de CV ADR	488,376
4,400	Grupo Aeroportuario del Sureste SAB de CV ADR	227,964
108,000	Grupo Financiero Banorte SAB de CV ADR	389,500
78,300	Organizacion Soriana SAB de CVa	195,421

	Total Mexico	1,381,256

Philippines (1.8%)
650,000	Ayala Land, Inc.	157,087
160,000	Bank of the Philippine Islands	165,252

	Total Philippines	322,339

Russia (2.7%)
8,400	LUKOIL ADR	476,003

	Total Russia	476,003

South Africa (5.0%)
43,025	Massmart Holdings, Ltd.	520,941
59,800	Truworths International, Ltd.	351,454

	Total South Africa	872,395

South Korea (5.8%)
4,001	Busan Bank[a]	47,738
760	Samsung Electronics Company, Ltd.	342,565
1,570	Samsung Electronics Company, Ltd. GDR[b]	347,697
570	Shinsegae Company, Ltd.[a]	263,277

	Total South Korea	1,001,277

Taiwan (4.2%)
107,000	Taiwan Mobile Company, Ltd.	208,596
254,499	Taiwan Semiconductor Manufacturing Company, Ltd.	512,936

	Total Taiwan	721,532

Thailand (4.5%)
83,300	PTT Exploration & Production pcl	367,491
59,000	Siam Cement pcl	422,268

	Total Thailand	789,759

Turkey (4.3%)
80,000	Akbank TAS	509,035
5,330	BIM Birlesik Magazalar AS	247,863

	Total Turkey	756,898

United Kingdom (2.3%)
15,807	Standard Chartered plc	399,074

	Total United Kingdom	399,074

	Total Common Stock (cost $15,860,220)	16,661,568

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Short-Term Investments (3.5%)[c]	Value
	Federal Home Loan Bank Discount Notes
500,000	0.020%, 2/2/2010	$499,991
	Federal National Mortgage Association Discount Notes
100,000	0.010%, 2/1/2010	99,999

	Total Short-Term Investments (at amortized cost)	599,990

	Total Investments (cost $16,460,210) 99.1%	$17,261,558

	Other Assets and Liabilities, Net 0.9%	165,327

	Total Net Assets 100.0%	$17,426,885

a	Non-income producing security.
b	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2009, the value of these investments was $347,697 or 2.0% of total net assets.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,410,265
Gross unrealized depreciation	(627,653)

Net unrealized appreciation (depreciation)	$782,612

Cost for federal income tax purposes	$16,478,946

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Partner Emerging Markets Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	1,821,814	255,078	1,566,736	—
Consumer Staples	1,675,131	750,469	924,662	—
Energy	2,737,986	1,386,855	1,351,131	—
Financials	4,129,464	1,074,592	3,054,872	—
Health Care	1,075,643	384,833	690,810	—
Industrials	1,528,976	377,074	1,151,902	—
Information Technology	1,944,232	493,369	1,450,863	—
Materials	667,658	667,658	—	—
Telecommunications Services	1,080,664	—	1,080,664	—
Short-Term Investments	599,990	—	599,990	—

Total	$17,261,558	$5,389,928	$11,871,630	$—

Other Financial Instruments*	$429	$429	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Portfolio

Schedule of Investments as of December 31, 2009

Foreign Currency Forward Contracts	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
British Pound	15,914	1/4/2010	$25,286	$25,705	$419
Malaysian Ringgit	67,882	1/4/2010	19,812	19,825	13
Thai Baht	291,600	1/4/2010	8,749	8,746	(3)
Total Foreign Currency
Forward Contracts Purchases			$53,847	$54,276	$429
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					$429

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2009, for Partner Emerging Markets Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	432
Total Foreign Exchange Contracts		432

Total Asset Derivatives		$432

Liability Derivatives
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	3
Total Foreign Exchange Contracts		3

Total Liability Derivatives		$3

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Partner Emerging Markets Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(8,554)
Total Foreign Exchange Contracts		(8,554)

Total		($8,554)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Partner Emerging Markets Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	429
Total Foreign Exchange Contracts		429

Total		$429

The following table presents Partner Emerging Markets Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$14,225	0.2%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Emerging Markets Portfolio

Schedule of Investments as of December 31, 2009

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Emerging Markets Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$71,414	$3,827,993	$3,899,407	—	$—	$380
Total Value and Income Earned	71,414				—	380

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (96.6%)	Value
Diversified REITS (7.1%)
34,565	Colonial Properties Trust	$405,447
8,520	Cousins Properties, Inc.	65,008
113,295	Liberty Property Trust	3,626,573
15,500	PS Business Parks, Inc.	775,775
187,675	Vornado Realty Trust[a]	13,125,989
32,920	Washington Real Estate Investment Trust	906,946

	Total Diversified REITS	18,905,738

Financials (6.9%)
287,541	iShares Dow Jones U.S. Real Estate Index Fund[a]	13,203,883
112,988	Vanguard REIT ETF[a]	5,055,083

	Total Financials	18,258,966

Hotels, Resorts & Cruise Lines (0.6%)
3,000	Hyatt Hotels Corporation[b]	89,430
41,821	Starwood Hotels & Resorts Worldwide, Inc.	1,529,394

	Total Hotels, Resorts & Cruise Lines	1,618,824

Industrial REITS (4.8%)
155,024	AMB Property Corporation	3,960,863
221,353	DCT Industrial Trust, Inc.	1,111,192
26,775	DuPont Fabros Technology, Inc.	481,682
27,000	EastGroup Properties, Inc.	1,033,560
20,000	First Potomac Realty Trust	251,400
429,085	ProLogis	5,874,174

	Total Industrial REITS	12,712,871

Mortgage REITS (0.3%)
25,613	Annaly Capital Management, Inc.	444,385
13,000	Anworth Mortgage Asset Corporation	91,000
22,500	MFA Mortgage Investments, Inc.	165,375

	Total Mortgage REITS	700,760

Office REITS (16.3%)
55,450	Alexandria Real Estate Equities, Inc.[a]	3,564,881
93,317	BioMed Realty Trust, Inc.	1,472,542
170,500	Boston Properties, Inc.	11,435,435
161,940	Brandywine Realty Trust	1,846,116
76,905	Corporate Office Properties Trust	2,817,030
124,575	Digital Realty Trust, Inc.[a]	6,263,631
131,000	Douglas Emmett, Inc.	1,866,750
181,100	Duke Realty Corporation	2,203,987
68,300	Highwoods Properties, Inc.	2,277,805
56,660	HRPT Properties Trust	366,590
55,745	Kilroy Realty Corporation[a]	1,709,699
84,475	Mack-Cali Realty Corporation	2,920,301
2,000	Parkway Properties, Inc.	41,640
87,499	SL Green Realty Corporation[a]	4,395,950

	Total Office REITS	43,182,357

Real Estate Operating Companies (0.8%)
125,000	Brookfield Properties Corporation	1,515,000
59,840	Forest City Enterprises, Inc.[b]	704,915

	Total Real Estate Operating Companies	2,219,915

Residential REITS (15.0%)
71,450	American Campus Communities, Inc.	2,007,745
128,803	Apartment Investment & Management Company[a]	2,050,544
98,840	AvalonBay Communities, Inc.[a]	8,115,752
52,077	BRE Properties, Inc.	1,722,707
81,460	Camden Property Trust	3,451,460
21,000	Education Realty Trust, Inc.	101,640
45,215	Equity Lifestyle Properties, Inc.	2,282,001
295,166	Equity Residential REIT	9,970,708
44,000	Essex Property Trust, Inc.[a]	3,680,600
37,000	Home Properties, Inc.[a]	1,765,270
32,812	Mid-America Apartment Communities, Inc.	1,584,163
47,076	Post Properties, Inc.	922,690
124,831	UDR, Inc.	2,052,222

	Total Residential REITS	39,707,502

Retail REITS (21.8%)
50,678	Acadia Realty Trust	854,938
112,480	CBL & Associates Properties, Inc.[a]	1,087,682
83,560	Developers Diversified Realty Corporation[a]	773,765
27,781	Equity One, Inc.[a]	449,219
91,620	Federal Realty Investment Trust[a]	6,204,506
43,100	Inland Real Estate Corporation	351,265
336,200	Kimco Realty Corporation[a]	4,548,786
35,900	Kite Realty Group Trust	146,113
127,087	Macerich Company[a]	4,568,778
89,000	National Retail Properties, Inc.	1,888,580
14,016	Ramco-Gershenson Properties Trust	133,713
36,325	Realty Income Corporation[a]	941,181
117,800	Regency Centers Corporation[a]	4,130,068
8,500	Saul Centers, Inc.	278,460
324,990	Simon Property Group, Inc.	25,934,202
50,651	Tanger Factory Outlet Centers, Inc.[a]	1,974,882
63,000	Taubman Centers, Inc.[a]	2,262,330
70,900	Weingarten Realty Investors[a]	1,403,111

	Total Retail REITS	57,931,579

Specialized REITS (23.0%)
81,098	DiamondRock Hospitality Company	686,900
35,436	Entertainment Properties Trust	1,249,828
103,100	Extra Space Storage, Inc.	1,190,805
291,279	Health Care Property Investors, Inc.	8,895,660
113,124	Health Care REIT, Inc.	5,013,656
48,875	Healthcare Realty Trust, Inc.	1,048,857
67,755	Hospitality Properties Trust	1,606,471
578,904	Host Hotels & Resorts, Inc.[b]	6,755,810
52,938	LaSalle Hotel Properties	1,123,874
12,300	LTC Properties, Inc.	329,025
22,813	Medical Properties Trust, Inc.[a]	228,130
127,625	Nationwide Health Properties, Inc.	4,489,847
69,200	Omega Healthcare Investors, Inc.	1,345,940
5,800	Pebblebrook Hotel Trust[b]	127,658
45,609	Plum Creek Timber Company, Inc.[a]	1,722,196
150,340	Public Storage, Inc.	12,245,193
15,000	Rayonier, Inc. REIT	632,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (96.6%)	Value
Specialized REITS (23.0%) - continued
8,200	Resource Capital Corporation	$40,344
122,356	Senior Housing Property Trust	2,675,926
9,700	Sovran Self Storage, Inc.	346,581
68,000	Sunstone Hotel Investors, Inc.[b]	603,840
46,075	U-Store-It Trust	337,269
192,659	Ventas, Inc.	8,426,905

	Total Specialized REITS	61,123,115

	Total Common Stock (cost $288,740,103)	256,361,627

Principal Amount	Long-Term Fixed Income (0.3%)
Asset-Backed Securities (0.1%)
	Residential Funding Mortgage Securities
175,999	4.470%, 7/25/2018[c]	168,223

	Total Asset-Backed Securities	168,223

Collateralized Mortgage Obligations (0.2%)
	Countrywide Home Loans, Inc.
223,345	5.447%, 3/20/2036	210,147
	Deutsche Alt-A Securities, Inc.
227,644	5.888%, 6/25/2036	214,908
	Impac Secured Assets Corporation
178,657	0.341%, 1/25/2010[d]	69,007
	J.P. Morgan Alternative Loan Trust
175,255	0.311%, 1/25/2010[d]	168,717

	Total Collateralized Mortgage Obligations	662,779

	Total Long-Term Fixed Income (cost $912,285)	831,002

Shares	Collateral Held for Securities Loaned (29.6%)
78,496,425	Thrivent Financial Securities Lending Trust	78,496,425

	Total Collateral Held for Securities Loaned (cost $78,496,425)	78,496,425

Principal Amount	Short-Term Investments (3.0%)[e]
2,300,000	Federal Home Loan Bank Discount Notes 0.040%, 1/22/2010	2,299,946
5,700,000	Federal National Mortgage Association Discount Notes 0.020%, 2/1/2010	5,699,904
	Total Short-Term Investments (at amortized cost)	7,999,850

	Total Investments (cost $376,148,663) 129.5%	$343,688,904

	Other Assets and Liabilities, Net (29.5%)	(78,286,199)

	Total Net Assets 100.0%	$265,402,705

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
b	Non-income producing security.
c	All or a portion of the security is insured or guaranteed.
d	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
e	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.
ETF	-	Exchange Traded Fund.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$18,306,404
Gross unrealized depreciation	(51,340,653)

Net unrealized appreciation (depreciation)	$(33,034,249)

Cost for federal income tax purposes	$376,723,153

The accompanying Notes to Financial Statements are an integral part of this schedule.

Real Estate Securities Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Real Estate Securities Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Diversified REITS	18,905,738	18,905,738	—	—
Financials	18,258,966	18,258,966	—	—
Hotels, Resorts & Cruise Lines	1,618,824	1,618,824	—	—
Industrial REITS	12,712,871	12,712,871	—	—
Mortgage REITS	700,760	700,760	—	—
Office REITS	43,182,357	43,182,357	—	—
Real Estate Operating Companies	2,219,915	2,219,915	—	—
Residential REITS	39,707,502	39,707,502	—	—
Retail REITS	57,931,579	57,931,579	—	—
Specialized REITS	61,123,115	61,123,115	—	—
Long-Term Fixed Income
Asset-Backed Securities	168,223	—	168,223	—
Collateralized Mortgage Obligations	662,779	—	662,779	—
Collateral Held for Securities Loaned	78,496,425	78,496,425	—	—
Short-Term Investments	7,999,850	—	7,999,850	—

Total	$343,688,904	$334,858,052	$8,830,852	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Real Estate Securities Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$6,360,905	$26,369,913	$32,730,818	—	$—	$21,234
Thrivent Financial Securities Lending Trust	28,447,323	364,512,191	314,463,089	78,496,425	78,496,425	179,843
Total Value and Income Earned	34,808,228				78,496,425	201,077

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Utilities Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (94.9%)	Value
Consumer Discretionary (0.3%)
700	Vivendi	$20,775

	Total Consumer Discretionary	20,775

Electric Utilities (35.4%)
2,700	AES Tiete SA	31,017
2,600	Allegheny Energy, Inc.	61,048
6,200	American Electric Power Company, Inc.	215,698
300	CEZ	14,086
2,875	Companhia Energetica de Minas Gerais ADR	51,922
400	CPFL Energia SA ADR	24,712
3,500	DPL, Inc.	96,600
7,900	Duke Energy Corporation	135,959
1,600	E.ON AG	67,155
2,700	Edison International, Inc.	93,906
1,400	EDP - Energias do Brasil SA	26,979
2,600	Entergy Corporation	212,784
1,500	Exelon Corporation	73,305
3,000	FirstEnergy Corporation	139,350
800	Fortum Oyj	21,703
5,200	FPL Group, Inc.	274,664
2,600	ITC Holdings Corporation	135,434
2,000	Northeast Utilities	51,580
2,200	NV Energy, Inc.	27,236
5,500	PPL Corporation	177,705
1,300	Progress Energy, Inc.	53,313
6,970	Southern Company	232,240
1,800	Westar Energy, Inc.	39,114

	Total Electric Utilities	2,257,510

Energy (6.3%)
700	Cabot Oil & Gas Corporation	30,513
700	Devon Energy Corporation	51,450
400	EOG Resources, Inc.	38,920
1,245	GDF Suez	53,932
1,000	Petrohawk Energy Corporation[a]	23,990
400	Range Resources Corporation	19,940
200	RWE AG	19,408
800	Southwestern Energy Company[a]	38,560
1,900	Spectra Energy Corporation	38,969
1,700	Talisman Energy, Inc	31,688
2,600	Williams Companies, Inc.	54,808

	Total Energy	402,178

Gas Utilities (4.4%)
1,400	Energen Corporation	65,520
1,200	EQT Corporation	52,704
1,000	New Jersey Resources Corporation	37,400
2,600	Questar Corporation	108,082
800	UGI Corporation	19,352

	Total Gas Utilities	283,058

Independent Power Producers & Energy Traders (7.0%)
4,000	AES Corporation[a]	53,240
4,000	Constellation Energy Group, Inc.	140,680
6,400	International Power plc	31,892
8,200	NRG Energy, Inc.[a]	193,602
700	Ormat Technologies, Inc.	26,488

	Total Independent Power Producers & Energy Traders	445,902

Industrials (2.4%)
300	Bouygues SA	15,539
5,500	Iberdrola SA	52,702
1,400	Quanta Services, Inc.[a]	29,176
2,000	Tetra Tech, Inc.[a]	54,340

	Total Industrials	151,757

Information Technology (0.3%)
200	Equinix, Inc.[a]	21,230

	Total Information Technology	21,230

Integrated Telecommunication Services (14.4%)
7,900	AT&T, Inc.	221,437
1,900	BCE, Inc.	52,459
7,200	BT Group plc	15,681
5,900	Cable & Wireless plc	13,422
700	CenturyTel, Inc.	25,347
1,700	Deutsche Telekom AG	24,938
1,500	France Telecom SA	37,481
1,400	Koninklijke (Royal) KPN NV	23,795
17,600	Qwest Communications International, Inc.	74,096
100	Swisscom AG	38,189
4,400	Telefonica SA	123,146
7,200	Verizon Communications, Inc.	238,536
2,600	Windstream Corporation	28,574

	Total Integrated Telecommunication Services	917,101

Multi-Utilities (15.4%)
1,900	CenterPoint Energy, Inc.	27,569
800	CMS Energy Corporation	12,528
2,000	Consolidated Edison, Inc.	90,860
5,700	Dominion Resources, Inc.	221,844
1,400	National Grid plc	15,281
1,200	NSTAR	44,160
3,300	PG&E Corporation	147,345
6,500	Public Service Enterprise Group, Inc.	216,125
1,700	Sempra Energy	95,166
1,400	Wisconsin Energy Corporation	69,762
1,800	Xcel Energy, Inc.	38,214

	Total Multi-Utilities	978,854

Water Utilities (2.5%)
100	American States Water Company	3,541
2,400	American Water Works Company, Inc.	53,784
2,000	Aqua America, Inc.	35,020
700	California Water Service Group	25,774
2,200	Companhia de Saneamento de Minas Gerais	42,016

	Total Water Utilities	160,135

Wireless Telecommunication Services (6.5%)
1,500	America Movil SA de CV ADR	70,470
800	American Tower Corporation[a]	34,568
800	Cellcom Israel, Ltd.	25,648
1,300	Crown Castle International
	Corporation[a]	50,752
2,900	MetroPCS Communications, Inc.[a]	22,127

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Utilities Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (94.9%)	Value
Wireless Telecommunication Services (6.5%) - continued
400	Millicom International Cellular SA	$29,508
500	NII Holdings, Inc.[a]	16,790
2,300	SBA Communications Corporation[a]	78,568
500	Vivo Participacoes SA ADR	15,500
3,000	Vodafone Group plc ADR	69,270

	Total Wireless Telecommunication Services	413,201

	Total Common Stock (cost $6,370,995)	6,051,701

Principal Amount	Short-Term Investments (1.6%)[b]
100,000	Federal National Mortgage Association Discount Notes 0.010%, 2/1/2010	99,999

	Total Short-Term Investments (at amortized cost)	99,999

	Total Investments (cost $6,470,994) 96.5%	$6,151,700

	Other Assets and Liabilities,
	Net 3.5%	224,586

	Total Net Assets 100.0%	$6,376,286

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$337,073
Gross unrealized depreciation	(665,466)

Net unrealized appreciation (depreciation)	$(328,393)

Cost for federal income tax purposes	$6,480,093

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Partner Utilities Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	20,775	—	20,775	—
Electric Utilities	2,257,510	2,154,566	102,944	—
Energy	402,178	328,838	73,340	—
Gas Utilities	283,058	283,058	—	—
Independent Power Producers & Energy
Traders	445,902	414,010	31,892	—
Industrials	151,757	83,516	68,241	—
Information Technology	21,230	21,230	—	—
Integrated Telecommunication Services	917,101	640,449	276,652	—
Multi-Utilities	978,854	963,573	15,281	—
Water Utilities	160,135	160,135	—	—
Wireless Telecommunication Services	413,201	413,201	—	—
Short-Term Investments	99,999	—	99,999	—

Total	$6,151,700	$5,462,576	$689,124	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Utilities Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Partner Utilities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(3,466)
Total Foreign Exchange Contracts		(3,466)

Total		($3,466)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Partner Utilities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	55
Total Foreign Exchange Contracts		55

Total		$55

The following table presents Partner Utilities Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$3,563	0.1%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Utilities Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$562,032	$2,399,709	$2,961,741	—	$—	$1,501
Total Value and Income Earned	562,032				—	1,501

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (97.8%)	Value
Consumer Discretionary (16.1%)
14,300	7 Days Group Holdings, Ltd. ADR[a]	$178,464
13,620	AnnTaylor Stores Corporation[a]	185,777
131,550	ArvinMeritor, Inc.[a]	1,470,729
11,530	Boyd Gaming Corporation[a]	96,506
16,340	California Pizza Kitchen, Inc.[a]	219,773
14,380	Capella Education Company[a,b]	1,082,814
20,570	Chico’s FAS, Inc.[a]	289,008
13,200	Citi Trends, Inc.[a]	364,584
110,610	Coldwater Creek, Inc.[a]	493,321
15,480	Cooper Tire & Rubber Company	310,374
4,570	Cracker Barrel Old Country Store, Inc.	173,614
204,830	Crocs, Inc.[a,b]	1,177,772
14,950	Deckers Outdoor Corporation[a]	1,520,714
42,880	DineEquity, Inc.[a,b]	1,041,555
130,920	Finish Line, Inc.	1,643,046
55,150	Fuqi International, Inc.[a,b]	989,942
51,402	Gaylord Entertainment Company[a]	1,015,190
7,300	Genesco, Inc.[a]	200,458
8,360	G-III Apparel Group, Ltd.[a]	181,161
13,430	Imax Corporation[a]	178,619
34,860	J. Crew Group, Inc.[a]	1,559,636
5,350	Joseph A. Bank Clothiers, Inc.[a]	225,717
129,000	Orient-Express Hotels, Ltd.[a]	1,308,060
41,080	Ryland Group, Inc.	809,276
205,660	Saks, Inc.[a,b]	1,349,130
6,510	Skechers USA, Inc.[a]	191,459
46,920	Tempur-Pedic International, Inc.[a]	1,108,720
116,570	Texas Roadhouse, Inc.[a]	1,309,081
68,150	True Religion Apparel, Inc.[a,b]	1,260,094
25,820	Tupperware Brands Corporation	1,202,437
8,780	Vitacost.com, Inc.[a]	91,488
36,700	Warnaco Group, Inc.[a]	1,548,373
27,540	WMS Industries, Inc.[a]	1,101,600

	Total Consumer Discretionary	25,878,492

Consumer Staples (3.0%)
35,810	Central European Distribution Corporation[a]	1,017,362
11,140	Chattem, Inc.[a,b]	1,039,362
4,280	Green Mountain Coffee Roasters, Inc.[a,b]	348,692
22,260	Lance, Inc.	585,438
8,830	TreeHouse Foods, Inc.[a]	343,134
56,880	United Natural Foods, Inc.[a]	1,520,971

	Total Consumer Staples	4,854,959

Energy (3.2%)
33,620	Arena Resources, Inc.[a]	1,450,031
19,010	Brigham Exploration Company[a]	257,585
9,910	Carrizo Oil & Gas, Inc.[a]	262,516
197,083	Key Energy Services, Inc.[a]	1,732,360
14,860	Penn Virginia Corporation	316,369
37,750	Swift Energy Company[a]	904,490
10,720	Willbros Group, Inc.[a]	180,846

	Total Energy	5,104,197

Financials (5.4%)
14,370	American Physicians Capital, Inc.	435,698
45,190	Artio Global Investors, Inc.[a]	1,151,893
38,070	Bank of the Ozarks, Inc.[b]	1,114,309
70,460	Broadpoint Gleacher Securities, Inc.[a,b]	314,252
44,290	E-House China Holdings, Ltd. ADS[a,b]	802,535
4,820	IBERIABANK Corporation	259,364
91,950	MF Global Holdings, Ltd.[a]	639,052
66,400	National Financial Partners[a]	537,176
14,190	ProAssurance Corporation[a]	762,145
67,550	Radian Group, Inc.	493,791
19,830	Stifel Financial Corporation[a]	1,174,729
23,420	Tanger Factory Outlet Centers, Inc.	913,146
8,440	Umpqua Holdings Corporation	113,180

	Total Financials	8,711,270

Health Care (22.9%)
57,050	Acorda Therapeutics, Inc.[a]	1,438,801
11,450	Air Methods Corporation[a]	384,949
6,330	Alexion Pharmaceuticals, Inc.[a]	309,031
64,140	Align Technology, Inc.[a]	1,142,975
60,050	AMERIGROUP Corporation[a]	1,618,948
23,610	Auxilium Pharmaceuticals, Inc.[a]	707,828
2,270	Bio-Reference Laboratories, Inc.[a]	88,961
7,660	Catalyst Health Solutions, Inc.[a]	279,360
31,840	Emergency Medical Services Corporation[a]	1,724,136
73,190	ev3, Inc.[a]	976,354
8,120	Facet Biotech Corporation[a]	142,750
12,560	Haemonetics Corporation[a]	692,684
68,880	Healthsouth Corporation[a,b]	1,292,878
4,080	HMS Holding Corporation[a]	198,655
68,920	Human Genome Sciences, Inc.[a]	2,108,952
37,960	ICON plc ADR[a]	824,871
49,270	Immucor, Inc.[a]	997,225
95,380	Impax Laboratories, Inc.[a]	1,297,168
10,320	Kendle International, Inc.[a]	188,959
47,539	MedAssets, Inc.[a]	1,008,302
54,060	Medicis Pharmaceutical Corporation	1,462,323
13,650	Medivation Inc.[a]	513,922
16,870	Mednax, Inc.[a]	1,014,224
6,160	Momenta Pharmaceuticals, Inc.[a]	77,678
15,730	Onyx Pharmaceuticals, Inc.[a]	461,518
14,840	Orthofix International NVa	459,595
14,020	OSI Pharmaceuticals, Inc.[a]	435,041
8,780	Par Pharmaceutical Companies, Inc.[a]	237,587
62,300	PAREXEL International Corporation[a]	878,430
20,820	Perrigo Company	829,469
5,500	PSS World Medical, Inc.[a]	124,135
35,890	Psychiatric Solutions, Inc.[a]	758,715
14,680	Quality Systems, Inc.[b]	921,757
29,290	Regeneron Pharmaceuticals, Inc.[a]	708,232
36,150	Salix Pharmaceuticals, Ltd.[a]	918,210
64,900	Savient Pharmaceuticals, Inc.[a,b]	883,289
61,170	Seattle Genetics, Inc.[a]	621,487
49,270	STERIS Corporation	1,378,082
22,940	SXC Health Solutions Corporation[a]	1,237,613
362,530	Tenet Healthcare Corporation[a]	1,954,037
31,890	Thoratec Corporation[a]	858,479
31,640	United Therapeutics Corporation[a]	1,665,846
580	Vermillion, Inc.[a]	15,921

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (97.8%)	Value
Health Care (22.9%) - continued
18,890	West Pharmaceutical Services, Inc.	$740,488
8,150	Wright Medical Group, Inc.[a]	154,442

	Total Health Care	36,734,307

Industrials (9.1%)
5,950	Aerovironment, Inc.[a]	173,026
4,860	American Science & Engineering, Inc.	368,582
24,070	American Superconductor Corporation[a,b]	984,463
6,460	Atlas Air Worldwide Holdings, Inc.[a]	240,635
13,140	Bucyrus International, Inc.	740,702
29,280	CBIZ, Inc.[a]	225,456
5,190	Clean Harbors, Inc.[a]	309,376
4,280	Consolidated Graphics, Inc.[a]	149,886
29,640	Copa Holdings SA	1,614,491
5,820	Cubic Corporation	217,086
141,470	Ener1, Inc.[a,b]	896,920
39,070	EnPro Industries, Inc.[a]	1,031,839
39,160	Genesee & Wyoming, Inc.[a]	1,278,182
29,390	Hub Group, Inc.[a]	788,534
17,090	Huron Consulting Group, Inc.[a]	393,754
87,060	Kforce, Inc.[a]	1,088,250
53,950	Mobile Mini, Inc.[a]	760,155
11,340	Nordson Corporation	693,781
22,520	Trina Solar, Ltd. ADR[a,b]	1,215,404
4,760	Triumph Group, Inc.	229,670
4,010	United Stationers, Inc.[a]	227,968
21,120	Watsco, Inc.	1,034,458

	Total Industrials	14,662,618

Information Technology (30.8%)
22,130	3PAR, Inc.[a,b]	262,241
34,790	Actuate Corporation[a]	148,901
55,260	ADTRAN, Inc.	1,246,113
11,570	ANSYS, Inc.[a]	502,832
24,770	Archipelago Learning, Inc.[a]	512,739
145,470	Ariba, Inc.[a]	1,821,284
62,400	AsiaInfo Holdings, Inc.[a]	1,901,328
97,340	Atheros Communications, Inc.[a]	3,332,922
60,980	Blue Coat Systems, Inc.[a]	1,740,369
9,980	Bottomline Technologies, Inc.[a]	175,349
8,190	Cavium Networks, Inc.[a,b]	195,168
10,410	Cirrus Logic, Inc.[a]	70,996
24,720	Compellent Technologies, Inc.[a,b]	560,650
50,130	comScore, Inc.[a]	879,781
12,870	Comtech Group, Inc.[a]	94,852
7,190	Comtech Telecommunications Corporation[a]	252,009
108,170	CyberSource Corporation[a]	2,175,299
23,620	Cymer, Inc.[a]	906,536
47,540	DealerTrack Holdings, Inc.[a]	893,277
52,750	Diodes, Inc.[a]	1,078,738
4,180	Ebix, Inc.[a,b]	204,109
204,630	Fairchild Semiconductor International, Inc.[a]	2,044,254
9,640	Global Cash Access Holdings, Inc.[a]	72,204
64,810	GSI Commerce, Inc.[a]	1,645,526
5,250	Hittite Microwave Corporation[a]	213,938
16,300	Kenexa Corporation[a]	212,715
8,070	Maxwell Technologies, Inc.[a]	143,969
23,900	Mercadolibre, Inc.[a,b]	1,239,693
2,530	MicroStrategy, Inc.[a]	237,871
75,630	Net 1 UEPS Technology, Inc.[a]	1,468,735
16,170	Netezza Corporation[a]	156,849
47,920	Netlogic Microsystems, Inc.[a,b]	2,216,779
8,460	NetScout Systems, Inc.[a]	123,854
112,060	Palm, Inc.[a,b]	1,125,082
77,750	Plexus Corporation[a]	2,215,875
206,700	PMC-Sierra, Inc.[a]	1,790,022
6,450	Power Integrations, Inc.	234,522
29,230	Riverbed Technology, Inc.[a]	671,413
4,680	Rubicon Technology, Inc.[a]	95,051
66,830	Semtech Corporation[a]	1,136,778
60,220	Solarwinds, Inc.[a,b]	1,385,662
61,372	Sourcefire, Inc.[a]	1,641,701
53,140	SuccessFactors, Inc.[a,b]	881,061
34,320	Taleo Corporation[a]	807,206
4,800	Telvent GIT SA	187,104
185,540	Teradyne, Inc.[a]	1,990,844
7,530	Tyler Technologies, Inc.[a]	149,922
64,020	Ultratech, Inc.[a]	951,337
51,130	Varian Semiconductor Equipment Associates, Inc.[a]	1,834,544
97,510	Verigy, Ltd.[a,b]	1,254,954
24,940	VistaPrint NVa	1,413,100
51,100	Vocus, Inc.[a]	919,800

	Total Information Technology	49,417,858

Materials (5.5%)
48,620	AK Steel Holding Corporation	1,038,037
76,470	Century Aluminum Company[a]	1,238,049
3,970	Domtar Corporation[a]	219,978
32,750	Huntsman Corporation	369,747
18,840	Schweitzer-Mauduit International, Inc.	1,325,394
117,310	Solutia, Inc.[a]	1,489,837
62,980	Temple-Inland, Inc.	1,329,508
99,110	Thompson Creek Metals Company, Inc.[a]	1,161,569
8,270	Walter Energy, Inc.	622,814

	Total Materials	8,794,933

Telecommunications Services (1.7%)
42,450	Neutral Tandem, Inc.[a]	965,738
73,060	Premiere Global Services, Inc.[a]	602,745
70,650	TW Telecom, Inc.[a]	1,210,941

	Total Telecommunications Services	2,779,424

Utilities (0.1%)
3,582	Artesian Resources Corporation	65,586

	Total Utilities	65,586

	Total Common Stock (cost $126,368,858)	157,003,644

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Shares	Collateral Held for Securities Loaned (13.3%)	Value
21,405,506	Thrivent Financial Securities Lending Trust	$21,405,506

	Total Collateral Held for Securities Loaned (cost $21,405,506)	21,405,506

Principal Amount	Short-Term Investments (2.2%)[c]
2,000,000	Federal Home Loan Mortgage Corporation Discount Notes 0.025%, 1/25/2010	1,999,967
1,500,000	Federal National Mortgage Association Discount Notes 0.030%, 2/4/2010	1,499,957

	Total Short-Term Investments (at amortized cost)	3,499,924

	Total Investments (cost $151,274,288) 113.3%	$181,909,074

	Other Assets and Liabilities, Net (13.3%)	(21,422,495)

	Total Net Assets 100.0%	$160,486,579

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

ADS -	American Depositary Share, which are underlying shares for a foreign security issued under an ADR agreement that are held on deposit by a custodian bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$33,070,012
Gross unrealized depreciation	(3,488,626)

Net unrealized appreciation (depreciation)	$29,581,386

Cost for federal income tax purposes	$152,327,688

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Partner Small Cap Growth Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	25,878,492	25,878,492	—	—
Consumer Staples	4,854,959	4,854,959	—	—
Energy	5,104,197	5,104,197	—	—
Financials	8,711,270	8,711,270	—	—
Health Care	36,734,307	36,734,307	—	—
Industrials	14,662,618	14,662,618	—	—
Information Technology	49,417,858	49,417,858	—	—
Materials	8,794,933	8,794,933	—	—
Telecommunications Services	2,779,424	2,779,424	—	—
Utilities	65,586	65,586	—	—
Collateral Held for Securities Loaned	21,405,506	21,405,506	—	—
Short-Term Investments	3,499,924	—	3,499,924	—

Total	$181,909,074	$178,409,150	$3,499,924	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Partner Small Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,314,989
Total Equity Contracts		1,314,989

Total		$1,314,989

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Partner Small Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(541,568)
Total Equity Contracts		(541,568)

Total		($541,568)

The following table presents Partner Small Cap Growth Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$4,541,843.34	3.6%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$6,507,240	$64,200,426	$70,707,666	—	$—	$29,009
Thrivent Financial Securities Lending Trust	19,195,880	130,728,232	128,518,606	21,405,506	21,405,506	186,948
Total Value and Income Earned	25,703,120				21,405,506	215,957

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (95.3%)	Value
Consumer Discretionary (12.6%)
139,000	Aaron’s, Inc.[a]	$3,854,470
65,500	Brunswick Corporation	832,505
43,500	Cavco Industries, Inc.[b]	1,562,520
39,800	Corinthian Colleges, Inc.[a,b]	548,046
49,000	CSS Industries, Inc.	952,560
76,500	Dixie Group, Inc.[b]	207,315
60,400	Dorman Products, Inc.[b]	945,864
91,000	Drew Industries, Inc.[a,b]	1,879,150
70,400	Fred’s, Inc.	718,080
86,000	Haverty Furniture Companies, Inc.[a]	1,180,780
36,000	Hooker Furniture Corporation	445,320
82,000	Knology, Inc.[b]	897,900
51,000	M/I Homes, Inc.[b]	529,890
81,000	MarineMax, Inc.[b]	744,390
43,000	Matthews International Corporation	1,523,490
77,500	Men’s Wearhouse, Inc.	1,632,150
81,000	Meritage Homes Corporation[a,b]	1,565,730
159,100	Orient-Express Hotels, Ltd.[b]	1,613,274
68,200	Pool Corporation[a]	1,301,256
145,000	Shiloh Industries, Inc.[b]	768,500
62,100	Stanley Furniture Company, Inc.[b]	630,315
146,000	Stein Mart, Inc.[b]	1,556,360
33,800	Steven Madden, Ltd.[b]	1,393,912
105,000	Winnebago Industries, Inc.[a,b]	1,281,000

	Total Consumer Discretionary	28,564,777

Consumer Staples (1.8%)
255,000	Alliance One International, Inc.[a,b]	1,244,400
44,000	Casey’s General Stores, Inc.	1,404,480
40,000	Nash Finch Company	1,483,600

	Total Consumer Staples	4,132,480

Energy (7.0%)
29,600	Carbo Ceramics, Inc.[a]	2,017,832
38,000	Cloud Peak Energy, Inc.[a,b]	553,280
20,600	Encore Acquisition Company[b]	989,212
54,000	Forest Oil Corporation[b]	1,201,500
62,000	Gulf Island Fabrication, Inc.	1,303,860
145,000	Hercules Offshore, Inc.[b]	693,100
11,000	Overseas Shipholding Group, Inc.[a]	483,450
120,000	Penn Virginia Corporation	2,554,800
84,500	TETRA Technologies, Inc.[b]	936,260
70,700	Whiting Petroleum Corporation[b]	5,052,929

	Total Energy	15,786,223

Financials (20.7%)
200,000	Ares Capital Corporation[a]	2,490,000
189,000	CBL & Associates Properties, Inc.[a]	1,827,630
131,500	Cedar Shopping Centers, Inc.	894,200
50,200	Central Fund of Canada, Ltd.	691,756
134,000	East West Bancorp, Inc.	2,117,200
46,500	Employers Holdings, Inc.	713,310
118,000	First Opportunity Fund, Inc.	711,540
84,200	First Potomac Realty Trust	1,058,394
92,500	Glacier Bancorp, Inc.[a]	1,269,100
71,000	Gladstone Capital Corporation	546,700
71,000	Hatteras Financial Corporation[a]	1,985,160
125,000	Hercules Technology Growth Capital, Inc.	1,298,750
32,700	Home Bancshares, Inc.	787,089
20,000	iShares Russell 2000 Value Fund[a]	1,160,800
58,200	JMP Group, Inc.	565,704
60,500	Kilroy Realty Corporation[a]	1,855,535
165,000	Kite Realty Group Trust	671,550
54,000	LaSalle Hotel Properties	1,146,420
3,900	Markel Corporation[b]	1,326,000
92,000	Max Capital Group, Ltd.	2,051,600
91,000	Meadowbrook Insurance Group, Inc.	673,400
67,700	National Interstate Corporation[a]	1,148,192
37,000	Parkway Properties, Inc.	770,340
43,000	Pebblebrook Hotel Trust[b]	946,430
158,800	PennantPark Investment Corporation	1,416,496
33,500	Piper Jaffray Companies[b]	1,695,435
71,500	Potlatch Corporation[a]	2,279,420
72,800	ProAssurance Corporation[b]	3,910,088
119,000	Redwood Trust, Inc.[a]	1,720,740
126,666	Safeguard Scientifics, Inc.[b]	1,305,927
58,000	Sandy Spring Bancorp, Inc.[a]	515,620
55,000	Seabright Insurance Holdings[b]	631,950
61,600	SVB Financial Group[a,b]	2,568,104
260,000	Western Alliance Bancorp[b]	982,800
38,900	Wintrust Financial Corporation	1,197,731

	Total Financials	46,931,111

Health Care (5.3%)
16,500	Analogic Corporation	635,415
39,000	Angiodynamics, Inc.[b]	627,120
6,900	Atrion Corporation	1,074,468
440,000	Lexicon Pharmaceuticals, Inc.[b]	748,000
81,000	Momenta Pharmaceuticals, Inc.[b]	1,021,410
33,500	National Healthcare Corporation[a]	1,209,685
75,500	Owens & Minor, Inc.	3,241,215
78,900	Triple-S Management Corporation[b]	1,388,640
55,500	West Pharmaceutical Services, Inc.	2,175,600

	Total Health Care	12,121,553

Industrials (23.5%)
27,000	A.O. Smith Corporation	1,171,530
51,000	Alaska Air Group, Inc.[b]	1,762,560
27,800	Ameron International Corporation	1,764,188
51,900	Applied Industrial Technologies, Inc.	1,145,433
33,000	Astec Industries, Inc.[b]	889,020
139,000	Beacon Roofing Supply, Inc.[b]	2,224,000
54,000	Belden, Inc.	1,183,680
85,200	C&D Technologies, Inc.[a,b]	132,060
46,000	Circor International, Inc.	1,158,280
91,000	Comfort Systems USA, Inc.	1,122,940
39,000	Courier Corporation	555,750
47,000	Dollar Thrifty Automotive Group, Inc.[a,b]	1,203,670
16,200	Franklin Electric Company, Inc.	471,096
18,000	FTI Consulting, Inc.[b]	848,880
59,000	G & K Services, Inc.	1,482,670
58,000	Genesee & Wyoming, Inc.[b]	1,893,120
93,500	Gibraltar Industries, Inc.[b]	1,470,755
48,500	Greenbrier Companies, Inc.	503,430
69,000	Hub Group, Inc.[b]	1,851,270
57,000	IDEX Corporation	1,775,550

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (95.3%)	Value
Industrials (23.5%) - continued
87,000	Insituform Technologies, Inc.[b]	$1,976,640
50,000	Kaman Corporation	1,154,500
188,000	Kforce, Inc.[b]	2,350,000
71,000	Kirby Corporation[b]	2,472,930
44,500	Kratos Defense & Security Solutions, Inc.[b]	469,475
28,000	Landstar System, Inc.	1,085,560
105,000	McGrath Rentcorp	2,347,800
100,500	MPS Group, Inc.[b]	1,380,870
91,400	Navigant Consulting, Inc.[b]	1,358,204
52,000	Nordson Corporation	3,181,360
13,000	School Specialty, Inc.[b]	304,070
58,200	SkyWest, Inc.	984,744
55,400	Sterling Construction Company, Inc.[b]	1,062,572
48,700	Sun Hydraulics Corporation[a]	1,278,375
48,500	Universal Forest Products, Inc.	1,785,285
147,500	Vitran Corporation, Inc.[b]	1,603,325
50,000	Waste Connections, Inc.[b]	1,666,000
78,500	Woodward Governor Company	2,022,945

	Total Industrials	53,094,537

Information Technology (10.0%)
126,000	Advanced Energy Industries, Inc.[b]	1,900,080
119,000	Ariba, Inc.[b]	1,489,880
37,700	ATMI, Inc.[b]	701,974
115,500	Brooks Automation, Inc.[b]	990,990
16,600	Cabot Microelectronics Corporation[b]	547,136
111,600	Electro Rent Corporation	1,287,864
63,000	FormFactor, Inc.[b]	1,370,880
148,500	Ixia[b]	1,104,840
33,200	Littelfuse, Inc.[b]	1,067,380
88,000	Methode Electronics, Inc.	763,840
55,000	Palm, Inc.[a,b]	552,200
85,000	Progress Software Corporation[b]	2,482,850
161,500	ShoreTel, Inc.[b]	933,470
329,000	Sonus Networks, Inc.[b]	694,190
33,500	Standard Microsystems Corporation[b]	696,130
86,500	StarTek, Inc.[b]	647,020
92,300	Symyx Technologies, Inc.[b]	507,650
69,300	Synnex Corporation[b]	2,124,738
137,000	Teradyne, Inc.[b]	1,470,010
68,300	Xyratex, Ltd.[b]	909,073
489,000	Zarlink Semiconductor, Inc.[b]	406,848

	Total Information Technology	22,649,043

Materials (9.6%)
42,000	Airgas, Inc.	1,999,200
35,000	AMCOL International Corporation	994,700
96,000	American Vanguard Corporation[a]	796,800
76,900	AptarGroup, Inc.	2,748,406
61,000	Arch Chemicals, Inc.	1,883,680
65,000	Carpenter Technology Corporation	1,751,750
42,000	Clearwater Paper Corporation[b]	2,308,740
13,500	Deltic Timber Corporation	623,430
64,000	Franco-Nevada Corporation	1,719,476
87,500	Innospec, Inc.	882,875
24,800	Minerals Technologies, Inc.	1,350,856
143,000	Myers Industries, Inc.	1,301,300
97,300	Sims Metal Management, Ltd. ADR	1,897,350
124,000	Wausau Paper Corporation	1,438,400

	Total Materials	21,696,963

Telecommunications Services (0.4%)
98,000	Premiere Global Services, Inc.[b]	808,500

	Total Telecommunications Services	808,500

Utilities (4.4%)
61,000	Black Hills Corporation	1,624,430
104,500	Cleco Corporation	2,855,985
90,500	El Paso Electric Company[b]	1,835,340
34,600	Empire District Electric Company[a]	648,058
66,000	Southwest Gas Corporation	1,882,980
47,000	Vectren Corporation	1,159,960

	Total Utilities	10,006,753

	Total Common Stock (cost $215,039,172)	215,791,940

	Preferred Stock (1.6%)
Energy (0.5%)
6,700	Whiting Petroleum Corporation, Convertible	1,203,722

	Total Energy	1,203,722

Financials (0.8%)
8,400	Assured Guaranty, Ltd., Convertible	760,032
820	East West Bancorp, Inc.	1,013,725

	Total Financials	1,773,757

Health Care (0.3%)
55,300	National Healthcare Corporation, Convertible	618,254

	Total Health Care	618,254

	Total Preferred Stock (cost $2,650,261)	3,595,733

	Collateral Held for Securities Loaned (13.3%)
30,107,005	Thrivent Financial Securities Lending Trust	30,107,005

	Total Collateral Held for Securities Loaned (cost $30,107,005)	30,107,005

Principal Amount	Short-Term Investments (3.0%)[c]
	Federal Home Loan Bank Discount Notes
1,000,000	0.040%, 1/15/2010	999,984
2,000,000	0.050%, 2/3/2010	1,999,908
	Federal Home Loan Mortgage Corporation Discount Notes
2,000,000	0.030%, 2/18/2010	1,999,920
1,500,000	0.030%, 2/22/2010	1,499,935

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Short-Term Investments (3.0%)[c]	Value
	Federal National Mortgage Association Discount Notes
150,000	0.010%, 2/1/2010	$149,999

	Total Short-Term Investments (at amortized cost)	6,649,746

	Total Investments (cost $254,446,184) 113.2%	$256,144,424

	Other Assets and Liabilities, Net (13.2%)	(29,798,051)

	Total Net Assets 100.0%	$226,346,373

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$29,263,430
Gross unrealized depreciation	(28,677,047)

Net unrealized appreciation (depreciation)	$586,383

Cost for federal income tax purposes	$255,558,041

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Partner Small Cap Value Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	28,564,777	28,564,777	—	—
Consumer Staples	4,132,480	4,132,480	—	—
Energy	15,786,223	15,786,223	—	—
Financials	46,931,111	46,931,111	—	—
Health Care	12,121,553	12,121,553	—	—
Industrials	53,094,537	53,094,537	—	—
Information Technology	22,649,043	22,649,043	—	—
Materials	21,696,963	21,696,963	—	—
Telecommunications Services	808,500	808,500	—	—
Utilities	10,006,753	10,006,753	—	—
Preferred Stock
Energy	1,203,722	1,203,722	—	—
Financials	1,773,757	—	1,013,725	760,032
Health Care	618,254	618,254	—	—
Collateral Held for Securities Loaned	30,107,005	30,107,005	—	—
Short-Term Investments	6,649,746	—	6,649,746	—

Total	$256,144,424	$247,720,921	$7,663,471	$760,032

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Small Cap Value Portfolio

Schedule of Investments as of December 31, 2009

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Small Cap Value Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers in and/or (Out of) Level 3	Value December 31, 2009
Preferred Stock
Financials	—	—	—	340,032	420,000	—	760,032

Total	$—	$—	$—	$340,032	$420,000	$—	$760,032

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Partner Small Cap Value Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(10,363)
Total Foreign Exchange Contracts		(10,363)

Total		($10,363)

The following table presents Partner Small Cap Value Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$9,015	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Small Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$2,927,734	$28,372,089	$31,299,823	—	$—	$10,537
Thrivent Financial Securities Lending Trust	26,942,036	127,045,768	123,880,799	30,107,005	30,107,005	90,497
Total Value and Income Earned	29,869,770				30,107,005	101,034

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (95.9%)	Value
Consumer Discretionary (11.6%)
50,458	Aaron’s, Inc.[a]	$1,399,200
27,952	Autoliv, Inc.	1,211,999
43,792	Bally Technologies, Inc.[b]	1,808,172
28,920	Buffalo Wild Wings, Inc.[a,b]	1,164,608
69,834	Chico’s FAS, Inc.[b]	981,168
55,623	Cooper Tire & Rubber Company	1,115,241
13,317	Deckers Outdoor Corporation[b]	1,354,605
74,100	Deer Consumer Products, Inc.[b]	838,812
113,655	Domino’s Pizza, Inc.[b]	952,429
43,846	Fossil, Inc.[b]	1,471,472
22,039	Gaylord Entertainment Company[a,b]	435,270
24,050	G-III Apparel Group, Ltd.[b]	521,164
25,534	Guess ?, Inc.	1,080,088
60,415	Jarden Corporation	1,867,428
144,673	Leapfrog Enterprises, Inc.[b]	565,671
38,493	Lincoln Educational Services[b]	834,143
64,662	LKQ Corporation[b]	1,266,729
62,549	MarineMax, Inc.[b]	574,825
37,572	P.F. Chang’s China Bistro, Inc.[a,b]	1,424,355
18,578	Panera Bread Company[b]	1,244,169
4,219	Priceline.com, Inc.[b]	921,851
161,376	Shuffle Master, Inc.[b]	1,329,738
18,765	Tupperware Brands Corporation	873,886
40,032	Virgin Media, Inc.	673,739
28,331	Warnaco Group, Inc.[b]	1,195,285
175,506	Warner Music Group Corporation[b]	993,364
33,675	WMS Industries, Inc.[b]	1,347,000
18,765	Wolverine World Wide, Inc.	510,783

	Total Consumer Discretionary	29,957,194

Consumer Staples (4.3%)
29,161	American Italian Pasta Company[b]	1,014,511
65,420	Bare Escentuals, Inc.[b]	800,087
61,832	Calavo Growers, Inc.[a]	1,051,144
50,481	Casey’s General Stores, Inc.	1,611,354
26,492	Central European Distribution Corporation[b]	752,638
33,408	Elizabeth Arden, Inc.[b]	482,411
54,455	Herbalife, Ltd.	2,209,239
30,400	Sanderson Farms, Inc.	1,281,664
49,034	TreeHouse Foods, Inc.[b]	1,905,461

	Total Consumer Staples	11,108,509

Energy (9.7%)
44,977	Alpha Natural Resources, Inc.[b]	1,951,102
48,673	Atlas Energy, Inc.	1,468,464
33,469	Cabot Oil & Gas Corporation	1,458,914
52,395	Carrizo Oil & Gas, Inc.[b]	1,387,944
11,357	Cimarex Energy Company	601,580
80,814	Complete Production Services, Inc.[b]	1,050,582
15,800	CONSOL Energy, Inc.	786,840
14,570	Dresser-Rand Group, Inc.[b]	460,558
48,715	Holly Corporation	1,248,565
31,506	Massey Energy Company	1,323,567
36,792	Oil States International, Inc.[b]	1,445,558
89,409	Patterson-UTI Energy, Inc.	1,372,428
61,078	Petroleum Development Corporation[b]	1,112,230
68,142	Rosetta Resources, Inc.[b]	1,358,070
15,040	RPC, Inc.	156,416
48,420	Southern Union Company	1,099,134
47,008	Superior Energy Services, Inc.[b]	1,141,824
59,200	Superior Well Services, Inc.[a,b]	844,192
34,733	T-3 Energy Services, Inc.[b]	885,692
124,976	Tesco Corporation[b]	1,613,440
77,612	TETRA Technologies, Inc.[b]	859,941
68,951	Union Drilling, Inc.[b]	430,944
34,292	World Fuel Services Corporation[a]	918,683

	Total Energy	24,976,668

Financials (15.6%)
13,125	Affiliated Managers Group, Inc.[b]	883,969
23,597	Altisource Portfolio Solutions SAb	495,301
143,400	American Equity Investment Life Holding Company	1,066,896
6,623	Arch Capital Group, Ltd.[b]	473,876
18,765	Aspen Insurance Holdings, Ltd.	477,569
20,455	BancorpSouth, Inc.[a]	479,874
24,200	BioMed Realty Trust, Inc.	381,876
89,556	Cardinal Financial Corporation	782,720
49,659	Cash America International, Inc.	1,736,079
87,863	Colonial Properties Trust	1,030,633
18,269	Delphi Financial Group, Inc.	408,678
44,961	Dollar Financial Corporation[b]	1,063,777
69,239	Duff & Phelps Corporation	1,264,304
88,599	DuPont Fabros Technology, Inc.	1,593,896
87,138	East West Bancorp, Inc.	1,376,780
32,231	Endurance Specialty Holdings, Ltd.	1,199,960
4,276	Evercore Partners, Inc.	129,990
203,394	FBR Capital Markets Corporation[b]	1,256,975
141,876	First Industrial Realty Trust, Inc.[a,b]	742,012
66,670	First Mercury Financial Corporation	914,046
103,033	First Niagara Financial Group, Inc.	1,433,189
22,996	Hancock Holding Company	1,006,995
28,993	Hanover Insurance Group, Inc.	1,288,159
42,165	HCC Insurance Holdings, Inc.	1,179,355
33,887	Home Bancshares, Inc.	815,660
125,344	Kite Realty Group Trust	510,150
99,195	Maiden Holdings, Ltd.	726,107
62,378	Max Capital Group, Ltd.	1,391,029
113,250	Meadowbrook Insurance Group, Inc.	838,050
152,870	MGIC Investment Corporation[a,b]	883,589
53,719	Nelnet, Inc.	925,578
86,759	Ocwen Financial Corporation[b]	830,284
13,613	Platinum Underwriters Holdings, Ltd.	521,242
13,600	ProAssurance Corporation[b]	730,456
41,190	Prosperity Bancshares, Inc.[a]	1,666,959
45,918	SEI Investments Company	804,483
34,733	Signature Bank[b]	1,107,983
9,750	Simmons First National Corporation	271,050
5,785	Stifel Financial Corporation[b]	342,703
136,541	Sunstone Hotel Investors, Inc.[b]	1,212,484
31,852	Validus Holdings, Ltd.	858,093
44,373	Waddell & Reed Financial, Inc.	1,355,151
63,824	Washington Federal, Inc.	1,234,356
37,162	XL Capital, Ltd.	681,180

	Total Financials	40,373,496

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (95.9%)	Value
Health Care (13.0%)
67,243	American Medical Systems Holdings, Inc.[b]	$1,297,118
25,755	Auxilium Pharmaceuticals, Inc.[b]	772,135
12,509	Beckman Coulter, Inc.	818,589
66,064	BioMarin Pharmaceutical, Inc.[b]	1,242,664
11,451	Bio-Rad Laboratories, Inc.[b]	1,104,564
32,157	Catalyst Health Solutions, Inc.[b]	1,172,766
8,757	Cerner Corporation[b]	721,927
25,388	Chemed Corporation	1,217,862
15,535	Dionex Corporation[b]	1,147,570
20,733	Emergency Medical Services Corporation[b]	1,122,692
120,453	Endologix, Inc.[b]	635,992
68,142	Healthsouth Corporation[b]	1,279,025
65,100	Healthspring, Inc.[b]	1,146,411
51,295	ICON plc ADR[b]	1,114,640
40,342	Invacare Corporation[a]	1,006,130
51,289	inVentiv Health, Inc.[b]	829,343
99,048	King Pharmaceuticals, Inc.[b]	1,215,319
36,940	LHC Group, Inc.[b]	1,241,553
46,433	Lincare Holdings, Inc.[b]	1,723,593
23,892	MedAssets, Inc.[b]	506,749
44,890	Medicis Pharmaceutical Corporation	1,214,275
23,107	Mednax, Inc.[b]	1,389,193
37,071	Perrigo Company	1,476,909
24,612	RehabCare Group, Inc.[b]	748,943
45,217	Savient Pharmaceuticals, Inc.[b]	615,403
74,100	Sharps Compliance Corporation[b]	711,360
27,182	STERIS Corporation	760,281
71,085	Syneron Medical, Ltd.[a,b]	742,838
43,659	Thoratec Corporation[b]	1,175,300
37,089	Triple-S Management Corporation[b]	652,766
24,137	United Therapeutics Corporation[b]	1,270,813
17,092	Universal Health Services, Inc.	521,306
27,448	Watson Pharmaceuticals, Inc.[b]	1,087,215

	Total Health Care	33,683,244

Industrials (14.4%)
42,607	AAON, Inc.	830,411
184,998	AirTran Holdings, Inc.[b]	965,690
13,900	Alliant Techsystems, Inc.[b]	1,226,953
55,705	BE Aerospace, Inc.[b]	1,309,068
77,970	Beacon Roofing Supply, Inc.[b]	1,247,520
142,243	Bowne & Company, Inc.	950,183
18,699	Bucyrus International, Inc.	1,054,063
66,449	Chicago Bridge and Iron Company[b]	1,343,599
22,517	Copa Holdings SA	1,226,501
51,219	Deluxe Corporation	757,529
47,527	EMCOR Group, Inc.[b]	1,278,476
48,274	EnerSys[b]	1,055,752
29,248	FTI Consulting, Inc.[b]	1,379,336
31,862	Gardner Denver, Inc.	1,355,728
21,413	Genco Shipping & Trading, Ltd.[a,b]	479,223
41,600	Genesee & Wyoming, Inc.[b]	1,357,824
91,911	Great Lakes Dredge & Dock Company	595,583
62,247	Griffon Corporation[b]	760,658
14,128	Heico Corporation[a]	626,294
27,800	ICF International, Inc.[b]	745,040
18,986	IDEX Corporation	591,414
70,398	Knight Transportation, Inc.	1,357,977
17,220	Landstar System, Inc.	667,619
16,851	Lennox International, Inc.	657,863
131,205	Manitowoc Company, Inc.	1,308,114
13,758	Middleby Corporation[b]	674,417
54,528	Monster Worldwide, Inc.[b]	948,787
19,728	Oshkosh Corporation	730,528
38,884	Protection One, Inc.[b]	250,802
36,729	Robert Half International, Inc.	981,766
65,731	SmartHeat, Inc.[a,b]	954,414
58,300	Sterling Construction Company, Inc.[b]	1,118,194
39,066	Sykes Enterprises, Inc.[b]	995,011
42,385	Teledyne Technologies, Inc.[b]	1,625,889
24,696	Triumph Group, Inc.	1,191,582
44,200	Waste Connections, Inc.[b]	1,472,744
50,627	Woodward Governor Company	1,304,658

	Total Industrials	37,377,210

Information Technology (17.1%)
39,075	ADTRAN, Inc.	881,141
121,124	Advanced Micro Devices, Inc.[a,b]	1,172,480
36,428	AsiaInfo Holdings, Inc.[b]	1,109,961
236,651	Atmel Corporation[b]	1,090,961
99,736	Brightpoint, Inc.[b]	733,060
120,563	CalAmp Corporation[b]	414,737
65,200	Cogent, Inc.[b]	677,428
30,686	CommVault Systems, Inc.[b]	726,951
155,103	Compuware Corporation[b]	1,121,395
161,444	Comtech Group, Inc.[b]	1,189,842
26,712	DTS, Inc.[a,b]	913,818
126,865	EarthLink, Inc.	1,054,248
26,608	F5 Networks, Inc.[b]	1,409,692
159,831	FalconStor Software, Inc.[b]	648,914
125,032	Finisar Corporation[a,b]	1,115,285
128,482	Flextronics International, Ltd.[b]	939,203
35,590	FormFactor, Inc.[b]	774,438
74,029	Jabil Circuit, Inc.	1,285,884
46,716	JDA Software Group, Inc.[b]	1,189,857
418,049	Lattice Semiconductor Corporation[b]	1,128,732
34,513	Lender Processing Services, Inc.	1,403,299
117,666	Limelight Networks, Inc.[b]	462,427
16,630	ManTech International Corporation[b]	802,896
34,366	Mellanox Technologies, Ltd.[b]	648,143
128,758	Mentor Graphics Corporation[b]	1,136,933
231,364	MIPS Technologies, Inc.[b]	1,011,061
35,891	Multi-Fineline Electronix, Inc.[b]	1,018,228
79,033	Nuance Communications, Inc.[b]	1,228,173
102,300	ON Semiconductor Corporation[b]	901,263
30,410	Polycom, Inc.[b]	759,338
62,917	QLogic Corporation[b]	1,187,244
102,475	Skyworks Solutions, Inc.[b]	1,454,120
198,980	Smart Modular Technologies (WWH), Inc.[b]	1,251,584
43,637	Solera Holdings, Inc.	1,571,368
29,171	Sybase, Inc.[b]	1,266,021
30,455	Synaptics, Inc.[a,b]	933,446
157,697	Tellabs, Inc.[b]	895,719
79,253	Teradyne, Inc.[b]	850,385
141,950	TIBCO Software, Inc.[b]	1,366,978
111,239	TriQuint Semiconductor, Inc.[b]	667,434
104,162	TTM Technologies, Inc.[b]	1,200,988
43,472	ValueClick, Inc.[b]	439,937

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (95.9%)	Value
Information Technology (17.1%) - continued
16,157	Varian Semiconductor Equipment Associates, Inc.[b]	$579,713
139,468	Vishay Intertechnology, Inc.[b]	1,164,558
33,559	Zoran Corporation[b]	370,827

	Total Information Technology	44,150,110

Materials (5.4%)
21,782	Albemarle Corporation	792,211
63,930	Allied Nevada Gold Corporation[a,b]	964,064
7,359	CF Industries Holdings, Inc.[a]	668,050
11,100	Cliffs Natural Resources, Inc.	511,599
18,700	Compass Minerals International, Inc.	1,256,453
15,727	FMC Corporation	876,938
25,865	Horsehead Holding Corporation[b]	329,779
49,563	Innophos Holdings, Inc.	1,139,453
44,961	Myers Industries, Inc.	409,145
24,478	Owens-Illinois, Inc.[b]	804,592
58,502	Packaging Corporation of America	1,346,131
46,286	Pactiv Corporation[b]	1,117,344
49,216	Pan American Silver Corporation[b]	1,171,833
46,286	RTI International Metals, Inc.[b]	1,165,019
25,902	Silgan Holdings, Inc.	1,499,208

	Total Materials	14,051,819

Telecommunications Services (1.1%)
75,505	Alaska Communication Systems Group, Inc.	602,530
78,800	NTELOS Holdings Corporation	1,404,216
46,360	Syniverse Holdings, Inc.[b]	810,372

	Total Telecommunications Services	2,817,118

Utilities (3.7%)
21,119	American States Water Company	747,824
53,791	Avista Corporation	1,161,348
42,400	Cleco Corporation	1,158,792
13,320	Energen Corporation	623,376
25,533	OGE Energy Corporation	942,168
49,524	Portland General Electric Company	1,010,785
49,246	Southwest Gas Corporation	1,404,988
36,401	UGI Corporation	880,540
37,200	UniSource Energy Corporation	1,197,468
11,291	WGL Holdings, Inc.	378,700

	Total Utilities	9,505,989

	Total Common Stock (cost $199,692,865)	248,001,357

Principal Amount	Long-Term Fixed Income (0.4%)
U.S. Government and Agencies (0.4%)
	U.S. Treasury Notes
$1,000,000	0.875%, 12/31/2010	1,003,672

	Total U.S. Government and Agencies	1,003,672

	Total Long-Term Fixed Income (cost $1,000,465)	1,003,672

Shares	Collateral Held for Securities Loaned (5.8%)
14,969,779	Thrivent Financial Securities Lending Trust	14,969,779

	Total Collateral Held for Securities Loaned (cost $14,969,779)	14,969,779

Principal Amount	Short-Term Investments (3.3%)[c]
8,545,000	Enterprise Funding Company, LLC 0.010%, 1/4/2010	8,544,993

	Total Short-Term Investments (at amortized cost)	8,544,993

	Total Investments (cost $224,208,102) 105.4%	$272,519,801

	Other Assets and Liabilities, Net (5.4%)	(14,027,063)

	Total Net Assets 100.0%	$258,492,738

a	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$47,657,718
Gross unrealized depreciation	(1,440,266)

Net unrealized appreciation (depreciation)	$46,217,452

Cost for federal income tax purposes	$226,302,349

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Small Cap Stock Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	29,957,194	29,957,194	—	—
Consumer Staples	11,108,509	11,108,509	—	—
Energy	24,976,668	24,976,668	—	—
Financials	40,373,496	40,373,496	—	—
Health Care	33,683,244	33,683,244	—	—
Industrials	37,377,210	37,377,210	—	—
Information Technology	44,150,110	44,150,110	—	—
Materials	14,051,819	14,051,819	—	—
Telecommunications Services	2,817,118	2,817,118	—	—
Utilities	9,505,989	9,505,989	—	—
Long-Term Fixed Income
U.S. Government and Agencies	1,003,672	—	1,003,672	—
Collateral Held for Securities Loaned	14,969,779	14,969,779	—	—
Short-Term Investments	8,544,993	—	8,544,993	—

Total	$272,519,801	$262,971,136	$9,548,665	$—

Other Financial Instruments*	($5,249)	($5,249)	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Foreign Currency Forward Contracts	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Sales
Australian Dollar	979,698	1/4/2010 - 1/5/2010	$874,746	$879,995	($5,249)
Total Foreign Currency
Forward Contracts Sales			$874,746	$879,995	($5,249)

Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					($5,249)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2009, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	5,249
Total Foreign Exchange Contracts		5,249

Total Liability Derivatives		$5,249

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,538,470
Total Equity Contracts		1,538,470

Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(6,384)
Total Foreign Exchange Contracts		(6,384)

Total		$1,532,086

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Stock Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Small Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	(5,249)
Total Foreign Exchange Contracts		(5,249)

Total		($5,249)

The following table presents Small Cap Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$2,076,607	0.8%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$13,778	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the fund.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$5,893,633	$75,499,796	$81,393,429	—	$—	$20,124
Thrivent Financial Securities Lending Trust	28,172,401	172,101,724	185,304,346	14,969,779	14,969,779	257,820
Total Value and Income Earned	34,066,034				14,969,779	277,944

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (98.0%)	Value
Consumer Discretionary (14.8%)
9,100	American Public Education, Inc.[a]	$312,676
13,300	Arbitron, Inc.[b]	311,486
6,000	Arctic Cat, Inc.[a]	54,960
9,000	Audiovox Corporation[a]	63,810
10,800	Big 5 Sporting Goods Corporation	185,544
10,600	BJ’s Restaurants, Inc.[a]	199,492
7,300	Blue Nile, Inc.[a,b]	462,309
3,000	Blyth, Inc.	101,160
21,225	Brown Shoe Company, Inc.	209,491
43,900	Brunswick Corporation	557,969
12,750	Buckle, Inc.[b]	373,320
9,000	Buffalo Wild Wings, Inc.[a,b]	362,430
20,100	Cabela’s, Inc.[a,b]	286,626
12,000	California Pizza Kitchen, Inc.[a]	161,400
31,700	Callaway Golf Company[b]	239,018
7,300	Capella Education Company[a]	549,690
28,300	Carter’s, Inc.[a]	742,875
14,800	Cato Corporation	296,888
11,325	CEC Entertainment, Inc.[a]	361,494
13,700	Children’s Place Retail Stores, Inc.[a]	452,237
17,725	Christopher & Banks Corporation	135,064
27,200	CKE Restaurants, Inc.	230,112
15,500	Coinstar, Inc.[a]	430,590
11,500	Cracker Barrel Old Country Store, Inc.	436,885
42,400	Crocs, Inc.[a,b]	243,800
6,500	Deckers Outdoor Corporation[a]	661,180
7,600	DineEquity, Inc.[a,b]	184,604
27,075	Dress Barn, Inc.[a,b]	625,433
9,400	Drew Industries, Inc.[a]	194,110
14,333	E.W. Scripps Company[a]	99,758
12,950	Ethan Allen Interiors, Inc.[b]	173,789
27,993	Finish Line, Inc.	351,312
19,650	Fred’s, Inc.	200,430
11,300	Genesco, Inc.[a]	310,298
12,100	Group 1 Automotive, Inc.[a]	343,035
14,900	Gymboree Corporation[a]	648,001
9,100	Haverty Furniture Companies, Inc.	124,943
15,100	Helen of Troy, Ltd.[a]	369,346
14,350	Hibbett Sports, Inc.[a,b]	315,556
30,800	Hillenbrand, Inc.	580,272
21,575	Hot Topic, Inc.[a]	137,217
19,600	HSN, Inc.[a]	395,724
35,400	Iconix Brand Group, Inc.[a]	447,810
19,600	Interval Leisure Group, Inc.[a]	244,412
28,600	Jack in the Box, Inc.[a]	562,562
13,700	JAKKS Pacific, Inc.[a]	166,044
13,430	Jo-Ann Stores, Inc.[a]	486,703
9,175	Joseph A. Bank Clothiers, Inc.[a]	387,093
8,100	Kid Brands, Inc.[a]	35,478
13,300	K-Swiss, Inc.[a]	132,202
4,100	Landry’s Restaurants, Inc.[a,b]	87,289
25,600	La-Z-Boy, Inc.[a]	243,968
10,500	Lithia Motors, Inc.[a,b]	86,310
41,500	Live Nation, Inc.[a]	353,165
47,400	Liz Claiborne, Inc.[a,b]	266,862
7,800	Lumber Liquidators Holdings, Inc.[a]	209,040
9,200	M/I Homes, Inc.[a]	95,588
9,700	Maidenform Brands, Inc.[a]	161,893
10,300	Marcus Corporation	132,046
10,600	MarineMax, Inc.[a]	97,414
26,000	Men’s Wearhouse, Inc.	547,560
15,900	Meritage Homes Corporation[a]	307,347
6,800	Midas, Inc.[a]	57,460
5,500	Monarch Casino & Resort, Inc.[a]	44,550
9,800	Monro Muffler Brake, Inc.	327,712
8,800	Movado Group, Inc.	85,536
13,300	Multimedia Games, Inc.[a]	79,933
2,400	National Presto Industries, Inc.	262,152
9,500	Nautilus Group, Inc.[a]	19,285
15,500	NutriSystem, Inc.[b]	483,135
9,200	O’Charley’s, Inc.[a]	60,260
38,000	OfficeMax, Inc.[a]	482,220
7,000	Oxford Industries, Inc.	144,760
11,600	P.F. Chang’s China Bistro, Inc.[a,b]	439,756
11,000	Papa John’s International, Inc.[a]	256,960
6,500	Peet’s Coffee & Tea, Inc.[a]	216,645
23,100	Pep Boys - Manny, Moe & Jack	195,426
5,100	Perry Ellis International, Inc.[a]	76,806
11,300	PetMed Express, Inc.[b]	199,219
29,900	Pinnacle Entertainment, Inc.[a]	268,502
16,300	Polaris Industries, Inc.[b]	711,169
24,312	Pool Corporation[b]	463,873
3,600	Pre-Paid Legal Services, Inc.[a]	147,888
63,000	Quiksilver, Inc.[a]	127,260
10,600	RC2 Corporation[a]	156,350
7,800	Red Robin Gourmet Burgers, Inc.[a]	139,620
32,100	Ruby Tuesday, Inc.[a,b]	231,120
9,400	Ruth’s Hospitality Group, Inc.[a]	19,646
26,425	Shuffle Master, Inc.[a]	217,742
16,700	Skechers USA, Inc.[a]	491,147
3,300	Skyline Corporation	60,720
19,700	Sonic Automotive, Inc.[a]	204,683
30,252	Sonic Corporation[a]	304,638
16,100	Spartan Motors, Inc.	90,643
18,900	Stage Stores, Inc.	233,604
5,600	Stamps.com, Inc.[a]	50,400
9,100	Standard Motor Products, Inc.[a]	77,532
47,800	Standard Pacific Corporation[a]	178,772
415	Steak n Shake Company[a]	134,510
12,900	Stein Mart, Inc.[a]	137,514
9,400	Sturm, Ruger & Company, Inc.[b]	91,180
11,500	Superior Industries International, Inc.	175,950
25,300	Texas Roadhouse, Inc.[a]	284,119
18,800	Ticketmaster Entertainment, Inc.[a]	229,736
18,100	Tractor Supply Company[a]	958,576
12,700	True Religion Apparel, Inc.[a,b]	234,823
15,000	Tuesday Morning Corporation[a]	38,700
7,200	UniFirst Corporation	346,392
6,900	Universal Electronic, Inc.[a]	160,218
10,000	Universal Technical Institute, Inc.[a]	202,000
8,200	Volcom, Inc.[a,b]	137,268
14,400	Winnebago Industries, Inc.[a,b]	175,680
24,600	Wolverine World Wide, Inc.	669,612
11,000	Zale Corporation[a,b]	29,920
10,400	Zumiez, Inc.[a,b]	132,288

	Total Consumer Discretionary	30,272,730

Consumer Staples (3.5%)
43,700	Alliance One International, Inc.[a]	213,256
9,200	Andersons, Inc.	237,544
5,100	Boston Beer Company, Inc.[a]	237,660

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (98.0%)	Value
Consumer Staples (3.5%) - continued
5,900	Calavo Growers, Inc.	$100,300
6,300	Cal-Maine Foods, Inc.[b]	214,704
25,400	Casey’s General Stores, Inc.	810,768
33,700	Central Garden & Pet Company[a]	334,978
9,500	Chattem, Inc.[a,b]	886,350
40,700	Darling International, Inc.[a]	341,066
8,300	Diamond Foods, Inc.	294,982
14,600	Great Atlantic & Pacific Tea Company, Inc.[a,b]	172,134
20,400	Hain Celestial Group, Inc.[a]	347,004
7,000	J & J Snack Foods Corporation	279,720
16,000	Lance, Inc.	420,800
7,200	Mannatech, Inc.	22,464
6,400	Nash Finch Company	237,376
8,800	Sanderson Farms, Inc.	371,008
11,100	Spartan Stores, Inc.	158,619
15,900	TreeHouse Foods, Inc.[a]	617,874
21,600	United Natural Foods, Inc.[a]	577,584
8,270	WD-40 Company	267,617

	Total Consumer Staples	7,143,808

Energy (5.1%)
11,200	Basic Energy Services, Inc.[a]	99,680
17,900	Bristow Group, Inc.[a]	688,255
9,600	Carbo Ceramics, Inc.[b]	654,432
15,000	Dril-Quip, Inc.[a]	847,200
7,200	Gulf Island Fabrication, Inc.	151,416
20,600	Holly Corporation	527,978
11,500	Hornbeck Offshore Services, Inc.[a]	267,720
58,700	ION Geophysical Corporation[a]	347,504
7,500	Lufkin Industries, Inc.	549,000
12,900	Matrix Service Company[a]	137,385
24,800	Oil States International, Inc.[a]	974,392
22,700	Penn Virginia Corporation	483,283
9,600	Petroleum Development Corporation[a]	174,816
25,900	PetroQuest Energy, Inc.[a]	158,767
26,800	Pioneer Drilling Company[a]	211,720
10,150	SEACOR Holdings, Inc.[a]	773,937
5,820	Seahawk Drilling, Inc.[a]	131,183
31,200	St. Mary Land & Exploration Company	1,068,288
21,000	Stone Energy Corporation[a]	379,050
9,200	Superior Well Services, Inc.[a]	131,192
18,700	Swift Energy Company[a]	448,052
37,450	TETRA Technologies, Inc.[a]	414,946
29,600	World Fuel Services Corporation	792,984

	Total Energy	10,413,180

Financials (18.3%)
19,728	Acadia Realty Trust	332,811
4,333	American Physicians Capital, Inc.	131,376
9,400	Amerisafe, Inc.[a]	168,918
22,300	Bank Mutual Corporation	154,316
6,500	Bank of the Ozarks, Inc.[b]	190,255
49,000	BioMed Realty Trust, Inc.	773,220
32,100	Boston Private Financial Holdings, Inc.	185,217
28,700	Brookline Bancorp, Inc.	284,417
14,600	Cash America International, Inc.	510,416
22,200	Cedar Shopping Centers, Inc.	150,960
7,900	City Holding Company	255,407
32,900	Colonial Properties Trust	385,917
14,000	Columbia Banking System, Inc.	226,520
16,300	Community Bank System, Inc.	314,753
23,665	Delphi Financial Group, Inc.	529,386
58,600	DiamondRock Hospitality Company	496,342
12,475	Dime Community Bancshares	146,207
45,700	East West Bancorp, Inc.	722,060
13,100	EastGroup Properties, Inc.	501,468
11,600	eHealth, Inc.[a]	190,588
21,600	Employers Holdings, Inc.	331,344
21,000	Entertainment Properties Trust	740,670
42,900	Extra Space Storage, Inc.	495,495
24,300	EZCORP, Inc.[a]	418,203
13,050	Financial Federal Corporation	358,875
36,900	First BanCorp[b]	84,870
13,300	First Cash Financial Services, Inc.[a]	295,127
36,900	First Commonwealth Financial Corporation[b]	171,585
22,000	First Financial Bancorp	320,320
10,400	First Financial Bankshares, Inc.	563,992
27,212	First Midwest Bancorp, Inc.	296,339
17,900	Forestar Real Estate Group, Inc.[a]	393,442
33,500	Franklin Street Properties Corporation[b]	489,435
30,600	Glacier Bancorp, Inc.[b]	419,832
10,300	Greenhill & Company, Inc.[b]	826,472
14,200	Hancock Holding Company	621,818
23,600	Hanmi Financial Corporation[a,b]	28,320
29,600	Healthcare Realty Trust, Inc.	635,216
9,800	Home Bancshares, Inc.	235,886
16,800	Home Properties, Inc.[b]	801,528
10,500	Independent Bank Corporation (MA)	219,345
6,700	Infinity Property & Casualty Corporation	272,288
34,600	Inland Real Estate Corporation	281,990
21,800	Investment Technology Group, Inc.[a]	429,460
21,500	Kilroy Realty Corporation[b]	659,405
30,900	Kite Realty Group Trust	125,763
25,600	LaBranche & Company, Inc.[a]	72,704
31,700	LaSalle Hotel Properties	672,991
50,559	Lexington Realty Trust[b]	307,399
11,500	LTC Properties, Inc.	307,625
39,600	Medical Properties Trust, Inc.[b]	396,000
14,400	Mid-America Apartment Communities, Inc.	695,232
16,000	Nara Bancorp, Inc.[a]	181,440
20,500	National Financial Partners[a]	165,845
61,900	National Penn Bancshares, Inc.[b]	358,401
40,800	National Retail Properties, Inc.	865,776
6,600	Navigators Group, Inc.[a]	310,926
17,100	NBT Bancorp, Inc.	348,327
43,500	Old National Bancorp[b]	540,705
21,100	optionsXpress Holdings, Inc.	325,995
10,800	Parkway Properties, Inc.	224,856
19,600	Pennsylvania Real Estate Investment Trust[b]	165,816
16,500	Pinnacle Financial Partners, Inc.[a,b]	234,630
7,900	Piper Jaffray Companies[a]	399,819
7,800	Portfolio Recovery Associates, Inc.[a,b]	350,064
24,200	Post Properties, Inc.	474,320
10,200	Presidential Life Corporation	93,330
29,000	PrivateBancorp, Inc.[b]	260,130
16,200	ProAssurance Corporation[a]	870,102

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (98.0%)	Value
Financials (18.3%) - continued
23,200	Prosperity Bancshares, Inc.	$938,904
9,000	PS Business Parks, Inc.	450,450
4,233	Rewards Network, Inc.	53,505
8,900	RLI Corporation	473,925
12,000	S&T Bancorp, Inc.[b]	204,120
7,500	Safety Insurance Group, Inc.	271,725
26,500	Selective Insurance Group, Inc.	435,925
20,300	Signature Bank[a]	647,570
7,400	Simmons First National Corporation	205,720
103,800	South Financial Group, Inc.	66,920
13,700	Sovran Self Storage, Inc.	489,501
8,600	Sterling Bancorp	61,404
40,100	Sterling Bancshares, Inc.	205,713
9,100	Stewart Information Services Corporation	102,648
15,100	Stifel Financial Corporation[a]	894,524
42,500	Susquehanna Bancshares, Inc.[b]	250,325
13,926	SWS Group, Inc.	168,505
20,100	Tanger Factory Outlet Centers, Inc.	783,699
3,400	Tompkins Financial Corporation[b]	137,700
22,400	Tower Group, Inc.	524,384
15,900	Tradestation Group, Inc.[a]	125,451
37,082	TrustCo Bank Corporation NYb	233,616
14,900	UMB Financial Corporation	586,315
43,300	Umpqua Holdings Corporation[b]	580,653
19,100	United Bankshares, Inc.[b]	381,427
40,476	United Community Banks, Inc.[a]	137,214
11,200	United Fire & Casualty Company	204,176
10,500	Urstadt Biddle Properties	160,335
48,100	Whitney Holding Corporation	438,191
9,400	Wilshire Bancorp, Inc.	76,986
12,100	Wintrust Financial Corporation	372,559
8,112	World Acceptance Corporation[a,b]	290,653
18,600	Zenith National Insurance Corporation	553,908

	Total Financials	37,298,658

Health Care (13.4%)
11,000	Abaxis, Inc.[a]	281,050
5,500	Air Methods Corporation[a]	184,910
33,400	Align Technology, Inc.[a]	595,188
4,100	Almost Family, Inc.[a]	162,073
14,033	Amedisys, Inc.[a,b]	681,442
36,900	American Medical Systems Holdings, Inc.[a]	711,801
25,500	AMERIGROUP Corporation[a]	687,480
16,000	AMN Healthcare Services, Inc.[a]	144,960
15,350	AmSurg Corporation[a]	338,007
6,500	Analogic Corporation	250,315
13,100	ArQule, Inc.[a]	48,339
6,000	Bio-Reference Laboratories, Inc.[a]	235,140
14,300	Cambrex Corporation[a]	79,794
6,400	Cantel Medical Corporation[a]	129,152
19,200	Catalyst Health Solutions, Inc.[a]	700,224
21,500	Centene Corporation[a]	455,155
11,300	Chemed Corporation	542,061
4,800	Computer Programs and Systems, Inc.	221,040
14,450	CONMED Corporation[a]	329,460
22,600	Cooper Companies, Inc.	861,512
3,700	Corvel Corporation[a]	124,098
15,200	Cross Country Healthcare, Inc.[a]	150,632
13,850	CryoLife, Inc.[a]	88,917
28,900	Cubist Pharmaceuticals, Inc.[a]	548,233
11,900	Cyberonics, Inc.[a]	243,236
8,900	Dionex Corporation[a]	657,443
28,300	Eclipsys Corporation[a]	524,116
8,200	Emergent Biosolutions, Inc.[a]	111,438
16,197	Enzo Biochem, Inc.[a]	87,140
20,500	eResearch Technology, Inc.[a]	123,205
8,600	Genoptix, Inc[a]	305,558
14,600	Gentiva Health Services, Inc.[a]	394,346
11,400	Greatbatch, Inc.[a]	219,222
12,800	Haemonetics Corporation[a]	705,920
15,600	Hanger Orthopedic Group, Inc.[a]	215,748
24,400	Healthspring, Inc.[a]	429,684
16,800	Healthways, Inc.[a]	308,112
12,900	HMS Holding Corporation[a]	628,101
6,400	ICU Medical, Inc.[a]	233,216
10,300	Integra LifeSciences Holdings Corporation[a]	378,834
16,000	Invacare Corporation[b]	399,040
16,600	inVentiv Health, Inc.[a]	268,422
6,800	IPC The Hospitalist Company, Inc.[a]	226,100
7,500	Kendle International, Inc.[a]	137,325
5,600	Kensey Nash Corporation[a]	142,800
4,600	Landauer, Inc.	282,440
9,050	LCA-Vision, Inc.[a]	46,336
7,600	LHC Group, Inc.[a]	255,436
17,500	Magellan Health Services, Inc.[a]	712,775
16,500	Martek Biosciences Corporation[a,b]	312,510
8,700	MedCath Corporation[a]	68,817
23,100	Mednax, Inc.[a]	1,388,772
20,200	Meridian Bioscience, Inc.	435,310
14,000	Merit Medical Systems, Inc.[a]	270,060
6,700	Molina Healthcare, Inc.[a,b]	153,229
6,000	MWI Veterinary Supply, Inc.[a]	226,200
14,100	Natus Medical, Inc.[a]	208,539
11,150	Neogen Corporation[a]	263,252
16,500	Odyssey Healthcare, Inc.[a]	257,070
15,800	Omnicell, Inc.[a]	184,702
8,200	Osteotech, Inc.[a]	26,240
8,900	Palomar Medical Technologies, Inc.[a]	89,712
17,400	Par Pharmaceutical Companies, Inc.[a]	470,844
28,900	PAREXEL International Corporation[a]	407,490
15,000	PharMerica Corporation[a]	238,200
21,500	Phase Forward, Inc.[a]	330,025
29,800	PSS World Medical, Inc.[a]	672,586
9,500	Quality Systems, Inc.[b]	596,505
31,700	Regeneron Pharmaceuticals, Inc.[a]	766,506
12,300	RehabCare Group, Inc.[a]	374,289
12,400	Res-Care, Inc.[a]	138,880
27,700	Salix Pharmaceuticals, Ltd.[a]	703,580
33,100	Savient Pharmaceuticals, Inc.[a]	450,491
8,700	SurModics, Inc.[a,b]	197,142
17,600	Symmetry Medical, Inc.[a]	141,856
14,300	Theragenics Corporation[a]	19,162
38,400	ViroPharma, Inc.[a]	322,176
16,500	West Pharmaceutical Services, Inc.	646,800
10,600	Zoll Medical Corporation[a]	283,232

	Total Health Care	27,231,153

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (98.0%)	Value
Industrials (16.6%)
11,300	A.O. Smith Corporation	$490,307
6,200	AAON, Inc.	120,838
19,400	AAR Corporation[a,b]	445,812
23,100	ABM Industries, Inc.	477,246
33,700	Actuant Corporation	624,461
21,600	Acuity Brands, Inc.	769,824
11,200	Administaff, Inc.	264,208
7,400	Aerovironment, Inc.[a,b]	215,192
13,700	Albany International Corporation	307,702
7,600	Allegiant Travel Company[a,b]	358,492
4,500	American Science & Engineering, Inc.	341,280
13,800	Apogee Enterprises, Inc.	193,200
18,450	Applied Industrial Technologies, Inc.	407,192
6,500	Applied Signal Technology, Inc.	125,385
12,700	Arkansas Best Corporation	373,761
9,900	Astec Industries, Inc.[a]	266,706
10,000	ATC Technology Corporation[a]	238,500
6,200	Azz, Inc.[a]	202,740
7,500	Badger Meter, Inc.[b]	298,650
20,900	Baldor Electric Company	587,081
21,600	Barnes Group, Inc.	365,040
23,225	Belden, Inc.	509,092
19,858	Bowne & Company, Inc.	132,651
26,100	Brady Corporation	783,261
24,900	Briggs & Stratton Corporation[b]	465,879
4,500	Cascade Corporation	123,705
6,300	CDI Corporation	81,585
12,750	Ceradyne, Inc.[a]	244,928
8,400	Circor International, Inc.	211,512
25,100	CLARCOR, Inc.	814,244
18,700	Comfort Systems USA, Inc.	230,758
5,600	Consolidated Graphics, Inc.[a]	196,112
7,800	Cubic Corporation	290,940
22,700	Curtiss-Wright Corporation	710,964
19,200	Dycom Industries, Inc.[a]	154,176
32,900	EMCOR Group, Inc.[a]	885,010
9,400	Encore Wire Corporation[b]	198,058
10,000	EnPro Industries, Inc.[a]	264,100
13,200	ESCO Technologies, Inc.	473,220
14,900	Esterline Technologies Corporation[a]	607,473
6,900	Exponent, Inc.[a]	192,096
14,500	Forward Air Corporation	363,225
9,300	G & K Services, Inc.	233,709
25,900	Gardner Denver, Inc.	1,102,045
25,000	GenCorp, Inc.[a]	175,000
25,500	Geo Group, Inc.[a]	557,940
15,100	Gibraltar Industries, Inc.[a]	237,523
21,830	Griffon Corporation[a]	266,763
21,625	Healthcare Services Group, Inc.	464,072
25,948	Heartland Express, Inc.	396,226
8,600	Heidrick & Struggles International, Inc.	268,664
18,900	Hub Group, Inc.[a]	507,087
12,400	II-VI, Inc.[a]	394,320
19,400	Insituform Technologies, Inc.[a]	440,768
27,900	Interface, Inc.	231,849
13,700	John Bean Technologies Corporation	233,037
12,900	Kaman Corporation	297,861
16,600	Kaydon Corporation	593,616
13,100	Kelly Services, Inc.[a]	156,283
28,950	Knight Transportation, Inc.	558,445
2,000	Lawson Products, Inc.	35,300
6,250	Lindsay Manufacturing Company[b]	249,063
8,300	Lydall, Inc.[a]	43,243
14,100	MagneTek, Inc.[a]	21,714
17,600	Mobile Mini, Inc.[a]	247,984
22,650	Moog, Inc.[a]	662,059
18,800	Mueller Industries, Inc.	466,992
44,000	NCI Building Systems, Inc.[a]	79,640
13,950	Old Dominion Freight Line, Inc.[a]	428,265
17,800	On Assignment, Inc.[a]	127,270
28,400	Orbital Sciences Corporation[a]	433,384
18,675	Quanex Building Products Corporation	316,915
16,400	Robbins & Myers, Inc.	385,728
8,000	School Specialty, Inc.[a]	187,120
19,200	Simpson Manufacturing Company, Inc.[b]	516,288
27,700	SkyWest, Inc.	468,684
25,200	Spherion Corporation[a]	141,624
6,100	Standard Register Company	31,110
6,300	Standex International Corporation	126,567
8,100	Stanley, Inc.[a]	222,021
17,600	Sykes Enterprises, Inc.[a]	448,272
18,000	Teledyne Technologies, Inc.[a]	690,480
30,606	Tetra Tech, Inc.[a]	831,565
17,100	Toro Company[b]	714,951
10,700	Tredegar Corporation	169,274
8,300	Triumph Group, Inc.	400,475
21,700	TrueBlue, Inc.[a]	321,377
12,000	United Stationers, Inc.[a]	682,200
9,700	Universal Forest Products, Inc.	357,057
10,300	Viad Corporation	212,489
9,600	Vicor Corporation[a]	89,280
6,000	Volt Information Sciences, Inc.[a]	60,000
16,050	Watsco, Inc.	786,129
14,700	Watts Water Technologies, Inc.	454,524

	Total Industrials	33,930,858

Information Technology (17.4%)
12,800	Actel Corporation[a]	152,064
57,600	Adaptec, Inc.[a]	192,960
16,400	Advanced Energy Industries, Inc.[a]	247,312
9,900	Agilysys, Inc.	90,090
14,400	Anixter International, Inc.[a,b]	678,240
62,523	Arris Group, Inc.[a]	714,638
15,700	ATMI, Inc.[a]	292,334
14,013	Avid Technology, Inc.[a]	178,806
5,800	Bel Fuse, Inc.	124,642
32,050	Benchmark Electronics, Inc.[a]	606,065
8,700	Black Box Corporation	246,558
22,000	Blackbaud, Inc.	519,860
20,300	Blue Coat Systems, Inc.[a]	579,362
32,500	Brightpoint, Inc.[a]	238,875
31,907	Brooks Automation, Inc.[a]	273,762
11,700	Cabot Microelectronics Corporation[a]	385,632
15,000	CACI International, Inc.[a]	732,750
19,400	Checkpoint Systems, Inc.[a]	295,850
33,900	CIBER, Inc.[a]	116,955
19,600	Cognex Corporation	347,312
11,600	Cohu, Inc.	161,820
21,000	CommVault Systems, Inc.[a]	497,490

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (98.0%)	Value
Information Technology (17.4%) - continued
11,400	Compellent Technologies, Inc.[a]	$258,552
12,100	comScore, Inc.[a]	212,355
14,100	Comtech Telecommunications Corporation[a]	494,205
21,300	Concur Technologies, Inc.[a]	910,575
17,500	CSG Systems International, Inc.[a]	334,075
16,800	CTS Corporation	161,616
34,925	CyberSource Corporation[a]	702,342
14,400	Cymer, Inc.[a]	552,672
77,600	Cypress Semiconductor Corporation[a]	819,456
17,000	Daktronics, Inc.[b]	156,570
20,200	DealerTrack Holdings, Inc.[a]	379,558
12,100	Digi International, Inc.[a]	110,352
17,450	Diodes, Inc.[a]	356,853
11,000	DSP Group, Inc.[a]	61,930
8,800	DTS, Inc.[a]	301,048
5,100	Ebix, Inc.[a,b]	249,033
13,400	Electro Scientific Industries, Inc.[a]	144,988
7,500	EMS Technologies, Inc.[a]	108,750
22,600	Epicor Software Corporation[a]	172,212
16,100	EPIQ Systems, Inc.[a]	225,239
21,200	Exar Corporation[a]	150,732
8,100	FARO Technologies, Inc.[a]	173,664
18,800	FEI Company[a]	439,168
7,400	Forrester Research, Inc.[a]	192,030
12,300	Gerber Scientific, Inc.[a]	62,115
47,100	Harmonic, Inc.[a]	298,143
18,600	Heartland Payment Systems, Inc.	244,218
10,700	Hittite Microwave Corporation[a]	436,025
11,600	Hutchinson Technology, Inc.[a]	119,016
17,100	InfoSpace, Inc.[a]	146,547
22,775	Insight Enterprises, Inc.[a]	260,091
8,400	Integral Systems, Inc.[a]	72,744
24,600	Intermec, Inc.[a]	316,356
10,900	Intevac, Inc.[a]	125,023
22,400	J2 Global Communication, Inc.[a]	455,840
15,200	JDA Software Group, Inc.[a]	387,144
6,400	Keithley Instruments, Inc.	29,760
14,600	Knot, Inc.[a]	147,022
32,100	Kopin Corporation[a]	134,178
34,200	Kulicke and Soffa Industries, Inc.[a]	184,338
10,900	Littelfuse, Inc.[a]	350,435
8,500	LoJack Corporation[a]	34,340
11,200	Manhattan Associates, Inc.[a]	269,136
8,800	MAXIMUS, Inc.	440,000
11,600	Mercury Computer Systems, Inc.[a]	127,716
18,600	Methode Electronics, Inc.	161,448
20,800	Micrel, Inc.	170,560
40,800	Microsemi Corporation[a]	724,200
24,500	MKS Instruments, Inc.[a]	426,545
8,200	MTS Systems Corporation	235,668
17,300	NETGEAR, Inc.[a]	375,237
17,000	NetScout Systems, Inc.[a]	248,880
14,200	Network Equipment Technologies, Inc.[a]	57,510
17,800	Newport Corporation[a]	163,582
15,200	Novatel Wireless, Inc.[a,b]	121,144
10,250	Park Electrochemical Corporation	283,310
8,900	PC-Tel, Inc.[a]	52,688
15,100	Perficient, Inc.[a]	127,293
12,600	Pericom Semiconductor Corporation[a]	145,278
16,900	Phoenix Technologies, Ltd.[a]	46,475
19,800	Plexus Corporation[a]	564,300
20,000	Progress Software Corporation[a]	584,200
13,600	Radiant Systems, Inc.[a]	141,440
11,700	RadiSys Corporation[a]	111,735
7,900	Rogers Corporation[a]	239,449
15,200	Rudolph Technologies, Inc.[a]	102,144
13,300	ScanSource, Inc.[a]	355,110
13,300	Sigma Designs, Inc.[a,b]	142,310
86,900	Skyworks Solutions, Inc.[a]	1,233,111
14,500	Smith Micro Software, Inc.[a]	132,530
14,800	Sonic Solutions, Inc.[a]	175,084
11,100	Standard Microsystems Corporation[a]	230,658
5,800	StarTek, Inc.[a]	43,384
10,100	Stratasys, Inc.[a,b]	174,528
6,500	Supertex, Inc.[a]	193,700
21,250	Symmetricom, Inc.[a]	110,500
17,000	Synaptics, Inc.[a,b]	521,050
10,300	Synnex Corporation[a]	315,798
40,050	Take-Two Interactive Software, Inc.[a,b]	402,502
19,200	Taleo Corporation[a]	451,584
20,200	Technitrol, Inc.	88,476
33,300	Tekelec, Inc.[a]	508,824
16,200	TeleTech Holdings, Inc.[a]	324,486
33,237	THQ, Inc.[a]	167,514
6,000	Tollgrade Communications, Inc.[a]	36,660
75,300	TriQuint Semiconductor, Inc.[a]	451,800
21,400	TTM Technologies, Inc.[a]	246,742
13,800	Tyler Technologies, Inc.[a]	274,758
11,800	Ultratech, Inc.[a]	175,348
41,800	United Online, Inc.	300,542
36,675	Varian Semiconductor Equipment Associates, Inc.[a]	1,315,899
19,200	Veeco Instruments, Inc.[a]	634,368
14,000	ViaSat, Inc.[a]	444,920
21,700	Websense, Inc.[a]	378,882
19,000	Wright Express Corporation[a]	605,340

	Total Information Technology	35,501,033

Materials (4.8%)
13,000	A. Schulman, Inc.	262,340
8,300	A.M. Castle & Company	113,627
12,300	AMCOL International Corporation[b]	349,566
10,200	American Vanguard Corporation[b]	84,660
12,500	Arch Chemicals, Inc.	386,000
9,200	Balchem Corporation	308,292
10,100	Brush Engineered Materials, Inc.[a]	187,254
19,200	Buckeye Technologies, Inc.[a]	187,392
27,800	Calgon Carbon Corporation[a]	386,420
28,600	Century Aluminum Company[a]	463,034
5,700	Clearwater Paper Corporation[a]	313,329
5,300	Deltic Timber Corporation	244,754
21,900	Eagle Materials, Inc.	570,495
24,300	H.B. Fuller Company	552,825
29,800	Headwaters, Inc.[a]	194,296
13,863	Myers Industries, Inc.	126,154
7,300	Neenah Paper, Inc.	101,835
5,900	NewMarket Corporation	677,143
4,500	Olympic Steel, Inc.	146,610
15,300	OM Group, Inc.[a]	480,267

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (98.0%)	Value
Materials (4.8%) - continued
5,600	Penford Corporation	$48,664
45,800	PolyOne Corporation[a]	342,126
5,600	Quaker Chemical Corporation	115,584
19,400	Rock-Tenn Company	977,954
15,000	RTI International Metals, Inc.[a]	377,550
8,900	Schweitzer-Mauduit International, Inc.	626,115
3,800	Stepan Company	246,278
13,900	Texas Industries, Inc.[b]	486,361
24,300	Wausau Paper Corporation	281,880
10,850	Zep, Inc.	187,922

	Total Materials	9,826,727

Telecommunications Services (0.6%)
12,900	Cbeyond, Inc.[a,b]	203,175
21,800	General Communication, Inc.[a]	139,084
16,300	Iowa Telecommunications Services, Inc.	273,188
16,800	Neutral Tandem, Inc.[a]	382,200
11,200	USA Mobility, Inc.	123,312

	Total Telecommunications Services	1,120,959

Utilities (3.5%)
14,833	ALLETE, Inc.	484,742
9,250	American States Water Company	327,543
27,300	Avista Corporation	589,407
5,900	Central Vermont Public Service Corporation	122,720
7,800	CH Energy Group, Inc.	331,656
21,800	El Paso Electric Company[a]	442,104
11,100	Laclede Group, Inc.	374,847
20,750	New Jersey Resources Corporation	776,050
13,200	Northwest Natural Gas Company	594,528
36,200	Piedmont Natural Gas Company, Inc.	968,350
14,900	South Jersey Industries, Inc.	568,882
22,400	Southwest Gas Corporation	639,072
14,966	UIL Holdings Corporation	420,245
17,800	UniSource Energy Corporation	572,982

	Total Utilities	7,213,128

	Total Common Stock (cost $189,555,618)	199,952,234

Principal Amount	Long-Term Fixed Income (0.2%)
U.S. Government and Agencies (0.2%)
	U.S. Treasury Notes
400,000	0.875%, 12/31/2010[c]	401,469

	Total U.S. Government and Agencies	401,469

	Total Long-Term Fixed Income (cost $400,580)	401,469

Shares	Collateral Held for Securities Loaned (11.9%)
24,200,701	Thrivent Financial Securities Lending Trust	$24,200,701

	Total Collateral Held for Securities Loaned (cost $24,200,701)	24,200,701

Principal Amount	Short-Term Investments (1.7%)[d]
	Federal Home Loan Mortgage Corporation Discount Notes
2,000,000	0.030%, 2/18/2010	1,999,920
1,500,000	0.030%, 2/22/2010	1,499,935

	Total Short-Term Investments (at amortized cost)	3,499,855

	Total Investments (cost $217,656,754) 111.8%	$228,054,259

	Other Assets and Liabilities, Net (11.8%)	(24,134,767)

	Total Net Assets 100.0%	$203,919,492

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	At December 31, 2009, $401,469 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$44,048,966
Gross unrealized depreciation	(38,231,661)

Net unrealized appreciation (depreciation)	$5,817,305

Cost for federal income tax purposes	$222,236,954

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Small Cap Index Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	30,272,730	30,272,730	—	—
Consumer Staples	7,143,808	7,143,808	—	—
Energy	10,413,180	10,413,180	—	—
Financials	37,298,658	37,298,658	—	—
Health Care	27,231,153	27,231,153	—	—
Industrials	33,930,858	33,930,858	—	—
Information Technology	35,501,033	35,501,033	—	—
Materials	9,826,727	9,826,727	—	—
Telecommunications Services	1,120,959	1,120,959	—	—
Utilities	7,213,128	7,213,128	—	—
Long-Term Fixed Income
U.S. Government and Agencies	401,469	—	401,469	—
Collateral Held for Securities Loaned	24,200,701	24,200,701	—	—
Short-Term Investments	3,499,855	—	3,499,855	—

Total	$228,054,259	$224,152,935	$3,901,324	$—

Other Financial Instruments*	$113,282	$113,282	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
Russell 2000 Index Mini-Futures	65	March 2010	$3,942,069	$4,055,351	$113,282
Total Futures Contracts					$113,282

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2009, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	113,282
Total Equity Contracts		113,282

Total Asset Derivatives		$113,282

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,203,307
Total Equity Contracts		1,203,307

Total		$1,203,307

The accompanying Notes to Financial Statements are an integral part of this schedule.

Small Cap Index Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Small Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	10,046
Total Equity Contracts		10,046

Total		$10,046

The following table presents Small Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$2,910,458	1.6%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Small Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$968,867	$26,216,731	$27,185,598	—	$—	$5,751
Thrivent Financial Securities Lending Trust	44,468,815	99,387,294	119,655,408	24,200,701	24,200,701	259,843
Total Value and Income Earned	45,437,682				24,200,701	265,594

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio II

Schedule of Investments as of December 31, 2009

Shares	Common Stock (92.2%)	Value
Consumer Discretionary (11.2%)
35,700	Bed Bath & Beyond, Inc.[a]	$1,379,091
33,500	Burger King Holdings, Inc.	630,470
207,300	Coldwater Creek, Inc.[a]	924,558
31,800	Darden Restaurants, Inc.	1,115,226
27,400	DeVry, Inc.	1,554,402
36,200	Discovery Communications, Inc.[a]	1,110,254
38,300	Dollar Tree, Inc.[a]	1,849,890
32,000	Gentex Corporation	571,200
41,700	International Game Technology	782,709
118,300	Leapfrog Enterprises, Inc.[a]	462,553
52,500	Toll Brothers, Inc.[a]	987,525
13,100	VF Corporation	959,444
22,000	WMS Industries, Inc.[a]	880,000
70,900	Zumiez, Inc.[a,b]	901,848

	Total Consumer Discretionary	14,109,170

Consumer Staples (3.8%)
41,900	Avon Products, Inc.	1,319,850
33,600	BJ’s Wholesale Club, Inc.[a]	1,099,056
56,200	H.J. Heinz Company	2,403,112

	Total Consumer Staples	4,822,018

Energy (12.9%)
39,500	Alpha Natural Resources, Inc.[a]	1,713,510
75,000	Forest Oil Corporation[a]	1,668,750
9,300	Helmerich & Payne, Inc.	370,884
83,300	Nabors Industries, Ltd.[a]	1,823,437
35,700	Peabody Energy Corporation	1,613,997
83,300	Petrohawk Energy Corporation[a]	1,998,367
90,500	Quicksilver Resources, Inc.[a,b]	1,358,405
21,700	Range Resources Corporation	1,081,745
43,000	Sunoco, Inc.	1,122,300
40,400	Ultra Petroleum Corporation[a]	2,014,344
35,500	Weatherford International, Ltd.[a]	635,805
48,300	Willbros Group, Inc.[a]	814,821

	Total Energy	16,216,365

Financials (6.2%)
10,300	IntercontinentalExchange, Inc.[a]	1,156,690
46,800	Lazard, Ltd.	1,776,996
23,100	PartnerRe, Ltd.	1,724,646
14,200	T. Rowe Price Group, Inc.	756,150
67,493	TCF Financial Corporation[b]	919,254
74,900	TD Ameritrade Holding Corporation[a]	1,451,562

	Total Financials	7,785,298

Health Care (11.5%)
12,600	Alexion Pharmaceuticals, Inc.[a]	615,132
81,200	Amylin Pharmaceuticals, Inc.[a]	1,152,228
26,100	Beckman Coulter, Inc.	1,707,984
131,100	Boston Scientific Corporation[a]	1,179,900
25,100	C.R. Bard, Inc.	1,955,290
13,100	CardioNet, Inc.[a,b]	77,814
15,300	Cephalon, Inc.[a]	954,873
22,400	CIGNA Corporation	790,048
89,100	Hologic, Inc.[a]	1,291,950
54,000	Myriad Genetics, Inc.[a]	1,409,400
20,900	Shire Pharmaceuticals Group plc ADR	1,226,830
20,500	Thermo Fisher Scientific, Inc.[a]	977,645
25,500	Vertex Pharmaceuticals, Inc.[a]	1,092,675

	Total Health Care	14,431,769

Industrials (16.1%)
47,200	Aecom Technology Corporation[a]	1,298,000
72,900	BE Aerospace, Inc.[a]	1,713,150
31,100	C.H. Robinson Worldwide, Inc.	1,826,503
21,100	Con-way, Inc.	736,601
109,700	Delta Air Lines, Inc.[a]	1,248,386
18,900	Flowserve Corporation	1,786,617
20,299	FTI Consulting, Inc.[a]	957,301
34,900	Knight Transportation, Inc.	673,221
52,260	Monster Worldwide, Inc.[a]	909,324
19,200	Precision Castparts Corporation	2,118,720
75,900	Quanta Services, Inc.[a]	1,581,756
62,900	Ryanair Holdings plc ADR[a]	1,686,978
36,000	SPX Corporation	1,969,200
31,100	Stericycle, Inc.[a]	1,715,787

	Total Industrials	20,221,544

Information Technology (18.8%)
49,187	Akamai Technologies, Inc.[a]	1,245,907
53,900	Altera Corporation	1,219,757
46,500	Electronic Arts, Inc.[a]	825,375
71,300	F5 Networks, Inc.[a]	3,777,474
44,200	FormFactor, Inc.[a]	961,792
30,400	Juniper Networks, Inc.[a]	810,768
72,300	Marvell Technology Group, Ltd.[a]	1,500,225
87,900	Maxim Integrated Products, Inc.	1,784,370
58,500	Molex, Inc.	1,260,675
67,400	NETAPP, Inc.[a]	2,317,886
17,551	Netlogic Microsystems, Inc.[a]	811,909
74,500	Nuance Communications, Inc.[a]	1,157,730
143,700	NVIDIA Corporation[a]	2,684,316
75,800	PMC-Sierra, Inc.[a]	656,428
52,500	Polycom, Inc.[a]	1,310,925
75,700	Symantec Corporation[a]	1,354,273

	Total Information Technology	23,679,810

Materials (7.6%)
20,800	FMC Corporation	1,159,808
25,800	Newmont Mining Corporation	1,220,598
70,200	Owens-Illinois, Inc.[a]	2,307,474
72,700	Pactiv Corporation[a]	1,754,978
58,400	Pan American Silver Corporation[a]	1,390,504
22,200	Praxair, Inc.	1,782,882

	Total Materials	9,616,244

Telecommunications Services (4.1%)
53,200	NII Holdings, Inc.[a]	1,786,456
61,400	SBA Communications Corporation[a]	2,097,424
70,800	TW Telecom, Inc.[a]	1,213,512

	Total Telecommunications Services	5,097,392

	Total Common Stock (cost $95,669,264)	115,979,610

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio II

Schedule of Investments as of December 31, 2009

Shares	Collateral Held for Securities Loaned (2.1%)	Value
2,701,775	Thrivent Financial Securities Lending Trust	$2,701,775

	Total Collateral Held for Securities Loaned (cost $2,701,775)	2,701,775

Principal Amount	Short-Term Investments (7.6%)[c]
	Chariot Funding, LLC
800,000	0.050%, 1/4/2010	799,997
	Federal Home Loan Mortgage Corporation Discount Notes
3,245,000	0.020%, 2/4/2010	3,244,939
	Federal National Mortgage Association Discount Notes
1,550,000	0.050%, 2/4/2010	1,549,927
4,000,000	0.040%, 2/16/2010	3,999,795

	Total Short-Term Investments (at amortized cost)	9,594,658

	Total Investments (cost $107,965,697) 101.9%	$128,276,043

	Other Assets and Liabilities, Net (1.9%)	(2,433,552)

	Total Net Assets 100.0%	$125,842,491

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$22,069,691
Gross unrealized depreciation	(2,409,138)

Net unrealized appreciation (depreciation)	$19,660,553

Cost for federal income tax purposes	$108,615,490

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Mid Cap Growth Portfolio II’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	14,109,170	14,109,170	—	—
Consumer Staples	4,822,018	4,822,018	—	—
Energy	16,216,365	16,216,365	—	—
Financials	7,785,298	7,785,298	—	—
Health Care	14,431,769	14,431,769	—	—
Industrials	20,221,544	20,221,544	—	—
Information Technology	23,679,810	23,679,810	—	—
Materials	9,616,244	9,616,244	—	—
Telecommunications Services	5,097,392	5,097,392	—	—
Collateral Held for Securities Loaned	2,701,775	2,701,775	—	—
Short-Term Investments	9,594,658	—	9,594,658	—

Total	$128,276,043	$118,681,385	$9,594,658	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Portfolio II, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$3,679,661	$32,810,058	$36,489,719	—	$—	$14,505
Thrivent Financial Securities Lending Trust	5,387,577	49,446,331	52,132,133	2,701,775	2,701,775	82,252
Total Value and Income Earned	9,067,238				2,701,775	96,757

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (95.4%)	Value
Consumer Discretionary (12.5%)
91,225	Bed Bath & Beyond, Inc.[a]	$3,524,022
55,550	BorgWarner, Inc.	1,845,371
119,000	Burger King Holdings, Inc.	2,239,580
601,600	Coldwater Creek, Inc.[a]	2,683,136
83,200	Darden Restaurants, Inc.	2,917,824
77,600	DeVry, Inc.	4,402,248
104,050	Discovery Communications, Inc.[a]	3,191,214
78,000	Dollar Tree, Inc.[a]	3,767,400
100,800	Gentex Corporation	1,799,280
100,250	Hasbro, Inc.	3,214,015
82,750	International Game Technology	1,553,218
72,850	Jack in the Box, Inc.[a]	1,432,959
123,900	KB Home[b]	1,694,952
292,700	Leapfrog Enterprises, Inc.[a]	1,144,457
151,025	Toll Brothers, Inc.[a]	2,840,780
36,700	VF Corporation	2,687,908
59,400	WMS Industries, Inc.[a]	2,376,000
175,725	Zumiez, Inc.[a,b]	2,235,222

	Total Consumer Discretionary	45,549,586

Consumer Staples (3.8%)
98,000	Avon Products, Inc.	3,087,000
99,700	BJ’s Wholesale Club, Inc.[a]	3,261,187
29,100	General Mills, Inc.	2,060,571
123,900	H.J. Heinz Company	5,297,964

	Total Consumer Staples	13,706,722

Energy (13.1%)
110,400	Alpha Natural Resources, Inc.[a]	4,789,152
60,775	Cameron International Corporation[a]	2,540,395
28,725	Diamond Offshore Drilling, Inc.[b]	2,827,115
210,100	Forest Oil Corporation[a]	4,674,725
27,300	Helmerich & Payne, Inc.	1,088,724
182,600	Nabors Industries, Ltd.[a]	3,997,114
79,200	Patterson-UTI Energy, Inc.	1,215,720
112,525	Peabody Energy Corporation	5,087,255
173,125	Petrohawk Energy Corporation[a]	4,153,269
201,300	Quicksilver Resources, Inc.[a,b]	3,021,513
50,200	Range Resources Corporation	2,502,470
89,175	Sunoco, Inc.	2,327,467
109,400	Ultra Petroleum Corporation[a]	5,454,684
104,400	Weatherford International, Ltd.[a]	1,869,804
143,525	Willbros Group, Inc.[a]	2,421,267

	Total Energy	47,970,674

Financials (5.7%)
30,750	IntercontinentalExchange, Inc.[a]	3,453,225
119,950	Lazard, Ltd.	4,554,501
52,800	PartnerRe, Ltd.	3,942,048
42,200	T. Rowe Price Group, Inc.	2,247,150
178,014	TCF Financial Corporation[b]	2,424,551
212,400	TD Ameritrade Holding Corporation[a]	4,116,312

	Total Financials	20,737,787

Health Care (12.0%)
31,300	Alexion Pharmaceuticals, Inc.[a]	1,528,066
132,325	Amylin Pharmaceuticals, Inc.[a]	1,877,692
53,600	Beckman Coulter, Inc.	3,507,584
136,100	BioMarin Pharmaceutical, Inc.[a]	2,560,041
271,900	Boston Scientific Corporation[a]	2,447,100
76,275	C.R. Bard, Inc.	5,941,822
42,900	CardioNet, Inc.[a,b]	254,826
37,000	Cephalon, Inc.[a]	2,309,170
71,100	CIGNA Corporation	2,507,697
223,150	Hologic, Inc.[a]	3,235,675
27,700	Life Technologies Corporation[a]	1,446,771
49,900	Millipore Corporation[a]	3,610,265
151,850	Myriad Genetics, Inc.[a]	3,963,285
72,300	Shire Pharmaceuticals Group plc ADR	4,244,010
47,000	Thermo Fisher Scientific, Inc.[a]	2,241,430
51,300	Vertex Pharmaceuticals, Inc.[a]	2,198,205

	Total Health Care	43,873,639

Industrials (16.0%)
116,000	Aecom Technology Corporation[a]	3,190,000
188,000	BE Aerospace, Inc.[a]	4,418,000
69,100	C.H. Robinson Worldwide, Inc.	4,058,243
52,200	Con-way, Inc.	1,822,302
305,875	Delta Air Lines, Inc.[a]	3,480,857
60,695	Expeditors International of Washington, Inc.	2,107,937
50,900	Flowserve Corporation	4,811,577
46,647	FTI Consulting, Inc.[a]	2,199,873
88,200	Knight Transportation, Inc.	1,701,378
129,050	Monster Worldwide, Inc.[a]	2,245,470
93,375	Pentair, Inc.	3,016,013
51,650	Precision Castparts Corporation	5,699,577
194,300	Quanta Services, Inc.[a]	4,049,212
43,875	Roper Industries, Inc.	2,297,734
131,350	Ryanair Holdings plc ADR[a]	3,522,807
94,100	SPX Corporation	5,147,270
85,400	Stericycle, Inc.[a]	4,711,518

	Total Industrials	58,479,768

Information Technology (18.1%)
106,814	Akamai Technologies, Inc.[a]	2,705,599
119,200	Altera Corporation	2,697,496
86,800	Analog Devices, Inc.	2,741,144
136,225	Electronic Arts, Inc.[a]	2,417,994
164,075	F5 Networks, Inc.[a]	8,692,694
110,600	FormFactor, Inc.[a]	2,406,656
51,850	Hewitt Associates, Inc.[a]	2,191,181
71,800	Juniper Networks, Inc.[a]	1,914,906
213,000	Marvell Technology Group, Ltd.[a]	4,419,750
212,200	Maxim Integrated Products, Inc.	4,307,660
162,625	Molex, Inc.	3,504,569
180,675	NETAPP, Inc.[a]	6,213,413
52,151	Netlogic Microsystems, Inc.[a]	2,412,505
143,000	Nuance Communications, Inc.[a]	2,222,220
341,525	NVIDIA Corporation[a]	6,379,687
228,650	PMC-Sierra, Inc.[a]	1,980,109
118,325	Polycom, Inc.[a]	2,954,575
176,950	Symantec Corporation[a]	3,165,635
120,200	Tyco Electronics, Ltd.	2,950,910

	Total Information Technology	66,278,703

Materials (9.1%)
53,225	Albemarle Corporation	1,935,793
94,775	Celanese Corporation	3,042,278
61,600	FMC Corporation	3,434,816
75,700	Newmont Mining Corporation	3,581,367
202,250	Owens-Illinois, Inc.[a]	6,647,957
195,800	Pactiv Corporation[a]	4,726,612

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (95.4%)	Value
Materials (9.1%) - continued
127,600	Pan American Silver Corporation[a]	$3,038,156
56,200	Praxair, Inc.	4,513,422
99,075	Rockwood Holdings, Inc.[a]	2,334,207

	Total Materials	33,254,608

Telecommunications Services (5.1%)
88,842	American Tower Corporation[a]	3,838,863
153,050	NII Holdings, Inc.[a]	5,139,419
169,300	SBA Communications Corporation[a]	5,783,288
223,150	TW Telecom, Inc.[a]	3,824,791

	Total Telecommunications Services	18,586,361

	Total Common Stock (cost $328,212,902)	348,437,848

	Collateral Held for Securities Loaned (2.9%)
10,479,037	Thrivent Financial Securities Lending Trust	10,479,037

	Total Collateral Held for Securities Loaned (cost $10,479,037)	10,479,037

Principal Amount	Short-Term Investments (4.1%)[c]
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.060%, 2/19/2010	4,999,592
	Federal National Mortgage Association Discount Notes
2,650,000	0.020%, 1/20/2010	2,649,972
	Jupiter Securitization Company, LLC
2,000,000	0.100%, 1/11/2010	1,999,944
	Societe Generale North America, Inc.
5,577,000	0.020%, 1/4/2010	5,576,991

	Total Short-Term Investments (at amortized cost)	15,226,499

	Total Investments (cost $353,918,438) 102.4%	$374,143,384

	Other Assets and Liabilities, Net (2.4%)	(8,927,885)

	Total Net Assets 100.0%	$365,215,499

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$45,557,009
Gross unrealized depreciation	(31,611,648)

Net unrealized appreciation (depreciation)	$13,945,361

Cost for federal income tax purposes	$360,198,023

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Mid Cap Growth Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	45,549,586	45,549,586	—	—
Consumer Staples	13,706,722	13,706,722	—	—
Energy	47,970,674	47,970,674	—	—
Financials	20,737,787	20,737,787	—	—
Health Care	43,873,639	43,873,639	—	—
Industrials	58,479,768	58,479,768	—	—
Information Technology	66,278,703	66,278,703	—	—
Materials	33,254,608	33,254,608	—	—
Telecommunications Services	18,586,361	18,586,361	—	—
Collateral Held for Securities Loaned	10,479,037	10,479,037	—	—
Short-Term Investments	15,226,499	—	15,226,499	—

Total	$374,143,384	$358,916,885	$15,226,499	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$11,178,760	$42,849,269	$54,028,029	—	$—	$23,804
Thrivent Financial Securities Lending Trust	34,543,185	162,156,132	186,220,280	10,479,037	10,479,037	187,723
Total Value and Income Earned	45,721,945				10,479,037	211,527

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (96.1%)	Value
Consumer Discretionary (13.6%)
176,570	CBS Corporation	$2,480,809
199,346	DISH Network Corporation	4,140,416
15,170	Fossil, Inc.[a]	509,105
82,050	Harley-Davidson, Inc.[b]	2,067,660
55,139	J.C. Penney Company, Inc.	1,467,249
54,556	Johnson Controls, Inc.	1,486,105
155,490	Liberty Media Corporation - Interactive[a]	1,685,512
15,575	Mohawk Industries, Inc.[a,b]	741,370
190,214	Newell Rubbermaid, Inc.	2,855,112
3,038	NVR, Inc.[a]	2,159,137
23,630	Snap-On, Inc.	998,604
38,780	Starwood Hotels & Resorts Worldwide, Inc.	1,418,185
34,251	TJX Companies, Inc.	1,251,874
48,598	Urban Outfitters, Inc.[a]	1,700,444

	Total Consumer Discretionary	24,961,582

Consumer Staples (2.8%)
38,390	BJ’s Wholesale Club, Inc.[a]	1,255,737
14,650	Clorox Company	893,650
17,408	J.M. Smucker Company	1,074,944
43,518	Molson Coors Brewing Company	1,965,273

	Total Consumer Staples	5,189,604

Energy (11.7%)
51,900	Atlas Energy, Inc.	1,565,823
46,210	Concho Resources, Inc.[a]	2,074,829
9,690	Core Laboratories NVb	1,144,583
45,977	Dril-Quip, Inc.[a]	2,596,781
83,970	EXCO Resources, Inc.	1,782,683
110,039	Newfield Exploration Company[a]	5,307,181
54,660	Oil States International, Inc.[a]	2,147,591
36,539	Range Resources Corporation	1,821,469
43,761	Whiting Petroleum Corporation[a]	3,127,599

	Total Energy	21,568,539

Financials (27.4%)
23,839	Alexandria Real Estate Equities, Inc.[b]	1,532,609
22,380	Arch Capital Group, Ltd.[a]	1,601,289
19,420	AvalonBay Communities, Inc.[b]	1,594,576
32,472	Boston Properties, Inc.	2,177,897
75,750	Comerica, Inc.	2,239,928
31,510	Digital Realty Trust, Inc.	1,584,323
82,418	Douglas Emmett, Inc.	1,174,457
17,061	Essex Property Trust, Inc.[b]	1,427,153
29,553	Everest Re Group, Ltd.	2,532,101
64,552	First Horizon National Corporation[a]	864,997
115,510	Genworth Financial, Inc.[a]	1,311,039
107,155	Hartford Financial Services Group, Inc.	2,492,425
187,527	Host Hotels & Resorts, Inc.[a]	2,188,440
146,418	Invesco, Ltd.	3,439,359
85,721	Janus Capital Group, Inc.	1,152,947
36,693	Lincoln National Corporation	912,922
20,753	M&T Bank Corporation[b]	1,388,168
117,672	Marsh & McLennan Companies, Inc.	2,598,198
243,370	Marshall & Ilsley Corporation	1,326,366
116,139	Principal Financial Group, Inc.	2,791,982
127,660	Progressive Corporation[a]	2,296,603
52,833	Raymond James Financial, Inc.[b]	$1,255,840
214,517	SLM Corporation[a]	2,417,607
97,842	SunTrust Banks, Inc.	1,985,214
154,163	W.R. Berkley Corporation	3,798,576
117,080	XL Capital, Ltd.	2,146,076

	Total Financials	50,231,092

Health Care (5.0%)
85,369	Aetna, Inc.	2,706,197
26,369	Biogen Idec, Inc.[a]	1,410,741
22,919	C.R. Bard, Inc.	1,785,390
17,856	Edwards Lifesciences Corporation[a]	1,550,794
47,066	Kinetic Concepts, Inc.[a]	1,772,035

	Total Health Care	9,225,157

Industrials (8.4%)
48,220	BE Aerospace, Inc.[a]	1,133,170
29,440	Cooper Industries plc	1,255,321
61,160	Corrections Corporation of America[a]	1,501,478
39,581	Cummins, Inc.	1,815,185
40,231	Eaton Corporation	2,559,496
1,620	Fluor Corporation	72,965
39,560	Kansas City Southern, Inc.[a]	1,316,952
34,210	Parker Hannifin Corporation	1,843,235
32,510	Pentair, Inc.	1,050,073
59,207	Republic Services, Inc.	1,676,150
29,480	Ryder System, Inc.	1,213,692

	Total Industrials	15,437,717

Information Technology (7.5%)
27,094	Amphenol Corporation	1,251,201
105,651	CommScope, Inc.[a]	2,802,921
127,293	IAC InterActiveCorp[a]	2,606,961
28,840	Lexmark International, Inc.[a]	749,263
202,501	ON Semiconductor Corporation[a]	1,784,034
124,580	Parametric Technology Corporation[a]	2,035,637
66,730	QLogic Corporation[a]	1,259,195
110,454	Teradyne, Inc.[a]	1,185,171

	Total Information Technology	13,674,383

Materials (8.8%)
63,740	Cliffs Natural Resources, Inc.	2,937,777
31,470	FMC Corporation	1,754,767
237,770	Huntsman Corporation	2,684,423
78,020	International Paper Company	2,089,376
49,328	Pactiv Corporation[a]	1,190,778
26,060	Terra Industries, Inc.	838,871
52,880	United States Steel Corporation	2,914,746
33,444	Vulcan Materials Company	1,761,495

	Total Materials	16,172,233

Telecommunications Services (2.5%)
37,879	CenturyTel, Inc.	1,371,599
129,390	Clearwire Corporation[a,b]	874,676
129,390	Clearwire Corporation Rights, $7.33, expires 6/21/2010[a,b]	51,756
633,936	Sprint Nextel Corporation[a]	2,320,206

	Total Telecommunications Services	4,618,237

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (96.1%)	Value
Utilities (8.4%)
29,680	Alliant Energy Corporation	$898,117
128,080	CMS Energy Corporation	2,005,733
75,592	DPL, Inc.	2,086,339
69,979	Edison International, Inc.	2,433,870
28,153	FirstEnergy Corporation	1,307,707
23,440	Great Plains Energy, Inc.	454,502
19,000	Northeast Utilities	490,010
84,164	NV Energy, Inc.	1,041,950
14,960	Pinnacle West Capital Corporation	547,237
91,136	PPL Corporation	2,944,604
17,390	SCANA Corporation	655,255
29,170	Xcel Energy, Inc.	619,279

	Total Utilities	15,484,603

	Total Common Stock (cost $155,593,013)	176,563,147

	Collateral Held for Securities Loaned (5.4%)
9,806,665	Thrivent Financial Securities Lending Trust	9,806,665

	Total Collateral Held for Securities Loaned (cost $9,806,665)	9,806,665

Principal Amount	Short-Term Investments (3.8%)[c]
	Enterprise Funding Company, LLC
4,550,000	0.010%, 1/4/2010	4,549,996
	Federal Home Loan Bank Discount Notes
2,500,000	0.040%, 1/22/2010	2,499,942

	Total Short-Term Investments (at amortized cost)	7,049,938

	Total Investments (cost $172,449,616) 105.3%	$193,419,750

	Other Assets and Liabilities, Net (5.3%)	(9,715,713)

	Total Net Assets 100.0%	$183,704,037

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$21,727,610
Gross unrealized depreciation	(3,284,664)

Net unrealized appreciation (depreciation)	$18,442,946

Cost for federal income tax purposes	$174,976,804

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Mid Cap Value Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Partner Mid Cap Value Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	24,961,582	24,961,582	—	—
Consumer Staples	5,189,604	5,189,604	—	—
Energy	21,568,539	21,568,539	—	—
Financials	50,231,092	50,231,092	—	—
Health Care	9,225,157	9,225,157	—	—
Industrials	15,437,717	15,437,717	—	—
Information Technology	13,674,383	13,674,383	—	—
Materials	16,172,233	16,172,233	—	—
Telecommunications Services	4,618,237	4,618,237	—	—
Utilities	15,484,603	15,484,603	—	—
Collateral Held for Securities Loaned	9,806,665	9,806,665	—	—
Short-Term Investments	7,049,938	—	7,049,938	—

Total	$193,419,750	$186,369,812	$7,049,938	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Mid Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$1,933,759	$44,109,258	$46,043,017	—	$—	$12,908
Thrivent Financial Securities Lending Trust	4,605,487	79,980,630	74,779,452	9,806,665	9,806,665	41,869
Total Value and Income Earned	6,539,246				9,806,665	54,777

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (95.9%)	Value
Consumer Discretionary (12.2%)
52,080	Aeropostale, Inc.[a]	$1,773,324
63,714	Autoliv, Inc.	2,762,639
95,582	Career Education Corporation[a]	2,228,016
154,800	CBS Corporation	2,174,940
312,877	Chico’s FAS, Inc.[a]	4,395,922
65,465	Discovery Communications, Inc.[a]	2,007,812
62,024	Dollar Tree, Inc.[a]	2,995,759
70,922	Guess ?, Inc.	3,000,001
75,934	Harman International Industries, Inc.	2,678,951
73,400	Jarden Corporation	2,268,794
77,062	Kohl’s Corporation[a]	4,155,954
76,095	McGraw-Hill Companies, Inc.	2,549,943
57,600	Omnicom Group, Inc.	2,255,040
69,955	Panera Bread Company[a]	4,684,886
91,939	Penn National Gaming, Inc.[a]	2,498,902
190,400	Scientific Games Corporation[a]	2,770,320
166,665	Toll Brothers, Inc.[a]	3,134,969
148,694	WMS Industries, Inc.[a]	5,947,760

	Total Consumer Discretionary	54,283,932

Consumer Staples (3.1%)
125,740	Flowers Foods, Inc.	2,987,583
37,460	J.M. Smucker Company	2,313,155
92,744	Kroger Company	1,904,034
109,412	TreeHouse Foods, Inc.[a]	4,251,750
178,700	Tyson Foods, Inc.	2,192,649

	Total Consumer Staples	13,649,171

Energy (8.5%)
146,292	Alpha Natural Resources, Inc.[a]	6,346,147
93,328	Comstock Resources, Inc.[a]	3,786,317
186,660	Forest Oil Corporation[a]	4,153,185
105,527	Helmerich & Payne, Inc.	4,208,417
114,506	National Oilwell Varco, Inc.	5,048,569
331,960	Patterson-UTI Energy, Inc.	5,095,586
91,455	Southwestern Energy Company[a]	4,408,131
86,765	Superior Energy Services, Inc.[a]	2,107,522
157,042	Willbros Group, Inc.[a]	2,649,298

	Total Energy	37,803,172

Financials (15.3%)
78,442	Commerce Bancshares, Inc.	3,037,274
159,276	Cousins Properties, Inc.[b]	1,215,276
189,473	Duke Realty Corporation	2,305,887
67,440	Eaton Vance Corporation	2,050,851
84,671	Endurance Specialty Holdings, Ltd.	3,152,301
174,435	Equity One, Inc.[b]	2,820,614
79,900	Hanover Insurance Group, Inc.	3,549,957
279,720	HCC Insurance Holdings, Inc.	7,823,769
359,048	Host Hotels & Resorts, Inc.[a,b]	4,190,090
23,049	IntercontinentalExchange, Inc.[a]	2,588,403
117,666	Invesco, Ltd.	2,763,974
71,324	Lazard, Ltd.	2,708,172
206,363	Marshall & Ilsley Corporation	1,124,678
321,191	New York Community Bancorp, Inc.[b]	4,660,482
32,833	Northern Trust Corporation	1,720,449
37,443	PartnerRe, Ltd.	2,795,494
45,294	Rayonier, Inc. REIT	1,909,595
301,060	W.R. Berkley Corporation	7,418,118
232,977	Washington Federal, Inc.	4,505,775
69,874	Westamerica Bancorporation[b]	3,868,923
115,472	Zions Bancorporation[b]	1,481,506

	Total Financials	67,691,588

Health Care (11.3%)
58,541	Beckman Coulter, Inc.	3,830,923
129,543	BioMarin Pharmaceutical, Inc.[a]	2,436,704
49,482	C.R. Bard, Inc.	3,854,648
57,978	Charles River Laboratories International, Inc.[a]	1,953,279
169,262	Community Health Systems, Inc.[a]	6,025,727
176,771	Coventry Health Care, Inc.[a]	4,293,767
32,512	Henry Schein, Inc.[a]	1,710,131
187,440	Hologic, Inc.[a]	2,717,880
59,849	Kinetic Concepts, Inc.[a]	2,253,315
201,673	King Pharmaceuticals, Inc.[a]	2,474,528
82,154	Lincare Holdings, Inc.[a]	3,049,556
74,888	Masimo Corporation[a]	2,278,093
25,144	NuVasive, Inc.[a,b]	804,105
50,468	Shire Pharmaceuticals Group plc ADR	2,962,472
51,112	United Therapeutics Corporation[a]	2,691,047
54,414	Varian Medical Systems, Inc.[a]	2,549,296
100,675	Vertex Pharmaceuticals, Inc.[a]	4,313,924

	Total Health Care	50,199,395

Industrials (13.6%)
34,445	Alliant Techsystems, Inc.[a]	3,040,460
104,962	BE Aerospace, Inc.[a]	2,466,607
78,431	CSX Corporation	3,803,119
71,162	IDEX Corporation	2,216,696
308,186	Manitowoc Company, Inc.[b]	3,072,615
42,408	Manpower, Inc.	2,314,629
136,862	Monster Worldwide, Inc.[a,b]	2,381,399
79,820	Navistar International Corporation[a]	3,085,043
152,834	Oshkosh Corporation	5,659,443
117,182	Pall Corporation	4,241,988
40,182	Parker Hannifin Corporation	2,165,006
23,131	Precision Castparts Corporation	2,552,506
81,349	Rockwell Collins, Inc.	4,503,481
63,473	Roper Industries, Inc.	3,324,081
75,000	Shaw Group, Inc.[a]	2,156,250
72,532	SPX Corporation	3,967,500
93,488	Tyco International, Ltd.	3,335,652
223,818	Werner Enterprises, Inc.	4,429,358
61,058	WESCO International, Inc.[a]	1,649,177

	Total Industrials	60,365,010

Information Technology (16.8%)
99,709	Akamai Technologies, Inc.[a]	2,525,629
1,580,206	Atmel Corporation[a]	7,284,750
968,786	Compuware Corporation[a]	7,004,323
221,904	eBay, Inc.[a]	5,223,620
106,342	F5 Networks, Inc.[a]	5,633,999
250,451	FormFactor, Inc.[a]	5,449,814
84,832	Juniper Networks, Inc.[a]	2,262,469
66,392	KLA-Tencor Corporation	2,400,735
80,382	Lam Research Corporation[a]	3,151,778
163,505	Maxim Integrated Products, Inc.	3,319,151
94,858	Novellus Systems, Inc.[a]	2,213,986
97,776	Paychex, Inc.	2,995,857
220,193	PMC-Sierra, Inc.[a]	1,906,871
155,432	Polycom, Inc.[a]	3,881,137

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (95.9%)	Value
Information Technology (16.8%) - continued
52,400	Sybase, Inc.[a]	$2,274,160
498,787	Teradyne, Inc.[a]	5,351,985
451,800	TIBCO Software, Inc.[a]	4,350,834
139,891	Xilinx, Inc.	3,505,668
126,060	Zebra Technologies Corporation[a]	3,575,062

	Total Information Technology	74,311,828

Materials (9.1%)
205,317	Albemarle Corporation	7,467,379
88,803	Ball Corporation	4,591,115
16,991	CF Industries Holdings, Inc.[b]	1,542,443
176,932	Commercial Metals Company	2,768,986
197,224	Crown Holdings, Inc.[a]	5,044,990
137,958	Owens-Illinois, Inc.[a]	4,534,679
208,880	Packaging Corporation of America	4,806,329
127,529	Sealed Air Corporation	2,787,784
75,612	Silgan Holdings, Inc.	4,376,423
125,900	Steel Dynamics, Inc.	2,230,948

	Total Materials	40,151,076

Telecommunications Services (0.8%)
107,400	Telephone and Data Systems, Inc.	3,643,008

	Total Telecommunications Services	3,643,008

Utilities (5.2%)
80,947	Alliant Energy Corporation	2,449,456
119,760	DPL, Inc.	3,305,376
24,660	Entergy Corporation	2,018,174
64,118	EQT Corporation	2,816,063
34,042	FirstEnergy Corporation	1,581,251
55,883	National Fuel Gas Company	2,794,150
236,378	NV Energy, Inc.	2,926,360
83,382	Pepco Holdings, Inc.	1,404,987
86,685	Portland General Electric Company	1,769,241
83,866	UGI Corporation	2,028,718

	Total Utilities	23,093,776

	Total Common Stock (cost $382,180,685)	425,191,956

	Collateral Held for Securities Loaned (4.2%)
18,736,612	Thrivent Financial Securities Lending Trust	18,736,612

	Total Collateral Held for Securities Loaned (cost $18,736,612)	18,736,612

Principal Amount	Short-Term Investments (4.2%)[c]
	Chariot Funding, LLC
3,405,000	0.050%, 1/4/2010	3,404,986
	Federal Home Loan Bank Discount Notes
10,000,000	0.030%, 1/15/2010	9,999,883
	Federal National Mortgage Association Discount Notes
2,215,000	0.050%, 2/4/2010	2,214,895
	Jupiter Securitization Company, LLC
3,000,000	0.100%, 1/11/2010	2,999,917

	Total Short-Term Investments (at amortized cost)	18,619,681

	Total Investments (cost $419,536,978) 104.3%	$462,548,249

	Other Assets and Liabilities, Net (4.3%)	(19,025,765)

	Total Net Assets 100.0%	$443,522,484

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$65,057,759
Gross unrealized depreciation	(29,767,976)

Net unrealized appreciation (depreciation)	$35,289,783

Cost for federal income tax purposes	$427,258,466

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Stock Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Mid Cap Stock Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	54,283,932	54,283,932	—	—
Consumer Staples	13,649,171	13,649,171	—	—
Energy	37,803,172	37,803,172	—	—
Financials	67,691,588	67,691,588	—	—
Health Care	50,199,395	50,199,395	—	—
Industrials	60,365,010	60,365,010	—	—
Information Technology	74,311,828	74,311,828	—	—
Materials	40,151,076	40,151,076	—	—
Telecommunications Services	3,643,008	3,643,008	—	—
Utilities	23,093,776	23,093,776	—	—
Collateral Held for Securities Loaned	18,736,612	18,736,612	—	—
Short-Term Investments	18,619,681	—	18,619,681	—

Total	$462,548,249	$443,928,568	$18,619,681	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$13,558	$65,082,618	$65,096,176	—	$—	$17,758
Thrivent Financial Securities Lending Trust	26,343,474	180,853,800	188,460,662	18,736,612	18,736,612	212,678
Total Value and Income Earned	26,357,032				18,736,612	230,436

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (97.5%)	Value
Consumer Discretionary (13.6%)
4,433	99 Cents Only Stores[a]	$57,939
5,100	Aaron’s, Inc.[b]	141,423
8,800	Advance Auto Parts, Inc.	356,224
6,200	Aeropostale, Inc.[a]	211,110
19,680	American Eagle Outfitters, Inc.	334,166
3,700	American Greetings Corporation	80,623
5,550	AnnTaylor Stores Corporation[a]	75,702
3,770	Barnes & Noble, Inc.	71,894
2,910	Bob Evans Farms, Inc.	84,245
10,920	BorgWarner, Inc.	362,762
5,300	Boyd Gaming Corporation[a]	44,361
9,655	Brinker International, Inc.	144,053
4,260	Brink’s Home Security Holdings, Inc.[a]	139,046
6,500	Career Education Corporation[a]	151,515
20,800	CarMax, Inc.[a]	504,400
5,600	Cheesecake Factory, Inc.[a]	120,904
16,800	Chico’s FAS, Inc.[a]	236,040
2,900	Chipotle Mexican Grill, Inc.[a]	255,664
5,800	Coldwater Creek, Inc.[a]	25,868
6,100	Collective Brands, Inc.[a]	138,897
8,300	Corinthian Colleges, Inc.[a,b]	114,291
8,300	Dick’s Sporting Goods, Inc.[a]	206,421
8,260	Dollar Tree, Inc.[a]	398,958
7,000	DreamWorks Animation SKG, Inc.[a]	279,650
15,000	Foot Locker, Inc.	167,100
4,500	Fossil, Inc.[a]	151,020
13,020	Gentex Corporation	232,407
5,400	Guess ?, Inc.	228,420
9,000	Hanesbrands, Inc.[a]	216,990
3,700	Harte-Hanks, Inc.	39,886
2,970	International Speedway Corporation	84,497
2,900	ITT Educational Services, Inc.[a]	278,284
5,200	J. Crew Group, Inc.[a]	232,648
4,000	John Wiley and Sons, Inc.	167,520
7,000	KB Home	95,760
5,100	Lamar Advertising Company[a,b]	158,559
3,800	Life Time Fitness, Inc.[a,b]	94,734
13,400	LKQ Corporation[a]	262,506
3,500	M.D.C. Holdings, Inc.	108,640
2,800	Matthews International Corporation	99,204
5,270	Mohawk Industries, Inc.[a,b]	250,852
4,000	Netflix, Inc.[a,b]	220,560
500	NVR, Inc.[a]	355,355
2,900	Panera Bread Company[a]	194,213
11,600	PetSmart, Inc.	309,604
4,800	Phillips-Van Heusen Corporation	195,264
5,400	Regis Corporation	84,078
6,300	Rent-A-Center, Inc.[a]	111,636
4,100	Ryland Group, Inc.	80,770
15,150	Saks, Inc.[a,b]	99,384
2,310	Scholastic Corporation	68,907
6,200	Scientific Games Corporation[a]	90,210
24,300	Service Corporation International	199,017
6,220	Sotheby’s Holdings, Inc.[b]	139,826
1,300	Strayer Education, Inc.[b]	276,237
3,300	Thor Industries, Inc.	103,620
4,300	Timberland Company[a]	77,099
13,000	Toll Brothers, Inc.[a]	244,530
5,900	Tupperware Brands Corporation	274,763
3,500	Under Armour, Inc.[a]	95,445
12,100	Urban Outfitters, Inc.[a]	423,379
4,200	Warnaco Group, Inc.[a]	177,198
34,914	Wendy’s/Arby’s Group, Inc.	163,747
9,880	Williams-Sonoma, Inc.	205,306
4,900	WMS Industries, Inc.[a]	196,000

	Total Consumer Discretionary	11,791,331

Consumer Staples (3.9%)
8,000	Alberto-Culver Company	234,320
5,140	BJ’s Wholesale Club, Inc.[a]	168,129
6,610	Church & Dwight Company, Inc.	399,575
7,000	Corn Products International, Inc.	204,610
6,650	Energizer Holdings, Inc.[a]	407,512
7,400	Flowers Foods, Inc.	175,824
3,200	Green Mountain Coffee Roasters, Inc.[a]	260,704
6,600	Hansen Natural Corporation[a]	253,440
1,740	Lancaster Colony Corporation	86,478
5,800	NBTY, Inc.[a]	252,532
5,310	PepsiAmericas, Inc.	155,371
5,400	Ralcorp Holdings, Inc.[a]	322,434
3,810	Ruddick Corporation	98,031
13,300	Smithfield Foods, Inc.[a]	202,027
2,526	Tootsie Roll Industries, Inc.[b]	69,162
2,240	Universal Corporation	102,166

	Total Consumer Staples	3,392,315

Energy (6.7%)
15,200	Arch Coal, Inc.	338,200
5,300	Atwood Oceanics, Inc.[a]	190,005
3,600	Bill Barrett Corporation[a]	111,996
7,800	Cimarex Energy Company	413,166
4,300	Comstock Resources, Inc.[a]	174,451
5,200	Encore Acquisition Company[a]	249,704
5,878	Exterran Holdings, Inc.[a,b]	126,083
10,600	Forest Oil Corporation[a]	235,850
10,100	Frontier Oil Corporation	121,604
8,700	Helix Energy Solutions Group, Inc.[a]	102,225
9,880	Helmerich & Payne, Inc.	394,014
9,700	Mariner Energy, Inc.[a]	112,617
12,400	Newfield Exploration Company[a]	598,052
5,100	Oceaneering International, Inc.[a]	298,452
2,300	Overseas Shipholding Group, Inc.	101,085
7,100	Patriot Coal Corporation[a,b]	109,766
14,800	Patterson-UTI Energy, Inc.	227,180
13,039	Plains Exploration & Production Company[a]	360,659
16,320	Pride International, Inc.[a]	520,771
11,200	Quicksilver Resources, Inc.[a,b]	168,112
11,700	Southern Union Company	265,590
7,300	Superior Energy Services, Inc.[a]	177,317
4,800	Tidewater, Inc.	230,160
3,700	Unit Corporation[a]	157,250

	Total Energy	5,784,309

Financials (18.7%)
3,900	Affiliated Managers Group, Inc.[a]	262,665
4,200	Alexandria Real Estate Equities, Inc.[b]	270,018
13,800	AMB Property Corporation	352,590
7,335	American Financial Group, Inc.	183,008
9,090	AmeriCredit Corporation[a,b]	173,074

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (97.5%)	Value
Financials (18.7%) - continued
16,500	Apollo Investment Corporation	$157,245
9,700	Arthur J. Gallagher & Company	218,347
12,093	Associated Banc-Corp	133,144
7,770	Astoria Financial Corporation	96,581
6,900	BancorpSouth, Inc.	161,874
4,500	Bank of Hawaii Corporation	211,770
5,200	BRE Properties, Inc.	172,016
11,500	Brown & Brown, Inc.	206,655
6,100	Camden Property Trust	258,457
6,000	Cathay General Bancorp[b]	45,300
4,020	City National Corporation	183,312
6,777	Commerce Bancshares, Inc.	262,405
5,400	Corporate Office Properties Trust	197,802
9,633	Cousins Properties, Inc.	73,500
5,600	Cullen/Frost Bankers, Inc.	280,000
21,100	Duke Realty Corporation	256,787
11,000	Eaton Vance Corporation	334,510
3,000	Equity One, Inc.[b]	48,510
2,800	Essex Property Trust, Inc.[b]	234,220
5,610	Everest Re Group, Ltd.	480,665
5,700	Federal Realty Investment Trust	386,004
21,705	Fidelity National Financial, Inc.	292,149
9,400	First American Corporation	311,234
18,100	First Niagara Financial Group, Inc.	251,771
8,198	FirstMerit Corporation	165,108
16,900	Fulton Financial Corporation	147,368
4,670	Hanover Insurance Group, Inc.	207,488
10,550	HCC Insurance Holdings, Inc.	295,084
6,600	Highwoods Properties, Inc.	220,110
3,860	Horace Mann Educators Corporation	48,250
11,500	Hospitality Properties Trust	272,665
4,900	International Bancshares Corporation[b]	92,757
11,200	Jefferies Group, Inc.[a]	265,776
3,900	Jones Lang LaSalle, Inc.	235,560
10,500	Liberty Property Trust	336,105
9,241	Macerich Company[b]	332,214
7,300	Mack-Cali Realty Corporation	252,361
3,300	Mercury General Corporation	129,558
9,700	MSCI, Inc.[a]	308,460
10,500	Nationwide Health Properties, Inc.	369,390
39,311	New York Community Bancorp, Inc.[b]	570,403
10,400	NewAlliance Bancshares, Inc.	124,904
22,950	Old Republic International Corporation	230,418
8,200	Omega Healthcare Investors, Inc.	159,490
2,800	PacWest Bancorp	56,420
3,707	Potlatch Corporation	118,179
8,070	Protective Life Corporation	133,559
9,225	Raymond James Financial, Inc.[b]	219,278
7,408	Rayonier, Inc. REIT	312,321
9,800	Realty Income Corporation[b]	253,918
7,500	Regency Centers Corporation	262,950
6,800	Reinsurance Group of America, Inc.	324,020
12,340	SEI Investments Company	216,197
12,000	Senior Housing Property Trust	262,440
7,300	SL Green Realty Corporation	366,752
4,600	StanCorp Financial Group, Inc.	184,092
3,830	SVB Financial Group[a,b]	159,673
46,000	Synovus Financial Corporation	94,300
10,620	TCF Financial Corporation[b]	144,644
5,200	Trustmark Corporation	117,208
14,403	UDR, Inc.	236,785
4,600	Unitrin, Inc.	101,430
14,005	Valley National Bancorp[b]	197,891
12,775	W.R. Berkley Corporation	314,776
7,940	Waddell & Reed Financial, Inc.	242,488
10,627	Washington Federal, Inc.	205,526
6,130	Webster Financial Corporation	72,763
9,700	Weingarten Realty Investors[b]	191,963
2,720	Westamerica Bancorporation[b]	150,606
6,580	Wilmington Trust Corporation[b]	81,197

	Total Financials	16,280,458

Health Care (11.9%)
6,900	Affymetrix, Inc.[a]	40,296
6,430	Beckman Coulter, Inc.	420,779
1,800	Bio-Rad Laboratories, Inc.[a]	173,628
6,300	Cerner Corporation[a,b]	519,372
6,100	Charles River Laboratories International, Inc.[a]	205,509
8,800	Community Health Systems, Inc.[a]	313,280
6,010	Covance, Inc.[a]	327,966
5,220	Edwards Lifesciences Corporation[a]	453,357
11,100	Endo Pharmaceutical Holdings, Inc.[a]	227,661
4,600	Gen-Probe, Inc.[a]	197,340
23,400	Health Management Associates, Inc.[a]	170,118
9,680	Health Net, Inc.[a]	225,447
8,400	Henry Schein, Inc.[a]	441,840
5,950	Hill-Rom Holdings, Inc.	142,740
24,300	Hologic, Inc.[a]	352,350
5,500	IDEXX Laboratories, Inc.[a,b]	293,920
6,500	Immucor, Inc.[a]	131,560
3,700	Kindred Healthcare, Inc.[a]	68,302
5,900	Kinetic Concepts, Inc.[a]	222,135
5,200	LifePoint Hospitals, Inc.[a]	169,052
6,320	Lincare Holdings, Inc.[a]	234,598
4,800	Masimo Corporation[a]	146,016
5,500	Medicis Pharmaceutical Corporation	148,775
3,100	Mettler-Toledo International, Inc.[a]	325,469
11,120	Omnicare, Inc.	268,993
5,400	OSI Pharmaceuticals, Inc.[a]	167,562
3,900	Owens & Minor, Inc.	167,427
7,550	Perrigo Company	300,792
11,000	Pharmaceutical Product Development, Inc.	257,840
5,200	Psychiatric Solutions, Inc.[a]	109,928
7,000	ResMed, Inc.[a]	365,890
5,500	STERIS Corporation	153,835
3,500	Techne Corporation	239,960
3,740	Teleflex, Inc.	201,549
5,300	Thoratec Corporation[a]	142,676
4,400	United Therapeutics Corporation[a]	231,660
9,200	Universal Health Services, Inc.	280,600
6,410	Valeant Pharmaceuticals International[a]	203,774
2,700	Varian, Inc.[a]	139,158
8,000	VCA Antech, Inc.[a]	199,360
18,020	Vertex Pharmaceuticals, Inc.[a]	772,157

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (97.5%)	Value
Health Care (11.9%) - continued
3,900	Wellcare Health Plans, Inc.[a]	$143,364

	Total Health Care	10,298,035

Industrials (14.2%)
10,500	Aecom Technology Corporation[a]	288,750
8,630	AGCO Corporation[a]	279,094
12,900	AirTran Holdings, Inc.[a]	67,338
3,340	Alaska Air Group, Inc.[a]	115,430
3,860	Alexander & Baldwin, Inc.	132,128
3,100	Alliant Techsystems, Inc.[a]	273,637
10,070	AMETEK, Inc.	385,077
9,400	BE Aerospace, Inc.[a]	220,900
4,460	Brink’s Company	108,556
7,000	Bucyrus International, Inc.	394,590
5,740	Carlisle Companies, Inc.	196,652
2,100	Clean Harbors, Inc.[a]	125,181
4,630	Con-way, Inc.	161,633
6,300	Copart, Inc.[a]	230,769
3,200	Corporate Executive Board Company	73,024
10,800	Corrections Corporation of America[a]	265,140
4,400	Crane Company	134,728
4,900	Deluxe Corporation	72,471
7,200	Donaldson Company, Inc.	306,288
5,100	Federal Signal Corporation	30,702
4,800	FTI Consulting, Inc.[a]	226,368
4,420	GATX Corporation	127,075
5,600	Graco, Inc.	159,992
3,160	Granite Construction, Inc.	106,366
7,500	Harsco Corporation	241,725
5,390	Herman Miller, Inc.	86,132
4,230	HNI Corporation[b]	116,875
5,530	Hubbell, Inc.	261,569
7,600	IDEX Corporation	236,740
8,240	JB Hunt Transport Services, Inc.	265,905
19,875	JetBlue Airways Corporation[a]	108,319
9,550	Joy Global, Inc.	492,685
9,000	Kansas City Southern, Inc.[a]	299,610
15,100	KBR, Inc.	286,900
7,640	Kennametal, Inc.	198,029
5,000	Kirby Corporation[a]	174,150
4,440	Korn/Ferry International[a]	73,260
4,700	Landstar System, Inc.	182,219
4,500	Lennox International, Inc.	175,680
4,000	Lincoln Electric Holdings, Inc.	213,840
7,370	Manpower, Inc.	402,255
2,800	Mine Safety Appliances Company	74,284
8,660	MPS Group, Inc.[a]	118,988
4,100	MSC Industrial Direct Company, Inc.	192,700
4,800	Navigant Consulting, Inc.[a]	71,328
3,090	Nordson Corporation	189,046
8,500	Oshkosh Corporation	314,755
9,160	Pentair, Inc.	295,868
3,400	Regal-Beloit Corporation	176,596
4,148	Rollins, Inc.	79,974
7,800	Shaw Group, Inc.[a]	224,250
4,560	SPX Corporation	249,432
10,200	Terex Corporation[a,b]	202,062
4,900	Thomas & Betts Corporation[a]	175,371
7,500	Timken Company	177,825
4,000	Towers Watson & Company	190,080
7,395	Trinity Industries, Inc.	128,969
5,698	United Rentals, Inc.[a]	55,897
7,800	URS Corporation[a]	347,256
1,800	Valmont Industries, Inc.	141,210
4,400	Wabtec Corporation	179,696
7,300	Waste Connections, Inc.[a]	243,236
4,200	Werner Enterprises, Inc.	83,118
5,300	Woodward Governor Company	136,581

	Total Industrials	12,346,304

Information Technology (14.9%)
37,100	3Com Corporation[a]	278,250
3,220	ACI Worldwide, Inc.[a]	55,223
7,590	Acxiom Corporation[a]	101,858
9,400	ADC Telecommunications, Inc.[a]	58,374
5,180	ADTRAN, Inc.	116,809
1,400	Advent Software, Inc.[a,b]	57,022
5,000	Alliance Data Systems Corporation[a]	322,950
8,300	ANSYS, Inc.[a]	360,718
10,200	AOL, Inc.[a]	237,456
11,170	Arrow Electronics, Inc.[a]	330,744
44,020	Atmel Corporation[a]	202,932
14,120	Avnet, Inc.[a]	425,859
13,000	Broadridge Financial Solutions, Inc.	293,280
25,680	Cadence Design Systems, Inc.[a]	153,823
8,700	CIENA Corporation[a,b]	94,308
8,874	CommScope, Inc.[a]	235,427
11,800	Convergys Corporation[a]	126,850
9,700	Cree, Inc.[a]	546,789
6,330	Diebold, Inc.	180,089
3,600	Digital River, Inc.[a]	97,164
3,710	DST Systems, Inc.[a]	161,571
3,600	Equinix, Inc.[a]	382,140
7,400	F5 Networks, Inc.[a]	392,052
3,900	FactSet Research Systems, Inc.	256,893
4,450	Fair Isaac Corporation	94,829
11,900	Fairchild Semiconductor International, Inc.[a]	118,881
5,700	Gartner, Inc.[a]	102,828
7,600	Global Payments, Inc.	409,336
7,900	Hewitt Associates, Inc.[a]	333,854
8,400	Informatica Corporation[a]	217,224
15,500	Ingram Micro, Inc.[a]	270,475
16,850	Integrated Device Technology, Inc.[a]	109,020
6,650	International Rectifier Corporation[a]	147,098
11,700	Intersil Corporation	179,478
3,800	Itron, Inc.[a]	256,766
8,160	Jack Henry & Associates, Inc.	188,659
11,900	Lam Research Corporation[a]	466,599
9,000	Lender Processing Services, Inc.	365,940
2,100	ManTech International Corporation[a]	101,388
9,470	Mentor Graphics Corporation[a]	83,620
7,400	MICROS Systems, Inc.[a]	229,622
5,275	National Instruments Corporation	155,349
15,200	NCR Corporation[a]	169,176
6,900	NeuStar, Inc.[a]	158,976
15,600	Palm, Inc.[a,b]	156,624
11,200	Parametric Technology Corporation[a]	183,008

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (97.5%)	Value
Information Technology (14.9%) - continued
4,540	Plantronics, Inc.	$117,949
8,020	Polycom, Inc.[a]	200,259
6,100	Quest Software, Inc.[a]	112,240
25,640	RF Micro Devices, Inc.[a]	122,303
9,640	Rovi Corporation[a]	307,227
5,890	Semtech Corporation[a]	100,189
4,200	Silicon Laboratories, Inc.[a]	203,028
6,500	Solera Holdings, Inc.	234,065
4,100	SRA International, Inc.[a]	78,310
7,580	Sybase, Inc.[a]	328,972
13,680	Synopsys, Inc.[a]	304,790
4,880	Tech Data Corporation[a]	227,701
11,300	Trimble Navigation, Ltd.[a]	284,760
8,300	ValueClick, Inc.[a]	83,996
18,020	Vishay Intertechnology, Inc.[a]	150,467
5,500	Zebra Technologies Corporation[a]	155,980

	Total Information Technology	12,979,567

Materials (6.2%)
8,520	Albemarle Corporation	309,872
6,300	AptarGroup, Inc.	225,162
7,000	Ashland, Inc.	277,340
6,090	Cabot Corporation	159,741
4,100	Carpenter Technology Corporation	110,495
10,600	Commercial Metals Company	165,890
4,560	Cytec Industries, Inc.	166,075
3,200	Greif, Inc.	172,736
11,900	Louisiana-Pacific Corporation[a]	83,062
6,360	Lubrizol Corporation	463,962
4,120	Martin Marietta Materials, Inc.[b]	368,369
1,680	Minerals Technologies, Inc.	91,510
7,400	Olin Corporation	129,648
9,600	Packaging Corporation of America	220,896
6,100	Reliance Steel & Aluminum Company	263,642
12,100	RPM International, Inc.	245,993
4,300	Scotts Miracle-Gro Company	169,033
4,530	Sensient Technologies Corporation	119,139
2,600	Silgan Holdings, Inc.	150,488
9,380	Sonoco Products Company	274,365
20,300	Steel Dynamics, Inc.	359,716
10,100	Temple-Inland, Inc.	213,211
9,300	Terra Industries, Inc.	299,367
9,560	Valspar Corporation	259,458
6,000	Worthington Industries, Inc.	78,420

	Total Materials	5,377,590

Telecommunications Services (0.8%)
20,210	Cincinnati Bell, Inc.[a]	69,725
6,500	Syniverse Holdings, Inc.[a]	113,620
8,720	Telephone and Data Systems, Inc.	295,782
14,200	TW Telecom, Inc.[a]	243,388

	Total Telecommunications Services	722,515

Utilities (6.6%)
7,280	AGL Resources, Inc.	265,502
10,300	Alliant Energy Corporation	311,678
13,066	Aqua America, Inc.[b]	228,786
8,700	Atmos Energy Corporation	255,780
3,800	Black Hills Corporation	101,194
5,600	Cleco Corporation	153,048
11,330	DPL, Inc.	312,708
48,800	Dynegy, Inc.[a]	88,328
6,700	Energen Corporation	313,560
12,763	Great Plains Energy, Inc.	247,474
8,780	Hawaiian Electric Industries, Inc.	183,502
4,530	IDACORP, Inc.	144,733
17,725	MDU Resources Group, Inc.	418,310
7,500	National Fuel Gas Company	375,000
10,040	NSTAR	369,472
22,100	NV Energy, Inc.	273,598
9,190	OGE Energy Corporation	339,111
10,000	ONEOK, Inc.	445,700
8,275	PNM Resources, Inc.	104,679
10,300	UGI Corporation	249,157
7,890	Vectren Corporation	194,725
10,320	Westar Energy, Inc.	224,254
4,710	WGL Holdings, Inc.	157,973

	Total Utilities	5,758,272

	Total Common Stock (cost $78,844,648)	84,730,696

	Collateral Held for Securities Loaned (7.3%)
6,345,282	Thrivent Financial Securities Lending Trust	6,345,282

	Total Collateral Held for Securities Loaned (cost $6,345,282)	6,345,282

Principal Amount	Short-Term Investments (2.3%)[c]
	Federal Home Loan Bank Discount Notes
1,000,000	0.040%, 1/15/2010	999,985
200,000	0.200%, 3/17/2010[d]	199,918
	Federal Home Loan Mortgage Corporation Discount Notes
845,000	0.020%, 2/4/2010	844,984

	Total Short-Term Investments (at amortized cost)	2,044,887

	Total Investments (cost $87,234,817) 107.1%	$93,120,865

	Other Assets and Liabilities, Net (7.1%)	(6,188,537)

	Total Net Assets 100.0%	$86,932,328

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	At December 31, 2009, $199,918 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2009

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$14,870,309
Gross unrealized depreciation	(11,582,352)

Net unrealized appreciation (depreciation)	$3,287,957

Cost for federal income tax purposes	$89,832,908

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Mid Cap Index Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	11,791,331	11,791,331	—	—
Consumer Staples	3,392,315	3,392,315	—	—
Energy	5,784,309	5,784,309	—	—
Financials	16,280,458	16,280,458	—	—
Health Care	10,298,035	10,298,035	—	—
Industrials	12,346,304	12,346,304	—	—
Information Technology	12,979,567	12,979,567	—	—
Materials	5,377,590	5,377,590	—	—
Telecommunications Services	722,515	722,515	—	—
Utilities	5,758,272	5,758,272	—	—
Collateral Held for Securities Loaned	6,345,282	6,345,282	—	—
Short-Term Investments	2,044,887	—	2,044,887	—

Total	$93,120,865	$91,075,978	$2,044,887	$—

Other Financial Instruments*	$59,888	$59,888	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 400 Index Mini-Futures	30	March 2010	$2,114,813	$2,174,701	$59,888
Total Futures Contracts					$59,888

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2009, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	59,888
Total Equity Contracts		59,888

Total Asset Derivatives		$59,888

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mid Cap Index Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	371,836
Total Equity Contracts		371,836

Total		$371,836

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Mid Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	7,309
Total Equity Contracts		7,309

Total		$7,309

The following table presents Mid Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$1,332,837	1.7%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mid Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$1,291,295	$12,913,406	$14,204,701	—	$—	$3,952
Thrivent Financial Securities Lending Trust	9,562,918	40,437,267	43,654,903	6,345,282	6,345,282	70,681
Total Value and Income Earned	10,854,213				6,345,282	74,633

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (83.1%)	Value
Australia (2.7%)
87,854	Ausenco, Ltd.	$357,169
56,078	BHP Billiton, Ltd.	2,145,873
63,000	BlueScope Steel, Ltd.	173,580
71,818	Bradken, Ltd.	436,610
71,051	Harvey Norman Holdings, Ltd.	267,847
191,252	Hastie Group, Ltd.	323,478
30,195	JB Hi-Fi, Ltd.	609,513
19,601	MacArthur Coal, Ltd.	196,757
7,499	Orica, Ltd.	174,348
9,930	Rio Tinto, Ltd.	662,861
81,106	Seek, Ltd.	500,828
395,660	Transpacific Industries Group, Ltd.[a]	476,228
17,064	Westpac Banking Corporation	385,446
8,738	Woolworths, Ltd.	219,152

	Total Australia	6,929,690

Austria (0.2%)
8,889	Andritz AG	512,438

	Total Austria	512,438

Belgium (0.5%)
15,726	Anheuser-Busch InBev NV	814,053
2,976	Bekaert SA	459,270

	Total Belgium	1,273,323

Bermuda (0.3%)
44,465	Hongkong Land Holdings, Ltd.	218,990
203,000	Noble Group, Ltd.	465,604
236,000	Pacific Basin Shipping, Ltd.	169,145

	Total Bermuda	853,739

Brazil (2.7%)
53,000	Banco Bradesco SA ADR	1,159,110
34,000	Lojas Renner SA	767,490
19,000	Multiplan Empreendimentos Imobiliarios SA	354,136
27,000	Petroleo Brasileiro SA ADR	1,144,530
13,500	Souza Cruz SA	447,881
18,500	Ultrapar Participacoes SA ADR	867,650
25,800	Vale SA SP ADR	748,974
60,000	Vale SA SP PREF ADR	1,489,199

	Total Brazil	6,978,970

Canada (2.2%)
9,900	Alimentation Couche-Tard, Inc.	197,072
15,800	Barrick Gold Corporation	626,320
5,300	Canadian Natural Resources, Ltd.	385,123
3,900	Canadian Utilities, Ltd.	163,137
14,900	Cenovus Energy, Inc.	377,522
6,524	Enbridge, Inc.	303,339
14,900	EnCana Corporation	485,935
10,500	Gildan Activewear, Inc.[a]	258,007
6,500	Husky Energy, Inc.	186,939
3,900	Inmet Mining Corporation	237,826
4,600	National Bank of Canada	264,943
19,000	Nexen, Inc.	458,151
8,700	Research In Motion, Ltd.[a]	590,841
22,400	Sino-Forest Corporation[a]	415,061
9,200	Suncor Energy, Inc.	327,309
9,900	Teck Resources, Ltd.[a]	348,521

	Total Canada	5,626,046

Cayman Islands (0.1%)
373,963	Kingboard Laminates Holdings, Ltd.	257,825
132,124	Xtep International Holdings, Ltd.	74,100

	Total Cayman Islands	331,925

Chile (0.3%)
11,200	Banco Santander Chile SA ADR	725,536

	Total Chile	725,536

China (0.8%)
2,043,950	Bank of China, Ltd.	1,098,398
828,000	PetroChina Company, Ltd.	984,365

	Total China	2,082,763

Denmark (0.8%)
3,165	Carlsberg AS	232,988
37,552	DSV ASa	680,542
11,824	Novo Nordisk AS	754,857
2,872	Rockwool International	338,229

	Total Denmark	2,006,616

Finland (0.5%)
7,181	Kone Oyj	307,720
14,997	Outotec Oyj	528,715
39,054	Ramirent Oyj[a]	379,494

	Total Finland	1,215,929

France (5.9%)
6,361	Alstom SA	444,842
17,598	Alten, Ltd.[a]	489,197
3,721	Atos Origin SAa	170,465
66,279	AXA SA	1,556,094
11,626	BNP Paribas SA	922,110
35,400	Cap Gemini SA	1,614,881
1,714	CNP Assurances	165,968
27,442	Compagnie de Saint-Gobain	1,488,559
8,912	Euler Hermes SA	664,584
4,706	Eurofins Scientific	256,364
7,608	Eutelsat Communications	244,084
5,164	Nexans SA	410,177
3,406	Sanofi-Aventis	267,845
15,569	Schneider Electric SA	1,810,169
4,111	Technip SA	289,223
23,350	Total SA	1,499,702
4,742	Unibail-Rodamco	1,041,677
5,764	Vinci SA	324,332
44,950	Vivendi	1,334,041

	Total France	14,994,314

Germany (3.3%)
25,201	Aixtron AG	846,896
7,300	BASF SE	451,781
3,943	Bayer AG	315,519
8,418	Bayerische Motoren Werke AG	383,189
11,639	Demag Cranes AG	387,135
4,541	Deutsche Bank AG	321,080
4,868	E.ON AG	204,321
26,357	Gildemeister AG	425,082
4,648	Hannover Rueckversicherung AGa	217,146
3,018	Hochtief AG	230,163
51,474	Infineon Technologies AGa	286,354
4,511	Metro AG	275,487
16,733	ProSiebanSat.1 Media AG	191,700
8,697	Rheinmetall AG	552,138

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (83.1%)	Value
Germany (3.3%) - continued
22,269	Rhoen-Klinikum AG	$541,951
2,962	RWE AG	287,427
7,236	SAP AG ADR	344,947
14,950	Siemens AG	1,371,913
25,954	Tognum AG	429,614
34,041	Wirecard AG	470,665

	Total Germany	8,534,508

Greece (0.6%)
6,956	Hellenic Exchanges SA Holdings	72,180
59,378	Intralot SA Integrated Lottery Systems & Services	347,314
31,900	National Bank of Greece SAa	819,532
8,799	Public Power Corporation SAa	163,179

	Total Greece	1,402,205

Hong Kong (3.4%)
148,000	China Mobile, Ltd.	1,377,066
240,000	Golden Eagle Retail Group, Ltd.	486,816
188,000	Hang Lung Group, Ltd.	929,756
16,200	Hang Seng Bank, Ltd.	238,334
41,000	Hengan International Group Company, Ltd.	303,574
30,200	Hong Kong Exchanges and Clearing, Ltd.	537,330
43,000	Hongkong Electric Holdings, Ltd.	234,233
237,250	Hutchison Whampoa, Ltd.	1,623,228
564,350	New World Development Company, Ltd.	1,149,808
42,500	Swire Pacific, Ltd., Class A	513,968
217,500	Swire Pacific, Ltd., Class B	475,704
663,000	Techtronic Industries Company	549,604
55,000	Wharf Holdings, Ltd.	315,645

	Total Hong Kong	8,735,066

Hungary (0.4%)
4,700	Richter Gedeon Nyrt	1,066,841

	Total Hungary	1,066,841

India (1.7%)
59,000	Bharti Airtel, Ltd.	416,880
11,000	GlaxoSmithKline Pharmaceuticals, Ltd.	378,801
798	Grasim Industries, Ltd.	42,406
8,000	Grasim Industries, Ltd. GDR	426,400
14,000	Hero Honda Motors, Ltd.	514,931
65,000	Hindustan Unilever, Ltd.	368,392
14,750	Housing Development Finance Corporation	843,923
10,400	ICICI Bank, Ltd. ADR	392,184
16,504	Infosys Technologies, Ltd. ADR	912,176

	Total India	4,296,093

Indonesia (0.3%)
233,000	PT Astra International Tbk	856,600

	Total Indonesia	856,600

Ireland (0.2%)
122,734	C&C Group plc	528,939

	Total Ireland	528,939

Israel (0.6%)
18,500	Check Point Software Technologies, Ltd.[a]	626,780
14,000	Teva Pharmaceutical Industries, Ltd. ADR	786,520

	Total Israel	1,413,300

Italy (2.9%)
14,845	Atlantia SPA	388,211
43,525	Autogrill SPA[a]	548,592
48,011	Azimut Holding SPA	641,817
277,250	Enel SPA	1,605,037
65,400	Eni SPA	1,665,384
86,396	Finmeccanica SPA	1,383,203
24,906	Italcementi SPA	181,565
16,150	Saipem SPA	557,319
27,270	Trevi Finanziaria SPA	431,617

	Total Italy	7,402,745

Japan (12.9%)
9,600	Aisin Seiki Company, Ltd.	277,354
35,800	Alps Electric Company, Ltd.[a]	210,035
24,000	Asahi Glass Company, Ltd.	228,290
5,900	Astellas Pharmaceutical, Inc.	220,122
58,000	Bank of Yokohama, Ltd.	264,449
71,950	Bridgestone Corporation	1,269,184
43,000	Chiba Bank, Ltd.	257,190
10,100	Chugai Pharmaceutical Company, Ltd.	188,785
49,300	CKD Corporation	375,196
14,600	COMSYS Holdings Corporation	153,587
15,105	Cosmos Pharmaceutical Corporation	381,142
25,000	Daicel Chemical Industries, Ltd.	146,849
50,850	Daiichi Sankyo Company, Ltd.	1,066,401
20,577	Daiseki Company, Ltd.	414,992
31,550	Daito Trust Construction Company, Ltd.	1,493,843
44,000	Daiwa Securities Group, Inc.	221,436
102,000	Denki Kagaku Kogyo KK	455,988
12,800	Denso Corporation	386,778
9,100	Disco Corporation	570,000
21,000	East Japan Railway Company	1,328,895
17,800	Elpida Memory, Inc.[a]	290,104
19,936	Exedy Corporation	415,221
50,000	Fujitsu, Ltd.	324,421
18,200	Honda Motor Company, Ltd.	617,502
7,400	IBIDEN Company, Ltd.	265,397
1,800	Idemitsu Kosan Company, Ltd.	105,082
47,000	ITOCHU Corporation	347,178
9,800	JFE Holdings, Inc.	387,383
65,850	Kao Corporation	1,543,308
19,000	Kirin Holdings Company, Ltd.	304,703
113,000	Kobe Steel, Ltd.[a]	204,779
6,500	K’s Holdings Corporation	195,126
4,800	Makita Corporation	164,871
55,000	Marubeni Corporation	303,819
24,407	Megane TOP Company, Ltd.	266,133
49,500	Mitsubishi Chemical Holdings Corporation	210,787
13,400	Mitsubishi Corporation	333,775
56,000	Mitsubishi Materials Corporation[a]	136,964
65,200	Mitsubishi UFJ Financial Group, Inc.	321,161
20,900	Mitsui & Company, Ltd.	296,490
30,200	Mitsui Sumitomo Insurance Group Holdings, Inc.	771,344

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (83.1%)	Value
Japan (12.9%) - continued
4,000	Murata Manufacturing Company, Ltd.	$199,629
38,000	Nabtesco Corporation	435,339
22,540	Nifco, Inc.	450,263
20,000	Nippon Electric Glass Company, Ltd.	275,278
35,000	Nippon Oil Corporation	162,264
62,100	Nissan Motor Company, Ltd.[a]	545,730
5,500	Nissin Foods Holdings Company, Ltd.	179,656
2,550	Nitori Company, Ltd.	189,802
172	NTT DoCoMo, Inc.	240,024
11,600	Pigeon Corporation	454,223
23,800	Resona Holdings, Inc.	241,802
5,800	Santen Pharmaceutical Company, Ltd.	186,311
16,900	Shin-Etsu Chemical Company, Ltd.	954,145
15,000	Shinko Electric Industries Company, Ltd.	218,350
25,900	Softbank Corporation	607,166
22,600	Sony Corporation	657,022
11,300	Stanley Electric Company, Ltd.	229,202
141,350	Sumitomo Corporation	1,439,330
22,800	Sumitomo Electric Industries, Ltd.	283,994
298,000	Sumitomo Trust and Banking Company, Ltd.	1,463,191
11,200	Suzuki Motor Corporation	275,823
9,900	Sysmex Corporation	517,641
23,050	Takeda Pharmaceutical Company, Ltd.	949,689
4,300	TDK Corporation	262,784
9,600	Tokai Rika Company, Ltd.	217,742
17,200	Tokio Marine Holdings, Inc.	469,374
98,000	Toshiba Corporation[a]	543,791
39,000	Toshiba Plant Systems & Services Corporation	492,347
8,000	Toyo Suisan Kaisha, Ltd.	184,485
89,158	Tsubakimoto Chain Company	350,706
81,000	Ube Industries, Ltd.	221,617
13,500	ULVAC, Inc.	328,139
12,100	Unicharm Petcare Corporation	369,591
18,400	Yamato Holdings Company, Ltd.	256,129

	Total Japan	32,568,643

Luxembourg (0.5%)
37,743	Acergy SA	594,549
18,000	Tenaris SA ADR	767,700

	Total Luxembourg	1,362,249

Malaysia (0.4%)
131,300	CIMB Group Holdings Berhad	491,336
199,400	Public Bank Berhad	655,457

	Total Malaysia	1,146,793

Mexico (1.2%)
172,000	Consorcio ARA SAB de CVa	119,645
23,500	Fomento Economico Mexicano SAB de CV ADR	1,125,180
8,500	Grupo Aeroportuario del Sureste SAB de CV ADR	440,385
228,500	Grupo Financiero Banorte SAB de CV ADR	824,081
184,000	Organizacion Soriana SAB de CVa	459,227

	Total Mexico	2,968,518

Netherlands (2.1%)
41,366	Arcelor Mittal	1,890,597
12,594	ASML Holding NV	429,962
24,175	BinckBank NV	432,998
41,483	Koninklijke (Royal) Ahold NV	549,566
15,567	Koninklijke Boskalis Westminster NV	599,258
15,300	Koninklijke DSM NV	751,709
3,567	Koninklijke Vopak NVa	282,688
16,026	Unilever NV	521,571

	Total Netherlands	5,458,349

Norway (2.1%)
29,311	DnB NOR ASA[a]	316,433
324,000	Marine Harvest[a]	234,956
150,300	Norsk Hydro ASA[a]	1,262,582
7,000	Schibsted ASA[a]	157,324
59,650	Statoil ASA	1,487,649
31,800	Telenor ASA[a]	444,236
26,365	TGS Nopec Geophysical Company ASA[a]	476,203
23,450	Yara International ASA	1,062,171

	Total Norway	5,441,554

Philippines (0.3%)
1,800,000	Ayala Land, Inc.	435,010
365,000	Bank of the Philippine Islands	376,982

	Total Philippines	811,992

Portugal (0.3%)
88,804	Electricidade de Portugal SA	395,340
27,446	Portugal Telecom SGPS SA	334,884

	Total Portugal	730,224

Russia (0.4%)
16,500	LUKOIL ADR	935,006

	Total Russia	935,006

Singapore (2.4%)
667,000	CSE Global, Ltd.	409,059
32,000	DBS Group Holdings, Ltd.	347,857
337,000	Ezra Holdings, Ltd.	539,382
720,000	Golden Agri-Resources, Ltd.[a]	259,423
33,583	Golden Agri-Resources, Ltd. Warrants, 0.54 SGD, expires 7/23/2012[a]	3,347
109,600	Keppel Corporation, Ltd.	638,409
830,000	Midas Holding, Ltd.	540,100
97,000	Neptune Orient Lines, Ltd.	113,205
77,000	Oversea-Chinese Banking Corporation, Ltd.	495,795
286,000	Parkway Holdings, Ltd.[a]	591,054
108,150	Singapore Airlines, Ltd.	1,145,371
252,000	Singapore Airport Terminal Services, Ltd.	489,650
196,000	Singapore Telecommunications, Ltd.	431,691

	Total Singapore	6,004,343

South Africa (0.7%)
90,600	Massmart Holdings, Ltd.	1,096,973

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (83.1%)	Value
South Africa (0.7%) - continued
123,000	Truworths International, Ltd.	$722,890

	Total South Africa	1,819,863

South Korea (2.8%)
12,181	Busan Bank[a]	145,337
11,217	Hana Tour Service, Inc.	481,178
16,295	KB Financial Group, Inc.[a]	829,745
4,980	LG Innotek Company, Ltd.[a]	422,780
2,600	POSCO	1,371,166
3,450	Samsung Electronics Company, Ltd.	1,555,065
1,100	Shinsegae Company, Ltd.[a]	508,078
3,521	SK Telecom Company, Ltd.	513,950
54,207	SK Telecom Company, Ltd. ADR	881,406
20,104	Sung Kwang Bend Company, Ltd.[a]	486,285

	Total South Korea	7,194,990

Spain (2.6%)
21,152	Almirall SA	276,865
76,132	Banco Bilbao Vizcaya Argentaria SA	1,387,445
12,979	Banco Santander SA	214,464
18,947	Grupo Catalana Occidente SA	426,313
136,200	Iberdrola SA	1,305,107
98,234	Telefonica SA	2,749,354
74,297	Tubacex SA	291,810

	Total Spain	6,651,358

Sweden (1.2%)
25,669	Atlas Copco AB	377,328
15,245	Electrolux ABa	358,242
50,877	Hexagon AB	746,101
29,760	Lundin Petroleum ABa	234,791
205,417	Niscayah Group AB	424,535
89,900	Telefonaktiebolaget LM Ericsson	827,617

	Total Sweden	2,968,614

Switzerland (8.0%)
42,453	ABB, Ltd.[a]	817,999
4,876	Actelion, Ltd.[a]	260,416
28,688	Adecco SA	1,582,495
1,857	Baloise Holding AG	154,174
1,620	Burckhardt Compression Holding AG	287,565
11,271	Compagnie Financiere Richemont SA	378,990
20,991	Credit Suisse Group	1,039,871
1,322	Givaudan SA	1,057,767
26,822	Holcim, Ltd.[a]	2,084,435
7,007	Julius Baer Group, Ltd.	246,413
2,222	Kuehne & Nagel International AG	216,033
1,799	Meyer Burger Technology AGa	454,842
74,655	Nestle SA	3,623,102
73,884	Novartis AG	4,034,553
10,355	Roche Holding AG	1,770,753
424	Sika AG	659,247
1,785	Tecan Group AG	134,079
26,428	UBS AGa	411,521
4,493	Zurich Financial Services AG	982,229

	Total Switzerland	20,196,484

Taiwan (0.6%)
237,000	Taiwan Mobile Company, Ltd.	462,030
551,951	Taiwan Semiconductor Manufacturing Company, Ltd.	1,112,443

	Total Taiwan	1,574,473

Thailand (1.2%)
180,100	PTT Exploration & Production pcl	794,539
182,700	PTT pcl	1,348,772
133,900	Siam Cement pcl	958,335

	Total Thailand	3,101,646

Turkey (0.6%)
171,237	Akbank TAS	1,089,572
12,000	BIM Birlesik Magazalar AS	558,039

	Total Turkey	1,647,611

United Kingdom (12.3%)
269,657	Aegis Group plc	520,803
15,892	Anglo American plc[a]	688,264
20,204	Antofagasta plc	321,404
47,494	ASOS plc[a]	373,124
8,458	Autonomy Corporation plc[a]	205,403
66,873	Babcock International Group plc	641,542
81,917	BAE Systems plc	474,116
40,035	Barclays plc	176,417
56,901	BG Group plc	1,027,444
22,228	BHP Billiton plc	708,650
152,400	BP plc	1,471,641
32,052	British American Tobacco plc	1,040,543
4,419	Chemring Group plc	208,598
78,344	Cobham plc	316,464
41,338	Experian plc	408,332
131,726	GlaxoSmithKline plc	2,793,438
113,409	Halma plc	445,136
25,800	HSBC Holdings plc ADR	1,472,922
25,633	Imperial Tobacco Group plc	808,675
87,262	Intermediate Capital Group plc	385,371
49,961	Invensys plc	240,355
292,968	Kingfisher plc	1,078,506
45,373	Marks and Spencer Group plc	293,155
44,234	National Grid plc	482,823
104,450	Pearson plc	1,497,645
87,877	Persimmon plc[a]	664,521
13,125	Reckitt Benckiser Group plc	710,478
21,131	Rio Tinto plc	1,141,040
26,644	Rotork plc	509,128
22,992	SABMiller plc	675,848
53,139	Sage Group plc	188,180
248,383	SIG plc[a]	448,301
64,992	Standard Chartered plc	1,640,830
66,641	Tesco plc	459,749
11,270	Travis Perkins plc[a]	154,349
17,723	Ultra Electronics Holdings	391,761
56,188	Unilever plc	1,801,173
642,300	Vodafone Group plc	1,487,426
80,203	William Morrison Supermarkets plc	357,837
160,750	WPP plc	1,572,214
42,692	Xstrata plc[a]	761,477

	Total United Kingdom	31,045,083

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (83.1%)	Value
United States (0.1%)
5,375	iShares MSCI EAFE Index Fund	$297,238

	Total United States	297,238

	Total Common Stock (cost $186,169,763)	211,692,617

Principal Amount	Long-Term Fixed Income (8.4%)
Argentina (0.6%)
	Arcos Dorados SA
100,000	7.500%, 10/1/2019	99,788
	Argentina Government International Bond
1,890,000	2.840%, 12/15/2010[b]	150,366
810,000	7.000%, 3/28/2011	804,734
265,000	7.000%, 10/3/2015	226,973
410,000	2.500%, 3/31/2019[c]	142,475
280,000	Zero Coupon, 12/15/2035	18,004

	Total Argentina	1,442,340

Brazil (0.6%)
	Brazil Government International Bond
880,000	6.000%, 1/17/2017	950,400
130,000	8.250%, 1/20/2034	166,075
360,000	5.625%, 1/7/2041	339,300
	Independencia International, Ltd.
170,000	9.875%, 5/15/2015[d,e]	37,400
	Telemar Norte Leste SA
100,000	9.500%, 4/23/2019[f]	119,500

	Total Brazil	1,612,675

Cayman Islands (0.1%)
	TGI International, Ltd.
180,000	9.500%, 10/3/2017	194,400

	Total Cayman Islands	194,400

Colombia (0.2%)
	Colombia Government International Bond
100,000	7.375%, 3/18/2019	113,250
160,000	7.375%, 9/18/2037	174,400
220,000	6.125%, 1/18/2041	204,050

	Total Colombia	491,700

Costa Rica (0.1%)
	Ecopetrol SA
230,000	7.625%, 7/23/2019	254,955

	Total Costa Rica	254,955

Dominican Republic (<0.1%)
	Dominican Republic International Bond
100,000	8.625%, 4/20/2027	104,500

	Total Dominican Republic	104,500

El Salvador (0.1%)
	El Salvador Government International Bond
100,000	7.375%, 12/1/2019	102,750
20,000	8.250%, 4/10/2032	20,800
$200,000	7.650%, 6/15/2035	197,000

	Total El Salvador	320,550

Gabon (<0.1%)
	Gabon Government International Bond
120,000	8.200%, 12/12/2017[f]	125,700

	Total Gabon	125,700

Indonesia (0.8%)
	Adaro Indonesia PT
120,000	7.625%, 10/22/2019	118,650
	Indonesia Government International Bond
210,000	10.375%, 5/4/2014	260,476
200,000	6.875%, 1/17/2018	219,000
900,000	11.625%, 3/4/2019	1,291,500
210,000	8.500%, 10/12/2035	251,475
100,000	7.750%, 1/17/2038	112,500

	Total Indonesia	2,253,601

Iraq (0.1%)
	Iraq Government International Bond
250,000	5.800%, 1/15/2028	191,250

	Total Iraq	191,250

Ireland (0.1%)
	VIP Finance Ireland, Ltd.
130,000	9.125%, 4/30/2018	138,580
100,000	9.125%, 4/30/2018[f]	106,750

	Total Ireland	245,330

Kazakhstan (0.3%)
	KazMunaiGaz Finance Sub BV
100,000	8.375%, 7/2/2013[f]	106,875
600,000	11.750%, 1/23/2015	723,000

	Total Kazakhstan	829,875

Lebanon (0.1%)
	Lebanon Government International Bond
288,000	4.000%, 12/31/2017	266,400

	Total Lebanon	266,400

Luxembourg (0.1%)
	Gaz Capital SA
170,000	9.250%, 4/23/2019	189,550

	Total Luxembourg	189,550

Malaysia (0.2%)
	Malaysia Government International Bond
280,000	7.500%, 7/15/2011	304,846
	Petronas Capital, Ltd.
170,000	5.250%, 8/12/2019	170,806

	Total Malaysia	475,652

Mexico (0.8%)
	Mexican Bonos
4,240,000	10.000%, 12/5/2024[g]	371,387

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (8.4%)	Value
Mexico (0.8%) - continued
	Mexico Government International Bond
$140,000	5.625%, 1/15/2017	$145,950
420,000	5.950%, 3/19/2019	444,150
120,000	7.500%, 4/8/2033	137,700
80,000	6.750%, 9/27/2034	84,400
290,000	6.050%, 1/11/2040	278,777
	Pemex Project Funding Master Trust
350,000	5.750%, 3/1/2018	353,894
	Petroleos Mexicanos
160,000	8.000%, 5/3/2019	185,200

	Total Mexico	2,001,458

Pakistan (<0.1%)
	Pakistan Government International Bond
100,000	6.875%, 6/1/2017	80,000

	Total Pakistan	80,000

Panama (0.3%)
	Panama Government International Bond
390,000	5.200%, 1/30/2020	390,975
100,000	7.125%, 1/29/2026	112,750
10,000	8.875%, 9/30/2027	13,000
20,000	9.375%, 4/1/2029	26,600
210,000	6.700%, 1/26/2036	221,550

	Total Panama	764,875

Peru (0.2%)
	Peru Government International Bond
100,000	7.350%, 7/21/2025	114,500
70,000	8.750%, 11/21/2033	91,000
410,000	6.550%, 3/14/2037	426,400

	Total Peru	631,900

Philippines (0.5%)
	Philippines Government International Bond
200,000	8.375%, 6/17/2019	242,500
100,000	7.500%, 9/25/2024	113,000
40,000	9.500%, 10/21/2024	52,000
520,000	10.625%, 3/16/2025	735,800
60,000	9.500%, 2/2/2030	79,650

	Total Philippines	1,222,950

Poland (0.1%)
	Poland Government International Bond
130,000	6.375%, 7/15/2019	141,399

	Total Poland	141,399

Qatar (0.4%)
	Qatar Government International Bond
100,000	6.550%, 4/9/2019	111,250
440,000	5.250%, 1/20/2020	443,300
	Ras Laffan Liquefied Natural Gas Company, Ltd. II
500,000	5.298%, 9/30/2020	501,900

	Total Qatar	1,056,450

Russia (0.7%)
	Russia Government International Bond
1,475,800	7.500%, 3/31/2030	1,665,809

	Total Russia	1,665,809

Serbia (0.1%)
	Serbia Government International Bond
150,000	6.750%, 11/1/2024	147,375

	Total Serbia	147,375

South Africa (0.1%)
	Peermont Global Proprietary, Ltd.
180,000	7.750%, 4/30/2014	224,484
	South Africa Government International Bond
110,000	5.875%, 5/30/2022	111,210

	Total South Africa	335,694

Sri Lanka (0.1%)
	Sri Lanka Government International Bond
100,000	8.250%, 10/24/2012	104,990
140,000	7.400%, 1/22/2015	145,250

	Total Sri Lanka	250,240

Turkey (0.5%)
	Turkey Government International Bond
420,000	6.750%, 4/3/2018	455,700
10,000	6.875%, 3/17/2036	10,175
770,000	7.250%, 3/5/2038	818,125

	Total Turkey	1,284,000

Ukraine (0.2%)
	Ukraine Government International Bond
290,000	4.950%, 10/13/2015	295,155
100,000	6.580%, 11/21/2016	76,500
100,000	6.750%, 11/14/2017[f]	76,000

	Total Ukraine	447,655

United Arab Emirates (0.1%)
	Dolphin Energy, Ltd.
128,700	5.888%, 6/15/2019	129,987

	Total United Arab Emirates	129,987

United States (0.1%)
	Cemex Finance, LLC
230,000	9.500%, 12/14/2016	240,925

	Total United States	240,925

Uruguay (0.3%)
	Uruguay Government International Bond
140,000	9.250%, 5/17/2017	172,550

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (8.4%)	Value
Uruguay (0.3%) - continued
$70,000	8.000%, 11/18/2022	$80,150
70,000	6.875%, 9/28/2025	73,500
150,000	7.875%, 1/15/2033	165,750
328,000	7.625%, 3/21/2036	355,060

	Total Uruguay	847,010

Venezuela (0.5%)
	Petroleos de Venezuela SA
120,000	5.000%, 10/28/2015	62,100
690,000	5.250%, 4/12/2017	379,500
	Venezuela Government International Bond
100,000	13.625%, 8/15/2018	91,000
280,000	7.750%, 10/13/2019	183,400
660,000	6.000%, 12/9/2020	363,000
320,000	7.650%, 4/21/2025	188,800

	Total Venezuela	1,267,800

	Total Long-Term Fixed Income (cost $20,261,155)	21,514,005

Principal Amount	Short-Term Investments (7.9%)[h]
	Chariot Funding, LLC
5,610,000	0.050%, 1/4/2010	5,609,977
	Federal Home Loan Bank Discount Notes
5,000,000	0.040%, 1/15/2010[i]	4,999,922
1,050,000	0.020%, 2/1/2010	1,049,982
2,100,000	0.020%, 2/2/2010	2,099,963
3,500,000	0.040%, 3/5/2010	3,499,755
	Federal Home Loan Mortgage Corporation Discount Notes
500,000	0.108%, 3/17/2010[i]	499,887
	Federal National Mortgage Association Discount Notes
2,000,000	0.030%, 2/4/2010	1,999,943
500,000	0.072%, 3/17/2010[i]	499,925

	Total Short-Term Investments (at amortized cost)	20,259,354

	Total Investments (cost $226,690,272) 99.4%	$253,465,976

	Other Assets and Liabilities, Net 0.6%	1,405,869

	Total Net Assets 100.0%	$254,871,845

a	Non-income producing security.
b	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
c	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.
d	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Worldwide Allocation Portfolio owned as of December 31, 2009.

Security	Acquisition Date	Amortized Cost
Independencia International, Ltd.	5/8/2008	$95,390

e	In bankruptcy. Interest is not being accrued.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2009, the value of these investments was $534,825 or 0.2% of total net assets.
g	Principal amount is displayed in Mexican Pesos.
h	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
i	At December 31, 2009, $1,499,804 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
GDR	-	Global Depository Receipts, which are certificates for shares of an underlying foreign security’s shares held by an issuing depository bank from more than one country.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$31,104,657
Gross unrealized depreciation	(5,169,318)

Net unrealized appreciation (depreciation)	$25,935,339

Cost for federal income tax purposes	$227,530,637

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Partner Worldwide Allocation Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	22,384,640	1,025,497	21,359,143	—
Consumer Staples	21,798,328	1,773,480	20,024,848	—
Energy	18,257,943	5,304,198	12,953,745	—
Financials	35,878,884	4,558,346	31,320,538	—
Health Care	17,346,860	786,520	16,560,340	—
Industrials	35,807,202	794,521	35,012,681	—
Information Technology	15,114,368	1,538,956	13,575,412	—
Materials	30,217,485	3,865,901	26,351,584	—
Telecommunications Services	10,083,375	1,472,247	8,611,128	—
Utilities	4,803,532	163,137	4,640,395	—
Long-Term Fixed Income
Basic Materials	118,650	—	118,650	—
Communications Services	364,830	—	364,830	—
Consumer Cyclical	324,272	—	324,272	—
Consumer Non-Cyclical	37,400	—	37,400	—
Energy	2,016,773	—	2,016,773	—
Financials	240,925	—	240,925	—
Foreign Government	18,216,755	—	18,216,755	—
Transportation	194,400	—	194,400	—
Short-Term Investments	20,259,354	—	20,259,354	—

Total	$253,465,976	$21,282,803	$232,183,173	$—

Other Financial Instruments*	$54,796	$54,796	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner Worldwide Allocation Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers in and/or (Out of) Level 3	Value December 31, 2009
Common Stock
Transportation	304,477	—	—	(93,861)	1,118,279	(1,328,895)	—

Total	$304,477	$—	$—	($93,861)	$1,118,279	($1,328,895)	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2009

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
E-Mini MSCI EAFE Index Futures	180	March 2010	$14,110,029	$14,119,200	$9,171
Total Futures Contracts					$9,171

Foreign Currency Forward Contracts	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Purchases
Brazilian Real	921,561	1/19/2010	$505,670	$527,237	$21,567
British Pound	10,051	1/4/2010 - 1/5/2010	16,118	16,235	117
Euro	22,063	1/4/2010 - 1/5/2010	31,683	31,628	(55)
Hong Kong Dollar	46,022	1/4/2010 - 1/5/2010	5,934	5,936	2
Indian Rupee	16,000,147	1/19/2010	343,327	343,375	48
Indonesian Rupiah	3,233,393,228	1/19/2010	343,327	343,005	(322)
Malaysian Ringgit	796,972	1/19/2010	236,000	232,662	(3,338)
Norwegian Krone	111,131	1/4/2010	19,186	19,194	8
Russian Ruble	5,560,140	1/19/2010	190,500	182,892	(7,608)
South Korea Won	1,114,285,500	1/19/2010	943,910	958,895	14,985
Swiss Franc	6,799	1/4/2010 - 1/5/2010	6,566	6,572	6
Turkish Lira	163,550	3/17/2010	106,770	108,334	1,564
Total Foreign Currency Forward Contracts Purchases			$2,748,991	$2,775,965	$26,974
Sales
Brazilian Real	799,571	1/19/2010	$457,327	$457,446	($119)
Euro	17,167	1/4/2010 - 1/5/2010	24,662	24,609	53
Euro	399,579	1/13/2010	596,220	572,757	23,463
Hong Kong Dollar	195,671	1/4/2010 - 1/5/2010	25,234	25,237	(3)
Japanese Yen	11,560,032	1/4/2010 - 1/6/2010	125,233	124,121	1,112
Mexican Peso	5,126,793	2/4/2010	396,811	390,355	6,456
South Korea Won	752,266,000	1/19/2010	635,050	647,361	(12,311)
Total Foreign Currency Forward Contracts Sales			$2,260,537	$2,241,886	$18,651
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					$45,625

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2009, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	9,171
Total Equity Contracts		9,171
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	72,874
Total Foreign Exchange Contracts		72,874

Total Asset Derivatives		$82,045

Liability Derivatives
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	27,249
Total Foreign Exchange Contracts		27,249

Total Liability Derivatives		$27,249

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Worldwide Allocation Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	1,448,911
Total Equity Contracts		1,448,911
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(265,989)
Total Foreign Exchange Contracts		(265,989)

Total		$1,182,922

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Partner Worldwide Allocation Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(138,462)
Total Equity Contracts		(138,462)
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	36,412
Total Foreign Exchange Contracts		36,412

Total		($102,050)

The following table presents Partner Worldwide Allocation Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Equity Contracts	$5,190,738	3.2%	N/A	N/A
Foreign Exchange Contracts	N/A	N/A	$4,217,398	2.6%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Worldwide Allocation Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$8,811,716	$179,913,912	$188,725,628	—	$—	$40,269
Total Value and Income Earned	8,811,716				—	40,269

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (99.1%)	Value
Australia (2.9%)
339,380	BHP Billiton, Ltd.	$12,986,674
388,269	BlueScope Steel, Ltd.	1,069,771
435,413	Harvey Norman Holdings, Ltd.	1,641,413
126,798	MacArthur Coal, Ltd.	1,272,809
47,685	Orica, Ltd.	1,108,649
60,973	Rio Tinto, Ltd.	4,070,157
104,444	Westpac Banking Corporation	2,359,207
51,777	Woolworths, Ltd.	1,298,583

	Total Australia	25,807,263

Belgium (0.6%)
96,254	Anheuser-Busch InBev NV	4,982,566

	Total Belgium	4,982,566

Bermuda (0.6%)
274,742	Hongkong Land Holdings, Ltd.	1,353,104
1,246,000	Noble Group, Ltd.	2,857,845
1,527,000	Pacific Basin Shipping, Ltd.	1,094,428

	Total Bermuda	5,305,377

Brazil (0.5%)
162,000	Vale SA SP ADR	4,702,860

	Total Brazil	4,702,860

Canada (3.8%)
64,700	Alimentation Couche-Tard, Inc.	1,287,938
96,700	Barrick Gold Corporation	3,833,236
32,000	Canadian Natural Resources, Ltd.	2,325,270
24,400	Canadian Utilities, Ltd.	1,020,652
90,800	Cenovus Energy, Inc.	2,300,602
39,113	Enbridge, Inc.	1,818,592
90,800	EnCana Corporation	2,961,265
64,400	Gildan Activewear, Inc.[a]	1,582,446
41,600	Husky Energy, Inc.	1,196,413
24,600	Inmet Mining Corporation	1,500,132
11,600	National Bank of Canada	668,117
115,100	Nexen, Inc.	2,775,430
52,700	Research In Motion, Ltd.[a]	3,579,005
134,900	Sino-Forest Corporation[a]	2,499,629
53,900	Suncor Energy, Inc.	1,917,601
60,900	Teck Resources, Ltd.[a]	2,143,932

	Total Canada	33,410,260

China (0.8%)
12,819,800	Bank of China, Ltd.	6,889,233

	Total China	6,889,233

Denmark (0.7%)
19,494	Carlsberg AS	1,435,030
72,375	Novo Nordisk AS	4,620,498

	Total Denmark	6,055,528

Finland (0.2%)
43,986	Kone Oyj	1,884,885

	Total Finland	1,884,885

France (9.4%)
38,940	Alstom SA	2,723,182
23,783	Atos Origin SAa	1,089,535
419,575	AXA SA	9,850,750
70,011	BNP Paribas SA	5,552,888
221,300	Cap Gemini SA	10,095,290
10,492	CNP Assurances	1,015,951
173,000	Compagnie de Saint-Gobain	9,384,184
46,809	Eutelsat Communications	1,501,753
21,106	Sanofi-Aventis	1,659,762
97,487	Schneider Electric SA	11,334,568
24,925	Technip SA	1,753,561
149,200	Total SA	9,582,678
30,250	Unibail-Rodamco	6,645,022
35,356	Vinci SA	1,989,429
302,100	Vivendi	8,965,822

	Total France	83,144,375

Germany (3.5%)
46,665	Aixtron AG	1,568,208
45,046	BASF SE	2,787,803
24,444	Bayer AG	1,956,007
50,883	Bayerische Motoren Werke AG	2,316,205
27,343	Deutsche Bank AG	1,933,338
29,796	E.ON AG	1,250,603
28,449	Hannover Rueckversicherung AGa	1,329,085
18,679	Hochtief AG	1,424,525
239,068	Infineon Technologies AGa	1,329,953
27,103	Metro AG	1,655,183
101,221	ProSiebanSat.1 Media AG	1,159,630
18,181	RWE AG	1,764,248
43,521	SAP AG ADR	2,074,690
94,100	Siemens AG	8,635,253

	Total Germany	31,184,731

Greece (0.7%)
199,500	National Bank of Greece SAa	5,125,286
53,859	Public Power Corporation SAa	998,823

	Total Greece	6,124,109

Hong Kong (3.1%)
96,400	Hang Seng Bank, Ltd.	1,418,235
254,000	Hengan International Group Company, Ltd.	1,880,676
137,600	Hong Kong Exchanges and Clearing, Ltd.	2,448,232
259,500	Hongkong Electric Holdings, Ltd.	1,413,568
1,488,000	Hutchison Whampoa, Ltd.	10,180,673
3,810,700	New World Development Company, Ltd.	7,763,931
335,000	Wharf Holdings, Ltd.	1,922,567

	Total Hong Kong	27,027,882

Italy (4.2%)
90,860	Atlantia SPA	2,376,075
1,749,706	Enel SPA	10,129,283
430,100	Eni SPA	10,952,321
562,852	Finmeccanica SPA	9,011,280
155,328	Italcementi SPA	1,132,340
110,500	Saipem SPA	3,813,232

	Total Italy	37,414,531

Japan (18.5%)
57,600	Aisin Seiki Company, Ltd.	1,664,123
228,900	Alps Electric Company, Ltd.[a]	1,342,934
154,000	Asahi Glass Company, Ltd.	1,464,859
36,400	Astellas Pharmaceutical, Inc.	1,358,042
352,000	Bank of Yokohama, Ltd.	1,604,931
449,900	Bridgestone Corporation	7,936,150
264,000	Chiba Bank, Ltd.	1,579,026

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (99.1%)	Value
Japan (18.5%) - continued
61,700	Chugai Pharmaceutical Company, Ltd.	$1,153,269
94,900	COMSYS Holdings Corporation	998,315
162,000	Daicel Chemical Industries, Ltd.	951,582
323,500	Daiichi Sankyo Company, Ltd.	6,784,277
194,400	Daito Trust Construction Company, Ltd.	9,204,535
274,000	Daiwa Securities Group, Inc.	1,378,943
76,800	Denso Corporation	2,320,670
17,100	Disco Corporation	1,071,099
130,600	East Japan Railway Company	8,264,463
107,500	Elpida Memory, Inc.[a]	1,752,032
299,000	Fujitsu, Ltd.	1,940,035
111,600	Honda Motor Company, Ltd.	3,786,443
45,200	IBIDEN Company, Ltd.	1,621,071
11,900	Idemitsu Kosan Company, Ltd.	694,711
287,000	ITOCHU Corporation	2,120,004
60,200	JFE Holdings, Inc.	2,379,637
416,000	Kao Corporation	9,749,675
109,000	Kirin Holdings Company, Ltd.	1,748,032
694,000	Kobe Steel, Ltd.[a]	1,257,667
39,900	K’s Holdings Corporation	1,197,773
30,800	Makita Corporation	1,057,921
335,000	Marubeni Corporation	1,850,533
308,000	Mitsubishi Chemical Holdings Corporation	1,311,566
81,700	Mitsubishi Corporation	2,035,032
367,000	Mitsubishi Materials Corporation[a]	897,603
408,900	Mitsubishi UFJ Financial Group, Inc.	2,014,154
127,700	Mitsui & Company, Ltd.	1,811,567
211,245	Mitsui Sumitomo Insurance Group Holdings, Inc.	5,395,451
26,300	Murata Manufacturing Company, Ltd.	1,312,560
122,000	Nippon Electric Glass Company, Ltd.	1,679,193
214,000	Nippon Oil Corporation	992,128
380,300	Nissan Motor Company, Ltd.[a]	3,342,045
35,200	Nissin Foods Holdings Company, Ltd.	1,149,799
15,250	Nitori Company, Ltd.	1,135,090
1,051	NTT DoCoMo, Inc.	1,466,659
143,800	Resona Holdings, Inc.	1,460,972
37,600	Santen Pharmaceutical Company, Ltd.	1,207,812
106,600	Shin-Etsu Chemical Company, Ltd.	6,018,459
90,800	Shinko Electric Industries Company, Ltd.	1,321,744
158,400	Softbank Corporation	3,713,328
138,200	Sony Corporation	4,017,719
69,200	Stanley Electric Company, Ltd.	1,403,608
879,000	Sumitomo Corporation	8,950,635
140,300	Sumitomo Electric Industries, Ltd.	1,747,560
1,817,000	Sumitomo Trust and Banking Company, Ltd.	8,921,533
69,000	Suzuki Motor Corporation	1,699,264
149,800	Takeda Pharmaceutical Company, Ltd.	6,171,949
26,100	TDK Corporation	1,595,036
62,300	Tokai Rika Company, Ltd.	1,413,055
103,900	Tokio Marine Holdings, Inc.	2,835,348
591,000	Toshiba Corporation[a]	3,279,400
47,000	Toyo Suisan Kaisha, Ltd.	1,083,850
502,000	Ube Industries, Ltd.	1,373,477
111,000	Yamato Holdings Company, Ltd.	1,545,126

	Total Japan	164,535,474

Netherlands (3.1%)
263,794	Arcelor Mittal	12,056,475
77,563	ASML Holding NV	2,648,016
253,905	Koninklijke (Royal) Ahold NV	3,363,731
96,200	Koninklijke DSM NV	4,726,432
21,256	Koninklijke Vopak NVa	1,684,559
96,396	Unilever NV	3,137,237

	Total Netherlands	27,616,450

Norway (3.4%)
185,044	DnB NOR ASA[a,b]	1,997,681
1,962,000	Marine Harvest[a]	1,422,787
942,200	Norsk Hydro ASA[a]	7,914,867
370,475	Statoil ASA	9,239,506
193,000	Telenor ASA[a]	2,696,150
146,750	Yara International ASA	6,647,064

	Total Norway	29,918,055

Portugal (0.5%)
538,458	Electricidade de Portugal SA	2,397,126
169,032	Portugal Telecom SGPS SA	2,062,452

	Total Portugal	4,459,578

Singapore (2.5%)
186,000	DBS Group Holdings, Ltd.	2,021,918
4,360,000	Golden Agri-Resources, Ltd.[a]	1,570,953
290,800	Golden Agri-Resources, Ltd. Warrants, 0.54 SGD, expires 7/23/2012[a]	28,979
771,400	Keppel Corporation, Ltd.	4,493,327
627,000	Neptune Orient Lines, Ltd.	731,745
469,000	Oversea-Chinese Banking Corporation, Ltd.	3,019,840
681,400	Singapore Airlines, Ltd.	7,216,418
1,177,000	Singapore Telecommunications, Ltd.	2,592,349

	Total Singapore	21,675,529

South Korea (2.6%)
101,907	KB Financial Group, Inc.[a]	5,189,131
16,350	POSCO	8,622,524
25,110	SK Telecom Company, Ltd.	3,665,235
312,440	SK Telecom Company, Ltd. ADR[b]	5,080,274

	Total South Korea	22,557,164

Spain (4.0%)
478,327	Banco Bilbao Vizcaya Argentaria SA	8,717,126
79,998	Banco Santander SA	1,321,882
824,600	Iberdrola SA	7,901,550
610,745	Telefonica SA	17,093,418

	Total Spain	35,033,976

Sweden (1.2%)
116,032	Atlas Copco AB	1,705,643
92,081	Electrolux ABa	2,163,810
180,853	Lundin Petroleum ABa	1,426,840
575,200	Telefonaktiebolaget LM Ericsson	5,295,277

	Total Sweden	10,591,570

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (99.1%)	Value
Switzerland (13.1%)
259,845	ABB, Ltd.[a]	$5,006,782
30,021	Actelion, Ltd.[a]	1,603,354
178,115	Adecco SA	9,825,233
11,588	Baloise Holding AG	962,074
67,861	Compagnie Financiere Richemont SA	2,281,842
126,790	Credit Suisse Group	6,281,038
8,877	Givaudan SA	7,102,723
171,445	Holcim, Ltd.[a]	13,323,622
43,105	Julius Baer Group, Ltd.	1,515,863
13,413	Kuehne & Nagel International AG	1,304,072
463,785	Nestle SA	22,508,076
455,516	Novartis AG	24,874,167
62,976	Roche Holding AG	10,769,182
160,984	UBS AGa	2,506,744
27,855	Zurich Financial Services AG	6,089,469

	Total Switzerland	115,954,241

Thailand (1.0%)
1,164,700	PTT pcl	8,598,333

	Total Thailand	8,598,333

United Kingdom (18.2%)
70,820	Anglo American plc[a]	3,067,132
122,818	Antofagasta plc	1,953,780
54,572	Autonomy Corporation plc[a]	1,325,286
128,809	Babcock International Group plc	1,235,722
501,395	BAE Systems plc	2,901,951
258,488	Barclays plc	1,139,042
348,272	BG Group plc	6,288,641
136,470	BHP Billiton plc	4,350,794
967,500	BP plc	9,342,603
196,181	British American Tobacco plc	6,368,864
27,348	Chemring Group plc	1,290,957
485,531	Cobham plc	1,961,260
254,583	Experian plc	2,514,742
805,776	GlaxoSmithKline plc	17,087,631
162,000	HSBC Holdings plc ADR[b]	9,248,581
154,598	Imperial Tobacco Group plc	4,877,291
308,786	Invensys plc	1,485,525
1,812,085	Kingfisher plc	6,670,849
279,658	Marks and Spencer Group plc	1,806,868
266,197	National Grid plc	2,905,593
654,300	Pearson plc	9,381,612
157,353	Persimmon plc[a]	1,189,895
80,339	Reckitt Benckiser Group plc	4,348,882
128,718	Rio Tinto plc	6,950,564
139,680	SABMiller plc	4,105,884
332,245	Sage Group plc	1,176,569
166,058	Standard Chartered plc	4,192,408
404,074	Tesco plc	2,787,660
69,439	Travis Perkins plc[a]	951,004
353,272	Unilever plc	11,324,562
4,087,887	Vodafone Group plc	9,466,651
493,931	William Morrison Supermarkets plc	2,203,741
1,038,700	WPP plc	10,158,993
256,783	Xstrata plc[a]	4,580,119

	Total United Kingdom	160,641,656

	Total Common Stock (cost $831,708,904)	875,515,626

	Collateral Held for Securities Loaned (1.6%)
13,880,242	Thrivent Financial Securities Lending Trust	$13,880,242

	Total Collateral Held for Securities Loaned (cost $13,880,242)	13,880,242

Principal Amount	Short-Term Investments (0.8%)[c]
	Federal Home Loan Bank Discount Notes
2,000,000	0.040%, 1/15/2010	1,999,969
500,000	0.020%, 2/1/2010	499,991
1,000,000	0.050%, 2/3/2010	999,954
	Federal National Mortgage Association Disco unt Notes
3,250,000	0.030%, 2/4/2010	3,249,908

	Total Short-Term Investments (at amortized cost)	6,749,822

	Total Investments (cost $852,338,968) 101.5%	$896,145,690

	Other Assets and Liabilities, Net (1.5%)	(13,202,608)

	Total Net Assets 100.0%	$882,943,082

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank..

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$115,702,020
Gross unrealized depreciation	(75,677,972)

Net unrealized appreciation (depreciation)	$40,024,048

Cost for federal income tax purposes	$856,121,642

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Partner International Stock Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	82,084,762	1,582,446	80,502,316	—
Consumer Staples	99,900,094	1,316,917	98,583,177	—
Energy	70,821,891	15,295,173	55,526,718	—
Financials	143,988,166	12,785,665	131,202,501	—
Health Care	79,170,619	—	79,170,619	—
Industrials	135,780,315	—	135,780,315	—
Information Technology	43,217,342	—	43,217,342	—
Materials	150,538,508	14,679,789	135,858,719	—
Telecommunications Services	48,700,508	8,659,279	40,041,229	—
Utilities	21,313,421	1,020,652	20,292,769	—
Collateral Held for Securities Loaned	13,880,242	13,880,242	—	—
Short-Term Investments	6,749,822	—	6,749,822	—

Total	$896,145,690	$69,220,163	$826,925,527	$—

Other Financial Instruments*	$554	$554	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Partner International Stock Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers in and/or (Out of) Level 3	Value December 31, 2009
Common Stock
Transportation	3,722,232	—	(16,633)	(902,608)	5,461,472	(8,264,463)	—

Total	$3,722,232	$—	($16,633)	($902,608)	$5,461,472	($8,264,463)	$—

Foreign Currency Forward Contracts	Contracts to Deliver/Receive	Settlement Date	Value on Settlement Date	Value	Unrealized Gain/(Loss)
Sales
Australian Dollar	54,540	1/4/2010	$49,012	$48,990	$22
Canadian Dollar	136,353	1/4/2010	129,897	130,369	(472)
Hong Kong Dollar	409,667	1/4/2010	52,824	52,837	(13)
Japanese Yen	5,969,015	1/5/2010	65,029	64,090	939
Singapore Dollar	64,407	1/4/2010	45,923	45,845	78
Total Foreign Currency
Forward Contracts Sales			$342,685	$342,131	$554
Net Unrealized Gain/(Loss) on Foreign Currency Forward Contracts					$554

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2009, for Partner International Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	1,039
Total Foreign Exchange Contracts		1,039

Total Asset Derivatives		$1,039

Liability Derivatives
Foreign Exchange Contracts
Forward Contracts	Receivable/Payable for forward contracts, Net Assets - Net unrealized appreciation/(depreciation) on Foreign currency forward contracts	485
Total Foreign Exchange Contracts		485

Total Liability Derivatives		$485

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Partner International Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(966,541)
Total Foreign Exchange Contracts		(966,541)

Total		($966,541)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Partner International Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Change in net unrealized appreciation/(depreciation) on Foreign currency forward contracts	554
Total Foreign Exchange Contracts		554

Total		$554

The following table presents Partner International Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$8,531,543	1.1%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner International Stock Portfolio

Schedule of Investments as of December 31, 2009

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner International Stock Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$21,861,973	$114,446,824	$136,308,797	—	$—	$78,710
Thrivent Financial Securities Lending Trust	13,420,165	305,073,722	304,613,645	13,880,242	13,880,242	515,273
Total Value and Income Earned	35,282,138				13,880,242	593,983

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Stock Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (98.8%)	Value
Consumer Discretionary (11.8%)
200	Amazon.com, Inc.[a]	$26,904
3,700	GameStop Corporation[a]	81,178
800	Kohl’s Corporation[a]	43,144
2,700	Lowe’s Companies, Inc.	63,153
900	Netflix, Inc.[a]	49,626
2,300	Omnicom Group, Inc.	90,045
2,800	Target Corporation	135,436

	Total Consumer Discretionary	489,486

Consumer Staples (9.9%)
900	Costco Wholesale Corporation	53,253
4,650	CVS Caremark Corporation	149,777
1,000	PepsiCo, Inc.	60,800
2,380	Procter & Gamble Company	144,299

	Total Consumer Staples	408,129

Energy (7.8%)
1,300	Cameron International Corporation[a]	54,340
450	EOG Resources, Inc.	43,785
1,450	FMC Technologies, Inc.[a]	83,868
1,600	Noble Corporation	65,120
900	Smith International, Inc.	24,453
1,400	Suncor Energy, Inc.	49,434

	Total Energy	321,000

Financials (11.2%)
2,100	AFLAC, Inc.	97,125
700	Franklin Resources, Inc.	73,745
450	Goldman Sachs Group, Inc.	75,978
1,000	Northern Trust Corporation	52,400
3,100	SunTrust Banks, Inc.	62,899
2,800	Wells Fargo & Company	75,572
1,900	Zions Bancorporation	24,377

	Total Financials	462,096

Health Care (18.8%)
800	Allergan, Inc.	50,408
2,100	Dentsply International, Inc.	73,857
1,200	Genzyme Corporation[a]	58,812
2,200	Gilead Sciences, Inc.[a]	95,216
1,150	Laboratory Corporation of America Holdings[a]	86,066
2,400	Novartis AG ADR	130,632
2,100	St. Jude Medical, Inc.[a]	77,238
2,800	Stryker Corporation	141,036
1,400	Varian Medical Systems, Inc.[a]	65,590

	Total Health Care	778,855

Industrials (6.9%)
950	C.H. Robinson Worldwide, Inc.	55,794
1,100	Danaher Corporation	82,720
600	Deere & Company	32,454
900	Emerson Electric Company	38,340
550	Fastenal Company	22,902
900	United Parcel Service, Inc.	51,633

	Total Industrials	283,843

Information Technology (26.2%)
900	Apple, Inc.[a]	189,774
5,900	Cisco Systems, Inc.[a]	141,246
300	Google, Inc.[a]	185,994
3,650	Hewlett-Packard Company	188,011
2,550	Intel Corporation	52,020
1,000	Linear Technology Corporation	30,540
3,500	Microsoft Corporation	106,715
4,050	QUALCOMM, Inc.	187,353

	Total Information Technology	1,081,653

Materials (4.5%)
1,200	Air Products and Chemicals, Inc.	97,272
2,000	Ecolab, Inc.	89,180

	Total Materials	186,452

Utilities (1.7%)
1,700	Questar Corporation	70,669

	Total Utilities	70,669

	Total Common Stock (cost $4,153,441)	4,082,183

	Total Investments (cost $4,153,441) 98.8%	$4,082,183

	Other Assets and Liabilities, Net 1.2%	47,832

	Total Net Assets 100.0%	$4,130,015

a	Non-income producing security.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$315,777
Gross unrealized depreciation	(396,355)

Net unrealized appreciation (depreciation)	$(80,578)

Cost for federal income tax purposes	$4,162,761

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Stock Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Partner Socially Responsible Stock Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	489,486	489,486	—	—
Consumer Staples	408,129	408,129	—	—
Energy	321,000	321,000	—	—
Financials	462,096	462,096	—	—
Health Care	778,855	778,855	—	—
Industrials	283,843	283,843	—	—
Information Technology	1,081,653	1,081,653	—	—
Materials	186,452	186,452	—	—
Utilities	70,669	70,669	—	—

Total	$4,082,183	$4,082,183	$—	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Socially Responsible Stock Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$69,852	$610,511	$680,363	—	$—	$254
Total Value and Income Earned	69,852				—	254

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (97.3%)	Value
Consumer Discretionary (11.9%)
1,450	Abercrombie & Fitch Company	$50,532
2,255	Amazon.com, Inc.[a]	303,343
3,250	Coach, Inc.	118,722
2,325	Expedia, Inc.[a]	59,776
3,375	GameStop Corporation[a]	74,048
2,275	Guess ?, Inc.	96,232
3,300	LKQ Corporation[a]	64,647
575	New Oriental Education & Technology Group ADR[a]	43,476
350	Priceline.com, Inc.[a]	76,475
3,480	Starbucks Corporation[a]	80,249

	Total Consumer Discretionary	967,500

Consumer Staples (0.7%)
1,850	Avon Products, Inc.	58,275

	Total Consumer Staples	58,275

Energy (17.3%)
725	Apache Corporation	74,798
1,350	Atwood Oceanics, Inc.[a]	48,398
2,900	Cameron International Corporation[a]	121,220
2,725	Devon Energy Corporation	200,287
2,750	ENSCO International plc ADR	109,835
3,650	Halliburton Company	109,828
4,100	National Oilwell Varco, Inc.	180,769
2,325	Noble Corporation	94,628
1,325	Noble Energy, Inc.	94,367
2,650	Pride International, Inc.[a]	84,562
1,325	Schlumberger, Ltd.	86,244
2,400	Suncor Energy, Inc.	84,744
1,325	Transocean, Ltd.[a]	109,710

	Total Energy	1,399,390

Financials (6.5%)
350	BlackRock, Inc.	81,270
330	CME Group, Inc.	110,864
475	Franklin Resources, Inc.	50,041
445	Goldman Sachs Group, Inc.	75,134
545	IntercontinentalExchange, Inc.[a]	61,203
1,850	Legg Mason, Inc.	55,796
1,750	T. Rowe Price Group, Inc.	93,188

	Total Financials	527,496

Health Care (7.2%)
1,025	Alexion Pharmaceuticals, Inc.[a]	50,041
1,360	Celgene Corporation[a]	75,725
4,025	ev3, Inc.[a]	53,693
1,200	Gen-Probe, Inc.[a]	51,480
195	Intuitive Surgical, Inc.[a]	59,147
1,900	Mindray Medical International, Ltd. ADR	64,448
889	NuVasive, Inc.[a]	28,430
2,400	PerkinElmer, Inc.	49,416
1,300	Varian Medical Systems, Inc.[a]	60,905
1,500	Waters Corporation[a]	92,940

	Total Health Care	586,225

Industrials (11.3%)
850	3M Company	70,269
2,400	ABB, Ltd. ADR[a]	45,840
2,775	Bucyrus International, Inc.	156,427
1,100	Cummins, Inc.	50,446
455	First Solar, Inc.[a]	61,607
850	FTI Consulting, Inc.[a]	40,086
3,475	GrafTech International, Ltd.[a]	54,036
2,200	Honeywell International, Inc.	86,240
1,025	ITT Corporation	50,984
1,050	Parker Hannifin Corporation	56,574
2,125	SunPower Corporation[a]	50,320
1,905	United Technologies Corporation	132,226
1,450	Wabtec Corporation	59,218

	Total Industrials	914,273

Information Technology (36.5%)
2,375	Akamai Technologies, Inc.[a]	60,159
4,400	Altera Corporation	99,572
1,300	Amphenol Corporation	60,034
1,600	ANSYS, Inc.[a]	69,536
1,820	Apple, Inc.[a]	383,765
2,325	Atheros Communications, Inc.[a]	79,608
292	Baidu.com, Inc. ADR[a]	120,079
2,925	Broadcom Corporation[a]	91,991
4,750	Cisco Systems, Inc.[a]	113,715
2,000	Cognizant Technology Solutions Corporation[a]	90,600
1,350	Dolby Laboratories, Inc.[a]	64,436
3,010	eBay, Inc.[a]	70,855
2,225	FLIR Systems, Inc.[a]	72,802
597	Google, Inc.[a]	370,128
3,500	Jabil Circuit, Inc.	60,795
2,525	Juniper Networks, Inc.[a]	67,342
1,650	Linear Technology Corporation	50,391
9,175	LSI Corporation[a]	55,142
5,925	Marvell Technology Group, Ltd.[a]	122,944
200	MasterCard, Inc.	51,196
1,550	Mercadolibre, Inc.[a]	80,399
3,175	NETAPP, Inc.[a]	109,188
5,325	Nuance Communications, Inc.[a]	82,750
4,550	NVIDIA Corporation[a]	84,994
3,375	Oracle Corporation	82,822
4,100	Parametric Technology Corporation[a]	66,994
1,300	Perfect World Company, Ltd ADR[a]	51,272
1,590	Research in Motion, Ltd.[a]	107,389
3,575	Seagate Technology	65,029
2,600	Trimble Navigation, Ltd.[a]	65,520

	Total Information Technology	2,951,447

Materials (4.4%)
700	Agrium, Inc.	43,050
4,925	Anglo American plc[a]	106,774
1,725	Barrick Gold Corporation	67,930
1,400	Nucor Corporation	65,310
4,000	Sterlite Industries India, Ltd.	72,880

	Total Materials	355,944

Telecommunications Services (1.5%)
2,525	America Movil SA de CV ADR	118,625

	Total Telecommunications Services	118,625

	Total Common Stock (cost $7,155,922)	7,879,175

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Short-Term Investments (1.3%)[b]	Value
	Federal National Mortgage Association Discount Notes
100,000	0.010%, 2/1/2010	$99,999

	Total Short-Term Investments (at amortized cost)	99,999

	Total Investments (cost $7,255,921) 98.6%	$7,979,174

	Other Assets and Liabilities, Net 1.4%	117,266

	Total Net Assets 100.0%	$8,096,440

a	Non-income producing security.
b	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,027,815
Gross unrealized depreciation	(312,423)

Net unrealized appreciation (depreciation)	$715,392

Cost for federal income tax purposes	$7,263,782

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Partner All Cap Growth Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	967,500	967,500	—	—
Consumer Staples	58,275	58,275	—	—
Energy	1,399,390	1,399,390	—	—
Financials	527,496	527,496	—	—
Health Care	586,225	586,225	—	—
Industrials	914,273	914,273	—	—
Information Technology	2,951,447	2,951,447	—	—
Materials	355,944	355,944	—	—
Telecommunications Services	118,625	118,625	—	—
Short-Term Investments	99,999	—	99,999	—

Total	$7,979,174	$7,879,175	$99,999	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner All Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$77,149	$3,847,005	$3,924,154	—	$—	$373
Total Value and Income Earned	77,149				—	373

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Value Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (94.9%)	Value
Consumer Discretionary (10.9%)
1,466	Bed Bath & Beyond, Inc.[a]	$56,632
9,860	Brinker International, Inc.	147,111
290	Dollar General Corporation[a]	6,505
7,969	Goodyear Tire & Rubber Company[a]	112,363
1,334	Mohawk Industries, Inc.[a]	63,498
2,672	Time Warner Cable, Inc.	110,594
3,600	Viacom, Inc.[a]	107,028

	Total Consumer Discretionary	603,731

Consumer Staples (6.5%)
6,272	Chiquita Brands International, Inc.[a]	113,147
3,242	Kroger Company	66,558
1,588	Molson Coors Brewing Company	71,714
2,972	Walgreen Company	109,132

	Total Consumer Staples	360,551

Energy (13.6%)
1,664	Apache Corporation	171,675
2,750	Chevron Corporation	211,723
2,370	CONSOL Energy, Inc.	118,026
330	EOG Resources, Inc.	32,109
1,706	Exxon Mobil Corporation	116,332
3,256	Marathon Oil Corporation	101,652

	Total Energy	751,517

Financials (21.1%)
1,780	Allstate Corporation	53,471
2,704	Assurant, Inc.	79,714
4,800	Bank of America Corporation	72,288
1,880	Comerica, Inc.	55,592
8,740	Conseco, Inc.[a]	43,700
1,680	Everest Re Group, Ltd.	143,942
672	Goldman Sachs Group, Inc.	113,461
5,340	J.P. Morgan Chase & Company	222,518
2,902	MetLife, Inc.	102,586
5,580	Morgan Stanley	165,168
5,460	SLM Corporation[a]	61,534
1,880	Wells Fargo & Company	50,741

	Total Financials	1,164,715

Health Care (11.7%)
4,828	Aetna, Inc.	153,047
8,020	Biovail Corporation	111,959
2,484	Covidien, Ltd.	118,959
4,203	Merck & Company, Inc.	153,578
3,009	Pfizer, Inc.	54,734
5,010	Vanda Pharmaceuticals, Inc.[a]	56,312

	Total Health Care	648,589

Industrials (11.2%)
2,830	Aircastle, Ltd.	27,875
3,730	General Cable Corporation[a]	109,737
14,771	Genesis Lease, Ltd. ADR	131,905
4,556	Navistar International Corporation[a]	176,089
4,860	Tyco International, Ltd.	173,405

	Total Industrials	619,011

Information Technology (6.7%)
9,534	Dell, Inc.[a]	136,908
20,434	Motorola, Inc.[a]	158,568
1,546	QUALCOMM, Inc.	71,518

	Total Information Technology	366,994

Materials (6.1%)
5,058	Celanese Corporation	162,362
1,084	Potash Corporation of Saskatchewan, Inc.	117,614
14,990	Xstrata plc ADR[a]	54,713

	Total Materials	334,689

Telecommunications Services (1.8%)
3,484	AT&T, Inc.	97,657

	Total Telecommunications Services	97,657

Utilities (5.3%)
6,348	CMS Energy Corporation	99,410
2,330	Edison International, Inc.	81,037
2,298	Exelon Corporation	112,303

	Total Utilities	292,750

	Total Common Stock (cost $4,931,799)	5,240,204

	Preferred Stock (1.7%)

Financials (1.7%)
6,500	Bank of America Corporation, Convertible[a]	96,980

	Total Financials	96,980

	Total Preferred Stock (cost $97,500)	96,980

	Total Investments (cost $5,029,299) 96.6%	$5,337,184

	Other Assets and Liabilities, Net 3.4%	186,276

	Total Net Assets 100.0%	$5,523,460

a	Non-income producing security.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$407,573
Gross unrealized depreciation	(139,582)

Net unrealized appreciation (depreciation)	$267,991

Cost for federal income tax purposes	$5,069,193

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Value Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Partner All Cap Value Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	603,731	603,731	—	—
Consumer Staples	360,551	360,551	—	—
Energy	751,517	751,517	—	—
Financials	1,164,715	1,164,715	—	—
Health Care	648,589	648,589	—	—
Industrials	619,011	619,011	—	—
Information Technology	366,994	366,994	—	—
Materials	334,689	334,689	—	—
Telecommunications Services	97,657	97,657	—	—
Utilities	292,750	292,750	—	—
Preferred Stock
Financials	96,980	96,980	—	—

Total	$5,337,184	$5,337,184	$—	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Partner All Cap Value Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	577
Total Equity Contracts		577
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	37
Total Foreign Exchange Contracts		37

Total		$614

The following table presents Partner All Cap Value Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	N/A	N/A	2
Foreign Exchange Contracts	$346	<0.1%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner All Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$201,541	$3,408,873	$3,610,414	—	$—	$583
Total Value and Income Earned	201,541				—	583

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (99.2%)	Value
Consumer Discretionary (9.6%)
8,050	BorgWarner, Inc.	$267,421
17,600	Carnival Corporation[a]	557,744
29,900	CBS Corporation	420,095
11,320	Coach, Inc.	413,519
12,430	Darden Restaurants, Inc.	435,920
81,320	Ford Motor Company[a]	813,200
19,620	Home Depot, Inc.	567,607
21,930	Lowe’s Companies, Inc.	512,943
13,460	Nordstrom, Inc.	505,827
60,410	Saks, Inc.[a,b]	396,289
9,780	Tiffany & Company	420,540
23,950	Time Warner, Inc.	697,903

	Total Consumer Discretionary	6,009,008

Consumer Staples (11.2%)
26,110	Avon Products, Inc.	822,465
18,420	Coca-Cola Enterprises, Inc.	390,504
37,650	ConAgra Foods, Inc.	867,833
57,030	CVS Caremark Corporation	1,836,936
17,860	Dr. Pepper Snapple Group, Inc.	505,438
15,570	Molson Coors Brewing Company	703,141
12,120	Procter & Gamble Company	734,836
11,930	Sara Lee Corporation	145,307
19,290	Wal-Mart Stores, Inc.	1,031,051

	Total Consumer Staples	7,037,511

Energy (11.3%)
12,580	Chevron Corporation	968,534
10,110	EXCO Resources, Inc.	214,635
19,040	Exxon Mobil Corporation	1,298,338
24,300	Forest Oil Corporation[a]	540,675
16,300	Halliburton Company	490,467
15,180	Newfield Exploration Company[a]	732,132
3,700	Occidental Petroleum Corporation	300,995
13,600	Schlumberger, Ltd.	885,224
12,260	Southwestern Energy Company[a]	590,932
6,970	Transocean, Ltd.[a]	577,116
10,310	XTO Energy, Inc.	479,724

	Total Energy	7,078,772

Financials (14.3%)
10,110	ACE, Ltd.[a]	509,544
48,660	Bank of America Corporation	732,820
21,556	Bank of New York Mellon Corporation	602,921
130	Berkshire Hathaway, Inc.[a]	427,180
24,070	Charles Schwab Corporation	452,997
2,690	CME Group, Inc.	903,705
5,700	Goldman Sachs Group, Inc.	962,388
15,460	Interactive Brokers Group, Inc.[a]	273,951
10,700	Invesco, Ltd.	251,343
34,580	J.P. Morgan Chase & Company	1,440,949
4,100	PartnerRe, Ltd.	306,106
8,830	PNC Financial Services Group, Inc.	466,136
12,310	TD Ameritrade Holding Corporation[a]	238,568
51,930	Wells Fargo & Company	1,401,591

	Total Financials	8,970,199

Health Care (12.6%)
16,310	Aetna, Inc.	517,027
9,120	Allergan, Inc.	574,651
7,720	Baxter International, Inc.	453,010
10,990	Biogen Idec, Inc.[a]	587,965
6,380	CIGNA Corporation	225,023
11,100	Covidien, Ltd.	531,579
3,150	Express Scripts, Inc.[a]	272,317
3,560	Genzyme Corporation[a]	174,476
2,670	Johnson & Johnson	171,975
41,070	King Pharmaceuticals, Inc.[a]	503,929
7,280	Medco Health Solutions, Inc.[a]	465,265
28,464	Merck & Company, Inc.	1,040,074
100,375	Pfizer, Inc.	1,825,821
7,530	St. Jude Medical, Inc.[a]	276,953
5,480	Thermo Fisher Scientific, Inc.[a]	261,341

	Total Health Care	7,881,406

Industrials (10.2%)
10,200	Bucyrus International, Inc.	574,974
12,170	Caterpillar, Inc.	693,568
11,400	CNH Global NVa	284,772
8,960	CSX Corporation	434,470
11,830	Cummins, Inc.	542,524
8,800	Deere & Company	475,992
36,260	Delta Air Lines, Inc.[a]	412,639
21,070	General Electric Company	318,789
10,140	Joy Global, Inc.	523,123
5,310	Rockwell Automation, Inc.	249,464
16,180	Terex Corporation[a,b]	320,526
19,190	Textron, Inc.	360,964
7,100	Union Pacific Corporation	453,690
6,350	United Technologies Corporation	440,753
16,900	Yingli Green Energy Holding Company, Ltd. ADR[a,b]	267,189

	Total Industrials	6,353,437

Information Technology (19.9%)
78,560	ADC Telecommunications, Inc.[a]	487,858
7,170	Apple, Inc.[a]	1,511,866
41,990	BMC Software, Inc.[a]	1,683,799
1,530	Google, Inc.[a]	948,569
8,310	International Business Machines Corporation	1,087,779
27,620	KLA-Tencor Corporation	998,739
28,040	McAfee, Inc.[a]	1,137,583
15,140	Microsoft Corporation	461,619
34,600	NETAPP, Inc.[a]	1,189,894
22,590	Novellus Systems, Inc.[a]	527,250
10,130	SanDisk Corporation[a]	293,669
91,600	Seagate Technology	1,666,204
45,960	Take-Two Interactive Software, Inc.[a,b]	461,898

	Total Information Technology	12,456,727

Materials (3.4%)
7,090	Albemarle Corporation	257,863
16,750	Commercial Metals Company	262,138
9,740	Compass Minerals International, Inc.	654,431
3,420	FMC Corporation	190,699
3,100	Freeport-McMoRan Copper & Gold, Inc.[a]	248,899
4,250	Newmont Mining Corporation	201,067

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (99.2%)	Value
Materials (3.4%) - continued
4,100	Praxair, Inc.	$329,271

	Total Materials	2,144,368

Telecommunications Services (3.1%)
6,800	American Tower Corporation[a]	293,828
19,202	AT&T, Inc.	538,232
17,790	NII Holdings, Inc.[a]	597,388
126,570	Qwest Communications International, Inc.	532,860

	Total Telecommunications Services	1,962,308

Utilities (3.6%)
21,180	American Electric Power Company, Inc.	736,852
13,970	American Water Works Company, Inc.	313,068
18,880	CMS Energy Corporation	295,661
13,810	PPL Corporation	446,201
75,060	RRI Energy, Inc.[a]	429,343

	Total Utilities	2,221,125

	Total Common Stock (cost $55,936,571)	62,114,861

	Collateral Held for Securities Loaned (2.0%)
1,275,375	Thrivent Financial Securities Lending Trust	1,275,375

	Total Collateral Held for Securities Loaned (cost $1,275,375)	1,275,375

	Short-Term Investments (0.7%)[c]
	Federal Home Loan Bank Discount Notes
400,000	0.020%, 2/1/2010	399,993

	Total Short-Term Investments (at amortized cost)	399,993

	Total Investments (cost $57,611,939) 101.9%	$63,790,229

	Other Assets and Liabilities, Net (1.9%)	(1,175,414)

	Total Net Assets 100.0%	$62,614,815

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$7,346,475
Gross unrealized depreciation	(1,763,744)

Net unrealized appreciation (depreciation)	$5,582,731

Cost for federal income tax purposes	$58,207,498

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner All Cap Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Partner All Cap Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	6,009,008	6,009,008	—	—
Consumer Staples	7,037,511	7,037,511	—	—
Energy	7,078,772	7,078,772	—	—
Financials	8,970,199	8,970,199	—	—
Health Care	7,881,406	7,881,406	—	—
Industrials	6,353,437	6,353,437	—	—
Information Technology	12,456,727	12,456,727	—	—
Materials	2,144,368	2,144,368	—	—
Telecommunications Services	1,962,308	1,962,308	—	—
Utilities	2,221,125	2,221,125	—	—
Collateral Held for Securities Loaned	1,275,375	1,275,375	—	—
Short-Term Investments	399,993	—	399,993	—

Total	$63,790,229	$63,390,236	$399,993	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner All Cap Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$71,709	$19,489,248	$19,560,957	—	$—	$1,943
Thrivent Financial Securities Lending Trust	2,623,789	20,030,284	21,378,698	1,275,375	1,275,375	7,410
Total Value and Income Earned	2,695,498				1,275,375	9,353

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio II

Schedule of Investments as of December 31, 2009

Shares	Common Stock (96.3%)	Value
Consumer Discretionary (12.0%)
48,730	Amazon.com, Inc.[a]	$6,555,160
63,500	Bed Bath & Beyond, Inc.[a]	2,453,005
70,157	Best Buy Company, Inc.	2,768,395
111,400	Brinker International, Inc.	1,662,088
47,400	Carnival Corporation[a]	1,502,106
461,382	Ford Motor Company[a]	4,613,820
120,850	International Game Technology	2,268,354
69,895	Kohl’s Corporation[a]	3,769,437
65,100	Limited Brands, Inc.	1,252,524
89,450	Lowe’s Companies, Inc.	2,092,236
567,031	Melco Crown Entertainment, Ltd.[a,b]	1,910,894
50,100	Nordstrom, Inc.	1,882,758
74,600	RadioShack Corporation	1,454,700
77,495	Target Corporation	3,748,433
112,526	Time Warner, Inc.	3,279,008
96,000	Toll Brothers, Inc.[a]	1,805,760

	Total Consumer Discretionary	43,018,678

Consumer Staples (4.6%)
116,682	PepsiCo, Inc.	7,094,266
106,721	Procter & Gamble Company	6,470,494
80,550	Walgreen Company	2,957,796

	Total Consumer Staples	16,522,556

Energy (9.8%)
49,450	Alpha Natural Resources, Inc.[a]	2,145,141
56,700	Baker Hughes, Inc.	2,295,216
81,650	Cobalt International Energy, Inc.[a]	1,130,036
53,549	Devon Energy Corporation	3,935,851
34,062	EOG Resources, Inc.	3,314,233
54,900	Hess Corporation	3,321,450
149,740	Nabors Industries, Ltd.[a]	3,277,809
67,909	Petroleo Brasileiro SA ADR	3,237,901
94,837	Schlumberger, Ltd.	6,172,940
75,653	Southwestern Energy Company[a]	3,646,475
150,000	Valero Energy Corporation	2,512,500

	Total Energy	34,989,552

Financials (8.5%)
58,660	Goldman Sachs Group, Inc.	9,904,154
34,013	IntercontinentalExchange, Inc.[a]	3,819,660
104,850	Invesco, Ltd.	2,462,926
134,477	J.P. Morgan Chase & Company	5,603,657
40,750	Lazard, Ltd.	1,547,278
29,400	T. Rowe Price Group, Inc.	1,565,550
149,042	TD Ameritrade Holding Corporation[a]	2,888,434
94,050	Wells Fargo & Company	2,538,409

	Total Financials	30,330,068

Health Care (14.0%)
11,756	Alcon, Inc.	1,932,099
20,257	Allergan, Inc.	1,276,394
70,060	Amgen, Inc.[a]	3,963,294
72,942	Baxter International, Inc.	4,280,237
77,065	Celgene Corporation[a]	4,290,979
133,784	Covidien, Ltd.	6,406,916
108,475	Gilead Sciences, Inc.[a]	4,694,798
76,367	Medco Health Solutions, Inc.[a]	4,880,615
340,102	Pfizer, Inc.	6,186,455
140,883	Thermo Fisher Scientific, Inc.[a]	6,718,710
48,536	United Therapeutics Corporation[a]	2,555,420
87,770	UnitedHealth Group, Inc.	2,675,230

	Total Health Care	49,861,147

Industrials (9.1%)
101,200	AMR Corporation[a]	782,276
40,100	Caterpillar, Inc.	2,285,299
54,441	Danaher Corporation	4,093,963
144,362	Delta Air Lines, Inc.[a,c]	1,642,840
67,640	Dover Corporation	2,814,501
194,600	Dryships, Inc.[a,b]	1,132,572
36,100	FedEx Corporation	3,012,545
78,450	Foster Wheeler AGa	2,309,568
147,200	General Electric Company	2,227,136
56,425	Honeywell International, Inc.	2,211,860
25,900	Parker Hannifin Corporation	1,395,492
69,658	Union Pacific Corporation	4,451,146
59,722	United Technologies Corporation	4,145,304

	Total Industrials	32,504,502

Information Technology (31.8%)
214,050	Activision Blizzard, Inc.[a]	2,378,096
264	AOL, Inc.[a]	6,146
77,216	Apple, Inc.[a]	16,281,766
331,016	Cisco Systems, Inc.[a]	7,924,523
76,400	Dell, Inc.[a]	1,097,104
76,400	eBay, Inc.[a]	1,798,456
25,003	Google, Inc.[a]	15,501,360
125,650	Hewlett-Packard Company	6,472,232
405,411	Intel Corporation	8,270,384
17,750	MasterCard, Inc.	4,543,645
114,928	Maxim Integrated Products, Inc.	2,333,038
36,700	McAfee, Inc.[a]	1,488,919
98,900	Micron Technology, Inc.[a]	1,044,384
277,300	Microsoft Corporation	8,454,877
122,300	Motorola, Inc.[a]	949,048
82,700	Novellus Systems, Inc.[a]	1,930,218
252,050	ON Semiconductor Corporation[a]	2,220,561
257,077	Oracle Corporation	6,308,670
229,158	QUALCOMM, Inc.	10,600,849
26,532	Research in Motion, Ltd.[a]	1,791,971
86,918	STEC, Inc.[a,b]	1,420,240
78,546	Tyco Electronics, Ltd.	1,928,304
41,201	Visa, Inc.	3,603,439
77,253	Xilinx, Inc.	1,935,960
207,739	Yahoo!, Inc.[a]	3,485,860

	Total Information Technology	113,770,050

Materials (3.3%)
42,288	Air Products and Chemicals, Inc.	3,427,865
40,658	Freeport-McMoRan Copper & Gold, Inc.[a]	3,264,431
56,600	Newmont Mining Corporation	2,677,746
10,400	Potash Corporation of Saskatchewan, Inc.	1,128,400
72,549	Steel Dynamics, Inc.	1,285,568

	Total Materials	11,784,010

Telecommunications Services (3.2%)
444,500	Alcatel-Lucent ADR[a]	1,475,740
128,515	American Tower Corporation[a]	5,553,133
60,950	NII Holdings, Inc.[a]	2,046,701

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio II

Schedule of Investments as of December 31, 2009

Shares	Common Stock (96.3%)	Value
Telecommunications Services (3.2%) - continued
527,753	Qwest Communications International, Inc.[b]	$2,221,840

	Total Telecommunications Services	11,297,414

	Total Common Stock (cost $283,146,992)	344,077,977

	Preferred Stock (1.0%)
Financials (1.0%)
239,500	Bank of America Corporation, Convertible[a]	3,573,340

	Total Financials	3,573,340

	Total Preferred Stock (cost $3,594,329)	3,573,340

	Collateral Held for Securities Loaned (1.9%)
6,796,273	Thrivent Financial Securities Lending Trust	6,796,273

	Total Collateral Held for Securities Loaned (cost $6,796,273)	6,796,273

Principal Amount	Short-Term Investments (3.1%)[d]
	Federal Home Loan Mortgage Corporation Discount Notes
5,000,000	0.060%, 2/19/2010	4,999,592
	Societe Generale North America, Inc.
6,022,000	0.020%, 1/4/2010	6,021,990

	Total Short-Term Investments (at amortized cost)	11,021,582

	Total Investments (cost $304,559,176) 102.3%	$365,469,172

	Other Assets and Liabilities, Net (2.3%)	(8,083,341)

	Total Net Assets 100.0%	$357,385,831

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	All or a portion of the security was earmarked to cover written options.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$64,309,463
Gross unrealized depreciation	(4,006,943)

Net unrealized appreciation (depreciation)	$60,302,520

Cost for federal income tax purposes	$305,166,652

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio II

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Large Cap Growth Portfolio II’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	43,018,678	43,018,678	—	—
Consumer Staples	16,522,556	16,522,556	—	—
Energy	34,989,552	34,989,552	—	—
Financials	30,330,068	30,330,068	—	—
Health Care	49,861,147	49,861,147	—	—
Industrials	32,504,502	32,504,502	—	—
Information Technology	113,770,050	113,770,050	—	—
Materials	11,784,010	11,784,010	—	—
Telecommunications Services	11,297,414	11,297,414	—	—

Preferred Stock
Financials	3,573,340	3,573,340	—	—
Collateral Held for Securities Loaned	6,796,273	6,796,273	—	—
Short-Term Investments	11,021,582	—	11,021,582	—

Total	$365,469,172	$354,447,590	$11,021,582	$—

Other Financial Instruments*	($2,234)	($2,234)	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/ (Loss)
Delta Air Lines, Inc.	195	$11.00	January 2010	($13,650)	($2,234)
Total Call Options Written				($13,650)	($2,234)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2009, for Large Cap Growth Portfolio II’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	2,234
Total Equity Contracts		2,234

Total Liability Derivatives		$2,234

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Large Cap Growth Portfolio II’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/ (Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(95,893)
Total Equity Contracts		(95,893)

Total		($95,893)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio II

Schedule of Investments as of December 31, 2009

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Large Cap Growth Portfolio II’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(2,234)
Total Equity Contracts		(2,234)

Total		($2,234)

The following table presents Large Cap Growth Portfolio II’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Options (Contracts)
Equity Contracts	303

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Portfolio II, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$9,917,185	$88,102,411	$98,019,596	—	$—	$32,742
Thrivent Financial Securities Lending Trust	211,680	142,829,364	136,244,771	6,796,273	6,796,273	42,813
Total Value and Income Earned	10,128,865				6,796,273	75,555

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (97.7%)	Value
Consumer Discretionary (12.6%)
140,850	Amazon.com, Inc.[a]	$18,947,142
37,862	Apollo Group, Inc.[a]	2,293,680
176,100	Bed Bath & Beyond, Inc.[a]	6,802,743
190,400	Best Buy Company, Inc.	7,513,184
283,300	Brinker International, Inc.	4,226,836
121,300	Carnival Corporation[a]	3,843,997
1,189,000	Ford Motor Company[a]	11,890,000
274,600	International Game Technology	5,154,242
197,000	Kohl’s Corporation[a]	10,624,210
191,200	Limited Brands, Inc.	3,678,688
259,600	Lowe’s Companies, Inc.	6,072,044
1,252,982	Melco Crown Entertainment, Ltd.[a,b]	4,222,549
279,300	MGM MIRAGE[a,b]	2,547,216
132,500	Nordstrom, Inc.[b]	4,979,350
218,800	RadioShack Corporation	4,266,600
95,100	Starwood Hotels & Resorts Worldwide, Inc.	3,477,807
224,000	Target Corporation	10,834,880
294,000	Time Warner, Inc.	8,567,160
250,000	Toll Brothers, Inc.[a]	4,702,500
139,400	Viacom, Inc.[a]	4,144,362

	Total Consumer Discretionary	128,789,190

Consumer Staples (4.8%)
140,000	Avon Products, Inc.	4,410,000
306,100	PepsiCo, Inc.	18,610,880
294,300	Procter & Gamble Company	17,843,409
235,200	Walgreen Company	8,636,544

	Total Consumer Staples	49,500,833

Energy (9.9%)
142,200	Alpha Natural Resources, Inc.[a]	6,168,636
156,400	Baker Hughes, Inc.	6,331,072
223,350	Cobalt International Energy, Inc.[a,b]	3,091,164
130,700	Devon Energy Corporation	9,606,450
96,000	EOG Resources, Inc.	9,340,800
161,400	Hess Corporation	9,764,700
311,400	Nabors Industries, Ltd.[a]	6,816,546
163,000	Noble Corporation	6,634,100
195,550	Petroleo Brasileiro SA ADR	9,323,824
271,800	Schlumberger, Ltd.	17,691,462
214,100	Southwestern Energy Company[a]	10,319,620
403,900	Valero Energy Corporation	6,765,325

	Total Energy	101,853,699

Financials (9.0%)
156,900	American Express Company	6,357,588
153,000	Goldman Sachs Group, Inc.	25,832,520
93,000	IntercontinentalExchange, Inc.[a]	10,443,900
247,100	Invesco, Ltd.	5,804,379
368,550	J.P. Morgan Chase & Company	15,357,479
114,000	Lazard, Ltd.	4,328,580
123,300	Lincoln National Corporation	3,067,704
54,500	State Street Corporation	2,372,930
82,600	T. Rowe Price Group, Inc.	4,398,450
430,500	TD Ameritrade Holding Corporation[a]	8,343,090
205,300	Wells Fargo & Company	5,541,047

	Total Financials	91,847,667

Health Care (14.3%)
187,500	Abbott Laboratories	10,123,125
33,275	Alcon, Inc.	5,468,746
59,700	Allergan, Inc.	3,761,697
169,202	Amgen, Inc.[a]	9,571,757
170,296	Baxter International, Inc.	9,992,969
214,950	Celgene Corporation[a]	11,968,416
313,700	Covidien, Ltd.	15,023,093
311,750	Gilead Sciences, Inc.[a]	13,492,540
194,791	Medco Health Solutions, Inc.[a]	12,449,093
868,400	Pfizer, Inc.	15,796,196
87,235	St. Jude Medical, Inc.[a]	3,208,503
117,650	Teva Pharmaceutical Industries, Ltd. ADR	6,609,577
354,358	Thermo Fisher Scientific, Inc.[a]	16,899,333
105,019	United Therapeutics Corporation[a]	5,529,251
207,200	UnitedHealth Group, Inc.	6,315,456

	Total Health Care	146,209,752

Industrials (8.9%)
292,000	AMR Corporation[a]	2,257,160
100,600	Caterpillar, Inc.	5,733,194
72,100	CSX Corporation	3,496,129
150,650	Danaher Corporation	11,328,880
359,915	Delta Air Lines, Inc.[a,c]	4,095,833
247,500	Diana Shipping, Inc.[a,b]	3,583,800
140,500	Dover Corporation	5,846,205
270,700	Dryships, Inc.[a,b]	1,575,474
99,800	FedEx Corporation	8,328,310
182,800	Foster Wheeler AGa	5,381,632
425,500	General Electric Company	6,437,815
115,700	Honeywell International, Inc.	4,535,440
63,200	Illinois Tool Works, Inc.	3,032,968
76,800	Parker Hannifin Corporation	4,137,984
168,900	Union Pacific Corporation	10,792,710
162,300	United Technologies Corporation	11,265,243

	Total Industrials	91,828,777

Information Technology (31.7%)
501,100	Activision Blizzard, Inc.[a]	5,567,221
197,500	Altera Corporation	4,469,425
223,700	Apple, Inc.[a]	47,169,382
968,650	Cisco Systems, Inc.[a]	23,189,481
220,700	Dell, Inc.[a]	3,169,252
223,900	eBay, Inc.[a]	5,270,606
433,100	EMC Corporation[a]	7,566,257
71,352	Google, Inc.[a]	44,236,813
358,200	Hewlett-Packard Company	18,450,882
924,800	Intel Corporation	18,865,920
51,400	MasterCard, Inc.	13,157,372
284,700	Maxim Integrated Products, Inc.	5,779,410
80,700	McAfee, Inc.[a]	3,273,999
290,200	Micron Technology, Inc.[a]	3,064,512
794,400	Microsoft Corporation	24,221,256
357,400	Motorola, Inc.[a]	2,773,424
148,100	Novellus Systems, Inc.[a]	3,456,654
566,700	ON Semiconductor Corporation[a]	4,992,627
744,200	Oracle Corporation	18,262,668
636,844	QUALCOMM, Inc.	29,460,403
76,661	Research in Motion, Ltd.[a]	5,177,684
171,500	STEC, Inc.[a,b]	2,802,310
194,900	Tyco Electronics, Ltd.	4,784,795
119,000	Visa, Inc.	10,407,740
228,100	Xilinx, Inc.	5,716,186

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (97.7%)	Value
Information Technology (31.7%) - continued
581,600	Yahoo!, Inc.[a]	$9,759,248

	Total Information Technology	325,045,527

Materials (3.6%)
102,700	Air Products and Chemicals, Inc.	8,324,862
110,100	Freeport-McMoRan Copper & Gold, Inc.[a]	8,839,929
137,900	International Paper Company	3,692,962
29,700	Martin Marietta Materials, Inc.[b]	2,655,477
137,800	Newmont Mining Corporation	6,519,318
29,800	Potash Corporation of Saskatchewan, Inc.	3,233,300
193,890	Steel Dynamics, Inc.	3,435,731

	Total Materials	36,701,579

Telecommunications Services (2.9%)
976,800	Alcatel-Lucent ADR[a]	3,242,976
307,700	American Tower Corporation[a]	13,295,717
127,100	NII Holdings, Inc.[a]	4,268,018
1,359,750	Qwest Communications International, Inc.[b]	5,724,547
86,700	SBA Communications Corporation[a]	2,961,672

	Total Telecommunications Services	29,492,930

	Total Common Stock (cost $859,466,261)	1,001,269,954

	Preferred Stock (0.9%)
Financials (0.9%)
644,300	Bank of America Corporation, Convertible[a]	9,612,956

	Total Financials	9,612,956

	Total Preferred Stock (cost $9,667,517)	9,612,956

	Collateral Held for Securities Loaned (3.0%)
30,719,415	Thrivent Financial Securities Lending Trust	30,719,415

	Total Collateral Held for Securities Loaned (cost $30,719,415)	30,719,415

Principal Amount	Short-Term Investments (1.8%)[d]
	Chariot Funding, LLC
835,000	0.050%, 1/4/2010	834,997
	Federal Home Loan Bank Discount Notes
3,600,000	0.060%, 1/13/2010	3,599,928
9,000,000	0.030%, 1/15/2010	8,999,895
	Federal National Mortgage Association Discount Notes
5,000,000	0.050%, 2/4/2010	4,999,764

	Total Short-Term Investments (at amortized cost)	18,434,584

	Total Investments (cost $918,287,777) 103.4%	$1,060,036,909

	Other Assets and Liabilities, Net (3.4%)	(34,723,948)

	Total Net Assets 100.0%	$1,025,312,961

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	All or a portion of the security was earmarked to cover written options.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$164,810,087
Gross unrealized depreciation	(26,889,946)

Net unrealized appreciation (depreciation)	$137,920,141

Cost for federal income tax purposes	$922,116,768

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Large Cap Growth Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	128,789,190	128,789,190	—	—
Consumer Staples	49,500,833	49,500,833	—	—
Energy	101,853,699	101,853,699	—	—
Financials	91,847,667	91,847,667	—	—
Health Care	146,209,752	146,209,752	—	—
Industrials	91,828,777	91,828,777	—	—
Information Technology	325,045,527	325,045,527	—	—
Materials	36,701,579	36,701,579	—	—
Telecommunications Services	29,492,930	29,492,930	—	—

Preferred Stock
Financials	9,612,956	9,612,956	—	—
Collateral Held for Securities Loaned	30,719,415	30,719,415	—	—
Short-Term Investments	18,434,584	—	18,434,584	—

Total	$1,060,036,909	$1,041,602,325	$18,434,584	$—

Other Financial Instruments*	($5,235)	($5,235)	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/ (Loss)
Delta Air Lines, Inc.	457	$11.00	January 2010	($31,990)	($5,235)
Total Call Options Written				($31,990)	($5,235)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2009, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	5,235
Total Equity Contracts		5,235

Total Liability Derivatives		$5,235

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Large Cap Growth Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	37,235
Total Equity Contracts		37,235

Total		$37,235

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Growth Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Large Cap Growth Portfolios investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	(5,235)
Total Equity Contracts		(5,235)

Total		($5,235)

The following table presents Large Cap Growth Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Options (Contracts)
Equity Contracts	677

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Growth Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$9,280,189	$43,285,828	$52,566,017	—	$—	$28,116
Thrivent Financial Securities Lending Trust	23,002,052	464,425,375	456,708,012	30,719,415	30,719,415	154,370
Total Value and Income Earned	32,282,241				30,719,415	182,486

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (99.2%)	Value
Consumer Discretionary (13.2%)
15,000	Amazon.com, Inc.[a]	$2,017,800
4,800	AutoZone, Inc.[a]	758,736
14,100	CarMax, Inc.[a]	341,925
4,400	Carnival Corporation[a]	139,436
15,609	Expedia, Inc.[a]	401,308
6,400	Kohl’s Corporation[a]	345,152
24,000	Lowe’s Companies, Inc.	561,360
17,933	Marriott International, Inc.[b]	488,674
14,800	McGraw-Hill Companies, Inc.	495,948
5,000	MGM MIRAGE[a,b]	45,600
6,900	NIKE, Inc.	455,883
5,400	O’Reilly Automotive, Inc.[a]	205,848
1,300	Priceline.com, Inc.[a]	284,050
28,800	Starbucks Corporation[a]	664,128
15,700	Walt Disney Company	506,325
58,800	Wynn Macau, Ltd.[a]	72,425
9,000	Yum! Brands, Inc.	314,730

	Total Consumer Discretionary	8,099,328

Consumer Staples (3.1%)
8,300	Costco Wholesale Corporation	491,111
4,891	Nestle SA	237,367
11,300	PepsiCo, Inc.	687,040
8,437	Procter & Gamble Company	511,535

	Total Consumer Staples	1,927,053

Energy (6.3%)
9,700	Cameron International Corporation[a]	405,460
5,100	EOG Resources, Inc.	496,230
3,000	Exxon Mobil Corporation	204,570
4,700	Murphy Oil Corporation	254,740
19,500	Petroleo Brasileiro SA ADR	826,605
15,500	Schlumberger, Ltd.	1,008,895
2,300	Smith International, Inc.	62,491
17,300	Suncor Energy, Inc.	610,863

	Total Energy	3,869,854

Financials (13.7%)
13,600	American Express Company	551,072
9,200	Bank of America Corporation	138,552
900	BlackRock, Inc.	208,980
29,200	Charles Schwab Corporation	549,544
16,800	Cielo SA	148,025
900	CME Group, Inc.	302,355
5,000	Franklin Resources, Inc.	526,750
3,800	Goldman Sachs Group, Inc.	641,592
4,100	IntercontinentalExchange, Inc.[a]	460,430
26,100	Invesco, Ltd.	613,089
28,900	J.P. Morgan Chase & Company	1,204,263
18,300	Morgan Stanley	541,680
5,800	Northern Trust Corporation	303,920
5,800	PNC Financial Services Group, Inc.	306,182
3,800	State Street Corporation	165,452
11,100	Sun Life Financial, Inc.	304,802
18,100	TD Ameritrade Holding Corporation[a]	350,778
26,800	U.S. Bancorp	603,268
17,100	Wells Fargo & Company	461,529

	Total Financials	8,382,263

Health Care (13.1%)
12,800	Allergan, Inc.	806,528
5,400	Celgene Corporation[a]	300,672
800	Covidien, Ltd.	38,312
14,300	Express Scripts, Inc.[a]	1,236,235
23,900	Gilead Sciences, Inc.[a]	1,034,392
3,300	Illumina, Inc.[a]	101,145
2,000	Intuitive Surgical, Inc.[a]	606,640
8,800	McKesson Corporation	550,000
34,200	Medco Health Solutions, Inc.[a]	2,185,722
7,700	Stryker Corporation	387,849
7,400	Teva Pharmaceutical Industries, Ltd. ADR	415,732
5,100	Vertex Pharmaceuticals, Inc.[a]	218,535
3,200	WellPoint, Inc.[a]	186,528

	Total Health Care	8,068,290

Industrials (8.7%)
5,400	3M Company	446,418
24,700	Danaher Corporation	1,857,440
4,300	Deere & Company	232,587
11,400	Expeditors International of Washington, Inc.	395,922
4,400	Fastenal Company[b]	183,216
4,600	FedEx Corporation	383,870
9,800	McDermott International, Inc.[a]	235,298
10,000	PACCAR, Inc.	362,700
5,900	Precision Castparts Corporation	651,065
9,700	Republic Services, Inc.	274,607
4,100	Rockwell Automation, Inc.	192,618
1,900	Union Pacific Corporation	121,410

	Total Industrials	5,337,151

Information Technology (33.8%)
14,800	Accenture plc	614,200
18,600	Apple, Inc.[a]	3,921,996
11,400	Autodesk, Inc.[a]	289,674
9,100	Automatic Data Processing, Inc.	389,662
1,100	Baidu.com, Inc. ADR[a]	452,353
10,000	Broadcom Corporation[a]	314,500
33,500	Cisco Systems, Inc.[a]	801,990
10,300	Dolby Laboratories, Inc.[a]	491,619
5,750	Google, Inc.[a]	3,564,885
4,700	Hewlett-Packard Company	242,097
13,900	Intel Corporation	283,560
3,500	International Business Machines Corporation	458,150
23,200	Juniper Networks, Inc.[a]	618,744
34,800	Marvell Technology Group, Ltd.[a]	722,100
3,050	MasterCard, Inc.	780,739
11,300	McAfee, Inc.[a]	458,441
39,375	Microsoft Corporation	1,200,544
26,400	QUALCOMM, Inc.	1,221,264
4,500	Salesforce.com, Inc.[a]	331,965
236	Samsung Electronics Company, Ltd.	161,832
36,800	Tencent Holdings, Ltd.	795,900
35,000	Toshiba Corporation[a]	194,211
21,200	Visa, Inc.	1,854,152
28,700	Western Union Company	540,995

	Total Information Technology	20,705,573

Materials (2.9%)
2,800	Agnico-Eagle Mines, Ltd.	151,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (99.2%)	Value
Materials (2.9%) - continued
13,684	BHP Billiton, Ltd.	$523,630
4,300	Monsanto Company	351,525
9,600	Praxair, Inc.	770,976

	Total Materials	1,797,331

Telecommunications Services (4.4%)
24,000	American Tower Corporation[a]	1,037,040
36,600	Crown Castle International Corporation[a]	1,428,864
5,200	Leap Wireless International, Inc.[a]	91,260
15,300	MetroPCS Communications, Inc.[a]	116,739

	Total Telecommunications Services	2,673,903

	Total Common Stock (cost $44,203,171)	60,860,746

	Preferred Stock (0.4%)
Financials (0.4%)
16,200	Bank of America Corporation, Convertible[a]	241,704

	Total Financials	241,704

	Total Preferred Stock (cost $243,000)	241,704

	Collateral Held for Securities Loaned (0.3%)
196,140	Thrivent Financial Securities Lending Trust	196,140

	Total Collateral Held for Securities Loaned (cost $196,140)	196,140

	Total Investments (cost $44,642,311) 99.9%	$61,298,590

	Other Assets and Liabilities, Net 0.1%	39,435

	Total Net Assets 100.0%	$61,338,025

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$17,289,359
Gross unrealized depreciation	(943,498)

Net unrealized appreciation (depreciation)	$16,345,861

Cost for federal income tax purposes	$44,952,729

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Growth Stock Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Partner Growth Stock Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	8,099,328	8,099,328	—	—
Consumer Staples	1,927,053	1,689,686	237,367	—
Energy	3,869,854	3,869,854	—	—
Financials	8,382,263	8,382,263	—	—
Health Care	8,068,290	8,068,290	—	—
Industrials	5,337,151	5,337,151	—	—
Information Technology	20,705,573	19,553,630	1,151,943	—
Materials	1,797,331	1,273,701	523,630	—
Telecommunications Services	2,673,903	2,673,903	—	—
Preferred Stock
Financials	241,704	241,704	—	—
Collateral Held for Securities Loaned	196,140	196,140	—	—

Total	$61,298,590	$59,385,650	$1,912,940	$—

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Partner Growth Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Foreign Exchange Contracts
Forward Contracts	Net realized gains/(losses) on Foreign currency transactions	(4,589)
Total Foreign Exchange Contracts		(4,589)

Total		($4,589)

The following table presents Partner Growth Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Forwards (Notional*)	Forwards (Percentage of Average Net Assets)
Foreign Exchange Contracts	$23,594	<0.1%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Growth Stock Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$1,223,771	$11,355,982	$12,579,753	—	$—	$3,970
Thrivent Financial Securities Lending Trust	779,005	13,362,679	13,945,544	196,140	196,140	3,655
Total Value and Income Earned	2,002,776				196,140	7,625

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (97.2%)	Value
Consumer Discretionary (12.5%)
104,267	Carnival Corporation[a]	$3,304,221
323,980	Comcast Corporation	5,462,303
171,769	Fortune Brands, Inc.	7,420,421
87,751	Genuine Parts Company	3,331,028
235,455	Harman International Industries, Inc.	8,306,852
191,602	Home Depot, Inc.	5,543,046
169,728	International Game Technology	3,185,795
123,432	Jarden Corporation	3,815,283
357,544	Macy’s, Inc	5,992,437
93,950	Omnicom Group, Inc.	3,678,143
56,262	Starwood Hotels & Resorts Worldwide, Inc.	2,057,501
78,150	Target Corporation	3,780,116
94,350	Tiffany & Company	4,057,050
125,870	Time Warner Cable, Inc.	5,209,759
525,039	Time Warner, Inc.	15,299,636
189,850	Toll Brothers, Inc.[a]	3,571,079
202,125	Walt Disney Company	6,518,531
95,788	Winnebago Industries, Inc.[a,b]	1,168,614

	Total Consumer Discretionary	91,701,815

Consumer Staples (7.2%)
280,244	Altria Group, Inc.	5,501,190
155,736	CVS Caremark Corporation	5,016,257
194,892	General Mills, Inc.	13,800,302
118,639	Kimberly-Clark Corporation	7,558,491
133,850	Kraft Foods, Inc.	3,638,043
144,629	Philip Morris International, Inc.	6,969,671
125,890	SYSCO Corporation	3,517,367
112,830	Unilever NV ADR	3,647,794
65,450	Wal-Mart Stores, Inc.	3,498,302

	Total Consumer Staples	53,147,417

Energy (14.5%)
60,937	Anadarko Petroleum Corporation	3,803,687
89,968	Apache Corporation	9,281,999
223,200	Baker Hughes, Inc.	9,035,136
177,775	Chevron Corporation	13,686,897
278,292	ConocoPhillips	14,212,372
100,117	Devon Energy Corporation	7,358,599
67,852	EOG Resources, Inc.	6,602,000
147,528	Exxon Mobil Corporation	10,059,934
192,775	Halliburton Company	5,800,600
545,872	Nabors Industries, Ltd.[a]	11,949,138
80,420	National Oilwell Varco, Inc.	3,545,718
64,494	Total SA ADR	4,130,196
131,680	Ultra Petroleum Corporation[a]	6,565,565

	Total Energy	106,031,841

Financials (19.0%)
83,485	ACE, Ltd.[a]	4,207,644
220,282	Allstate Corporation	6,617,271
276,575	Ameriprise Financial, Inc.	10,736,641
460,737	Bank of America Corporation	6,938,699
239,670	Bank of New York Mellon Corporation	6,703,570
90,620	Capital One Financial Corporation	3,474,371
192,130	Charles Schwab Corporation	3,615,887
124,682	Comerica, Inc.	3,686,847
26,947	Everest Re Group, Ltd.	2,308,819
345,721	Fifth Third Bancorp	3,370,780
37,839	Goldman Sachs Group, Inc.	6,388,737
122,944	Hartford Financial Services Group, Inc.	2,859,677
590,166	J.P. Morgan Chase & Company	24,592,217
108,858	MetLife, Inc.	3,848,130
300,311	Morgan Stanley	8,889,206
98,400	Principal Financial Group, Inc.	2,365,536
71,200	Prudential Financial, Inc.	3,542,912
129,200	State Street Corporation	5,625,368
162,679	SVB Financial Group[a,b]	6,782,087
221,023	Travelers Companies, Inc.	11,020,207
448,325	Wells Fargo & Company	12,100,292

	Total Financials	139,674,898

Health Care (11.4%)
110,510	Cardinal Health, Inc.	3,562,842
162,428	Covidien, Ltd.	7,778,677
78,835	Hospira, Inc.[a]	4,020,585
237,165	Johnson & Johnson	15,275,798
181,806	Medtronic, Inc.	7,995,828
272,650	Merck & Company, Inc.	9,962,631
1,212,551	Pfizer, Inc.	22,056,303
422,247	UnitedHealth Group, Inc.	12,870,088

	Total Health Care	83,522,752

Industrials (10.7%)
102,625	3M Company	8,484,009
97,700	Avery Dennison Corporation	3,565,073
62,387	Caterpillar, Inc.	3,555,435
81,277	CSX Corporation	3,941,122
108,657	Eaton Corporation	6,912,758
107,566	FedEx Corporation	8,976,383
106,967	General Dynamics Corporation	7,291,940
588,580	General Electric Company	8,905,215
171,870	Honeywell International, Inc.	6,737,304
134,888	Ingersoll-Rand plc	4,820,897
203,260	Spirit Aerosystems Holdings, Inc.[a]	4,036,744
181,350	Textron, Inc.	3,411,193
110,924	United Technologies Corporation	7,699,235

	Total Industrials	78,337,308

Information Technology (9.8%)
146,587	Avnet, Inc.[a]	4,421,064
212,580	Hewlett-Packard Company	10,949,996
131,689	International Business Machines Corporation	17,238,090
146,021	Lam Research Corporation[a]	5,725,483
197,240	Microsoft Corporation	6,013,848
135,838	Nokia Oyj ADR	1,745,518
230,545	Oracle Corporation	5,657,574
875,967	Teradyne, Inc.[a]	9,399,126
261,153	Texas Instruments, Inc.	6,805,647
155,621	Tyco Electronics, Ltd.	3,820,496

	Total Information Technology	71,776,842

Materials (4.1%)
84,993	Domtar Corporation[a]	4,709,462
114,231	E.I. du Pont de Nemours and Company	3,846,158
355,095	International Paper Company	9,509,444
59,203	PPG Industries, Inc.	3,465,743
43,312	Praxair, Inc.	3,478,387

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (97.2%)	Value
Materials (4.1%) - continued
221,023	Sealed Air Corporation	$4,831,563

	Total Materials	29,840,757

Telecommunications Services (3.6%)
342,591	AT&T, Inc.	9,602,826
353,360	Verizon Communications, Inc.	11,706,817
225,700	Vodafone Group plc ADR	5,211,413

	Total Telecommunications Services	26,521,056

Utilities (4.4%)
316,020	American Electric Power Company, Inc.	10,994,336
75,627	Entergy Corporation	6,189,314
108,620	Exelon Corporation	5,308,259
133,647	FirstEnergy Corporation	6,207,903
153,354	Xcel Energy, Inc.	3,255,705

	Total Utilities	31,955,517

	Total Common Stock (cost $625,581,913)	712,510,203

	Preferred Stock (0.8%)

Financials (0.8%)
384,700	Bank of America Corporation, Convertible[a]	5,739,724

	Total Financials	5,739,724

	Total Preferred Stock (cost $5,770,500)	5,739,724

	Collateral Held for Securities Loaned (0.3%)
2,450,287	Thrivent Financial Securities Lending Trust	2,450,287

	Total Collateral Held for Securities Loaned (cost $2,450,287)	2,450,287

Principal Amount	Short-Term Investments (2.6%)[c]
	Federal Home Loan Bank Discount Notes
5,000,000	0.020%, 1/27/2010	4,999,928
	Federal National Mortgage Association Discount Notes
5,300,000	0.040%, 1/19/2010	5,299,894
	Jupiter Securitization Company, LLC
3,000,000	0.100%, 1/11/2010	2,999,917
	Societe Generale North America, Inc.
5,887,000	0.020%, 1/4/2010	5,886,990

	Total Short-Term Investments (at amortized cost)	19,186,729

	Total Investments (cost $652,989,429) 100.9%	$739,886,943

	Other Assets and Liabilities, Net (0.9%)	(6,867,087)

	Total Net Assets 100.0%	$733,019,856

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$106,585,031
Gross unrealized depreciation	(24,229,778)

Net unrealized appreciation (depreciation)	$82,355,253

Cost for federal income tax purposes	$657,531,690

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Value Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Large Cap Value Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	91,701,815	91,701,815	—	—
Consumer Staples	53,147,417	53,147,417	—	—
Energy	106,031,841	106,031,841	—	—
Financials	139,674,898	139,674,898	—	—
Health Care	83,522,752	83,522,752	—	—
Industrials	78,337,308	78,337,308	—	—
Information Technology	71,776,842	71,776,842	—	—
Materials	29,840,757	29,840,757	—	—
Telecommunications Services	26,521,056	26,521,056	—	—
Utilities	31,955,517	31,955,517	—	—
Preferred Stock
Financials	5,739,724	5,739,724	—	—
Collateral Held for Securities Loaned	2,450,287	2,450,287	—	—
Short-Term Investments	19,186,729	—	19,186,729	—

Total	$739,886,943	$720,700,214	$19,186,729	$—

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Value Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$16,598,217	$46,171,112	$62,769,329	—	$—	$26,462
Thrivent Financial Securities Lending Trust	11,994,350	304,372,218	313,916,281	2,450,287	2,450,287	124,203
Total Value and Income Earned	28,592,567				2,450,287	150,665

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (84.5%)	Value
Consumer Discretionary (10.7%)
36,000	Amazon.com, Inc.[a,b]	$4,842,720
47,100	Bed Bath & Beyond, Inc.[a]	1,819,473
52,100	Best Buy Company, Inc.	2,055,866
82,000	Brinker International, Inc.	1,223,440
73,960	Carnival Corporation[a]	2,343,792
119,820	Comcast Corporation	2,020,165
341,400	Ford Motor Company[a,b]	3,414,000
67,090	Fortune Brands, Inc.	2,898,288
32,990	Genuine Parts Company	1,252,300
145,790	Harman International Industries, Inc.	5,143,471
72,000	Home Depot, Inc.	2,082,960
153,040	International Game Technology	2,872,561
46,190	Jarden Corporation	1,427,733
51,650	Kohl’s Corporation[a]	2,785,485
48,300	Limited Brands, Inc.	929,292
66,750	Lowe’s Companies, Inc.	1,561,283
139,320	Macy’s, Inc	2,335,003
427,560	Melco Crown Entertainment, Ltd.[a,c]	1,440,877
36,950	Nordstrom, Inc.	1,388,581
35,200	Omnicom Group, Inc.	1,378,080
55,600	RadioShack Corporation	1,084,200
21,050	Starwood Hotels & Resorts Worldwide, Inc.	769,799
86,020	Target Corporation	4,160,787
35,280	Tiffany & Company	1,517,040
46,930	Time Warner Cable, Inc.	1,942,433
288,486	Time Warner, Inc.	8,406,482
147,300	Toll Brothers, Inc.[a]	2,770,713
37,524	Winnebago Industries, Inc.[a,c]	457,793

	Total Consumer Discretionary	66,324,617

Consumer Staples (5.5%)
120,781	Altria Group, Inc.[b]	2,370,931
60,470	CVS Caremark Corporation	1,947,739
73,007	General Mills, Inc.	5,169,626
47,840	Kimberly-Clark Corporation	3,047,886
49,480	Kraft Foods, Inc.	1,344,866
86,900	PepsiCo, Inc.	5,283,520
56,311	Philip Morris International, Inc.	2,713,627
101,300	Procter & Gamble Company	6,141,819
46,540	SYSCO Corporation	1,300,328
42,000	Unilever NV ADR	1,357,860
60,050	Walgreen Company	2,205,036
24,190	Wal-Mart Stores, Inc.	1,292,955

	Total Consumer Staples	34,176,193

Energy (10.8%)
36,450	Alpha Natural Resources, Inc.[a]	1,581,201
22,870	Anadarko Petroleum Corporation	1,427,545
32,350	Apache Corporation[b]	3,337,549
124,130	Baker Hughes, Inc.[b]	5,024,782
69,370	Chevron Corporation[b]	5,340,796
56,150	Cobalt International Energy, Inc.[a]	777,116
104,170	ConocoPhillips[b]	5,319,962
75,400	Devon Energy Corporation	5,541,900
52,010	EOG Resources, Inc.	5,060,573
68,947	Exxon Mobil Corporation	4,701,496
78,000	Halliburton Company	2,347,020
41,000	Hess Corporation	2,480,500
315,920	Nabors Industries, Ltd.[a]	6,915,489
30,000	National Oilwell Varco, Inc.	1,322,700
50,050	Petroleo Brasileiro SA ADR	2,386,384
69,750	Schlumberger, Ltd.	4,540,028
55,700	Southwestern Energy Company[a]	2,684,740
24,989	Total SA ADR	1,600,296
49,300	Ultra Petroleum Corporation[a]	2,458,098
111,700	Valero Energy Corporation	1,870,975

	Total Energy	66,719,150

Financials (12.0%)
32,610	ACE, Ltd.[a]	1,643,544
82,400	Allstate Corporation	2,475,296
102,830	Ameriprise Financial, Inc.[b]	3,991,861
171,910	Bank of America Corporation[b]	2,588,965
89,570	Bank of New York Mellon Corporation[b]	2,505,273
33,690	Capital One Financial Corporation	1,291,675
70,610	Charles Schwab Corporation	1,328,880
46,860	Comerica, Inc.	1,385,650
129,360	Fifth Third Bancorp	1,261,260
57,300	Goldman Sachs Group, Inc.	9,674,532
45,970	Hartford Financial Services Group, Inc.	1,069,262
25,000	IntercontinentalExchange, Inc.[a]	2,807,500
77,150	Invesco, Ltd.	1,812,253
318,507	J.P. Morgan Chase & Company	13,272,187
29,950	Lazard, Ltd.	1,137,201
42,350	MetLife, Inc.	1,497,072
112,240	Morgan Stanley	3,322,304
39,724	Principal Financial Group, Inc.	954,965
26,600	Prudential Financial, Inc.	1,323,616
48,040	State Street Corporation	2,091,662
60,370	SVB Financial Group[a,c]	2,516,825
21,700	T. Rowe Price Group, Inc.	1,155,525
110,750	TD Ameritrade Holding Corporation[a]	2,146,335
86,226	Travelers Companies, Inc.	4,299,228
235,344	Wells Fargo & Company	6,351,935

	Total Financials	73,904,806

Health Care (11.3%)
8,882	Alcon, Inc.	1,459,757
14,950	Allergan, Inc.	942,000
51,552	Amgen, Inc.[a]	2,916,297
54,300	Baxter International, Inc.[b]	3,186,324
41,030	Cardinal Health, Inc.	1,322,807
57,350	Celgene Corporation[a]	3,193,248
160,490	Covidien, Ltd.	7,685,866
79,790	Gilead Sciences, Inc.[a]	3,453,311
29,530	Hospira, Inc.[a]	1,506,030
116,000	Johnson & Johnson	7,471,560
56,432	Medco Health Solutions, Inc.[a]	3,606,569
67,590	Medtronic, Inc.	2,972,608
100,950	Merck & Company, Inc.	3,688,713
706,475	Pfizer, Inc.	12,850,780
104,200	Thermo Fisher Scientific, Inc.[a]	4,969,298
36,068	United Therapeutics Corporation[a]	1,898,980
223,230	UnitedHealth Group, Inc.	6,804,051

	Total Health Care	69,928,199

Industrials (8.8%)
39,950	3M Company	3,302,666
74,600	AMR Corporation[a]	576,658
36,610	Avery Dennison Corporation	1,335,899

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (84.5%)	Value
Industrials (8.8%) - continued
55,110	Caterpillar, Inc.	$3,140,719
30,670	CSX Corporation	1,487,188
40,232	Danaher Corporation	3,025,446
106,449	Delta Air Lines, Inc.[a,b]	1,211,390
49,600	Dover Corporation	2,063,856
144,550	Dryships, Inc.[a,c]	841,281
44,030	Eaton Corporation	2,801,189
68,950	FedEx Corporation	5,753,877
57,850	Foster Wheeler AGa	1,703,104
40,030	General Dynamics Corporation	2,728,845
328,660	General Electric Company	4,972,626
105,920	Honeywell International, Inc.	4,152,064
52,650	Ingersoll-Rand plc	1,881,711
19,550	Parker Hannifin Corporation	1,053,354
75,490	Spirit Aerosystems Holdings, Inc.[a]	1,499,231
67,350	Textron, Inc.	1,266,854
52,042	Union Pacific Corporation	3,325,484
85,890	United Technologies Corporation	5,961,625

	Total Industrials	54,085,067

Information Technology (18.0%)
159,900	Activision Blizzard, Inc.[a]	1,776,489
186	AOL, Inc.[a]	4,330
56,974	Apple, Inc.[a,b]	12,013,538
55,620	Avnet, Inc.[a]	1,677,499
246,230	Cisco Systems, Inc.[a,b]	5,894,746
56,500	Dell, Inc.[a]	811,340
56,600	eBay, Inc.[a]	1,332,364
18,421	Google, Inc.[a]	11,420,652
172,190	Hewlett-Packard Company	8,869,507
303,750	Intel Corporation	6,196,500
51,418	International Business Machines Corporation	6,730,616
59,480	Lam Research Corporation[a]	2,332,211
13,100	MasterCard, Inc.	3,353,338
86,100	Maxim Integrated Products, Inc.	1,747,830
27,100	McAfee, Inc.[a]	1,099,447
73,600	Micron Technology, Inc.[a]	777,216
278,250	Microsoft Corporation	8,483,842
90,800	Motorola, Inc.[a]	704,608
61,650	Novellus Systems, Inc.[a]	1,438,911
188,150	ON Semiconductor Corporation[a]	1,657,601
276,518	Oracle Corporation	6,785,752
169,214	QUALCOMM, Inc.	7,827,840
19,550	Research in Motion, Ltd.[a]	1,320,407
65,700	STEC, Inc.[a,c]	1,073,538
332,440	Teradyne, Inc.[a]	3,567,081
105,300	Texas Instruments, Inc.	2,744,118
118,580	Tyco Electronics, Ltd.	2,911,139
30,500	Visa, Inc.	2,667,530
57,817	Xilinx, Inc.	1,448,894
155,450	Yahoo!, Inc.[a]	2,608,451

	Total Information Technology	111,277,335

Materials (3.2%)
31,550	Air Products and Chemicals, Inc.	2,557,443
31,800	Domtar Corporation[a]	1,762,038
44,357	E.I. du Pont de Nemours and Company	1,493,500
29,900	Freeport-McMoRan Copper & Gold, Inc.[a]	2,400,671
132,920	International Paper Company	3,559,598
41,700	Newmont Mining Corporation	1,972,827
7,700	Potash Corporation of Saskatchewan, Inc.	835,450
22,120	PPG Industries, Inc.	1,294,905
16,039	Praxair, Inc.	1,288,092
86,780	Sealed Air Corporation	1,897,011
54,203	Steel Dynamics, Inc.	960,477

	Total Materials	20,022,012

Telecommunications Services (3.0%)
327,200	Alcatel-Lucent ADR[a]	1,086,304
94,200	American Tower Corporation[a]	4,070,382
128,040	AT&T, Inc.[b]	3,588,961
45,450	NII Holdings, Inc.[a]	1,526,211
390,850	Qwest Communications International, Inc.	1,645,479
130,820	Verizon Communications, Inc.	4,334,067
83,560	Vodafone Group plc ADR	1,929,400

	Total Telecommunications Services	18,180,804

Utilities (1.2%)
115,920	American Electric Power Company, Inc.[b]	4,032,857
40,210	Exelon Corporation	1,965,063
60,250	Xcel Energy, Inc.	1,279,107

	Total Utilities	7,277,027

	Total Common Stock (cost $446,696,498)	521,895,210

	Preferred Stock (0.8%)
Financials (0.8%)
316,350	Bank of America Corporation, Convertible[a,b]	4,719,942

	Total Financials	4,719,942

	Total Preferred Stock (cost $4,751,971)	4,719,942

	Collateral Held for Securities Loaned (1.0%)
5,875,573	Thrivent Financial Securities Lending Trust	5,875,573

	Total Collateral Held for Securities Loaned (cost $5,875,573)	5,875,573

Principal Amount	Short-Term Investments (15.3%)[d]
	Chariot Funding, LLC
10,305,000	0.050%, 1/4/2010	10,304,957
	Federal Home Loan Bank Discount Notes
24,000,000	0.030%, 1/15/2010	23,999,720
8,650,000	0.200%, 3/17/2010[e]	8,646,456
	Federal Home Loan Mortgage Corporation Discount Notes
5,120,000	0.025%, 1/25/2010	5,119,915
5,000,000	0.060%, 2/19/2010	4,999,592
20,000,000	0.070%, 3/8/2010	19,997,433

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Short-Term Investments (15.3%)[d]	Value
	Federal National Mortgage Association Discount Notes
10,420,000	0.050%, 2/4/2010	$10,419,508
5,000,000	0.075%, 3/1/2010	4,999,385
	Societe Generale North America, Inc.
6,066,000	0.020%, 1/4/2010	6,065,990

	Total Short-Term
	Investments (at amortized cost)	94,552,956

	Total Investments (cost $551,876,998) 101.6%	$627,043,681

	Other Assets and Liabilities, Net (1.6%)	(9,771,139)

	Total Net Assets 100.0%	$617,272,542

a	Non-income producing security.
b	All or a portion of the security was earmarked to cover written options.
c	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
d	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
e	At December 31, 2009, $7,896,764 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$77,541,269
Gross unrealized depreciation	(12,900,006)

Net unrealized appreciation (depreciation)	$64,641,263

Cost for federal income tax purposes	$562,402,418

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Large Cap Stock Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	66,324,617	66,324,617	—	—
Consumer Staples	34,176,193	34,176,193	—	—
Energy	66,719,150	66,719,150	—	—
Financials	73,904,806	73,904,806	—	—
Health Care	69,928,199	69,928,199	—	—
Industrials	54,085,067	54,085,067	—	—
Information Technology	111,277,335	111,277,335	—	—
Materials	20,022,012	20,022,012	—	—
Telecommunications Services	18,180,804	18,180,804	—	—
Utilities	7,277,027	7,277,027	—	—
Preferred Stock
Financials	4,719,942	4,719,942	—	—
Collateral Held for Securities Loaned	5,875,573	5,875,573	—	—
Short-Term Investments	94,552,956	—	94,552,956	—

Total	$627,043,681	$532,490,725	$94,552,956	$—

Other Financial Instruments*	$1,044,186	$1,044,186	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	294	March 2010	$80,668,595	$81,636,450	$967,855
Total Futures Contracts					$967,855

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
Delta Air Lines, Inc.	145	$11.00	January 2010	($10,150)	($1,661)
S&P 500 Index Mini-Futures	250	1,130.00	January 2010	(90,000)	3,373
S&P 500 Index Mini-Futures	250	1,140.00	January 2010	(55,000)	31,813
S&P 500 Index Mini-Futures	250	1,135.00	January 2010	(71,250)	34,312
S&P 500 Index Mini-Futures	250	1,125.00	January 2010	(112,500)	8,494
Total Call Options Written				($338,900)	$76,331

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2009, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	967,855
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	77,992
Total Equity Contracts		1,045,847

Total Asset Derivatives		$1,045,847

Liability Derivatives
Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	1,661
Total Equity Contracts		1,661

Total Liability Derivatives		$1,661

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Stock Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(744,233)
Futures	Net realized gains/(losses) on Futures contracts	16,092,527
Total Equity Contracts		15,348,294

Total		$15,348,294

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Large Cap Stock Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	899,540
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	76,331
Total Equity Contracts		975,871

Total		$975,871

The following table presents Large Cap Stock Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$46,811,490	9.0%	440

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Stock Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$23,020,086	$174,694,092	$197,714,178	—	$—	$61,692
Thrivent Financial Securities Lending Trust	9,071,777	113,817,712	117,013,916	5,875,573	5,875,573	72,268
Total Value and Income Earned	32,091,863				5,875,573	133,960

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (98.8%)	Value
Consumer Discretionary (9.6%)
3,000	Abercrombie & Fitch Company	$104,550
11,300	Amazon.com, Inc.[a]	1,520,076
4,400	Apollo Group, Inc.[a]	266,552
3,100	AutoNation, Inc.[a,b]	59,365
1,100	AutoZone, Inc.[a]	173,877
8,900	Bed Bath & Beyond, Inc.[a]	343,807
11,525	Best Buy Company, Inc.	454,776
2,800	Big Lots, Inc.[a]	81,144
2,100	Black & Decker Corporation	136,143
14,800	Carnival Corporation[a]	469,012
22,672	CBS Corporation	318,542
10,800	Coach, Inc.	394,524
95,715	Comcast Corporation	1,613,755
9,200	D.R. Horton, Inc.	100,004
4,750	Darden Restaurants, Inc.	166,582
2,100	DeVry, Inc.	119,133
32,200	DIRECTV[a]	1,073,870
8,400	Eastman Kodak Company[a]	35,448
7,100	Expedia, Inc.[a]	182,541
4,600	Family Dollar Stores, Inc.	128,018
111,111	Ford Motor Company[a]	1,111,110
5,100	Fortune Brands, Inc.	220,320
5,500	GameStop Corporation[a]	120,670
7,900	Gannett Company, Inc.	117,315
15,862	Gap, Inc.	332,309
5,300	Genuine Parts Company	201,188
8,100	Goodyear Tire & Rubber Company[a]	114,210
11,100	H&R Block, Inc.	251,082
7,900	Harley-Davidson, Inc.	199,080
2,400	Harman International Industries, Inc.	84,672
4,250	Hasbro, Inc.	136,255
57,100	Home Depot, Inc.	1,651,903
10,000	International Game Technology	187,700
15,667	Interpublic Group of Companies, Inc.[a]	115,622
8,000	J.C. Penney Company, Inc.	212,880
22,500	Johnson Controls, Inc.	612,900
10,400	Kohl’s Corporation[a]	560,872
4,900	Leggett & Platt, Inc.	99,960
5,400	Lennar Corporation	68,958
8,904	Limited Brands, Inc.	171,313
49,400	Lowe’s Companies, Inc.	1,155,466
14,068	Macy’s, Inc	235,780
8,606	Marriott International, Inc.[b]	234,513
11,950	Mattel, Inc.	238,761
36,400	McDonald’s Corporation	2,272,816
10,600	McGraw-Hill Companies, Inc.	355,206
1,300	Meredith Corporation	40,105
3,700	New York Times Company[a]	45,732
9,273	Newell Rubbermaid, Inc.	139,188
75,200	News Corporation	1,029,488
13,200	NIKE, Inc.	872,124
5,600	Nordstrom, Inc.	210,448
9,100	Office Depot, Inc.[a]	58,695
10,400	Omnicom Group, Inc.	407,160
4,700	O’Reilly Automotive, Inc.[a]	179,164
2,000	Polo Ralph Lauren Corporation	161,960
1,500	Priceline.com, Inc.[a]	327,750
10,292	Pulte Homes, Inc.[a]	102,920
4,200	RadioShack Corporation	81,900
4,200	Ross Stores, Inc.	179,382
3,100	Scripps Networks Interactive	128,650
1,732	Sears Holdings Corporation[a,b]	144,535
3,200	Sherwin-Williams Company	197,280
2,000	Snap-On, Inc.	84,520
2,700	Stanley Works[b]	139,077
24,275	Staples, Inc.	596,922
25,100	Starbucks Corporation[a]	578,806
6,300	Starwood Hotels & Resorts Worldwide, Inc.	230,391
25,400	Target Corporation	1,228,598
4,200	Tiffany & Company	180,600
11,858	Time Warner Cable, Inc.	490,803
39,250	Time Warner, Inc.	1,143,745
14,000	TJX Companies, Inc.	511,700
2,900	VF Corporation	212,396
20,472	Viacom, Inc.[a]	608,633
64,747	Walt Disney Company	2,088,091
170	Washington Post Company	74,732
2,557	Whirlpool Corporation	206,248
6,072	Wyndham Worldwide Corporation	122,472
2,400	Wynn Resorts, Ltd.[b]	139,752
15,780	Yum! Brands, Inc.	551,827

	Total Consumer Discretionary	32,300,374

Consumer Staples (11.2%)
69,500	Altria Group, Inc.	1,364,285
21,568	Archer-Daniels-Midland Company	675,294
14,300	Avon Products, Inc.	450,450
3,625	Brown-Forman Corporation	194,191
6,400	Campbell Soup Company	216,320
4,800	Clorox Company	292,800
78,000	Coca-Cola Company	4,446,000
10,500	Coca-Cola Enterprises, Inc.	222,600
16,800	Colgate-Palmolive Company	1,380,120
14,700	ConAgra Foods, Inc.	338,835
6,500	Constellation Brands, Inc.[a]	103,545
14,700	Costco Wholesale Corporation	869,799
47,544	CVS Caremark Corporation	1,531,392
5,900	Dean Foods Company[a]	106,436
8,500	Dr. Pepper Snapple Group, Inc.	240,550
4,000	Estee Lauder Companies, Inc.	193,440
11,000	General Mills, Inc.	778,910
10,600	H.J. Heinz Company	453,256
5,600	Hershey Company	200,424
2,300	Hormel Foods Corporation	88,435
3,951	J.M. Smucker Company	243,974
8,600	Kellogg Company	457,520
13,992	Kimberly-Clark Corporation	891,430
49,652	Kraft Foods, Inc.	1,349,542
21,600	Kroger Company	443,448
5,400	Lorillard, Inc.	433,242
4,400	McCormick & Company, Inc.	158,972
6,928	Mead Johnson Nutrition Company	302,754
5,300	Molson Coors Brewing Company	239,348
4,800	Pepsi Bottling Group, Inc.	180,000
52,570	PepsiCo, Inc.	3,196,256
64,100	Philip Morris International, Inc.	3,088,979
98,338	Procter & Gamble Company	5,962,233
5,600	Reynolds American, Inc.	296,632
13,500	Safeway, Inc.	287,415
22,800	Sara Lee Corporation	277,704

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (98.8%)	Value
Consumer Staples (11.2%) - continued
6,881	SUPERVALU, Inc.	$87,458
19,700	SYSCO Corporation	550,418
9,900	Tyson Foods, Inc.	121,473
33,200	Walgreen Company	1,219,104
71,800	Wal-Mart Stores, Inc.	3,837,710
4,800	Whole Foods Market, Inc.[a,b]	131,760

	Total Consumer Staples	37,904,454

Energy (11.3%)
16,572	Anadarko Petroleum Corporation	1,034,424
11,320	Apache Corporation	1,167,884
10,500	Baker Hughes, Inc.	425,040
9,700	BJ Services Company	180,420
3,400	Cabot Oil & Gas Corporation	148,206
8,300	Cameron International Corporation[a]	346,940
21,800	Chesapeake Energy Corporation	564,184
67,496	Chevron Corporation	5,196,517
49,849	ConocoPhillips	2,545,788
6,100	CONSOL Energy, Inc.	303,780
8,200	Denbury Resources, Inc.[a,b]	121,360
15,000	Devon Energy Corporation	1,102,500
2,400	Diamond Offshore Drilling, Inc.[b]	236,208
23,018	El Paso Corporation	226,267
8,500	EOG Resources, Inc.	827,050
159,608	Exxon Mobil Corporation	10,883,670
4,100	FMC Technologies, Inc.[a]	237,144
30,400	Halliburton Company	914,736
9,800	Hess Corporation	592,900
23,768	Marathon Oil Corporation	742,037
2,900	Massey Energy Company	121,829
6,500	Murphy Oil Corporation	352,300
9,400	Nabors Industries, Ltd.[a]	205,766
14,100	National Oilwell Varco, Inc.	621,669
5,900	Noble Energy, Inc.	420,198
27,300	Occidental Petroleum Corporation	2,220,855
9,100	Peabody Energy Corporation	411,411
3,900	Pioneer Natural Resources Company	187,863
5,400	Range Resources Corporation	269,190
3,800	Rowan Companies, Inc.[a]	86,032
40,500	Schlumberger, Ltd.	2,636,145
8,400	Smith International, Inc.	228,228
11,700	Southwestern Energy Company[a]	563,940
21,404	Spectra Energy Corporation	438,996
3,900	Sunoco, Inc.	101,790
4,500	Tesoro Corporation	60,975
18,900	Valero Energy Corporation	316,575
19,500	Williams Companies, Inc.	411,060
19,550	XTO Energy, Inc.	909,662

	Total Energy	38,361,539

Financials (14.2%)
15,800	AFLAC, Inc.	730,750
17,982	Allstate Corporation	540,179
40,100	American Express Company	1,624,852
4,567	American International Group, Inc.[a,b]	136,919
8,500	Ameriprise Financial, Inc.	329,970
9,225	Aon Corporation	353,686
3,836	Apartment Investment & Management Company	61,069
4,000	Assurant, Inc.	117,920
2,701	AvalonBay Communities, Inc.	221,779
334,210	Bank of America Corporation	5,033,203
40,552	Bank of New York Mellon Corporation	1,134,239
23,200	BB&T Corporation	588,584
4,600	Boston Properties, Inc.	308,522
15,173	Capital One Financial Corporation	581,733
9,000	CB Richard Ellis Group, Inc.[a]	122,130
32,125	Charles Schwab Corporation	604,593
11,500	Chubb Corporation	565,570
5,338	Cincinnati Financial Corporation	140,069
655,339	Citigroup, Inc.	2,169,172
2,300	CME Group, Inc.	772,685
5,150	Comerica, Inc.	152,286
18,125	Discover Financial Services	266,619
50,600	E*TRADE Financial Corporation[a]	88,550
9,300	Equity Residential REIT	314,154
2,900	Federated Investors, Inc.	79,750
26,694	Fifth Third Bancorp	260,267
7,350	First Horizon National Corporation[a]	98,490
5,100	Franklin Resources, Inc.	537,285
16,400	Genworth Financial, Inc.[a]	186,140
17,400	Goldman Sachs Group, Inc.	2,937,816
12,900	Hartford Financial Services Group, Inc.	300,054
9,900	Health Care Property Investors, Inc.	302,346
4,200	Health Care REIT, Inc.	186,144
20,841	Host Hotels & Resorts, Inc.[a]	243,214
16,000	Hudson City Bancorp, Inc.	219,680
23,571	Huntington Bancshares, Inc.	86,034
2,500	IntercontinentalExchange, Inc.[a]	280,750
14,400	Invesco, Ltd.	338,256
132,648	J.P. Morgan Chase & Company	5,527,442
5,900	Janus Capital Group, Inc.	79,355
29,100	KeyCorp	161,505
13,400	Kimco Realty Corporation[b]	181,302
5,400	Legg Mason, Inc.	162,864
6,300	Leucadia National Corporation[a]	149,877
10,194	Lincoln National Corporation	253,627
12,200	Loews Corporation	443,470
2,700	M&T Bank Corporation[b]	180,603
17,500	Marsh & McLennan Companies, Inc.	386,400
17,400	Marshall & Ilsley Corporation	94,830
27,632	MetLife, Inc.	976,791
6,600	Moody’s Corporation	176,880
45,750	Morgan Stanley	1,354,200
4,900	Nasdaq OMX Group, Inc.[a]	97,118
8,200	Northern Trust Corporation	429,680
8,700	NYSE Euronext	220,110
11,300	People’s United Financial, Inc.	188,710
5,500	Plum Creek Timber Company, Inc.[b]	207,680
15,614	PNC Financial Services Group, Inc.	824,263
10,800	Principal Financial Group, Inc.	259,632
22,200	Progressive Corporation[a]	399,378
15,900	ProLogis	217,671
15,700	Prudential Financial, Inc.	781,232
4,600	Public Storage, Inc.	374,670
39,677	Regions Financial Corporation	209,891
9,744	Simon Property Group, Inc.	777,571

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (98.8%)	Value
Financials (14.2%) - continued
15,900	SLM Corporation[a]	$179,193
16,700	State Street Corporation	727,118
16,800	SunTrust Banks, Inc.	340,872
8,668	T. Rowe Price Group, Inc.	461,571
2,800	Torchmark Corporation	123,060
18,481	Travelers Companies, Inc.	921,463
64,285	U.S. Bancorp	1,447,055
10,924	Unum Group	213,236
5,300	Ventas, Inc.	231,822
5,297	Vornado Realty Trust[b]	370,472
172,040	Wells Fargo & Company	4,643,360
11,600	XL Capital, Ltd.	212,628
4,600	Zions Bancorporation[b]	59,018

	Total Financials	48,063,079

Health Care (12.5%)
52,100	Abbott Laboratories	2,812,879
14,596	Aetna, Inc.	462,693
10,400	Allergan, Inc.	655,304
9,300	AmerisourceBergen Corporation	242,451
34,040	Amgen, Inc.[a]	1,925,643
20,300	Baxter International, Inc.	1,191,204
8,000	Becton, Dickinson and Company	630,880
9,800	Biogen Idec, Inc.[a]	524,300
50,150	Boston Scientific Corporation[a]	451,350
58,098	Bristol-Myers Squibb Company	1,466,974
3,300	C.R. Bard, Inc.	257,070
12,275	Cardinal Health, Inc.	395,746
5,787	CareFusion Corporation[a]	144,733
15,500	Celgene Corporation[a]	863,040
2,600	Cephalon, Inc.[a]	162,266
9,200	CIGNA Corporation	324,484
4,900	Coventry Health Care, Inc.[a]	119,021
3,500	DaVita, Inc.[a]	205,590
5,000	Dentsply International, Inc.	175,850
34,000	Eli Lilly and Company	1,214,140
9,300	Express Scripts, Inc.[a]	803,985
10,100	Forest Laboratories, Inc.[a]	324,311
9,000	Genzyme Corporation[a]	441,090
30,300	Gilead Sciences, Inc.[a]	1,311,384
5,380	Hospira, Inc.[a]	274,380
5,800	Humana, Inc.[a]	254,562
6,200	IMS Health, Inc.	130,572
1,300	Intuitive Surgical, Inc.[a]	394,316
92,840	Johnson & Johnson	5,979,824
7,700	King Pharmaceuticals, Inc.[a]	94,479
3,600	Laboratory Corporation of America Holdings[a]	269,424
6,043	Life Technologies Corporation[a]	315,626
9,042	McKesson Corporation	565,125
16,086	Medco Health Solutions, Inc.[a]	1,028,056
37,300	Medtronic, Inc.	1,640,454
102,683	Merck & Company, Inc.	3,752,037
1,900	Millipore Corporation[a]	137,465
10,200	Mylan, Inc.[a,b]	187,986
3,200	Patterson Companies, Inc.[a]	89,536
3,900	PerkinElmer, Inc.	80,301
270,960	Pfizer, Inc.	4,928,762
5,300	Quest Diagnostics, Inc.	320,014
11,284	St. Jude Medical, Inc.[a]	415,026
9,500	Stryker Corporation	478,515
14,100	Tenet Healthcare Corporation[a]	75,999
13,800	Thermo Fisher Scientific, Inc.[a]	658,122
39,100	UnitedHealth Group, Inc.	1,191,768
4,200	Varian Medical Systems, Inc.[a]	196,770
3,200	Waters Corporation[a]	198,272
3,600	Watson Pharmaceuticals, Inc.[a]	142,596
15,500	WellPoint, Inc.[a]	903,495
7,250	Zimmer Holdings, Inc.[a]	428,548

	Total Health Care	42,238,418

Industrials (10.1%)
23,900	3M Company	1,975,813
3,800	Avery Dennison Corporation	138,662
24,460	Boeing Company	1,324,020
8,892	Burlington Northern Santa Fe Corporation	876,929
5,700	C.H. Robinson Worldwide, Inc.	334,761
21,000	Caterpillar, Inc.	1,196,790
4,300	Cintas Corporation	112,015
13,300	CSX Corporation	644,917
6,800	Cummins, Inc.	311,848
8,800	Danaher Corporation	661,760
14,300	Deere & Company	773,487
6,300	Dover Corporation	262,143
1,800	Dun & Bradstreet Corporation	151,866
5,600	Eaton Corporation	356,272
25,400	Emerson Electric Company	1,082,040
4,300	Equifax, Inc.	132,827
7,200	Expeditors International of Washington, Inc.	250,056
4,500	Fastenal Company[b]	187,380
10,560	FedEx Corporation	881,232
1,700	First Solar, Inc.[a,b]	230,180
1,800	Flowserve Corporation	170,154
6,100	Fluor Corporation	274,744
13,000	General Dynamics Corporation	886,210
357,900	General Electric Company	5,415,027
4,200	Goodrich Corporation	269,850
25,575	Honeywell International, Inc.	1,002,540
12,900	Illinois Tool Works, Inc.	619,071
5,900	Iron Mountain, Inc.[a]	134,284
6,100	ITT Corporation	303,414
4,200	Jacobs Engineering Group, Inc.[a]	157,962
4,000	L-3 Communications Holdings, Inc.	347,800
10,800	Lockheed Martin Corporation	813,780
11,900	Masco Corporation	164,339
4,300	Monster Worldwide, Inc.[a]	74,820
12,400	Norfolk Southern Corporation	650,008
10,598	Northrop Grumman Corporation	591,898
12,237	PACCAR, Inc.	443,836
4,000	Pall Corporation	144,800
5,475	Parker Hannifin Corporation	294,993
6,900	Pitney Bowes, Inc.	157,044
4,800	Precision Castparts Corporation	529,680
7,000	Quanta Services, Inc.[a]	145,880
6,800	R.R. Donnelley & Sons Company	151,436
13,000	Raytheon Company	669,760
10,820	Republic Services, Inc.	306,314
4,900	Robert Half International, Inc.	130,977
4,800	Rockwell Automation, Inc.	225,504
5,300	Rockwell Collins, Inc.	293,408
3,100	Roper Industries, Inc.	162,347
1,900	Ryder System, Inc.	78,223
24,400	Southwest Airlines Company	278,892
2,900	Stericycle, Inc.[a]	159,993
9,200	Textron, Inc.	173,052

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (98.8%)	Value
Industrials (10.1%) - continued
17,000	Union Pacific Corporation	$1,086,300
33,500	United Parcel Service, Inc.	1,921,895
31,600	United Technologies Corporation	2,193,356
2,200	W.W. Grainger, Inc.	213,026
16,399	Waste Management, Inc.	554,450

	Total Industrials	34,076,065

Information Technology (19.6%)
17,700	Adobe Systems, Inc.[a]	651,006
18,700	Advanced Micro Devices, Inc.[a,b]	181,016
3,200	Affiliated Computer Services, Inc.[a]	191,008
11,615	Agilent Technologies, Inc.[a]	360,878
5,700	Akamai Technologies, Inc.[a]	144,381
9,800	Altera Corporation	221,774
5,800	Amphenol Corporation	267,844
9,700	Analog Devices, Inc.	306,326
30,400	Apple, Inc.[a]	6,410,144
44,100	Applied Materials, Inc.	614,754
7,800	Autodesk, Inc.[a]	198,198
16,900	Automatic Data Processing, Inc.	723,658
6,100	BMC Software, Inc.[a]	244,610
14,500	Broadcom Corporation[a]	456,025
13,112	CA, Inc.	294,496
193,000	Cisco Systems, Inc.[a]	4,620,420
6,100	Citrix Systems, Inc.[a]	253,821
10,000	Cognizant Technology Solutions Corporation[a]	453,000
5,200	Computer Sciences Corporation[a]	299,156
6,900	Compuware Corporation[a]	49,887
52,100	Corning, Inc.	1,006,051
57,500	Dell, Inc.[a]	825,700
37,600	eBay, Inc.[a]	885,104
10,800	Electronic Arts, Inc.[a]	191,700
68,186	EMC Corporation[a]	1,191,209
10,900	Fidelity National Information Services, Inc.	255,496
5,200	Fiserv, Inc.[a]	252,096
5,100	FLIR Systems, Inc.[a]	166,872
8,200	Google, Inc.[a]	5,083,836
4,500	Harris Corporation	213,975
79,786	Hewlett-Packard Company	4,109,777
185,400	Intel Corporation	3,782,160
44,200	International Business Machines Corporation	5,785,780
10,500	Intuit, Inc.[a]	322,455
6,300	Jabil Circuit, Inc.	109,431
7,062	JDS Uniphase Corporation[a]	58,262
17,700	Juniper Networks, Inc.[a]	472,059
5,800	KLA-Tencor Corporation	209,728
2,600	Lexmark International, Inc.[a]	67,548
7,600	Linear Technology Corporation	232,104
20,700	LSI Corporation[a]	124,407
3,300	MasterCard, Inc.	844,734
5,300	McAfee, Inc.[a]	215,021
7,300	MEMC Electronic Materials, Inc.[a]	99,426
6,100	Microchip Technology, Inc.[b]	177,266
28,200	Micron Technology, Inc.[a]	297,792
259,800	Microsoft Corporation	7,921,302
4,400	Molex, Inc.	94,820
76,990	Motorola, Inc.[a]	597,442
7,600	National Semiconductor Corporation	116,736
11,400	NETAPP, Inc.[a]	392,046
9,700	Novell, Inc.[a]	40,255
3,200	Novellus Systems, Inc.[a]	74,688
18,550	NVIDIA Corporation[a]	346,514
131,037	Oracle Corporation	3,215,648
10,800	Paychex, Inc.	330,912
3,600	QLogic Corporation[a]	67,932
56,200	QUALCOMM, Inc.	2,599,812
6,400	Red Hat, Inc.[a]	197,760
10,000	SAIC, Inc.[a]	189,400
3,800	Salesforce.com, Inc.[a]	280,326
7,700	SanDisk Corporation[a]	223,223
25,150	Sun Microsystems, Inc.[a]	235,656
27,024	Symantec Corporation[a]	483,459
11,500	Tellabs, Inc.[a]	65,320
5,700	Teradata Corporation[a]	179,151
5,400	Teradyne, Inc.[a]	57,942
42,000	Texas Instruments, Inc.	1,094,520
6,400	Total System Services, Inc.	110,528
6,500	VeriSign, Inc.[a]	157,560
15,100	Visa, Inc.	1,320,646
7,500	Western Digital Corporation[a]	331,125
23,080	Western Union Company	435,058
28,300	Xerox Corporation	239,418
9,200	Xilinx, Inc.	230,552
39,900	Yahoo!, Inc.[a]	669,522

	Total Information Technology	66,221,664

Materials (3.6%)
7,200	Air Products and Chemicals, Inc.	583,632
2,800	Airgas, Inc.	133,280
3,700	AK Steel Holding Corporation	78,995
32,464	Alcoa, Inc.	523,320
3,369	Allegheny Technologies, Inc.	150,830
3,200	Ball Corporation	165,440
3,700	Bemis Company, Inc.	109,705
1,600	CF Industries Holdings, Inc.	145,248
4,500	Cliffs Natural Resources, Inc.	207,405
38,493	Dow Chemical Company	1,063,562
30,411	E.I. du Pont de Nemours and Company	1,023,938
2,400	Eastman Chemical Company	144,576
8,000	Ecolab, Inc.	356,720
2,500	FMC Corporation	139,400
14,496	Freeport-McMoRan Copper & Gold, Inc.[a]	1,163,884
2,600	International Flavors & Fragrances, Inc.	106,964
14,571	International Paper Company	390,211
5,781	MeadWestvaco Corporation	165,510
18,378	Monsanto Company	1,502,401
16,548	Newmont Mining Corporation	782,886
10,600	Nucor Corporation	494,490
5,700	Owens-Illinois, Inc.[a]	187,359
4,400	Pactiv Corporation[a]	106,216
5,700	PPG Industries, Inc.	333,678
10,400	Praxair, Inc.	835,224
5,252	Sealed Air Corporation	114,809
4,100	Sigma-Aldrich Corporation	207,173
2,600	Titanium Metals Corporation[a]	32,552
4,900	United States Steel Corporation	270,088
4,300	Vulcan Materials Company	226,481

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (98.8%)	Value
Materials (3.6%) - continued
7,200	Weyerhaeuser Company	$310,608

	Total Materials	12,056,585

Telecommunications Services (3.1%)
13,600	American Tower Corporation[a]	587,656
198,139	AT&T, Inc.	5,553,836
9,925	CenturyTel, Inc.	359,384
9,300	Frontier Communications Corporation	72,633
8,400	MetroPCS Communications, Inc.[a]	64,092
48,272	Qwest Communications International, Inc.	203,225
99,020	Sprint Nextel Corporation[a]	362,413
95,296	Verizon Communications, Inc.	3,157,157
13,907	Windstream Corporation	152,838

	Total Telecommunications Services	10,513,234

Utilities (3.6%)
22,200	AES Corporation[a]	295,482
5,600	Allegheny Energy, Inc.	131,488
7,900	Ameren Corporation	220,805
15,960	American Electric Power Company, Inc.	555,248
12,673	CenterPoint Energy, Inc.	183,885
7,100	CMS Energy Corporation	111,186
9,500	Consolidated Edison, Inc.	431,585
6,800	Constellation Energy Group, Inc.	239,156
20,094	Dominion Resources, Inc.	782,059
5,500	DTE Energy Company	239,745
43,308	Duke Energy Corporation	745,331
11,000	Edison International, Inc.	382,580
6,400	Entergy Corporation	523,776
4,400	EQT Corporation	193,248
22,224	Exelon Corporation	1,086,087
10,300	FirstEnergy Corporation	478,435
14,000	FPL Group, Inc.	739,480
2,615	Integrys Energy Group, Inc.	109,804
1,600	Nicor, Inc.	67,360
8,909	NiSource, Inc.	137,020
5,800	Northeast Utilities	149,582
7,200	Pepco Holdings, Inc.	121,320
12,400	PG&E Corporation	553,660
3,400	Pinnacle West Capital Corporation	124,372
12,700	PPL Corporation	410,337
9,320	Progress Energy, Inc.	382,213
16,900	Public Service Enterprise Group, Inc.	561,925
5,800	Questar Corporation	241,106
3,700	SCANA Corporation	139,416
8,275	Sempra Energy	463,235
26,900	Southern Company	896,308
6,900	TECO Energy, Inc.	111,918
4,000	Wisconsin Energy Corporation	199,320
14,705	Xcel Energy, Inc.	312,187

	Total Utilities	12,320,659

	Total Common Stock (cost $332,226,370)	334,056,071

	Collateral Held for Securities Loaned (0.9%)
2,928,421	Thrivent Financial Securities Lending Trust	$2,928,421

	Total Collateral Held for Securities Loaned (cost $2,928,421)	2,928,421

Principal Amount	Short-Term Investments (1.1%)[c]
	Federal Home Loan Bank Discount Notes
150,000	0.020%, 2/2/2010	149,997
1,150,000	0.200%, 3/17/2010[d]	1,149,529
	Federal National Mortgage Association Discount Notes
1,000,000	0.030%, 2/4/2010	999,972
1,500,000	0.050%, 2/16/2010	1,499,904

	Total Short-Term Investments (at amortized cost)	3,799,402

	Total Investments (cost $338,954,193) 100.8%	$340,783,894

	Other Assets and Liabilities, Net (0.8%)	(2,613,419)

	Total Net Assets 100.0%	$338,170,475

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	At December 31, 2009, $1,149,529 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT -	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$53,263,780
Gross unrealized depreciation	(71,897,964)

Net unrealized appreciation (depreciation)	$(18,634,184)

Cost for federal income tax purposes	$359,418,078

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Large Cap Index Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	32,300,374	32,300,374	—	—
Consumer Staples	37,904,454	37,904,454	—	—
Energy	38,361,539	38,361,539	—	—
Financials	48,063,079	48,063,079	—	—
Health Care	42,238,418	42,238,418	—	—
Industrials	34,076,065	34,076,065	—	—
Information Technology	66,221,664	66,221,664	—	—
Materials	12,056,585	12,056,585	—	—
Telecommunications Services	10,513,234	10,513,234	—	—
Utilities	12,320,659	12,320,659	—	—
Collateral Held for Securities Loaned	2,928,421	2,928,421	—	—
Short-Term Investments	3,799,402	—	3,799,402	—

Total	$340,783,894	$336,984,492	$3,799,402	$—

Other Financial Instruments*	$40,155	$40,155	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	14	March 2010	$3,847,295	$3,887,450	$40,155
Total Futures Contracts					$40,155

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2009, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	40,155
Total Equity Contracts		40,155

Total Asset Derivatives		$40,155

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	998,757
Total Equity Contracts		998,757

Total		$998,757

The accompanying Notes to Financial Statements are an integral part of this schedule.

Large Cap Index Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Large Cap Index Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	22,840
Total Equity Contracts		22,840

Total		$22,840

The following table presents Large Cap Index Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$5,077,140	1.7%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Large Cap Index Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$1,750,233	$42,208,707	$43,958,940	—	$—	$8,521
Thrivent Financial Securities Lending Trust	7,915,380	59,937,785	64,924,744	2,928,421	2,928,421	197,963
Total Value and Income Earned	9,665,613				2,928,421	206,484

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (82.3%)	Value
Consumer Discretionary (10.1%)
12,600	Aaron’s, Inc.	$349,398
8,000	Advance Auto Parts, Inc.[a]	323,840
21,500	Comcast Corporation[a]	362,490
14,700	Gap, Inc.	307,965
10,600	Garmin, Ltd.	325,420
8,500	Guess ?, Inc.[a]	359,550
12,400	Interactive Data Corporation	313,720
18,600	Jones Apparel Group, Inc.	298,716
16,200	Leggett & Platt, Inc.	330,480
10,500	McGraw-Hill Companies, Inc.	351,855
15,500	Men’s Wearhouse, Inc.	326,430
21,800	Newell Rubbermaid, Inc.	327,218
4,100	Polo Ralph Lauren Corporation	332,018
7,200	Ross Stores, Inc.	307,512
8,200	TJX Companies, Inc.	299,710
4,300	VF Corporation	314,932
12,300	Wolverine World Wide, Inc.[a]	334,806

	Total Consumer Discretionary	5,566,060

Consumer Staples (6.6%)
10,300	Casey’s General Stores, Inc.	328,776
30,100	Del Monte Foods Company	341,334
8,900	Hershey Company	318,531
8,700	J & J Snack Foods Corporation	347,652
6,600	Lancaster Colony Corporation	328,020
7,000	Molson Coors Brewing Company	316,120
11,800	Nu Skin Enterprises, Inc.	317,066
13,300	Philip Morris International, Inc.	640,927
11,700	SYSCO Corporation	326,898
7,100	Wal-Mart Stores, Inc.[a]	379,495

	Total Consumer Staples	3,644,819

Energy (7.6%)
10,100	BP plc ADR	585,497
12,800	Chevron Corporation[a]	985,472
4,700	ConocoPhillips	240,029
7,200	ENSCO International plc ADR	287,568
11,800	Exxon Mobil Corporation[a]	804,642
7,600	Noble Corporation	309,320
7,100	Peabody Energy Corporation[a]	320,991
24,700	Tesoro Corporation[a]	334,685
11,700	World Fuel Services Corporation[a]	313,443

	Total Energy	4,181,647

Financials (18.6%)
19,400	Acadia Realty Trust[a]	327,278
6,500	ACE, Ltd.[b]	327,600
13,000	American Financial Group, Inc.	324,350
17,100	Annaly Capital Management, Inc.[a]	296,685
12,200	Aspen Insurance Holdings, Ltd.	310,490
10,300	Assurant, Inc.[a]	303,644
6,900	Bank of Hawaii Corporation[a]	324,714
17,700	Brown & Brown, Inc.	318,069
6,300	Chubb Corporation[a]	309,834
7,200	Commerce Bancshares, Inc.	278,784
40,700	CVB Financial Corporation[a]	351,648
14,400	Delphi Financial Group, Inc.[a]	322,128
20,400	Discover Financial Services	300,084
3,700	Everest Re Group, Ltd.	317,016
12,200	Federated Investors, Inc.	335,500
23,700	First Financial Bancorp[a]	345,072
1,900	Goldman Sachs Group, Inc.[a]	320,796
12,100	HCC Insurance Holdings, Inc.[a]	338,437
51,400	HRPT Properties Trust	332,558
14,200	Itau Unibanco Holding SA ADR	324,328
7,400	J.P. Morgan Chase & Company	308,358
11,200	Legg Mason, Inc.	337,792
10,300	Mack-Cali Realty Corporation	356,071
14,000	Marsh & McLennan Companies, Inc.	309,120
4,100	PartnerRe, Ltd.	306,106
19,100	Protective Life Corporation[a]	316,105
4,000	Public Storage, Inc.	325,800
18,000	SEI Investments Company	315,360
5,800	Transatlantic Holdings, Inc.	302,238
6,000	Travelers Companies, Inc.	299,160
16,600	Unum Group[a]	324,032
11,300	Wells Fargo & Company[a]	304,987

	Total Financials	10,214,144

Health Care (7.2%)
4,000	Abbott Laboratories	215,960
7,000	AstraZeneca plc ADR	328,580
13,300	Johnson & Johnson[a]	856,653
10,400	Merck & Company, Inc.[a]	380,016
100	Novartis AG ADR	5,443
7,900	Perrigo Company	314,736
45,723	Pfizer, Inc.	831,701
9,800	STERIS Corporation	274,106
1,500	Teva Pharmaceutical Industries, Ltd. ADR	84,270
11,000	UnitedHealth Group, Inc.[a]	335,280
11,200	Universal Health Services, Inc.	341,600

	Total Health Care	3,968,345

Industrials (12.6%)
4,100	3M Company[a]	338,947
7,500	A.O. Smith Corporation[a]	325,425
17,200	ABB, Ltd. ADR[b]	328,520
6,100	Bucyrus International, Inc.[a]	343,857
9,800	Carlisle Companies, Inc.[a]	335,748
11,300	Crane Company	346,006
4,500	Danaher Corporation[a]	338,400
24,500	Deluxe Corporation[a]	362,355
3,200	Flowserve Corporation[a]	302,496
7,000	Hubbell, Inc.	331,100
6,100	ITT Corporation	303,414
5,900	Joy Global, Inc.	304,381
4,000	L-3 Communications Holdings, Inc.	347,800
5,800	Parker Hannifin Corporation	312,504
13,700	Pitney Bowes, Inc.[a]	311,812
6,700	Regal-Beloit Corporation[a]	347,998
7,900	Toro Company[a]	330,299
8,800	Universal Forest Products, Inc.[a]	323,928
4,100	Valmont Industries, Inc.[a]	321,645
3,200	W.W. Grainger, Inc.[a]	309,856
13,600	Woodward Governor Company[a]	350,472

	Total Industrials	6,916,963

Information Technology (4.9%)
15,000	Altera Corporation[a]	339,450
5,300	Hewlett-Packard Company	273,003
4,200	International Business Machines Corporation[a]	549,780
7,600	Lender Processing Services, Inc.	309,016

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (82.3%)	Value
Information Technology (4.9%) - continued
10,000	Microsoft Corporation	$304,900
5,900	QUALCOMM, Inc.	272,934
8,300	Syntel, Inc.[a]	315,649
17,100	Western Union Company[a]	322,335

	Total Information Technology	2,687,067

Materials (7.8%)
10,600	Celanese Corporation	340,260
7,800	International Flavors & Fragrances, Inc.	320,892
12,400	International Paper Company	332,072
4,400	Lubrizol Corporation	320,980
3,000	NewMarket Corporation[a]	344,310
7,700	Reliance Steel & Aluminum Company[a]	332,794
7,000	Rock-Tenn Company[a]	352,870
16,100	RPM International, Inc.	327,313
5,900	Silgan Holdings, Inc.	341,492
5,000	Stepan Company	324,050
12,000	Valspar Corporation[a]	325,680
4,600	Walter Energy, Inc.[a]	346,426
12,100	Westlake Chemical Corporation[a]	301,653

	Total Materials	4,310,792

Telecommunications Services (3.8%)
27,800	AT&T, Inc.[a]	779,234
24,000	Chunghwa Telecom Company, Ltd. ADR	445,680
86,500	Qwest Communications International, Inc.[a]	364,165
15,100	Verizon Communications, Inc.[a]	500,263

	Total Telecommunications Services	2,089,342

Utilities (3.1%)
6,200	Consolidated Edison, Inc.	281,666
500	Dominion Resources, Inc.	19,460
12,200	Duke Energy Corporation	209,962
4,200	PG&E Corporation	187,530
1,600	Progress Energy, Inc.	65,616
24,500	Southern Company	816,340
4,900	Xcel Energy, Inc.	104,027

	Total Utilities	1,684,601

	Total Common Stock (cost $45,070,330)	45,263,780

	Preferred Stock (0.3%)
Financials (0.2%)
3,000	U.S. Bancorp	83,400

	Total Financials	83,400

Utilities (0.1%)
2,870	Xcel Energy, Inc.	76,342

	Total Utilities	76,342

	Total Preferred Stock (cost $150,381)	159,742

Principal Amount	Long-Term Fixed Income (0.2%)
Financials (0.2%)
	American International Group, Inc.
$150,000	8.175%, 5/15/2058	99,000

	Total Financials	99,000

	Total Long-Term Fixed Income (cost $150,000)	99,000

Principal Amount	Short-Term Investments (15.8%)[c]
	Federal Home Loan Bank Discount Notes
4,000,000	0.040%, 1/15/2010	3,999,938
1,175,000	0.040%, 1/20/2010	1,174,975
800,000	0.020%, 2/2/2010	799,986
600,000	0.200%, 3/17/2010[d]	599,754
	Federal Home Loan Mortgage Corporation Discount Notes
400,000	0.030%, 2/22/2010	399,983
	Federal National Mortgage Association Discount Notes
1,560,000	0.040%, 1/20/2010[d]	1,559,967
150,000	0.010%, 2/1/2010	149,999

	Total Short-Term Investments (at amortized cost)	8,684,602

	Total Investments (cost $54,055,313) 98.6%	$54,207,124

	Other Assets and Liabilities, Net 1.4%	771,968

	Total Net Assets 100.0%	$54,979,092

a	All or a portion of the security was earmarked to cover written options.
b	Non-income producing security.
c	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
d	At December 31, 2009, $699,752 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR -	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$1,168,671
Gross unrealized depreciation	(1,237,034)

Net unrealized appreciation (depreciation)	$(68,363)

Cost for federal income tax purposes	$54,275,487

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Equity Income Plus Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	5,566,060	5,566,060	—	—
Consumer Staples	3,644,819	3,644,819	—	—
Energy	4,181,647	4,181,647	—	—
Financials	10,214,144	10,214,144	—	—
Health Care	3,968,345	3,968,345	—	—
Industrials	6,916,963	6,916,963	—	—
Information Technology	2,687,067	2,687,067	—	—
Materials	4,310,792	4,310,792	—	—
Telecommunications Services	2,089,342	2,089,342	—	—
Utilities	1,684,601	1,684,601	—	—
Preferred Stock
Financials	83,400	83,400	—	—
Utilities	76,342	76,342	—	—
Long-Term Fixed Income
Financials	99,000	—	99,000	—
Short-Term Investments	8,684,602	—	8,684,602	—

Total	$54,207,124	$45,423,522	$8,783,602	$—

Other Financial Instruments*	$88,416	$88,416	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures	134	March 2010	$7,362,446	$7,441,690	$79,244
Total Futures Contracts					$79,244

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures	25	$1,130.00	January 2010	($9,000)	$338
S&P 500 Index Mini-Futures	25	1,140.00	January 2010	(5,500)	3,181
S&P 500 Index Mini-Futures	25	1,125.00	January 2010	(11,250)	849
S&P 500 Index Mini-Futures	35	1,135.00	January 2010	(9,975)	4,804
Total Call Options Written				($35,725)	$9,172

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2009, for Equity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	9,172
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	79,244
Total Equity Contracts		88,416

Total Asset Derivatives		$88,416

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Equity Income Plus Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Equity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(21,091)
Futures	Net realized gains/(losses) on Futures contracts	1,152,390
Total Equity Contracts		1,131,299

Total		$1,131,299

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Equity Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	7,684
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(55,175)
Total Equity Contracts		(47,491)

Total		($47,491)

The following table presents Equity Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$4,894,846	11.2%	50

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Equity Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$6,999,027	$24,388,783	$31,387,810	—	$—	$23,915
Total Value and Income Earned	6,999,027				—	23,915

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (66.5%)	Value
Consumer Discretionary (6.4%)
1,600	Abercrombie & Fitch Company	$55,760
6,300	Amazon.com, Inc.[a]	847,476
2,500	Apollo Group, Inc.[a]	151,450
1,700	AutoNation, Inc.[a,b]	32,555
600	AutoZone, Inc.[a]	94,842
5,000	Bed Bath & Beyond, Inc.[a]	193,150
6,475	Best Buy Company, Inc.	255,504
1,500	Big Lots, Inc.[a]	43,470
1,200	Black & Decker Corporation	77,796
8,200	Carnival Corporation[a]	259,858
12,562	CBS Corporation	176,496
6,100	Coach, Inc.	222,833
53,465	Comcast Corporation	901,420
5,300	D.R. Horton, Inc.	57,611
2,700	Darden Restaurants, Inc.	94,689
1,100	DeVry, Inc.	62,403
18,000	DIRECTV[a]	600,300
4,600	Eastman Kodak Company[a]	19,412
4,000	Expedia, Inc.[a]	102,840
2,600	Family Dollar Stores, Inc.	72,358
62,088	Ford Motor Company[a]	620,880
2,900	Fortune Brands, Inc.	125,280
3,100	GameStop Corporation[a]	68,014
4,500	Gannett Company, Inc.	66,825
8,800	Gap, Inc.	184,360
3,100	Genuine Parts Company	117,676
4,600	Goodyear Tire & Rubber Company[a]	64,860
6,200	H&R Block, Inc.	140,244
4,500	Harley-Davidson, Inc.	113,400
1,400	Harman International Industries, Inc.	49,392
2,300	Hasbro, Inc.	73,738
32,100	Home Depot, Inc.	928,653
5,600	International Game Technology	105,112
8,589	Interpublic Group of Companies, Inc.[a]	63,387
4,500	J.C. Penney Company, Inc.	119,745
12,700	Johnson Controls, Inc.	345,948
5,800	Kohl’s Corporation[a]	312,794
2,700	Leggett & Platt, Inc.	55,080
3,100	Lennar Corporation	39,587
4,962	Limited Brands, Inc.	95,469
27,600	Lowe’s Companies, Inc.	645,564
8,000	Macy’s, Inc	134,080
4,863	Marriott International, Inc.	132,517
6,625	Mattel, Inc.	132,368
20,400	McDonald’s Corporation	1,273,776
6,000	McGraw-Hill Companies, Inc.	201,060
700	Meredith Corporation	21,595
2,100	New York Times Company[a]	25,956
5,126	Newell Rubbermaid, Inc.	76,941
42,000	News Corporation	574,980
7,400	NIKE, Inc.	488,918
3,200	Nordstrom, Inc.	120,256
5,100	Office Depot, Inc.[a]	32,895
5,900	Omnicom Group, Inc.	230,985
2,600	O’Reilly Automotive, Inc.[a]	99,112
1,000	Polo Ralph Lauren Corporation	80,980
900	Priceline.com, Inc.[a]	196,650
6,037	Pulte Homes, Inc.[a,b]	60,370
2,400	RadioShack Corporation	46,800
2,400	Ross Stores, Inc.	102,504
1,600	Scripps Networks Interactive	66,400
980	Sears Holdings Corporation[a,b]	81,781
1,900	Sherwin-Williams Company	117,135
1,000	Snap-On, Inc.	42,260
1,600	Stanley Works[b]	82,416
13,600	Staples, Inc.	334,424
13,900	Starbucks Corporation[a]	320,534
3,600	Starwood Hotels & Resorts Worldwide, Inc.	131,652
14,200	Target Corporation	686,854
2,400	Tiffany & Company	103,200
6,680	Time Warner Cable, Inc.	276,485
21,916	Time Warner, Inc.	638,632
7,900	TJX Companies, Inc.	288,745
1,600	VF Corporation	117,184
11,462	Viacom, Inc.[a]	340,765
36,287	Walt Disney Company	1,170,256
30	Washington Post Company	13,188
1,358	Whirlpool Corporation	109,536
3,432	Wyndham Worldwide Corporation	69,223
1,400	Wynn Resorts, Ltd.[b]	81,522
8,820	Yum! Brands, Inc.	308,435

	Total Consumer Discretionary	18,071,601

Consumer Staples (7.5%)
38,500	Altria Group, Inc.	755,755
12,141	Archer-Daniels-Midland Company	380,135
8,000	Avon Products, Inc.	252,000
2,025	Brown-Forman Corporation	108,479
3,600	Campbell Soup Company	121,680
2,700	Clorox Company	164,700
43,600	Coca-Cola Company	2,485,200
5,900	Coca-Cola Enterprises, Inc.	125,080
9,400	Colgate-Palmolive Company	772,210
8,200	ConAgra Foods, Inc.	189,010
3,600	Constellation Brands, Inc.[a]	57,348
8,300	Costco Wholesale Corporation	491,111
26,605	CVS Caremark Corporation	856,947
3,500	Dean Foods Company[a]	63,140
4,800	Dr. Pepper Snapple Group, Inc.	135,840
2,300	Estee Lauder Companies, Inc.	111,228
6,100	General Mills, Inc.	431,941
6,050	H.J. Heinz Company	258,698
3,200	Hershey Company	114,528
1,300	Hormel Foods Corporation	49,985
2,155	J.M. Smucker Company	133,071
4,700	Kellogg Company	250,040
7,780	Kimberly-Clark Corporation	495,664
27,560	Kraft Foods, Inc.	749,081
12,100	Kroger Company	248,413
3,100	Lorillard, Inc.	248,713
2,400	McCormick & Company, Inc.	86,712
3,922	Mead Johnson Nutrition Company	171,391
2,900	Molson Coors Brewing Company	130,964
2,800	Pepsi Bottling Group, Inc.	105,000
29,320	PepsiCo, Inc.	1,782,656
35,800	Philip Morris International, Inc.	1,725,202
54,979	Procter & Gamble Company	3,333,377
3,100	Reynolds American, Inc.	164,207
7,600	Safeway, Inc.	161,804
12,500	Sara Lee Corporation	152,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (66.5%)	Value
Consumer Staples (7.5%) - continued
4,069	SUPERVALU, Inc.	$51,717
11,000	SYSCO Corporation	307,340
5,500	Tyson Foods, Inc.	67,485
18,600	Walgreen Company	682,992
40,100	Wal-Mart Stores, Inc.	2,143,345
2,700	Whole Foods Market, Inc.[a,b]	74,115

	Total Consumer Staples	21,190,554

Energy (7.7%)
9,336	Anadarko Petroleum Corporation	582,753
6,368	Apache Corporation	656,986
5,920	Baker Hughes, Inc.	239,642
5,400	BJ Services Company	100,440
1,900	Cabot Oil & Gas Corporation	82,821
4,700	Cameron International Corporation[a]	196,460
12,300	Chesapeake Energy Corporation	318,324
37,874	Chevron Corporation	2,915,919
27,982	ConocoPhillips	1,429,041
3,500	CONSOL Energy, Inc.	174,300
4,800	Denbury Resources, Inc.[a]	71,040
8,400	Devon Energy Corporation	617,400
1,400	Diamond Offshore Drilling, Inc.[b]	137,788
13,286	El Paso Corporation	130,601
4,700	EOG Resources, Inc.	457,310
89,372	Exxon Mobil Corporation	6,094,277
2,400	FMC Technologies, Inc.[a]	138,816
17,000	Halliburton Company	511,530
5,500	Hess Corporation	332,750
13,422	Marathon Oil Corporation	419,035
1,700	Massey Energy Company	71,417
3,700	Murphy Oil Corporation	200,540
5,400	Nabors Industries, Ltd.[a]	118,206
7,900	National Oilwell Varco, Inc.	348,311
3,200	Noble Energy, Inc.	227,904
15,200	Occidental Petroleum Corporation	1,236,520
5,100	Peabody Energy Corporation	230,571
2,200	Pioneer Natural Resources Company	105,974
2,900	Range Resources Corporation	144,565
2,200	Rowan Companies, Inc.[a]	49,808
22,700	Schlumberger, Ltd.	1,477,543
4,700	Smith International, Inc.	127,699
6,600	Southwestern Energy Company[a]	318,120
11,921	Spectra Energy Corporation	244,500
2,300	Sunoco, Inc.	60,030
2,600	Tesoro Corporation[b]	35,230
10,500	Valero Energy Corporation	175,875
10,900	Williams Companies, Inc.	229,772
10,950	XTO Energy, Inc.	509,503

	Total Energy	21,519,321

Financials (9.6%)
8,900	AFLAC, Inc.	411,625
10,196	Allstate Corporation	306,288
22,400	American Express Company	907,648
2,620	American International Group, Inc.[a,b]	78,548
4,740	Ameriprise Financial, Inc.	184,007
5,150	Aon Corporation	197,451
2,254	Apartment Investment & Management Company[b]	35,884
2,300	Assurant, Inc.	67,804
1,453	AvalonBay Communities, Inc.	119,306
187,154	Bank of America Corporation	2,818,539
22,701	Bank of New York Mellon Corporation	634,947
13,000	BB&T Corporation	329,810
2,700	Boston Properties, Inc.	181,089
8,565	Capital One Financial Corporation	328,382
5,000	CB Richard Ellis Group, Inc.[a]	67,850
17,725	Charles Schwab Corporation	333,585
6,500	Chubb Corporation	319,670
3,051	Cincinnati Financial Corporation	80,058
366,489	Citigroup, Inc.	1,213,079
1,200	CME Group, Inc.	403,140
2,900	Comerica, Inc.	85,753
10,195	Discover Financial Services	149,968
27,900	E*TRADE Financial Corporation[a]	48,825
5,300	Equity Residential REIT	179,034
1,600	Federated Investors, Inc.	44,000
14,916	Fifth Third Bancorp	145,431
4,021	First Horizon National Corporation[a]	53,881
2,900	Franklin Resources, Inc.	305,515
9,300	Genworth Financial, Inc.[a]	105,555
9,700	Goldman Sachs Group, Inc.	1,637,748
7,300	Hartford Financial Services Group, Inc.	169,798
5,600	Health Care Property Investors, Inc.	171,024
2,400	Health Care REIT, Inc.	106,368
11,947	Host Hotels & Resorts, Inc.[a]	139,421
9,000	Hudson City Bancorp, Inc.	123,570
13,216	Huntington Bancshares, Inc.[b]	48,238
1,300	IntercontinentalExchange, Inc.[a]	145,990
8,000	Invesco, Ltd.	187,920
74,224	J.P. Morgan Chase & Company	3,092,914
3,500	Janus Capital Group, Inc.	47,075
16,200	KeyCorp	89,910
7,400	Kimco Realty Corporation	100,122
3,100	Legg Mason, Inc.	93,496
3,600	Leucadia National Corporation[a]	85,644
5,711	Lincoln National Corporation	142,090
6,900	Loews Corporation	250,815
1,500	M&T Bank Corporation[b]	100,335
9,800	Marsh & McLennan Companies, Inc.	216,384
9,700	Marshall & Ilsley Corporation	52,865
15,466	MetLife, Inc.	546,723
3,800	Moody’s Corporation	101,840
25,690	Morgan Stanley	760,424
2,700	Nasdaq OMX Group, Inc.[a]	53,514
4,600	Northern Trust Corporation	241,040
5,000	NYSE Euronext	126,500
6,500	People’s United Financial, Inc.	108,550
3,100	Plum Creek Timber Company, Inc.[b]	117,056
8,720	PNC Financial Services Group, Inc.	460,329
6,100	Principal Financial Group, Inc.	146,644
12,300	Progressive Corporation[a]	221,277
9,000	ProLogis	123,210
8,800	Prudential Financial, Inc.	437,888
2,500	Public Storage, Inc.	203,625
22,200	Regions Financial Corporation	117,438
5,453	Simon Property Group, Inc.	435,149

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (66.5%)	Value
Financials (9.6%) - continued
9,000	SLM Corporation[a]	$101,430
9,400	State Street Corporation	409,276
9,500	SunTrust Banks, Inc.	192,755
4,800	T. Rowe Price Group, Inc.	255,600
1,500	Torchmark Corporation	65,925
10,225	Travelers Companies, Inc.	509,819
36,021	U.S. Bancorp	810,833
6,158	Unum Group	120,204
3,000	Ventas, Inc.	131,220
2,970	Vornado Realty Trust	207,722
96,282	Wells Fargo & Company	2,598,651
6,500	XL Capital, Ltd.	119,145
2,700	Zions Bancorporation[b]	34,641

	Total Financials	26,896,827

Health Care (8.4%)
29,100	Abbott Laboratories	1,571,109
8,256	Aetna, Inc.	261,715
5,700	Allergan, Inc.	359,157
5,100	AmerisourceBergen Corporation	132,957
19,152	Amgen, Inc.[a]	1,083,429
11,300	Baxter International, Inc.	663,084
4,400	Becton, Dickinson and Company	346,984
5,530	Biogen Idec, Inc.[a]	295,855
27,950	Boston Scientific Corporation[a]	251,550
32,605	Bristol-Myers Squibb Company	823,276
1,800	C.R. Bard, Inc.	140,220
6,875	Cardinal Health, Inc.	221,650
3,287	CareFusion Corporation[a]	82,208
8,600	Celgene Corporation[a]	478,848
1,500	Cephalon, Inc.[a]	93,615
5,200	CIGNA Corporation	183,404
2,850	Coventry Health Care, Inc.[a]	69,227
2,000	DaVita, Inc.[a]	117,480
2,800	Dentsply International, Inc.	98,476
18,900	Eli Lilly and Company	674,919
5,100	Express Scripts, Inc.[a]	440,895
5,600	Forest Laboratories, Inc.[a]	179,816
5,000	Genzyme Corporation[a]	245,050
16,900	Gilead Sciences, Inc.[a]	731,432
3,130	Hospira, Inc.[a]	159,630
3,300	Humana, Inc.[a]	144,837
3,500	IMS Health, Inc.	73,710
700	Intuitive Surgical, Inc.[a]	212,324
51,906	Johnson & Johnson	3,343,265
4,333	King Pharmaceuticals, Inc.[a]	53,166
2,100	Laboratory Corporation of America Holdings[a]	157,164
3,437	Life Technologies Corporation[a]	179,515
4,980	McKesson Corporation	311,250
8,910	Medco Health Solutions, Inc.[a]	569,438
20,800	Medtronic, Inc.	914,784
57,427	Merck & Company, Inc.	2,098,383
1,000	Millipore Corporation[a]	72,350
5,700	Mylan, Inc.[a,b]	105,051
1,800	Patterson Companies, Inc.[a]	50,364
2,100	PerkinElmer, Inc.	43,239
151,355	Pfizer, Inc.	2,753,147
3,000	Quest Diagnostics, Inc.	181,140
6,280	St. Jude Medical, Inc.[a]	230,978
5,300	Stryker Corporation	266,961
7,750	Tenet Healthcare Corporation[a]	41,772
7,600	Thermo Fisher Scientific, Inc.[a]	362,444
21,900	UnitedHealth Group, Inc.	667,512
2,300	Varian Medical Systems, Inc.[a]	107,755
1,700	Waters Corporation[a]	105,332
2,100	Watson Pharmaceuticals, Inc.[a]	83,181
8,700	WellPoint, Inc.[a]	507,123
4,090	Zimmer Holdings, Inc.[a]	241,760

	Total Health Care	23,583,931

Industrials (6.8%)
13,400	3M Company	1,107,778
2,200	Avery Dennison Corporation	80,278
13,728	Boeing Company	743,097
4,992	Burlington Northern Santa Fe Corporation	492,311
3,100	C.H. Robinson Worldwide, Inc.	182,063
11,800	Caterpillar, Inc.	672,482
2,400	Cintas Corporation	62,520
7,400	CSX Corporation	358,826
3,900	Cummins, Inc.	178,854
5,000	Danaher Corporation	376,000
8,000	Deere & Company	432,720
3,600	Dover Corporation	149,796
1,000	Dun & Bradstreet Corporation	84,370
3,200	Eaton Corporation	203,584
14,100	Emerson Electric Company	600,660
2,400	Equifax, Inc.	74,136
4,100	Expeditors International of Washington, Inc.	142,393
2,400	Fastenal Company[b]	99,936
5,840	FedEx Corporation	487,348
900	First Solar, Inc.[a,b]	121,860
1,000	Flowserve Corporation	94,530
3,300	Fluor Corporation	148,632
7,200	General Dynamics Corporation	490,824
200,500	General Electric Company	3,033,565
2,400	Goodrich Corporation	154,200
14,337	Honeywell International, Inc.	562,010
7,300	Illinois Tool Works, Inc.	350,327
3,500	Iron Mountain, Inc.[a]	79,660
3,500	ITT Corporation	174,090
2,300	Jacobs Engineering Group, Inc.[a]	86,503
2,100	L-3 Communications Holdings, Inc.	182,595
6,100	Lockheed Martin Corporation	459,635
6,600	Masco Corporation	91,146
2,300	Monster Worldwide, Inc.[a]	40,020
7,000	Norfolk Southern Corporation	366,940
6,006	Northrop Grumman Corporation	335,435
6,950	PACCAR, Inc.	252,077
2,300	Pall Corporation	83,260
2,950	Parker Hannifin Corporation	158,946
4,000	Pitney Bowes, Inc.	91,040
2,600	Precision Castparts Corporation	286,910
3,900	Quanta Services, Inc.[a]	81,276
3,900	R.R. Donnelley & Sons Company	86,853
7,200	Raytheon Company	370,944
6,105	Republic Services, Inc.	172,833
2,800	Robert Half International, Inc.	74,844
2,600	Rockwell Automation, Inc.	122,148
2,900	Rockwell Collins, Inc.	160,544
1,800	Roper Industries, Inc.	94,266
1,100	Ryder System, Inc.	45,287
13,380	Southwest Airlines Company	152,933
1,500	Stericycle, Inc.[a]	82,755
5,200	Textron, Inc.	97,812

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (66.5%)	Value
Industrials (6.8%) - continued
9,600	Union Pacific Corporation	$613,440
18,700	United Parcel Service, Inc.	1,072,819
17,600	United Technologies Corporation	1,221,616
1,100	W.W. Grainger, Inc.	106,513
9,230	Waste Management, Inc.	312,066

	Total Industrials	19,042,306

Information Technology (13.2%)
9,900	Adobe Systems, Inc.[a]	364,122
10,700	Advanced Micro Devices, Inc.[a,b]	103,576
1,900	Affiliated Computer Services, Inc.[a]	113,411
6,363	Agilent Technologies, Inc.[a]	197,698
3,300	Akamai Technologies, Inc.[a]	83,589
5,500	Altera Corporation	124,465
3,300	Amphenol Corporation	152,394
5,400	Analog Devices, Inc.	170,532
17,000	Apple, Inc.[a]	3,584,620
24,400	Applied Materials, Inc.	340,136
4,300	Autodesk, Inc.[a]	109,263
9,500	Automatic Data Processing, Inc.	406,790
3,400	BMC Software, Inc.[a]	136,340
8,150	Broadcom Corporation[a]	256,318
7,275	CA, Inc.	163,397
108,400	Cisco Systems, Inc.[a]	2,595,096
3,500	Citrix Systems, Inc.[a]	145,635
5,600	Cognizant Technology Solutions Corporation[a]	253,680
2,900	Computer Sciences Corporation[a]	166,837
3,600	Compuware Corporation[a]	26,028
29,100	Corning, Inc.	561,921
32,200	Dell, Inc.[a]	462,392
21,200	eBay, Inc.[a]	499,048
6,100	Electronic Arts, Inc.[a]	108,275
38,124	EMC Corporation[a]	666,026
6,200	Fidelity National Information Services, Inc.	145,328
2,950	Fiserv, Inc.[a]	143,016
2,900	FLIR Systems, Inc.[a]	94,888
4,600	Google, Inc.[a]	2,851,908
2,500	Harris Corporation	118,875
44,561	Hewlett-Packard Company	2,295,337
103,600	Intel Corporation	2,113,440
24,800	International Business Machines Corporation	3,246,320
6,000	Intuit, Inc.[a]	184,260
3,500	Jabil Circuit, Inc.	60,795
3,900	JDS Uniphase Corporation[a]	32,175
9,900	Juniper Networks, Inc.[a]	264,033
3,300	KLA-Tencor Corporation	119,328
1,500	Lexmark International, Inc.[a]	38,970
4,300	Linear Technology Corporation	131,322
11,200	LSI Corporation[a]	67,312
1,900	MasterCard, Inc.	486,362
2,900	McAfee, Inc.[a]	117,653
4,100	MEMC Electronic Materials, Inc.[a]	55,842
3,400	Microchip Technology, Inc.	98,804
16,100	Micron Technology, Inc.[a]	170,016
145,400	Microsoft Corporation	4,433,246
2,650	Molex, Inc.	57,107
42,921	Motorola, Inc.[a]	333,067
4,200	National Semiconductor Corporation	64,512
6,400	NETAPP, Inc.[a]	220,096
5,100	Novell, Inc.[a]	21,165
1,900	Novellus Systems, Inc.[a]	44,346
10,550	NVIDIA Corporation[a]	197,074
73,559	Oracle Corporation	1,805,138
6,050	Paychex, Inc.	185,372
2,000	QLogic Corporation[a]	37,740
31,400	QUALCOMM, Inc.	1,452,564
3,600	Red Hat, Inc.[a]	111,240
5,600	SAIC, Inc.[a]	106,064
2,000	Salesforce.com, Inc.[a]	147,540
4,400	SanDisk Corporation[a]	127,556
13,975	Sun Microsystems, Inc.[a]	130,946
14,972	Symantec Corporation[a]	267,849
5,800	Tellabs, Inc.[a]	32,944
3,200	Teradata Corporation[a]	100,576
3,000	Teradyne, Inc.[a]	32,190
23,500	Texas Instruments, Inc.	612,410
3,600	Total System Services, Inc.	62,172
3,700	VeriSign, Inc.[a]	89,688
8,400	Visa, Inc.	734,664
4,300	Western Digital Corporation[a]	189,845
12,862	Western Union Company	242,449
15,800	Xerox Corporation	133,668
5,100	Xilinx, Inc.	127,806
22,200	Yahoo!, Inc.[a]	372,516

	Total Information Technology	37,101,123

Materials (2.4%)
4,000	Air Products and Chemicals, Inc.	324,240
1,600	Airgas, Inc.	76,160
2,100	AK Steel Holding Corporation	44,835
18,064	Alcoa, Inc.	291,192
1,781	Allegheny Technologies, Inc.	79,735
1,800	Ball Corporation	93,060
2,000	Bemis Company, Inc.	59,300
1,000	CF Industries Holdings, Inc.	90,780
2,500	Cliffs Natural Resources, Inc.	115,225
21,577	Dow Chemical Company	596,173
17,119	E.I. du Pont de Nemours and Company	576,397
1,400	Eastman Chemical Company	84,336
4,400	Ecolab, Inc.	196,196
1,300	FMC Corporation	72,488
8,144	Freeport-McMoRan Copper & Gold, Inc.[a]	653,882
1,500	International Flavors & Fragrances, Inc.	61,710
8,221	International Paper Company	220,158
3,280	MeadWestvaco Corporation	93,906
10,366	Monsanto Company	847,421
9,317	Newmont Mining Corporation	440,787
6,000	Nucor Corporation	279,900
3,200	Owens-Illinois, Inc.[a]	105,184
2,400	Pactiv Corporation[a]	57,936
3,200	PPG Industries, Inc.	187,328
5,700	Praxair, Inc.	457,767
2,928	Sealed Air Corporation	64,006
2,300	Sigma-Aldrich Corporation	116,219
1,300	Titanium Metals Corporation[a]	16,276
2,800	United States Steel Corporation	154,336
2,300	Vulcan Materials Company	121,141

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (66.5%)	Value
Materials (2.4%) - continued
4,000	Weyerhaeuser Company	$172,560

	Total Materials	6,750,634

Telecommunications Services (2.1%)
7,600	American Tower Corporation[a]	328,396
111,079	AT&T, Inc.	3,113,544
5,694	CenturyTel, Inc.	206,180
5,100	Frontier Communications Corporation	39,831
4,700	MetroPCS Communications, Inc.[a]	35,861
26,718	Qwest Communications International, Inc.	112,483
55,169	Sprint Nextel Corporation[a]	201,918
53,570	Verizon Communications, Inc.	1,774,774
8,317	Windstream Corporation	91,404

	Total Telecommunications Services	5,904,391

Utilities (2.4%)
12,300	AES Corporation[a]	163,713
3,200	Allegheny Energy, Inc.	75,136
4,300	Ameren Corporation	120,185
8,940	American Electric Power Company, Inc.	311,023
7,424	CenterPoint Energy, Inc.	107,722
4,400	CMS Energy Corporation	68,904
5,200	Consolidated Edison, Inc.	236,236
3,800	Constellation Energy Group, Inc.	133,646
11,330	Dominion Resources, Inc.	440,964
3,200	DTE Energy Company	139,488
23,742	Duke Energy Corporation	408,600
6,200	Edison International, Inc.	215,636
3,500	Entergy Corporation	286,440
2,500	EQT Corporation	109,800
12,474	Exelon Corporation	609,604
5,800	FirstEnergy Corporation	269,410
7,700	FPL Group, Inc.	406,714
1,507	Integrys Energy Group, Inc.	63,279
800	Nicor, Inc.	33,680
4,734	NiSource, Inc.	72,809
3,400	Northeast Utilities	87,686
3,900	Pepco Holdings, Inc.	65,715
6,900	PG&E Corporation	308,085
2,000	Pinnacle West Capital Corporation	73,160
7,200	PPL Corporation	232,632
5,291	Progress Energy, Inc.	216,984
9,500	Public Service Enterprise Group, Inc.	315,875
3,200	Questar Corporation	133,024
2,100	SCANA Corporation	79,128
4,687	Sempra Energy	262,378
15,000	Southern Company	499,800
3,800	TECO Energy, Inc.	61,636
2,300	Wisconsin Energy Corporation	114,609
8,110	Xcel Energy, Inc.	172,175

	Total Utilities	6,895,876

	Total Common Stock (cost $174,760,047)	186,956,564

Principal Amount	Long-Term Fixed Income (34.8%)

Asset-Backed Securities (1.5%)
	Americredit Automobile Receivables Trust
697,868	0.315%, 1/6/2010[c,d]	693,193
	Countrywide Asset-Backed Certificates
645,704	6.085%, 6/25/2021[c]	288,936
774,997	5.549%, 4/25/2036[c]	596,594
	Credit Based Asset Servicing and Securitization, LLC
442,671	5.501%, 12/25/2036	314,409
	First Franklin Mortgage Loan Asset-Backed Certificates
25,362	0.341%, 1/25/2010[d]	25,194
	First Horizon ABS Trust
665,413	0.361%, 1/25/2010[c,d]	296,804
1,101,420	0.391%, 1/25/2010[c,d]	475,934
	GMAC Mortgage Corporation Loan Trust
1,049,908	0.411%, 1/25/2010[c,d]	420,762
1,743,897	0.411%, 1/25/2010[c,d]	450,417
	IndyMac Seconds Asset-Backed Trust
459,715	0.401%, 1/25/2010[c,d]	89,479
	SLM Student Loan Trust
876	0.292%, 1/25/2010[d]	876
	Wachovia Asset Securitization, Inc.
1,279,034	0.371%, 1/25/2010[c,d,e]	628,952

	Total Asset-Backed Securities	4,281,550

Capital Goods (0.2%)
	John Deere Capital Corporation
300,000	7.000%, 3/15/2012	332,801
	United Technologies Corporation
225,000	6.050%, 6/1/2036	239,182

	Total Capital Goods	571,983

Collateralized Mortgage Obligations (0.6%)
	Bear Stearns Mortgage Funding Trust
414,912	0.371%, 1/25/2010[d]	80,544
	Merrill Lynch Mortgage Investors, Inc.
1,057,998	4.875%, 6/25/2035	908,932
	Thornburg Mortgage Securities Trust
476,058	0.341%, 1/25/2010[d]	457,772

	Total Collateralized Mortgage Obligations	1,447,248

Commercial Mortgage-Backed Securities (3.4%)
	Bear Stearns Commercial Mortgage Securities, Inc.
2,500,000	0.383%, 1/15/2010[d,e]	2,132,745
	Commercial Mortgage Pass- Through Certificates
67,843	0.333%, 1/15/2010[d,f]	67,370
2,000,000	0.363%, 1/15/2010[d,e]	1,595,730
	Credit Suisse Mortgage Capital Certificates
2,000,000	0.403%, 1/15/2010[d,f]	1,539,118

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (34.8%)	Value
Commercial Mortgage-Backed Securities (3.4%) - continued
	General Electric Commercial Mortgage Corporation
$200,000	4.641%, 9/10/2013	$204,189
	GMAC Commercial Mortgage Securities, Inc.
1,500,000	4.547%, 12/10/2041	1,500,626
	GS Mortgage Securities Corporation II
1,000,000	0.365%, 1/6/2010[d,f]	931,084
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
400,000	4.654%, 1/12/2037	398,940
1,500,000	5.336%, 5/15/2047	1,300,901

	Total Commercial Mortgage- Backed Securities	9,670,703

Communications Services (0.6%)
	AT&T, Inc.
225,000	5.875%, 2/1/2012	243,315
200,000	6.400%, 5/15/2038	205,534
	Cox Communications, Inc.
115,000	6.450%, 12/1/2036[f]	115,137
	France Telecom SA
225,000	7.750%, 3/1/2011	241,148
	News America, Inc.
225,000	6.400%, 12/15/2035	231,039
	Telecom Italia Capital SA
550,000	5.250%, 11/15/2013	578,485
	Time Warner Cable, Inc.
200,000	7.300%, 7/1/2038	221,723

	Total Communications Services	1,836,381

Consumer Cyclical (0.4%)
	Wal-Mart Stores, Inc.
450,000	7.550%, 2/15/2030	557,575
	Walt Disney Company
500,000	5.625%, 9/15/2016	539,941

	Total Consumer Cyclical	1,097,516

Consumer Non-Cyclical (0.7%)
	AmerisourceBergen Corporation
300,000	4.875%, 11/15/2019	296,176
	Boston Scientific Corporation
225,000	7.000%, 11/15/2035	220,781
	GlaxoSmithKline Capital, Inc.
200,000	6.375%, 5/15/2038	221,575
	Kellogg Company
400,000	4.250%, 3/6/2013	419,322
	Philip Morris International, Inc.
200,000	6.375%, 5/16/2038	216,185
	Wyeth
450,000	6.000%, 2/15/2036	470,075

	Total Consumer Non-Cyclical	1,844,114

Energy (0.4%)
	Burlington Resources, Inc.
500,000	6.500%, 12/1/2011	547,228
	Energy Transfer Partners, LP
300,000	6.700%, 7/1/2018	321,210
	Petro-Canada
200,000	6.800%, 5/15/2038	220,461

	Total Energy	1,088,899

Financials (2.9%)
	BAC Capital Trust XI
225,000	6.625%, 5/23/2036	201,053
	Bank of America Corporation
250,000	6.500%, 8/1/2016	268,830
	Bank One Corporation
750,000	5.900%, 11/15/2011	800,469
	Barclays Bank plc
200,000	5.000%, 9/22/2016	204,362
	BNP Paribas SA
900,000	5.186%, 6/29/2015[f]	741,973
	Chubb Corporation
400,000	6.500%, 5/15/2038	440,485
	CIGNA Corporation
300,000	6.350%, 3/15/2018	302,016
	Citigroup, Inc.
250,000	5.000%, 9/15/2014	241,006
	General Electric Capital Corporation
500,000	2.200%, 6/8/2012	507,012
225,000	5.875%, 1/14/2038	208,324
	Goldman Sachs Group, Inc.
675,000	6.600%, 1/15/2012	733,819
	HSBC Finance Corporation
500,000	5.000%, 6/30/2015	516,502
	HSBC Holdings plc
200,000	6.800%, 6/1/2038	217,054
	J.P. Morgan Chase & Company
500,000	3.125%, 12/1/2011	517,491
	Merrill Lynch & Company, Inc.
450,000	5.000%, 2/3/2014	455,409
	MetLife, Inc.
150,000	5.000%, 6/15/2015	157,767
	Preferred Term Securities XXIII, Ltd.
1,193,842	0.454%, 3/22/2010[d,e]	537,229
	ProLogis
425,000	5.500%, 3/1/2013	420,436
	Prudential Financial, Inc.
225,000	5.700%, 12/14/2036	203,293
	Wachovia Bank NA
425,000	4.875%, 2/1/2015	434,046
	Washington Mutual Bank FA
500,000	5.500%, 1/15/2013[g]	2,500

	Total Financials	8,111,076

Foreign (1.2%)
	Brazil Government International Bond
100,000	5.625%, 1/7/2041	94,250
	Codelco
300,000	6.375%, 11/30/2012[f]	335,919
	Kreditanstalt fuer Wiederaufbau
400,000	3.750%, 6/27/2011	415,364
	Province of Newfoundland
500,000	8.650%, 10/22/2022	640,954
	Province of Quebec
600,000	4.875%, 5/5/2014	645,269

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (34.8%)	Value
Foreign (1.2%) - continued
	Republic of Italy
$750,000	4.375%, 6/15/2013	$791,393
300,000	5.375%, 6/12/2017	320,344

	Total Foreign	3,243,493

Mortgage-Backed Securities (11.5%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
1,663	7.500%, 8/1/2010	1,703
6,835	7.000%, 2/1/2011	6,985
4,882	6.000%, 5/1/2012	5,215
2,225	8.000%, 6/1/2012	2,379
3,927	7.000%, 8/1/2012	4,152
7,467	6.500%, 11/1/2012	8,005
9,659	6.500%, 8/1/2013	10,387
29,615	6.000%, 2/1/2014	31,669
68,422	5.500%, 4/1/2014	72,750
32,429	6.000%, 4/1/2014	34,657
24,584	6.000%, 4/1/2014	26,289
30,424	6.500%, 6/1/2014	32,696
20,766	7.500%, 9/1/2014	22,593
757,966	5.500%, 12/1/2017	806,857
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
18,514	6.500%, 4/1/2024	20,036
33,334	9.000%, 11/1/2024	38,463
1,918	9.000%, 4/1/2025	2,211
2,993	7.000%, 9/1/2025	3,339
3,186	8.500%, 9/1/2025	3,662
3,303	8.000%, 1/1/2026	3,788
2,191	6.500%, 5/1/2026	2,371
1,494	7.000%, 5/1/2026	1,666
15,080	6.000%, 7/1/2026	16,149
1,281	7.500%, 7/1/2026	1,442
634	7.500%, 8/1/2026	714
3,132	8.000%, 11/1/2026	3,595
2,955	7.500%, 1/1/2027	3,327
6,280	6.500%, 2/1/2027	6,797
8,551	7.000%, 2/1/2027	9,462
18,761	8.000%, 3/1/2027	21,534
5,710	7.500%, 4/1/2027	6,431
2,019	7.000%, 5/1/2027	2,234
15,254	8.000%, 6/1/2027	17,514
5,673	8.500%, 7/1/2027	6,531
6,239	7.000%, 9/1/2027	6,903
10,549	8.000%, 10/1/2027	12,112
8,680	7.500%, 11/1/2027	9,777
3,345	7.500%, 12/1/2027	3,768
36,729	6.500%, 6/1/2028	39,759
20,549	7.000%, 10/1/2028	22,715
61,778	6.500%, 11/1/2028	66,875
56,407	6.000%, 3/1/2029	60,461
26,798	6.500%, 4/1/2029	29,009
53,664	6.000%, 5/1/2029	57,521
57,959	7.000%, 5/1/2029	64,035
20,734	6.500%, 7/1/2029	22,444
19,255	6.500%, 8/1/2029	20,844
9,731	7.000%, 9/1/2029	10,751
13,157	7.000%, 10/1/2029	14,536
8,731	7.500%, 11/1/2029	9,820
9,019	7.000%, 1/1/2030	9,960
23,299	7.500%, 1/1/2030	26,183
8,059	8.000%, 8/1/2030	9,234
41,957	6.000%, 3/1/2031	44,959
139,580	6.000%, 6/1/2031	149,569
119,767	6.000%, 1/1/2032	128,338
6,500,000	5.000%, 1/1/2040[h]	6,664,528
3,050,000	6.000%, 1/1/2040[h]	3,233,952
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
336	9.000%, 4/1/2010	345
603	6.000%, 2/1/2011	644
1,897	8.000%, 5/1/2011	2,000
2,851	7.000%, 6/1/2011	2,971
853	6.500%, 7/1/2011	896
720	7.500%, 7/1/2011	736
11,427	6.500%, 5/1/2012	12,263
2,744	6.500%, 7/1/2012	2,945
15,115	7.000%, 10/1/2012	15,984
9,129	6.500%, 6/1/2013	9,828
28,618	6.000%, 11/1/2013	30,706
59,355	5.500%, 12/1/2013	63,276
27,893	6.000%, 12/1/2013	29,853
10,018	7.500%, 4/1/2015	10,961
4,000,000	5.000%, 1/1/2025[h]	4,180,000
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
5,522	10.500%, 8/1/2020	6,225
5,724	9.500%, 4/1/2025	6,639
1,052	7.500%, 9/1/2025	1,185
3,424	8.500%, 11/1/2025	3,941
1,249	7.000%, 1/1/2026	1,388
8,283	6.500%, 2/1/2026	8,956
3,790	7.000%, 3/1/2026	4,213
5,783	6.500%, 4/1/2026	6,253
1,553	8.500%, 5/1/2026	1,788
2,360	7.500%, 7/1/2026	2,660
14,644	7.500%, 8/1/2026	16,505
1,869	8.000%, 8/1/2026	2,144
6,333	7.000%, 11/1/2026	7,039
2,642	8.000%, 11/1/2026	3,031
643	7.500%, 12/1/2026	724
1,754	7.500%, 2/1/2027	1,976
5,131	7.000%, 3/1/2027	5,703
5,874	7.500%, 5/1/2027	6,623
8,904	6.500%, 7/1/2027	9,627
9,947	7.000%, 7/1/2027	11,032
1,237	7.500%, 8/1/2027	1,395
33,369	8.000%, 9/1/2027	38,304
11,620	7.000%, 10/1/2027	12,887
37,067	7.500%, 12/1/2027	41,795
6,671	8.000%, 12/1/2027	7,657
15,436	6.500%, 2/1/2028	16,691
6,262	7.000%, 2/1/2028	6,945
91,094	6.500%, 7/1/2028	98,724
31,493	7.000%, 8/1/2028	34,920
16,541	6.500%, 11/1/2028	17,927
41,516	6.500%, 11/1/2028	44,993
2,206	7.000%, 11/1/2028	2,445
74,879	6.000%, 12/1/2028	80,261
30,772	7.000%, 12/1/2028	34,120
36,084	6.000%, 3/1/2029	38,655

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (34.8%)	Value
Mortgage-Backed Securities (11.5%) - continued
$37,843	6.500%, 6/1/2029	$40,977
58,932	6.000%, 7/1/2029	63,131
2,104	6.500%, 7/1/2029	2,278
55,002	7.500%, 8/1/2029	62,054
45,616	6.000%, 11/1/2029	48,867
20,865	7.000%, 11/1/2029	23,112
28,737	7.000%, 11/1/2029	31,833
17,982	8.500%, 4/1/2030	20,735
8,725	7.500%, 8/1/2030	9,846
96,895	6.500%, 7/1/2031	104,768
42,744	6.500%, 10/1/2031	46,217
51,134	6.500%, 12/1/2031	55,288
63,686	6.500%, 5/1/2032	68,821
349,477	6.500%, 7/1/2032	377,654
12,700,000	5.500%, 1/1/2040[h]	13,293,331
	Government National Mortgage Association 15-Yr. Pass Through
2,655	6.000%, 4/15/2011	2,838
982	6.500%, 6/15/2011	1,046
4,364	7.000%, 4/15/2012	4,644
53,744	6.000%, 7/15/2014	57,606
	Government National Mortgage Association 30-Yr. Pass Through
3,969	9.500%, 12/15/2024	4,604
6,497	9.500%, 1/15/2025	7,550
2,775	7.500%, 8/15/2025	3,121
10,928	7.000%, 1/15/2026	12,134
16,828	7.000%, 1/15/2026	18,685
11,396	7.000%, 4/15/2026	12,654
17,053	6.000%, 5/15/2026	18,178
6,180	7.000%, 5/15/2026	6,863
3,658	7.500%, 5/15/2026	4,113
19,278	7.000%, 6/15/2026	21,406
7,089	8.500%, 6/15/2026	8,191
2,576	8.500%, 7/15/2026	2,976
15,904	8.000%, 9/15/2026	18,245
3,911	7.500%, 10/15/2026	4,397
2,550	8.000%, 11/15/2026	2,925
2,847	8.500%, 11/15/2026	3,289
2,713	9.000%, 12/15/2026	3,133
24,185	7.500%, 4/15/2027	27,209
6,216	8.000%, 6/20/2027	7,111
1,245	8.000%, 8/15/2027	1,429
73,657	6.500%, 10/15/2027	79,369
22,905	7.000%, 10/15/2027	25,448
1,259	7.000%, 11/15/2027	1,399
23,863	7.000%, 11/15/2027	26,513
88,490	7.000%, 7/15/2028	98,456
16,838	7.500%, 7/15/2028	18,954
46,585	6.500%, 9/15/2028	50,325
76,094	6.000%, 12/15/2028	81,290
41,216	6.500%, 1/15/2029	44,525
198,676	6.500%, 3/15/2029	214,626
33,163	6.500%, 4/15/2029	35,825
19,378	7.000%, 4/15/2029	21,570
117,093	6.000%, 6/15/2029	125,088
50,416	7.000%, 6/15/2029	56,119
23,636	8.000%, 5/15/2030	27,184
39,358	7.000%, 9/15/2031	43,835
58,338	6.500%, 2/15/2032	62,839

	Total Mortgage-Backed Securities	32,421,059

Technology (0.2%)
	International Business Machines Corporation
500,000	7.500%, 6/15/2013	579,428

	Total Technology	579,428

Transportation (0.1%)
	Union Pacific Corporation
250,000	6.500%, 4/15/2012	273,015

	Total Transportation	273,015

U.S. Government and Agencies (10.5%)
	Federal Home Loan Mortgage Corporation
2,800,000	5.125%, 11/17/2017[b]	3,048,461
	Federal National Mortgage Association
500,000	2.875%, 12/11/2013	510,011
1,500,000	5.625%, 4/17/2028	1,546,562
	Resolution Funding Corporation
1,000,000	8.625%, 1/15/2021	1,297,071
	Tennessee Valley Authority
150,000	5.250%, 9/15/2039	148,628
	U.S. Treasury Bonds
1,400,000	7.250%, 5/15/2016	1,733,047
500,000	6.875%, 8/15/2025	634,609
	U.S. Treasury Notes
2,000,000	1.125%, 12/15/2012	1,967,960
4,500,000	2.875%, 1/31/2013	4,659,260
1,750,000	2.000%, 11/30/2013	1,740,704
5,500,000	2.250%, 5/31/2014	5,462,616
1,000,000	4.250%, 8/15/2014	1,078,828
1,000,000	2.625%, 2/29/2016	972,812
2,850,000	2.750%, 2/15/2019	2,623,781
750,000	3.125%, 5/15/2019	710,273
1,500,000	3.625%, 8/15/2019	1,474,688

	Total U.S. Government and Agencies	29,609,311

U.S. Municipals (<0.1%)
	Chicago Metropolitan Water Reclamation District General Obligation Bonds (Build America Bonds)
150,000	5.720%, 12/1/2038	149,841

	Total U.S. Municipals	149,841

Utilities (0.6%)
	Commonwealth Edison Company
225,000	5.900%, 3/15/2036	223,759
	Oncor Electric Delivery Company
425,000	6.375%, 1/15/2015	463,606
	ONEOK Partners, LP
225,000	6.650%, 10/1/2036	229,483
	Progress Energy, Inc.
300,000	7.000%, 10/30/2031	326,901

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (34.8%)	Value
Utilities (0.6%) - continued
	Southern California Edison Company
$225,000	5.000%, 1/15/2014	$242,445
	Xcel Energy, Inc.
225,000	6.500%, 7/1/2036	237,022

	Total Utilities	1,723,216

	Total Long-Term Fixed Income (cost $104,391,988)	97,948,833

Shares	Collateral Held for Securities Loaned (1.6%)
4,467,865	Thrivent Financial Securities Lending Trust	4,467,865

	Total Collateral Held for Securities Loaned (cost $4,467,865)	4,467,865

Principal Amount	Short-Term Investments (8.3%)[i]
	Federal Home Loan Bank Discount Notes
6,000,000	0.030%, 1/15/2010	5,999,930
800,000	0.200%, 3/17/2010[j]	799,672
	Federal Home Loan Mortgage Corporation Discount Notes
500,000	0.020%, 2/4/2010	499,991
5,000,000	0.060%, 2/8/2010	4,999,683
	Federal National Mortgage Association Discount Notes
11,000,000	0.050%, 2/16/2010	10,999,297

	Total Short-Term Investments (at amortized cost)	23,298,573

	Total Investments (cost $306,918,473) 111.2%	$312,671,835

	Other Assets and Liabilities, Net (11.2%)	(31,513,638)

	Total Net Assets 100.0%	$281,158,197

a	Non-income producing security.
b	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
c	All or a portion of the security is insured or guaranteed.
d	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
e	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Balanced Portfolio owned as of December 31, 2009.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$2,500,000
Commercial Mortgage Pass- Through Certificates	10/18/2006	2,000,000
Preferred Term Securities XXIII, Ltd.	9/14/2006	1,193,842
Wachovia Asset Securitization, Inc.	3/16/2007	1,279,034
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2009, the value of these investments was $3,730,601 or 1.3% of total net assets.
g	Defaulted security. Interest is not being accrued.
h	Denotes investments purchased on a when-issued or delayed delivery basis.
i	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
j	At December 31, 2009, $799,672 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$54,375,351
Gross unrealized depreciation	(55,891,840)

Net unrealized appreciation (depreciation)	$(1,516,489)
Cost for federal income tax purposes	$314,188,324

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Balanced Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Common Stock
Consumer Discretionary	18,071,601	18,071,601	—	—
Consumer Staples	21,190,554	21,190,554	—	—
Energy	21,519,321	21,519,321	—	—
Financials	26,896,827	26,896,827	—	—
Health Care	23,583,931	23,583,931	—	—
Industrials	19,042,306	19,042,306	—	—
Information Technology	37,101,123	37,101,123	—	—
Materials	6,750,634	6,750,634	—	—
Telecommunications Services	5,904,391	5,904,391	—	—
Utilities	6,895,876	6,895,876	—	—
Long-Term Fixed Income
Asset-Backed Securities	4,281,550	—	3,652,598	628,952
Capital Goods	571,983	—	571,983	—
Collateralized Mortgage Obligations	1,447,248	—	1,447,248	—
Commercial Mortgage-Backed
Securities	9,670,703	—	9,670,703	—
Communications Services	1,836,381	—	1,836,381	—
Consumer Cyclical	1,097,516	—	1,097,516	—
Consumer Non-Cyclical	1,844,114	—	1,844,114	—
Energy	1,088,899	—	1,088,899	—
Financials	8,111,076	—	7,573,847	537,229
Foreign	3,243,493	—	3,243,493	—
Mortgage-Backed Securities	32,421,059	—	32,421,059	—
Technology	579,428	—	579,428	—
Transportation	273,015	—	273,015	—
U.S. Government and Agencies	29,609,311	—	29,609,311	—
U.S. Municipals	149,841	—	149,841	—
Utilities	1,723,216	—	1,723,216	—
Collateral Held for Securities Loaned	4,467,865	4,467,865	—	—
Short-Term Investments	23,298,573	—	23,298,573	—

Total	$312,671,835	$191,424,429	$120,081,225	$1,166,181

Other Financial Instruments*	$16,850	$16,850	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Balanced Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers in and/or (Out of) Level 3	Value December 31, 2009
Long-Term Fixed Income
Asset-Backed Securities	—	—	—	144,435	—	484,517	628,952
Financials	510,175	—	—	52,269	(25,215)	—	537,229

Total	$510,175	$—	$—	$196,704	($25,215)	$484,517	$1,166,181

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
S&P 500 Index Futures	5	March 2010	$1,371,525	$1,388,375	$16,850
Total Futures Contracts					$16,850

The accompanying Notes to Financial Statements are an integral part of this schedule.

Balanced Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2009, for Balanced Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	$16,850
Total Equity Contracts		16,850

Total Asset Derivatives		$16,850

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Balanced Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Futures	Net realized gains/(losses) on Futures contracts	633,443
Total Equity Contracts		633,443

Total		$633,443

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Balanced Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(27,070)
Total Equity Contracts		(27,070)

Total		($27,070)

The	following table presents Balanced Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)
Equity Contracts	$4,804,681	1.8%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Balanced Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$12,047,152	$42,618,957	$54,666,109	—	$—	$20,111
Thrivent Financial
Securities Lending Trust	16,513,429	54,116,277	66,161,841	4,467,865	4,467,865	142,878
Total Value and Income Earned	28,560,581				4,467,865	162,989

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Bank Loans (3.2%)[a]	Value
Basic Materials (0.7%)
	Lyondell Chemical Company, Debtor in Possession Facility Term Loan
$ 1,200,401	9.168%, 4/6/2010[b,c]	$1,248,669
	Lyondell Chemical Company, Dutch Revolving Credit Loan
53,993	3.731%, 12/20/2013	39,743
	Lyondell Chemical Company, Dutch Tranche A Term Loan
122,216	3.731%, 12/20/2013	89,960
	Lyondell Chemical Company, German Tranche B-1 Euro Term Loan
155,009	3.981%, 12/22/2014	114,097
	Lyondell Chemical Company, German Tranche B-2 Euro Term Loan
155,009	3.981%, 12/22/2014	114,098
	Lyondell Chemical Company, German Tranche B-3 Euro Term Loan
155,009	3.981%, 12/22/2014	114,097
	Lyondell Chemical Company, Primary U.S. Revolving Credit Loan
202,474	3.731%, 12/20/2013	149,035
	Lyondell Chemical Company, Roll-Up Term Loan Facility
1,198,035	5.794%, 4/6/2010	1,238,469
	Lyondell Chemical Company, U.S. Tranche A Term Loan
385,770	3.731%, 12/20/2013	283,954
	Lyondell Chemical Company, U.S. Tranche B-1 Term Loan
672,628	7.000%, 12/22/2014	495,101
	Lyondell Chemical Company, U.S. Tranche B-2 Term Loan
672,628	7.000%, 12/22/2014	495,101
	Lyondell Chemical Company, U.S. Tranche B-3 Term Loan
672,628	7.000%, 12/22/2014	495,101

	Total Basic Materials	4,877,425

Consumer Cyclical (1.4%)
	Ford Motor Company, Term Loan
9,859,842	3.287%, 12/15/2013	9,083,379
	Rite Aid Corporation, Term Loan
1,360,000	9.500%, 6/5/2015	1,403,357

	Total Consumer Cyclical	10,486,736

Financials (0.3%)
	Nuveen Investments, Inc., Term Loan
2,240,000	12.500%, 7/31/2015	2,302,720

	Total Financials	2,302,720

Transportation (0.2%)
	Delta Air Lines, Inc., Term Loan
1,596,000	8.750%, 9/27/2013	1,591,675

	Total Transportation	1,591,675

Utilities (0.6%)
	Energy Future Holdings, Term Loan
$5,906,414	3.735%, 10/10/2014	4,782,364

	Total Utilities	4,782,364

	Total Bank Loans (cost $24,036,429)	24,040,920

	Long-Term Fixed Income (91.3%)
Asset-Backed Securities (0.5%)
	Countrywide Asset-Backed Certificates
1,310,022	0.341%, 1/25/2010[d,e]	1,071,555
	Renaissance Home Equity Loan Trust
2,722,012	5.746%, 5/25/2036	2,061,347
1,800,000	6.011%, 5/25/2036	1,009,110

	Total Asset-Backed Securities	4,142,012

Basic Materials (7.8%)
	Arch Western Finance, LLC
3,535,000	6.750%, 7/1/2013	3,508,487
	Cascades, Inc.
1,000,000	7.750%, 12/15/2017[f]	1,010,000
1,760,000	7.875%, 1/15/2020[f]	1,786,400
	Cellu Tissue Holdings, Inc.
1,550,000	11.500%, 6/1/2014	1,720,500
	Domtar Corporation
3,590,000	7.125%, 8/15/2015	3,607,950
1,630,000	10.750%, 6/1/2017	1,915,250
	Drummond Company, Inc.
800,000	9.000%, 10/15/2014[f]	839,000
4,225,000	7.375%, 2/15/2016[f]	4,129,937
	FMG Finance, Pty., Ltd.
5,235,000	10.625%, 9/1/2016[f]	5,791,219
	Graphic Packaging International, Inc.
4,660,000	9.500%, 8/15/2013	4,811,450
800,000	9.500%, 6/15/2017	848,000
	Griffin Coal Mining Company, Pty., Ltd.
1,525,000	9.500%, 12/1/2016[f,g]	901,656
	Huntsman International, LLC
1,330,000	5.500%, 6/30/2016[f]	1,180,375
	Jefferson Smurfit Corporation
1,520,000	8.250%, 10/1/2012[h,i]	1,337,600
	NewPage Corporation
2,430,000	10.000%, 5/1/2012	1,737,450
2,100,000	11.375%, 12/31/2014[f]	2,121,000
	NOVA Chemicals Corporation
800,000	8.625%, 11/1/2019[f]	814,000
	Rock-Tenn Company
1,600,000	9.250%, 3/15/2016[f]	1,738,000
850,000	9.250%, 3/15/2016	923,313
	Ryerson, Inc.
2,300,000	12.000%, 11/1/2015	2,403,500
	Smurfit-Stone Container Enterprises, Inc.
2,160,000	8.000%, 3/15/2017[h,i]	1,903,500
	Solutia, Inc.
580,000	8.750%, 11/1/2017	603,925

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (91.3%)	Value
Basic Materials (7.8%) - continued
	Southern Copper Corporation
$ 1,970,000	7.500%, 7/27/2035	$1,951,951
	Steel Dynamics, Inc.
4,920,000	8.250%, 4/15/2016	5,122,950
	Teck Resources, Ltd.
2,560,000	10.250%, 5/15/2016	2,982,400
2,440,000	10.750%, 5/15/2019	2,915,800

	Total Basic Materials	58,605,613

Capital Goods (8.3%)
	Associated Materials, LLC
1,560,000	9.875%, 11/15/2016[f]	1,645,800
	Berry Plastics Escrow Corporation
2,550,000	8.875%, 9/15/2014[f]	2,479,875
	Berry Plastics Holding Corporation
1,800,000	8.875%, 9/15/2014	1,750,500
	Case New Holland, Inc.
2,900,000	7.125%, 3/1/2014	2,943,500
	DRS Technologies, Inc.
3,400,000	6.625%, 2/1/2016	3,257,914
	General Cable Corporation, Convertible
2,257,000	4.500%, 11/15/2019[j]	2,321,889
	Goodman Global Group, Inc.
3,740,000	Zero Coupon, 12/15/2014[f]	2,122,450
	Graham Packaging Company, LP/GPC Capital Corporation I
3,515,000	9.875%, 10/15/2014	3,585,300
2,550,000	8.250%, 1/1/2017[f]	2,518,125
	L-3 Communications Corporation
4,500,000	6.125%, 1/15/2014	4,528,125
	Leucadia National Corporation
6,100,000	7.125%, 3/15/2017	5,764,500
	Norcraft Companies, LP/Norcraft Finance Corporation
1,520,000	10.500%, 12/15/2015[f]	1,558,000
	Owens-Illinois, Inc.
3,470,000	7.800%, 5/15/2018	3,496,025
	Plastipak Holdings, Inc.
2,995,000	8.500%, 12/15/2015[f]	3,073,619
500,000	10.625%, 8/15/2019[f]	551,250
	RBS Global, Inc./Rexnord Corporation
3,125,000	9.500%, 8/1/2014	3,132,813
1,280,000	11.750%, 8/1/2016	1,267,200
	Reynolds Group DL Escrow, Inc.
1,200,000	7.750%, 10/15/2016[f]	1,227,000
	RSC Equipment Rental, Inc.
2,800,000	9.500%, 12/1/2014	2,803,500
	SPX Corporation
3,520,000	7.625%, 12/15/2014	3,625,600
	TransDigm, Inc.
6,085,000	7.750%, 7/15/2014	6,161,062
	United Rentals North America, Inc.
2,540,000	10.875%, 6/15/2016	2,762,250

	Total Capital Goods	62,576,297

Commercial Mortgage-Backed Securities (0.4%)
	Greenwich Capital Commercial Funding Corporation
4,000,000	5.867%, 12/10/2049	3,069,936

	Total Commercial Mortgage- Backed Securities	3,069,936

Communications Services (17.5%)
	Cequel Communications Holdings I, LLC
7,660,000	8.625%, 11/15/2017[f]	7,736,600
	Charter Communications Operating, LLC
2,880,000	8.375%, 4/30/2014[f,i]	2,959,200
	Clear Channel Worldwide Holdings, Inc.
2,620,000	9.250%, 12/15/2017[f]	2,698,600
	Cricket Communications, Inc.
3,870,000	9.375%, 11/1/2014[h]	3,889,350
	Crown Castle International Corporation
3,360,000	9.000%, 1/15/2015	3,578,400
	CSC Holdings, Inc.
2,870,000	8.500%, 4/15/2014[f]	3,056,550
3,450,000	8.500%, 6/15/2015[f]	3,674,250
1,150,000	8.625%, 2/15/2019[f]	1,237,687
	Dex Media West, LLC/Dex Media West Finance Company
1,310,000	9.875%, 8/15/2013[i]	412,650
	DISH DBS Corporation
4,220,000	7.125%, 2/1/2016	4,309,675
	Frontier Communications Corporation
3,050,000	8.125%, 10/1/2018	3,088,125
	GCI, Inc.
4,590,000	8.625%, 11/15/2019[f]	4,630,163
	Intelsat Intermediate Holding Company, Ltd.
6,170,000	Zero Coupon, 2/1/2010[j]	6,339,675
	Intelsat Jackson Holdings, Ltd.
2,380,000	8.500%, 11/1/2019[f]	2,451,400
	Intelsat Subsidiary Holding Company, Ltd.
7,740,000	8.875%, 1/15/2015	8,010,900
300,000	8.875%, 1/15/2015[f]	309,000
	Level 3 Communications, Inc., Convertible
1,000,000	5.250%, 12/15/2011	948,750
1,500,000	3.500%, 6/15/2012	1,312,500
	Level 3 Financing, Inc.
4,890,000	9.250%, 11/1/2014	4,621,050
	MetroPCS Wireless, Inc.
1,150,000	9.250%, 11/1/2014	1,164,375
4,550,000	9.250%, 11/1/2014[h]	4,606,875
	Nextel Communications, Inc.
2,630,000	6.875%, 10/31/2013	2,551,100
	Nielsen Finance, LLC/Nielsen Finance Company
2,450,000	10.000%, 8/1/2014	2,554,125
1,500,000	11.500%, 5/1/2016	1,676,250
	PAETEC Holding Corporation
1,550,000	9.500%, 7/15/2015	1,491,875
3,090,000	8.875%, 6/30/2017	3,128,625

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (91.3%)	Value
Communications Services (17.5%) - continued
	Quebecor Media, Inc.
$ 3,430,000	7.750%, 3/15/2016	$3,421,425
	Qwest Communications International, Inc.
1,270,000	7.500%, 2/15/2014	1,274,763
	Qwest Corporation
1,450,000	7.625%, 6/15/2015	1,500,750
600,000	8.375%, 5/1/2016	643,500
	R.H. Donnelley Corporation
4,605,000	6.875%, 1/15/2013[i]	431,719
	Sprint Capital Corporation
2,830,000	8.375%, 3/15/2012	2,929,050
	Sprint Nextel Corporation
3,540,000	8.375%, 8/15/2017	3,610,800
	Time Warner Telecom Holdings, Inc.
5,890,000	9.250%, 2/15/2014	6,074,063
	UPC Germany GmbH
825,000	8.125%, 12/1/2017[f]	834,281
	UPC Holding BV
3,700,000	9.875%, 4/15/2018[f]	3,903,500
	Videotron Ltee
5,060,000	6.875%, 1/15/2014	5,085,300
1,430,000	9.125%, 4/15/2018[f]	1,573,000
860,000	9.125%, 4/15/2018	946,000
	Virgin Media Finance plc
492,000	8.750%, 4/15/2014	507,990
5,330,000	9.125%, 8/15/2016	5,616,487
1,790,000	8.375%, 10/15/2019	1,841,462
	Wind Acquisition Finance SA
4,180,000	11.750%, 7/15/2017[f]	4,566,650
	Wind Acquisition Holdings Finance SPA
1,750,000	12.250%, 7/15/2017[f]	1,723,750
	Windstream Corporation
1,270,000	8.625%, 8/1/2016	1,292,225
2,100,000	7.000%, 3/15/2019	1,963,500

	Total Communications Services	132,177,965

Consumer Cyclical (20.4%)
	AMC Entertainment, Inc.
5,060,000	8.750%, 6/1/2019	5,161,200
	American Axle & Manufacturing Holdings, Inc.
690,000	9.250%, 1/15/2017[f]	700,350
	American Axle & Manufacturing, Inc.
2,050,000	5.250%, 2/11/2014	1,778,375
	Beazer Homes USA, Inc.
1,205,000	8.625%, 5/15/2011[h]	1,174,875
2,060,000	6.875%, 7/15/2015	1,555,300
	Blockbuster, Inc.
3,390,000	11.750%, 10/1/2014[f,h]	3,220,500
	Bon-Ton Stores, Inc.
2,980,000	10.250%, 3/15/2014	2,749,050
	Burlington Coat Factory Warehouse Corporation
4,150,000	11.125%, 4/15/2014	4,284,875
	Circus & Eldorado Joint Venture/Silver Legacy Capital Corporation
5,410,000	10.125%, 3/1/2012	4,787,850
	Dollarama Group, LP
1,970,000	7.206%, 6/15/2010[e]	2,265,500
	FireKeepers Development Authority
5,600,000	13.875%, 5/1/2015[f]	6,356,000
	Ford Motor Company, Convertible
2,010,000	4.250%, 11/15/2016	2,520,038
	Ford Motor Credit Company, LLC
10,330,000	8.000%, 6/1/2014	10,606,720
	Gaylord Entertainment Company
6,460,000	6.750%, 11/15/2014[h]	6,007,800
	Gaylord Entertainment Company, Convertible
1,070,000	3.750%, 10/1/2014[f]	1,090,063
	Goodyear Tire & Rubber Company
1,020,000	10.500%, 5/15/2016	1,127,100
	Group 1 Automotive, Inc.
4,660,000	8.250%, 8/15/2013	4,636,700
	Hanesbrands, Inc.
2,460,000	3.831%, 6/15/2010[e]	2,327,775
850,000	8.000%, 12/15/2016	865,938
	Harrah’s Operating Company, Inc.
3,540,000	11.250%, 6/1/2017[f,h]	3,703,725
	Host Hotels and Resorts, LP, Convertible
800,000	2.500%, 10/15/2029[f]	855,000
	KB Home
3,460,000	6.250%, 6/15/2015	3,226,450
	Limited Brands, Inc.
2,700,000	6.900%, 7/15/2017	2,696,625
	Macy’s Retail Holdings, Inc.
3,450,000	8.875%, 7/15/2015	3,803,625
	MGM MIRAGE
2,550,000	7.500%, 6/1/2016[h]	1,989,000
2,000,000	11.125%, 11/15/2017[f]	2,215,000
1,550,000	11.375%, 3/1/2018[f]	1,387,250
	Mohegan Tribal Gaming Authority
5,090,000	11.500%, 11/1/2017[f]	5,191,800
	NCL Corporation, Ltd.
4,090,000	11.750%, 11/15/2016[f]	4,038,875
	Neiman Marcus Group, Inc.
1,030,000	10.375%, 10/15/2015[h]	1,009,400
	Norcraft Holdings, LP/Norcraft Capital Corporation
753,000	9.750%, 9/1/2012	722,880
	Peninsula Gaming, LLC
2,570,000	8.375%, 8/15/2015[f]	2,563,575
2,810,000	10.750%, 8/15/2017[f]	2,824,050
	Perry Ellis International, Inc.
2,800,000	8.875%, 9/15/2013	2,786,000
	Pinnacle Entertainment, Inc.
3,060,000	7.500%, 6/15/2015	2,815,200
	Pokagon Gaming Authority
3,443,000	10.375%, 6/15/2014[f]	3,580,720
	Rite Aid Corporation
1,900,000	7.500%, 3/1/2017	1,786,000

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (91.3%)	Value
Consumer Cyclical (20.4%) - continued
$ 1,530,000	9.500%, 6/15/2017	$1,331,100
	Seminole Hard Rock Entertainment
2,870,000	2.754%, 3/15/2010[e,f]	2,364,162
	Service Corporation International
2,100,000	6.750%, 4/1/2015	2,058,000
	Shingle Springs Tribal Gaming Authority
6,730,000	9.375%, 6/15/2015[f]	5,114,800
	Speedway Motorsports, Inc.
3,130,000	8.750%, 6/1/2016	3,302,150
	Starwood Hotels & Resorts Worldwide, Inc.
2,400,000	7.875%, 10/15/2014	2,565,000
	Toys R Us Property Company I, LLC
3,100,000	10.750%, 7/15/2017[f]	3,394,500
	TRW Automotive, Inc.
1,870,000	7.000%, 3/15/2014[f]	1,832,600
2,050,000	8.875%, 12/1/2017[f]	2,132,000
	Tunica-Biloxi Gaming Authority
5,510,000	9.000%, 11/15/2015[k]	4,965,887
	Turning Stone Resort Casino Enterprise
3,040,000	9.125%, 9/15/2014[f]	2,971,600
	Universal City Development Partners, Ltd.
1,730,000	8.875%, 11/15/2015[f]	1,693,237
2,540,000	10.875%, 11/15/2016[f]	2,546,350
	West Corporation
2,050,000	9.500%, 10/15/2014	2,080,750
	WMG Acquisition Corporation
2,600,000	9.500%, 6/15/2016[f]	2,785,250
	Wyndham Worldwide Corporation
3,100,000	6.000%, 12/1/2016	2,887,941

	Total Consumer Cyclical	154,436,511

Consumer Non-Cyclical (12.4%)
	Apria Healthcare Group, Inc.
2,590,000	12.375%, 11/1/2014[f]	2,849,000
	Biomet, Inc.
2,090,000	10.375%, 10/15/2017	2,267,650
1,810,000	11.625%, 10/15/2017	2,000,050
	Community Health Systems, Inc.
4,680,000	8.875%, 7/15/2015[h]	4,843,800
	DJO Finance, LLC/DJO Finance Corporation
3,895,000	10.875%, 11/15/2014	4,109,225
	HCA, Inc.
8,350,000	6.750%, 7/15/2013[h]	8,224,750
3,124,000	9.625%, 11/15/2016	3,381,730
2,710,000	8.500%, 4/15/2019[f]	2,920,025
	Ingles Markets, Inc.
1,600,000	8.875%, 5/15/2017	1,664,000
	Jarden Corporation
3,730,000	7.500%, 5/1/2017	3,720,675
	JBS USA, LLC/JBS USA Finance, Inc.
3,150,000	11.625%, 5/1/2014[f]	3,567,375
	JohnsonDiversey, Inc.
1,500,000	8.250%, 11/15/2019[f]	1,518,750
2,500,000	10.500%, 5/15/2020[f]	2,512,500
	M-Foods Holdings, Inc.
3,600,000	9.750%, 10/1/2013[f]	3,739,500
	Michael Foods, Inc.
3,240,000	8.000%, 11/15/2013	3,316,950
	Omnicare, Inc.
3,790,000	6.875%, 12/15/2015	3,685,775
	Pinnacle Foods Finance, LLC
3,720,000	9.250%, 4/1/2015[h]	3,775,800
	Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corporation
800,000	9.250%, 4/1/2015[f]	812,000
	Revlon Consumer Products Corporation
3,060,000	9.750%, 11/15/2015[f]	3,159,450
	Select Medical Corporation
1,700,000	6.428%, 3/15/2010[e]	1,572,500
3,445,000	7.625%, 2/1/2015	3,341,650
	Smithfield Foods, Inc.
950,000	10.000%, 7/15/2014[f]	1,030,750
	Stater Brothers Holdings, Inc.
2,150,000	8.125%, 6/15/2012	2,171,500
	Sun Healthcare Group, Inc.
2,910,000	9.125%, 4/15/2015	2,990,025
	Surgical Care Affiliates, Inc.
3,961,912	8.875%, 7/15/2015[f]	3,605,340
	Tenet Healthcare Corporation
1,700,000	7.375%, 2/1/2013	1,704,250
1,530,000	10.000%, 5/1/2018[f]	1,713,600
	U.S. Oncology, Inc.
2,090,000	10.750%, 8/15/2014	2,194,500
3,910,000	9.125%, 8/15/2017	4,105,500
	Valeant Pharmaceuticals International
1,630,000	8.375%, 6/15/2016[f]	1,678,900
	Visant Holding Corporation
4,185,000	10.250%, 12/1/2013	4,321,012
	Viskase Companies, Inc.
1,340,000	9.875%, 1/15/2018[f]	1,350,050

	Total Consumer Non-Cyclical	93,848,582

Energy (8.1%)
	Chesapeake Energy Corporation
1,790,000	7.500%, 9/15/2013	1,821,325
3,060,000	6.250%, 1/15/2018	2,937,600
	Compagnie Generale de Geophysique-Veritas
1,600,000	7.500%, 5/15/2015	1,588,000
1,280,000	9.500%, 5/15/2016[f]	1,369,600
	Connacher Oil and Gas, Ltd.
1,220,000	11.750%, 7/15/2014[f]	1,348,100
3,440,000	10.250%, 12/15/2015[f]	3,147,600
	Denbury Resources, Inc.
3,035,000	7.500%, 12/15/2015	3,027,413
1,720,000	9.750%, 3/1/2016	1,836,100
	Ferrellgas Partners, LP
2,960,000	6.750%, 5/1/2014	2,915,600
	Forest Oil Corporation
4,130,000	7.250%, 6/15/2019	4,078,375
	Helix Energy Solutions Group, Inc.
2,930,000	9.500%, 1/15/2016[f]	3,003,250

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (91.3%)	Value
Energy (8.1%) - continued
	Mariner Energy, Inc.
$ 2,580,000	11.750%, 6/30/2016	$2,876,700
	McJunkin Red Man Corporation
4,070,000	9.500%, 12/15/2016[f]	3,978,425
	Newfield Exploration Company
3,900,000	6.625%, 4/15/2016	3,909,750
	Penn Virginia Corporation
1,090,000	10.375%, 6/15/2016	1,188,100
	PetroHawk Energy Corporation
3,190,000	9.125%, 7/15/2013	3,333,550
850,000	10.500%, 8/1/2014	928,625
	Pioneer Natural Resources Company
3,080,000	7.500%, 1/15/2020	3,081,398
	Plains Exploration & Production Company
1,670,000	7.750%, 6/15/2015	1,699,225
4,025,000	10.000%, 3/1/2016	4,407,375
	SandRidge Energy, Inc.
3,150,000	9.875%, 5/15/2016[f]	3,315,375
2,030,000	8.750%, 1/15/2020[f]	2,030,000
	Southwestern Energy Company
2,950,000	7.500%, 2/1/2018	3,127,000

	Total Energy	60,948,486

Financials (2.8%)
	Bank of America Corporation
3,660,000	8.125%, 5/15/2018	3,523,628
	Deluxe Corporation
1,425,000	7.375%, 6/1/2015	1,373,344
	FTI Consulting, Inc.
2,050,000	7.625%, 6/15/2013	2,078,188
	General Motors Acceptance Corporation, LLC
2,820,000	5.375%, 6/6/2011[f]	2,714,250
6,512,000	6.875%, 9/15/2011[f]	6,414,320
1,960,000	7.500%, 12/31/2013[f]	1,891,400
	GGP, LP, Convertible
1,500,000	3.980%, 4/15/2027[f,g]	1,421,250
	Nuveen Investments, Inc.
1,520,000	10.500%, 11/15/2015	1,379,400

	Total Financials	20,795,780

Technology (3.5%)
	Advanced Micro Devices, Inc., Convertible
3,040,000	6.000%, 5/1/2015	2,736,000
	Amkor Technology, Inc.
2,380,000	7.750%, 5/15/2013	2,418,675
	First Data Corporation
4,170,000	9.875%, 9/24/2015	3,888,525
	Freescale Semiconductor, Inc.
3,600,000	8.875%, 12/15/2014[h]	3,303,000
	NXP BV/NXP Funding, LLC
1,280,000	10.000%, 7/15/2013[f]	1,315,200
2,050,000	7.875%, 10/15/2014	1,860,375
	Seagate Technology HDD Holdings
4,805,000	6.800%, 10/1/2016	4,648,837
	SunGard Data Systems, Inc.
1,730,000	9.125%, 8/15/2013	1,773,250
4,430,000	10.250%, 8/15/2015	4,717,950

	Total Technology	26,661,812

Transportation (3.3%)
	AMR Corporation, Convertible
1,870,000	6.250%, 10/15/2014	1,937,788
	Continental Airlines, Inc.
1,075,000	9.250%, 5/10/2017	1,093,813
	Delta Air Lines, Inc.
2,670,000	7.920%, 11/18/2010	2,683,350
1,570,000	9.500%, 9/15/2014[f]	1,630,837
	Hertz Corporation
1,825,000	8.875%, 1/1/2014	1,866,063
	Kansas City Southern de Mexico SA de CV
2,720,000	7.625%, 12/1/2013	2,679,200
1,130,000	7.375%, 6/1/2014	1,101,750
	Kansas City Southern Railway
580,000	13.000%, 12/15/2013	672,800
	Navios Maritime Holdings, Inc.
3,300,000	9.500%, 12/15/2014	3,283,500
1,330,000	8.875%, 11/1/2017[f]	1,381,537
	UAL Pass Through Trust
1,209,862	7.730%, 7/1/2010	1,209,862
	United Air Lines, Inc.
2,300,000	9.750%, 1/15/2017	2,346,000
	United Maritime Group, LLC/United Maritime Group Finance Corporation
2,030,000	11.750%, 6/15/2015[f]	2,035,075
	Windsor Petroleum Transport Corporation
1,292,606	7.840%, 1/15/2021[k]	1,187,035

	Total Transportation	25,108,610

Utilities (6.3%)
	AES Corporation
1,616,000	8.750%, 5/15/2013[f]	1,656,400
3,800,000	7.750%, 10/15/2015	3,857,000
3,800,000	8.000%, 10/15/2017	3,899,750
	Copano Energy, LLC
3,490,000	8.125%, 3/1/2016	3,524,900
	Dynegy Holdings, Inc.
2,125,000	8.375%, 5/1/2016[h]	2,018,750
	Edison Mission Energy
2,230,000	7.500%, 6/15/2013[h]	2,096,200
2,960,000	7.000%, 5/15/2017	2,338,400
2,810,000	7.200%, 5/15/2019[h]	2,128,575
	El Paso Corporation
2,280,000	6.875%, 6/15/2014	2,278,315
1,530,000	7.000%, 6/15/2017	1,517,442
	NRG Energy, Inc.
5,580,000	7.375%, 2/1/2016	5,586,975
	Regency Energy Partners, LP
3,350,000	8.375%, 12/15/2013	3,467,250
1,510,000	9.375%, 6/1/2016[f]	1,608,150
	Southern Star Central Corporation
2,503,000	6.750%, 3/1/2016	2,415,395
	Texas Competitive Electric Holdings Company, LLC
7,620,000	10.250%, 11/1/2015[h]	6,172,200

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (91.3%)	Value
Utilities (6.3%) - continued
	Williams Partners, LP/Williams Partners Finance Corporation
$ 3,280,000	7.250%, 2/1/2017	$3,313,430

	Total Utilities	47,879,132

	Total Long-Term Fixed Income (cost $673,048,147)	690,250,736

Shares	Preferred Stock (1.5%)
Financials (1.5%)
91,000	Bank of America Corporation, 8.625%	2,233,140
3,400	Bank of America Corporation, Convertible, 7.250%	2,988,600
21,200	Citigroup, Inc., Convertible, 7.500%[l]	2,212,008
1,381	GMAC, Inc., 7.000%[f,l]	910,252
3,000	Wells Fargo & Company, Convertible, 7.500%	2,754,000

	Total Financials	11,098,000

	Total Preferred Stock (cost $9,893,057)	11,098,000

	Common Stock (0.6%)
Consumer Discretionary (0.4%)
33,054	Lear Corporation[l]	2,235,773
12,250	Lear Corporation Warrants, $0.01, expires 11/9/2014[l]	774,200
121,520	TVMAX Holdings, Inc.[l,m]	0

	Total Consumer Discretionary	3,009,973

Materials (<0.1%)
30	Pliant Corporation[i,l,m]	0
80,000	ZSC Specialty Chemical plc, Preferred Stock Warrants, £0.01, expires 7/1/2010[k,l,m]	0
80,000	ZSC Specialty Chemical plc, Stock Warrants, £0.01, expires 7/1/2010[k,l,m]	0

	Total Materials	0

Telecommunications Services (<0.1%)
4,621	XO Holdings, Inc.[l]	2,726
9,243	XO Holdings, Inc., Class A Stock Warrants, $6.25, expires 1/16/2010[l]	5
6,932	XO Holdings, Inc., Class B Stock Warrants, $7.50, expires 1/16/2010[l]	69
6,932	XO Holdings, Inc., Class C Stock Warrants, $10.00, expires 1/16/2010[l]	1

	Total Telecommunications Services	2,801

Utilities (0.2%)
51,692	NRG Energy, Inc.[l]	1,220,448
12,652	Semgroup Corporation[l,m]	322,626
13,318	Semgroup Corporation Warrants, $25, expires 11/30/2014[l,m]	6,659

	Total Utilities	1,549,733

	Total Common Stock (cost $11,345,424)	4,562,507

	Collateral Held for Securities Loaned (4.8%)
36,175,205	Thrivent Financial Securities Lending Trust	36,175,205

	Total Collateral Held for Securities Loaned (cost $36,175,205)	36,175,205

Principal Amount	Short-Term Investments (1.0%)[n]
	Federal National Mortgage Association Discount Notes
2,500,000	0.050%, 2/16/2010	2,499,840
	Societe Generale North America, Inc.
5,282,000	0.020%, 1/4/2010	5,281,991

	Total Short-Term Investments (at amortized cost)	7,781,831

	Total Investments (cost $762,280,093) 102.4%	$773,909,199

	Other Assets and Liabilities, Net (2.4%)	(17,940,653)

	Total Net Assets 100.0%	$755,968,546

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the loan is unfunded as discussed in item 2(U) of the Notes to Financial Statements.
c	Denotes investments purchased on a when-issued or delayed delivery basis.
d	All or a portion of the security is insured or guaranteed.
e	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
f	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2009, the value of these investments was $211,032,005 or 27.9% of total net assets.
g	Defaulted security. Interest is not being accrued.
h	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
i	In bankruptcy. Interest is not being accrued.
j	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2009

k	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities High Yield Portfolio owned as of December 31, 2009.

Security	Acquisition Date	Amortized Cost
Tunica-Biloxi Gaming Authority	11/8/2005	$5,521,703
Windsor Petroleum Transport Corporation	4/15/1998	980,020
ZSC Specialty Chemical plc, Preferred Stock Warrants, £0.01, expires 7/1/2010	6/24/1999	47,567
ZSC Specialty Chemical plc, Stock Warrants, £0.01,expires 7/1/2010	6/24/1999	111,712

l	Non-income producing security.
m	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
n	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$41,420,564
Gross unrealized depreciation	(30,207,978)

Net unrealized appreciation (depreciation)	$11,212,586
Cost for federal income tax purposes	$762,696,613

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing High Yield Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Basic Materials	4,877,425	—	4,877,425	—
Consumer Cyclical	10,486,736	—	10,486,736	—
Financials	2,302,720	—	2,302,720	—
Transportation	1,591,675	—	1,591,675	—
Utilities	4,782,364	—	4,782,364	—
Long-Term Fixed Income
Asset-Backed Securities	4,142,012	—	4,142,012	—
Basic Materials	58,605,613	—	58,605,613	—
Capital Goods	62,576,297	—	62,576,297	—
Commercial Mortgage-Backed Securities	3,069,936	—	3,069,936	—
Communications Services	132,177,965	—	132,177,965	—
Consumer Cyclical	154,436,511	—	154,436,511	—
Consumer Non-Cyclical	93,848,582	—	93,848,582	—
Energy	60,948,486	—	60,948,486	—
Financials	20,795,780	—	20,795,780	—
Technology	26,661,812	—	26,661,812	—
Transportation	25,108,610	—	18,869,398	6,239,212
Utilities	47,879,132	—	47,879,132	—
Preferred Stock
Financials	11,098,000	10,187,748	910,252	—
Common Stock
Consumer Discretionary	3,009,973	3,009,973	—	—
Materials	—	—	—	—
Telecommunications Services	2,801	2,801	—	—
Utilities	1,549,733	1,220,448	—	329,285
Collateral Held for Securities Loaned	36,175,205	36,175,205	—	—
Short-Term Investments	7,781,831	—	7,781,831	—

Total	$773,909,199	$50,596,175	$716,744,527	$6,568,497

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for High Yield Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers in and/or (Out of) Level 3	Value December 31, 2009
Long-Term Fixed Income
Transportation	3,438,128	54,148	(1,172,085)	2,417,891	(1,294,327)	2,795,457	6,239,212
Preferred Stock
Financials	1,445,526	—	(1,332,383)	1,652,549	(962,597)	(803,095)	—
Common Stock
Consumer Discretionary*	—	—	—	—	—	—	—
Materials*	—	—	—	—	—	—	—
Utilities	—	—	—	12,985	316,300	—	329,285

Total	$4,883,654	$54,148	($2,504,468)	$4,083,425	($1,940,624)	$1,992,362	$6,568,497

*	Securities in these sections are fair valued at $0.

The accompanying Notes to Financial Statements are an integral part of this schedule.

High Yield Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(1,788,912)
Total Credit Contracts		(1,788,912)

Total		($1,788,912)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for High Yield Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	1,181,418
Total Credit Contracts		1,181,418

Total		$1,181,418

The following table presents High Yield Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Credit Contracts	$3,658,071	0.54%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in High Yield Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$6,177,798	$26,434,920	$32,612,718	—	$—	$22,666
Thrivent Financial Securities Lending Trust	49,481,715	246,957,672	260,264,182	36,175,205	36,175,205	278,238
Total Value and Income Earned	55,659,513				36,175,205	300,904

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Bank Loans (0.1%)[a]	Value
Financials (0.1%)
	Nuveen Investments, Inc., Term Loan
$90,000	12.500%, 7/31/2015	$92,520

	Total Financials	92,520

	Total Bank Loans (cost $81,479)	92,520

	Long-Term Fixed Income (64.8%)
Asset-Backed Securities (6.9%)
	Americredit Automobile Receivables Trust
397,120	5.490%, 7/6/2012[b]	402,441
	GAMUT Reinsurance, Ltd.
650,000	7.281%, 2/1/2010[c,d]	651,495
250,000	15.281%, 2/1/2010[c,d]	190,000
	GMAC Mortgage Corporation Loan Trust
666,320	6.180%, 5/25/2036[b]	600,064
	GSAMP Trust
1,148,242	0.411%, 1/25/2010[d]	838,999
	Merna Reinsurance, Ltd.
400,000	2.001%, 3/31/2010[c,d]	394,040
400,000	3.001%, 3/31/2010[c,d]	395,680
	Renaissance Home Equity Loan Trust
524,960	5.746%, 5/25/2036	397,545
632,000	6.011%, 5/25/2036	354,310
950,000	5.797%, 8/25/2036	610,367
	Residential Asset Mortgage Products, Inc.
1,035,862	4.547%, 12/25/2034	919,089
	Residential Funding Mortgage Securities
234,666	4.470%, 7/25/2018[b]	224,298

	Total Asset-Backed Securities	5,978,328

Basic Materials (2.7%)
	ArcelorMittal
400,000	6.125%, 6/1/2018	412,734
	Arch Western Finance, LLC
160,000	6.750%, 7/1/2013	158,800
	Domtar Corporation
185,000	7.125%, 8/15/2015	185,925
	Dow Chemical Company
400,000	8.550%, 5/15/2019	477,258
	Drummond Company, Inc.
190,000	7.375%, 2/15/2016[c,e]	185,725
	FMG Finance, Pty., Ltd.
230,000	10.625%, 9/1/2016[c]	254,438
	Graphic Packaging International, Inc.
110,000	9.500%, 8/15/2013	113,575
	Griffin Coal Mining Company, Pty., Ltd.
160,000	9.500%, 12/1/2016[c,f]	94,600
	Jefferson Smurfit Corporation
80,000	8.250%, 10/1/2012[g]	70,400
	Smurfit-Stone Container Enterprises, Inc.
160,000	8.000%, 3/15/2017[g,h]	141,000
	Teck Resources, Ltd.
100,000	10.250%, 5/15/2016	116,500
100,000	10.750%, 5/15/2019	119,500

	Total Basic Materials	2,330,455

Capital Goods (2.5%)
	Associated Materials, LLC
30,000	9.875%, 11/15/2016[c]	31,650
	Berry Plastics Escrow Corporation
80,000	8.875%, 9/15/2014[c]	77,800
	Case New Holland, Inc.
210,000	7.125%, 3/1/2014[e]	213,150
	General Cable Corporation, Convertible
92,000	4.500%, 11/15/2019[i]	94,645
	Graham Packaging Company, LP/GPC Capital Corporation I
90,000	8.250%, 1/1/2017[c]	88,875
	L-3 Communications Corporation
260,000	5.875%, 1/15/2015	259,675
	Leucadia National Corporation
210,000	7.125%, 3/15/2017	198,450
	Norcraft Companies, LP/Norcraft Finance Corporation
60,000	10.500%, 12/15/2015[c]	61,500
	Owens-Illinois, Inc.
180,000	7.800%, 5/15/2018	181,350
	RBS Global, Inc./Rexnord Corporation
210,000	9.500%, 8/1/2014	210,525
30,000	11.750%, 8/1/2016	29,700
	SPX Corporation
205,000	7.625%, 12/15/2014	211,150
	Textron, Inc.
300,000	7.250%, 10/1/2019	310,521
	TransDigm, Inc.
110,000	7.750%, 7/15/2014	111,375
	United Rentals North America, Inc.
100,000	10.875%, 6/15/2016	108,750

	Total Capital Goods	2,189,116

Collateralized Mortgage Obligations (12.3%)
	Bear Stearns Adjustable Rate Mortgage Trust
1,177,971	4.625%, 8/25/2010[d]	1,002,195
	Citigroup Mortgage Loan Trust, Inc.
765,073	5.500%, 11/25/2035	547,239
	Citimortgage Alternative Loan Trust
1,014,241	5.750%, 4/25/2037	748,172
	Countrywide Alternative Loan Trust
706,383	6.000%, 4/25/2036	639,378
450,298	6.000%, 1/25/2037	311,686
	Deutsche Alt-A Securities, Inc.
1,505,382	1.001%, 1/1/2010[d]	814,621
463,294	5.500%, 10/25/2021	350,945

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (64.8%)	Value
Collateralized Mortgage Obligations (12.3%) - continued
	First Horizon Mortgage Pass- Through Trust
$ 707,743	5.845%, 8/25/2037	$503,039
	GSR Mortgage Loan Trust
895,357	0.421%, 1/25/2010[d]	642,159
	J.P. Morgan Alternative Loan Trust
215,309	0.301%, 1/25/2010[d]	197,612
	J.P. Morgan Mortgage Trust
382,045	6.500%, 1/25/2035	351,840
590,205	5.994%, 10/25/2036	491,056
	MASTR Alternative Loans Trust
995,745	6.500%, 5/25/2034	917,019
416,556	6.500%, 7/25/2034	396,119
	Structured Adjustable Rate Mortgage Loan Trust
624,982	5.917%, 9/25/2036	161,396
	WaMu Mortgage Pass Through Certificates
779,772	5.606%, 11/25/2036	643,900
631,564	5.838%, 8/25/2046	534,130
	Washington Mutual Mortgage Pass-Through Certificates
1,224,567	1.294%, 1/1/2010[d]	523,609
	Wells Fargo Mortgage Backed Securities Trust
1,488,542	6.026%, 9/25/2036	369,242
761,409	6.000%, 7/25/2037	616,028

	Total Collateralized Mortgage Obligations	10,761,385

Commercial Mortgage-Backed Securities (7.6%)
	Banc of America Commercial Mortgage, Inc.
750,000	5.928%, 5/10/2045	737,045
750,000	5.356%, 10/10/2045	672,357
	Commercial Mortgage Pass- Through Certificates
1,000,000	0.413%, 1/15/2010[d,j]	826,971
	Greenwich Capital Commercial Funding Corporation
750,000	5.867%, 12/10/2049	575,613
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
1,250,000	5.336%, 5/15/2047	1,084,084
	LB-UBS Commercial Mortgage Trust
750,000	4.568%, 1/15/2031	733,624
	Wachovia Bank Commercial Mortgage Trust
2,000,000	0.353%, 1/15/2010[d,j]	1,357,666
750,000	5.765%, 7/15/2045	679,307

	Total Commercial Mortgage- Backed Securities	6,666,667

Communications Services (5.2%)
	CBS Corporation
300,000	8.875%, 5/15/2019[e]	358,897
	Cequel Communications Holdings I, LLC
240,000	8.625%, 11/15/2017[c,e]	242,400
	Charter Communications Operating, LLC
200,000	8.375%, 4/30/2014[c,g]	205,500
	Cricket Communications, Inc.
205,000	9.375%, 11/1/2014	206,025
	CSC Holdings, Inc.
100,000	8.500%, 4/15/2014[c]	106,500
	Dex Media West, LLC/Dex Media West Finance Company
70,000	9.875%, 8/15/2013[g]	22,050
	DISH DBS Corporation
215,000	6.625%, 10/1/2014	216,881
	Frontier Communications Corporation
100,000	8.125%, 10/1/2018	101,250
	GCI, Inc.
150,000	8.625%, 11/15/2019[c]	151,313
	Intelsat Subsidiary Holding Company, Ltd.
160,000	8.500%, 1/15/2013	163,200
205,000	8.875%, 1/15/2015	212,175
	Level 3 Communications, Inc., Convertible
50,000	5.250%, 12/15/2011	47,437
40,000	3.500%, 6/15/2012	35,000
	Level 3 Financing, Inc.
280,000	9.250%, 11/1/2014	264,600
	Nielsen Finance, LLC/Nielsen Finance Company
100,000	10.000%, 8/1/2014	104,250
	PAETEC Holding Corporation
50,000	9.500%, 7/15/2015	48,125
120,000	8.875%, 6/30/2017	121,500
	Quebecor Media, Inc.
250,000	7.750%, 3/15/2016	249,375
	Qwest Communications International, Inc.
200,000	7.250%, 2/15/2011	201,000
	R.H. Donnelley Corporation
200,000	6.875%, 1/15/2013[g]	18,750
	R.H. Donnelley, Inc.
4,000	11.750%, 5/15/2015[c,g]	3,300
	Sprint Capital Corporation
210,000	8.375%, 3/15/2012	217,350
	Sprint Nextel Corporation
140,000	8.375%, 8/15/2017	142,800
	Time Warner Cable, Inc.
300,000	8.250%, 4/1/2019	357,328
	Videotron Ltee
260,000	6.875%, 1/15/2014	261,300
	Virgin Media Finance plc
170,000	9.125%, 8/15/2016	179,138
60,000	8.375%, 10/15/2019	61,725
	Wind Acquisition Finance SA
120,000	11.750%, 7/15/2017[c]	131,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (64.8%)	Value
Communications Services (5.2%) - continued
	Wind Acquisition Holdings Finance SPA
$ 60,000	12.250%, 7/15/2017[c]	$59,100

	Total Communications Services	4,489,369

Consumer Cyclical (6.2%)
	AMC Entertainment, Inc.
190,000	8.750%, 6/1/2019	193,800
	American Axle & Manufacturing, Inc.
50,000	5.250%, 2/11/2014	43,375
	Beazer Homes USA, Inc.
50,000	6.875%, 7/15/2015	37,750
	Blockbuster, Inc.
60,000	11.750%, 10/1/2014[c,h]	57,000
	Bon-Ton Stores, Inc.
135,000	10.250%, 3/15/2014	124,537
	Burlington Coat Factory Warehouse Corporation
130,000	11.125%, 4/15/2014	134,225
	Circus & Eldorado Joint Venture/Silver Legacy Capital Corporation
230,000	10.125%, 3/1/2012	203,550
	CVS Caremark Corporation
800,000	6.302%, 6/1/2037	690,000
	Dollarama Group, LP
102,000	7.206%, 6/15/2010[d]	117,300
	Ford Motor Company, Convertible
80,000	4.250%, 11/15/2016	100,300
	Ford Motor Credit Company, LLC
410,000	8.000%, 6/1/2014	420,983
	Gaylord Entertainment Company
130,000	6.750%, 11/15/2014	120,900
	Goodyear Tire & Rubber Company
100,000	8.625%, 12/1/2011	103,750
	Harrah’s Operating Company, Inc.
130,000	11.250%, 6/1/2017[c,h]	136,013
	KB Home
220,000	6.250%, 6/15/2015	205,150
	Limited Brands, Inc.
200,000	6.900%, 7/15/2017	199,750
	MGM MIRAGE
100,000	7.500%, 6/1/2016	78,000
60,000	11.125%, 11/15/2017[c]	66,450
40,000	11.375%, 3/1/2018[c]	35,800
	Mohegan Tribal Gaming Authority
200,000	11.500%, 11/1/2017[c]	204,000
	NCL Corporation, Ltd.
130,000	11.750%, 11/15/2016[c]	128,375
	Neiman Marcus Group, Inc.
30,000	10.375%, 10/15/2015[h]	29,400
	Peninsula Gaming, LLC
90,000	8.375%, 8/15/2015[c]	89,775
90,000	10.750%, 8/15/2017[c]	90,450
	Pinnacle Entertainment, Inc.
100,000	7.500%, 6/15/2015	92,000
	Pokagon Gaming Authority
196,000	10.375%, 6/15/2014[c]	203,840
	Rite Aid Corporation
160,000	7.500%, 3/1/2017	150,400
50,000	9.500%, 6/15/2017	43,500
	Service Corporation International
130,000	6.750%, 4/1/2015	127,400
	Shingle Springs Tribal Gaming Authority
180,000	9.375%, 6/15/2015[c]	136,800
	Speedway Motorsports, Inc.
50,000	8.750%, 6/1/2016	52,750
	Toys R Us Property Company I, LLC
110,000	10.750%, 7/15/2017[c]	120,450
	TRW Automotive, Inc.
180,000	7.000%, 3/15/2014[c]	176,400
70,000	8.875%, 12/1/2017[c]	72,800
	Tunica-Biloxi Gaming Authority
260,000	9.000%, 11/15/2015[j]	234,325
	Turning Stone Resort Casino Enterprise
180,000	9.125%, 9/15/2014[c]	175,950
	Universal City Development Partners, Ltd.
100,000	10.875%, 11/15/2016[c]	100,250
	West Corporation
50,000	9.500%, 10/15/2014	50,750
	Wyndham Worldwide Corporation
100,000	6.000%, 12/1/2016	93,159

	Total Consumer Cyclical	5,441,407

Consumer Non-Cyclical (3.6%)
	Altria Group, Inc.
300,000	9.950%, 11/10/2038	391,053
	Biomet, Inc.
80,000	10.375%, 10/15/2017	86,800
	Community Health Systems, Inc.
280,000	8.875%, 7/15/2015	289,800
	DJO Finance, LLC/DJO Finance Corporation
100,000	10.875%, 11/15/2014[e]	105,500
	HCA, Inc.
200,000	6.750%, 7/15/2013	197,000
340,000	9.250%, 11/15/2016	365,075
	Jarden Corporation
190,000	7.500%, 5/1/2017	189,525
	JohnsonDiversey, Inc.
50,000	8.250%, 11/15/2019[c]	50,625
100,000	10.500%, 5/15/2020[c]	100,500
	M-Foods Holdings, Inc.
150,000	9.750%, 10/1/2013[c]	155,812
	Michael Foods, Inc.
160,000	8.000%, 11/15/2013	163,800
	Omnicare, Inc.
110,000	6.875%, 12/15/2015	106,975
	Revlon Consumer Products Corporation
100,000	9.750%, 11/15/2015[c]	103,250
	Stater Brothers Holdings, Inc.
210,000	8.125%, 6/15/2012	212,100

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (64.8%)	Value
Consumer Non-Cyclical (3.6%) - continued
	Tenet Healthcare Corporation
$ 200,000	7.375%, 2/1/2013	$200,500
100,000	10.000%, 5/1/2018[c]	112,000
	U.S. Oncology, Inc.
80,000	10.750%, 8/15/2014	84,000
100,000	9.125%, 8/15/2017	105,000
	Visant Corporation
100,000	7.625%, 10/1/2012	100,500

	Total Consumer Non-Cyclical	3,119,815

Energy (3.8%)
	Chesapeake Energy Corporation
320,000	6.375%, 6/15/2015	313,600
140,000	6.250%, 1/15/2018	134,400
	Compagnie Generale de Geophysique-Veritas
250,000	7.500%, 5/15/2015	248,125
	Connacher Oil and Gas, Ltd.
220,000	10.250%, 12/15/2015[c]	201,300
	Denbury Resources, Inc.
155,000	7.500%, 12/15/2015	154,612
	Enbridge Energy Partners, LP
400,000	8.050%, 10/1/2037	371,865
	Forest Oil Corporation
210,000	7.250%, 6/15/2019	207,375
	Helix Energy Solutions Group, Inc.
200,000	9.500%, 1/15/2016[c]	205,000
	Marathon Oil Corporation
300,000	7.500%, 2/15/2019	346,235
	Mariner Energy, Inc.
90,000	11.750%, 6/30/2016	100,350
	McJunkin Red Man Corporation
150,000	9.500%, 12/15/2016[c]	146,625
	Newfield Exploration Company
135,000	6.625%, 4/15/2016	135,338
	PetroHawk Energy Corporation
200,000	9.125%, 7/15/2013	209,000
	Pioneer Natural Resources Company
70,000	7.500%, 1/15/2020	70,032
	Plains Exploration & Production Company
150,000	7.750%, 6/15/2015	152,625
185,000	10.000%, 3/1/2016	202,575
	SandRidge Energy, Inc.
70,000	9.875%, 5/15/2016[c]	73,675
80,000	8.750%, 1/15/2020[c]	80,000

	Total Energy	3,352,732

Financials (7.6%)
	Bank of America Corporation
240,000	8.000%, 1/30/2018	231,058
	Deluxe Corporation
100,000	5.125%, 10/1/2014	90,250
	ERP Operating, LP
300,000	5.750%, 6/15/2017	300,034
	General Motors Acceptance Corporation, LLC
110,000	5.375%, 6/6/2011[c]	105,875
105,000	6.875%, 9/15/2011[c]	103,425
80,000	7.500%, 12/31/2013[c]	77,200
	GGP, LP, Convertible
70,000	3.980%, 4/15/2027[c,f]	66,325
	HCP, Inc.
300,000	6.700%, 1/30/2018	291,040
	J.P. Morgan Chase Capital XX
440,000	6.550%, 9/29/2036	403,259
	Lehman Brothers Holdings, Inc.
400,000	7.000%, 9/27/2027[g]	78,000
	Liberty Mutual Group, Inc.
200,000	10.750%, 6/15/2058[c]	212,000
	Lincoln National Corporation
630,000	7.000%, 5/17/2066	522,900
	MetLife, Inc.
450,000	7.875%, 12/15/2037[c]	447,750
	Nuveen Investments, Inc.
60,000	10.500%, 11/15/2015	54,450
	ProLogis
400,000	5.625%, 11/15/2016	368,618
	Prudential Financial, Inc.
365,000	8.875%, 6/15/2038	386,900
	Rabobank Nederland
315,000	11.000%, 6/30/2019[c]	384,065
	Regency Centers, LP
300,000	5.875%, 6/15/2017	277,620
	Reinsurance Group of America, Inc.
600,000	6.750%, 12/15/2065	507,178
	SLM Corporation
300,000	5.125%, 8/27/2012	281,242
	Swiss RE Capital I, LP
420,000	6.854%, 5/25/2016[c]	339,486
	Wachovia Capital Trust III
320,000	5.800%, 3/15/2011	244,800
	Wells Fargo Capital XIII
240,000	7.700%, 3/26/2013	232,800
	XL Capital, Ltd.
800,000	6.500%, 4/15/2017	604,000

	Total Financials	6,610,275

Technology (1.3%)
	Advanced Micro Devices, Inc., Convertible
100,000	6.000%, 5/1/2015[e]	90,000
	Amkor Technology, Inc.
100,000	7.750%, 5/15/2013	101,625
	First Data Corporation
350,000	9.875%, 9/24/2015	326,375
	Freescale Semiconductor, Inc.
100,000	8.875%, 12/15/2014	91,750
	NXP BV/NXP Funding, LLC
21,000	10.000%, 7/15/2013[c]	21,577
60,000	7.875%, 10/15/2014	54,450
	Seagate Technology HDD Holdings
130,000	6.800%, 10/1/2016	125,775
	Sungard Data Systems, Inc.
330,000	4.875%, 1/15/2014	307,725

	Total Technology	1,119,277

Transportation (1.0%)
	Delta Air Lines, Inc.
140,000	7.920%, 11/18/2010	140,700

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (64.8%)	Value
Transportation (1.0%) - continued
	Hertz Corporation
$270,000	8.875%, 1/1/2014	$276,075
	Kansas City Southern de Mexico SA de CV
150,000	7.625%, 12/1/2013	147,750
200,000	12.500%, 4/1/2016	230,000
	United Maritime Group, LLC/United Maritime Group Finance Corporation
80,000	11.750%, 6/15/2015[c]	80,200

	Total Transportation	874,725

Utilities (4.1%)
	AES Corporation
330,000	7.750%, 10/15/2015[e]	334,950
	Dominion Resources, Inc.
400,000	6.300%, 9/30/2066	352,000
	Dynegy Holdings, Inc.
120,000	8.375%, 5/1/2016[h]	114,000
	Edison Mission Energy
130,000	7.750%, 6/15/2016	110,500
200,000	7.000%, 5/15/2017	158,000
	El Paso Corporation
250,000	6.875%, 6/15/2014	249,815
	Energy Transfer Partners, LP
300,000	6.625%, 10/15/2036	299,400
	Enterprise Products Operating, LLC
700,000	7.034%, 1/15/2068	642,250
	NRG Energy, Inc.
320,000	7.375%, 2/1/2016	320,400
	Regency Energy Partners, LP
100,000	8.375%, 12/15/2013	103,500
130,000	9.375%, 6/1/2016[c]	138,450
	Southern Star Central Corporation
110,000	6.750%, 3/1/2016	106,150
	Southern Union Company
200,000	7.200%, 11/1/2066	171,000
	TransCanada PipeLines, Ltd.
400,000	6.350%, 5/15/2067	375,307
	Williams Partners, LP/Williams Partners Finance Corporation
120,000	7.250%, 2/1/2017	121,223

	Total Utilities	3,596,945

	Total Long-Term Fixed Income (cost $57,444,248)	56,530,496

Shares	Common Stock (25.6%)
Consumer Discretionary (2.0%)
2,800	Genuine Parts Company	106,288
13,600	Home Depot, Inc.	393,448
1,636	Lear Corporation[k]	110,659
606	Lear Corporation Warrants, $0.01, expires 11/9/2014[k]	38,299
2,600	McDonald’s Corporation	162,344
8,300	Omnicom Group, Inc.	324,945
900	Starwood Hotels & Resorts Worldwide, Inc.	32,913
5,000	Target Corporation	241,850
6,532	Time Warner, Inc.	190,343
2,000	VF Corporation	146,480

	Total Consumer Discretionary	1,747,569

Consumer Staples (2.6%)
7,300	Altria Group, Inc.	143,299
8,700	Coca-Cola Enterprises, Inc.	184,440
1,800	General Mills, Inc.	127,458
2,400	Kimberly-Clark Corporation	152,904
6,200	Kraft Foods, Inc.	168,516
2,100	Lorillard, Inc.	168,483
2,177	Mead Johnson Nutrition Company	95,135
10,500	Nu Skin Enterprises, Inc.	282,135
5,000	Philip Morris International, Inc.	240,950
3,037	Procter & Gamble Company	184,133
10,200	SYSCO Corporation	284,988
4,000	Wal-Mart Stores, Inc.	213,800

	Total Consumer Staples	2,246,241

Energy (3.0%)
2,600	BP plc ADR	150,722
6,600	Chevron Corporation	508,134
8,200	ConocoPhillips[e]	418,774
5,400	Exxon Mobil Corporation	368,226
7,300	Marathon Oil Corporation	227,906
8,000	Noble Corporation	325,600
1,800	Occidental Petroleum Corporation	146,430
2,900	Royal Dutch Shell plc ADR	174,319
4,100	Teekay Corporation	95,161
9,000	World Fuel Services Corporation	241,110

	Total Energy	2,656,382

Financials (7.6%)
1,500	Acadia Realty Trust	25,305
4,000	AFLAC, Inc.	185,000
3,400	Alexandria Real Estate Equities, Inc.[h]	218,586
4,600	Allstate Corporation[e]	138,184
2,200	AMB Property Corporation	56,210
1,500	American Campus Communities, Inc.	42,150
4,500	Ameriprise Financial, Inc.	174,690
1,200	Apartment Investment & Management Company	19,104
1,437	AvalonBay Communities, Inc.	117,992
14,200	Banco Bradesco SA ADR	310,554
10,200	Banco Santander SA ADR	167,688
15,600	Bank of America Corporation[e]	234,936
4,000	Bank of New York Mellon Corporation	111,880
1,500	BioMed Realty Trust, Inc.	23,670
2,300	Boston Properties, Inc.	154,261
2,200	Brandywine Realty Trust	25,080
900	BRE Properties, Inc.	29,772
2,700	Brookfield Properties Corporation	32,724
15,700	Brown & Brown, Inc.[e]	282,129
1,400	Camden Property Trust	59,318
2,000	CBL & Associates Properties, Inc.	19,340
3,000	Chubb Corporation	147,540
1,500	Corporate Office Properties Trust	54,945
5,200	DCT Industrial Trust, Inc.	26,104

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2009

Shares	Common Stock (25.6%)	Value
Financials (7.6%) - continued
2,000	Digital Realty Trust, Inc.	$100,560
2,800	Douglas Emmett, Inc.	39,900
2,300	Duke Realty Corporation	27,991
1,000	Equity Lifestyle Properties, Inc.	50,470
4,400	Equity Residential REIT	148,632
700	Essex Property Trust, Inc.	58,555
1,900	Extra Space Storage, Inc.	21,945
1,500	Federal Realty Investment Trust	101,580
1,200	Forest City Enterprises, Inc.[k]	14,136
1,200	Goldman Sachs Group, Inc.	202,608
4,300	Health Care Property Investors, Inc.	131,322
1,700	Health Care REIT, Inc.	75,344
1,500	Highwoods Properties, Inc.	50,025
700	Home Properties, Inc.	33,397
8,610	Host Hotels & Resorts, Inc.[k]	100,479
7,100	J.P. Morgan Chase & Company	295,857
1,200	Kilroy Realty Corporation	36,804
4,422	Kimco Realty Corporation	59,830
2,100	Liberty Property Trust	67,221
1,972	Macerich Company[h]	70,893
1,700	Mack-Cali Realty Corporation	58,769
3,300	Mission West Properties, Inc.	23,727
3,000	Monmouth Real Estate Investment Corporation	22,320
2,400	Nationwide Health Properties, Inc.	84,432
9,000	Plum Creek Timber Company, Inc.[h]	339,840
6,000	ProLogis	82,140
1,956	Public Storage, Inc.	159,316
1,900	Regency Centers Corporation	66,614
2,600	Senior Housing Property Trust	56,862
4,397	Simon Property Group, Inc.	350,881
1,300	SL Green Realty Corporation	65,312
3,900	State Street Corporation	169,806
1,000	Tanger Factory Outlet Centers, Inc.	38,990
1,100	Taubman Centers, Inc.	39,501
3,000	Travelers Companies, Inc.	149,580
6,100	U.S. Bancorp	137,311
1,800	Urstadt Biddle Properties	27,000
3,100	Ventas, Inc.	135,594
2,619	Vornado Realty Trust	183,173
6,500	Weingarten Realty Investors[h]	128,635

	Total Financials	6,664,514

Health Care (2.1%)
3,100	Abbott Laboratories[e]	167,369
26,100	Boston Scientific Corporation[e,k]	234,900
2,951	Bristol-Myers Squibb Company	74,513
4,400	Johnson & Johnson	283,404
12,444	Merck & Company, Inc.	454,704
5,550	Novartis AG ADR	302,086
14,553	Pfizer, Inc.	264,719
1,200	UnitedHealth Group, Inc.	36,576

	Total Health Care	1,818,271

Industrials (2.5%)
2,500	3M Company	206,675
2,200	Eaton Corporation	139,964
2,700	Emerson Electric Company	115,020
2,400	FedEx Corporation	200,280
15,900	Herman Miller, Inc.	254,082
3,700	Honeywell International, Inc.	145,040
4,000	Illinois Tool Works, Inc.	191,960
3,800	ITT Corporation	189,012
12,900	Masco Corporation	178,149
11,400	R.R. Donnelley & Sons Company	253,878
4,100	United Technologies Corporation	284,581

	Total Industrials	2,158,641

Information Technology (2.4%)
630	AOL, Inc.[k]	14,666
4,300	Cisco Systems, Inc.[k]	102,942
10,900	Intel Corporation	222,360
2,700	International Business Machines Corporation	353,430
7,400	Linear Technology Corporation	225,996
12,000	Microsoft Corporation	365,880
13,100	National Semiconductor Corporation	201,216
12,400	Oracle Corporation	304,296
4,500	Paychex, Inc.	137,880
5,500	Tyco Electronics, Ltd.	135,025

	Total Information Technology	2,063,691

Materials (1.1%)
7,800	Bemis Company, Inc.[e]	231,270
2,400	BHP Billiton, Ltd. ADR[h]	183,792
12,300	E.I. du Pont de Nemours and Company	414,141
3,100	Southern Copper Corporation[h]	102,021

	Total Materials	931,224

Telecommunications Services (1.1%)
14,200	AT&T, Inc.[e]	398,026
46,100	Qwest Communications International, Inc.	194,081
8,400	Verizon Communications, Inc.	278,292
5,700	Vodafone Group plc ADR	131,613

	Total Telecommunications Services	1,002,012

Utilities (1.2%)
8,200	Duke Energy Corporation	141,122
3,400	Energen Corporation	159,120
5,600	Exelon Corporation	273,672
3,300	Integrys Energy Group, Inc.	138,567
8,300	NiSource, Inc.	127,654
388	Semgroup Corporation[k,l]	9,894
408	Semgroup Corporation Warrants, $25, expires 11/30/2014[k,l]	204
6,900	UGI Corporation	166,911

	Total Utilities	1,017,144

	Total Common Stock (cost $21,450,107)	22,305,689

	Preferred Stock (0.8%)
Financials (0.8%)
9,400	Bank of America Corporation, 8.625%	230,676
3,800	Citigroup, Inc., Convertible, 7.500%[k]	396,492
2,600	Federal National Mortgage Association, 8.250%[k]	2,860

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2009

Shares	Preferred Stock (0.8%)	Value
Financials (0.8%) - continued
70	GMAC, Inc., 7.000%[c,k]	$46,139

	Total Financials	676,167

	Total Preferred Stock (cost $691,960)	676,167

	Collateral Held for Securities Loaned (1.6%)
1,336,140	Thrivent Financial Securities Lending Trust	1,336,140

	Total Collateral Held for Securities Loaned (cost $1,336,140)	1,336,140

Principal Amount	Short-Term Investments (7.5%)[m]
	Federal Home Loan Bank Discount Notes
3,000,000	0.040%, 1/15/2010	2,999,953
500,000	0.020%, 2/1/2010	499,991
521,000	0.020%, 2/2/2010	520,991
700,000	0.200%, 3/17/2010[n]	699,714
	Federal Home Loan Mortgage Corporation Discount Notes
200,000	0.140%, 3/17/2010[n]	199,942
	Federal National Mortgage Association Discount Notes
100,000	0.010%, 2/1/2010	99,999
1,500,000	0.030%, 2/4/2010	1,499,958

	Total Short-Term Investments (at amortized cost)	6,520,548

	Total Investments (cost $87,524,482) 100.4%	$87,461,560

	Other Assets and Liabilities, Net (0.4%)	(309,908)

	Total Net Assets 100.0%	$87,151,652

a	The stated interest rate represents the weighted average of all contracts within the bank loan facility.
b	All or a portion of the security is insured or guaranteed.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2009, the value of these investments was $8,370,648 or 9.6% of total net assets.
d	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
e	All or a portion of the security was earmarked to cover written options.
f	Defaulted security. Interest is not being accrued.
g	In bankruptcy. Interest is not being accrued.
h	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
i	Denotes step coupon bonds for which the current interest rate and next scheduled reset date are shown.
j	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Diversified Income Plus Portfolio owned as of December 31, 2009.

Security	Acquisition Date	Amortized Cost
Commercial Mortgage Pass- Through Certificates	5/2/2007	$1,000,000
Tunica-Biloxi Gaming Authority	11/8/2005	260,000
Wachovia Bank Commercial Mortgage Trust	4/25/2007	2,000,000

k	Non-income producing security.
l	Security is fair valued as discussed in item 2(A) of the Notes to Financial Statements.
m	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
n	At December 31, 2009, $899,656 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Definitions:

ADR	-	American Depositary Receipt, which are certificates for an underlying foreign security’s shares held by an issuing U.S. depository bank.
REIT	-	Real Estate Investment Trust, is a company that buys, develops, manages and/or sells real estate assets.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$5,385,339
Gross unrealized depreciation	(6,106,443)

Net unrealized appreciation (depreciation)	$ (721,104)

Cost for federal income tax purposes	$88,182,664

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Diversified Income Plus Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Bank Loans
Financials	92,520	—	92,520	—
Long-Term Fixed Income
Asset-Backed Securities	5,978,328	—	4,347,113	1,631,215
Basic Materials	2,330,455	—	2,330,455	—
Capital Goods	2,189,116	—	2,189,116	—
Collateralized Mortgage Obligations	10,761,385	—	10,761,385	—
Commercial Mortgage-Backed
Securities	6,666,667	—	6,666,667	—
Communications Services	4,489,369	—	4,489,369	—
Consumer Cyclical	5,441,407	—	5,441,407	—
Consumer Non-Cyclical	3,119,815	—	3,119,815	—
Energy	3,352,732	—	3,352,732	—
Financials	6,610,275	—	6,610,275	—
Technology	1,119,277	—	1,119,277	—
Transportation	874,725	—	734,025	140,700
Utilities	3,596,945	—	3,596,945	—
Common Stock
Consumer Discretionary	1,747,569	1,747,569	—	—
Consumer Staples	2,246,241	2,246,241	—	—
Energy	2,656,382	2,656,382	—	—
Financials	6,664,514	6,664,514	—	—
Health Care	1,818,271	1,818,271	—	—
Industrials	2,158,641	2,158,641	—	—
Information Technology	2,063,691	2,063,691	—	—
Materials	931,224	931,224	—	—
Telecommunications Services	1,002,012	1,002,012	—	—
Utilities	1,017,144	1,007,046	—	10,098
Preferred Stock
Financials	676,167	630,028	46,139	—
Collateral Held for Securities Loaned	1,336,140	1,336,140	—	—
Short-Term Investments	6,520,548	—	6,520,548	—

Total	$87,461,560	$24,261,759	$61,417,788	$1,782,013

Other Financial Instruments*	($253,807)	($32,511)	($221,296)	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Diversified Income Plus Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2008	Accrued Discounts and/or Premiums Gain/(Loss)	Realized	Change in Unrealized Gain/(Loss)	Net Purchases/ (Sales)	Transfers in and/or (Out of) Level 3	Value December 31, 2009
Long-Term Fixed Income
Asset-Backed Securities	1,312,255	—	—	128,960	—	190,000	1,631,215
Transportation	424,051	27	(119,980)	226,019	(389,417)	—	140,700
Utilities	—	—	—	398	9,700	—	10,098
Preferred Stock
Financials	305,589	—	(87,446)	112,491	(284,495)	(46,139)	—

Total	$2,041,895	$27	($207,426)	$467,868	($664,212)	$143,861	$1,782,013

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2009

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
5-Yr. U.S. Treasury Bond Futures	26	March 2010	$3,021,754	$2,973,953	($47,801)
10-Yr. U.S. Treasury Bond Futures	(15)	March 2010	(1,777,923)	(1,731,797)	46,126
S&P 500 Index Futures	(16)	March 2010	(4,363,535)	(4,442,800)	(79,265)
S&P 500 Index Mini-Futures	67	March 2010	3,677,097	3,720,846	43,749
Total Futures Contracts					($37,191)

Call Options Written	Number of Contracts	Exercise Price	Expiration Date	Value	Unrealized Gain/(Loss)
S&P 500 Index Mini-Futures	15	$1,130.00	January 2010	($5,400)	$202
S&P 500 Index Mini-Futures	15	1,140.00	January 2010	(3,300)	1,909
S&P 500 Index Mini-Futures	15	1,125.00	January 2010	(6,750)	510
S&P 500 Index Mini-Futures	15	1,135.00	January 2010	(4,275)	2,059
Total Call Options Written				($19,725)	$4,680

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX HY, Series 13, 5 Year, at 5.00%; Bank of America	Buy	12/20/2014	$3,762,000	($244,967)	$23,671	($221,296)
Total Credit Default Swaps					$23,671	($221,296)

1	As the buyer of protection, Diversified Income Plus Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Diversified Income Plus Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Diversified Income Plus Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2009, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Equity Contracts
Options Written	Net Assets - Net unrealized appreciation/(depreciation) on Written option contracts	$4,680
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	43,749
Total Equity Contracts		48,429
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	46,126
Total Interest Rate Contracts		46,126

Total Asset Derivatives		$94,555

Liability Derivatives
Equity Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	79,265
Total Equity Contracts		79,265
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	47,801
Total Interest Rate Contracts		47,801
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	221,296
Total Credit Contracts		221,296

Total Liability Derivatives		$348,362

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Equity Contracts
Options Written	Net realized gains/(losses) on Written option contracts	(32,257)
Futures	Net realized gains/(losses) on Futures contracts	436,645
Total Equity Contracts		404,388
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	121,701
Total Interest Rate Contracts		121,701
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(22,068)
Total Credit Contracts		(22,068)

Total		$504,021

The accompanying Notes to Financial Statements are an integral part of this schedule.

Diversified Income Plus Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Diversified Income Plus Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Equity Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(80,020)
Options Written	Change in net unrealized appreciation/(depreciation) on Written option contracts	4,680
Total Equity Contracts		(75,340)
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(39,658)
Total Interest Rate Contracts		(39,658)
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(221,296)
Total Credit Contracts		(221,296)

Total		($336,294)

The following table presents Diversified Income Plus Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Equity Contracts	$4,501,656	5.8%	N/A	N/A	20
Interest Rate Contracts	5,556,812	7.2%	N/A	N/A	N/A
Credit Contracts	N/A	N/A	$484,301	0.6%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Diversified Income Plus Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$1,906,331	$41,379,608	$43,285,939	—	$—	$11,365
Thrivent Financial Securities Lending Trust	1,642,478	11,148,856	11,455,194	1,336,140	1,336,140	12,576
Total Value and Income Earned	3,548,809				1,336,140	23,941

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (86.5%)	Value
Asset-Backed Securities (7.8%)
	Americredit Automobile Receivables Trust
$ 17,447	0.315%, 1/6/2010[a,b]	$17,330
20,089	3.430%, 7/6/2011[a]	20,242
	Bear Stearns Asset-Backed Securities, Inc.
64,899	5.000%, 1/25/2034	59,020
	Capital Auto Receivables Asset Trust
18,287	0.333%, 1/15/2010[b]	18,277
14,550	1.193%, 1/15/2010[b,c]	14,555
	Capital One Auto Finance Trust
37,547	0.273%, 1/15/2010[a,b]	37,228
284,154	5.030%, 4/15/2012[a]	287,058
	Carmax Auto Owner Trust
11,267	0.933%, 1/15/2010[b]	11,269
	Harley-Davidson Motorcycle Trust
2,007	1.133%, 1/15/2010[b]	2,007
	Household Automotive Trust
11,947	5.610%, 8/17/2011	12,073
2,511	5.280%, 9/17/2011	2,526

	Total Asset-Backed Securities	481,585

Basic Materials (1.3%)
	Yara International ASA
70,000	7.875%, 6/11/2019[c]	79,923

	Total Basic Materials	79,923

Capital Goods (2.2%)
	Roper Industries, Inc.
70,000	6.625%, 8/15/2013	76,235
	Thomas & Betts Corporation
60,000	5.625%, 11/15/2021	58,653

	Total Capital Goods	134,888

Collateralized Mortgage Obligations (6.4%)
	American Home Mortgage Assets Trust
128,246	1.504%, 1/1/2010[b]	64,761
119,386	0.356%, 1/25/2010[b]	61,482
79,411	0.421%, 1/25/2010[b]	38,700
	Chase Funding Mortgage Loan Asset-Backed Certificates
19,567	4.045%, 11/25/2029	19,206
	Credit Suisse First Boston Mortgage Securities Corporation
48,462	3.267%, 12/25/2033	16,561
	GMAC Mortgage Corporation Loan Trust
60,000	5.500%, 10/25/2033	57,237
	Impac CMB Trust
23,590	0.771%, 1/25/2010[b]	15,759
	J.P. Morgan Mortgage Trust
47,854	5.292%, 7/25/2035	45,965
	Master Alternative Loans Trust
27,630	6.250%, 7/25/2036	13,807
	Merrill Lynch Mortgage Investors Trust
21,120	5.149%, 12/25/2035	20,115
	Residential Asset Securitization Trust
37,394	6.250%, 11/25/2036	24,103
	Structured Asset Securities Corporation
24,598	5.000%, 6/25/2035	18,456

	Total Collateralized Mortgage Obligations	396,152

Communications Services (1.8%)
	CC Holdings GS V, LLC
50,000	7.750%, 5/1/2017[c]	53,250
	Centennial Communications Corporation
60,000	6.040%, 1/1/2010[b]	60,000

	Total Communications Services	113,250

Consumer Cyclical (4.6%)
	American Honda Finance Corporation
100,000	1.003%, 3/22/2010[b,c]	100,008
	CVS Pass-Through Trust
50,000	7.507%, 1/10/2032[c]	52,374
	McGuire Air Force Base/Fort Dix Privatized Military Housing Project
50,000	5.611%, 9/15/2051[c]	36,756
	Ohana Military Communities, LLC
120,000	6.000%, 10/1/2051[c]	94,655

	Total Consumer Cyclical	283,793

Consumer Non-Cyclical (3.4%)
	H.J. Heinz Finance Company
70,000	7.125%, 8/1/2039[c]	79,138
	Howard Hughes Medical Institute
60,000	3.450%, 9/1/2014	60,797
	Koninklijke (Royal) Philips Electronics NV
70,000	1.405%, 3/11/2010[b]	70,924

	Total Consumer Non-Cyclical	210,859

Energy (3.9%)
	Enterprise Products Operating, LLC
70,000	4.600%, 8/1/2012	73,926
	Great River Energy
56,775	5.829%, 7/1/2017[c]	61,778
	Pioneer Natural Resources Company
110,000	5.875%, 7/15/2016	105,303

	Total Energy	241,007

Financials (32.5%)
	Achmea Hypotheekbank NV
60,000	0.631%, 2/3/2010[b,c]	59,916
	Agfirst Farm Credit Bank
120,000	6.585%, 6/15/2012[c]	78,963
	AgriBank FCB
70,000	9.125%, 7/15/2019	76,927

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (86.5%)	Value
Financials (32.5%) - continued
	Australia and New Zealand Banking Group, Ltd.
$ 50,000	0.583%, 1/21/2010[b,c]	$50,083
	BAC Capital Trust XIV
50,000	1.056%, 3/1/2010[b]	32,049
	Capital One Bank USA NA
70,000	8.800%, 7/15/2019	82,717
	Capital One Capital V
30,000	10.250%, 8/15/2039	34,875
	Commonwealth Bank of Australia
70,000	3.750%, 10/15/2014[c]	70,170
	Credit Agricole SA
50,000	6.637%, 5/31/2017[c]	40,500
	Credit Suisse USA, Inc.
50,000	0.473%, 2/16/2010[b]	49,970
	Deutsche Bank AG NY
70,000	0.854%, 3/18/2010[b]	69,801
	Discover Financial Services
70,000	0.784%, 3/12/2010[b]	69,390
	Glitnir Banki HF
50,000	3.226%, 1/21/2011[d,e]	10,500
	HRPT Properties Trust
50,000	0.854%, 3/16/2010[b]	46,437
	J.P. Morgan Chase & Company
70,000	0.420%, 1/4/2010[b]	70,147
100,000	1.273%, 2/16/2010[b]	69,032
80,000	0.501%, 3/26/2010[b]	80,741
	MBNA Capital
100,000	1.081%, 2/1/2010[b]	68,214
	MetLife, Inc.
70,000	0.571%, 3/29/2010[b]	70,612
	Nationwide Health Properties, Inc.
60,000	6.900%, 10/1/2037	61,132
	Nordea Bank Finland plc
50,000	0.584%, 1/14/2010[b]	49,959
	Private Export Funding Corporation
75,000	3.050%, 10/15/2014	74,500
	Rabobank Nederland
70,000	11.000%, 6/30/2019[c]	85,348
	Royal Bank of Scotland Group plc
100,000	7.640%, 9/29/2017	54,000
	State Street Bank and Trust Company
70,000	0.454%, 3/15/2010[b]	70,307
	Suncorp-Metway, Ltd.
70,000	0.628%, 3/17/2010[b,c]	70,155
	SunTrust Bank
70,000	0.377%, 2/22/2010[b]	66,989
	TD Ameritrade Holding Corporation
70,000	4.150%, 12/1/2014	69,015
	US AgBank FCB
50,000	6.110%, 7/10/2012[c]	30,157
	Wachovia Corporation
70,000	0.406%, 3/1/2010[b]	69,189
60,000	7.574%, 8/1/2026	65,085
	Westfield Capital
40,000	4.375%, 11/15/2010[c]	41,100
	Westpac Banking Corporation
70,000	0.583%, 1/21/2010[b,c]	69,939

	Total Financials	2,007,919

Foreign (1.2%)
	Province of Ontario
75,000	0.717%, 2/22/2010[b]	75,743

	Total Foreign	75,743

Technology (0.8%)
	Amphenol Corporation
50,000	4.750%, 11/15/2014	50,018

	Total Technology	50,018

Transportation (2.0%)
	APL, Ltd.
25,000	8.000%, 1/15/2024	23,000
	Skyway Concession Company, LLC
50,000	0.531%, 3/30/2010[b,c]	44,841
	Toll Road Investors Partnership II, LP
800,000	Zero Coupon, 2/15/2043[c]	40,560
173,660	Zero Coupon, 2/15/2045[c]	13,912

	Total Transportation	122,313

U.S. Government and Agencies (17.8%)
	Federal Home Loan Banks
60,000	5.000%, 11/17/2017	64,903
	U.S. Department of Housing & Urban Development
1,000,000	3.440%, 8/1/2011	1,038,117

	Total U.S. Government and Agencies	1,103,020

U.S. Municipals (0.8%)
	Oakland, California Redevelopment Agency Tax Allocation Bonds (Central District Redevelopment)
50,000	5.252%, 9/1/2016[a]	48,194

	Total U.S. Municipals	48,194

	Total Long-Term Fixed Income (cost $5,215,233)	5,348,664

	Short-Term Investments (9.7%)[f]
	Federal Home Loan Bank Discount Notes
500,000	0.020%, 2/2/2010	499,991
100,000	0.200%, 3/17/2010[g]	99,959

	Total Short-Term Investments (at amortized cost)	599,950

	Total Investments (cost $5,815,183) 96.2%	$5,948,614

	Other Assets and Liabilities, Net 3.8%	235,324

	Total Net Assets 100.0%	$6,183,938

a	All or a portion of the security is insured or guaranteed.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of December 31, 2009

b	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2009, the value of these investments was $1,268,081 or 20.5% of total net assets.
d	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Partner Socially Responsible Bond Portfolio owned as of December 31, 2009.

Security	Acquisition Date	Amortized Cost
Glitnir Banki HF	5/1/2008	$46,572

e	In bankruptcy. Interest is not being accrued.
f	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
g	At December 31, 2009, $99,959 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$316,984
Gross unrealized depreciation	(183,553)

Net unrealized appreciation (depreciation)	$133,431

Cost for federal income tax purposes	$5,815,183

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Partner Socially Responsible Bond Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	481,585	—	481,585	—
Basic Materials	79,923	—	79,923	—
Capital Goods	134,888	—	134,888	—
Collateralized Mortgage Obligations	396,152	—	396,152	—
Communications Services	113,250	—	113,250	—
Consumer Cyclical	283,793	—	283,793	—
Consumer Non-Cyclical	210,859	—	210,859	—
Energy	241,007	—	241,007	—
Financials	2,007,919	—	2,007,919	—
Foreign	75,743	—	75,743	—
Technology	50,018	—	50,018	—
Transportation	122,313	—	122,313	—
U.S. Government and Agencies	1,103,020	—	1,103,020	—
U.S. Municipals	48,194	—	48,194	—
Short-Term Investments	599,950	—	599,950	—

Total	$5,948,614	$—	$5,948,614	$—

Other Financial Instruments*	($36,207)	($36,207)	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of December 31, 2009

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(17)	March 2010	($3,693,803)	($3,676,516)	$17,287
5-Yr. U.S. Treasury Bond Futures	(4)	March 2010	(468,275)	(457,531)	10,744
10-Yr. U.S. Treasury Bond Futures	14	March 2010	1,646,287	1,616,345	(29,942)
20-Yr. U.S. Treasury Bond Futures	6	March 2010	726,546	692,250	(34,296)
Total Futures Contracts					($36,207)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2009, for Partner Socially Responsible Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	28,031
Total Interest Rate Contracts		28,031

Total Asset Derivatives		$28,031

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	64,238
Total Interest Rate Contracts		64,238

Total Liability Derivatives		$64,238

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Partner Socially Responsible Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(35,228)
Total Interest Rate Contracts		(35,228)

Total		($35,228)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Partner Socially Responsible Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(4,452)
Total Interest Rate Contracts		(4,452)

Total		($4,452)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Partner Socially Responsible Bond Portfolio

Schedule of Investments as of December 31, 2009

The following table presents Partner Socially Responsible Bond Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Futures (Notional)	Futures (Percentage of Average Net Assets)
Interest Rate Contracts (Long position)	$1,895,556	28.7%
Interest Rate Contracts (Short position)	3,781,499	57.2%

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Partner Socially Responsible Bond Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$605,703	$8,375,257	$8,980,960	—	$—	$3,190
Total Value and Income Earned	605,703				—	3,190

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (96.1%)	Value
Asset-Backed Securities (2.1%)
	Capitalsource Commercial Loan Trust
$3,063,944	0.363%, 1/20/2010[a,b]	$2,827,898
	First Franklin Mortgage Loan Asset-Backed Certificates
783,874	0.321%, 1/25/2010[b]	769,778
	GE Capital Credit Card Master Note Trust
3,100,000	2.540%, 9/15/2014	3,102,477
	GMAC Mortgage Corporation Loan Trust
8,049,295	0.411%, 1/25/2010[b,c]	3,225,843
6,975,587	0.411%, 1/25/2010[b,c]	1,801,668
	IndyMac Seconds Asset-Backed Trust
919,430	0.401%, 1/25/2010[b,c]	178,959
	Merna Reinsurance, Ltd.
12,250,000	2.001%, 3/31/2010[b,d]	12,067,475
	Renaissance Home Equity Loan Trust
3,110,871	5.746%, 5/25/2036	2,355,825
2,000,000	6.011%, 5/25/2036	1,121,234

	Total Asset-Backed Securities	27,451,157

Basic Materials (4.8%)
	ArcelorMittal
2,500,000	9.000%, 2/15/2015	2,952,740
6,050,000	6.125%, 6/1/2018	6,242,607
	Arch Western Finance, LLC
1,900,000	6.750%, 7/1/2013	1,885,750
	Barrick Gold Corporation
2,585,000	6.950%, 4/1/2019	2,910,563
	Cascades, Inc.
750,000	7.750%, 12/15/2017[d]	757,500
250,000	7.875%, 1/15/2020[d]	253,750
	Domtar Corporation
1,250,000	7.125%, 8/15/2015	1,256,250
	Dow Chemical Company
1,950,000	5.900%, 2/15/2015	2,095,423
3,150,000	8.550%, 5/15/2019	3,758,406
	E.I. du Pont de Nemours & Company
3,125,000	3.250%, 1/15/2015	3,095,722
	FMG Finance, Pty., Ltd.
2,500,000	10.625%, 9/1/2016[d]	2,765,625
	Freeport-McMoRan Copper & Gold, Inc.
3,060,000	8.375%, 4/1/2017	3,350,700
	Georgia-Pacific, LLC
1,250,000	7.125%, 1/15/2017[d]	1,265,625
	International Paper Company
2,500,000	7.500%, 8/15/2021	2,801,178
1,250,000	7.300%, 11/15/2039	1,326,076
	Mosaic Global Holdings, Inc., Convertible
2,500,000	7.375%, 12/1/2014[d]	2,676,395
	Nalco Company
1,870,000	8.875%, 11/15/2013	1,926,100
	Newmont Mining Corporation
3,100,000	5.125%, 10/1/2019	3,101,448
	Noble Group, Ltd.
3,150,000	6.750%, 1/29/2020[d]	3,232,688

Basic Materials (4.8%) - continued
	NOVA Chemicals Corporation
1,250,000	8.625%, 11/1/2019[d]	1,271,875
	Peabody Energy Corporation
1,250,000	7.375%, 11/1/2016	1,289,063
	Rio Tinto Finance USA, Ltd.
1,200,000	9.000%, 5/1/2019	1,518,706
	Rio Tinto Finance, Ltd.
1,200,000	5.875%, 7/15/2013	1,294,844
3,285,000	6.500%, 7/15/2018	3,608,506
	Teck Resources, Ltd.
1,250,000	9.750%, 5/15/2014	1,442,188
620,000	10.250%, 5/15/2016	722,300
	Vale Overseas, Ltd.
3,125,000	6.875%, 11/10/2039	3,146,013

	Total Basic Materials	61,948,041

Capital Goods (2.8%)
	Allied Waste North America, Inc.
2,500,000	6.125%, 2/15/2014	2,543,460
	Case New Holland, Inc.
1,200,000	7.125%, 3/1/2014	1,218,000
	CRH America, Inc.
2,400,000	6.000%, 9/30/2016	2,506,706
1,900,000	8.125%, 7/15/2018	2,216,046
	Honeywell International, Inc.
3,400,000	5.300%, 3/1/2018	3,586,082
	Hutchinson Whampoa Finance, Ltd.
3,750,000	4.625%, 9/11/2015[d]	3,783,712
	John Deere Capital Corporation
3,300,000	5.350%, 4/3/2018	3,487,579
	L-3 Communications Corporation
1,250,000	5.875%, 1/15/2015	1,248,438
	Owens-Brockway Glass Container, Inc.
1,870,000	8.250%, 5/15/2013[e]	1,921,425
	Republic Services, Inc.
630,000	5.500%, 9/15/2019[d]	639,735
2,200,000	5.250%, 11/15/2021[d]	2,163,099
	Systems 2001 Asset Trust, LLC
2,794,674	6.664%, 9/15/2013[a]	2,851,858
	Textron, Inc.
2,500,000	6.200%, 3/15/2015	2,602,068
	Waste Management, Inc.
4,300,000	7.375%, 3/11/2019	4,961,838

	Total Capital Goods	35,730,046

Collateralized Mortgage Obligations (2.2%)
	Banc of America Mortgage Securities, Inc.
7,145,584	4.801%, 9/25/2035	5,786,465
	Bear Stearns Mortgage Funding Trust
1,936,256	0.371%, 1/25/2010[b]	375,870
	Countrywide Alternative Loan Trust
5,910,160	6.000%, 1/25/2037	4,090,877
	Deutsche Alt-A Securities, Inc.
3,763,454	1.001%, 1/1/2010[b]	2,036,552
	HomeBanc Mortgage Trust
3,334,682	5.989%, 4/25/2037	2,095,707

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (96.1%)	Value
Collateralized Mortgage Obligations (2.2%) - continued
	Merrill Lynch Mortgage Investors, Inc.
$5,289,990	4.875%, 6/25/2035	$4,544,662
	Wachovia Mortgage Loan Trust, LLC
4,435,341	5.549%, 5/20/2036	3,077,537
	Washington Mutual Mortgage Pass-Through Certificates
7,347,404	1.294%, 1/1/2010[b]	3,141,654
1,075,303	0.521%, 1/25/2010[b]	770,070
1,609,874	4.827%, 9/25/2035	1,454,491

	Total Collateralized Mortgage Obligations	27,373,885

Commercial Mortgage-Backed Securities (7.0%)
	Bear Stearns Commercial Mortgage Securities, Inc.
3,000,000	0.383%, 1/15/2010[a,b]	2,559,294
3,500,000	5.331%, 2/11/2044	3,020,409
	Citigroup Commercial Mortgage Trust
12,500,000	0.373%, 1/15/2010[b,d]	8,191,200
	Commercial Mortgage Pass-Through Certificates
271,372	0.333%, 1/15/2010[b,d]	269,481
2,000,000	0.363%, 1/15/2010[a,b]	1,595,730
4,750,000	0.413%, 1/15/2010[a,b]	3,928,112
	Credit Suisse Mortgage Capital Certificates
7,500,000	0.403%, 1/15/2010[b,d]	5,771,693
3,250,000	5.467%, 9/15/2039	2,783,700
	Crown Castle Towers, LLC
10,000,000	5.245%, 11/15/2036[d]	10,300,000
	Greenwich Capital Commercial Funding Corporation
10,750,000	5.867%, 12/10/2049	8,250,453
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
11,285,000	5.336%, 5/15/2047	9,787,108
	Merrill Lynch Mortgage Trust
8,625,000	5.441%, 1/12/2044	7,203,678
	Wachovia Bank Commercial Mortgage Trust
14,999,999	0.353%, 1/15/2010[a,b]	10,182,495
7,700,000	4.390%, 2/15/2036	7,668,907
2,000,000	5.765%, 7/15/2045	1,811,486
6,000,000	5.308%, 11/15/2048	5,630,094
	WaMu Commercial Mortgage Securities Trust
842,638	3.830%, 1/25/2035[d]	840,771

	Total Commercial Mortgage-Backed Securities	89,794,611

Communications Services (10.6%)
	Alltel Corporation
3,875,000	7.000%, 3/15/2016	4,372,364
	American Tower Corporation
2,200,000	4.625%, 4/1/2015[d]	2,225,201
	AT&T, Inc.
3,100,000	6.700%, 11/15/2013	3,497,566
2,000,000	6.400%, 5/15/2038	2,055,338
	CBS Corporation
1,240,000	8.875%, 5/15/2019	1,483,442
	CC Holdings GS V, LLC
1,550,000	7.750%, 5/1/2017[d]	1,650,750
	Cellco Partnership/Verizon Wireless Capital, LLC
3,100,000	5.550%, 2/1/2014	3,364,362
	Charter Communications Operating, LLC
2,500,000	8.000%, 4/30/2012[d]	2,568,750
	Cincinnati Bell, Inc.
1,870,000	8.250%, 10/15/2017[e]	1,898,050
	Citizens Communications Company
1,514,000	6.250%, 1/15/2013	1,517,785
	Clear Channel Worldwide Holdings, Inc.
1,880,000	9.250%, 12/15/2017[d]	1,936,400
	Comcast Corporation
3,100,000	6.500%, 1/15/2017	3,431,898
1,900,000	6.300%, 11/15/2017	2,079,012
2,900,000	5.700%, 5/15/2018	3,048,625
2,700,000	6.400%, 5/15/2038	2,778,376
	Cox Communications, Inc.
2,900,000	4.625%, 6/1/2013	3,015,675
1,230,000	5.450%, 12/15/2014	1,317,763
3,400,000	9.375%, 1/15/2019[d]	4,302,329
2,500,000	8.375%, 3/1/2039[d]	3,112,948
	Cricket Communications, Inc.
1,240,000	7.750%, 5/15/2016	1,236,900
	CSC Holdings, Inc.
1,250,000	7.625%, 7/15/2018	1,287,500
	Deutsche Telekom International Finance BV
5,500,001	6.750%, 8/20/2018	6,157,684
	DirecTV Holdings, LLC/DirecTV Financing Company, Inc.
2,490,000	7.625%, 5/15/2016	2,720,325
4,300,000	5.875%, 10/1/2019[d]	4,373,513
	Inmarsat Finance plc
470,000	7.375%, 12/1/2017[d]	480,575
	Intelsat Jackson Holdings, Ltd.
310,000	8.500%, 11/1/2019[d]	319,300
	Intelsat Subsidiary Holding Company, Ltd.
2,200,000	8.875%, 1/15/2015	2,277,000
	MetroPCS Wireless, Inc.
1,250,000	9.250%, 11/1/2014[e]	1,265,625
	New Cingular Wireless Services, Inc.
1,350,000	8.750%, 3/1/2031	1,744,617
	News America, Inc.
1,900,000	6.900%, 3/1/2019	2,140,854
1,900,000	5.650%, 8/15/2020[d,e]	1,978,383
2,140,000	6.400%, 12/15/2035	2,197,435
	Nextel Communications, Inc.
1,870,000	7.375%, 8/1/2015	1,818,575
	Qwest Communications International, Inc.
2,500,000	7.500%, 2/15/2014	2,509,375
	Qwest Corporation
600,000	8.375%, 5/1/2016	643,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (96.1%)	Value
Communications Services (10.6%) - continued
	Rogers Communications, Inc.
$3,200,000	7.500%, 3/15/2015	$3,737,584
2,450,000	6.800%, 8/15/2018	2,743,811
2,410,000	8.750%, 5/1/2032	3,030,004
	Sprint Capital Corporation
620,000	8.375%, 3/15/2012	641,700
	Telecom Italia Capital SA
2,750,000	5.250%, 10/1/2015	2,875,254
2,500,000	7.175%, 6/18/2019	2,787,158
	Telefonica SA
2,500,000	4.949%, 1/15/2015	2,672,350
2,500,000	5.877%, 7/15/2019	2,679,575
	Thomson Reuters Corporation
4,500,000	6.500%, 7/15/2018	5,086,106
	Time Warner Cable, Inc.
3,500,000	5.850%, 5/1/2017	3,677,359
2,500,000	8.250%, 4/1/2019	2,977,735
3,125,000	5.000%, 2/1/2020	3,030,409
2,600,000	6.750%, 6/15/2039	2,722,993
	Time Warner Entertainment Company, LP
1,850,000	8.375%, 3/15/2023	2,191,493
	UPC Germany GmbH
150,000	8.125%, 12/1/2017[d]	151,688
	UPC Holding BV
1,070,000	9.875%, 4/15/2018[d]	1,128,850
	Verizon Communications, Inc.
2,000,000	8.750%, 11/1/2018	2,498,038
3,150,000	8.950%, 3/1/2039	4,262,120
	Virgin Media Finance plc
1,270,000	9.500%, 8/15/2016	1,363,663
620,000	8.375%, 10/15/2019	637,825
	Wind Acquisition Finance SA
1,270,000	11.750%, 7/15/2017[d]	1,387,475

	Total Communications Services	135,090,985

Consumer Cyclical (4.8%)
	American Axle & Manufacturing Holdings, Inc.
150,000	9.250%, 1/15/2017[d]	152,250
	AOL Time Warner, Inc.
3,100,000	7.700%, 5/1/2032	3,640,439
	Corrections Corporation of America
1,870,000	6.250%, 3/15/2013	1,879,350
	CVS Caremark Corporation
3,100,000	6.600%, 3/15/2019	3,392,296
1,200,000	6.125%, 9/15/2039	1,189,319
	D.R. Horton, Inc.
2,900,000	5.375%, 6/15/2012	2,929,000
	Federated Retail Holdings, Inc.
630,000	5.350%, 3/15/2012	643,388
	FireKeepers Development Authority
1,240,000	13.875%, 5/1/2015[d]	1,407,400
	Ford Motor Company, Convertible
1,270,000	4.250%, 11/15/2016	1,592,263
	Ford Motor Credit Company, LLC
1,870,000	7.250%, 10/25/2011	1,888,498
1,480,000	8.000%, 6/1/2014	1,519,646
1,250,000	8.700%, 10/1/2014	1,306,865
	Hanesbrands, Inc.
250,000	8.000%, 12/15/2016	254,688
	Host Hotels and Resorts, LP, Convertible
630,000	2.500%, 10/15/2029[d]	673,313
	Hyatt Hotels Corporation
3,100,000	5.750%, 8/15/2015[d]	3,118,581
	J.C. Penney Corporation, Inc.
1,200,000	7.950%, 4/1/2017	1,311,000
	Macy’s Retail Holdings, Inc.
2,180,000	8.875%, 7/15/2015	2,403,450
	MGM MIRAGE
1,550,000	10.375%, 5/15/2014[d]	1,681,750
	Mohegan Tribal Gaming Authority
1,870,000	11.500%, 11/1/2017[d]	1,907,400
	Nissan Motor Acceptance Corporation
4,100,000	5.625%, 3/14/2011[d]	4,183,319
	Rite Aid Corporation
1,250,000	9.500%, 6/15/2017	1,087,500
	Speedway Motorsports, Inc.
1,250,000	8.750%, 6/1/2016	1,318,750
	Time Warner, Inc.
3,100,000	5.875%, 11/15/2016[e]	3,346,475
	Toll Bros Finance Corporation
3,100,000	6.750%, 11/1/2019	3,036,121
	Toys R Us Property Company I, LLC
1,250,000	10.750%, 7/15/2017[d]	1,368,750
	Universal City Development Partners, Ltd.
1,870,000	8.875%, 11/15/2015[d]	1,830,263
	Viacom, Inc.
4,300,000	6.250%, 4/30/2016	4,686,492
	Volvo Treasury AB
3,100,000	5.950%, 4/1/2015[d]	3,198,933
	Wal-Mart Stores, Inc.
3,025,000	5.875%, 4/5/2027	3,170,741
	WMG Acquisition Corporation
1,250,000	9.500%, 6/15/2016[d]	1,339,063

	Total Consumer Cyclical	61,457,303

Consumer Non-Cyclical (5.7%)
	Altria Group, Inc.
1,200,000	8.500%, 11/10/2013	1,386,756
3,000,000	9.700%, 11/10/2018	3,708,501
2,500,000	9.950%, 11/10/2038	3,258,775
	AmerisourceBergen Corporation
3,000,000	5.875%, 9/15/2015	3,269,460
	Anheuser-Busch InBev Worldwide, Inc.
3,125,000	5.375%, 11/15/2014[d]	3,308,613
1,900,000	6.875%, 11/15/2019[d]	2,121,130
3,750,000	5.375%, 1/15/2020[d]	3,825,971
	Boston Scientific Corporation
1,900,000	4.500%, 1/15/2015	1,903,878
1,875,000	6.000%, 1/15/2020	1,915,832
	Cargill, Inc.
4,600,000	5.600%, 9/15/2012[d]	4,948,072
	Constellation Brands, Inc.
2,500,000	7.250%, 5/15/2017	2,534,375

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (96.1%)	Value
Consumer Non-Cyclical (5.7%) - continued
	DaVita, Inc.
$ 630,000	6.625%, 3/15/2013	$631,575
1,250,000	7.250%, 3/15/2015	1,253,125
	Del Monte Corporation
1,250,000	7.500%, 10/15/2019[d]	1,287,500
	General Mills, Inc.
3,500,000	5.650%, 9/10/2012	3,807,570
4,600,000	5.200%, 3/17/2015	4,908,858
	HCA, Inc.
1,240,000	6.750%, 7/15/2013	1,221,400
1,250,000	9.625%, 11/15/2016	1,353,125
2,490,000	8.500%, 4/15/2019[d]	2,682,975
	Kroger Company
2,500,000	6.400%, 8/15/2017	2,731,060
1,625,000	6.150%, 1/15/2020	1,739,153
	McKesson Corporation
1,600,000	7.500%, 2/15/2019	1,897,413
	Novartis Securities Investment, Ltd.
2,850,000	5.125%, 2/10/2019	2,993,999
	Pinnacle Foods Finance, LLC/Pinnacle Foods Finance Corporation
310,000	9.250%, 4/1/2015[d]	314,650
	Roche Holdings, Inc.
5,000,000	6.000%, 3/1/2019[d]	5,494,254
	Safeway, Inc.
1,600,000	6.350%, 8/15/2017	1,751,138
	Smithfield Foods, Inc.
1,250,000	10.000%, 7/15/2014[d]	1,356,250
	SUPERVALU, Inc.
1,270,000	7.500%, 11/15/2014	1,285,875
	Tenet Healthcare Corporation
1,870,000	10.000%, 5/1/2018[d]	2,094,400
	U.S. Oncology, Inc.
1,230,000	9.125%, 8/15/2017	1,291,500

	Total Consumer Non-Cyclical	72,277,183

Energy (8.5%)
	Anadarko Petroleum Corporation
1,100,000	5.750%, 6/15/2014	1,192,024
1,900,000	5.950%, 9/15/2016	2,055,224
	Cenovus Energy, Inc.
1,750,000	4.500%, 9/15/2014[d]	1,806,432
2,500,000	6.750%, 11/15/2039[d]	2,725,135
	CenterPoint Energy Resources Corporation
6,850,000	6.125%, 11/1/2017	7,077,618
	Chesapeake Energy Corporation
2,500,000	6.500%, 8/15/2017	2,450,000
	Enbridge Energy Partners, LP
1,900,000	8.050%, 10/1/2037	1,766,360
	Energy Transfer Partners, LP
5,900,000	6.700%, 7/1/2018	6,317,129
	Enterprise Products Operating, LLC
3,725,000	5.600%, 10/15/2014	3,966,492
4,000,000	6.300%, 9/15/2017	4,306,092
	EQT Corporation
1,300,000	8.125%, 6/1/2019	1,501,985
	Ferrellgas Partners, LP
1,870,000	6.750%, 5/1/2014	1,841,950
	Kinder Morgan Energy Partners, LP
3,100,000	5.800%, 3/1/2021	3,197,442
	Magellan Midstream Partners, LP
2,700,000	6.450%, 6/1/2014	2,954,232
	McJunkin Red Man Corporation
1,250,000	9.500%, 12/15/2016[d]	1,221,875
	Nexen, Inc.
3,075,000	6.400%, 5/15/2037	3,098,115
	Noble Energy, Inc.
3,100,000	8.250%, 3/1/2019	3,708,781
	ONEOK Partners, LP
1,000,000	8.625%, 3/1/2019	1,206,793
3,250,000	6.850%, 10/15/2037	3,398,821
	PetroHawk Energy Corporation
2,200,000	10.500%, 8/1/2014	2,403,500
	Petroleos Mexicanos
3,100,000	4.875%, 3/15/2015[d]	3,088,530
	Petroleum Company of Trindad & Tobago, Ltd.
1,250,000	9.750%, 8/14/2019[d]	1,398,438
	Pioneer Natural Resources Company
2,500,000	6.875%, 5/1/2018	2,473,550
1,260,000	7.500%, 1/15/2020	1,260,572
	Plains All American Pipeline, LP
3,150,000	6.500%, 5/1/2018	3,368,569
	Plains Exploration & Production Company
1,870,000	8.625%, 10/15/2019	1,921,425
	Premcor Refining Group, Inc.
2,500,000	6.125%, 5/1/2011	2,602,610
2,800,000	6.750%, 5/1/2014	2,857,064
	Pride International, Inc.
1,250,000	7.375%, 7/15/2014	1,290,625
	Tesoro Corporation
1,250,000	9.750%, 6/1/2019	1,293,750
	Transcontinental Gas Pipe Line Corporation
3,000,000	8.875%, 7/15/2012	3,438,501
900,000	6.400%, 4/15/2016	981,775
	Transocean, Inc.
4,200,000	6.000%, 3/15/2018	4,481,152
	Weatherford International, Ltd.
3,100,000	6.000%, 3/15/2018	3,121,592
	Western Oil Sands, Inc.
3,100,000	8.375%, 5/1/2012	3,469,988
	Williams Companies, Inc.
3,100,000	8.750%, 1/15/2020	3,698,210
	Woodside Finance, Ltd.
3,125,000	4.500%, 11/10/2014[d]	3,152,863
	XTO Energy, Inc.
3,100,000	5.300%, 6/30/2015	3,395,064
2,500,000	6.750%, 8/1/2037	2,944,730

	Total Energy	108,435,008

Financials (26.5%)
	Abbey National Capital Trust I
3,090,000	8.963%, 6/30/2030	2,973,254
	Abbey National Treasury Services plc
2,500,000	3.875%, 11/10/2014[d]	2,508,898

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (96.1%)	Value
Financials (26.5%) - continued
	Aflac, Inc.
$2,500,000	6.900%, 12/17/2039	$2,462,905
	AMB Property, LP
3,125,000	6.625%, 12/1/2019	3,065,091
	American Express Centurion Bank
2,800,000	5.550%, 10/17/2012	2,994,401
	American Express Credit Corporation
1,650,000	7.300%, 8/20/2013	1,854,404
2,500,000	5.125%, 8/25/2014	2,634,333
	American International Group, Inc.
2,450,000	8.250%, 8/15/2018	2,300,183
	Associates Corporation of North America
3,800,000	6.950%, 11/1/2018	3,842,191
	AXA SA
3,900,000	6.463%, 12/14/2018[d]	3,022,500
	Bank of America Corporation
3,000,000	6.000%, 9/1/2017	3,113,772
1,900,000	8.000%, 1/30/2018	1,829,206
3,100,000	5.650%, 5/1/2018	3,148,397
2,400,000	8.125%, 5/15/2018	2,310,576
	Barclays Bank plc
1,575,000	5.200%, 7/10/2014	1,669,513
3,700,000	7.434%, 12/15/2017[d]	3,367,000
1,900,000	6.750%, 5/22/2019	2,119,321
	Bear Stearns Companies, Inc.
1,900,000	6.400%, 10/2/2017	2,071,154
	BlackRock, Inc.
2,500,000	5.000%, 12/10/2019	2,456,703
	BNP Paribas SA
3,350,000	5.186%, 6/29/2015[d]	2,761,790
	Boston Properties, Inc.
3,750,000	5.875%, 10/15/2019	3,761,741
	Cantor Fitzgerald, LP
1,700,000	7.875%, 10/15/2019[d]	1,663,714
	Capital One Capital V
1,925,000	10.250%, 8/15/2039	2,237,813
	Capital One Financial Corporation
1,250,000	7.375%, 5/23/2014[e]	1,415,290
1,500,000	6.150%, 9/1/2016	1,506,773
1,200,000	6.750%, 9/15/2017	1,291,280
	CDP Financial, Inc.
5,050,000	3.000%, 11/25/2014[d]	4,927,841
	CIGNA Corporation
4,000,000	6.350%, 3/15/2018	4,026,876
	CIT Group, Inc.
201,351	7.000%, 5/1/2013	187,760
302,027	7.000%, 5/1/2014	280,508
302,027	7.000%, 5/1/2015	270,314
503,379	7.000%, 5/1/2016	442,974
704,731	7.000%, 5/1/2017	611,354
	Citigroup, Inc.
2,500,000	6.500%, 8/19/2013	2,662,983
2,500,000	5.000%, 9/15/2014	2,410,060
3,125,000	6.010%, 1/15/2015	3,190,931
2,700,000	8.500%, 5/22/2019	3,117,833
	CME Group, Inc.
6,300,001	5.400%, 8/1/2013	6,799,047
	CNA Financial Corporation
1,275,000	7.350%, 11/15/2019	1,276,488
	Commonwealth Bank of Australia
3,100,000	5.000%, 10/15/2019[d]	3,077,776
	Corestates Capital Trust I
3,000,000	8.000%, 12/15/2026[d]	2,934,354
	Coventry Health Care, Inc.
1,800,000	5.875%, 1/15/2012	1,825,774
	Credit Agricole SA
3,600,000	6.637%, 5/31/2017[d]	2,916,000
	Credit Suisse/New York, NY
4,500,000	6.000%, 2/15/2018	4,708,521
	Developers Diversified Realty Corporation
1,250,000	5.375%, 10/15/2012	1,174,819
	Discover Bank
1,875,000	8.700%, 11/18/2019	2,008,789
	Endurance Specialty Holdings, Ltd.
4,200,000	6.150%, 10/15/2015	4,383,821
	ERP Operating, LP
2,500,000	5.125%, 3/15/2016	2,437,055
1,900,000	5.750%, 6/15/2017	1,900,215
	Fifth Third Bancorp
2,800,000	5.450%, 1/15/2017	2,506,666
	FMR, LLC
3,250,000	5.350%, 11/15/2021[d]	3,101,703
	GATX Corporation
1,875,000	4.750%, 10/1/2012	1,914,634
	General Electric Capital Corporation
2,800,000	5.625%, 9/15/2017	2,884,644
1,900,000	6.000%, 8/7/2019	1,972,240
1,550,000	6.875%, 1/10/2039	1,600,662
4,500,000	6.375%, 11/15/2067	3,903,750
	General Motors Acceptance Corporation, LLC
1,200,000	7.250%, 3/2/2011[d]	1,188,000
2,500,000	6.875%, 9/15/2011[d]	2,462,500
	Goldman Sachs Group, Inc.
5,500,000	5.125%, 1/15/2015	5,779,141
2,500,000	5.350%, 1/15/2016	2,596,663
1,600,000	5.950%, 1/18/2018	1,689,557
1,300,000	6.750%, 10/1/2037	1,336,253
	HSBC Capital Funding, LP/Jersey Channel Islands
3,100,000	9.547%, 6/30/2010[d]	3,193,000
	HSBC Holdings plc
2,200,000	6.800%, 6/1/2038	2,387,596
	International Lease Finance Corporation
3,250,000	5.750%, 6/15/2011	2,986,100
1,900,000	5.300%, 5/1/2012	1,613,892
	J.P. Morgan Chase & Company
2,800,000	5.750%, 1/2/2013	2,986,166
6,100,000	7.900%, 4/30/2018	6,291,905
3,100,000	6.300%, 4/23/2019	3,410,239
	J.P. Morgan Chase Capital XXVII
3,100,000	7.000%, 11/1/2039	3,126,390
	Keybank National Association
3,250,000	5.500%, 9/17/2012	3,360,705
	LBG Capital No. 1 PLC
3,100,000	7.875%, 11/1/2020	2,495,500
	Liberty Property, LP
2,840,000	5.500%, 12/15/2016	2,621,755

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (96.1%)	Value
Financials (26.5%) - continued
	Lincoln National Corporation
$1,250,000	6.250%, 2/15/2020	$1,231,850
	Lukoil International Finance BV
3,100,000	6.375%, 11/5/2014[d]	3,185,250
	Macquarie Group, Ltd.
2,500,000	7.300%, 8/1/2014[d]	2,701,165
1,250,000	7.625%, 8/13/2019[d]	1,392,375
	Merrill Lynch & Company, Inc.
5,000,000	5.450%, 2/5/2013	5,261,354
3,100,000	6.875%, 4/25/2018	3,340,058
3,000,000	7.750%, 5/14/2038	3,296,217
	MetLife Capital Trust X
3,000,000	9.250%, 4/8/2038[d]	3,390,000
	MetLife, Inc.
3,200,000	6.817%, 8/15/2018	3,564,022
	Morgan Stanley
4,400,000	4.750%, 4/1/2014	4,425,287
3,125,000	4.200%, 11/20/2014	3,127,181
1,900,000	5.450%, 1/9/2017	1,920,360
2,450,000	6.625%, 4/1/2018	2,648,862
3,100,000	5.625%, 9/23/2019	3,122,661
	MUFG Capital Finance 1, Ltd.
5,130,000	6.346%, 7/25/2016	4,669,049
	National City Bank
3,100,000	5.800%, 6/7/2017	3,099,650
	Nationwide Health Properties, Inc.
5,150,000	6.250%, 2/1/2013	5,245,588
	New York Life Insurance Company
2,500,000	6.750%, 11/15/2039[d]	2,556,675
	Nordea Bank AB
2,500,000	3.700%, 11/13/2014[d]	2,495,180
	Preferred Term Securities XXIII, Ltd.
5,571,264	0.454%, 3/22/2010[a,b]	2,507,069
	ProLogis
1,170,000	5.500%, 4/1/2012	1,184,467
2,600,000	5.625%, 11/15/2015	2,472,311
1,875,000	7.375%, 10/30/2019	1,849,509
	Prudential Financial, Inc.
1,550,000	3.625%, 9/17/2012	1,572,929
1,250,000	6.200%, 1/15/2015	1,344,841
2,900,000	6.000%, 12/1/2017	2,991,945
1,120,000	5.700%, 12/14/2036	1,011,948
	QBE Insurance Group, Ltd.
1,680,000	9.750%, 3/14/2014[d]	1,900,557
	Rabobank Nederland
1,250,000	11.000%, 6/30/2019[d]	1,524,068
	Regency Centers, LP
2,500,000	5.875%, 6/15/2017	2,313,495
	Reinsurance Group of America, Inc.
4,785,000	5.625%, 3/15/2017	4,618,257
	Resona Bank, Ltd.
6,000,000	5.850%, 4/15/2016[d]	5,236,668
	Royal Bank of Scotland Group plc
1,875,000	6.400%, 10/21/2019	1,868,981
	Royal Bank of Scotland plc
3,150,000	4.875%, 8/25/2014[d]	3,193,108
	Simon Property Group, LP
1,575,000	6.750%, 5/15/2014	1,678,446
2,280,000	5.750%, 12/1/2015	2,325,035
1,250,000	10.350%, 4/1/2019	1,570,084
	SLM Corporation
1,800,000	4.500%, 7/26/2010	1,793,552
2,300,000	5.400%, 10/25/2011	2,297,969
	Swiss RE Capital I, LP
4,200,000	6.854%, 5/25/2016[d]	3,394,860
	TD Ameritrade Holding Corporation
3,775,000	5.600%, 12/1/2019	3,749,949
	Travelers Companies, Inc.
995,000	6.250%, 6/15/2037	1,051,816
	Travelers Property Casualty Corporation
1,100,000	5.000%, 3/15/2013	1,153,419
	UnitedHealth Group, Inc.
2,500,000	6.500%, 6/15/2037	2,465,245
	Unum Group
2,500,000	7.125%, 9/30/2016	2,590,235
	USB Capital XIII Trust
3,150,000	6.625%, 12/15/2039	3,201,471
	Wachovia Bank NA
2,025,000	4.875%, 2/1/2015	2,068,100
	Wachovia Capital Trust III
3,585,000	5.800%, 3/15/2011	2,742,525
	Wachovia Corporation
2,500,000	5.250%, 8/1/2014	2,588,153
	WEA Finance, LLC
1,500,000	7.125%, 4/15/2018[d]	1,640,007
	WEA Finance, LLC/WT Finance Australia, Pty Ltd.
1,850,000	7.500%, 6/2/2014[d]	2,081,796
	Wells Fargo & Company
1,900,000	7.980%, 3/15/2018	1,904,750
	Westpac Banking Corporation
3,100,000	4.200%, 2/27/2015	3,151,063
1,925,000	4.875%, 11/19/2019	1,899,985
	Willis North America, Inc.
4,600,000	6.200%, 3/28/2017	4,560,090
1,900,000	7.000%, 9/29/2019	1,934,686
	XL Capital, Ltd.
3,100,000	6.250%, 5/15/2027	2,818,991

	Total Financials	340,289,121

Foreign (1.9%)
	Abu Dhabi National Energy Company
1,600,000	6.250%, 9/16/2019[d]	1,549,843
	Brazil Government International Bond
3,150,000	5.625%, 1/7/2041	2,968,875
	Corporacion Andina de Fomento
2,000,000	8.125%, 6/4/2019	2,310,964
	Export-Import Bank of Korea
1,575,000	5.875%, 1/14/2015	1,690,151
	Korea Expressway Corporation
1,250,000	4.500%, 3/23/2015[d]	1,273,600
	Kreditanstalt fuer Wiederaufbau
5,000,000	4.000%, 10/15/2013	5,261,966
	Petrobras International Finance Company
2,050,000	5.750%, 1/20/2020	2,085,438
	Qatar Government International Bond
3,800,000	5.250%, 1/20/2020[d]	3,828,500

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (96.1%)	Value
Foreign (1.9%) - continued
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
$1,250,000	5.500%, 9/30/2014[d]	$1,309,555
1,600,000	5.832%, 9/30/2016[d]	1,675,536

	Total Foreign	23,954,428

Mortgage-Backed Securities (4.1%)
	Federal National Mortgage Association Conventional 30Yr. Pass Through
22,750,000	5.500%, 1/1/2040[f]	23,812,857
19,000,000	6.000%, 1/1/2040[f]	20,122,178
8,000,000	6.500%, 1/1/2040[f]	8,567,504

	Total Mortgage-Backed Securities	52,502,539

Technology (1.5%)
	Affiliated Computer Services, Inc.
3,100,000	5.200%, 6/1/2015	3,196,874
	CA, Inc.
3,075,000	5.375%, 12/1/2019	3,092,250
	International Game Technology
2,850,000	7.500%, 6/15/2019	3,088,346
	JDA Software Group, Inc.
310,000	8.000%, 12/15/2014[d]	316,200
	Oracle Corporation
1,900,000	5.000%, 7/8/2019	1,959,461
1,900,000	6.125%, 7/8/2039	1,995,067
	Seagate Technology HDD Holdings
1,870,000	6.800%, 10/1/2016	1,809,225
	SunGard Data Systems, Inc.
1,300,000	9.125%, 8/15/2013	1,332,500
	Xerox Corporation
1,250,000	4.250%, 2/15/2015	1,241,286
950,000	5.625%, 12/15/2019	948,674

	Total Technology	18,979,883

Transportation (2.8%)
	American Airlines Pass Through Trust
1,900,000	10.375%, 7/2/2019	2,099,500
	Continental Airlines, Inc.
1,125,000	7.250%, 11/10/2019	1,144,688
2,150,000	5.983%, 4/19/2022	2,074,750
	CSX Corporation
3,100,000	7.900%, 5/1/2017	3,590,980
	Delta Air Lines, Inc.
2,600,000	7.111%, 9/18/2011	2,622,750
1,250,000	9.500%, 9/15/2014[d]	1,298,438
1,550,000	7.750%, 12/17/2019	1,581,000
	FedEx Corporation
3,342,903	6.845%, 1/15/2019	3,399,943
3,121,535	6.720%, 1/15/2022	3,287,209
	Kansas City Southern de Mexico SA de CV
2,180,000	7.375%, 6/1/2014	2,125,500
	Navios Maritime Holdings, Inc.
1,510,000	8.875%, 11/1/2017[d]	1,568,513
	Union Pacific Corporation
3,100,000	5.450%, 1/31/2013	3,335,845
2,600,000	5.700%, 8/15/2018	2,723,495
	United Air Lines, Inc.
2,800,000	10.400%, 11/1/2016	2,950,500
1,800,000	9.750%, 1/15/2017	1,836,000

	Total Transportation	35,639,111

U.S. Government and Agencies (4.2%)
	Federal National Mortgage Association
13,000,000	5.250%, 8/1/2012[g,h]	13,872,690
	U.S. Treasury Bonds
2,000,000	6.250%, 8/15/2023	2,388,750
	U.S. Treasury Notes
7,200,000	2.750%, 2/28/2013	7,418,246
3,100,000	2.625%, 6/30/2014	3,122,525
3,300,000	3.250%, 5/31/2016	3,313,665
5,165,000	4.000%, 8/15/2018	5,275,159
6,200,000	2.750%, 2/15/2019	5,707,875
	U.S. Treasury Notes, TIPS
5,352,050	2.500%, 7/15/2016	5,828,297
3,198,766	1.625%, 1/15/2018	3,274,487
3,138,502	1.875%, 7/15/2019	3,257,668

	Total U.S. Government and Agencies	53,459,362

Utilities (6.6%)
	AES Corporation
1,850,000	8.000%, 6/1/2020	1,882,375
	Cleveland Electric Illuminating Company
1,775,000	5.700%, 4/1/2017	1,807,126
	Columbus Southern Power Company
2,400,000	6.050%, 5/1/2018	2,529,024
	Commonwealth Edison Company
3,500,000	7.500%, 7/1/2013	3,877,733
1,500,000	6.150%, 9/15/2017	1,624,523
	Consolidated Natural Gas Company
1,550,000	5.000%, 12/1/2014	1,650,766
	Dominion Resources, Inc.
950,000	5.200%, 8/15/2019	964,812
	DTE Energy Company
2,500,000	6.375%, 4/15/2033	2,351,145
	El Paso Corporation
2,170,000	8.250%, 2/15/2016	2,316,475
	Enel Finance International SA
1,875,000	3.875%, 10/7/2014[d]	1,897,832
	Exelon Generation Company, LLC
1,050,000	5.200%, 10/1/2019	1,050,469
	Florida Power Corporation
2,000,000	6.400%, 6/15/2038	2,183,586
	Illinois Power Company
3,200,000	6.125%, 11/15/2017	3,379,626
	ITC Holdings Corporation
3,000,000	5.875%, 9/30/2016[d]	3,029,880
4,000,000	6.050%, 1/31/2018[d]	4,039,659
	MidAmerican Energy Holdings Company
2,400,000	6.125%, 4/1/2036	2,458,063
3,350,000	6.500%, 9/15/2037	3,602,526

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (96.1%)	Value
Utilities (6.6%) - continued
	Mirant Americas Generation, LLC
$1,250,000	8.300%, 5/1/2011	$1,281,250
	National Rural Utilities Cooperative Finance Corporation
2,500,000	3.875%, 9/16/2015	2,523,070
	Nevada Power Company
2,800,000	6.750%, 7/1/2037	2,986,150
	NiSource Finance Corporation
2,800,000	6.400%, 3/15/2018	2,910,219
1,550,000	6.125%, 3/1/2022	1,581,851
	NRG Energy, Inc.
1,500,000	7.375%, 2/1/2016	1,501,875
	Ohio Edison Company
1,550,000	6.875%, 7/15/2036	1,655,569
	Ohio Power Company
2,200,000	5.375%, 10/1/2021	2,205,885
	Pennsylvania Electric Company
3,700,000	5.200%, 4/1/2020	3,644,067
	Power Contract Financing, LLC
355,954	6.256%, 2/1/2010[a]	355,898
	Power Receivables Finance, LLC
1,672,917	6.290%, 1/1/2012[a]	1,705,522
	Progress Energy, Inc.
1,075,000	7.000%, 10/30/2031	1,171,395
	PSEG Power, LLC
4,799,999	5.000%, 4/1/2014	4,958,020
	RRI Energy, Inc.
903,000	6.750%, 12/15/2014	921,060
	Southern Star Central Corporation
3,600,000	6.750%, 3/1/2016	3,474,000
	Southwestern Public Service Company
2,770,000	6.000%, 10/1/2036	2,754,721
	TransAlta Corporation
1,550,000	4.750%, 1/15/2015	1,560,790
	Union Electric Company
2,900,000	6.400%, 6/15/2017	3,122,929
	Virginia Electric and Power Company
1,300,000	5.950%, 9/15/2017	1,408,748
1,300,000	6.350%, 11/30/2037	1,418,988

	Total Utilities	83,787,627

	Total Long-Term Fixed Income (cost $1,219,892,280)	1,228,170,290

Shares	Mutual Funds (1.4%)
Fixed Income Mutual Funds (1.4%)
3,779,609	Thrivent High Yield Fund	17,310,611

	Total Fixed Income Mutual Funds	17,310,611

	Total Mutual Funds (cost $13,300,000)	17,310,611

	Preferred Stock (0.2%)
Financials (0.2%)
22,000	Citigroup, Inc., Convertible,
	7.500%[i]	2,295,480
359,990	Federal National Mortgage Association, 8.250%[i]	395,989
167	GMAC, Inc., 7.000%[d,i]	110,074

	Total Financials	2,801,543

	Total Preferred Stock (cost $9,220,736)	2,801,543

	Common Stock (<0.1%)
Financials (<0.1%)
17,331	CIT Group, Inc.[i]	478,509

	Total Financials	478,509

	Total Common Stock (cost $554,987)	478,509

	Collateral Held for Securities Loaned (0.6%)
7,956,950	Thrivent Financial Securities Lending Trust	7,956,950

	Total Collateral Held for Securities Loaned (cost $7,956,950)	7,956,950

Principal Amount	Short-Term Investments (5.2%)[j]
	Chariot Funding, LLC
1,240,000	0.050%, 1/4/2010	1,239,995
	Federal Home Loan Bank Discount Notes
10,000,000	0.030%, 1/15/2010	9,999,883
2,000,000	0.025%, 1/22/2010	1,999,971
4,670,000	0.050%, 2/12/2010	4,669,728
11,090,000	0.060%, 2/24/2010	11,089,002
150,000	0.200%, 3/17/2010[h]	149,939
	Federal Home Loan Mortgage Corporation Discount Notes
3,220,000	0.050%, 2/16/2010	3,219,794
	Federal National Mortgage Association Discount Notes
5,555,000	0.055%, 2/1/2010	5,554,737
1,250,000	0.030%, 2/4/2010	1,249,965
27,000,000	0.050%, 2/16/2010	26,998,274

	Total Short-Term Investments (at amortized cost)	66,171,288

	Total Investments (cost $1,317,096,241) 103.5%	$1,322,889,191

	Other Assets and Liabilities, Net (3.5%)	(44,733,476)

	Total Net Assets 100.0%	$1,278,155,715

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2009

a	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Income Portfolio owned as of December 31, 2009.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$3,000,000
Capitalsource Commercial Loan Trust	4/5/2007	3,063,944
Commercial Mortgage Pass- Through Certificates	5/2/2007	4,750,000
Commercial Mortgage Pass- Through Certificates	10/18/2006	2,000,000
Power Contract Financing, LLC	6/11/2003	355,898
Power Receivables Finance, LLC	9/30/2003	1,672,425
Preferred Term Securities XXIII, Ltd.	9/14/2006	5,571,263
Systems 2001 Asset Trust, LLC	6/4/2001	2,794,674
Wachovia Bank Commercial Mortgage Trust	4/25/2007	15,000,661

b	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
c	All or a portion of the security is insured or guaranteed.
d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2009, the value of these investments was $237,269,311 or 18.6% of total net assets.
e	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	At December 31, 2009, $3,734,955 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
h	At December 31, 2009, $740,237 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.
i	Non-income producing security.
j	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$66,379,598
Gross unrealized depreciation	(60,808,950)

Net unrealized appreciation (depreciation)	$5,570,648

Cost for federal income tax purposes	$1,317,318,543

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Income Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	27,451,157	—	15,383,682	12,067,475
Basic Materials	61,948,041	—	61,948,041	—
Capital Goods	35,730,046	—	35,730,046	—
Collateralized Mortgage Obligations	27,373,885	—	27,373,885	—
Commercial Mortgage-Backed Securities	89,794,611	—	79,494,611	10,300,000
Communications Services	135,090,985	—	135,090,985	—
Consumer Cyclical	61,457,303	—	61,457,303	—
Consumer Non-Cyclical	72,277,183	—	72,277,183	—
Energy	108,435,008	—	108,435,008	—
Financials	340,289,121	—	337,782,052	2,507,069
Foreign	23,954,428	—	23,954,428	—
Mortgage-Backed Securities	52,502,539	—	52,502,539	—
Technology	18,979,883	—	18,979,883	—
Transportation	35,639,111	—	21,329,923	14,309,188
U.S. Government and Agencies	53,459,362	—	53,459,362	—
Utilities	83,787,627	—	83,787,627	—
Mutual Funds
Fixed Income Mutual Funds	17,310,611	17,310,611	—	—
Preferred Stock
Financials	2,801,543	2,691,469	110,074	—
Common Stock
Financials	478,509	478,509	—	—
Collateral Held for Securities Loaned	7,956,950	7,956,950	—	—
Short-Term Investments	66,171,288	—	66,171,288	—
Total	$1,322,889,191	$28,437,539	$1,255,267,920	$39,183,732

Other Financial Instruments*	$1,651,067	$1,320,728	$330,339	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Income Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers in and/or (Out of) Level 3	Value December 31, 2009
Long-Term Fixed Income
Asset-Backed Securities	11,076,438	—	—	1,007,111	(16,074)	—	12,067,475
Commercial Mortgage- Backed Securities	8,315,400	—	—	1,984,600	—	—	10,300,000
Financials	4,464,909	44,252	12,992	698,317	(812,844)	(1,900,557)	2,507,069
Transportation	16,416,728	(35,326)	(2,539,466)	5,683,679	(5,216,427)	—	14,309,188
U.S. Government and Agencies	6,794,998	—	(393,718)	363,518	(6,764,798)	—	—
Preferred Stock
Financials	52,563	—	—	57,511	—	(110,074)	—

Total	$47,121,036	$8,926	($2,920,192)	$9,794,736	($12,810,143)	($2,010,631)	$39,183,732

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	315	March 2010	$68,454,241	$68,123,674	($330,567)
5-Yr. U.S. Treasury Bond Futures	(295)	March 2010	(34,283,632)	(33,742,929)	540,703
10-Yr. U.S. Treasury Bond Futures	(1,475)	March 2010	(174,783,001)	(170,293,367)	4,489,634
20-Yr. U.S. Treasury Bond Futures	695	March 2010	83,564,666	80,185,624	(3,379,042)
Total Futures Contracts					$1,320,728

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2009

Credit Default Swaps and Counterparty	Buy/Sell Protection[1]	Termination Date	Notional Principal Amount[2]	Upfront Payments Received (Made)	Value[3]	Unrealized Gain/(Loss)
CDX IG, Series 12, 5 Year, at 1.00%; Bank of America	Sell	6/20/2014	$9,603,000	$257,809	$72,530	$330,339
Total Credit Default Swaps					$72,530	$330,339

1	As the buyer of protection, Income Portfolio pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. As the seller of protection, Income Portfolio collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity.
2	The maximum potential amount of future payments Income Portfolio could be required to make as the seller or receive as the buyer of protection.
3	The market values for credit indexes (CDX or LCDX) serve as an indicator of the current status of the payment/performance risk and represent the liability or profit for the credit default swap contract had the contract been closed as of the reporting date. When protection has been sold, the market value of the swap will increase when the swap spread declines representing an improvement in the reference entity’s credit worthiness. The market value of the swap will decrease when the swap spread increases representing a deterioration in the reference entity’s credit worthiness.

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2009, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	5,030,337
Total Interest Rate Contracts		5,030,337
Credit Contracts
Credit Default Swaps	Receivable/Payable - Swap agreements, at value; Net Assets - Net unrealized appreciation/(depreciation) on Swap agreements	330,339
Total Credit Contracts		330,339

Total Asset Derivatives		$5,360,676

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	3,709,609
Total Interest Rate Contracts		3,709,609

Total Liability Derivatives		$3,709,609

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Futures	Net realized gains/(losses) on Futures contracts	(9,419,864)
Total Interest Rate Contracts		(9,419,864)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(10,002,259)
Total Credit Contracts		(10,002,259)

Total		($19,422,123)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Income Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Income Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	6,469,831
Total Interest Rate Contracts		6,469,831
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	5,595,892
Total Credit Contracts		5,595,892

Total		$12,065,723

The following table presents Income Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)
Interest Rate Contracts	$317,121,777	27.6%	N/A	N/A
Credit Contracts	N/A	N/A	$17,706,563	1.5%

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Income Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
High Yield Fund	$—	$13,300,000	$—	3,779,609	$17,310,611	$1,110,948
Money Market	15,221,153	31,372,714	46,593,867	—	—	40,899
Thrivent Financial Securities Lending Trust	37,623,842	233,351,950	263,018,842	7,956,950	7,956,950	95,456
Total Value and Income Earned	52,844,995				25,267,561	1,247,303

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (107.9%)	Value
Asset-Backed Securities (3.7%)
	Americredit Automobile Receivables Trust
$ 697,868	0.315%, 1/6/2010[a,b]	$693,193
	Countrywide Asset-Backed Certificates
645,704	6.085%, 6/25/2021[a]	288,936
968,746	5.549%, 4/25/2036[a]	745,743
	Credit Based Asset Servicing and Securitization, LLC
553,339	5.501%, 12/25/2036	393,012
	First Franklin Mortgage Loan Asset-Backed Certificates
38,044	0.341%, 1/25/2010[b]	37,790
	First Horizon ABS Trust
1,663,532	0.361%, 1/25/2010[a,b]	742,009
1,376,775	0.391%, 1/25/2010[a,b]	594,917
	GMAC Mortgage Corporation Loan Trust
1,743,897	0.411%, 1/25/2010[a,b]	450,417
2,099,816	0.411%, 1/25/2010[a,b]	841,524
	Green Tree Financial Corporation
30,202	6.330%, 11/1/2029	28,313
	IndyMac Seconds Asset-Backed Trust
612,953	0.401%, 1/25/2010[a,b]	119,306
	SLM Student Loan Trust
876	0.292%, 1/25/2010[b]	876
	Wachovia Asset Securitization, Inc.
1,705,379	0.371%, 1/25/2010[a,b,c]	838,603

	Total Asset-Backed Securities	5,774,639

Basic Materials (0.6%)
	Dow Chemical Company
27,000	7.375%, 11/1/2029	29,481
	Potash Corporation of Saskatchewan, Inc.
300,000	7.750%, 5/31/2011	325,229
	Rio Tinto Alcan, Inc.
500,000	5.200%, 1/15/2014	527,038

	Total Basic Materials	881,748

Capital Goods (1.1%)
	General Electric Company
600,000	5.000%, 2/1/2013	634,776
	John Deere Capital Corporation
350,000	7.000%, 3/15/2012	388,268
	Republic Services, Inc.
500,000	5.250%, 11/15/2021[d]	491,613
	United Technologies Corporation
275,000	6.050%, 6/1/2036	292,334

	Total Capital Goods	1,806,991

Collateralized Mortgage Obligations (1.5%)
	Bear Stearns Mortgage Funding Trust
414,912	0.371%, 1/25/2010[b]	80,543
	Merrill Lynch Mortgage Investors, Inc.
1,322,498	4.875%, 6/25/2035	1,136,166
	Thornburg Mortgage Securities Trust
1,190,145	0.341%, 1/25/2010[b]	1,144,431

	Total Collateralized Mortgage Obligations	2,361,140

Commercial Mortgage-Backed Securities (8.4%)
	Bear Stearns Commercial Mortgage Securities, Inc.
2,500,000	0.383%, 1/15/2010[b,c]	2,132,745
	Commercial Mortgage Pass-Through Certificates
67,843	0.333%, 1/15/2010[b,d]	67,370
2,500,000	0.363%, 1/15/2010[b,c]	1,994,663
	Credit Suisse First Boston Mortgage Securities Corporation
16,341	3.861%, 3/15/2036	16,341
	Credit Suisse Mortgage Capital Certificates
2,500,000	0.403%, 1/15/2010[b,d]	1,923,897
	General Electric Commercial Mortgage Corporation
800,000	4.641%, 9/10/2013	816,758
	GMAC Commercial Mortgage Securities, Inc.
500,000	4.547%, 12/10/2041	500,209
	Greenwich Capital Commercial Funding Corporation
1,000,000	5.867%, 12/10/2049	767,484
	GS Mortgage Securities Corporation II
2,000,000	0.365%, 1/6/2010[b,d]	1,862,168
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
500,000	4.654%, 1/12/2037	498,675
1,500,000	5.336%, 5/15/2047	1,300,901
	LB-UBS Commercial Mortgage Trust
700,000	4.786%, 10/15/2029	676,198
613,553	4.553%, 7/15/2030	617,243

	Total Commercial Mortgage- Backed Securities	13,174,652

Communications Services (1.9%)
	AT&T, Inc.
275,000	5.875%, 2/1/2012	297,385
300,000	6.400%, 5/15/2038	308,301
	BellSouth Corporation
27,000	6.875%, 10/15/2031	28,358
	Cox Communications, Inc.
500,000	7.750%, 11/1/2010	523,432
135,000	6.450%, 12/1/2036[d]	135,161
	France Telecom SA
200,000	7.750%, 3/1/2011	214,354
	News America, Inc.
275,000	6.400%, 12/15/2035	282,381
	Telecom Italia Capital SA
800,000	5.250%, 10/1/2015	836,438

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (107.9%)	Value
Communications Services (1.9%) - continued
	Time Warner Cable, Inc.
$300,000	7.300%, 7/1/2038	$332,585
	Verizon Global Funding Corporation
27,000	7.750%, 12/1/2030	31,719

	Total Communications Services	2,990,114

Consumer Cyclical (0.8%)
	AOL Time Warner, Inc.
27,000	7.625%, 4/15/2031	31,364
	Daimler Finance NA, LLC
27,000	8.500%, 1/18/2031	33,179
	Target Corporation
27,000	7.000%, 7/15/2031	30,220
	Wal-Mart Stores, Inc.
527,000	7.550%, 2/15/2030	652,983
	Walt Disney Company
500,000	5.625%, 9/15/2016	539,940

	Total Consumer Cyclical	1,287,686

Consumer Non-Cyclical (2.0%)
	AmerisourceBergen Corporation
500,000	4.875%, 11/15/2019	493,626
	Boston Scientific Corporation
275,000	7.000%, 11/15/2035	269,844
	Genentech, Inc.
400,000	4.400%, 7/15/2010	408,234
	GlaxoSmithKline Capital, Inc.
300,000	6.375%, 5/15/2038	332,363
	Kellogg Company
600,000	4.250%, 3/6/2013	628,983
27,000	7.450%, 4/1/2031	32,735
	Kraft Foods, Inc.
27,000	6.500%, 11/1/2031	27,122
	Philip Morris International, Inc.
300,000	6.375%, 5/16/2038	324,278
	Wyeth
550,000	6.000%, 2/15/2036	574,535

	Total Consumer Non-Cyclical	3,091,720

Energy (1.8%)
	Anadarko Finance Company
500,000	6.750%, 5/1/2011	528,366
27,000	7.500%, 5/1/2031	30,290
	Burlington Resources, Inc.
500,000	6.500%, 12/1/2011	547,228
	Conoco, Inc.
27,000	6.950%, 4/15/2029	30,606
	Devon Financing Corporation, ULC
27,000	7.875%, 9/30/2031	33,829
	Energy Transfer Partners, LP
450,000	6.700%, 7/1/2018	481,815
	Petro-Canada
300,000	6.800%, 5/15/2038	330,691
	Valero Energy Corporation
500,000	4.750%, 6/15/2013	511,737
	XTO Energy, Inc.
275,000	6.375%, 6/15/2038	308,530

	Total Energy	2,803,092

	Long-Term Fixed Income (107.9%)
Financials (8.6%)
	AIG SunAmerica Global Financing VI
500,000	6.300%, 5/10/2011[d]	497,344
	AXA SA
27,000	8.600%, 12/15/2030	31,376
	BAC Capital Trust XI
275,000	6.625%, 5/23/2036	245,732
	Bank of America Corporation
500,000	6.500%, 8/1/2016	537,661
	Bank One Corporation
900,000	5.900%, 11/15/2011	960,563
	Barclays Bank plc
500,000	2.500%, 1/23/2013	499,425
300,000	5.000%, 9/22/2016	306,544
	BNP Paribas SA
1,100,000	5.186%, 6/29/2015[d]	906,856
	Chubb Corporation
600,000	6.500%, 5/15/2038	660,727
	CIGNA Corporation
450,000	6.350%, 3/15/2018	453,024
	Citigroup, Inc.
500,000	5.000%, 9/15/2014	482,012
250,000	4.700%, 5/29/2015	242,566
	General Electric Capital Corporation
500,000	2.200%, 6/8/2012	507,012
475,000	5.875%, 1/14/2038	439,794
	Goldman Sachs Group, Inc.
950,000	6.600%, 1/15/2012	1,032,782
	Household Finance Corporation
650,000	6.375%, 11/27/2012	707,871
	HSBC Finance Corporation
350,000	5.000%, 6/30/2015	361,551
	HSBC Holdings plc
300,000	6.800%, 6/1/2038	325,581
	International Lease Finance Corporation
850,000	5.875%, 5/1/2013	675,637
	Marsh & McLennan Companies, Inc.
185,000	5.750%, 9/15/2015	193,005
	Merrill Lynch & Company, Inc.
475,000	5.000%, 2/3/2014	480,709
	MetLife, Inc.
200,000	5.000%, 6/15/2015	210,356
	Morgan Stanley Dean Witter & Company
850,000	6.750%, 4/15/2011	900,561
	Preferred Term Securities XXIII, Ltd.
1,193,842	0.454%, 3/22/2010[b,c]	537,229
	ProLogis
500,000	5.500%, 3/1/2013	494,630
	Prudential Financial, Inc.
275,000	5.700%, 12/14/2036	248,469
	Wachovia Bank NA
500,000	4.875%, 2/1/2015	510,642
	Washington Mutual Bank FA
500,000	5.500%, 1/15/2013[e]	2,500

	Total Financials	13,452,159

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (107.9%)	Value
Foreign (2.7%)
	African Development Bank
$250,000	6.875%, 10/15/2015	$277,292
	Brazil Government International Bond
200,000	5.625%, 1/7/2041	188,500
	Codelco
300,000	6.375%, 11/30/2012[d]	335,919
	Hydro-Quebec
27,000	8.400%, 1/15/2022	34,532
	Kreditanstalt fuer Wiederaufbau
600,000	3.750%, 6/27/2011	623,046
	Province of Nova Scotia
250,000	7.250%, 7/27/2013	278,948
	Province of Quebec
400,000	4.875%, 5/5/2014	430,179
400,000	7.500%, 7/15/2023	480,180
	Republic of Italy
600,000	6.000%, 2/22/2011	633,153
200,000	4.375%, 6/15/2013	211,038
700,000	5.375%, 6/12/2017	747,469

	Total Foreign	4,240,256

Mortgage-Backed Securities (37.1%)
	Federal Home Loan Mortgage Corporation Gold 15-Yr. Pass Through
3,017	6.500%, 10/1/2012	3,235
2,867	6.500%, 1/1/2013	3,083
1,969	6.000%, 9/1/2013	2,104
6,884	5.500%, 3/1/2014	7,319
16,687	6.000%, 4/1/2014	17,834
6,407	7.000%, 10/1/2014	6,914
10,160	6.500%, 3/1/2016	10,915
19,836	6.000%, 6/1/2016	21,249
23,537	6.000%, 9/1/2016	25,214
236,596	7.000%, 6/1/2017	256,133
378,983	5.500%, 12/1/2017	403,428
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
4,710	6.500%, 4/1/2024	5,098
6,087	7.000%, 5/1/2024	6,800
1,297	7.500%, 8/1/2025	1,457
15,141	8.500%, 11/1/2025	17,405
2,049	8.000%, 1/1/2026	2,351
2,675	7.000%, 4/1/2027	2,960
3,599	7.500%, 7/1/2027	4,052
4,766	7.000%, 8/1/2027	5,273
3,701	7.500%, 10/1/2027	4,168
4,420	7.000%, 5/1/2028	4,885
20,443	6.000%, 8/1/2028	21,925
8,921	6.500%, 2/1/2029	9,657
20,267	6.000%, 3/1/2029	21,723
10,540	7.000%, 7/1/2029	11,644
13,688	7.500%, 10/1/2029	15,396
7,828	7.500%, 11/1/2029	8,805
8,615	6.500%, 5/1/2031	9,317
47,457	6.000%, 6/1/2031	50,853
11,412	7.000%, 6/1/2031	12,564
9,806	7.000%, 6/1/2031	10,796
52,599	6.000%, 7/1/2031	56,363
12,189	7.000%, 9/1/2031	13,419
27,918	6.500%, 10/1/2031	30,195
201,049	6.000%, 1/1/2032	215,437
39,922	6.000%, 1/1/2032	42,779
20,872	7.000%, 5/1/2032	22,968
257,044	6.500%, 7/1/2032	277,608
184,440	6.500%, 10/1/2032	199,195
312,343	6.000%, 11/1/2032	334,597
7,000,000	5.000%, 1/1/2040[f]	7,177,184
8,000,000	6.000%, 1/1/2040[f]	8,482,496
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
900	6.000%, 4/1/2011	960
331	7.500%, 7/1/2011	346
1,564	8.000%, 7/1/2012	1,674
2,640	6.500%, 12/1/2012	2,833
5,984	6.500%, 6/1/2013	6,442
12,533	6.000%, 12/1/2013	13,447
5,000,000	5.000%, 1/1/2025[f]	5,225,000
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
5,522	10.500%, 8/1/2020	6,225
4,801	8.000%, 12/1/2024	5,496
6,009	7.000%, 10/1/2025	6,681
20,860	6.500%, 11/1/2025	22,516
839	8.500%, 12/1/2025	966
5,863	7.500%, 1/1/2026	6,604
6,680	6.500%, 5/1/2026	7,223
3,171	8.000%, 9/1/2026	3,638
5,118	7.500%, 2/1/2027	5,768
3,676	7.000%, 3/1/2027	4,086
10,163	6.500%, 8/1/2027	10,989
1,270	7.500%, 11/1/2027	1,432
6,560	9.000%, 11/1/2027	7,591
4,151	7.000%, 1/1/2028	4,604
55,905	7.500%, 2/1/2028	63,036
7,287	6.000%, 5/1/2028	7,811
2,932	6.500%, 9/1/2028	3,178
11,328	7.000%, 10/1/2028	12,560
34,957	7.500%, 11/1/2028	39,398
57,522	6.000%, 12/1/2028	61,657
4,863	7.000%, 12/1/2028	5,392
10,192	6.500%, 2/1/2029	11,045
35,129	6.000%, 3/1/2029	37,654
16,920	7.000%, 3/1/2029	18,743
41,892	6.500%, 4/1/2029	45,362
4,198	6.500%, 8/1/2029	4,546
11,000	7.500%, 8/1/2029	12,411
15,168	7.000%, 10/1/2029	16,802
9,973	7.500%, 12/1/2029	11,252
6,823	8.000%, 4/1/2030	7,823
3,565	7.500%, 12/1/2030	4,023
70,436	6.000%, 5/1/2031	75,367
149,006	6.500%, 4/1/2032	161,019
127,372	6.500%, 5/1/2032	137,641
83,890	7.000%, 5/1/2032	92,582
475,497	6.500%, 7/1/2032	513,833
220,438	6.500%, 8/1/2032	238,211
31,300,000	5.500%, 1/1/2040[f]	32,762,305
	Government National Mortgage Association 15-Yr. Pass Through
13,602	7.000%, 9/15/2013	14,544

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (107.9%)	Value
Mortgage-Backed Securities (37.1%) - continued
	Government National Mortgage Association 30-Yr. Pass Through
$5,365	7.500%, 3/15/2023	$6,039
4,021	7.000%, 1/15/2024	4,460
2,653	9.000%, 9/15/2024	3,052
6,350	8.000%, 6/15/2025	7,278
1,913	8.000%, 9/15/2026	2,194
8,945	7.500%, 3/15/2027	10,064
8,169	7.500%, 10/15/2027	9,191
7,480	7.000%, 11/15/2027	8,311
7,301	7.000%, 1/15/2028	8,123
10,208	6.500%, 7/15/2028	11,028
8,904	7.000%, 8/15/2028	9,907
49,732	7.500%, 11/15/2028	55,981
9,506	6.500%, 12/15/2028	10,269
33,877	6.500%, 3/15/2029	36,597
8,332	6.500%, 4/15/2029	9,000
7,919	8.000%, 10/15/2030	9,108
13,950	7.500%, 1/15/2031	15,749
5,587	7.000%, 4/15/2031	6,223
22,257	6.500%, 6/15/2031	24,037
21,193	7.000%, 9/15/2031	23,604
250,795	6.500%, 1/15/2032	270,145
32,919	6.500%, 4/15/2032	35,459

	Total Mortgage-Backed Securities	58,115,333

Transportation (0.4%)
	Union Pacific Corporation
500,000	7.000%, 2/1/2016	555,392

	Total Transportation	555,392

U.S. Government and Agencies (35.5%)
	Federal Home Loan Banks
1,000,000	3.625%, 5/29/2013	1,048,637
850,000	4.500%, 9/16/2013	917,618
1,000,000	3.625%, 10/18/2013	1,047,537
3,000,000	5.000%, 11/17/2017[g]	3,245,157
	Federal Home Loan Mortgage Corporation
1,000,000	5.125%, 7/15/2012[g]	1,086,363
500,000	3.750%, 6/28/2013	526,939
1,700,000	5.125%, 11/17/2017[g]	1,850,851
350,000	6.750%, 3/15/2031	426,226
	Federal National Mortgage Association
2,000,000	6.125%, 3/15/2012	2,204,514
1,000,000	5.000%, 4/15/2015	1,098,911
500,000	5.960%, 9/11/2028	554,966
100,000	6.250%, 5/15/2029	114,355
	Resolution Funding Corporation
200,000	8.125%, 10/15/2019	247,993
	Tennessee Valley Authority
250,000	6.000%, 3/15/2013	279,732
350,000	5.250%, 9/15/2039[g]	346,799
	U.S. Treasury Bonds
4,200,000	7.250%, 5/15/2016	5,199,142
3,500,000	5.250%, 11/15/2028	3,792,579
325,000	4.250%, 5/15/2039	304,891
	U.S. Treasury Notes
1,000,000	5.000%, 2/15/2011	1,048,008
3,000,000	4.500%, 11/30/2011	3,194,298
500,000	4.375%, 8/15/2012	537,930
3,500,000	2.875%, 1/31/2013	3,623,869
2,750,000	2.000%, 11/30/2013	2,735,392
1,000,000	2.250%, 5/31/2014	993,203
2,500,000	4.250%, 8/15/2014	2,697,070
4,000,000	2.625%, 2/29/2016	3,891,248
1,500,000	2.750%, 11/30/2016	1,444,101
400,000	4.625%, 2/15/2017	431,906
600,000	4.500%, 5/15/2017	641,390
450,000	3.750%, 11/15/2018	449,965
3,650,000	2.750%, 2/15/2019	3,360,281
5,000,000	3.625%, 8/15/2019	4,915,625
1,000,000	3.375%, 11/15/2019	961,880
500,000	3.500%, 2/15/2039	409,531

	Total U.S. Government and Agencies	55,628,907

U.S. Municipals (0.2%)
	Chicago Metropolitan Water Reclamation District General Obligation Bonds (Build America Bonds)
350,000	5.720%, 12/1/2038	349,629

	Total U.S. Municipals	349,629

Utilities (1.6%)
	CenterPoint Energy Houston Electric, LLC
400,000	5.600%, 7/1/2023	383,881
	Commonwealth Edison Company
275,000	5.900%, 3/15/2036	273,484
	FirstEnergy Corporation
27,000	7.375%, 11/15/2031	29,265
	National Rural Utilities Cooperative Finance Corporation
27,000	8.000%, 3/1/2032	32,288
	Oncor Electric Delivery Company
475,000	6.375%, 1/15/2015	518,148
	ONEOK Partners, LP
275,000	6.650%, 10/1/2036	280,479
	Progress Energy, Inc.
400,000	7.000%, 10/30/2031	435,868
	Southern California Edison Company
225,000	5.000%, 1/15/2014	242,445
	Xcel Energy, Inc.
275,000	6.500%, 7/1/2036	289,694

	Total Utilities	2,485,552

	Total Long-Term Fixed Income (cost $177,354,553)	168,999,010

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2009

Shares	Collateral Held for Securities Loaned (4.3%)	Value
6,634,075	Thrivent Financial Securities Lending Trust	$6,634,075

	Total Collateral Held for Securities Loaned (cost $6,634,075)	6,634,075

Principal Amount	Short-Term Investments (26.2%)[h]
	Federal Home Loan Bank Discount Notes
5,000,000	0.030%, 1/15/2010	4,999,942
18,155,000	0.065%, 2/17/2010	18,153,459
	Federal Home Loan Mortgage Corporation Discount Notes
900,000	0.020%, 2/4/2010	899,983
5,000,000	0.060%, 2/8/2010	4,999,683
	Federal National Mortgage Association Discount Notes
12,000,000	0.050%, 2/16/2010	11,999,234

	Total Short-Term Investments (at amortized cost)	41,052,301

	Total Investments (cost $225,040,929) 138.4%	$216,685,386

	Other Assets and Liabilities, Net (38.4%)	(60,157,237)

	Total Net Assets 100.0%	$156,528,149

a	All or a portion of the security is insured or guaranteed.
b	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Bond Index Portfolio owned as of December 31, 2009.

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$2,500,000
Commercial Mortgage Pass-Through Certificates	10/18/2006	2,500,000
Preferred Term Securities XXIII, Ltd.	9/14/2006	1,193,842
Wachovia Asset Securitization, Inc.	3/16/2007	1,705,379

d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2009, the value of these investments was $6,220,328 or 4.0% of total net assets.
e	Defaulted security. Interest is not being accrued.
f	Denotes investments purchased on a when-issued or delayed delivery basis.
g	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
h	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$3,565,643
Gross unrealized depreciation	(11,996,491)

Net unrealized appreciation (depreciation)	$(8,430,848)
Cost for federal income tax purposes	$225,116,234

The accompanying Notes to Financial Statements are an integral part of this schedule.

Bond Index Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements
The following table is a summary of the inputs used, as of December 31, 2009, in valuing Bond Index Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	5,774,639	—	4,936,036	838,603
Basic Materials	881,748	—	881,748	—
Capital Goods	1,806,991	—	1,806,991	—
Collateralized Mortgage Obligations	2,361,140	—	2,361,140	—
Commercial Mortgage-Backed Securities	13,174,652	—	13,174,652	—
Communications Services	2,990,114	—	2,990,114	—
Consumer Cyclical	1,287,686	—	1,287,686	—
Consumer Non-Cyclical	3,091,720	—	3,091,720	—
Energy	2,803,092	—	2,803,092	—
Financials	13,452,159	—	12,914,930	537,229
Foreign	4,240,256	—	4,240,256	—
Mortgage-Backed Securities	58,115,333	—	58,115,333	—
Transportation	555,392	—	555,392	—
U.S. Government and Agencies	55,628,907	—	55,628,907	—
U.S. Municipals	349,629	—	349,629	—
Utilities	2,485,552	—	2,485,552	—
Collateral Held for Securities Loaned	6,634,075	6,634,075	—	—
Short-Term Investments	41,052,301	—	41,052,301	—

Total	$216,685,386	$6,634,075	$208,675,479	$1,375,832

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Bond Index Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers in and/or (Out of) Level 3	Value December 31, 2009
Long-Term Fixed Income
Asset-Backed Securities	—	—	—	192,580	—	646,023	838,603
Commercial Mortgage- Backed Securities	831,540	—	(5,000)	168,460	(995,000)	—	—
Financials	510,175	—	—	52,269	(25,215)	—	537,229

Total	$1,341,715	$—	($5,000)	$413,309	($1,020,215)	$646,023	$1,375,832

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Bond Index Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$12,754,279	$65,849,880	$78,604,159	—	$—	$27,059
Thrivent Financial Securities Lending Trust	17,005,159	68,382,129	78,753,213	6,634,075	6,634,075	25,241
Total Value and Income Earned	29,759,438				6,634,075	52,300

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Asset-Backed Securities (19.6%)
	AEP Texas Central Transition Funding, LLC
$1,054,942	5.560%, 1/15/2012	$1,057,032
	Americredit Automobile Receivables Trust
1,046,802	0.315%, 1/6/2010[a,b]	1,039,790
1,236,230	3.430%, 7/6/2011[a]	1,245,659
1,985,602	5.490%, 7/6/2012[a]	2,012,203
	Bank of America Auto Trust
8,500,000	2.670%, 7/15/2013[c]	8,641,525
	BMW Vehicle Lease Trust
4,000,000	2.910%, 3/15/2012	4,071,436
	Cabela’s Master Credit Card Trust
7,500,000	4.310%, 12/16/2013[c]	7,668,405
	Capital Auto Receivables Asset Trust
1,702,916	4.980%, 5/15/2011	1,721,381
	Carmax Auto Owner Trust
4,500,000	4.120%, 3/15/2013	4,663,431
	Chase Funding Issuance Trust
7,000,000	2.400%, 6/17/2013	7,105,525
	Chrysler Financial Auto Securitization
6,750,000	2.820%, 1/15/2016	6,851,500
	CIT Equipment
4,500,000	3.070%, 8/15/2016[c]	4,530,073
	CNH Equipment Trust
3,350,000	7.210%, 12/16/2013	3,658,220
	Countrywide Asset-Backed Certificates
3,874,222	6.085%, 6/25/2021[a]	1,733,614
1,937,493	5.549%, 4/25/2036[a]	1,491,486
	Credit Based Asset Servicing and Securitization, LLC
2,656,026	5.501%, 12/25/2036	1,886,455
	Discover Card Master Trust
9,500,000	5.100%, 10/15/2013	9,939,793
	First Financial Bank USA
2,500,000	4.750%, 10/15/2015[c]	2,504,343
	First Franklin Mortgage Loan Asset-Backed Certificates
215,069	5.500%, 3/25/2036[d,e]	0
	First Horizon ABS Trust
1,014,486	0.361%, 1/25/2010[a,b]	457,536
	First National Master Note Trust
6,750,000	0.273%, 1/15/2010[b]	6,721,549
	Ford Credit Auto Owner Trust
6,500,000	3.960%, 5/15/2013	6,710,405
	GE Capital Credit Card Master Note Trust
7,800,000	2.540%, 9/15/2014	7,806,232
7,000,000	3.690%, 7/15/2015	7,149,912
	GMAC Mortgage Corporation Loan Trust
4,899,571	0.411%, 1/25/2010[a,b]	1,963,557
2,092,676	0.411%, 1/25/2010[a,b]	540,501
3,497,893	5.750%, 10/25/2036[a]	2,610,785
	GSAMP Trust
4,592,969	0.411%, 1/25/2010[b]	3,355,995
	Harley-Davidson Motorcycle Trust
3,500,000	3.190%, 11/15/2013	3,575,229
	Honda Auto Receivables Owner Trust
3,805,367	4.470%, 1/18/2012	3,875,302
5,500,000	4.430%, 8/15/2012	5,791,747
	Household Home Equity Loan Trust
6,450,491	5.320%, 3/20/2036	6,424,006
	John Deere Owner Trust
3,500,000	3.960%, 5/16/2016	3,647,262
	Merna Reinsurance, Ltd.
7,500,000	2.001%, 3/31/2010[b,c]	7,388,250
	Merrill Auto Trust Securitization
9,000,000	5.500%, 3/15/2012	9,290,115
	Mortgage Equity Conversion Asset Trust
6,404,083	0.880%, 1/25/2010[b,d]	5,980,132
6,555,676	0.900%, 1/25/2010[b,d]	6,121,691
	Nissan Auto Receivables Owner Trust
6,500,000	4.280%, 7/15/2013	6,763,647
6,000,000	4.740%, 8/17/2015	6,372,096
	Nomura Asset Acceptance Corporation
7,615	0.371%, 1/25/2010[b,c]	7,395
	Popular ABS Mortgage Pass-Through Trust
18,430	4.000%, 12/25/2034	18,272
	Renaissance Home Equity Loan Trust
4,221,423	5.608%, 5/25/2036	3,695,037
	Residential Asset Mortgage Products, Inc.
1,450,207	4.547%, 12/25/2034	1,286,725
	Residential Asset Securities Corporation
1,217,756	3.990%, 4/25/2033	1,100,849
1,533,964	5.010%, 4/25/2033	1,196,674
1,589,124	3.870%, 5/25/2033	1,431,650
	Residential Funding Mortgage Securities
469,331	4.470%, 7/25/2018[a]	448,596
	SLM Student Loan Trust
1,314	0.292%, 1/25/2010[b]	1,314
	USAA Auto Owner Trust
7,000,000	4.500%, 10/15/2013	7,319,830
5,500,000	4.770%, 9/15/2014	5,837,370
	Volkswagen Auto Lease Trust
6,500,000	3.410%, 4/16/2012	6,662,552
	Wachovia Asset Securitization, Inc.
2,131,724	0.371%, 1/25/2010[a,b,d]	1,048,254
	Wachovia Auto Owner Trust
9,500,000	4.810%, 9/20/2012	9,775,946
	World Omni Auto Receivables Trust
2,000,000	5.120%, 5/15/2014	2,129,622

	Total Asset-Backed Securities	216,327,906

Basic Materials (1.4%)
	ArcelorMittal
2,500,000	9.000%, 2/15/2015	2,952,740

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Basic Materials (1.4%) - continued
	Dow Chemical Company
$4,300,000	4.850%, 8/15/2012	$4,519,132
	Nucor Corporation
2,700,000	5.000%, 6/1/2013	2,862,286
	Potash Corporation of Saskatchewan, Inc.
2,500,000	3.750%, 9/30/2015	2,488,028
	Rio Tinto Finance USA, Ltd.
2,000,000	9.000%, 5/1/2019	2,531,176

	Total Basic Materials	15,353,362

Capital Goods (2.2%)
	Caterpillar Financial Services Corporation
2,000,000	1.900%, 12/17/2012	1,992,198
	Honeywell International, Inc.
3,350,000	3.875%, 2/15/2014	3,490,090
	Hutchinson Whampoa Finance, Ltd.
3,300,000	4.625%, 9/11/2015[c]	3,329,667
	L-3 Communications Corporation
4,000,000	5.875%, 1/15/2015	3,995,000
	Lockheed Martin Corporation
2,750,000	4.121%, 3/14/2013	2,873,148
	Textron Financial Corporation
2,100,000	5.125%, 2/3/2011	2,119,931
	Textron, Inc.
2,700,000	6.200%, 3/15/2015	2,810,233
	Tyco International Finance SA
1,500,000	4.125%, 10/15/2014	1,533,339
	Waste Management, Inc.
2,350,000	6.375%, 3/11/2015	2,604,113

	Total Capital Goods	24,747,719

Collateralized Mortgage Obligations (4.9%)
	American Home Mortgage Assets Trust
4,133,292	1.464%, 1/1/2010[b]	1,937,200
	Banc of America Mortgage Securities, Inc.
2,084,129	4.801%, 9/25/2035	1,687,719
	Bear Stearns Adjustable Rate Mortgage Trust
2,471,383	4.625%, 8/25/2010[b]	2,102,606
	Chase Mortgage Finance Corporation
1,624,950	5.398%, 1/25/2036	480,538
	Countrywide Alternative Loan Trust
2,679,777	5.500%, 2/25/2036	2,193,832
2,814,362	6.000%, 1/25/2037	1,948,036
	Countrywide Home Loans, Inc.
3,182,482	5.302%, 3/20/2036	1,630,312
3,157,376	5.748%, 9/20/2036	1,798,745
	Deutsche Alt-A Securities, Inc.
5,268,836	1.001%, 1/1/2010[b]	2,851,173
	GSR Mortgage Loan Trust
5,148,302	0.421%, 1/25/2010[b]	3,692,414
	HomeBanc Mortgage Trust
2,319,778	5.989%, 4/25/2037	1,457,883
	Impac CMB Trust
1,329,994	0.491%, 1/25/2010[b]	694,241
939,290	0.551%, 1/25/2010[b]	484,238
	J.P. Morgan Alternative Loan Trust
5,029,917	5.798%, 3/25/2036	3,178,158
	J.P. Morgan Mortgage Trust
4,567,591	5.756%, 6/25/2036	4,179,291
	Merrill Lynch Mortgage Investors, Inc.
2,909,495	4.875%, 6/25/2035	2,499,564
	Residential Accredit Loans, Inc.
2,137,521	5.598%, 9/25/2035	1,305,638
	Thornburg Mortgage Securities Trust
1,666,202	0.341%, 1/25/2010[b]	1,602,203
	Wachovia Mortgage Loan Trust, LLC
2,688,086	5.549%, 5/20/2036	1,865,174
	WaMu Mortgage Pass Through Certificates
4,647,586	1.284%, 1/1/2010[b]	2,577,682
4,288,426	1.364%, 1/1/2010[b]	2,401,639
4,511,038	1.424%, 1/1/2010[b]	2,430,777
	Washington Mutual Mortgage Pass-Through Certificates
6,286,112	1.294%, 1/1/2010[b]	2,687,860
4,165,538	1.464%, 1/1/2010[b]	1,837,248
1,536,147	0.521%, 1/25/2010[b]	1,100,099
1,658,171	4.827%, 9/25/2035	1,498,126
	Wells Fargo Mortgage Backed Securities Trust
759,858	4.950%, 3/25/2036	628,153
2,093,892	5.093%, 3/25/2036	1,694,719

	Total Collateralized Mortgage Obligations	54,445,268

Commercial Mortgage-Backed Securities (7.6%)
	Banc of America Commercial Mortgage, Inc.
83,191	4.037%, 11/10/2039	83,143
1,895,000	5.928%, 5/10/2045	1,862,268
	Banc of America Large Loan Trust
3,190,895	0.343%, 1/15/2010[b,c]	2,941,804
	Bear Stearns Commercial Mortgage Securities, Inc.
4,000,000	0.383%, 1/15/2010[b,d]	3,412,392
6,665,350	5.422%, 9/11/2042	6,819,106
2,000,000	5.331%, 2/11/2044	1,725,948
	Chase Commercial Mortgage Securities Corporation
3,500,000	7.928%, 7/15/2032	3,550,333
	Commercial Mortgage Pass-Through Certificates
81,412	0.333%, 1/15/2010[b,c]	80,844
4,000,000	0.413%, 1/15/2010[b,d]	3,307,884
	Credit Suisse First Boston Mortgage Securities Corporation
2,965,591	4.609%, 2/15/2038	2,970,374
1,783,626	3.382%, 5/15/2038	1,785,647

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Commercial Mortgage-Backed Securities (7.6%) - continued
	Credit Suisse Mortgage Capital Certificates
$4,000,000	5.467%, 9/15/2039	$3,426,092
	Crown Castle Towers, LLC
6,500,000	5.245%, 11/15/2036[c]	6,695,000
	General Electric Commercial Mortgage Corporation
1,452,637	4.591%, 7/10/2045	1,456,283
	GS Mortgage Securities Corporation II
5,500,000	5.396%, 8/10/2038	5,404,724
	J.P. Morgan Chase Commercial Mortgage Securities Corporation
9,100,000	5.198%, 12/15/2044	9,167,467
	LB-UBS Commercial Mortgage Trust
670,162	4.207%, 11/15/2027	674,059
3,366,575	4.567%, 6/15/2029	3,370,733
1,732,736	4.187%, 8/15/2029	1,732,779
4,084,000	4.568%, 1/15/2031	3,994,826
401,225	4.741%, 9/15/2040	402,266
	TIAA Seasoned Commercial Mortgage Trust
8,000,000	5.792%, 8/15/2039	8,301,296
	Wachovia Bank Commercial Mortgage Trust
4,779,448	3.894%, 11/15/2035	4,771,362
2,500,000	5.765%, 7/15/2045	2,264,357
2,800,000	5.308%, 11/15/2048	2,627,377
	WaMu Commercial Mortgage Securities Trust
1,759,006	3.830%, 1/25/2035[c]	1,755,109

	Total Commercial Mortgage- Backed Securities	84,583,473

Communications Services (3.6%)
	Alltel Corporation
2,675,000	7.000%, 7/1/2012	2,950,792
	AT&T, Inc.
1,250,000	4.950%, 1/15/2013	1,333,600
2,700,000	6.700%, 11/15/2013	3,046,267
	British Telecom plc
2,000,000	9.125%, 12/15/2010	2,142,640
	Cellco Partnership/Verizon Wireless Capital, LLC
2,000,000	5.550%, 2/1/2014	2,170,556
	DirecTV Holdings, LLC/DirecTV Financing Company, Inc.
4,000,000	7.625%, 5/15/2016	4,370,000
	Qwest Corporation
5,000,000	8.875%, 3/15/2012	5,375,000
	Rogers Communications, Inc.
2,620,000	7.875%, 5/1/2012	2,936,234
	Telecom Italia Capital SA
1,400,000	6.200%, 7/18/2011	1,481,850
	Telefonica SA
4,000,000	4.949%, 1/15/2015	4,275,760
	Time Warner Cable, Inc.
2,400,000	5.400%, 7/2/2012	2,564,229
3,350,000	7.500%, 4/1/2014	3,859,800
	Verizon Communications, Inc.
1,350,000	4.350%, 2/15/2013	1,412,131
	Vodafone Group plc
1,300,000	5.450%, 6/10/2019	1,346,167

	Total Communications Services	39,265,026

Consumer Cyclical (0.6%)
	Nissan Motor Acceptance Corporation
2,800,000	4.625%, 3/8/2010[c]	2,798,855
	SLM Student Loan Trust
598,398	0.264%, 3/15/2010[b]	594,919
	Viacom, Inc.
2,600,000	4.375%, 9/15/2014	2,681,278

	Total Consumer Cyclical	6,075,052

Consumer Non-Cyclical (3.6%)
	Altria Group, Inc.
6,000,000	8.500%, 11/10/2013	6,933,780
	Anheuser-Busch InBev Worldwide, Inc.
4,000,000	3.000%, 10/15/2012[c]	4,018,740
3,500,000	5.375%, 11/15/2014[c]	3,705,646
	Boston Scientific Corporation
4,000,000	4.500%, 1/15/2015	4,008,164
	Cargill, Inc.
2,000,000	5.200%, 1/22/2013[c]	2,120,686
	ConAgra Foods, Inc.
2,000,000	5.875%, 4/15/2014	2,179,498
	Dr. Pepper Snapple Group, Inc.
3,300,000	2.350%, 12/21/2012	3,303,514
2,217,000	6.120%, 5/1/2013	2,426,327
	Express Scripts, Inc.
2,000,000	5.250%, 6/15/2012	2,125,202
	Kroger Company
2,000,000	5.000%, 4/15/2013	2,115,030
	McKesson Corporation
2,000,000	6.500%, 2/15/2014	2,212,328
	Roche Holdings, Inc.
3,000,000	5.000%, 3/1/2014[c]	3,209,511
	Thermo Fisher Scientific, Inc.
2,000,000	2.150%, 12/28/2012[c]	1,972,388

	Total Consumer Non-Cyclical	40,330,814

Energy (1.5%)
	Cenovus Energy, Inc.
2,000,000	4.500%, 9/15/2014[c]	2,064,494
	Energy Transfer Partners, LP
2,000,000	6.000%, 7/1/2013	2,138,366
	Enterprise Products Operating, LLC
2,700,000	9.750%, 1/31/2014	3,222,391
	Husky Energy, Inc.
2,000,000	5.900%, 6/15/2014	2,180,100
	Marathon Oil Corporation
2,000,000	6.500%, 2/15/2014	2,212,328
	ONEOK Partners, LP
650,000	8.625%, 3/1/2019	784,415
	Premcor Refining Group, Inc.
2,100,000	6.125%, 5/1/2011	2,186,192

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Energy (1.5%) - continued
	Western Oil Sands, Inc.
$ 1,350,000	8.375%, 5/1/2012	$1,511,124

	Total Energy	16,299,410

Financials (27.9%)
	Abbey National Treasury Services plc
3,000,000	3.875%, 11/10/2014[c]	3,010,677
	Achmea Hypotheekbank NV
3,500,000	3.200%, 11/3/2014[c]	3,493,224
	Allstate Corporation
1,300,000	6.200%, 5/16/2014	1,437,687
	Allstate Life Global Funding Trust
2,000,000	5.375%, 4/30/2013	2,134,948
	AMB Property, LP
2,000,000	6.125%, 12/1/2016	1,974,976
	American Express Company
3,500,000	3.150%, 12/9/2011	3,617,138
	American Express Credit Corporation
3,350,000	5.875%, 5/2/2013	3,595,083
3,300,000	7.300%, 8/20/2013	3,708,807
	ANZ National International, Ltd.
4,000,000	2.375%, 12/21/2012[c]	3,970,864
	Australia & New Zealand Banking Group, Ltd.
3,350,000	6.200%, 7/19/2013[c]	3,606,392
	Avalon Bay Communities, Inc.
2,000,000	5.700%, 3/15/2017	2,028,890
	Banco Santander Chile
4,000,000	2.875%, 11/13/2012[c]	4,029,432
	Bank of America Corporation
10,000,000	2.100%, 4/30/2012	10,092,310
3,000,000	6.500%, 8/1/2016	3,225,966
	Bank of New York Mellon Corporation
3,400,000	4.950%, 11/1/2012	3,661,729
	Barclays Bank plc
1,800,000	2.500%, 1/23/2013	1,797,928
1,650,000	5.200%, 7/10/2014	1,749,013
1,750,000	5.000%, 9/22/2016	1,788,171
	BB&T Corporation
3,350,000	5.700%, 4/30/2014	3,626,201
	Bear Stearns Companies, LLC
4,000,000	5.700%, 11/15/2014	4,401,332
	Berkshire Hathaway Finance Corporation
4,500,000	4.000%, 4/15/2012	4,715,865
	BlackRock, Inc.
2,000,000	3.500%, 12/10/2014	1,974,884
	Capital One Bank USA NA
1,000,000	8.800%, 7/15/2019	1,181,667
	CDP Financial, Inc.
6,000,000	3.000%, 11/25/2014[c]	5,854,860
	Citigroup, Inc.
10,000,000	2.125%, 4/30/2012	10,107,080
3,400,000	5.300%, 10/17/2012	3,541,926
2,000,000	5.500%, 4/11/2013	2,073,530
4,600,000	5.000%, 9/15/2014	4,434,510
	CME Group, Inc.
2,700,000	5.400%, 8/1/2013	2,913,878
	Commonwealth Bank of Australia
3,000,000	2.750%, 10/15/2012[c]	3,021,129
6,700,000	2.500%, 12/10/2012[c]	6,800,011
	Corestates Capital Trust I
700,000	8.000%, 12/15/2026[c]	684,683
	Credit Suisse NY
3,300,000	3.450%, 7/2/2012	3,394,390
2,000,000	5.000%, 5/15/2013	2,132,870
	Danske Bank A/S
10,000,000	2.500%, 5/10/2012[c]	10,167,770
	Duke Realty, LP
2,000,000	7.375%, 2/15/2015	2,109,166
	Eksportfinans ASA
6,000,000	3.000%, 11/17/2014	5,908,170
	Fifth Third Bancorp
1,325,000	6.250%, 5/1/2013	1,364,240
	GATX Corporation
2,000,000	4.750%, 10/1/2012	2,042,276
	General Electric Capital Corporation
4,000,000	3.500%, 8/13/2012[f]	4,082,536
4,000,000	5.900%, 5/13/2014	4,324,288
	Goldman Sachs Group, Inc.
2,000,000	3.625%, 8/1/2012	2,060,610
3,000,000	6.000%, 5/1/2014[f]	3,281,304
	Goldman Sachs Group, Inc., Convertible
5,000,000	1.000%, 1/31/2015[g]	4,236,482
2,500,000	1.000%, 5/7/2015[g]	2,087,779
	Healthcare Realty Trust, Inc.
4,000,000	6.500%, 1/17/2017	3,962,288
	HSBC USA, Inc.
10,000,000	3.125%, 12/16/2011	10,348,520
	International Lease Finance Corporation
2,050,000	5.750%, 6/15/2011	1,883,540
3,350,000	5.000%, 9/15/2012	2,809,025
	Lehman Brothers Holdings E- Capital Trust I
3,500,000	1.050%, 8/19/2065[f,h]	1,050
	Lincoln National Corporation
1,200,000	5.650%, 8/27/2012	1,241,924
1,350,000	4.750%, 2/15/2014	1,343,777
650,000	8.750%, 7/1/2019	742,693
	Macquarie Group, Ltd.
3,000,000	7.300%, 8/1/2014[c]	3,241,398
	MassMutual Global Funding II
2,000,000	3.625%, 7/16/2012[c]	2,052,410
	Merrill Lynch & Company, Inc.
2,000,000	6.150%, 4/25/2013	2,140,314
	MetLife, Inc.
2,000,000	6.750%, 6/1/2016	2,239,682
	Metropolitan Life Global Funding
2,680,000	5.125%, 4/10/2013[c]	2,839,165
	Monumental Global Funding, Ltd.
1,330,000	5.500%, 4/22/2013[c]	1,368,441
	Morgan Stanley
4,000,000	4.750%, 4/1/2014	4,022,988
2,000,000	4.200%, 11/20/2014	2,001,396
	New York Life Global Funding
3,000,000	2.250%, 12/14/2012[c]	2,982,816

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (93.9%)	Value
Financials (27.9%) - continued
	Nordea Bank AB
$ 6,000,000	2.500%, 11/13/2012[c]	$5,977,776
	Northern Trust Corporation
2,000,000	5.500%, 8/15/2013	2,187,790
	ProLogis
2,700,000	7.625%, 8/15/2014	2,823,441
	Prudential Financial, Inc.
1,675,000	3.625%, 9/17/2012	1,699,778
2,000,000	4.750%, 9/17/2015	2,028,030
	Rabobank Nederland NV
4,600,000	4.200%, 5/13/2014[c]	4,760,191
	Royal Bank of Scotland Group plc
10,000,000	2.625%, 5/11/2012[c]	10,143,170
	Royal Bank of Scotland plc
4,000,000	4.875%, 8/25/2014[c]	4,054,740
	Simon Property Group, LP
3,700,000	6.750%, 5/15/2014	3,943,016
	SLM Corporation
3,000,000	5.125%, 8/27/2012	2,812,422
	State Street Capital Trust III
2,000,000	8.250%, 12/29/2049	2,048,420
	Svenske Exportkredit AB
5,000,000	3.250%, 9/16/2014	4,999,195
	Swedbank AB
5,000,000	2.800%, 2/10/2012[c]	5,107,770
	TD Ameritrade Holding Corporation
4,000,000	2.950%, 12/1/2012	3,954,344
	U.S. Central Federal Credit Union
6,500,000	1.900%, 10/19/2012	6,494,917
	UnitedHealth Group, Inc.
2,000,000	5.500%, 11/15/2012	2,135,344
	Wachovia Capital Trust III
700,000	5.800%, 3/15/2011	535,500
	WEA Finance, LLC/WT Finance Australia, Pty Ltd.
4,000,000	7.500%, 6/2/2014[c]	4,501,180
3,350,000	5.750%, 9/2/2015[c]	3,532,374
	Wells Fargo & Company
10,000,000	2.125%, 6/15/2012	10,116,280
4,000,000	4.950%, 10/16/2013	4,186,600
	Westpac Banking Corporation
5,000,000	2.250%, 11/19/2012	4,988,210
	Westpac Securities New Zealand, Ltd.
4,600,000	3.450%, 7/28/2014[c]	4,630,286
	XL Capital, Ltd.
4,000,000	5.250%, 9/15/2014	3,917,284

	Total Financials	308,246,157

Foreign (2.0%)
	Abu Dhabi National Energy Company
4,000,000	4.750%, 9/15/2014[c]	3,843,096
	Corporacion Andina de Fomento
5,000,000	5.750%, 1/12/2017	5,088,475
	Export-Import Bank of Korea
1,650,000	5.875%, 1/14/2015	1,770,635
	Korea Expressway Corporation
3,000,000	4.500%, 3/23/2015[c]	3,056,640
	Qatar Government International Bond
4,000,000	4.000%, 1/20/2015[c]	4,010,000
	Ras Laffan Liquefied Natural Gas Company, Ltd. III
3,300,000	4.500%, 9/30/2012[c]	3,411,718
1,250,000	5.832%, 9/30/2016[c]	1,309,013

	Total Foreign	22,489,577

Mortgage-Backed Securities (3.6%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
8,326,103	6.500%, 9/1/2037	8,920,171
	Federal National Mortgage Association Conventional 15- Yr. Pass Through
5,500,000	5.000%, 1/1/2025[i]	5,747,500
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
4,500,000	6.000%, 1/1/2040[i]	4,765,779
19,000,000	6.500%, 1/1/2040[i]	20,347,822

	Total Mortgage-Backed Securities	39,781,272

Technology (0.4%)
	Affiliated Computer Services, Inc.
2,000,000	5.200%, 6/1/2015	2,062,500
	Xerox Corporation
2,100,000	5.500%, 5/15/2012	2,219,322

	Total Technology	4,281,822

Transportation (1.6%)
	American Airlines Pass Through Trust
1,567,757	6.978%, 10/1/2012	1,567,757
	Continental Airlines, Inc.
4,000,000	7.250%, 11/10/2019	4,070,000
	Delta Air Lines, Inc.
2,000,000	7.750%, 12/17/2019	2,040,000
	Northwest Airlines, Inc.
2,400,000	6.841%, 4/1/2011	2,352,000
	Union Pacific Corporation
800,000	5.450%, 1/31/2013	860,863
2,000,000	5.125%, 2/15/2014	2,123,586
	United Air Lines, Inc.
2,000,000	10.400%, 11/1/2016	2,107,500
2,000,000	9.750%, 1/15/2017	2,040,000

	Total Transportation	17,161,706

U.S. Government and Agencies (10.6%)
	Federal Farm Credit Bank
10,000,000	2.125%, 6/18/2012	10,124,370
	Federal Home Loan Banks
10,000,000	2.000%, 7/27/2012	10,019,200
	U.S. Treasury Notes
13,500,000	1.125%, 12/15/2012	13,283,730
16,500,000	1.500%, 12/31/2013	16,065,588
20,300,000	1.875%, 4/30/2014	19,882,896
14,000,000	2.375%, 9/30/2014	13,881,840
	U.S. Treasury Notes, TIPS
21,729,323	2.500%, 7/15/2016	23,662,885

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (93.9%)	Value
U.S. Government and Agencies (10.6%) - continued
$10,225,442	1.875%, 7/15/2019	$10,613,692

	Total U.S. Government and Agencies	117,534,201

U.S. Municipals (0.6%)
	Denver, Colorado Department of Aviation Airport System Revenue Bonds
5,500,000	5.250%, 11/15/2032	5,590,365
	Houston, Texas Combined Utility System Revenue Refunding Bonds
1,350,000	5.000%, 5/15/2011[a,b]	1,408,793

	Total U.S. Municipals	6,999,158

Utilities (2.2%)
	Commonwealth Edison Company
3,300,000	6.150%, 3/15/2012	3,559,961
	Duke Energy Carolinas, LLC
2,700,000	5.750%, 11/15/2013	2,953,767
	Enel Finance International SA
3,000,000	3.875%, 10/7/2014[c]	3,036,531
	National Rural Utilities Cooperative Finance Corporation
2,650,000	5.500%, 7/1/2013	2,868,368
	Oncor Electric Delivery Company
2,700,000	5.950%, 9/1/2013	2,896,760
	Power Receivables Finance, LLC
264,145	6.290%, 1/1/2012[d]	269,293
	Sempra Energy
3,400,000	7.950%, 3/1/2010	3,437,400
	TransAlta Corporation
2,000,000	4.750%, 1/15/2015	2,013,922
	Virginia Electric & Power Company
2,000,000	4.500%, 12/15/2010	2,056,888
1,360,000	5.100%, 11/30/2012	1,468,793

	Total Utilities	24,561,683

	Total Long-Term Fixed Income (cost $1,056,971,848)	1,038,483,606

Shares	Mutual Funds (1.7%)
Fixed Income Mutual Funds (1.7%)
4,208,125	Thrivent High Yield Fund	19,273,214

	Total Fixed Income Mutual Funds	19,273,214

	Total Mutual Funds (cost $15,500,000)	19,273,214

	Preferred Stock (0.2%)
Financials (0.2%)
18,750	Citigroup, Inc., Convertible, 7.500%[j]	1,956,375
148,505	Federal National Mortgage Association, 8.250%[j]	163,356

	Total Financials	2,119,731

	Total Preferred Stock (cost $5,104,280)	2,119,731

Contracts	Options Purchased (<0.1%)
	Call on 10-Yr. U.S. Treasury Bond Futures
290	$117.00, expires 2/20/2010	149,531
290	$118.00, expires 2/20/2010	77,031

	Total Options Purchased (cost $341,585)	226,562

Shares	Collateral Held for Securities Loaned (0.1%)
813,270	Thrivent Financial Securities
	Lending Trust	813,270

	Total Collateral Held for Securities Loaned (cost $813,270)	813,270

Principal Amount	Short-Term Investments (6.2%)[k]
	Federal Home Loan Bank Discount Notes
5,000,000	0.030%, 1/15/2010	4,999,942
10,000,000	0.020%, 1/27/2010	9,999,856
10,000,000	0.050%, 2/12/2010	9,999,417
7,490,000	0.065%, 2/17/2010	7,489,364
2,600,000	0.200%, 3/17/2010[l,m]	2,598,934
	Federal Home Loan Mortgage Corporation Discount Notes
5,180,000	0.050%, 2/16/2010	5,179,669
16,000,000	0.060%, 2/19/2010	15,998,694
6,070,000	0.010%, 2/22/2010	6,069,912
	Jupiter Securitization Company, LLC
6,000,000	0.100%, 1/11/2010	5,999,833

	Total Short-Term Investments (at amortized cost)	68,335,621

	Total Investments (cost $1,147,066,604) 102.1%	$1,129,252,004

	Other Assets and Liabilities, Net (2.1%)	(23,611,392)

	Total Net Assets 100.0%	$1,105,640,612

a	All or a portion of the security is insured or guaranteed.
b	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
c	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2009, the value of these investments was $183,930,492 or 16.6% of total net assets.
d	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Limited Maturity Bond Portfolio owned as of December 31, 2009.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2009

Security	Acquisition Date	Amortized Cost
Bear Stearns Commercial Mortgage Securities, Inc.	3/30/2007	$4,000,000
Commercial Mortgage Pass- Through Certificates	5/2/2007	4,000,000
First Franklin Mortgage Loan Asset-Backed Certificates	4/19/2006	214,738
Mortgage Equity Conversion Asset Trust	2/14/2007	6,404,083
Mortgage Equity Conversion Asset Trust	1/18/2007	6,555,676
Power Receivables Finance, LLC	9/30/2003	264,067
Wachovia Asset Securitization, Inc.	3/16/2007	2,131,724

e	Defaulted security. Interest is not being accrued.
f	All or a portion of the security is on loan as discussed in item 2(M) of the Notes to Financial Statements.
g	These securities are Equity-Linked Structured Securities as discussed in item 2(Q) of the Notes to Financial Statements. These securities are linked to the S&P 500 Index.
h	In bankruptcy. Interest is not being accrued.
i	Denotes investments purchased on a when-issued or delayed delivery basis.
j	Non-income producing security.
k	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
l	At December 31, 2009, $2,399,016 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
m	At December 31, 2009, $199,918 of investments were pledged as collateral with the custodian under the agreement between the counterparty, the custodian and the fund for open swap contracts.

Definitions:

TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments,based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$32,995,189
Gross unrealized depreciation	(51,373,270)

Net unrealized appreciation (depreciation)	$(18,378,081)
Cost for federal income tax purposes	$1,147,630,085

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Limited Maturity Bond Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	216,327,906	—	195,789,579	20,538,327
Basic Materials	15,353,362	—	15,353,362	—
Capital Goods	24,747,719	—	24,747,719	—
Collateralized Mortgage Obligations	54,445,268	—	54,445,268	—
Commercial Mortgage-Backed
Securities	84,583,473	—	77,888,473	6,695,000
Communications Services	39,265,026	—	39,265,026	—
Consumer Cyclical	6,075,052	—	6,075,052	—
Consumer Non-Cyclical	40,330,814	—	40,330,814	—
Energy	16,299,410	—	16,299,410	—
Financials	308,246,157	—	308,246,157	—
Foreign	22,489,577	—	22,489,577	—
Mortgage-Backed Securities	39,781,272	—	39,781,272	—
Technology	4,281,822	—	4,281,822	—
Transportation	17,161,706	—	2,984,449	14,177,257
U.S. Government and Agencies	117,534,201	—	117,534,201	—
U.S. Municipals	6,999,158	—	6,999,158	—
Utilities	24,561,683	—	24,561,683	—
Mutual Funds
Fixed Income Mutual Funds	19,273,214	19,273,214	—	—
Preferred Stock
Financials	2,119,731	2,119,731	—	—
Options Purchased	226,562	226,562	—	—
Collateral Held for Securities Loaned	813,270	813,270	—	—
Short-Term Investments	68,335,621	—	68,335,621	—

Total	$1,129,252,004	$22,432,777	$1,065,408,643	$41,410,584

Other Financial Instruments*	$4,219,542	$4,219,542	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Limited Maturity Bond Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers in and/or (Out of) Level 3	Value December 31, 2009
Long-Term Fixed Income
Asset-Backed Securities	19,844,472	—	—	728,998	(842,672)	807,529	20,538,327
Commercial Mortgage- Backed Securities	5,405,010	—	—	1,289,990	—	—	6,695,000
Financials	6,166,250	—	—	158,011	—	(6,324,261)	—
Transportation	3,068,000	(19,665)	(189,804)	930,860	10,387,866	—	14,177,257
U.S. Government and Agencies	4,026,666	—	(233,315)	215,418	(4,008,769)	—	—
Preferred Stock
Financials	2,791,196	—	(1,974,818)	1,927,731	(2,744,109)	—	—

Total	$41,301,594	($19,665)	($2,397,937)	$5,251,008	$2,792,316	($5,516,732)	$41,410,584

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
2-Yr. U.S. Treasury Bond Futures	(55)	March 2010	($11,958,036)	($11,894,610)	$63,426
5-Yr. U.S. Treasury Bond Futures	(1,575)	March 2010	(183,039,728)	(180,152,926)	2,886,802
10-Yr. U.S. Treasury Bond Futures	(425)	March 2010	(50,361,204)	(49,067,580)	1,293,624
20-Yr. U.S. Treasury Bond Futures	5	March 2010	601,185	576,875	(24,310)
Total Futures Contracts					$4,219,542

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2009, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Asset Derivatives
Interest Rate Contracts
Options Purchased	Investments in securities at market value, Net Assets - Net unrealized appreciation/(depreciation) on Investments	226,562
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	4,243,852
Total Interest Rate Contracts		4,470,414

Total Asset Derivatives		$4,470,414

Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	24,310
Total Interest Rate Contracts		24,310

Total Liability Derivatives		$24,310

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	317,468
Options Purchased	Net realized gains/(losses) on Investments	(378,957)
Futures	Net realized gains/(losses) on Futures contracts	(8,484,392)
Total Interest Rate Contracts		(8,545,881)
Credit Contracts
Credit Default Swaps	Net realized gains/(losses) on Swap agreements	(3,469,608)
Total Credit Contracts		(3,469,608)

Total		($12,015,489)

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Limited Maturity Bond Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(244,328)
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	10,882,890
Interest Rate Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	(956,416)
Total Interest Rate Contracts		9,682,146
Credit Contracts
Credit Default Swaps	Change in net unrealized appreciation/(depreciation) on Swap agreements	3,014,254
Total Credit Contracts		3,014,254

Total		$12,696,400

The accompanying Notes to Financial Statements are an integral part of this schedule.

Limited Maturity Bond Portfolio

Schedule of Investments as of December 31, 2009

The following table presents Limited Maturity Bond Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Swaps (Notional*)	Swaps (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$200,298,160	20.41%	$24,385,159	2.5%	467
Credit Contracts	N/A	N/A	9,316,423	0.9%	N/A

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Limited Maturity Bond Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
High Yield Fund	$—	$15,500,000	$—	4,208,125	$19,273,214	$1,145,923
Money Market	1,334,891	65,729,600	67,064,491	—	—	20,815
Thrivent Financial Securities Lending Trust	105,038,013	319,612,460	423,837,203	813,270	813,270	145,001
Total Value and Income Earned	106,372,904				20,086,484	1,311,739

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (103.1%)	Value
Asset-Backed Securities (9.4%)
	Americredit Automobile Receivables Trust
$ 697,868	0.315%, 1/6/2010[a,b]	$693,193
	Countrywide Asset-Backed Certificates
195,000	5.859%, 10/25/2046	101,462
	Credit Based Asset Servicing and Securitization, LLC
177,068	5.501%, 12/25/2036	125,764
	First Horizon ABS Trust
665,413	0.361%, 1/25/2010[a,b]	296,803
1,101,420	0.391%, 1/25/2010[a,b]	475,934
	GMAC Mortgage Corporation Loan Trust
1,395,117	0.411%, 1/25/2010[a,b]	360,334
	Popular ABS Mortgage Pass- Through Trust
100,000	5.297%, 11/25/2035	68,539
	Renaissance Home Equity Loan Trust
250,000	5.797%, 8/25/2036	160,623
200,000	5.285%, 1/25/2037	159,122
	Residential Funding Mortgage Securities
117,333	4.470%, 7/25/2018[a]	112,149
	SLM Student Loan Trust
876	0.292%, 1/25/2010[b]	876
	Wachovia Asset Securitization, Inc.
852,690	0.371%, 1/25/2010[a,b,c]	419,301

	Total Asset-Backed Securities	2,974,100

Collateralized Mortgage Obligations (18.0%)
	Banc of America Mortgage Securities, Inc.
595,465	4.801%, 9/25/2035	482,206
	Countrywide Alternative Loan Trust
270,354	5.500%, 10/25/2035	238,766
267,978	5.500%, 2/25/2036	219,383
225,149	6.000%, 1/25/2037	155,843
	Credit Suisse First Boston Mortgage Securities Corporation
36,195	0.971%, 1/25/2010[b]	29,168
	GSAA Home Equity Trust
164,550	4.316%, 11/25/2034	156,257
	GSR Mortgage Loan Trust
109,681	0.421%, 1/25/2010[b]	78,665
	Impac CMB Trust
443,331	0.491%, 1/25/2010[b]	231,414
78,364	0.551%, 1/25/2010[b]	40,399
	J.P. Morgan Alternative Loan Trust
152,654	0.301%, 1/25/2010[b]	140,107
	J.P. Morgan Mortgage Trust
216,492	6.500%, 1/25/2035	199,376
208,416	5.994%, 10/25/2036	173,404
	MASTR Alternative Loans Trust
284,499	6.500%, 5/25/2034	262,005
	Merrill Lynch Mortgage Investors, Inc.
833,174	4.875%, 6/25/2035	715,784
	MLCC Mortgage Investors, Inc.
222,741	0.561%, 1/25/2010[b]	201,615
	Residential Accredit Loans, Inc.
232,393	5.500%, 12/25/2034	215,415
240,471	5.598%, 9/25/2035	146,884
	WaMu Mortgage Pass Through Certificates
309,363	6.037%, 10/25/2036	252,115
210,521	5.838%, 8/25/2046	178,043
	Wells Fargo Mortgage Backed Securities Trust
150,534	5.000%, 3/25/2021	142,255
547,098	4.950%, 3/25/2036	452,270
311,019	5.240%, 4/25/2036	274,553
336,783	5.500%, 4/25/2036	285,160
491,109	6.000%, 7/25/2037	397,338

	Total Collateralized Mortgage Obligations	5,668,425

Commercial Mortgage-Backed Securities
(12.5%)
	Citigroup/Deutsche Bank Commercial Mortgage Pass- Through Certificates
295,000	5.617%, 10/15/2048	281,025
	Commercial Mortgage Pass- Through Certificates
54,274	0.333%, 1/15/2010[b,d]	53,896
	GMAC Commercial Mortgage Securities, Inc.
230,000	4.547%, 12/10/2041	230,096
	Greenwich Capital Commercial Funding Corporation
500,000	5.867%, 12/10/2049	383,742
	LB-UBS Commercial Mortgage Trust
818,071	4.553%, 7/15/2030	822,991
	TIAA Seasoned Commercial Mortgage Trust
500,000	5.792%, 8/15/2039	518,831
	Wachovia Bank Commercial Mortgage Trust
2,000,000	0.353%, 1/15/2010[b,c]	1,357,666
320,000	5.308%, 11/15/2048	300,272

	Total Commercial Mortgage-Backed Securities	3,948,519

Mortgage-Backed Securities (59.5%)
	Federal Home Loan Mortgage Corporation Gold 30-Yr. Pass Through
4,700,000	6.000%, 1/1/2040[e]	4,983,466
	Federal National Mortgage Association Conventional 20- Yr. Pass Through
1,295,178	6.000%, 8/1/2024	1,389,378

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Long-Term Fixed Income (103.1%)	Value
Mortgage-Backed Securities (59.5%) - continued
	Federal National Mortgage Association Conventional 30- Yr. Pass Through
$9,500,000	5.500%, 1/1/2040[e]	$9,943,831
2,300,000	6.500%, 1/1/2040[e]	2,463,157

	Total Mortgage-Backed Securities	18,779,832

U.S. Government and Agencies (3.7%)
	U.S. Treasury Notes
100,000	4.875%, 4/30/2011[f]	105,328
	U.S. Treasury Notes, TIPS
695,766	2.500%, 7/15/2016	757,679
303,726	1.875%, 7/15/2019	315,258

	Total U.S. Government and Agencies	1,178,265

	Total Long-Term Fixed Income (cost $35,958,133)	32,549,141

Principal Amount	Short-Term Investments (52.3%)[g]
	Federal Home Loan Bank Discount Notes
3,000,000	0.030%, 1/15/2010	2,999,965
3,000,000	0.065%, 2/17/2010	2,999,745
	Federal Home Loan Mortgage Corporation Discount Notes
500,000	0.050%, 2/16/2010	499,968
	Federal National Mortgage Association Discount Notes
1,000,000	0.030%, 2/4/2010	999,972
9,000,000	0.050%, 2/16/2010	8,999,425

	Total Short-Term Investments (at amortized cost)	16,499,075

	Total Investments (cost $52,457,208) 155.4%	$49,048,216

	Other Assets and Liabilities, Net (55.4%)	(17,495,154)

	Total Net Assets 100.0%	$31,553,062

a	All or a portion of the security is insured or guaranteed.
b	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.
c	Denotes restricted securities. Restricted securities are investment securities which have been deemed illiquid and cannot be offered for public sale without first being registered under the Securities Act of 1933. The following table indicates the acquisition date and cost of restricted securities Mortgage Securities Portfolio owned as of December 31, 2009.

Security	Acquisition Date	Amortized Cost
Wachovia Asset Securitization, Inc.	3/16/2007	$852,690
Wachovia Bank Commercial Mortgage Trust	2/28/2007	2,000,197

d	Denotes securities sold under Rule 144A of the Securities Act of 1933, which exempts them from registration. These securities have been deemed liquid and may be resold to other dealers in the program or to other qualified institutional buyers. As of December 31, 2009, the value of these investments was $53,896 or 0.2% of total net assets.
e	Denotes investments purchased on a when-issued or delayed delivery basis.
f	At December 31, 2009, $105,328 of investments were held on deposit with the counterparty and pledged as the initial margin deposit for open futures contracts.
g	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.

Definitions:

TIPS	-	Treasury Inflation Protected Security.

Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

Gross unrealized appreciation	$585,501
Gross unrealized depreciation	(3,994,493)

Net unrealized appreciation (depreciation)	$(3,408,992)
Cost for federal income tax purposes	$52,457,208

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of December 31, 2009

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Mortgage Securities Portfolio’s assets carried at fair value as discussed in the Notes to Financial Statements.

Investments in Securities	Total	Level 1	Level 2	Level 3
Long-Term Fixed Income
Asset-Backed Securities	2,974,100	—	2,554,799	419,301
Collateralized Mortgage Obligations	5,668,425	—	5,668,425	—
Commercial Mortgage-Backed
Securities	3,948,519	—	3,948,519	—
Mortgage-Backed Securities	18,779,832	—	18,779,832	—
U.S. Government and Agencies	1,178,265	—	1,178,265	—
Short-Term Investments	16,499,075	—	16,499,075	—

Total	$49,048,216	$—	$48,628,915	$419,301

Other Financial Instruments*	($14,153)	($14,153)	$—	$—

*	Other Financial Instruments include Futures, Forwards, Written Options and Swap agreements.

The following table is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value for Mortgage Securities Portfolio as discussed in item 2(A) of the Notes to Financial Statements.

Investments in Securities	Value December 31, 2008	Accrued Discounts and/or Premiums	Realized Gain/(Loss)	Change in Unrealized Gain/(Loss)	Net Purchases/(Sales)	Transfers in and/or (Out of) Level 3	Value December 31, 2009
Long-Term Fixed Income
Asset-Backed Securities	—	—	—	96,290	—	323,012	419,301

Total	$—	$—	$—	$96,290	$—	$323,012	$419,301

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Principal Amount	Value	Unrealized Gain/(Loss)
10-Yr. U.S. Treasury Bond Futures	5	March 2010	$591,419	$577,266	($14,153)
Total Futures Contracts					($14,153)

The following table summarizes the fair value and Statement of Assets and Liabilities location, as of December 31, 2009, for Mortgage Securities Portfolio’s investments in financial derivative instruments by primary risk exposure as discussed under item (2) Significant Accounting Policies of the Notes to Financial Statements.

Derivatives by risk category	Statement of Assets and Liabilities Location	Fair Value
Liability Derivatives
Interest Rate Contracts
Futures*	Net Assets - Net unrealized appreciation/(depreciation) on Futures contracts	14,153
Total Interest Rate Contracts		14,153

Total Liability Derivatives		$14,153

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Mortgage Securities Portfolio

Schedule of Investments as of December 31, 2009

The following table summarizes the net realized gains/(losses) and Statement of Operations location, for the period ended December 31, 2009, for Mortgage Securities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Realized Gains/(Losses) recognized in Income
Interest Rate Contracts
Options Written	Net realized gains/(losses) on Written option contracts	4,016
Options Purchased	Net realized gains/(losses) on Investments	(1,116)
Futures	Net realized gains/(losses) on Futures contracts	27,380
Total Interest Rate Contracts		30,280

Total		$30,280

The following table summarizes the change in net unrealized appreciation/(depreciation) and Statement of Operations location, for the period ended December 31, 2009, for Mortgage Securities Portfolio’s investments in financial derivative instruments by primary risk exposure.

Derivatives by risk category	Statement of Operations Location	Change in unrealized appreciation/(depreciation) recognized in Income
Interest Rate Contracts
Futures	Change in net unrealized appreciation/(depreciation) on Futures contracts	(48,669)
Options Purchased	Change in net unrealized appreciation/(depreciation) on Investments	(2,938)
Total Interest Rate Contracts		(51,607)

Total		($51,607)

The following table presents Mortgage Securities Portfolio’s average volume of derivative activity during the period ended December 31, 2009.

Derivative Risk Category	Futures (Notional*)	Futures (Percentage of Average Net Assets)	Options (Contracts)
Interest Rate Contracts	$596,762	1.9%	11

*	Notional amount represents long or short, or both, derivative positions held by the portfolio.

Investment in Affiliates

Affiliated issuers, as defined under the Investment Company Act of 1940, include those in which the Portfolio’s holdings of an issuer represent 5% or more of the outstanding voting securities of an issuer, or any affiliated mutual fund.

A summary of transactions for the fiscal year to date, in Mortgage Securities Portfolio, is as follows:

Portfolio	Value December 31, 2008	Gross Purchases	Gross Sales	Shares Held at December 31, 2009	Value December 31, 2009	Income Earned January 1, 2009 - December 31, 2009
Money Market	$896	$4	$900	—	$—	$4
Total Value and Income Earned	896				—	4

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of December 31, 2009

Principal Amount	Commercial Paper (60.3%)[a]	Value
Banking-Domestic (6.0%)
	Rabobank USA Finance Corporation
$5,410,000	0.300%, 2/18/2010[b]	$5,407,836
4,730,000	0.250%, 2/23/2010[b]	4,728,259
	Svenska Handelsbanken, Inc.
4,500,000	0.240%, 3/4/2010	4,498,140

	Total Banking-Domestic	14,634,235

Banking-Foreign (4.5%)
	Royal Bank of Canada
4,770,000	0.220%, 2/26/2010	4,768,367
	World Bank Discount Notes
6,360,000	0.240%, 2/8/2010	6,358,389

	Total Banking-Foreign	11,126,756

Finance (40.1%)
	Alaska Housing Finance Corporation
3,940,000	0.530%, 2/9/2010	3,937,738
4,850,000	0.500%, 2/17/2010	4,846,834
5,754,000	0.400%, 3/3/2010	5,750,100
3,830,000	0.400%, 3/9/2010	3,827,149
	Bryant Park Funding, LLC
2,000,000	0.170%, 1/11/2010	1,999,905
	Golden Funding Corporation
4,750,000	0.800%, 2/10/2010[b]	4,745,778
4,012,000	0.600%, 2/26/2010[b]	4,008,255
	Nestle Capital Corporation
4,750,000	0.180%, 3/8/2010[b]	4,748,432
	Old Line Funding, LLC
3,210,000	0.500%, 2/11/2010[b]	3,208,172
7,950,000	0.320%, 2/17/2010[b]	7,946,679
	Private Export Funding Corporation
4,770,000	0.340%, 3/23/2010	4,766,351
	Straight-A Funding, LLC
4,450,000	0.200%, 2/10/2010	4,449,011
5,000,000	0.200%, 2/16/2010	4,998,722
5,000,000	0.190%, 2/17/2010	4,998,760
7,242,000	0.180%, 2/22/2010	7,240,117
4,075,000	0.180%, 3/10/2010	4,073,615
7,180,000	0.180%, 3/11/2010	7,177,523
	Thunder Bay Funding, LLC
8,025,000	0.650%, 1/20/2010[b]	8,022,248
7,975,000	0.310%, 2/22/2010[b]	7,971,429

	Total Finance	98,716,818

Foreign (6.5%)
	Caisse D’Amortissement de la Dette Sociale
4,750,000	0.220%, 2/1/2010[b]	4,749,100
6,358,000	0.240%, 2/16/2010	6,356,051
4,750,000	0.270%, 3/29/2010	4,746,900

	Total Foreign	15,852,051

U.S. Government and Agencies (3.2%)
	Federal Home Loan Mortgage Corporation Discount Notes
8,000,000	0.240%, 3/1/2010	7,996,853

	Total U.S. Government and Agencies	7,996,853

	Total Commercial Paper	148,326,713

Shares	Other Mutual Funds (3.0%)
15,000	AIM Investments Institutional Government and Agency Portfolio	15,000
2,475,000	Barclays Prime Money Market Fund	2,475,000
4,985,000	DWS Money Market Series	4,985,000

	Total Other Mutual Funds	7,475,000

Principal Amount	Variable Rate Notes (36.5%)[a]
Banking-Domestic (16.3%)
	American Express Bank, FSB
4,300,000	1.085%, 1/11/2010[b,c]	4,336,540
	Bank of America NA
3,800,000	0.284%, 3/15/2010[b,c]	3,802,912
6,360,000	0.429%, 3/23/2010[b,c]	6,376,062
	Citigroup Funding, Inc.
9,610,000	0.381%, 1/29/2010[b,c]	9,613,133
	J.P. Morgan Chase & Company
6,380,000	0.420%, 1/4/2010[b,c]	6,380,000
	U.S. Bancorp
4,800,000	0.655%, 3/4/2010[c]	4,808,888
	U.S. Central Federal Credit Union
4,750,000	0.284%, 1/19/2010[b,c]	4,750,000

	Total Banking-Domestic	40,067,535

Finance (2.4%)
	General Electric Capital Corporation
5,850,000	0.335%, 3/11/2010[b,c]	5,860,171

	Total Finance	5,860,171

U.S. Government and Agencies (17.8%)
	Federal Home Loan Banks
4,800,000	0.630%, 1/4/2010[c]	4,800,000
4,800,000	0.750%, 1/4/2010[c]	4,800,000
	Federal Home Loan Mortgage Corporation
6,994,000	0.264%, 1/16/2010[c]	6,997,248
8,000,000	0.235%, 3/3/2010[c]	7,998,763
4,800,000	0.327%, 3/9/2010[c]	4,806,631
6,395,000	0.219%, 3/24/2010[c]	6,395,000
	Federal National Mortgage Association
8,000,000	0.174%, 1/13/2010[c]	7,997,039

	Total U.S. Government and Agencies	43,794,681

	Total Variable Rate Notes	89,722,387

	Total Investments (at amortized cost) 99.8%	$245,524,100

	Other Assets and Liabilities, Net 0.2%	483,974

	Total Net Assets 100.0%	$246,008,074

a	The interest rate shown reflects the yield, coupon rate or, for securities purchased at a discount, the discount rate at the date of purchase.
b	Denotes investments that benefit from credit enhancement or liquidity support provided by a third party bank or institution.
c	Denotes variable rate obligations for which the current coupon rate and next scheduled reset date are shown.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Money Market Portfolio

Schedule of Investments as of December 31, 2009

Cost for federal income tax purposes	$245,524,100

Fair Valuation Measurements

The following table is a summary of the inputs used, as of December 31, 2009, in valuing Money Market Portfolio’s assets carried at fair value or amortized cost, which approximates fair value, as discussed in the Notes to Financial Statements.

Security Type and Industry	Total	Level 1	Level 2	Level 3
Commercial Paper
Banking-Domestic	14,634,235	—	14,634,235	—
Banking-Foreign	11,126,756	—	11,126,756	—
Finance	98,716,818	—	98,716,818	—
Foreign	15,852,051	—	15,852,051	—
U.S. Government and Agencies	7,996,853	—	7,996,853	—
Other Mutual Funds	7,475,000	7,475,000	—	—
Variable Rate Notes
Banking-Domestic	40,067,535	—	40,067,535	—
Finance	5,860,171	—	5,860,171	—
U.S. Government and Agencies	43,794,681	—	43,794,681	—

Total	$245,524,100	$7,475,000	$238,049,100	$—

The accompanying Notes to Financial Statements are an integral part of this schedule.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities

As of December 31, 2009	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio	Moderate Allocation Portfolio	Moderately Conservative Allocation Portfolio
Assets
Investments at cost	$571,198,763	$2,249,070,435	$2,939,704,314	$1,145,249,200
Investments in securities at market value	122,960,097	334,082,898	441,105,747	214,096,469
Investments in affiliates at market value	374,879,606	1,650,301,739	2,219,284,927	861,567,480
Investments at Market Value	497,839,703	1,984,384,637	2,660,390,674	1,075,663,949
Cash	203,325	168,343	239,249	196,905
Dividends and interest receivable	93,916	345,565	591,612	375,410
Prepaid expenses	1,714	4,027	5,138	2,681
Receivable for investments sold	1,974,533	2,916,497	2,483,877	981,867
Receivable for fund shares sold	210,210	635,585	1,965,720	650,793
Unrealized gain on forward contracts	—	—	—	—
Total Assets	500,323,401	1,988,454,654	2,665,676,270	1,077,871,605
Liabilities
Accrued expenses	16,877	20,956	23,190	19,038
Payable for investments purchased	2,169,138	3,530,306	4,402,147	1,546,056
Payable upon return of collateral for securities loaned	—	—	—	—
Payable for fund shares redeemed	48,448	28,886	230,011	189,615
Unrealized loss on forward contracts	—	—	—	—
Swap agreements, at value	9,340	112,084	138,236	41,098
Payable for variation margin	389,675	1,393,625	1,859,065	476,275
Payable to affiliate	113,324	401,036	497,988	219,772
Total Liabilities	2,746,802	5,486,893	7,150,637	2,491,854
Net Assets
Capital stock (beneficial interest)	544,566,340	2,138,652,515	2,777,883,821	1,084,443,897
Accumulated undistributed net investment income/(loss)	7,745,159	50,399,667	77,589,357	31,490,233
Accumulated undistributed net realized gain/(loss)	17,755,151	56,685,557	79,553,984	28,777,817
Net unrealized appreciation/(depreciation) on:
Investments	4,958,969	9,440,880	9,990,653	5,921,105
Affiliated investments	(78,318,029)	(274,126,678)	(289,304,293)	(75,506,356)
Futures contracts	997,867	3,423,951	4,682,847	808,853
Swap agreements	(128,858)	(1,508,131)	(1,870,736)	(555,798)
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Total Net Assets	$497,576,599	$1,982,967,761	$2,658,525,633	$1,075,379,751
Shares of beneficial interest outstanding	46,660,699	185,037,710	245,680,455	98,573,628
Net asset value per share	$10.66	$10.72	$10.82	$10.91

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Partner Technology Portfolio	Partner Healthcare Portfolio	Partner Natural Resources Portfolio	Partner Emerging Markets Portfolio	Real Estate Securities Portfolio	Partner Utilities Portfolio	Partner Small Cap Growth Portfolio

$27,446,620	$11,542,601	$20,462,674	$16,460,210	$376,148,663	$6,470,994	$151,274,288
30,865,840	13,045,276	20,887,731	17,261,558	265,192,479	6,151,700	160,503,568
3,353,411	—	—	—	78,496,425	—	21,405,506
34,219,251	13,045,276	20,887,731	17,261,558	343,688,904	6,151,700	181,909,074
80,854	229,327	246,171	223,738 (a)	192,285	196,910 (b)	403,080
5,566	19,486	11,642	12,269	925,609	11,656	34,114
969	929	927	920	1,232	918	1,155
—	—	—	—	19,838	—	3,324,681
36,347	23,915	22,195	11,076	497,212	23,502	70,105
—	—	—	432	—	—	—
34,342,987	13,318,933	21,168,666	17,509,993	345,325,080	6,384,686	185,742,209

12,394	7,400	7,399	18,223	30,221	7,409	18,537
—	—	—	54,277	1,169,878	—	3,699,180
3,353,411	—	—	—	78,496,425	—	21,405,506
2,360	910	13,387	717	39,624	273	4,925
—	—	—	3	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
26,192	11,664	16,038	9,888	186,227	718	127,482
3,394,357	19,974	36,824	83,108	79,922,375	8,400	25,255,630

38,248,797	11,514,785	20,931,464	17,496,463	324,966,987	7,218,069	193,465,627
(7,896)	18,891	16,506	(13,235)	(23,786)	147,043	(12,225)
(14,064,902)	261,703	(241,236)	(858,385)	(27,080,257)	(669,523)	(63,601,609)

6,772,631	1,502,675	425,057	801,348	(32,459,759)	(319,294)	30,634,786
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	—	—	—	—
—	—	—	429	—	—	—
—	905	51	265	(480)	(9)	—
$30,948,630	$13,298,959	$21,131,842	$17,426,885	$265,402,705	$6,376,286	$160,486,579
5,438,690	1,200,805	2,568,533	1,792,714	22,746,779	821,516	16,008,604
$5.69	$11.08	$8.23	$9.72	$11.67	$7.76	$10.03

(a)	Includes foreign currency holdings of $69,019 (cost $68,347).
(b)	Includes foreign currency holdings of $924 (cost $925).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of December 31, 2009	Partner Small Cap Value Portfolio	Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Growth Portfolio II
Assets
Investments at cost	$254,446,184	$224,208,102	$217,656,754	$107,965,697
Investments in securities at market value	226,037,419	257,550,022	203,853,558	125,574,268
Investments in affiliates at market value	30,107,005	14,969,779	24,200,701	2,701,775
Investments at Market Value	256,144,424	272,519,801	228,054,259	128,276,043
Cash	206,261	1,092	42,039	556
Dividends and interest receivable	292,923	140,868	216,913	62,424
Prepaid expenses	1,243	1,512	1,283	1,098
Receivable for investments sold	4,983	6,445,372	—	1,281,042
Receivable for fund shares sold	95,169	141,789	26,812	51,504
Unrealized gain on forward contracts	—	—	—	—
Total Assets	256,745,003	279,250,434	228,341,306	129,672,667
Liabilities
Accrued expenses	23,007	40,634	44,575	13,286
Payable for investments purchased	104,432	5,483,752	—	1,039,172
Payable upon return of collateral for securities loaned	30,107,005	14,969,779	24,200,701	2,701,775
Payable for fund shares redeemed	4,331	100,068	63,013	4,552
Unrealized loss on forward contracts	—	5,249	—	—
Payable for variation margin	—	—	44,200	—
Payable to affiliate	159,855	158,214	69,325	71,391
Total Liabilities	30,398,630	20,757,696	24,421,814	3,830,176
Net Assets
Capital stock (beneficial interest)	237,130,117	341,430,352	203,926,202	104,830,933
Accumulated undistributed net investment income/(loss)	303,244	87,641	1,674,601	(7,860)
Accumulated undistributed net realized gain/(loss)	(12,785,228)	(131,336,358)	(12,192,098)	709,072
Net unrealized appreciation/(depreciation) on:
Investments	1,698,240	48,311,699	10,397,505	20,310,346
Futures contracts	—	—	113,282	—
Foreign currency forward contracts	—	(5,249)	—	—
Foreign currency transactions	—	4,653	—	—
Total Net Assets	$226,346,373	$258,492,738	$203,919,492	$125,842,491
Shares of beneficial interest outstanding	14,524,239	25,523,180	19,299,384	14,922,119
Net asset value per share	$15.58	$10.13	$10.57	$8.43

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio	Partner Worldwide Allocation Portfolio	Partner International Stock Portfolio		Partner Socially Responsible Stock Portfolio

$353,918,438	$172,449,616	$419,536,978	$87,234,817	$226,690,272	$852,338,968		$4,153,441
363,664,347	183,613,085	443,811,637	86,775,583	253,465,976	882,265,448		4,082,183
10,479,037	9,806,665	18,736,612	6,345,282	—	13,880,242		—
374,143,384	193,419,750	462,548,249	93,120,865	253,465,976	896,145,690		4,082,183
794	1,932	237,147	88,430	702,670 (a)	336,817	(b)	18,517
158,329	230,263	235,007	86,512	612,693	1,142,650		4,187
1,544	1,181	1,786	1,069	1,146	2,492		915
3,983,915	588,650	—	243,399	198,219	342,131		31,608
26,071	136,982	207,233	2,396	405,855	16,545		85
—	—	—	—	69,381	1,039		—
378,314,037	194,378,758	463,229,422	93,542,671	255,455,940	897,987,364		4,137,495

49,445	17,575	38,824	17,725	42,405	103,799		7,171
2,262,125	727,931	453,614	150,462	87,471	—		—
10,479,037	9,806,665	18,736,612	6,345,282	—	13,880,242		—
172,610	555	216,035	35,607	127,945	458,980		192
—	—	—	—	23,756	485		—
—	—	—	27,600	121,426	—		—
135,321	121,995	261,853	33,667	181,092	600,776		117
13,098,538	10,674,721	19,706,938	6,610,343	584,095	15,044,282		7,480

424,900,469	205,269,797	526,712,580	83,628,062	245,572,637	1,136,002,507		4,805,863
843,854	706,749	254,446	904,162	(200,442)	207,657		(2,970)
(80,753,770)	(43,242,643)	(126,455,813)	(3,545,832)	(17,330,499)	(297,091,469)		(601,620)

20,224,946	20,970,134	43,011,271	5,886,048	26,775,704	43,806,722		(71,258)
—	—	—	59,888	9,171	—		—
—	—	—	—	45,625	554		—
—	—	—	—	(351)	17,111		—
$365,215,499	$183,704,037	$443,522,484	$86,932,328	$254,871,845	$882,943,082		$4,130,015
25,332,910	16,985,134	45,261,273	8,384,124	32,529,479	88,367,025		471,528
$14.42	$10.82	$9.80	$10.37	$7.84	$9.99		$8.76

(a)	Includes foreign currency holdings of $91,156 (cost $90,769).

(b)	Includes foreign currency holdings of $190,366 (cost $190,521).

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of December 31, 2009	Partner All Cap Growth Portfolio	Partner All Cap Value Portfolio	Partner All Cap Portfolio	Large Cap Growth Portfolio II
Assets
Investments at cost	$7,255,921	$5,029,299	$57,611,939	$304,559,176
Investments in securities at market value	7,979,174	5,337,184	62,514,854	358,672,899
Investments in affiliates at market value	—	—	1,275,375	6,796,273
Investments at Market Value	7,979,174	5,337,184	63,790,229	365,469,172
Cash	213,375	236,752	65,169	250
Dividends and interest receivable	1,354	3,455	48,996	223,034
Prepaid expenses	914	913	1,028	1,642
Receivable for investments sold	47,467	—	638,357	3,062,874
Receivable for fund shares sold	7,120	663	1,109	192,651
Total Assets	8,249,404	5,578,967	64,544,888	368,949,623
Liabilities
Accrued expenses	7,513	8,734	14,001	21,963
Payable for investments purchased	142,022	46,562	574,901	4,543,741
Payable upon return of collateral for securities loaned	—	—	1,275,375	6,796,273
Payable for fund shares redeemed	562	95	18,699	13,143
Open options written, at value	—	—	—	13,650
Payable for variation margin	—	—	—	—
Payable to affiliate	2,867	116	47,097	175,022
Mortgage dollar roll deferred revenue	—	—	—	—
Total Liabilities	152,964	55,507	1,930,073	11,563,792
Net Assets
Capital stock (beneficial interest)	8,625,948	6,665,883	81,109,583	285,136,925
Accumulated undistributed net investment income/(loss)	(2,970)	(11,928)	418,643	440,796
Accumulated undistributed net realized gain/(loss)	(1,249,791)	(1,438,380)	(25,091,701)	10,900,348
Net unrealized appreciation/(depreciation) on:
Investments	723,253	307,885	6,178,290	60,909,996
Written option contracts	—	—	—	(2,234)
Futures contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Total Net Assets	$8,096,440	$5,523,460	$62,614,815	$357,385,831
Shares of beneficial interest outstanding	1,008,067	721,974	8,101,603	48,790,419
Net asset value per share	$8.03	$7.65	$7.73	$7.32

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio	Large Cap Stock Portfolio	Large Cap Index Portfolio	Equity Income Plus Portfolio	Balanced Portfolio

$918,287,777	$44,642,311	$652,989,429	$551,876,998	$338,954,193	$54,055,313	$306,918,473
1,029,317,494	61,102,450	737,436,656	621,168,108	337,855,473	54,207,124	308,203,970
30,719,415	196,140	2,450,287	5,875,573	2,928,421	—	4,467,865
1,060,036,909	61,298,590	739,886,943	627,043,681	340,783,894	54,207,124	312,671,835
3,154	164,845	65	6,682	224,791	806,109	40,469
635,726	42,616	862,585	484,050	452,279	93,200	800,794
2,852	1,027	2,270	1,983	1,573	995	1,506
14,223,562	112,780	439,640	2,587,174	—	—	499,637
79,732	288	345,611	168,139	23,620	28,315	5,635
1,074,981,935	61,620,146	741,537,114	630,291,709	341,486,157	55,135,743	314,019,876

160,661	14,514	63,231	64,815	66,792	10,348	62,419
18,021,512	16,717	5,454,496	5,153,074	67,704	—	27,829,701
30,719,415	196,140	2,450,287	5,875,573	2,928,421	—	4,467,865
366,785	10,897	161,257	402,061	103,721	547	357,211
31,990	—	—	338,900	—	35,725	—
—	—	—	837,900	39,900	76,440	19,150
368,611	43,853	387,987	346,844	109,144	33,591	94,099
—	—	—	—	—	—	31,234
49,668,974	282,121	8,517,258	13,019,167	3,315,682	156,651	32,861,679

2,159,376,299	58,088,746	865,384,060	745,169,307	361,360,806	66,555,402	273,935,054
197,953	2,609	134,913	47,073	6,061,481	67,433	6,997,054
(1,276,005,188)	(13,409,765)	(219,396,631)	(204,154,707)	(31,121,668)	(11,883,970)	(5,544,123)

141,749,132	16,656,279	86,897,514	75,166,683	1,829,701	151,811	5,753,362
(5,235)	—	—	76,331	—	9,172	—
—	—	—	967,855	40,155	79,244	16,850
—	156	—	—	—	—	—
$1,025,312,961	$61,338,025	$733,019,856	$617,272,542	$338,170,475	$54,979,092	$281,158,197
66,584,460	6,175,875	75,966,532	79,906,137	21,462,019	6,951,667	20,925,389
$15.40	$9.93	$9.65	$7.72	$15.76	$7.91	$13.44

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

As of December 31, 2009	High Yield Portfolio	Diversified Income Plus Portfolio	Partner Socially Responsible Bond Portfolio	Income Portfolio
Assets
Investments at cost	$762,280,093	$87,524,482	$5,815,183	$1,317,096,241
Investments in securities at market value	737,733,994	86,125,420	5,948,614	1,297,621,630
Investments in affiliates at market value	36,175,205	1,336,140	—	25,267,561
Investments at Market Value	773,909,199	87,461,560	5,948,614	1,322,889,191
Cash	1,256	255,252	193,842	3,456
Dividends and interest receivable	13,409,806	750,010	52,021	16,403,327
Prepaid expenses	2,426	1,076	924	3,490
Receivable for investments sold	5,491,884	157,501	—	—
Receivable for fund shares sold	225,372	19,459	4	489,285
Swap agreements, at value	—	23,671	—	72,530
Receivable from affiliate	—	—	313	—
Receivable for variation margin	—	51,459	4,902	661,440
Total Assets	793,039,943	88,719,988	6,200,620	1,340,522,719
Liabilities
Accrued expenses	67,388	15,268	7,621	95,044
Payable for investments purchased	400,010	85,194	—	53,167,344
Payable upon return of collateral for securities loaned	36,175,205	1,336,140	—	7,956,950
Payable for fund shares redeemed	155,747	28,880	132	235,668
Open options written, at value	—	19,725	—	—
Payable for variation margin	—	45,664	8,929	406,562
Payable to affiliate	273,047	37,465	—	454,225
Mortgage dollar roll deferred revenue	—	—	—	51,211
Total Liabilities	37,071,397	1,568,336	16,682	62,367,004
Net Assets
Capital stock (beneficial interest)	1,426,533,773	105,806,110	6,065,912	1,363,590,234
Accumulated undistributed net investment income/(loss)	465,728	4,610,543	(1,080)	659,905
Accumulated undistributed net realized gain/(loss)	(682,660,061)	(22,948,272)	21,882	(93,538,441)
Net unrealized appreciation/(depreciation) on:
Investments	11,629,106	(62,922)	133,431	1,782,339
Affiliated investments	—	—	—	4,010,611
Written option contracts	—	4,680	—	—
Futures contracts	—	(37,191)	(36,207)	1,320,728
Swap agreements	—	(221,296)	—	330,339
Total Net Assets	$755,968,546	$87,151,652	$6,183,938	$1,278,155,715
Shares of beneficial interest outstanding	165,817,575	14,202,785	608,386	136,167,490
Net asset value per share	$4.56	$6.14	$10.16	$9.39

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Assets and Liabilities – continued

Bond Index Portfolio	Limited Maturity Bond Portfolio	Mortgage Securities Portfolio	Money Market Portfolio

$225,040,929	$1,147,066,604	$52,457,208	$245,524,100
210,051,311	1,109,165,520	49,048,216	245,524,100
6,634,075	20,086,484	—	—
216,685,z386	1,129,252,004	49,048,216	245,524,100	[a]
5,560	2,128	187,688	1,121
1,035,703	7,574,920	60,029	42,808
1,306	3,187	984	2,629
—	—	71,562	—
43,646	696,823	7,295	634,692
—	—	—	—
—	—	—	—
—	631,611	—	—
217,771,601	1,138,160,673	49,375,774	246,205,350

30,858	69,747	11,951	55,205
54,431,375	31,199,219	17,753,066	—
6,634,075	813,270	—	—
13,443	11,830	16,177	61,101
—	—	—	—
—	2,500	1,953	—
56,324	389,580	20,587	80,970
77,377	33,915	18,978	—
61,243,452	32,520,061	17,822,712	197,276

166,225,308	1,142,528,966	34,741,444	246,040,460
(636)	57,515	—	(32,386)
(1,340,980)	(23,350,811)	234,763	—

(8,355,543)	(21,587,814)	(3,408,992)	—
—	3,773,214	—	—
—	—	—	—
—	4,219,542	(14,153)	—
—	—	—	—
$156,528,149	$1,105,640,612	$31,553,062	$246,008,074
15,450,694	114,930,596	3,278,746	246,008,074
$10.13	$9.62	$9.62	$1.00

[a]	Securities held by this fund are valued on the basis of amortized cost, which approximates market value.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations

For the year ended December 31, 2009	Aggressive Allocation Portfolio	Moderately Aggressive Allocation Portfolio	Moderate Allocation Portfolio	Moderately Conservative Allocation Portfolio
Investment Income
Dividends	$242,798	$538,177	$505,231	$226,501
Interest	272,148	2,499,071	5,931,375	3,238,842
Income from securities loaned	—	—	—	—
Income from affiliated investments	5,671,961	38,022,619	64,247,669	27,561,588
Foreign dividend tax withholding	(993)	(2,246)	(2,246)	(1,088)
Total Investment Income	6,185,914	41,057,621	70,682,029	31,025,843
Expenses
Adviser fees	796,211	2,629,897	3,434,610	1,503,065
Sub-Adviser fees	—	—	—	—
Administrative service fees	161,015	394,364	501,778	251,305
Audit and legal fees	23,889	46,925	57,438	32,180
Custody fees	23,308	27,437	31,419	29,371
Insurance expenses	6,640	15,451	19,486	10,047
Printing and postage expenses	17,644	38,858	35,506	12,813
Directors’ fees	5,513	7,133	8,146	6,402
Other expenses	6,973	8,874	9,406	7,946
Total Expenses Before Reimbursement	1,041,193	3,168,939	4,097,789	1,853,129
Less:
Reimbursement from adviser	(91,902)	—	—	—
Custody earnings credit	(2)	(8)	(21)	(4)
Total Net Expenses	949,289	3,168,931	4,097,768	1,853,125
Net Investment Income/(Loss)	5,236,625	37,888,690	66,584,261	29,172,718
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	385,332	515,027	491,956	464,387
Affiliated investments	(6,517,688)	(9,000,165)	(1,088,347)	2,843,125
Distributions of realized capital gains from affiliated investments	2,589,684	13,582,085	13,503,661	3,270,445
Futures contracts	10,325,512	45,730,525	67,613,264	23,098,053
Foreign currency transactions	(156)	(234)	(195)	(78)
Swap agreements	(33,167)	(395,959)	(488,772)	(145,519)
Change in net unrealized appreciation/(depreciation) on:
Investments	4,958,969	11,399,136	14,496,226	8,386,636
Affiliated investments	97,649,515	333,796,428	364,893,770	115,237,609
Futures contracts	328,892	(361,105)	(1,567,028)	(722,629)
Foreign currency forward contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Swap agreements	(128,858)	(1,508,131)	(1,870,736)	(555,798)
Net Realized and Unrealized Gains/(Losses)	109,558,035	393,757,607	455,983,799	151,876,231
Net Increase/(Decrease) in Net Assets Resulting From Operations	$114,794,660	$431,646,297	$522,568,060	$181,048,949

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Partner Technology Portfolio	Partner Healthcare Portfolio	Partner Natural Resources Portfolio	Partner Emerging Markets Portfolio	Real Estate Securities Portfolio	Partner Utilities Portfolio	Partner Small Cap Growth Portfolio

$121,690	$166,373	$172,028	$212,154	$7,737,737	$197,214	$562,691
191	—	679	27	181,842	—	8,603
20,142	—	—	—	179,843	—	186,948
5,965	2,185	5,115	380	21,234	1,501	29,009
(3,340)	(8,381)	(7,330)	(17,528)	(13,133)	(4,139)	(676)
144,648	160,177	170,492	195,033	8,107,523	194,576	786,575

134,330	30,391	38,007	31,716	1,532,404	15,244	601,223
62,793	65,848	57,010	71,060	—	22,866	655,020
85,256	82,026	82,533	81,713	118,310	81,016	105,125
16,684	15,887	15,875	18,712	20,171	15,817	18,318
4,925	4,535	5,316	28,316	13,203	6,110	20,643
3,769	3,582	3,578	3,562	5,014	3,550	4,497
4,920	169	193	88	14,811	62	4,818
4,936	4,024	4,024	4,024	14,969	4,023	10,245
5,947	6,473	9,436	9,651	8,132	8,657	7,323
323,560	212,935	215,972	248,842	1,727,014	157,345	1,427,212

(4,062)	(72,123)	(65,064)	(120,372)	(20,939)	(111,507)	(149,115)
—	—	(149)	—	(1)	(106)	(1)
319,498	140,812	150,759	128,470	1,706,074	45,732	1,278,096
(174,850)	19,365	19,733	66,563	6,401,449	148,844	(491,521)

1,526,633	392,174	(165,054)	(525,692)	(18,106,885)	(241,409)	(12,388,498)
—	—	—	—	—	—	—

—	—	—	—	—	—	—
(157,196)	—	—	—	—	—	1,314,989
(1,572)	208	(2,353)	(2,847)	—	(658)	—
—	—	—	—	—	—	—
10,534,837	2,043,003	4,710,612	4,793,270	67,918,976	804,726	51,310,664
—	—	—	—	—	—	—
—	—	—	—	—	—	(541,568)
—	—	2,272	429	—	55	—
—	883	(1,942)	408	318	230	—
—	—	—	—	—	—	—
11,902,702	2,436,268	4,543,535	4,265,568	49,812,409	562,944	39,695,587
$11,727,852	$2,455,633	$4,563,268	$4,332,131	$56,213,858	$711,788	$39,204,066

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the year ended December 31, 2009	Partner Small Cap Value Portfolio	Small Cap Stock Portfolio	Small Cap Index Portfolio	Mid Cap Growth Portfolio II
Investment Income
Dividends	$3,010,619	$3,646,793	$2,284,736	$529,473
Interest	2,795	20,654	6,355	1,818
Income from securities loaned	90,497	257,820	259,843	82,252
Income from affiliated investments	10,537	20,124	5,751	14,505
Foreign dividend tax withholding	(2,012)	(8,906)	(574)	(2,518)
Total Investment Income	3,112,436	3,936,485	2,556,111	625,530
Expenses
Adviser fees	355,802	1,888,772	631,833	888,391
Sub-Adviser fees	1,067,406	—	—	—
Administrative service fees	115,580	135,039	116,105	99,742
Audit and legal fees	19,550	22,318	20,158	17,581
Custody fees	8,935	63,383	41,983	10,048
Insurance expenses	4,790	5,904	5,114	4,127
Printing and postage expenses	8,683	13,315	16,439	2,404
Directors' fees	13,159	19,429	16,820	7,264
Other expenses	7,818	10,767	14,127	6,369
Total Expenses Before Reimbursement	1,601,723	2,158,927	862,579	1,035,926
Less:
Reimbursement from adviser	(12,265)	(11,053)	(5,831)	(361,949)
Custody earnings credit	(2)	(5)	—	(20)
Total Net Expenses	1,589,456	2,147,869	856,748	673,957
Net Investment Income/(Loss)	1,522,980	1,788,616	1,699,363	(48,427)
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(11,700,065)	(17,741,330)	(5,932,437)	3,074,088
In-kind redemptions	—	9,285,195	—	—
Futures contracts	—	1,538,470	1,203,307	—
Foreign currency transactions	(4,521)	1,328	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	59,656,759	53,296,558	43,873,573	36,378,132
Futures contracts	—	—	10,046	—
Foreign currency forward contracts	—	(5,249)	—	—
Foreign currency transactions	—	4,653	—	—
Net Realized and Unrealized Gains/(Losses)	47,952,173	46,379,625	39,154,489	39,452,220
Net Increase/(Decrease) in Net Assets Resulting From Operations	$49,475,153	$48,168,241	$40,853,852	$39,403,793

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Mid Cap Growth Portfolio	Partner Mid Cap Value Portfolio	Mid Cap Stock Portfolio	Mid Cap Index Portfolio	Partner Worldwide Allocation Portfolio	Partner International Stock Portfolio	Partner Socially Responsible Stock Portfolio

$2,188,246	$3,132,574	$5,135,983	$1,267,130	$3,881,090	$25,949,289	$49,379
13,054	1,374	19,286	1,364	1,234,245	4,685	—
187,723	41,869	212,678	70,681	—	515,273	—
23,804	12,908	17,758	3,952	40,269	78,710	254
(5,708)	(170)	—	—	(329,414)	(2,317,752)	(821)
2,407,119	3,188,555	5,385,705	1,343,127	4,826,190	24,230,205	48,812

1,243,148	357,401	2,835,161	267,465	608,682	3,539,382	10,506
—	688,698	—	—	834,566	2,881,588	17,510
142,157	107,896	164,159	95,284	112,073	234,274	80,700
22,012	18,535	24,396	17,461	20,999	33,180	17,094
19,267	25,333	23,106	23,990	273,876	205,915	3,071
6,272	4,471	6,697	4,189	4,380	10,260	3,541
30,393	1,695	12,107	9,527	182	39,830	9
22,892	10,228	24,483	5,603	9,165	46,186	4,022
9,497	6,850	8,979	10,474	52,756	41,666	5,701
1,495,638	1,221,107	3,099,088	433,993	1,916,679	7,032,281	142,154

(10,850)	(12,628)	(14,193)	(3,241)	(313,694)	(485,689)	(107,835)
(13)	(2)	(22)	—	(47)	(6)	—
1,484,775	1,208,477	3,084,873	430,752	1,602,938	6,546,586	34,319
922,344	1,980,078	2,300,832	912,375	3,223,252	17,683,619	14,493

(32,463,158)	(15,137,528)	(24,251,709)	(1,977,590)	(4,774,551)	(121,385,620)	(321,107)
—	—	15,204,769	—	—	—	—
—	—	—	371,836	1,448,911	—	—

—	—	—	—	(184,500)	(362,745)	—
159,600,719	54,456,720	149,325,178	24,790,837	49,681,138	278,595,511	1,399,369
—	—	—	7,309	(138,462)	—	—
—	—	—	—	36,412	554	—
—	—	—	—	2,433	24,442	—
127,137,561	39,319,192	140,278,238	23,192,392	46,071,381	156,872,142	1,078,262

$128,059,905	$41,299,270	$142,579,070	$24,104,767	$49,294,633	$174,555,761	$1,092,755

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the year ended December 31, 2009	Partner All Cap Growth Portfolio	Partner All Cap Value Portfolio	Partner All Cap Portfolio	Large Cap Growth Portfolio II
Investment Income
Dividends	$35,368	$74,693	$992,328	$4,135,841
Interest	—	—	86	10,033
Income from mortgage dollar rolls	—	—	—	—
Income from securities loaned	—	—	7,410	42,813
Income from affiliated investments	373	583	1,943	32,742
Foreign dividend tax withholding	(351)	(342)	(207)	(56,841)
Total Investment Income	35,390	74,934	1,001,560	4,164,588
Expenses
Adviser fees	12,505	10,034	194,770	2,682,731
Sub-Adviser fees	27,095	15,050	333,893	—
Administrative service fees	80,833	80,668	91,130	147,068
Audit and legal fees	17,078	16,804	17,012	22,824
Custody fees	6,815	20,187	34,279	40,180
Insurance expenses	3,537	3,535	4,028	5,761
Printing and postage expenses	22	16	5,429	2,215
Directors’ fees	4,024	4,024	4,787	17,204
Other expenses	6,199	5,779	6,667	6,556
Total Expenses Before Reimbursement	158,108	156,097	691,995	2,924,539
Less:
Reimbursement from adviser	(116,424)	(123,321)	(113,346)	(1,004,866)
Custody earnings credit	—	—	—	(78)
Total Net Expenses	41,684	32,776	578,649	1,919,595
Net Investment Income/(Loss)	(6,294)	42,158	422,911	2,244,993
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(435,801)	(269,441)	(2,362,387)	36,937,110
In-kind redemptions	—	—	—	11,203,378
Written option contracts	—	577	—	(95,893)
Futures contracts	—	—	—	—
Foreign currency transactions	—	(73)	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	2,145,133	1,305,621	15,986,057	65,861,072
Written option contracts	—	—	—	(2,234)
Futures contracts	—	—	—	—
Foreign currency transactions	—	—	—	—
Net Realized and Unrealized Gains/(Losses)	1,709,332	1,036,684	13,623,670	113,903,433
Net Increase/(Decrease) in Net Assets Resulting From Operations	$1,703,038	$1,078,842	$14,046,581	$116,148,426

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Large Cap Growth Portfolio	Partner Growth Stock Portfolio	Large Cap Value Portfolio	Large Cap Stock Portfolio	Large Cap Index Portfolio	Equity Income Plus Portfolio	Balanced Portfolio

$11,125,130	$544,631	$16,108,644	$8,862,110	$7,203,624	$1,300,237	$4,133,729
32,044	14	19,440	60,473	7,550	29,621	2,829,444
—	—	—	—	—	—	774,589
154,370	3,655	124,203	72,268	197,963	—	142,878
28,116	3,970	26,462	61,692	8,521	23,915	20,111
(150,401)	(10,635)	(73,270)	(58,101)	—	(7,688)	—
11,189,259	541,635	16,205,479	8,998,442	7,417,658	1,346,085	7,900,751

3,597,706	217,822	4,012,409	3,341,104	1,042,509	283,386	918,460
—	217,822	—	—	—	—	—
259,885	90,891	213,747	183,663	141,179	88,720	132,959
34,927	16,929	30,600	26,938	23,100	16,377	22,186
47,228	24,455	29,764	53,804	39,634	27,113	33,055
12,666	4,022	9,022	8,180	6,323	3,782	5,962
47,321	5,554	21,810	18,330	21,328	30	11,651
66,722	4,994	38,323	32,595	25,613	4,235	23,787
16,686	7,413	11,074	11,524	13,951	7,881	23,990
4,083,141	589,902	4,366,749	3,676,138	1,313,637	431,524	1,172,050

(11,763)	(56,320)	(12,895)	(33,221)	(6,931)	(60,835)	(12,470)
(19)	—	(14)	(11)	(14)	(108)	(7)
4,071,359	533,582	4,353,840	3,642,906	1,306,692	370,581	1,159,573
7,117,900	8,053	11,851,639	5,355,536	6,110,966	975,504	6,741,178

(43,664,466)	(6,419,955)	(145,046,680)	(76,773,122)	(13,661,106)	(3,216,532)	2,868,967
—	—	14,189,850	—	—	—	—
37,235	—	—	(744,233)	—	(21,091)	—
—	—	—	16,092,527	998,757	1,152,390	633,443
—	(83)	—	—	—	—	—

350,254,598	25,925,085	260,863,957	185,076,855	77,447,741	8,488,151	41,016,335
(5,235)	—	—	76,331	—	7,684	—
—	—	—	899,540	22,840	(55,175)	(27,070)
—	735	—	—	—	—	—
306,622,132	19,505,782	130,007,127	124,627,898	64,808,232	6,355,427	44,491,675
$313,740,032	$19,513,835	$141,858,766	$129,983,434	$70,919,198	$7,330,931	$51,232,853

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

For the year ended December 31, 2009	High Yield Portfolio	Diversified Income Plus Portfolio	Partner Socially Responsible Bond Portfolio	Income Portfolio
Investment Income
Dividends	$796,538	$725,411	$—	$10,411
Interest	65,185,303	5,188,376	317,084	66,858,166
Income from mortgage dollar rolls	—	—	—	2,630,368
Income from securities loaned	278,238	12,576	—	95,456
Income from affiliated investments	22,666	11,365	3,190	1,151,847
Foreign dividend tax withholding	—	(4,334)	—	—
Total Investment Income	66,282,745	5,933,394	320,274	70,746,248
Expenses
Adviser fees	2,722,957	308,604	19,818	4,594,590
Sub-Adviser fees	—	—	26,424	—
Administrative service fees	216,148	95,430	81,321	309,730
Audit and legal fees	29,504	17,460	17,181	40,951
Custody fees	25,246	24,275	4,803	37,363
Insurance expenses	9,209	4,199	3,572	13,355
Printing and postage expenses	33,541	6,498	8	28,434
Directors’ fees	40,988	5,383	4,023	61,579
Other expenses	24,682	20,500	8,948	31,885
Total Expenses Before Reimbursement	3,102,275	482,349	166,098	5,117,887
Less:
Reimbursement from adviser	(9,560)	(13,623)	(121,173)	(66,788)
Custody earnings credit	(51)	(6)	(4)	(6)
Total Net Expenses	3,092,664	468,720	44,921	5,051,093
Net Investment Income/(Loss)	63,190,081	5,464,674	275,353	65,695,155
Realized and Unrealized Gains/(Losses)
Net realized gains/(losses) on:
Investments	(37,539,029)	(5,419,044)	119,659	(21,813,570)
Written option contracts	—	(32,257)	—	—
Futures contracts	—	558,346	(35,228)	(9,419,864)
Swap agreements	(1,788,912)	(22,068)	—	(10,002,259)
Change in net unrealized appreciation/(depreciation) on:
Investments	220,354,199	21,759,610	336,845	181,939,511
Affiliated investments	—	—	—	4,010,611
Written option contracts	—	4,680	—	—
Futures contracts	—	(119,678)	(4,452)	6,469,831
Swap agreements	1,181,418	(221,296)	—	5,595,892
Net Realized and Unrealized Gains/(Losses)	182,207,676	16,508,293	416,824	156,780,152
Net Increase/(Decrease) in Net Assets Resulting
From Operations	$245,397,757	$21,972,967	$692,177	$222,475,307

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Operations – continued

Bond Index Portfolio	Limited Maturity Bond Portfolio	Mortgage Securities Portfolio	Money Market Portfolio

$—	$168,505	$—	$34,040
4,796,460	43,205,308	1,085,685	5,022,992
1,892,483	1,168,942	665,015	—
25,241	145,001	—	—
27,059	1,166,738	4	—
—	—	—	—
6,741,243	45,854,494	1,750,704	5,057,032

556,154	3,925,706	156,433	2,355,594
—	—	—	—
111,780	276,285	86,257	197,780
19,749	36,991	16,534	31,359
16,405	38,409	9,779	22,774
5,037	11,855	3,816	224,311
9,928	14,156	3,770	12,261
14,634	50,784	4,816	37,001
17,526	25,361	7,036	11,655
751,213	4,379,547	288,441	2,892,735

(15,248)	(63,325)	(3)	(608,993)
(206)	(6)	(106)	(4)
735,759	4,316,216	288,332	2,283,738
6,005,484	41,538,278	1,462,372	2,773,294

3,014,854	7,714,939	777,530	92,385
—	317,468	4,016	—
—	(8,484,392)	27,380	—
—	(3,469,608)	—	—

3,482,736	73,595,299	1,464,607	—
—	3,773,214	—	—
—	—	—	—
—	10,882,890	(48,669)	—
—	2,057,838	—	—
6,497,590	86,387,648	2,224,864	92,385

$12,503,074	$127,925,926	$3,687,236	$2,865,679

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets

For the periods ended	Aggressive Allocation Portfolio		Moderately Aggressive Allocation Portfolio
	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations
Net investment income/(loss)	$5,236,625	$10,946,873	$37,888,690	$55,524,816
Net realized gains/(losses)	6,749,517	6,743,183	50,431,279	3,500,384
Change in net unrealized appreciation/(depreciation)	102,808,518	(217,861,605)	343,326,328	(710,280,244)
Net Change in Net Assets Resulting From Operations	114,794,660	(200,171,549)	431,646,297	(651,255,044)
Distributions to Shareholders
From net investment income	(18,135,548)	(6,895,956)	(77,679,068)	(33,855,722)
From net realized gains	(160,158)	(11,712,072)	—	(33,582,044)
Total Distributions to Shareholders	(18,295,706)	(18,608,028)	(77,679,068)	(67,437,766)
Capital Stock Transactions
Sold	62,333,686	96,905,699	262,244,472	305,758,512
Distributions reinvested	18,295,706	18,608,028	77,679,068	67,437,766
Redeemed	(33,861,667)	(38,848,508)	(65,488,124)	(80,759,724)
Capital Stock Transactions	46,767,725	76,665,219	274,435,416	292,436,554
Net Increase/(Decrease) in Net Assets	143,266,679	(142,114,358)	628,402,645	(426,256,256)
Net Assets, Beginning of Period	354,309,920	496,424,278	1,354,565,116	1,780,821,372
Net Assets, End of Period	$497,576,599	$354,309,920	$1,982,967,761	$1,354,565,116
Accumulated undistributed net investment income/(loss)	$7,745,159	$18,195,152	$50,399,667	$78,086,145
Capital Stock Share Transactions
Sold	6,919,123	8,287,460	27,844,433	26,380,154
Distributions reinvested	1,859,131	1,517,412	7,812,123	5,684,906
Redeemed	(3,766,744)	(3,386,481)	(7,416,567)	(7,372,833)

Total Capital Stock Share Transactions	5,011,510	6,418,391	28,239,989	24,692,227

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Moderate Allocation Portfolio		Moderately Conservative Allocation Portfolio		Partner Technology Portfolio		Partner Healthcare Portfolio
12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008 (a)

$66,584,261	$82,995,454	$29,172,718	$32,491,728	$(174,850)	$(4,856)	$19,365	$(3,260)
80,031,567	(14,343,786)	29,530,413	(3,929,188)	1,367,865	(15,125,436)	392,382	(120,790)
375,952,232	(744,254,686)	122,345,818	(211,313,361)	10,534,837	(10,146,791)	2,043,886	(540,306)
522,568,060	(675,603,018)	181,048,949	(182,750,821)	11,727,852	(25,277,083)	2,455,633	(664,356)

(103,104,758)	(52,371,012)	(36,683,505)	(21,495,292)	—	—	(1,353)	(5,750)
—	(32,531,242)	—	(6,930,728)	—	(6,532,649)	—	—
(103,104,758)	(84,902,254)	(36,683,505)	(28,426,020)	—	(6,532,649)	(1,353)	(5,750)

420,024,727	441,267,971	229,376,369	217,799,157	4,164,161	14,361,328	5,875,845	13,723,313
103,104,758	84,902,254	36,683,505	28,426,020	—	6,532,649	1,353	5,750
(95,625,567)	(122,966,627)	(49,801,447)	(77,240,026)	(9,260,649)	(21,405,970)	(2,167,917)	(5,923,559)
427,503,918	403,203,598	216,258,427	168,985,151	(5,096,488)	(511,993)	3,709,281	7,805,504
846,967,220	(357,301,674)	360,623,871	(42,191,690)	6,631,364	(32,321,725)	6,163,561	7,135,398
1,811,558,413	2,168,860,087	714,755,880	756,947,570	24,317,266	56,638,991	7,135,398	—
$2,658,525,633	$1,811,558,413	$1,075,379,751	$714,755,880	$30,948,630	$24,317,266	$13,298,959	$7,135,398
$77,589,357	$103,629,794	$31,490,233	$36,822,581	$(7,896)	$(5,298)	$18,891	$671

43,010,345	38,318,715	22,979,021	19,393,557	906,480	2,324,976	631,405	1,368,023
10,186,103	7,376,967	3,557,016	2,556,274	—	1,107,867	142	643
(10,558,694)	(11,781,195)	(5,101,337)	(7,494,597)	(2,159,106)	(3,612,354)	(228,457)	(570,951)

42,637,754	33,914,487	21,434,700	14,455,234	(1,252,626)	(179,511)	403,090	797,715

(a)	For the period from April 30, 2008 (inception) through December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

For the periods ended	Partner Natural Resources Portfolio		Partner Emerging Markets Portfolio
	12/31/2009	12/31/2008(a)	12/31/2009	12/31/2008(a)
Operations
Net investment income/(loss)	$19,733	$10,699	$66,563	$60,471
Net realized gains/(losses)	(167,407)	(79,605)	(528,539)	(344,349)
Change in net unrealized appreciation/(depreciation)	4,710,942	(4,285,834)	4,794,107	(3,992,065)
Net Change in Net Assets Resulting From Operations	4,563,268	(4,354,740)	4,332,131	(4,275,943)
Distributions to Shareholders
From net investment income	—	(8,150)	(76,466)	(49,300)
From net realized gains	—	—	—	—
From return of capital	—	—	—	—
Total Distributions to Shareholders	—	(8,150)	(76,466)	(49,300)
Capital Stock Transactions
Sold	12,737,918	18,271,675	12,684,986	14,221,039
Distributions reinvested	—	8,150	76,466	49,300
Redeemed	(2,763,376)	(7,322,903)	(4,919,497)	(4,615,831)
Capital Stock Transactions	9,974,542	10,956,922	7,841,955	9,654,508
Net Increase/(Decrease) in Net Assets	14,537,810	6,594,032	12,097,620	5,329,265
Net Assets, Beginning of Period	6,594,032	—	5,329,265	—
Net Assets, End of Period	$21,131,842	$6,594,032	$17,426,885	$5,329,265
Accumulated undistributed net investment income/(loss)	$16,506	$(874)	$(13,235)	$(485)
Capital Stock Share Transactions
Sold	1,837,899	1,877,037	1,543,971	1,492,935
Distributions reinvested	—	1,424	7,887	8,820
Redeemed	(421,288)	(726,539)	(712,596)	(548,303)

Total Capital Stock Share Transactions	1,416,611	1,151,922	839,262	953,452

(a)	For the period from April 30, 2008 (inception) through December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Real Estate Securities Portfolio		Partner Utilities Portfolio		Partner Small Cap Growth Portfolio		Partner Small Cap Value Portfolio
12/31/2009	12/31/2008	12/31/2009	12/31/2008(a)	12/31/2009	12/31/2008	12/31/2009	12/31/2008

$6,401,449	$8,442,766	$148,844	$74,681	$(491,521)	$123,135	$1,522,980	$2,047,203
(18,106,885)	(7,116,231)	(242,067)	(435,251)	(11,073,509)	(51,544,571)	(11,704,586)	6,100,805
67,919,294	(121,962,655)	805,011	(1,124,314)	50,769,096	(31,775,286)	59,656,759	(72,429,819)
56,213,858	(120,636,120)	711,788	(1,484,884)	39,204,066	(83,196,722)	49,475,153	(64,281,811)

(6,291,795)	(14,566,225)	—	(70,001)	(111,079)	(14,000)	(1,581,418)	(2,545,338)
—	(28,080,349)	—	—	—	(10,509,420)	(159,744)	(16,838,215)
(2,508,205)	(5,059,614)	—	—	—	—	—	—
(8,800,000)	(47,706,188)	—	(70,001)	(111,079)	(10,523,420)	(1,741,162)	(19,383,553)

37,489,864	69,004,871	2,724,661	11,290,054	16,165,667	45,652,970	23,552,161	84,134,259
8,800,000	47,706,188	—	70,001	111,079	10,523,420	1,741,162	19,383,553
(25,720,724)	(77,375,670)	(1,412,214)	(5,453,119)	(7,344,076)	(17,565,263)	(14,611,741)	(37,539,486)
20,569,140	39,335,389	1,312,447	5,906,936	8,932,670	38,611,127	10,681,582	65,978,326
67,982,998	(129,006,919)	2,024,235	4,352,051	48,025,657	(55,109,015)	58,415,573	(17,687,038)
197,419,707	326,426,626	4,352,051	—	112,460,922	167,569,937	167,930,800	185,617,838
$265,402,705	$197,419,707	$6,376,286	$4,352,051	$160,486,579	$112,460,922	$226,346,373	$167,930,800
$(23,786)	$(14,704)	$147,043	$(1,143)	$(12,225)	$104,760	$303,244	$392,994

3,975,463	4,166,491	398,132	1,202,982	1,848,403	3,890,323	1,738,781	4,761,828
741,059	3,559,449	—	10,101	13,562	910,882	120,126	1,332,053
(3,096,946)	(4,997,767)	(204,597)	(585,102)	(956,588)	(1,717,371)	(1,250,415)	(2,242,123)

1,619,576	2,728,173	193,535	627,981	905,377	3,083,834	608,492	3,851,758

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Small Cap Stock Portfolio		Small Cap Index Portfolio
For the periods ended	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations
Net investment income/(loss)	$1,788,616	$2,456,589	$1,699,363	$3,650,741
Net realized gains/(losses)	(6,916,337)	(124,347,195)	(4,729,130)	26,275,366
Change in net unrealized appreciation/(depreciation)	53,295,962	(47,846,509)	43,883,619	(125,267,802)
Net Change in Net Assets Resulting From Operations	48,168,241	(169,737,115)	40,853,852	(95,341,695)
Distributions to Shareholders
From net investment income	(2,254,275)	(4,048,322)	(3,597,439)	(3,385,779)
From net realized gains	—	(46,096,464)	(31,411,591)	(58,824,685)
Total Distributions to Shareholders	(2,254,275)	(50,144,786)	(35,009,030)	(62,210,464)
Capital Stock Transactions
Sold	31,855,260	103,667,043	3,874,146	6,966,769
Distributions reinvested	2,254,275	50,144,786	35,009,030	62,210,464
Redeemed	(28,326,953)	(45,725,077)	(33,002,127)	(77,326,919)
In-kind redemptions	(81,263,535)	—	—	—
Capital Stock Transactions	(75,480,953)	108,086,752	5,881,049	(8,149,686)
Net Increase/(Decrease) in Net Assets	(29,566,987)	(111,795,149)	11,725,871	(165,701,845)
Net Assets, Beginning of Period	288,059,725	399,854,874	192,193,621	357,895,466
Net Assets, End of Period	$258,492,738	$288,059,725	$203,919,492	$192,193,621
Accumulated undistributed net investment income/(loss)	$87,641	$571,211	$1,674,601	$3,619,275
Capital Stock Share Transactions
Sold	3,553,935	7,926,538	402,579	436,587
Distributions reinvested	233,373	4,096,169	4,157,496	4,267,480
Redeemed	(3,399,243)	(3,899,039)	(3,496,648)	(5,095,584)
In-kind redemptions	(8,813,833)	—	—	—

Total Capital Stock Share Transactions	(8,425,768)	8,123,668	1,063,427	(391,517)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Mid Cap Growth Portfolio II		Mid Cap Growth Portfolio		Partner Mid Cap Value Portfolio		Mid Cap Stock Portfolio
12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008

$(48,427)	$109,517	$922,344	$2,770,776	$1,980,078	$1,644,483	$2,300,832	$3,331,992
3,074,088	(2,275,305)	(32,463,158)	(36,950,006)	(15,137,528)	(26,491,608)	(9,046,940)	(110,131,447)
36,378,132	(21,214,625)	159,600,719	(216,054,842)	54,456,720	(37,787,729)	149,325,178	(127,005,637)
39,403,793	(23,380,413)	128,059,905	(250,234,072)	41,299,270	(62,634,854)	142,579,070	(233,805,092)

(1,858)	(179,857)	(53,590)	(5,290,257)	(1,544,209)	(2,140,821)	(2,265,664)	(5,709,119)
—	(5,096,454)	—	(105,080,869)	—	(3,977,150)	—	(35,581,789)
(1,858)	(5,276,311)	(53,590)	(110,371,126)	(1,544,209)	(6,117,971)	(2,265,664)	(41,290,908)

11,002,912	79,643,955	9,597,955	33,072,691	24,284,192	105,815,967	44,812,008	271,252,543
1,858	5,276,311	53,590	110,371,126	1,544,209	6,117,971	2,265,664	41,290,908
(5,335,093)	(7,938,547)	(47,544,157)	(177,573,481)	(5,216,249)	(14,864,298)	(28,894,369)	(45,510,935)
—	—	—	—	—	—	(94,857,255)	—
5,669,677	76,981,719	(37,892,612)	(34,129,664)	20,612,152	97,069,640	(76,673,952)	267,032,516
45,071,612	48,324,995	90,113,703	(394,734,862)	60,367,213	28,316,815	63,639,454	(8,063,484)
80,770,879	32,445,884	275,101,796	669,836,658	123,336,824	95,020,009	379,883,030	387,946,514
$125,842,491	$80,770,879	$365,215,499	$275,101,796	$183,704,037	$123,336,824	$443,522,484	$379,883,030
$(7,860)	$(3,939)	$843,854	$(6,748)	$706,749	$271,966	$254,446	$247,551

1,475,899	11,784,491	818,856	1,930,847	2,536,751	8,857,013	5,114,930	24,745,093
273	600,104	4,650	7,534,490	147,914	558,889	235,365	4,028,721
(853,810)	(925,192)	(4,288,947)	(13,854,985)	(655,612)	(1,545,235)	(3,635,718)	(4,616,668)
—	—	—	—	—	—	(10,101,945)	—

622,362	11,459,403	(3,465,441)	(4,389,648)	2,029,053	7,870,667	(8,387,368)	24,157,146

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Mid Cap Index Portfolio		Partner Worldwide Allocation Portfolio
For the periods ended	12/31/2009	12/31/2008	12/31/2009	12/31/2008(a)
Operations
Net investment income/(loss)	$912,375	$1,522,425	$3,223,252	$1,247,035
Net realized gains/(losses)	(1,605,754)	4,434,504	(3,510,140)	(14,141,924)
Change in net unrealized appreciation/(depreciation)	24,798,146	(52,876,255)	49,581,521	(22,751,372)
Net Change in Net Assets Resulting From Operations	24,104,767	(46,919,326)	49,294,633	(35,646,261)
Distributions to Shareholders
From net investment income	(1,478,447)	(1,606,594)	(3,279,164)	(1,070,000)
From net realized gains	(4,989,989)	(15,982,601)	—	—
Total Distributions to Shareholders	(6,468,436)	(17,589,195)	(3,279,164)	(1,070,000)
Capital Stock Transactions
Sold	3,308,320	4,158,752	104,369,167	213,602,323
Distributions reinvested	6,468,436	17,589,195	3,279,164	1,070,000
Redeemed	(15,621,055)	(28,281,629)	(4,693,486)	(72,054,531)
Capital Stock Transactions	(5,844,299)	(6,533,682)	102,954,845	142,617,792
Net Increase/(Decrease) in Net Assets	11,792,032	(71,042,203)	148,970,314	105,901,531
Net Assets, Beginning of Period	75,140,296	146,182,499	105,901,531	—
Net Assets, End of Period	$86,932,328	$75,140,296	$254,871,845	$105,901,531
Accumulated undistributed net investment income/(loss)	$904,162	$1,511,561	$(200,442)	$(33,448)
Capital Stock Share Transactions
Sold	382,861	350,475	15,224,114	25,128,268
Distributions reinvested	791,604	1,408,522	420,103	177,470
Redeemed	(1,829,731)	(2,336,499)	(679,559)	(7,740,917)

Total Capital Stock Share Transactions	(655,266)	(577,502)	14,964,658	17,564,821

(a)	For the period from April 30, 2008 (inception) through December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Partner International Stock Portfolio		Partner Socially Responsible Stock Portfolio		Partner All Cap Growth Portfolio		Partner All Cap Value Portfolio
12/31/2009	12/31/2008	12/31/2009	12/31/2008(a)	12/31/2009	12/31/2008(a)	12/31/2009	12/31/2008(a)

$17,683,619	$29,670,893	$14,493	$8,481	$(6,294)	$(3,685)	$42,158	$37,077
(121,748,365)	(166,010,131)	(321,107)	(280,513)	(435,801)	(813,990)	(268,937)	(1,158,452)
278,620,507	(442,860,262)	1,399,369	(1,470,627)	2,145,133	(1,421,880)	1,305,621	(997,736)
174,555,761	(579,199,500)	1,092,755	(1,742,659)	1,703,038	(2,239,555)	1,078,842	(2,119,111)

(18,300,363)	(58,984,879)	(16,869)	(9,075)	—	—	(56,625)	(46,000)
—	(180,439,928)	—	—	—	—	—	—
(18,300,363)	(239,424,807)	(16,869)	(9,075)	—	—	(56,625)	(46,000)

7,808,530	118,759,221	1,124,562	6,091,780	6,018,255	7,332,525	3,449,075	8,189,090
18,300,363	239,424,807	16,869	9,075	—	—	56,625	46,000
(77,546,663)	(205,204,537)	(1,288,022)	(1,148,401)	(2,034,630)	(2,683,193)	(1,465,765)	(3,608,671)
(51,437,770)	152,979,491	(146,591)	4,952,454	3,983,625	4,649,332	2,039,935	4,626,419
104,817,628	(665,644,816)	929,295	3,200,720	5,686,663	2,409,777	3,062,152	2,461,308
778,125,454	1,443,770,270	3,200,720	—	2,409,777	—	2,461,308	—
$882,943,082	$778,125,454	$4,130,015	$3,200,720	$8,096,440	$2,409,777	$5,523,460	$2,461,308
$207,657	$591,039	$(2,970)	$(594)	$(2,970)	$(682)	$(11,928)	$137

950,413	7,911,742	151,940	628,024	906,141	782,391	514,033	887,796
1,849,007	19,901,572	1,928	1,400	—	—	7,401	8,403
(9,592,809)	(16,309,607)	(176,017)	(135,747)	(349,083)	(331,382)	(249,068)	(446,591)

(6,793,389)	11,503,707	(22,149)	493,677	557,058	451,009	272,366	449,608

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets - continued

	Partner All Cap Portfolio		Large Cap Growth Portfolio II
For the periods ended	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations
Net investment income/(loss)	$422,911	$744,699	$2,244,993	$319,255
Net realized gains/(losses)	(2,362,387)	(22,629,783)	48,044,595	(2,757,765)
Change in net unrealized appreciation/(depreciation)	15,986,057	(25,229,107)	65,858,838	(11,416,914)
Net Change in Net Assets Resulting From Operations	14,046,581	(47,114,191)	116,148,426	(13,855,424)
Distributions to Shareholders
From net investment income	(744,537)	(654,002)	(1,800,000)	(458,318)
From net realized gains	—	(15,641,826)	(34,604,586)	(3,907,923)
Total Distributions to Shareholders	(744,537)	(16,295,828)	(36,404,586)	(4,366,241)
Capital Stock Transactions
Sold	3,017,479	11,206,437	37,627,887	296,963,301
Distributions reinvested	744,537	16,295,828	36,404,586	4,366,241
Redeemed	(10,602,481)	(25,510,363)	(12,742,230)	(8,106,552)
In-kind redemptions	—	—	(92,633,477)	—
Capital Stock Transactions	(6,840,465)	1,991,902	(31,343,234)	293,222,990
Net Increase/(Decrease) in Net Assets	6,461,579	(61,418,117)	48,400,606	275,001,325
Net Assets, Beginning of Period	56,153,236	117,571,353	308,985,225	33,983,900
Net Assets, End of Period	$62,614,815	$56,153,236	$357,385,831	$308,985,225
Accumulated undistributed net investment income/(loss)	$418,643	$740,269	$440,796	$(56)
Capital Stock Share Transactions
Sold	462,092	1,175,844	5,172,919	50,351,554
Distributions reinvested	117,219	1,829,882	5,075,903	514,033
Redeemed	(1,685,580)	(2,839,612)	(2,095,667)	(917,601)
In-kind redemptions	—	—	(12,151,976)	—

Total Capital Stock Share Transactions	(1,106,269)	166,114	(3,998,821)	49,947,986

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Large Cap Growth Portfolio		Partner Growth Stock Portfolio		Large Cap Value Portfolio		Large Cap Stock Portfolio
12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008

$7,117,900	$13,831,496	$8,053	$292,873	$11,851,639	$19,012,085	$5,355,536	$11,554,735
(43,627,231)	(298,149,885)	(6,420,038)	(6,644,074)	(130,856,830)	(79,374,035)	(61,424,828)	(129,336,858)
350,249,363	(635,129,474)	25,925,820	(36,888,660)	260,863,957	(293,816,484)	186,052,726	(226,078,475)
313,740,032	(919,447,863)	19,513,835	(43,239,861)	141,858,766	(354,178,434)	129,983,434	(343,860,598)

(6,800,000)	(15,449,558)	(168,813)	(684,434)	(12,050,128)	(33,783,735)	(5,328,987)	(23,831,561)
—	—	—	(9,541,540)	—	(34,992,145)	—	(67,919,651)
(6,800,000)	(15,449,558)	(168,813)	(10,225,974)	(12,050,128)	(68,775,880)	(5,328,987)	(91,751,212)

15,247,288	82,982,927	2,008,107	3,498,176	115,078,386	125,697,204	36,368,850	52,961,051
6,800,000	15,449,558	168,813	10,225,974	12,050,128	68,775,880	5,328,987	91,751,212
(148,213,234)	(872,447,212)	(12,277,879)	(26,218,829)	(51,951,746)	(112,324,933)	(46,479,433)	(271,830,135)
—	—	—	—	(136,060,265)	—	—	—
(126,165,946)	(774,014,727)	(10,100,959)	(12,494,679)	(60,883,497)	82,148,151	(4,781,596)	(127,117,872)
180,774,086	(1,708,912,148)	9,244,063	(65,960,514)	68,925,141	(340,806,163)	119,872,851	(562,729,682)
844,538,875	2,553,451,023	52,093,962	118,054,476	664,094,715	1,004,900,878	497,399,691	1,060,129,373
$1,025,312,961	$844,538,875	$61,338,025	$52,093,962	$733,019,856	$664,094,715	$617,272,542	$497,399,691
$197,953	$147,296	$2,609	$163,452	$134,913	$350,222	$47,073	$197,339

1,221,624	4,950,812	250,857	314,980	13,763,893	10,311,148	5,248,402	5,383,871
437,921	1,348,205	21,147	958,565	1,245,398	6,720,986	685,503	10,941,285
(12,116,518)	(62,070,891)	(1,581,892)	(2,499,468)	(6,675,323)	(9,997,370)	(7,473,745)	(30,939,551)
—	—	—	—	(14,352,349)	—	—	—

(10,456,973)	(55,771,874)	(1,309,888)	(1,225,923)	(6,018,381)	7,034,764	(1,539,840)	(14,614,395)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Large Cap Index Portfolio		Equity Income Plus Portfolio
For the periods ended	12/31/2009	12/31/2008	12/31/2009	12/31/2008 (a)
Operations
Net investment income/(loss)	$6,110,966	$9,646,518	$975,504	$861,950
Net realized gains/(losses)	(12,662,349)	5,547,235	(2,085,233)	(9,808,402)
Change in net unrealized appreciation/(depreciation)	77,470,581	(223,961,063)	8,440,660	(8,200,433)
Net Change in Net Assets Resulting From Operations	70,919,198	(208,767,310)	7,330,931	(17,146,885)
Distributions to Shareholders
From net investment income	(9,467,689)	(11,179,657)	(906,000)	(862,553)
From net realized gains	(17,308,240)	(54,442,738)	—	—
From return of capital	—	—	—	(22,448)
Total Distributions to Shareholders	(26,775,929)	(65,622,395)	(906,000)	(885,001)
Capital Stock Transactions
Sold	5,924,668	8,728,957	7,722,033	63,762,264
Distributions reinvested	26,775,929	65,622,395	906,000	885,001
Redeemed	(58,384,704)	(113,707,492)	(1,425,336)	(5,263,915)
Capital Stock Transactions	(25,684,107)	(39,356,140)	7,202,697	59,383,350
Net Increase/(Decrease) in Net Assets	18,459,162	(313,745,845)	13,627,628	41,351,464
Net Assets, Beginning of Period	319,711,313	633,457,158	41,351,464	—
Net Assets, End of Period	$338,170,475	$319,711,313	$54,979,092	$41,351,464
Accumulated undistributed net investment income/(loss)	$6,061,481	$9,560,870	$67,433	$(682)
Capital Stock Share Transactions
Sold	435,006	467,473	1,060,712	6,404,407
Distributions reinvested	2,079,361	3,423,235	113,302	128,430
Redeemed	(4,351,097)	(5,753,579)	(223,105)	(532,079)

Total Capital Stock Share Transactions	(1,836,730)	(1,862,871)	950,909	6,000,758

(a)	For the period from April 30, 2008 (inception) through December 31, 2008.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Balanced Portfolio		High Yield Portfolio		Diversified Income Plus Portfolio		Partner Socially Responsible Bond Portfolio
12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008(a)

$6,741,178	$11,660,944	$63,190,081	$63,907,368	$5,464,674	$5,963,663	$275,353	$179,846
3,502,410	5,991,728	(39,327,941)	(50,266,914)	(4,915,023)	(14,541,514)	84,431	234,261
40,989,265	(129,660,743)	221,535,617	(181,141,932)	21,423,316	(16,884,578)	332,393	(235,169)
51,232,853	(112,008,071)	245,397,757	(167,501,478)	21,972,967	(25,462,429)	692,177	178,938

(11,644,909)	(14,582,912)	(62,236,431)	(66,652,176)	(5,981,706)	(6,984,985)	(234,799)	(171,330)
(4,181,300)	(14,276,173)	—	—	—	—	(346,960)	—
—	—	—	—	—	—	—	—
(15,826,209)	(28,859,085)	(62,236,431)	(66,652,176)	(5,981,706)	(6,984,985)	(581,759)	(171,330)

4,403,989	6,880,428	52,076,075	109,379,698	7,684,739	3,367,953	2,952,032	9,301,898
15,826,209	28,859,085	62,236,431	66,652,176	5,981,706	6,984,985	582,116	170,972
(54,499,515)	(103,300,713)	(138,725,078)	(119,240,873)	(17,511,175)	(34,178,684)	(4,276,959)	(2,664,147)
(34,269,317)	(67,561,200)	(24,412,572)	56,791,001	(3,844,730)	(23,825,746)	(742,811)	6,808,723
1,137,327	(208,428,356)	158,748,754	(177,362,653)	12,146,531	(56,273,160)	(632,393)	6,816,331
280,020,870	488,449,226	597,219,792	774,582,445	75,005,121	131,278,281	6,816,331	—
$281,158,197	$280,020,870	$755,968,546	$597,219,792	$87,151,652	$75,005,121	$6,183,938	$6,816,331
$6,997,054	$11,677,975	$465,728	$716,482	$4,610,543	$5,941,252	$(1,080)	$(359)

363,420	457,968	12,542,548	23,707,042	1,373,725	535,255	290,876	930,798
1,383,688	1,992,233	15,502,844	15,699,435	1,166,457	1,120,322	57,700	17,193
(4,643,812)	(7,093,103)	(33,976,502)	(27,769,002)	(3,307,219)	(5,483,298)	(420,767)	(267,414)

(2,896,704)	(4,642,902)	(5,931,110)	11,637,475	(767,037)	(3,827,721)	(72,191)	680,577

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

	Income Portfolio		Bond Index Portfolio
For the periods ended	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Operations
Net investment income/(loss)	$65,695,155	$72,678,081	$6,005,484	$9,666,370
Net realized gains/(losses)	(41,235,693)	(41,957,306)	3,014,854	1,649,536
Change in net unrealized appreciation/(depreciation)	198,015,845	(175,029,046)	3,482,736	(13,481,529)
Net Change in Net Assets Resulting From Operations	222,475,307	(144,308,271)	12,503,074	(2,165,623)
Distributions to Shareholders
From net investment income	(66,102,037)	(73,945,918)	(6,320,731)	(9,755,017)
Total Distributions to Shareholders	(66,102,037)	(73,945,918)	(6,320,731)	(9,755,017)
Capital Stock Transactions
Sold	101,063,089	118,286,630	13,056,172	16,193,275
Distributions reinvested	66,102,037	73,945,918	6,320,731	9,755,017
Redeemed	(142,485,709)	(295,159,930)	(43,680,117)	(54,595,260)
Capital Stock Transactions	24,679,417	(102,927,382)	(24,303,214)	(28,646,968)
Net Increase/(Decrease) in Net Assets	181,052,687	(321,181,571)	(18,120,871)	(40,567,608)
Net Assets, Beginning of Period	1,097,103,028	1,418,284,599	174,649,020	215,216,628
Net Assets, End of Period	$1,278,155,715	$1,097,103,028	$156,528,149	$174,649,020
Accumulated undistributed net investment income/(loss)	$659,905	$657,301	$(636)	$7,557
Capital Stock Share Transactions
Sold	11,238,206	12,419,141	1,322,464	1,598,241
Distributions reinvested	7,637,385	8,157,489	644,945	978,080
Redeemed	(16,534,979)	(32,348,747)	(4,488,055)	(5,524,475)

Total Capital Stock Share Transactions	2,340,612	(11,772,117)	(2,520,646)	(2,948,154)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Statement of Changes in Net Assets – continued

Limited Maturity Bond Portfolio		Mortgage Securities Portfolio		Money Market Portfolio
12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008

$41,538,278	$44,099,773	$1,462,372	$1,994,014	$2,773,294	$22,193,984
(3,921,593)	(11,933,103)	808,926	919,157	92,385	(30,902)
90,309,241	(98,663,346)	1,415,938	(4,975,162)	—	—
127,925,926	(66,496,676)	3,687,236	(2,061,991)	2,865,679	22,163,082

(40,607,051)	(45,270,503)	(1,111,908)	(1,935,505)	(2,865,679)	(22,163,082)
(40,607,051)	(45,270,503)	(1,111,908)	(1,935,505)	(2,865,679)	(22,163,082)

153,358,304	121,741,322	1,508,556	1,597,422	2,263,584,061	3,604,017,558
40,611,936	45,265,617	1,111,908	1,935,505	2,865,687	22,163,082
(101,588,023)	(103,109,449)	(8,809,487)	(14,157,852)	(2,703,888,201)	(3,684,287,640)
92,382,217	63,897,490	(6,189,023)	(10,624,925)	(437,438,453)	(58,107,000)
179,701,092	(47,869,689)	(3,613,695)	(14,622,421)	(437,438,453)	(58,107,000)
925,939,520	973,809,209	35,166,757	49,789,178	683,446,527	741,553,527
$1,105,640,612	$925,939,520	$31,553,062	$35,166,757	$246,008,074	$683,446,527
$57,515	$218,540	$—	$(1)	$(32,386)	$34,344

16,309,348	12,556,040	163,053	170,644	2,263,584,061	3,604,017,559
4,409,004	4,806,381	123,075	206,750	2,865,687	22,163,081
(11,098,117)	(11,037,603)	(992,951)	(1,517,992)	(2,703,888,201)	(3,684,287,640)

9,620,235	6,324,818	(706,823)	(1,140,598)	(437,438,453)	(58,107,000)

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2009

(1) ORGANIZATION

Thrivent Series Fund, Inc. (the “Fund”), a company organized under the laws of Minnesota, is registered under the Investment Company Act of 1940 (the “1940 Act”). The Fund is divided into forty-one separate series (each, a “Portfolio”), each with its own investment objective and policies. The Fund consists of four asset allocation portfolios, twenty-eight equity portfolios, two hybrid portfolios, six fixed-income portfolios, and one money market portfolio. The assets of each Portfolio are segregated, and each has a separate class of capital stock.

Shares in the Fund are currently sold, without sales charges, only to retirement plans sponsored by Thrivent Financial for Lutherans (“Thrivent Financial” or the “Adviser”) or separate accounts of Thrivent Financial or Thrivent Life Insurance Company (“Thrivent Life”), which are used to fund benefits of variable life insurance and variable annuity contracts issued by Thrivent Financial and Thrivent Life.

Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts with service providers and others that provide general damage clauses. The Fund’s maximum exposure under these contracts is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

(2) SIGNIFICANT ACCOUNTING POLICIES

(A) Valuation of Investments – Securities traded on U.S. or foreign securities exchanges or included in a national market system are valued at the official closing price at the close of each business day unless otherwise stated below. Over-the-counter securities and listed securities for which no price is readily available are valued at the current bid price considered best to represent the value at that time. Swap agreements are valued at the fair value of the contract as furnished by an independent pricing service. Security prices are based on quotes that are obtained from an independent pricing service approved by the Board of Directors. The pricing service, in determining values of fixed-income securities, takes into consideration such factors as current quotations by broker/dealers, coupon, maturity, quality, type of issue, trading characteristics, and other yield and risk factors it deems relevant in determining valuations. Securities which cannot be valued by the approved pricing service are valued using valuations obtained from dealers that make markets in the securities. Exchange listed options and futures contracts are valued at the last quoted sales price. Investments in open-ended mutual funds are valued at their net asset value at the close of each business day. Short-term securities are valued at amortized cost to the extent it is not materially different than market value.

Securities held by Money Market Portfolio are valued on the basis of amortized cost (which approximates market value), whereby a portfolio security is valued at its cost initially and thereafter valued to reflect a constant amortization to maturity of any discount or premium. Money Market Portfolio and the Fund’s investment adviser follow procedures necessary to maintain a constant net asset value of $1.00 per share.

The various inputs used to determine the fair value of the Portfolios’ investments are summarized in three broad levels: Level 1 includes quoted prices in active markets for identical securities; Level 2 includes other significant observable inputs such as quoted prices for similar securities, interest rates, prepayment speeds and credit risk; and Level 3 includes significant unobservable inputs such as the Portfolio’s own assumptions and broker evaluations in determining the fair value of investments. Of the Level 3 securities, those for which market values were not readily available or were deemed unreliable were valued as determined in good faith under the direction of the Board of Directors. As of December 31, 2009, the following Portfolios held these types of securities:

Portfolio	Number of Securities	Percent of Portfolio's Net Assets
High Yield	6	0.04%
Diversified Income Plus	2	0.01%

The valuation levels are not necessarily an indication of the risk associated with investing in these securities or other investments.

Valuation of International Securities – Because many foreign markets close before the U.S. markets, events may occur between the close of the foreign market and the close of the U.S. markets that could have a material impact on the valuation of foreign securities. The Portfolios, under the supervision of the Board of Directors, evaluate the impacts of these events and may adjust the valuation of foreign securities to reflect the fair value as of the close of the U.S. markets. The Board of Directors has authorized the Fund’s investment adviser to make fair valuation determinations pursuant to policies approved by the Board of Directors.

(B) Foreign Currency Translation – The accounting records of each Portfolio are maintained in U.S. dollars. Securities and other assets and liabilities that are denominated in foreign currencies are translated into U.S. dollars at the daily closing rates of exchange.

Foreign currency amounts related to the purchase or sale of securities and income and expenses are translated at the exchange rate on the transaction date. Net realized and unrealized currency gains and losses are recorded from sales of foreign currency, exchange gains or losses between the trade date and settlement dates on securities transactions, and other translation gains or losses on dividends, interest income and foreign withholding taxes. The Portfolios do not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments in the Statement of Operations.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2009

(2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

For federal income tax purposes, the Portfolios treat the effect of changes in foreign exchange rates arising from actual foreign currency transactions and the changes in foreign exchange rates between the trade date and settlement date as ordinary income.

(C) Foreign Currency Forward Contracts – In connection with purchases and sales of securities denominated in foreign currencies all Portfolios, except Money Market Portfolio, may enter into foreign currency forward contracts. Additionally, the Portfolios may enter into such contracts to hedge certain other foreign-currency-denominated investments. These contracts are recorded at market value and the related realized and unrealized foreign exchange gains and losses are included in the Statement of Operations. In the event that counterparties fail to settle these forward contracts, the Portfolios could be exposed to foreign currency fluctuations. Foreign currency contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract. A realized gain or loss is recorded at the time a forward contract is closed. These contracts are over-the-counter and the Portfolio is exposed to counterparty risk equal to the discounted net amount of payments to the Fund. During the year ended December 31, 2009, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Partner Technology Portfolio, Partner Healthcare Portfolio, Partner Natural Resources Portfolio, Partner Emerging Markets Portfolio, Partner Utilities Portfolio, Partner Small Cap Value Portfolio, Small Cap Stock Portfolio, Partner Worldwide Allocation Portfolio, Partner International Stock Portfolio, Partner All Cap Value Portfolio and Partner Growth Stock Portfolio engaged in this type of investment.

(D) Foreign Denominated Investments – Foreign denominated assets and currency contracts may involve more risks than domestic transactions including currency risk, political and economic risk, regulatory risk, and market risk. Certain Portfolios may also invest in securities of companies located in emerging markets. Future economic or political developments could adversely affect the liquidity or value, or both, of such securities.

(E) Federal Income Taxes – No provision has been made for income taxes because each Portfolio’s policy is to qualify as a regulated investment company under the Internal Revenue Code and distribute substantially all investment company taxable income and net capital gain on a timely basis. It is also the intention of each Portfolio to distribute an amount sufficient to avoid imposition of any federal excise tax. The Portfolios, accordingly, anticipate paying no federal taxes and no federal tax provision was recorded. Each Portfolio is treated as a separate taxable entity for federal income tax purposes. Certain Portfolios may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Certain Portfolios are subject to foreign income taxes imposed by certain countries in which they invest. Withholding taxes on foreign dividends and gains, if applicable, have been provided for in accordance with the applicable country’s tax rules and rates. These amounts are shown as foreign dividend tax withholding on the Statement of Operations.

Generally Accepted Accounting Principles in the United States (GAAP) require management of the Portfolios to make additional tax disclosures with respect to the tax effects of any uncertain income tax positions, whether those positions were taken on previously filed tax returns or are expected to be taken on future returns. In order to be recognized in the financial statements, the benefits of a tax position must meet a “more likely than not” standard, based on the technical merits of the position. In evaluating whether a tax position has met the more-likely-than-not recognition threshold, management of the Portfolio must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information.

Management of the Portfolios analyzed all open tax years, as defined by the statute of limitations, for all major jurisdictions. Open tax years are those that are open for examination by taxing authorities. Major jurisdictions for the Portfolios include U.S. Federal, Minnesota, and Wisconsin, as well as certain foreign countries. As of December 31, 2009, open U.S. Federal, Minnesota, and Wisconsin tax years include the tax years ended December 31, 2006, through 2009. Additionally, as of December 31, 2009, the tax year ended December 31, 2005, is open for Minnesota and Wisconsin. The Portfolios have no examinations in progress and none are expected at this time.

As of December 31, 2009, management of the Portfolios has reviewed all open tax years and major jurisdictions and concluded that there is no effect to the Portfolios’ tax liability, financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits related to uncertain income tax positions taken or expected to be taken in future tax returns. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next 12 months.

(F) Expenses and Income – Estimated expenses are accrued daily. The Portfolios are charged for those expenses that are directly attributable to them. Expenses that are not directly attributable to a Portfolio are allocated among all appropriate Portfolios in proportion to their respective net assets, number of shareholder accounts or other reasonable basis.

Interest income is accrued daily and is determined on the basis of interest or discount earned on all debt securities, including accretion of market discount and original issue discount and amortization of premium. Paydown gains and losses on mortgage- and asset-backed securities are recorded as components of interest income. Dividend income is recorded on the ex-dividend date.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2009

(2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

(G) Custody Earnings Credit – The Portfolios have a deposit arrangement with the custodian whereby interest earned on uninvested cash balances is used to pay a portion of custodian fees. This deposit arrangement is an alternative to overnight investments. Earnings credits are shown as a reduction of total expenses on the Statement of Operations.

(H) Distributions to Shareholders – Dividends and capital gain distributions are recorded on the ex-dividend date. With the exception of Money Market Portfolio, net realized gains from securities transactions, if any, are paid at least annually after the close of the fiscal year. Any Portfolio subject to excise taxes would require an additional distribution prior to the close of the fiscal year.

Dividends are declared and reinvested daily for High Yield Portfolio, Partner Socially Responsible Bond Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio; declared daily and reinvested monthly for Money Market Portfolio; and declared and reinvested at least annually for all other Portfolios.

(I) Options – All Portfolios, with the exception of Money Market Portfolio, may buy put and call options and write put and covered call options. The Portfolios intend to use such derivative instruments as hedges to facilitate buying or selling securities or to provide protection against adverse movements in security prices or interest rates. The Portfolios may also enter into options contracts to protect against adverse foreign exchange rate fluctuations. Option contracts are valued daily and unrealized appreciation or depreciation is recorded. A Portfolio will realize a gain or loss upon expiration or closing of the option transaction. When an option is exercised, the proceeds upon sale for a written call option or the cost of a security for purchased put and call options is adjusted by the amount of premium received or paid.

Buying put options tends to decrease a Portfolio’s exposure to the underlying security while buying call options tends to increase a Portfolio’s exposure to the underlying security. The risk associated with purchasing put and call options is limited to the premium paid. There is no significant counterparty risk on exchange-traded options as the exchange guarantees the contract against default. Writing put options tends to increase a Portfolio’s exposure to the underlying security while writing call options tends to decrease a Portfolio’s exposure to the underlying security. The writer of an option has no control over whether the underlying security may be bought or sold, and therefore bears the market risk of an unfavorable change in the price of the underlying security. The counterparty risk for written options arises when the Portfolio has purchased an option, exercised that option, and the counterparty doesn’t buy from the Portfolio or sell to the Portfolio the underlying asset as required. In the case where the Portfolio has written an option, the Portfolio doesn’t have counterparty risk. Counterparty risk on purchased over-the-counter options is partially mitigated by the Portfolio’s collateral posting requirements. As the option increases in value to the Portfolio, the Portfolio receives collateral from the counterparty. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. During the year ended December 31, 2009, Partner All Cap Value Portfolio, Large Cap Growth Portfolio II, Large Cap Growth Portfolio, Large Cap Stock Portfolio, Equity Income Plus Portfolio, Diversified Income Plus Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in these types of investments.

(J) Futures Contracts – Certain Portfolios may use futures contracts to manage the exposure to interest rate and market or currency fluctuations. Gains or losses on futures contracts can offset changes in the yield of securities. When a futures contract is opened, cash or other investments equal to the required “initial margin deposit” are held on deposit with and pledged to the broker. Additional securities held by the Portfolios may be earmarked to cover open futures contracts. The futures contract’s daily change in value (“variation margin”) is either paid to or received from the broker, and is recorded as an unrealized gain or loss. When the contract is closed, realized gain or loss is recorded equal to the difference between the value of the contract when opened and the value of the contract when closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. Exchange-traded futures have no significant counterparty risk as the exchange guarantees the contracts against default. During the year ended December 31, 2009, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Partner Technology Portfolio, Partner Small Cap Growth Portfolio, Small Cap Stock Portfolio, Small Cap Index Portfolio, Mid Cap Index Portfolio, Partner Worldwide Allocation Portfolio, Large Cap Stock Portfolio, Large Cap Index Portfolio, Equity Income Plus Portfolio, Balanced Portfolio, Diversified Income Plus Portfolio, Partner Socially Responsible Bond Portfolio, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

(K) Swap Agreements – Certain Portfolios enter into swap transactions, which involve swapping one or more investment characteristics of a security or a basket of securities with another party. Such transactions include market risk, risk of default by the other party to the transaction, risk of imperfect correlation and manager risk and may involve commissions or other costs. Swap transactions generally do not involve delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swap transactions is generally limited to the net amount of payments that the Portfolio is contractually obligated to make, or in the case of the counterparty defaulting, the net amount of payments that the Portfolio is contractually entitled to receive. Risks of loss may exceed amounts recognized on the Statement of Assets and Liabilities. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction. The contracts are valued daily and unrealized appreciation or depreciation is recorded. Swap agreements are valued at fair value of the contract as provided by an independent pricing

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2009

(2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

service. The pricing service takes into account such factors as swap curves, default probabilities, recent trades, recovery rates and other factors it deems relevant in determining valuations. Periodic payments and receipts and payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses on the Statement of Operations. Collateral, in the form of cash or securities, may be required to be held with the Portfolio’s custodian, or third party, in connection with these agreements. These swap agreements are over-the-counter and the Portfolio is exposed to counterparty risk, which is the discounted net amount of payments owed to the Portfolio. This risk is partially mitigated by the Portfolio’s collateral posting requirements. As the swap increases in value to the Portfolio, the Portfolio receives collateral from the counterparty.

Credit Default Swaps – A credit default swap is a swap agreement between two parties to exchange the credit risk of a particular issuer, basket of securities or reference entity. In a credit default swap transaction, a buyer pays periodic fees in return for payment by the seller which is contingent upon an adverse credit event occurring in the underlying issuer or reference entity. The seller collects periodic fees from the buyer and profits if the credit of the underlying issuer or reference entity remains stable or improves while the swap is outstanding, but the seller in a credit default swap contract would be required to pay the amount of credit loss, determined as specified in the agreement, to the buyer in the event of an adverse credit event in the reference entity. A buyer of a credit default swap is said to buy protection whereas a seller of a credit default swap is said to sell protection. The Portfolios may be either the protection seller or the protection buyer.

Certain Portfolios enter into credit default derivative contracts directly through credit default swaps (CDS) or through credit default swap indices (CDX Indices). CDX Indices are static pools of equally weighted credit default swaps referencing corporate bonds and/or loans designed to provide diversified credit exposure to these asset classes. Portfolios sell default protection and assume long-risk positions in individual credits or indices. Index positions are entered into to gain exposure to the corporate bond and/or loan markets in a cost-efficient and diversified structure. In the event that a position defaults, by going into bankruptcy and failing to pay interest or principal on borrowed money, within any given CDX Index held, the maximum potential amount of future payments required would be equal to the pro-rata share of that position within the index based on the notional amount of the index. In the event of a default under a CDS contract, the maximum potential amount of future payments would be the notional amount. For CDS, the default events could be bankruptcy and failing to pay interest or principal on borrowed money or a restructuring. A restructuring is a change in the underlying obligations which would include reduction in interest or principal, maturity extension and subordination to other obligations. During the year ended December 31, 2009, Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, High Yield Portfolio, Diversified Income Plus Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in these types of investments. Refer to the credit default swap tables located within the Portfolios’ Schedules of Investments for additional information as of December 31, 2009.

Interest Rate Swaps – An interest rate swap is a swap agreement between two parties to exchange cash flows based on the difference between two interest rates. Typically, one party pays a fixed rate for a specific period while the other pays a variable rate based on an underlying index for the same period. Interest rate swaps allow the Portfolios to manage exposure to interest rate fluctuations. During the year ended December 31, 2009, Limited Maturity Bond Portfolio engaged in this type of investment.

(L) Mortgage Dollar Roll Transactions – Certain Portfolios enter into mortgage dollar roll transactions on securities to be issued by the Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corporation, in which the Portfolios sell mortgage securities and simultaneously agree to repurchase similar (same type and coupon) securities at a later date at an agreed upon price. The Portfolios maintain liquid securities having a value not less than the repurchase price (including accrued interest) for such dollar rolls. The market value of the securities that the Portfolios are required to purchase may decline below the agreed upon repurchase price of those securities.

The Portfolios are compensated from negotiated fees paid by brokers offered as an inducement to the Portfolios to "roll over" their purchase commitments, thus enhancing the yield. Mortgage dollar rolls may be renewed with a new purchase and repurchase price and a cash settlement made on settlement date without physical delivery of the securities subject to the contract. The fees received are recognized over the roll period and are included in Income from mortgage dollar rolls in the Statement of Operations. During the year ended December 31, 2009, Balanced Portfolio, Income Portfolio, Bond Index Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of transaction.

(M) Securities Lending – The Fund has entered into a Securities Lending Agreement (the “Agreement”) with Deutsche Bank AG (“Deutsche”). The Agreement authorizes Deutsche to lend securities to authorized borrowers on behalf of the Portfolios. Pursuant to the Agreement, all loaned securities are initially collateralized by cash equal to at least 102% of the value of the loaned securities. All cash collateral received is invested in Thrivent Financial Securities Lending Trust. The Portfolios receive payments equivalent to the dividends and interest that would have been earned on the securities loaned while simultaneously seeking to earn income on the investment of cash collateral. Amounts earned on investments in Thrivent Financial Securities Lending Trust, net of rebates, fees paid to Deutsche for services provided and any other securities lending expenses, are included in Income from securities loaned on the

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2009

(2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

Statement of Operations. By investing any cash collateral it receives in these transactions, a Portfolio could realize additional gains or losses. If the borrower fails to return the securities or the invested collateral has declined in value, the Portfolio could lose money.

During the year ended December 31, 2009, all Portfolios except Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio, Moderately Conservative Allocation Portfolio, Partner Healthcare Portfolio, Partner Natural Resources Portfolio, Partner Emerging Markets Portfolio, Partner Utilities Portfolio, Partner Worldwide Allocation Portfolio, Partner Socially Responsible Stock Portfolio, Partner All Cap Growth Portfolio, Partner All Cap Value Portfolio, Equity Income Plus Portfolio, Partner Socially Responsible Bond Portfolio, Mortgage Securities Portfolio and Money Market Portfolio had securities on loan. As of December 31, 2009, the value of securities on loan is as follows:

Fund	Securities on Loan
Partner Technology	$3,228,869
Real Estate Securities	75,479,566
Partner Small Cap Growth	20,550,781
Partner Small Cap Value	28,887,568
Small Cap Stock	14,380,090
Small Cap Index	23,215,459
Mid Cap Growth II	2,448,992
Mid Cap Growth	9,960,297
Partner Mid Cap Value	9,507,074
Mid Cap Stock	18,075,887
Mid Cap Index	6,099,282
Partner International Stock	13,583,869
Partner All Cap	1,215,833
Large Cap Growth II	6,465,828
Large Cap Growth	29,406,841
Partner Growth Stock	189,481
Large Cap Value	2,330,485
Large Cap Stock	5,643,784
Large Cap Index	2,827,182
Balanced	4,328,971
High Yield	34,766,716
Diversified Income Plus	1,285,922
Income	7,653,320
Bond Index	6,439,994
Limited Maturity Bond	785,024

(N) When Issued and Delayed Delivery Transactions – Certain Portfolios may purchase or sell securities on a when-issued or delayed delivery basis. These transactions involve a commitment by a Portfolio to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed delivery purchases are outstanding, a Portfolio will designate liquid assets in an amount sufficient to meet the purchase price. When purchasing a security on a delayed delivery basis, a Portfolio assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its net asset value. A Portfolio may dispose of a delayed delivery transaction after it is entered into, and may sell when-issued securities before they are delivered, which may result in a capital gain or loss. When a Portfolio has sold a security on a delayed delivery basis, a Portfolio does not participate in future gains and losses with respect to the security.

(O) Treasury Inflation Protected Securities – Certain Portfolios may invest in treasury inflation protected securities (TIPS). These securities are fixed income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate is generally fixed at issuance. Interest is paid based on the principal value, which is adjusted for inflation. Any increase in the principal amount will be included as taxable interest in the Statement of Operations and received upon maturity or sale of the security. During the year ended December 31, 2009, Income Portfolio, Limited Maturity Bond Portfolio and Mortgage Securities Portfolio engaged in this type of investment.

(P) Repurchase Agreements – Each Portfolio may engage in repurchase agreement transactions in pursuit of its investment objective. A repurchase agreement consists of a purchase and a simultaneous agreement to resell an investment for later delivery at an agreed upon price and rate of interest. The Portfolio must take possession of collateral either directly or through a third-party custodian. If the original seller of a security subject to a repurchase agreement fails to repurchase the security at the agreed upon time, the Portfolio could incur a loss due to a drop in the market value of the security during the time it takes the Portfolio to either sell the security or take action to enforce the original seller’s agreement to repurchase the security. Also, if a defaulting original seller filed for bankruptcy or became insolvent, disposition of such security might be delayed by pending legal action. The Portfolio may only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers that are found by the Portfolios’ investment adviser or subadviser to be creditworthy. During the year ended December 31, 2009, Partner International Stock Portfolio, Large Cap Growth Portfolio, Large Cap Value Portfolio, Large Cap Stock Portfolio, High Yield Portfolio, Income Portfolio and Limited Maturity Bond Portfolio engaged in this type of investment.

(Q) Equity-Linked Structured Securities – Certain Portfolios may invest in equity-linked structured notes. Equity-linked structured notes are debt securities which combine the characteristics of common stock and the sale of an option. The return component is based upon the performance of a single equity security, a basket of equity securities, or an equity index and the sale of an option. There is no guaranteed return of principal with these securities. The appreciation potential of these securities may be limited by a maximum payment or call right and can be influenced by many unpredictable factors. In addition to the performance of the equity, the nature and credit of the issuer may also impact return. During the year ended December 31, 2009, High Yield Portfolio, Diversified Income Plus Portfolio and Limited Maturity Bond Portfolio engaged in this type of investment.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2009

(2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

(R) Credit Risk – The Portfolios may be susceptible to credit risk to the extent the issuer or counterparty defaults on its payment obligation. The Portfolios’ policy is to monitor the creditworthiness of the issuers. Interest receivables on defaulted securities are monitored for the ability to collect payments in default and adjusted accordingly.

(S) Accounting Estimates – The preparation of financial statements in conformity with GAAP require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

(T) Temporary Guarantee Program – The Fund, on behalf of Thrivent Money Market Portfolio, was a participant in the U.S. Department of the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”) during the Program’s three phases. The Program guaranteed the share price of a fund share held by shareholders as of September 19, 2008 at $1.00 per share. Persons who were not shareholders as of September 19, 2008 were not covered by the Program. The Program is no longer in effect.

To participate in the initial phase, from September 19, 2008 through December 18, 2008, Thrivent Money Market Portfolio was required to pay a participation fee in the amount of 0.01% of the total net assets of the Fund as of September 19, 2008. The U.S. Treasury first extended the Program until April 30, 2009. In order to continue to participate, the Portfolio was required to pay an extended participation fee of 0.015% of the total net assets of the Portfolio as of September 19, 2008. The second and final extension extended the program until September 18, 2009. In order to continue to participate, the Portfolio was required to pay another extended participation fee of 0.015% of the total net assets of the Portfolio as of September 19, 2008.

For the year ended December 31, 2009, Thrivent Money Market Portfolio paid $214,463 to participate in the Program. This amount is included as insurance expenses in the Statement of Operations.

(U) Loan Commitments – Certain Portfolios may enter into loan commitments, which generally have interest rates which are reset daily, monthly, quarterly or semi-annually by reference to a base lending rate, plus a premium. These base rates are primarily the London-Interbank Offered Rate (“LIBOR”), and secondarily the prime rate offered by one or more major United States banks (the “Prime Rate”) and the certificate of deposit (“CD”) rate or other base lending rates used by commercial lenders. Loan commitments often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the remaining maturity may be considerably less than the stated maturity shown in the Schedule of Investments.

All or a portion of these loan commitments may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation. These unfunded loan commitments, which are marked to market daily, are presented in the Schedule of Investments and may represent all or a portion of the loan’s market value.

(V) Loss Contingencies – Thrivent High Yield Portfolio and Thrivent Income Portfolio are defendants in an adversary action filed on July 31, 2009 by the Official Committee of Unsecured Creditors of Motors Liquidation Company, formerly known as General Motors Corporation (GM), against prior and current holders of term loan debt of GM. The suit seeks to determine whether GM’s term loan facility was secured at the time it entered bankruptcy. High Yield Portfolio at one time held term loans in an amount of at least $4,627,531 and, if the plaintiffs are successful, it is reasonably possible that the Portfolio will be required to make payments in some amount. This loss contingency has not been accrued as a liability because the amount of potential damages and the likelihood of loss cannot be reasonably estimated. Although Thrivent Income Portfolio is named as a defendant in this action, we do not expect that the Portfolio’s assets will be subject to a loss contingency.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2009

(2) SIGNIFICANT ACCOUNTING POLICIES – CONTINUED

(W) In-Kind Redemptions – During the year ended December 31, 2009, the Thrivent Asset Allocation Portfolios, as the shareholders of underlying Thrivent Series Portfolios (the “underlying portfolios”), redeemed their shares in-kind (“in-kind redemption”). The underlying portfolios distributed portfolio securities rather than cash as payment for the redemption of these portfolio shares. For financial reporting purposes, the underlying portfolios recognize gain on these transactions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities; they recognize a loss if the cost exceeds the value. The net realized gains below are included in the Statement of Operations of the underlying portfolios as net realized gains/losses on in-kind redemptions. The in-kind amounts and shares redeemed are included in the Capital Stock Transactions of the Statement of Changes in Net Assets of the underlying portfolios. These in-kind transactions were conducted at market value. The transactions were as follows:

Underlying Portfolio	Underlying Shares Redeemed	Date	In-kind Amount	Net Realized Gain
Aggressive Allocation Portfolio
Large Cap Growth II	3,195,439	9/29/2009	$24,477,060	$3,035,443
Large Cap Value	1,537,741	10/7/2009	14,577,788	1,381,084
Mid Cap Stock	1,515,286	10/26/2009	14,228,534	2,387,605
Small Cap Stock	2,073,841	10/28/2009	19,120,811	2,410,449
Moderately Aggressive Allocation Portfolio
Large Cap Growth II	3,834,479	9/29/2009	$29,372,109	$3,572,459
Large Cap Value	5,125,837	10/7/2009	48,592,931	5,123,681
Mid Cap Stock	4,040,753	10/26/2009	37,942,669	6,650,830
Small Cap Stock	3,110,760	10/28/2009	28,681,210	3,469,982
Moderate Allocation Portfolio
Large Cap Growth II	3,834,479	9/29/2009	$29,372,109	$3,901,784
Large Cap Value	5,125,837	10/7/2009	48,592,931	5,302,997
Mid Cap Stock	3,535,679	10/26/2009	33,200,023	5,271,453
Small Cap Stock	2,592,308	10/28/2009	23,901,077	2,522,694
Moderately Conservative Allocation Portfolio
Large Cap Growth II	1,287,579	8/3/2009	$9,412,199	$693,692
Large Cap Value	2,562,934	10/7/2009	24,296,615	2,382,088
Mid Cap Stock	1,010,227	10/26/2009	9,486,029	894,881
Small Cap Stock	1,036,924	10/28/2009	9,560,437	882,070

(X) Recent Accounting Pronouncements

FASB ASC 815-10-50: Derivatives and Hedging

This pronouncement was announced in March 2008 and is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for and how derivative instruments affect an entity’s results of operations and financial position. The Portfolios have implemented this provision for the December 31, 2009 shareholder report.

FASB ASC 850-10-50: Related Party Transactions

This pronouncement was announced in May 2009 and is intended to establish general standards of accounting for and disclosure of events or transactions that occur after the balance sheet date but before financial statements are issued or available to be issued. It requires the disclosure of the date through which an entity has evaluated subsequent events and the basis for that date. The Portfolios have implemented this provision for the December 31, 2009 shareholder report.

FASB ASC 820-10-65: Fair Value Measurements and Disclosures

This pronouncement was announced in April 2009 and provides additional guidance for estimating fair value. The pronouncement focuses on markets that experience significant decline in volume and level of activity for assets or liabilities as compared to markets that have a history of being inactive. When this exposure to pricing conditions is present further evaluation and disclosure is provided. The Portfolios have implemented this provision for the December 31, 2009 shareholder report.

(Y) Other – For financial statement purposes, investment security transactions are accounted for on the trade date. Realized gains and losses from investment transactions are determined on a specific cost identification basis, which is the same basis used for federal income tax purposes.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2009

(3) FEES AND COMPENSATION PAID TO AFFILIATES

(A) Investment Advisory Fees – The Fund has entered into an Investment Advisory Agreement with Thrivent Financial, the Fund’s investment adviser. Under the Investment Advisory Agreement, each of the Portfolios pays a fee for investment advisory services. The fees are accrued daily and paid monthly.

At a special shareholder meeting on May 15, 2009, the applicable shareholders voted to approve a new advisory fee structure for the four Asset Allocation Portfolios: Aggressive Allocation Portfolio, Moderately Aggressive Allocation Portfolio, Moderate Allocation Portfolio and Moderately Conservative Allocation Portfolio. Under the new fee structure, which went into effect on June 1, 2009, each Asset Allocation Portfolio would continue to pay the investment advisory fees it had been paying for its asset allocation services. In addition, for investments (other than underlying Thrivent Portfolios) held directly by the Asset Allocation Portfolios, each Asset Allocation Portfolio will pay an additional advisory fee. The annual rates of fees as a percentage of average daily net assets under the Investment Advisory Agreement were as follows:

Portfolio (M – Millions)	$0 to $500M	$500 to $2,000M	Over $2,000M
Aggressive Allocation	0.150%	0.125%	0.100%
Aggressive Allocation – Direct Holdings	0.600%	0.600%	0.600%
Moderately Aggressive Allocation	0.150%	0.125%	0.100%
Moderately Aggressive Allocation – Direct Holdings	0.550%	0.550%	0.550%
Moderate Allocation	0.150%	0.125%	0.100%
Moderate Allocation – Direct Holdings	0.500%	0.500%	0.500%
Moderately Conservative Allocation	0.150%	0.125%	0.100%
Moderately Conservative Allocation – Direct Holdings	0.450%	0.450%	0.450%

For all other Portfolios, the annual rates of fees as a percent of average daily net assets under the Investment Advisory Agreement were as follows:

Portfolio (M - Millions)	$0 to $50M	$50 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Partner Technology	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Partner Healthcare	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner Natural Resources	0.750%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%
Partner Emerging Markets	1.200%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%	1.070%
Real Estate Securities	0.800%	0.800%	0.800%	0.800%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%	0.750%
Partner Utilities	0.750%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%	0.725%
Partner Small Cap Growth	1.000%	1.000%	1.000%	1.000%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner Small Cap Value	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Small Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Small Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Mid Cap Growth II	0.900%	0.900%	0.900%	0.900%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%	0.800%
Mid Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Mid Cap Value	0.750%	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Mid Cap Stock	0.700%	0.700%	0.650%	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.550%	0.525%
Mid Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Partner Worldwide Allocation	0.900%	0.900%	0.900%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%	0.850%
Partner International Stock	0.850%	0.850%	0.850%	0.850%	0.800%	0.800%	0.750%	0.700%	0.700%	0.700%	0.700%
Partner Socially Responsible Stock	0.800%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%	0.775%
Partner All Cap Growth	0.950%	0.950%	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Partner All Cap Value	0.750%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Partner All Cap	0.950%	0.950%	0.950%	0.950%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%	0.900%
Large Cap Growth II	0.800%	0.800%	0.800%	0.800%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Large Cap Growth	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Growth Stock	0.800%	0.800%	0.800%	0.800%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%	0.700%
Large Cap Value	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%
Large Cap Stock	0.650%	0.650%	0.650%	0.650%	0.575%	0.550%	0.475%	0.475%	0.475%	0.450%	0.425%
Large Cap Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Equity Income Plus	0.650%	0.650%	0.650%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%	0.600%

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2009

(3) FEES AND COMPENSATION PAID TO AFFILIATES – CONTINUED

Portfolio (M - Millions)	$0 to $50M	$50 to $200M	$200 to $250M	$250 to $500M	$500 to $750M	$750 to $1,000M	$1,000 to $1,500M	$1,500 to $2,000M	$2,000 to $2,500M	$2,500 to $5,000M	Over $5,000M
Balanced	0.350%	0.350%	0.350%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%	0.300%
High Yield	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Diversified Income Plus	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Partner Socially Responsible Bond	0.700%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%	0.675%
Income	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Bond Index	0.350%	0.350%	0.350%	0.300%	0.250%	0.250%	0.200%	0.150%	0.100%	0.100%	0.100%
Limited Maturity Bond	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%
Mortgage Securities	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%	0.500%
Money Market	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%	0.400%

(B) Sub-Adviser Fees – The following subadvisory fees are charged as part of the total investment advisory fees stated in the table above. The subadvisory fees are borne directly by the Adviser and do not increase the overall fees paid by the Portfolio.

Partner Technology Portfolio

Effective July 1, 2009, the Adviser has entered into a subadvisory agreement with GSAM for the performance of subadvisory services. The fee payable is equal to 0.45% of average daily net assets.

Partner Healthcare Portfolio

The Adviser has entered into a subadvisory agreement with Sectoral Asset Management, Inc. for the performance of subadvisory services. The fee payable is equal to 0.65% of the first $50 million of average daily net assets, 0.60% of the next $50 million, 0.40% of the next $150 million and 0.35% of average daily net assets over $250 million.

Partner Natural Resources Portfolio

The Adviser has entered into a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock”) for the performance of subadvisory services. The fee payable is equal to 0.45% of the first $50 million of average daily net assets, 0.425% of the next $50 million, 0.40% of the next $150 million and 0.375% of average daily net assets over $250 million. Thrivent Partner Utilities Portfolio is included in determining breakpoints for the assets managed by BlackRock.

Partner Emerging Markets Portfolio

The Adviser has entered into a subadvisory agreement with Aberdeen Asset Management Investment Services Limited (“Aberdeen”) for the performance of subadvisory services. The fee payable is equal to 0.85% of the first $50 million of average daily net assets, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

Partner Utilities Portfolio

The Adviser has entered into a subadvisory agreement with BlackRock for the performance of subadvisory services. The fee payable is equal to 0.45% of the first $50 million of average daily net assets, 0.425% of the next $50 million, 0.40% of the next $150 million and 0.375% of average daily net assets over $250 million. Thrivent Partner Natural Resources Portfolio is included in determining breakpoints for the assets managed by BlackRock.

Partner Small Cap Growth Portfolio

The Adviser has entered into a subadvisory agreement with Turner Investment Partners, Inc. (“Turner”) for the performance of subadvisory services. The fee payable is equal to 0.65% of the first $100 million of average daily net assets and 0.60% of average daily net assets over $100 million. Thrivent Partner Small Cap Growth Fund is included in determining breakpoints for the assets managed by Turner.

Partner Small Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.60% of average daily net assets.

Partner Mid Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with Goldman Sachs Asset Management, LP (“GSAM”) for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $200 million and 0.45% for assets over $200 million. Thrivent Partner Mid Cap Value Fund is included in determining breakpoints for the assets managed by GSAM.

Partner Worldwide Allocation Portfolio

The Adviser has entered into subadvisory agreements with Mercator Asset Management, LP (“Mercator”), Principal Global Investors, LLC (“Principal”), Aberdeen, Victory Capital Management, Inc. (“Victory”) and GSAM for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Portfolio and Thrivent Partner International Stock Fund are included in determining breakpoints for the assets managed by Mercator.

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2009

(3) FEES AND COMPENSATION PAID TO AFFILIATES – CONTINUED

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner Worldwide Allocation Fund, Thrivent Partner International Stock Portfolio and Thrivent Partner International Stock Fund are included in determining breakpoints for the assets managed by Principal.

The fee payable for Aberdeen is equal to 0.85% of the first $50 million of average daily net assets managed by Aberdeen, 0.72% of the next $50 million and 0.68% of average daily net assets over $100 million. Thrivent Partner Emerging Markets Portfolio and Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Aberdeen.

The fee payable for Victory is equal to 0.95% of the first $25 million of average daily net assets managed by Victory, 0.85% of the next $75 million and 0.80% of average daily net assets over $100 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by Victory.

The fee payable for GSAM is equal to 0.55% of the first $50 million of average daily net assets managed by GSAM, 0.50% of the next $200 million and 0.45% of average daily net assets over $250 million. Thrivent Partner Worldwide Allocation Fund is included in determining breakpoints for the assets managed by GSAM.

Partner International Stock Portfolio

The Adviser has entered into subadvisory agreements with Principal and Mercator for the performance of subadvisory services.

The fee payable for Mercator is equal to 0.75% of the first $25 million of average daily net assets managed by Mercator, 0.60% of the next $25 million, 0.55% of the next $25 million, 0.50% of the next $225 million, 0.40% of the next $200 million and 0.20% of average daily net assets over $500 million. Thrivent Partner International Stock Fund, Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Mercator.

The fee payable for Principal is equal to 0.35% of the first $500 million of average daily net assets managed by Principal, 0.30% of the next $500 million and 0.25% of average daily net assets over $1 billion. Thrivent Partner International Stock Fund, Thrivent Partner Worldwide Allocation Portfolio and Thrivent Partner Worldwide Allocation Fund are included in determining breakpoints for the assets managed by Principal.

Partner Socially Responsible Stock Portfolio

The Adviser has entered into a subadvisory agreement with Calvert Asset Management Company, Inc. (“Calvert”) for the performance of subadvisory services. The fee payable is equal to 0.50% of average daily net assets for the first $50 million, 0.475% for the next $50 million, 0.45% for the next $50 million, 0.425% of the next $100 million and 0.40% for assets over $250 million.

Partner All Cap Growth Portfolio

The Adviser has entered into a subadvisory agreement with Calamos Advisors LLC for the performance of subadvisory services. The fee payable is equal to 0.65% of average daily net assets.

Partner All Cap Value Portfolio

The Adviser has entered into a subadvisory agreement with OppenheimerFunds, Inc. for the performance of subadvisory services. The fee payable is equal to 0.45% of the first $50 million of average daily net assets, 0.40% of the next $200 million and 0.35% of average daily net assets over $250 million.

Partner All Cap Portfolio

The Adviser has entered into a subadvisory agreement with Pyramis Global Advisors, LLC (“Pyramis Advisors”) for the performance of subadvisory services. Pyramis Advisors is a wholly owned subsidiary of Fidelity Management & Research Corporation. The fee payable is equal to 0.60% of average daily net assets for the first $100 million, 0.55% for the next $400 million, 0.50% for the next $250 million and 0.45% for assets over $750 million.

Partner Growth Stock Portfolio

The Adviser has entered into a subadvisory agreement with T. Rowe Price Associates, Inc. for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $500 million and 0.35% for assets over $500 million.

Partner Socially Responsible Bond Portfolio

The Adviser has entered into a subadvisory agreement with Calvert for the performance of subadvisory services. The fee payable is equal to 0.40% of average daily net assets for the first $50 million, 0.375% for the next $50 million, 0.35% for the next $50 million, 0.325% of the next $100 million and 0.30% for assets over $250 million.

(C) Expense Reimbursements – As of December 31, 2009, the following voluntary expense reimbursements, as a percentage of net assets, were in effect:

Portfolio	Expense Reimbursement	Expiration Date
Partner Small Cap Growth	0.10%	N/A
Mid Cap Growth II	0.30%	N/A
Partner International Stock	0.07%	N/A
Partner All Cap	0.20%	N/A
Large Cap Growth II	0.25%	N/A
Partner Growth Stock	0.10%	N/A
Money Market	0.10%	N/A

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2009

(3) FEES AND COMPENSATION PAID TO AFFILIATES – CONTINUED

As of December 31, 2009, contractual expense reimbursements to limit expenses to the following percentages were in effect:

Portfolio	Expense Limit	Expiration Date
Aggressive Allocation	0.89%	5/15/2011
Moderately Aggressive Allocation	0.83%	5/15/2011
Moderate Allocation	0.77%	5/15/2011
Moderately Conservative Allocation	0.73%	5/15/2011
Partner Healthcare	1.39%	4/30/2010
Partner Natural Resources	1.19%	4/30/2010
Partner Emerging Markets	1.50%	4/30/2010
Partner Utilities	0.90%	4/30/2010
Partner Worldwide Allocation	1.00%	4/30/2010
Partner Socially Responsible Stock	0.98%	4/30/2010
Partner All Cap Growth	1.00%	4/30/2010
Partner All Cap Value	0.98%	4/30/2010
Equity Income Plus	0.85%	4/30/2010
Partner Socially Responsible Bond	0.68%	4/30/2010

Each equity, hybrid and fixed income Portfolio may invest in High Yield Fund and Money Market Portfolio, subject to certain limitations. During the year ended December 31, 2009, Income Portfolio and Limited Maturity Bond Portfolio invested in High Yield Fund. During the year ended December 31, 2009, all Portfolios invested in Money Market Portfolio. These related-party transactions are subject to the same terms as non-related party transactions except that, to avoid duplicate investment advisory fees, Thrivent Financial reimburses an amount equal to the advisory fee which is charged to the Portfolio for its investment in High Yield Fund and Money Market Portfolio.

(D) Other Expenses – The Fund has entered into an accounting and administrative services agreement with the Adviser to provide certain accounting and administrative personnel and services to the Portfolios. For the year ended December 31, 2009, the Adviser received aggregate fees for accounting and administrative personnel and services of $6,232,927 from the Fund.

Each Director is eligible to participate in a deferred compensation plan with respect to fees received from the Fund. Participants in the plan may designate their deferred Director’s fees as if invested in any one of the portfolios of Thrivent Mutual Funds. The value of each Director’s deferred compensation account will increase or decrease as if it were invested in shares of the selected portfolios of Thrivent Mutual Funds. The deferred fees remain in the appropriate fund until distribution in accordance with the plan. The deferred fee liability is an unsecured liability.

Those Directors not participating in the above plan received $260,357 in fees from the Fund for the year ended December 31, 2009. No remuneration has been paid by the Fund to any of the officers or non-independent Directors of the Fund. In addition, the Fund reimbursed independent Directors for reasonable expenses incurred in relation to attendance at the meetings and industry conferences.

Certain officers and non-independent directors of the Fund are officers and directors of Thrivent Financial and Thrivent Life; however, they receive no compensation from the Fund.

(E) Indirect Expenses – Some Portfolios invest in other mutual funds. Fees and expenses of those underlying funds are not included in the Portfolios’ expense ratios. The Portfolios indirectly bear their proportionate share of the annualized weighted average expense ratio of the underlying funds in which they invest.

(4) TAX INFORMATION

Distributions are based on amounts calculated in accordance with applicable federal income tax regulations, which may differ from GAAP. To the extent that these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassifications.

On the Statement of Assets and Liabilities, as a result of permanent book-to-tax differences, reclassification adjustments were made as follows [Increase (Decrease)]:

Portfolio	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Capital Stock
Aggressive Allocation	$2,448,930	$(16,321,332)	$13,872,402
Moderately Aggressive Allocation	12,103,900	(65,027,766)	52,923,866
Moderate Allocation	10,480,060	(57,500,428)	47,020,368
Moderately Conservative Allocation	2,178,439	(12,761,381)	10,582,942
Partner Technology	172,252	1,572	(173,824)
Partner Healthcare	208	(208)	—
Partner Natural Resources	(2,353)	2,353	—
Partner Emerging Markets	(2,847)	2,847	—
Real Estate Securities	(118,736)	100,157	18,579
Partner Utilities	(658)	658	—
Partner Small Cap Growth	485,615	—	(485,615)
Partner Small Cap Value	(31,312)	31,312	—
Small Cap Stock	(17,911)	1,450,691	(1,432,780)
Small Cap Index	(46,598)	46,598	—
Mid Cap Growth II	46,364	(46,364)	—
Mid Cap Growth	(18,152)	22,842,946	(22,824,794)
Partner Mid Cap Value	(1,086)	1,086	—
Mid Cap Stock	(28,273)	2,400,977	(2,372,704)
Mid Cap Index	(41,327)	41,327	—
Partner Worldwide Allocation	(111,082)	111,082	—
Partner International Stock	233,362	9,273,472	(9,506,834)

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2009

(4) TAX INFORMATION – CONTINUED

Portfolio	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)	Capital Stock
Partner All Cap Growth	4,006	—	(4,006)
Partner All Cap Value	2,402	(1,931)	(471)
Large Cap Growth II	(4,141)	301,281	(297,140)
Large Cap Growth	(267,243)	1,323,618	(1,056,375)
Partner Growth Stock	(83)	83	—
Large Cap Value	(16,820)	1,540,439	(1,523,619)
Large Cap Stock	(176,815)	176,815	—
Large Cap Index	(142,666)	142,666	—
Equity Income Plus	(1,389)	9,586	(8,197)
Balanced	222,810	(222,810)	—
High Yield	(1,204,404)	290,131,537	(288,927,133)
Diversified Income Plus	(813,677)	4,284,560	(3,470,883)
Partner Socially Responsible Bond	(41,275)	41,275	—
Income	409,486	(409,486)	—
Bond Index	307,054	(307,054)	—
Limited Maturity Bond	(1,092,252)	1,092,252	—
Mortgage Securities	(350,463)	350,463	—
Money Market	25,655	(58,041)	32,386
At December 31, 2009, the components of distributable earnings on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain
Aggressive Allocation	$20,156,141	$6,408,229
Moderately Aggressive Allocation	82,591,800	27,705,251
Moderate Allocation	123,158,514	38,331,417
Moderately Conservative Allocation	48,663,041	12,362,422
Partner Healthcare	285,849	—
Partner Natural Resources	19,477	—
Partner Utilities	150,229	—
Partner Small Cap Value	536,179	—
Small Cap Stock	159,190	—
Small Cap Index	1,709,587	—
Mid Cap Growth II	1,358,865	—
Mid Cap Growth	886,237	—
Partner Mid Cap Value	716,257	—
Mid Cap Stock	284,602	—
Mid Cap Index	915,779	—
Partner Worldwide Allocation	24,083	—
Partner International Stock	365,985	—
Partner All Cap Value	3,036	—
Partner All Cap	425,719	—
Large Cap Growth II	11,978,031	—
Large Cap Growth	345,939	—
Partner Growth Stock	10,928	—
Large Cap Value	187,642	—
Large Cap Stock	100,155	—
Large Cap Index	6,118,756	—
Equity Income Plus	70,615	—
Balanced	8,800,681	—
High Yield	772,208	—
Diversified Income Plus	4,648,906	—
Partner Socially Responsible Bond	2,248	—
Income	740,807	—
Bond Index	32,993	—
Limited Maturity Bond	677,137	—
Mortgage Securities	262,319	59,896
Money Market	15,000	—

At December 31, 2009, the following Portfolios had accumulated net realized capital loss carryovers expiring as follows:

Portfolio	Capital Loss Carryover	Expiration Year
Partner Technology	$11,378,393	2016
	2,198,564	2017

	$13,576,957

Partner Natural Resources	19,375	2016
	220,112	2017

	$239,487

Partner Emerging Markets	63,274	2016
	783,676	2017

	$846,950

Real Estate Securities	8,066,759	2016
	18,439,010	2017

	$26,505,769

Partner Utilities	375,164	2016
	285,260	2017

	$660,424

Partner Small Cap Growth	34,011,452	2016
	28,536,757	2017

	$62,548,209

Partner Small Cap Value	11,479,874	2017

	$11,479,874

Small Cap Stock	60,076,135	2016
	69,207,797	2017

	$129,283,932

Small Cap Index	6,962,947	2017

	$6,962,947

Mid Cap Growth	10,809,135	2010
	252,495	2016
	60,673,672	2017

	$71,735,302

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2009

(4) TAX INFORMATION – CONTINUED

Portfolio	Capital Loss Carryover	Expiration Year
Partner Mid Cap Value	16,998,457	2016
	23,647,542	2017

	$40,645,999

Mid Cap Stock	90,742,741	2016
	27,991,584	2017

	$118,734,325

Mid Cap Index	887,853	2017

	$887,853

Partner Worldwide Allocation	8,058,363	2016
	8,550,857	2017

	$16,609,220

Partner International Stock	2,858,197	2010
	103,512,513	2016
	186,079,623	2017

	$292,450,333

Partner Socially Responsible Stock	99,213	2016
	493,087	2017

	$592,300

Partner All Cap Growth	536,343	2016
	586,578	2017

	$1,122,921

Partner All Cap Value	499,329	2016
	889,563	2017

	$1,388,892

Partner All Cap	12,922,307	2016
	11,312,127	2017

	$24,234,434

Large Cap Growth	724,404,403	2010
	198,356,425	2011
	163,432,783	2016
	185,671,076	2017

	$1,271,864,687

Partner Growth Stock	1,995,784	2016
	11,047,477	2017

	$13,043,261

Large Cap Value	71,155,534	2016
	139,292,919	2017

	$210,448,453

Large Cap Stock	94,107,202	2016
	98,347,320	2017

	$192,454,522

Large Cap Index	9,182,706	2017

	$9,182,706

Equity Income Plus	5,806,765	2016
	5,494,675	2017

	$11,301,440

High Yield	184,350,285	2010
	364,926,135	2011
	30,516,064	2012
	10,993,224	2013
	560,014	2014
	42,742,264	2016
	46,838,004	2017

	$680,925,990

Diversified Income Plus	2,850,377	2010
	9,888,303	2016
	9,354,046	2017

	$22,092,726

Income	2,082,528	2014
	39,514,415	2016
	51,183,448	2017

	$92,780,391

Bond Index	1,161,958	2014
	103,719	2015

	$1,265,677

Limited Maturity Bond	2,108,299	2013
	1,181,750	2014
	1,010,934	2015
	10,441,148	2016
	6,959,975	2017

	$21,702,106

To the extent that these Portfolios realize future net capital gains, taxable distributions will be reduced by any unused capital loss carryovers as permitted by the Internal Revenue Code.

The following capital loss carryovers were utilized during 2009: Partner Healthcare Portfolio, $63,868; Mid Cap Growth Portfolio II, $967,037; Large Cap Growth Portfolio II, $1,615,414; Bond Index Portfolio, $2,562,183; Mortgage Securities Portfolio, $890,110; and Money Market Portfolio, $34,344. In addition, the following capital loss carryovers expired during the fiscal year 2009: Mid Cap Growth Portfolio, $22,824,794; Partner International Stock Portfolio, $9,506,834; Large Cap Growth Portfolio, $790,945; High Yield Portfolio, $288,927,133; and Diversified Income Plus Portfolio, $3,470,883.

The following Portfolios deferred, on a tax basis, the following post-October 2009 losses:

Portfolio	Post-October Loss
Partner Healthcare	$1,681
Partner Emerging Markets	2,964
Partner Utilities	216
Partner Small Cap Value	409,581
Small Cap Index	535,669
Mid Cap Growth	2,738,883
Partner Mid Cap Value	69,456
Partner Worldwide Allocation	1,632
Partner International Stock	941,408
Partner All Cap Growth	119,009

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2009

(4) TAX INFORMATION – CONTINUED

Portfolio	Post-October Loss
Partner All Cap Value	21,588
Partner All Cap	261,708
Partner Growth Stock	56,085
Large Cap Value	4,405,919
Large Cap Index	1,434,922
Equity Income Plus	273,940
High Yield	1,317,551
Diversified Income Plus	276,002
Partner Socially Responsible Bond	14,325
Income	1,558,121
Mortgage Securities	94,366

These amounts are deferred for tax purposes and deemed to occur in the next fiscal year.

The tax character of distributions paid during the years ended December 31, 2009 and 2008 was as follows:

	Ordinary Income		Long-Term Capital Gain		Return of Capital
Portfolio	12/31/2009	12/31/2008	12/31/2009	12/31/2008	12/31/2009	12/31/2008
Aggressive Allocation	$18,295,706	$7,526,815	$—	$11,081,213	$—	$—
Moderately Aggressive Allocation	77,679,068	36,926,896	—	30,510,870	—	—
Moderate Allocation	103,104,758	56,128,055	—	28,774,199	—	—
Moderately Conservative Allocation	36,683,505	22,275,657	—	6,150,363	—	—
Partner Technology	—	3,405,645	—	3,127,004	—	—
Partner Healthcare	1,353	5,750	—	—	—	—
Partner Natural Resources	—	8,150	—	—	—	—
Partner Emerging Markets	76,466	49,300	—	—	—	—
Real Estate Securities	6,291,795	21,072,190	—	21,574,384	2,508,205	5,059,614
Partner Utilities	—	70,001	—	—	—	—
Partner Small Cap Growth	111,079	673,449	—	9,849,971	—	—
Partner Small Cap Value	1,581,418	4,087,268	159,744	15,296,285	—	—
Small Cap Stock	2,254,275	4,048,321	—	46,096,465	—	—
Small Cap Index	3,597,439	4,228,977	31,411,591	57,981,487	—	—
Mid Cap Growth II	1,858	2,256,570	—	3,019,741	—	—
Mid Cap Growth	53,590	40,872,402	—	69,498,724	—	—
Partner Mid Cap Value	1,544,209	3,568,008	—	2,549,963	—	—
Mid Cap Stock	2,265,664	15,969,270	—	25,321,638	—	—
Mid Cap Index	1,478,447	1,733,105	4,989,989	15,856,090	—	—
Partner Worldwide Allocation	3,279,164	1,070,000	—	—	—	—
Partner International Stock	18,300,363	101,439,313	—	137,985,494	—	—
Partner Socially Responsible Stock	16,869	9,075	—	—	—	—
Partner All Cap Value	56,625	46,000	—	—	—	—
Partner All Cap	744,537	8,044,382	—	8,251,446	—	—
Large Cap Growth II	36,404,586	2,086,463	—	2,279,778	—	—
Large Cap Growth	6,800,000	15,449,558	—	—	—	—
Partner Growth Stock	168,813	1,631,127	—	8,594,847	—	—
Large Cap Value	12,050,128	38,585,764	—	30,190,116	—	—
Large Cap Stock	5,328,987	47,673,626	—	44,077,586	—	—
Large Cap Index	9,467,689	11,533,169	17,308,240	54,089,226	—	—
Equity Income Plus	906,000	862,553	—	—	—	22,448
Balanced	11,644,909	15,909,241	4,181,300	12,949,844	—	—
High Yield	62,236,431	66,652,176	—	—	—	—
Diversified Income Plus	5,981,706	6,984,985	—	—	—	—
Partner Socially Responsible Bond	443,176	171,330	138,583	—	—	—
Income	66,102,037	73,945,918	—	—	—	—
Bond Index	6,320,731	9,755,017	—	—	—	—
Limited Maturity Bond	40,607,051	45,270,503	—	—	—	—
Mortgage Securities	1,111,908	1,935,505	—	—	—	—
Money Market	2,865,679	22,163,082	—	—	—	—

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2009

(5) SECURITY TRANSACTIONS

(A) Purchases and Sales of Investment Securities – For the year ended December 31, 2009, the cost of purchases and the proceeds from sales of investment securities other than U.S. Government and short-term securities were as follows:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$75,606	$127,029
Moderately Aggressive Allocation	315,531	256,612
Moderate Allocation	507,163	309,558
Moderately Conservative Allocation	251,701	128,834
Partner Technology	45,518	49,962
Partner Healthcare	11,612	7,785
Partner Natural Resources	6,908	233
Partner Emerging Markets	8,239	1,099
Real Estate Securities	54,215	34,132
Partner Utilities	2,316	1,021
Partner Small Cap Growth	152,146	139,049
Partner Small Cap Value	39,272	32,138
Small Cap Stock	664,679	659,873
Small Cap Index	22,969	51,848
Mid Cap Growth II	67,254	67,996
Mid Cap Growth	178,979	221,750
Partner Mid Cap Value	169,421	153,460
Mid Cap Stock	220,664	211,294
Mid Cap Index	13,811	24,697
Partner Worldwide Allocation	211,398	119,716
Partner International Stock	571,907	609,282
Partner Socially Responsible Stock	1,406	1,531
Partner All Cap Growth	5,693	1,887
Partner All Cap Value	6,625	4,589
Partner All Cap	127,049	134,401
Large Cap Growth II	777,105	748,203
Large Cap Growth	1,887,325	1,989,325
Partner Growth Stock	28,607	37,721
Large Cap Value	788,174	711,250
Large Cap Stock	776,275	829,964
Large Cap Index	21,136	67,408
Equity Income Plus	159,996	153,372
Balanced	15,918	57,779
High Yield	392,747	407,576
Diversified Income Plus	62,703	72,317
Partner Socially Responsible Bond	7,965	7,908
Income	855,646	828,124
Bond Index	5,884	29,298
Limited Maturity Bond	823,310	836,483
Mortgage Securities	1,678	10,032

Purchases and Sales of U.S. Government Securities were:

	In thousands
Portfolio	Purchases	Sales
Aggressive Allocation	$1,501	$—
Moderately Aggressive Allocation	7,006	—
Moderate Allocation	9,008	—
Moderately Conservative Allocation	4,004	—
Partner Small Cap Growth	801	805
Small Cap Stock	1,001	—
Small Cap Index	601	201
Balanced	291,205	292,603
Partner Socially Responsible Bond	63	750
Income	964,040	1,022,049
Bond Index	663,053	668,690
Limited Maturity Bond	636,263	574,981
Mortgage Securities	224,452	228,455

(B) Investments in Restricted Securities – Certain Portfolios may own restricted securities that have been deemed illiquid and were purchased in private placement transactions without registration under the Securities Act of 1933. Unless such securities subsequently become registered, they generally may be resold only in privately negotiated transactions with a limited number of purchasers. As of December 31, 2009, the following Portfolios held restricted securities:

Portfolio	Number of Securities	Percent of Portfolio's Net Assets
Partner Worldwide Allocation	1	0.01%
Balanced	4	1.74%
High Yield	4	0.81%
Diversified Income Plus	3	2.78%
Partner Socially Responsible Bond	1	0.17%
Income	9	2.23%
Bond Index	4	3.52%
Limited Maturity Bond	7	1.82%
Mortgage Securities	2	5.63%

The Portfolios have no right to require registration of unregistered securities.

(C) Investments in High-Yielding Securities – High Yield Portfolio invests primarily in high-yielding fixed income securities. Each of the other Portfolios, except Money Market Portfolio, may also invest in high-yielding securities. These securities will typically be in the lower rating categories or will be non-rated and generally will involve more risk than securities in the higher rating categories. Lower rated or unrated securities are more likely to react to developments affecting market risk and credit risk than are more highly rated securities, which react primarily to movements in the general level of interest rates.

(D) Investments in Options and Futures Contracts – The movement in the price of the security underlying an option or futures contract may not correlate perfectly with the movement in the prices of the portfolio securities being hedged. A lack of correlation could render the Portfolio’s hedging strategy unsuccessful and could result in a loss to the Portfolio. In the event that a liquid secondary market would not exist, the Portfolio could be prevented from entering into a closing transaction which could result in additional losses to the Portfolio.

(E) Written Option Contracts – The number of contracts and premium amounts associated with covered call option contracts written during the year ended December 31, 2009, were as follows:

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2009

(5) SECURITY TRANSACTIONS – CONTINUED

	Number of Contracts	Premium Amount
Partner All Cap Value
Balance at December 31, 2008	—	$—
Opened	63	5,505
Closed	(57)	(4,899)
Expired	(2)	(72)
Exercised	(4)	(534)

Balance at December 31, 2009	—	$—

Large Cap Growth II
Balance at December 31, 2008	—	$—
Opened	11,103	1,431,761
Closed	(5,954)	(918,693)
Expired	(3,635)	(224,697)
Exercised	(1,319)	(276,955)

Balance at December 31, 2009	195	$11,416

Large Cap Growth
Balance at December 31, 2008	—	$—
Opened	24,576	2,817,119
Closed	(12,755)	(1,743,955)
Expired	(8,245)	(495,903)
Exercised	(3,119)	(550,506)

Balance at December 31, 2009	457	$26,755

Large Cap Stock
Balance at December 31, 2008	—	$—
Opened	18,334	4,809,193
Closed	(13,942)	(4,066,321)
Expired	(2,273)	(138,148)
Exercised	(974)	(189,493)

Balance at December 31, 2009	1,145	$415,231

Equity Income Plus
Balance at December 31, 2008	50	$26,738
Opened	2,035	1,008,760
Closed	(1,965)	(984,128)
Expired	(10)	(6,473)
Exercised	—	—

Balance at December 31, 2009	110	$44,897

Diversified Income Plus
Balance at December 31, 2008	—	$—
Opened	931	390,831
Closed	(871)	(366,426)
Expired	—	—
Exercised	—	—

Balance at December 31, 2009	60	$24,405

Limited Maturity Bond
Balance at December 31, 2008	—	$—
Opened	2,980	1,983,248
Closed	(2,760)	(1,952,970)
Expired	(220)	(30,278)
Exercised	—	—

Balance at December 31, 2009	—	$—

Mortgage Securities
Balance at December 31, 2008	—	$—
Opened	78	48,500
Closed	(73)	(47,812)
Expired	(5)	(688)
Exercised	—	—

Balance at December 31, 2009	—	$—

(6) SECURITY TRANSACTIONS WITH AFFILIATED FUNDS

The Portfolios are permitted to purchase or sell securities from or to certain other Portfolios under specified conditions outlined in procedures adopted by the Board of Directors. The procedures have been designed to ensure that any purchase or sale of securities by the Portfolio from or to another portfolio or fund that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Directors and/ or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. Pursuant to these procedures, during the year ended December 31, 2009, the Portfolios engaged in purchases and sales of securities of $11,570,564 and $11,805,423, respectively.

(7) SHARES OF BENEFICIAL INTEREST

The shares of each Portfolio have equal rights and privileges with all shares of that Portfolio. Shares in the Portfolio are currently sold only to separate accounts of Thrivent Financial, Thrivent Life and retirement plans sponsored by Thrivent Financial.

Authorized capital stock consists of ten billion shares as follows:

Portfolio	Shares Authorized	Par Value
Aggressive Allocation	300,000,000	$0.01
Moderately Aggressive Allocation	350,000,000	0.01
Moderate Allocation	350,000,000	0.01
Moderately Conservative Allocation	300,000,000	0.01
Partner Technology	100,000,000	0.01
Partner Healthcare	200,000,000	0.01
Partner Natural Resources	200,000,000	0.01
Partner Emerging Markets	200,000,000	0.01
Real Estate Securities	200,000,000	0.01
Partner Utilities	200,000,000	0.01
Partner Small Cap Growth	200,000,000	0.01
Partner Small Cap Value	200,000,000	0.01
Small Cap Stock	200,000,000	0.01
Small Cap Index	200,000,000	0.01
Mid Cap Growth II	200,000,000	0.01
Mid Cap Growth	200,000,000	0.01
Partner Mid Cap Value	200,000,000	0.01
Mid Cap Stock	200,000,000	0.01
Mid Cap Index	200,000,000	0.01
Partner Worldwide Allocation	200,000,000	0.01

Thrivent Series Fund, Inc.

Notes to Financial Statements

As of December 31, 2009

(7) SHARES OF BENEFICIAL INTEREST – CONTINUED

Portfolio	Shares Authorized	Par Value
Partner International Stock	250,000,000	$0.01
Partner Socially Responsible Stock	200,000,000	0.01
Partner All Cap Growth	200,000,000	0.01
Partner All Cap Value	200,000,000	0.01
Partner All Cap	200,000,000	0.01
Large Cap Growth II	200,000,000	0.01
Large Cap Growth	300,000,000	0.01
Partner Growth Stock	200,000,000	0.01
Large Cap Value	200,000,000	0.01
Large Cap Stock	250,000,000	0.01
Large Cap Index	200,000,000	0.01
Equity Income Plus	200,000,000	0.01
Balanced	200,000,000	0.01
High Yield	300,000,000	0.01
Diversified Income Plus	200,000,000	0.01
Partner Socially Responsible Bond	200,000,000	0.01
Income	300,000,000	0.01
Bond Index	200,000,000	0.01
Limited Maturity Bond	200,000,000	0.01
Mortgage Securities	200,000,000	0.01
Money Market	1,200,000,000	0.01

(8) SUBSEQUENT EVENTS

Management of the Portfolios has evaluated the impact of subsequent events through February 18, 2010, the date the financial statements were issued, and, except as already included in the Notes to Financial Statements, has determined that no additional items require disclosure.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Thrivent Series Fund, Inc.

Financial Highlights

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2009	$8.51	$0.09	$2.47	$2.56	$(0.41)	$—
Year Ended 12/31/2008	14.09	0.25	(5.34)	(5.09)	(0.18)	(0.31)
Year Ended 12/31/2007	13.01	0.13	1.09	1.22	(0.08)	(0.06)
Year Ended 12/31/2006	11.44	0.07	1.50	1.57	—	—
Year Ended 12/31/2005 (c)	10.00	—	1.44	1.44	—	—
MODERATELY AGGRESSIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2009	8.64	0.17	2.37	2.54	(0.46)	—
Year Ended 12/31/2008	13.48	0.33	(4.71)	(4.38)	(0.23)	(0.23)
Year Ended 12/31/2007	12.66	0.18	0.80	0.98	(0.11)	(0.05)
Year Ended 12/31/2006	11.19	0.12	1.35	1.47	—	—
Year Ended 12/31/2005 (c)	10.00	0.02	1.19	1.21	(0.02)	—
MODERATE ALLOCATION PORTFOLIO
Year Ended 12/31/2009	8.92	0.23	2.14	2.37	(0.47)	—
Year Ended 12/31/2008	12.82	0.37	(3.83)	(3.46)	(0.27)	(0.17)
Year Ended 12/31/2007	12.22	0.24	0.58	0.82	(0.15)	(0.07)
Year Ended 12/31/2006	10.96	0.18	1.08	1.26	—	—
Year Ended 12/31/2005 (c)	10.00	0.04	0.96	1.00	(0.04)	—
MODERATELY CONSERVATIVE ALLOCATION PORTFOLIO
Year Ended 12/31/2009	9.27	0.24	1.82	2.06	(0.42)	—
Year Ended 12/31/2008	12.08	0.37	(2.80)	(2.43)	(0.29)	(0.09)
Year Ended 12/31/2007	11.69	0.27	0.39	0.66	(0.20)	(0.07)
Year Ended 12/31/2006	10.68	0.23	0.78	1.01	—	—
Year Ended 12/31/2005 (c)	10.00	0.06	0.68	0.74	(0.06)	—
PARTNER TECHNOLOGY PORTFOLIO
Year Ended 12/31/2009	3.63	(0.03)	2.09	2.06	—	—
Year Ended 12/31/2008	8.24	—	(3.59)	(3.59)	—	(1.02)
Year Ended 12/31/2007	7.67	(0.01)	0.85	0.84	—	(0.27)
Year Ended 12/31/2006	7.53	(0.02)	0.26	0.24	—	(0.10)
Year Ended 12/31/2005	7.28	(0.02)	0.29	0.27	(0.02)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 29, 2005.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.41)	$10.66	30.62%	$497.6	0.23%	1.29%	0.26%	1.27%	22%
(0.49)	8.51	(37.23)%	354.3	0.20%	2.45%	0.20%	2.45%	30%
(0.14)	14.09	9.33%	496.4	0.15%	1.17%	0.20%	1.12%	16%
—	13.01	13.77%	333.6	0.04%	0.88%	0.20%	0.72%	8%
—	11.44	14.45%	71.8	0.10%	0.11%	0.37%	(0.16)%	7%

(0.46)	10.72	29.80%	1,983.0	0.20%	2.41%	0.20%	2.41%	17%
(0.46)	8.64	(33.40)%	1,354.6	0.17%	3.36%	0.17%	3.36%	27%
(0.16)	13.48	7.74%	1,780.8	0.13%	1.86%	0.17%	1.82%	18%
—	12.66	13.15%	1,063.8	0.05%	1.58%	0.18%	1.44%	14%
(0.02)	11.19	12.12%	238.1	0.10%	0.69%	0.24%	0.55%	4%

(0.47)	10.82	26.89%	2,658.5	0.19%	3.16%	0.19%	3.16%	16%
(0.44)	8.92	(27.74)%	1,811.6	0.17%	3.91%	0.17%	3.91%	22%
(0.22)	12.82	6.75%	2,168.9	0.14%	2.68%	0.17%	2.65%	18%
—	12.22	11.52%	1,274.0	0.08%	2.29%	0.18%	2.19%	19%
(0.04)	10.96	9.98%	331.2	0.12%	1.29%	0.22%	1.19%	4%

(0.42)	10.91	22.53%	1,075.4	0.22%	3.41%	0.22%	3.41%	16%
(0.38)	9.27	(20.61)%	714.8	0.18%	4.09%	0.18%	4.09%	21%
(0.27)	12.08	5.59%	756.9	0.17%	3.36%	0.19%	3.34%	13%
—	11.69	9.53%	434.9	0.15%	2.94%	0.20%	2.89%	19%
(0.06)	10.68	7.40%	146.7	0.17%	2.12%	0.27%	2.02%	5%

—	5.69	56.58%	30.9	1.22%	(0.67)%	1.23%	(0.68)%	181%
(1.02)	3.63	(48.32)%	24.3	0.89%	(0.01)%	0.91%	(0.03)%	269%
(0.27)	8.24	11.08%	56.6	0.86%	(0.14)%	0.87%	(0.15)%	147%
(0.10)	7.67	3.26%	53.4	0.88%	(0.23)%	0.89%	(0.24)%	133%
(0.02)	7.53	3.72%	59.8	0.86%	(0.33)%	0.88%	(0.34)%	47%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments	Return of Capital
PARTNER HEALTHCARE PORTFOLIO
Year Ended 12/31/2009	$8.94	$0.02	$2.12	$2.14	$—	$—	$—
Year Ended 12/31/2008 (c)	10.00	—	(1.05)	(1.05)	(0.01)	—	—

PARTNER NATURAL RESOURCES PORTFOLIO
Year Ended 12/31/2009	5.72	0.01	2.50	2.51	—	—	—
Year Ended 12/31/2008 (c)	10.00	0.01	(4.28)	(4.27)	(0.01)	—	—

PARTNER EMERGING MARKETS PORTFOLIO
Year Ended 12/31/2009	5.59	0.04	4.13	4.17	(0.04)	—	—
Year Ended 12/31/2008 (c)	10.00	0.06	(4.42)	(4.36)	(0.05)	—	—

REAL ESTATE SECURITIES PORTFOLIO
Year Ended 12/31/2009	9.34	0.29	2.44	2.73	(0.29)	—	(0.11)
Year Ended 12/31/2008	17.74	0.41	(6.35)	(5.94)	(0.74)	(1.46)	(0.26)
Year Ended 12/31/2007	22.93	0.32	(3.84)	(3.52)	(0.30)	(1.37)	—
Year Ended 12/31/2006	18.16	0.29	5.65	5.94	(0.29)	(0.88)	—
Year Ended 12/31/2005	17.04	0.26	1.80	2.06	(0.24)	(0.70)	—

PARTNER UTILITIES PORTFOLIO
Year Ended 12/31/2009	6.93	0.18	0.65	0.83	—	—	—
Year Ended 12/31/2008 (c)	10.00	0.12	(3.08)	(2.96)	(0.11)	—	—

PARTNER SMALL CAP GROWTH PORTFOLIO
Year Ended 12/31/2009	7.45	(0.03)	2.62	2.59	(0.01)	—	—
Year Ended 12/31/2008	13.94	0.01	(5.77)	(5.76)	—	(0.73)	—
Year Ended 12/31/2007	13.58	(0.04)	1.21	1.17	—	(0.81)	—
Year Ended 12/31/2006	12.11	(0.05)	1.57	1.52	—	(0.05)	—
Year Ended 12/31/2005	12.33	(0.06)	0.50	0.44	—	(0.66)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$—	$11.08	23.83%	$13.3	1.39%	0.19%	2.10%	(0.52)%	80%
(0.01)	8.94	(10.48)%	7.1	1.39%	(0.09)%	2.12%	(0.83)%	40%

—	8.23	43.72%	21.1	1.19%	0.15%	1.70%	(0.36)%	2%
(0.01)	5.72	(42.68)%	6.6	1.19%	0.23%	1.87%	(0.45)%	1%

(0.04)	9.72	74.70%	17.4	1.50%	0.78%	2.91%	(0.63)%	13%
(0.05)	5.59	(43.58)%	5.3	1.50%	1.18%	2.68%	0.00%	25%

(0.40)	11.67	29.08%	265.4	0.89%	3.34%	0.90%	3.33%	18%
(2.46)	9.34	(37.24)%	197.4	0.85%	2.74%	0.86%	2.73%	45%
(1.67)	17.74	(16.80)%	326.4	0.86%	1.60%	0.86%	1.60%	71%
(1.17)	22.93	34.18%	367.9	0.84%	1.41%	0.86%	1.40%	69%
(0.94)	18.16	13.25%	274.6	0.86%	1.88%	0.87%	1.87%	83%

—	7.76	12.00%	6.4	0.90%	2.93%	3.10%	0.73%	22%
(0.11)	6.93	(29.57)%	4.4	0.90%	2.55%	2.31%	1.14%	22%

(0.01)	10.03	34.75%	160.5	1.02%	(0.39)%	1.14%	(0.51)%	118%
(0.73)	7.45	(43.23)%	112.5	0.98%	0.08%	1.09%	(0.04)%	199%
(0.81)	13.94	8.52%	167.6	0.99%	(0.32)%	1.10%	(0.42)%	98%
(0.05)	13.58	12.59%	107.4	0.99%	(0.42)%	1.12%	(0.55)%	113%
(0.66)	12.11	3.96%	64.7	0.99%	(0.60)%	1.17%	(0.78)%	104%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER SMALL CAP VALUE PORTFOLIO
Year Ended 12/31/2009	$12.07	$0.11	$3.52	$3.63	$(0.11)	$(0.01)
Year Ended 12/31/2008	18.44	0.13	(4.85)	(4.72)	(0.20)	(1.45)
Year Ended 12/31/2007	19.57	0.11	(0.21)	(0.10)	(0.07)	(0.96)
Year Ended 12/31/2006	16.82	0.08	3.45	3.53	(0.04)	(0.74)
Year Ended 12/31/2005	16.56	0.07	0.71	0.78	(0.04)	(0.48)

SMALL CAP STOCK PORTFOLIO
Year Ended 12/31/2009	8.49	0.07	1.65	1.72	(0.08)	—
Year Ended 12/31/2008	15.48	0.06	(5.34)	(5.28)	(0.13)	(1.58)
Year Ended 12/31/2007	15.43	0.10	0.88	0.98	(0.05)	(0.88)
Year Ended 12/31/2006	14.62	0.05	1.78	1.83	(0.02)	(1.00)
Year Ended 12/31/2005	14.74	0.02	1.16	1.18	(0.01)	(1.29)

SMALL CAP INDEX PORTFOLIO
Year Ended 12/31/2009	10.54	0.11	2.03	2.14	(0.22)	(1.89)
Year Ended 12/31/2008	19.21	0.22	(5.15)	(4.93)	(0.20)	(3.54)
Year Ended 12/31/2007	21.55	0.24	(0.11)	0.13	(0.14)	(2.33)
Year Ended 12/31/2006	19.41	0.17	2.64	2.81	(0.14)	(0.53)
Year Ended 12/31/2005	19.26	0.15	1.18	1.33	(0.13)	(1.05)

MID CAP GROWTH PORTFOLIO II
Year Ended 12/31/2009	5.65	—	2.78	2.78	—	—
Year Ended 12/31/2008	11.42	0.01	(4.37)	(4.36)	(0.03)	(1.38)
Year Ended 12/31/2007	11.37	0.03	2.13	2.16	(0.06)	(2.05)
Year Ended 12/31/2006	10.60	0.06	0.85	0.91	(0.02)	(0.12)
Year Ended 12/31/2005	9.53	0.02	1.05	1.07	—	—

MID CAP GROWTH PORTFOLIO
Year Ended 12/31/2009	9.55	0.04	4.83	4.87	—	—
Year Ended 12/31/2008	20.18	0.10	(7.19)	(7.09)	(0.18)	(3.36)
Year Ended 12/31/2007	17.59	0.08	3.38	3.46	(0.08)	(0.79)
Year Ended 12/31/2006	16.21	0.08	1.32	1.40	(0.02)	—
Year Ended 12/31/2005	14.57	0.02	1.62	1.64	—	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.12)	$15.58	30.24%	$226.3	0.89%	0.86%	0.90%	0.85%	19%
(1.65)	12.07	(27.05)%	167.9	0.86%	1.08%	0.87%	1.07%	31%
(1.03)	18.44	(1.03)%	185.6	0.86%	0.68%	0.87%	0.66%	29%
(0.78)	19.57	21.50%	163.6	0.86%	0.52%	0.88%	0.51%	25%
(0.52)	16.82	4.89%	106.2	0.88%	0.51%	0.89%	0.49%	37%

(0.08)	10.13	20.38%	258.5	0.78%	0.65%	0.78%	0.65%	254%
(1.71)	8.49	(37.52)%	288.1	0.73%	0.66%	0.75%	0.64%	286%
(0.93)	15.48	6.14%	399.9	0.72%	0.66%	0.74%	0.65%	126%
(1.02)	15.43	12.79%	406.7	0.73%	0.33%	0.74%	0.32%	94%
(1.30)	14.62	8.81%	290.2	0.74%	0.20%	0.76%	0.19%	113%

(2.11)	10.57	25.29%	203.9	0.47%	0.94%	0.48%	0.94%	13%
(3.74)	10.54	(31.07)%	192.2	0.42%	1.28%	0.42%	1.28%	31%
(2.47)	19.21	(0.50)%	357.9	0.39%	1.00%	0.39%	0.99%	16%
(0.67)	21.55	14.72%	439.8	0.39%	0.71%	0.39%	0.71%	14%
(1.18)	19.41	7.32%	473.7	0.39%	0.75%	0.39%	0.75%	14%

—	8.43	49.31%	125.8	0.68%	(0.05)%	1.05%	(0.42)%	73%
(1.41)	5.65	(42.71)%	80.8	0.56%	0.30%	1.07%	(0.22)%	104%
(2.11)	11.42	19.80%	32.4	0.59%	0.18%	1.11%	(0.33)%	81%
(0.14)	11.37	8.60%	31.7	0.39%	0.44%	1.11%	(0.28)%	147%
—	10.60	11.22%	38.2	0.39%	0.17%	1.10%	(0.54)%	136%

—	14.42	50.94%	365.2	0.48%	0.30%	0.48%	0.29%	61%
(3.54)	9.55	(41.13)%	275.1	0.44%	0.54%	0.45%	0.52%	82%
(0.87)	20.18	19.92%	669.8	0.44%	0.35%	0.45%	0.34%	80%
(0.02)	17.59	8.63%	654.9	0.45%	0.40%	0.45%	0.40%	149%
—	16.21	11.27%	747.5	0.45%	0.11%	0.45%	0.11%	135%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER MID CAP VALUE PORTFOLIO
Year Ended 12/31/2009	$8.25	$0.12	$2.54	$2.66	$(0.09)	$—
Year Ended 12/31/2008	13.41	0.08	(4.61)	(4.53)	(0.18)	(0.45)
Year Ended 12/31/2007	13.06	0.14	0.28	0.42	—	(0.07)
Year Ended 12/31/2006	11.48	0.10	1.70	1.80	(0.10)	(0.12)
Year Ended 12/31/2005 (c)	10.00	0.04	1.51	1.55	(0.04)	(0.03)

MID CAP STOCK PORTFOLIO
Year Ended 12/31/2009	7.08	0.05	2.72	2.77	(0.05)	—
Year Ended 12/31/2008	13.15	0.04	(5.08)	(5.04)	(0.12)	(0.91)
Year Ended 12/31/2007	13.41	0.08	0.76	0.84	(0.12)	(0.98)
Year Ended 12/31/2006	12.82	0.13	1.51	1.64	(0.05)	(1.00)
Year Ended 12/31/2005	11.66	0.05	1.76	1.81	(0.02)	(0.63)

MID CAP INDEX PORTFOLIO
Year Ended 12/31/2009	8.31	0.12	2.72	2.84	(0.18)	(0.60)
Year Ended 12/31/2008	15.20	0.19	(5.02)	(4.83)	(0.19)	(1.87)
Year Ended 12/31/2007	15.05	0.20	1.00	1.20	(0.15)	(0.90)
Year Ended 12/31/2006	14.43	0.18	1.20	1.38	(0.14)	(0.62)
Year Ended 12/31/2005	13.34	0.14	1.44	1.58	(0.07)	(0.42)

PARTNER WORLDWIDE ALLOCATION PORTFOLIO
Year Ended 12/31/2009	6.03	0.10	1.81	1.91	(0.10)	—
Year Ended 12/31/2008 (d)	10.00	0.07	(3.98)	(3.91)	(0.06)	—

PARTNER INTERNATIONAL STOCK PORTFOLIO
Year Ended 12/31/2009	8.18	0.20	1.82	2.02	(0.21)	—
Year Ended 12/31/2008	17.26	0.33	(6.56)	(6.23)	(0.68)	(2.17)
Year Ended 12/31/2007	16.32	0.36	1.37	1.73	(0.24)	(0.55)
Year Ended 12/31/2006	13.63	0.23	2.67	2.90	(0.21)	—
Year Ended 12/31/2005	12.12	0.17	1.48	1.65	(0.14)	—

PARTNER SOCIALLY RESPONSIBLE STOCK PORTFOLIO
Year Ended 12/31/2009	6.48	0.03	2.29	2.32	(0.04)	—
Year Ended 12/31/2008 (d)	10.00	0.02	(3.52)	(3.50)	(0.02)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 29, 2005.
(d)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.09)	$10.82	32.33%	$183.7	0.87%	1.42%	0.88%	1.41%	114%
(0.63)	8.25	(35.05)%	123.3	0.83%	1.41%	0.85%	1.39%	97%
(0.07)	13.41	3.16%	95.0	0.89%	1.24%	0.90%	1.23%	85%
(0.22)	13.06	15.72%	54.9	0.96%	1.07%	0.98%	1.05%	57%
(0.07)	11.48	15.44%	21.2	1.25%	0.88%	1.49%	0.63%	30%

(0.05)	9.80	39.10%	443.5	0.73%	0.55%	0.74%	0.54%	53%
(1.03)	7.08	(40.75)%	379.9	0.72%	0.81%	0.73%	0.80%	234%
(1.10)	13.15	5.70%	387.9	0.72%	0.70%	0.74%	0.69%	215%
(1.05)	13.41	13.41%	363.8	0.73%	1.26%	0.75%	1.24%	184%
(0.65)	12.82	16.37%	224.2	0.76%	0.62%	0.78%	0.60%	124%

(0.78)	10.37	36.69%	86.9	0.56%	1.19%	0.57%	1.19%	18%
(2.06)	8.31	(36.29)%	75.1	0.46%	1.33%	0.46%	1.32%	24%
(1.05)	15.20	7.63%	146.2	0.43%	1.16%	0.43%	1.15%	20%
(0.76)	15.05	9.81%	159.8	0.43%	1.10%	0.43%	1.10%	11%
(0.49)	14.43	12.34%	171.5	0.43%	1.08%	0.44%	1.07%	19%

(0.10)	7.84	31.67%	254.9	1.00%	2.01%	1.20%	1.81%	80%
(0.06)	6.03	(39.09)%	105.9	1.00%	2.17%	1.25%	1.92%	49%

(0.21)	9.99	24.79%	882.9	0.85%	2.29%	0.91%	2.23%	76%
(2.85)	8.18	(41.10)%	778.1	0.81%	2.54%	0.89%	2.46%	70%
(0.79)	17.26	10.57%	1,443.8	0.81%	2.11%	0.88%	2.04%	113%
(0.21)	16.32	21.50%	1,341.8	0.89%	1.51%	0.89%	1.51%	50%
(0.14)	13.63	13.71%	1,055.9	0.94%	1.58%	0.94%	1.58%	46%

(0.04)	8.76	35.65%	4.1	0.98%	0.41%	4.06%	(2.67)%	41%
(0.02)	6.48	(34.98)%	3.2	0.98%	0.30%	2.19%	(0.92)%	32%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER ALL CAP GROWTH PORTFOLIO
Year Ended 12/31/2009	$5.34	$(0.01)	$2.70	$2.69	$—	$—
Year Ended 12/31/2008 (c)	10.00	(0.01)	(4.65)	(4.66)	—	—

PARTNER ALL CAP VALUE PORTFOLIO
Year Ended 12/31/2009	5.47	0.06	2.20	2.26	(0.08)	—
Year Ended 12/31/2008 (c)	10.00	0.08	(4.51)	(4.43)	(0.10)	—

PARTNER ALL CAP PORTFOLIO
Year Ended 12/31/2009	6.10	0.06	1.66	1.72	(0.09)	—
Year Ended 12/31/2008	13.00	0.09	(5.05)	(4.96)	(0.08)	(1.86)
Year Ended 12/31/2007	12.03	0.07	2.28	2.35	(0.06)	(1.32)
Year Ended 12/31/2006	10.47	0.06	1.55	1.61	(0.05)	—
Year Ended 12/31/2005	8.89	0.05	1.58	1.63	(0.05)	—

LARGE CAP GROWTH PORTFOLIO II
Year Ended 12/31/2009	5.85	0.05	2.26	2.31	(0.04)	(0.80)
Year Ended 12/31/2008	11.96	0.02	(4.49)	(4.47)	(0.06)	(1.58)
Year Ended 12/31/2007	11.00	0.06	1.71	1.77	(0.08)	(0.73)
Year Ended 12/31/2006	10.37	0.07	0.63	0.70	(0.06)	(0.01)
Year Ended 12/31/2005	9.77	0.06	0.62	0.68	(0.08)	—

LARGE CAP GROWTH PORTFOLIO
Year Ended 12/31/2009	10.96	0.11	4.43	4.54	(0.10)	—
Year Ended 12/31/2008	19.23	0.18	(8.26)	(8.08)	(0.19)	—
Year Ended 12/31/2007	16.64	0.12	2.67	2.79	(0.20)	—
Year Ended 12/31/2006	15.67	0.09	0.96	1.05	(0.08)	—
Year Ended 12/31/2005	14.76	0.08	0.95	1.03	(0.12)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$—	$8.03	50.32%	$8.1	1.00%	(0.15)%	3.79%	(2.94)%	46%
—	5.34	(46.57)%	2.4	1.00%	(0.14)%	2.64%	(1.79)%	62%

(0.08)	7.65	41.20%	5.5	0.98%	1.26%	4.67%	(2.43)%	143%
(0.10)	5.47	(44.21)%	2.5	0.98%	1.43%	2.80%	(0.40)%	168%

(0.09)	7.73	28.48%	62.6	1.04%	0.76%	1.24%	0.56%	231%
(1.94)	6.10	(42.91)%	56.2	0.86%	0.84%	1.07%	0.64%	260%
(1.38)	13.00	20.37%	117.6	0.84%	0.61%	1.05%	0.41%	169%
(0.05)	12.03	15.47%	96.5	0.85%	0.51%	1.05%	0.31%	162%
(0.05)	10.47	18.33%	82.2	0.95%	0.62%	1.08%	0.49%	150%

(0.84)	7.32	39.78%	357.4	0.57%	0.67%	0.87%	0.37%	235%
(1.64)	5.85	(41.92)%	309.0	0.62%	0.90%	1.03%	0.49%	149%
(0.81)	11.96	16.47%	34.0	0.65%	0.39%	1.06%	(0.01)%	156%
(0.07)	11.00	6.78%	35.9	0.40%	0.57%	1.03%	(0.07)%	132%
(0.08)	10.37	7.08%	42.6	0.40%	0.55%	1.00%	(0.05)%	113%

(0.10)	15.40	41.40%	1,025.3	0.45%	0.79%	0.45%	0.79%	216%
(0.19)	10.96	(42.00)%	844.5	0.44%	0.74%	0.45%	0.73%	177%
(0.20)	19.23	16.75%	2,553.5	0.44%	0.63%	0.45%	0.63%	163%
(0.08)	16.64	6.72%	2,331.7	0.45%	0.54%	0.45%	0.53%	141%
(0.12)	15.67	7.01%	2,375.0	0.45%	0.50%	0.45%	0.50%	111%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
PARTNER GROWTH STOCK PORTFOLIO
Year Ended 12/31/2009	$6.96	$—	$3.00	$3.00	$(0.03)	$—
Year Ended 12/31/2008	13.55	0.05	(5.29)	(5.24)	(0.09)	(1.26)
Year Ended 12/31/2007	13.08	0.08	1.14	1.22	(0.07)	(0.68)
Year Ended 12/31/2006	11.86	0.07	1.45	1.52	(0.02)	(0.28)
Year Ended 12/31/2005	11.21	0.02	0.68	0.70	(0.05)	—

LARGE CAP VALUE PORTFOLIO
Year Ended 12/31/2009	8.10	0.16	1.55	1.71	(0.16)	—
Year Ended 12/31/2008	13.41	0.23	(4.66)	(4.43)	(0.43)	(0.45)
Year Ended 12/31/2007	13.50	0.19	0.48	0.67	(0.17)	(0.59)
Year Ended 12/31/2006	11.78	0.18	1.97	2.15	(0.14)	(0.29)
Year Ended 12/31/2005	11.14	0.14	0.63	0.77	(0.13)	—

LARGE CAP STOCK PORTFOLIO
Year Ended 12/31/2009	6.11	0.07	1.61	1.68	(0.07)	—
Year Ended 12/31/2008	11.04	0.15	(4.05)	(3.90)	(0.28)	(0.75)
Year Ended 12/31/2007	10.54	0.12	0.68	0.80	(0.12)	(0.18)
Year Ended 12/31/2006	9.62	0.13	0.99	1.12	(0.07)	(0.13)
Year Ended 12/31/2005	9.28	0.07	0.42	0.49	(0.08)	(0.07)

LARGE CAP INDEX PORTFOLIO
Year Ended 12/31/2009	13.72	0.33	2.98	3.31	(0.45)	(0.82)
Year Ended 12/31/2008	25.18	0.47	(8.99)	(8.52)	(0.50)	(2.44)
Year Ended 12/31/2007	25.32	0.49	0.87	1.36	(0.44)	(1.06)
Year Ended 12/31/2006	22.31	0.43	2.94	3.37	(0.36)	—
Year Ended 12/31/2005	21.63	0.35	0.67	1.02	(0.34)	—

EQUITY INCOME PLUS PORTFOLIO
Year Ended 12/31/2009	6.89	0.14	1.01	1.15	(0.13)	—
Year Ended 12/31/2008 (c)	10.00	0.15	(3.11)	(2.96)	(0.15)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.03)	$9.93	43.17%	$61.3	0.98%	0.01%	1.08%	(0.09)%	53%
(1.35)	6.96	(42.13)%	52.1	0.82%	0.34%	0.92%	0.23%	44%
(0.75)	13.55	9.28%	118.1	0.80%	0.59%	0.91%	0.48%	55%
(0.30)	13.08	13.17%	116.7	0.79%	0.55%	0.90%	0.44%	39%
(0.05)	11.86	6.32%	120.4	0.90%	0.23%	0.90%	0.22%	42%

(0.16)	9.65	21.11%	733.0	0.65%	1.77%	0.65%	1.77%	110%
(0.88)	8.10	(34.33)%	664.1	0.64%	2.16%	0.65%	2.16%	53%
(0.76)	13.41	4.70%	1,004.9	0.64%	1.68%	0.65%	1.67%	37%
(0.43)	13.50	18.72%	771.7	0.64%	1.65%	0.65%	1.64%	43%
(0.13)	11.78	7.02%	514.5	0.65%	1.53%	0.65%	1.52%	53%

(0.07)	7.72	27.59%	617.3	0.70%	1.03%	0.71%	1.03%	169%
(1.03)	6.11	(37.68)%	497.4	0.66%	1.42%	0.67%	1.41%	100%
(0.30)	11.04	7.57%	1,060.1	0.65%	1.31%	0.66%	1.30%	114%
(0.20)	10.54	11.95%	829.3	0.67%	1.45%	0.68%	1.44%	77%
(0.15)	9.62	5.31%	602.4	0.71%	0.95%	0.72%	0.94%	60%

(1.27)	15.76	26.20%	338.2	0.43%	2.00%	0.43%	2.00%	7%
(2.94)	13.72	(37.12)%	319.7	0.38%	2.01%	0.39%	2.00%	8%
(1.50)	25.18	5.17%	633.5	0.36%	1.64%	0.36%	1.64%	5%
(0.36)	25.32	15.36%	727.3	0.36%	1.59%	0.36%	1.59%	7%
(0.34)	22.31	4.75%	795.3	0.35%	1.54%	0.35%	1.54%	7%

(0.13)	7.91	16.68%	55.0	0.85%	2.24%	0.99%	2.10%	416%
(0.15)	6.89	(29.58)%	41.4	0.80%	2.74%	0.84%	2.71%	74%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
BALANCED PORTFOLIO
Year Ended 12/31/2009	$11.75	$0.38	$2.06	$2.44	$(0.55)	$(0.20)
Year Ended 12/31/2008	17.16	0.56	(4.82)	(4.26)	(0.58)	(0.57)
Year Ended 12/31/2007	16.77	0.57	0.35	0.92	(0.53)	—
Year Ended 12/31/2006	15.48	0.50	1.22	1.72	(0.43)	—
Year Ended 12/31/2005	15.28	0.42	0.16	0.58	(0.38)	—

HIGH YIELD PORTFOLIO
Year Ended 12/31/2009	3.48	0.38	1.07	1.45	(0.37)	—
Year Ended 12/31/2008	4.84	0.37	(1.34)	(0.97)	(0.39)	—
Year Ended 12/31/2007	5.11	0.40	(0.26)	0.14	(0.41)	—
Year Ended 12/31/2006	5.01	0.40	0.10	0.50	(0.40)	—
Year Ended 12/31/2005	5.22	0.41	(0.21)	0.20	(0.41)	—

DIVERSIFIED INCOME PLUS PORTFOLIO
Year Ended 12/31/2009	5.01	0.43	1.15	1.58	(0.45)	—
Year Ended 12/31/2008	6.98	0.46	(2.00)	(1.54)	(0.43)	—
Year Ended 12/31/2007	7.19	0.34	(0.41)	(0.07)	(0.14)	—
Year Ended 12/31/2006	6.54	0.42	0.48	0.90	(0.25)	—
Year Ended 12/31/2005	6.80	0.49	(0.26)	0.23	(0.49)	—

PARTNER SOCIALLY RESPONSIBLE BOND PORTFOLIO
Year Ended 12/31/2009	10.02	0.43	0.62	1.05	(0.36)	(0.55)
Year Ended 12/31/2008 (c)	10.00	0.26	0.01	0.27	(0.25)	—

INCOME PORTFOLIO
Year Ended 12/31/2009	8.20	0.50	1.19	1.69	(0.50)	—
Year Ended 12/31/2008	9.74	0.51	(1.53)	(1.02)	(0.52)	—
Year Ended 12/31/2007	9.90	0.53	(0.17)	0.36	(0.52)	—
Year Ended 12/31/2006	9.95	0.51	0.01	0.52	(0.51)	(0.06)
Year Ended 12/31/2005	10.23	0.47	(0.24)	0.23	(0.47)	(0.04)

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
(c)	Since inception, April 30, 2008.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.75)	$13.44	21.76%	$281.2	0.44%	2.55%	0.44%	2.54%	115%
(1.15)	11.75	(26.06)%	280.0	0.39%	3.00%	0.41%	2.98%	133%
(0.53)	17.16	5.46%	488.4	0.38%	2.78%	0.39%	2.77%	121%
(0.43)	16.77	11.41%	566.1	0.38%	2.72%	0.39%	2.72%	127%
(0.38)	15.48	3.92%	663.5	0.37%	2.52%	0.38%	2.52%	130%

(0.37)	4.56	43.49%	756.0	0.45%	9.28%	0.46%	9.28%	61%
(0.39)	3.48	(21.19)%	597.2	0.43%	8.63%	0.45%	8.61%	50%
(0.41)	4.84	2.71%	774.6	0.45%	8.00%	0.45%	8.00%	69%
(0.40)	5.11	10.31%	847.0	0.45%	8.00%	0.45%	7.99%	66%
(0.41)	5.01	4.04%	802.6	0.45%	8.05%	0.45%	8.04%	53%

(0.45)	6.14	33.06%	87.2	0.61%	7.08%	0.63%	7.07%	88%
(0.43)	5.01	(23.30)%	75.0	0.51%	5.61%	0.52%	5.59%	115%
(0.14)	6.98	(0.99)%	131.3	0.48%	5.30%	0.50%	5.28%	168%
(0.25)	7.19	14.19%	108.1	0.51%	6.62%	0.52%	6.60%	170%
(0.49)	6.54	3.62%	94.0	0.49%	7.46%	0.51%	7.44%	66%

(0.91)	10.16	10.98%	6.2	0.68%	4.17%	2.51%	2.33%	148%
(0.25)	10.02	2.68%	6.8	0.68%	3.89%	1.66%	2.91%	60%

(0.50)	9.39	21.29%	1,278.2	0.44%	5.72%	0.45%	5.71%	160%
(0.52)	8.20	(10.85)%	1,097.1	0.44%	5.61%	0.45%	5.60%	160%
(0.52)	9.74	3.77%	1,418.3	0.44%	5.43%	0.45%	5.43%	228%
(0.57)	9.90	5.42%	1,081.8	0.45%	5.22%	0.45%	5.22%	303%
(0.51)	9.95	2.31%	924.3	0.45%	4.70%	0.45%	4.69%	259%

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

	FOR A SHARE OUSTANDING THROUGHOUT EACH PERIOD*
		Income from Investment Operations			Less Distributions from
	Net Asset Value, Beginning of Period	Net Investment Income/(Loss)	Net Realized and Unrealized Gain/(Loss) on Investments(a)	Total from Investment Operations	Net Investment Income	Net Realized Gain on Investments
BOND INDEX PORTFOLIO
Year Ended 12/31/2009	$9.72	$0.37	$0.43	$0.80	$(0.39)	$—
Year Ended 12/31/2008	10.29	0.48	(0.56)	(0.08)	(0.49)	—
Year Ended 12/31/2007	10.22	0.50	0.07	0.57	(0.50)	—
Year Ended 12/31/2006	10.30	0.48	(0.08)	0.40	(0.48)	—
Year Ended 12/31/2005	10.52	0.44	(0.22)	0.22	(0.44)	—

LIMITED MATURITY BOND PORTFOLIO
Year Ended 12/31/2009	8.79	0.39	0.82	1.21	(0.38)	—
Year Ended 12/31/2008	9.84	0.42	(1.04)	(0.62)	(0.43)	—
Year Ended 12/31/2007	9.92	0.47	(0.08)	0.39	(0.47)	—
Year Ended 12/31/2006	9.92	0.44	—	0.44	(0.44)	—
Year Ended 12/31/2005	10.09	0.37	(0.17)	0.20	(0.37)	—

MORTGAGE SECURITIES PORTFOLIO
Year Ended 12/31/2009	8.82	0.43	0.69	1.12	(0.32)	—
Year Ended 12/31/2008	9.71	0.44	(0.91)	(0.47)	(0.42)	—
Year Ended 12/31/2007	9.71	0.49	(0.01)	0.48	(0.48)	—
Year Ended 12/31/2006	9.75	0.48	(0.04)	0.44	(0.48)	—
Year Ended 12/31/2005	9.99	0.43	(0.24)	0.19	(0.43)	—

MONEY MARKET PORTFOLIO
Year Ended 12/31/2009	1.00	—	—	—	—	—
Year Ended 12/31/2008	1.00	0.03	—	0.03	(0.03)	—
Year Ended 12/31/2007	1.00	0.05	—	0.05	(0.05)	—
Year Ended 12/31/2006	1.00	0.05	—	0.05	(0.05)	—
Year Ended 12/31/2005	1.00	0.03	—	0.03	(0.03)	—

(a)	The amount shown may not correlate with the change in aggregate gains and losses of portfolio securities due to the timing of sales and redemptions of fund shares.
*	All per share amounts have been rounded to the nearest cent.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Thrivent Series Fund, Inc.

Financial Highlights – continued

		RATIOS / SUPPLEMENTAL DATA
				Ratio to Average Net Assets**		Ratios to Average Net Assets Before Expenses Waived, Credited or Paid Indirectly**
Total Distributions	Net Asset Value, End of Period	Total Return(b)	Net Assets, End of Period (in millions)	Expenses	Net Investment Income/(Loss)	Expenses	Net Investment Income/(Loss)	Portfolio Turnover Rate

$(0.39)	$10.13	8.47%	$156.5	0.46%	3.78%	0.47%	3.77%	388%
(0.49)	9.72	(0.82)%	174.6	0.39%	4.83%	0.43%	4.79%	346%
(0.50)	10.29	5.66%	215.2	0.40%	4.86%	0.43%	4.84%	331%
(0.48)	10.22	4.04%	237.8	0.41%	4.70%	0.42%	4.69%	352%
(0.44)	10.30	2.18%	272.4	0.40%	4.19%	0.41%	4.18%	360%

(0.38)	9.62	14.04%	1,105.6	0.44%	4.23%	0.45%	4.23%	145%
(0.43)	8.79	(6.46)%	925.9	0.44%	4.44%	0.45%	4.43%	121%
(0.47)	9.84	3.98%	973.8	0.44%	4.82%	0.45%	4.81%	128%
(0.44)	9.92	4.57%	665.6	0.44%	4.49%	0.45%	4.48%	137%
(0.37)	9.92	1.96%	454.1	0.45%	3.70%	0.46%	3.69%	267%

(0.32)	9.62	13.02%	31.6	0.92%	4.67%	0.92%	4.67%	643%
(0.42)	8.82	(4.96)%	35.2	0.67%	4.67%	0.67%	4.67%	721%
(0.48)	9.71	5.09%	49.8	0.65%	5.05%	0.65%	5.05%	731%
(0.48)	9.71	4.71%	57.8	0.62%	5.01%	0.62%	5.01%	740%
(0.43)	9.75	2.00%	66.9	0.61%	4.40%	0.62%	4.39%	703%

—	1.00	0.43%	246.0	0.39%	0.47%	0.49%	0.37%	N/A
(0.03)	1.00	2.95%	683.4	0.36%	2.93%	0.46%	2.83%	N/A
(0.05)	1.00	5.14%	741.6	0.35%	5.03%	0.45%	4.93%	N/A
(0.05)	1.00	4.85%	590.6	0.35%	4.80%	0.45%	4.70%	N/A
(0.03)	1.00	2.86%	373.7	0.46%	2.85%	0.46%	2.85%	N/A

(b)

Total investment return assumes dividend reinvestment and does not reflect any deduction for sales charges. Not annualized for periods less than one year. Total return shown does not reflect charges and expenses imposed on contract holders by the variable accounts. Those charges and expenses reduce the return received by contract holders as compared to the return presented.

**	Computed on an annualized basis for periods less than one year.

The accompanying Notes to Financial Statements are an integral part of this schedule.

Additional Information

(unaudited)

Proxy Voting

The policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities are attached to the Fund’s Statement of Additional Information. You may request a free copy of the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 by calling 1-800-847-4836. You also may review the Statement of Additional Information or the report of how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 at www.thrivent.com or www.sec.gov.

Quarterly Schedule of Portfolio Holdings

The Fund files its Schedule of Portfolio Holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. You may request a free copy of the Fund’s Forms N-Q by calling 1-800-847-4836. The Fund’s most recent Form N-Q Schedule of Investments also is available at www.thrivent.com or www.sec.gov. You also may review and copy the Forms N-Q for the Fund at the SEC’s Public Reference Room in Washington, DC. You may get information about the operation of the Public Reference Room by calling 1-800-SEC-0330.

Board Approval of Investment Advisory Agreements and Subadvisory Agreements

Both the Investment Company Act of 1940 and the terms of the Investment Advisory and Subadvisory Agreements of the Thrivent Series Fund, Inc. (the “Fund”) require that these agreements be approved annually by a majority of the Board of Directors, including a majority of the Independent Directors.

At its meeting on November 10, 2009, the Board of Directors of the Portfolios of the Fund voted unanimously to renew the existing Investment Advisory Agreement between the Fund and Thrivent Financial for Lutherans (the “Adviser”) for each series (each, a “Portfolio”) of the Fund. The Board also unanimously approved the Subadvisory Agreements for each of the Portfolios for which there is an investment subadviser (each a “Subadviser”). The Adviser and Subadvisers are referred to, collectively, as the “Advisory Organizations.” In connection with its evaluation of the agreements with the Advisory Organizations, the Board reviewed a broad range of information requested for this purpose and considered a variety of factors, including the following:

1.	The nature, extent and quality of the services provided by the Advisory Organizations;

2.	The performance of the Portfolios;

3.	The costs of services provided and profits realized by the Adviser;

4.	The extent to which economies of scale may be realized as the Portfolios grow; and

5.	Whether the breakpoint levels reflect these economies of scale for the benefit of shareholders.

In connection with the renewal process, the Contracts Committee of the Board (consisting of each of the Independent Directors of the Fund) met on July 8, August 25 and November 10, 2009 to consider information relevant to the renewal process. The Independent Directors also retained the services of Management Practice, Inc. (“MPI”) as an independent consultant to assist them in the compilation, organization and evaluation of relevant information. This information included statistical comparisons of the advisory fees, total operating expenses, and performance of each of the Portfolios in comparison to a peer group of comparable investment companies; detailed information prepared by management with respect to the cost of services provided to the Portfolios and fees charged, including effective advisory fees that take into account breakpoints and fee waivers by the Adviser; profit realized by the Adviser and its affiliates that provide services to the Portfolios; and information regarding the types of services furnished to the Portfolios, the personnel providing the services, changes in staff, systems improvements and plans for further hiring. The Board also received reports from the Adviser’s investment management staff with respect to the performance of the Portfolios. In addition to its review of the information presented to the Board during the contract renewal process and throughout the year, the Board also considered knowledge gained from discussions with management.

The Independent Directors were represented by independent counsel throughout the review process and during executive sessions without management present to consider reapproval of the agreements. The Directors also received a memorandum from independent counsel summarizing their responsibilities under the Investment Company Act of 1940 in reviewing and approving the Advisory Agreement and the Subadvisory Agreements. The Independent Directors relied on their own business judgment in determining the weight to be given to each factor considered in evaluating the materials that were presented to them. The Contract Committee’s and Board’s review and conclusions were based on a comprehensive consideration of all information presented to the Board and not the result of any single controlling factor. The key factors considered and the conclusions reached are described below.

Additional Information

(unaudited)

Nature, Extent and Quality of Services

At each of the Board’s regular quarterly meetings during 2009, management presented information describing the services furnished to the Portfolios by the Adviser and, as appropriate, the Subadvisers. During these meetings, management reported on the investment management, portfolio trading, and compliance functions provided to the Portfolios under the Advisory and Subadvisory Agreements. During the renewal process, the Board considered the specific services provided under the Advisory Agreement as compared to the services provided by other mutual fund investment advisers under similar investment advisory agreements. The Board also considered information relating to the investment experience and qualifications of the Adviser’s portfolio managers and those of the Subadvisers.

The Board received reports at each of its quarterly meetings from the Adviser’s Directors of Equity and Fixed Income Investments, as supplemented by the Adviser’s Chief Investment Officer, who was also present at the meetings. In addition, the Board had, over the past year, met with a majority of the portfolio managers of both the Adviser and each of the Subadvisers, which gave the Board an opportunity to evaluate the managers’ abilities, experience, and the quality of services they provide to the Portfolios. Information was also presented to the Board describing the portfolio compliance functions performed by the Adviser and the Adviser’s oversight of Subadvisers to the Fund. The Independent Directors also received quarterly reports from the Fund’s Chief Compliance Officer.

The Board considered other benefits to the Adviser and its affiliates derived from its relationship with the Fund. These benefits include, among other things, research received by the Adviser generated from commission dollars spent on the Portfolios’ portfolio trading. The Board reviewed with the Adviser these arrangements and the reasonableness of the costs relative to the services performed.

The Adviser also reviewed with the Board the Adviser’s ongoing program to enhance portfolio management capabilities, including recruitment and, in light of the economic downturn, retention of research analysts and other personnel, and investment in technology systems and applications to improve investment research, trading, portfolio compliance, and investment reporting functions. The Board viewed these actions as a positive factor in approving the current Advisory Agreement as they demonstrated the Adviser’s commitment to provide the Portfolios with quality service and competitive investment performance. The Board concluded that, within the context of its full deliberations, the nature, extent and quality of the investment advisory services provided to the Portfolios by the Adviser and Subadvisers supported renewal of the Advisory Agreement and Subadvisory Agreements.

Performance of the Portfolios

The Board received regular monthly performance reports, which included both the absolute and relative investment performance of each Portfolio. In addition, in connection with each of its regular quarterly meetings, the Board received more extensive information on the performance of each Portfolio, including absolute performance, relative performance rankings within each Portfolio’s Lipper peer group and performance as compared to benchmark index returns. The Board considered investment performance for each Portfolio, to the extent applicable, over the one-, three- and five-year periods. When evaluating investment performance, the Board considered longer-term performance and the trend of performance, and focused particularly upon the three-year performance record.

For the three-year period ended June 30, 2009, 56% of the internally managed Portfolios and 50% of the subadvised Portfolios performed at or above the median of their respective Lipper peer groups. The Board concluded that the performance of the individual Portfolios was either satisfactory compared to their peer groups of funds or that the Adviser had taken appropriate actions to improve performance.

Cost of Services and Profitability

The Board considered both the contractual and effective advisory fees for each of the Portfolios. The Board noted that 46.3% of the Portfolios, representing 52.3% of total Fund assets, had contractual advisory fees at or below the medians of their peer groups. The Board also considered advisory fees after the voluntary and contractual fee waivers and expense reimbursements provided by the Adviser for several of the Portfolios, noting that 70.7% of the Portfolios, representing 60.3% of total Fund assets, had effective advisory fees at or below the medians of their peer groups. In addition, the Board reviewed information prepared by MPI comparing each Portfolio’s overall expense ratio with the expense ratio of its peer group of funds. The Board also considered the profitability of the Adviser both overall and on a Portfolio-by-Portfolio basis.

Additional Information

(unaudited)

The Board considered the allocations of the Adviser’s costs to the Portfolios. The internal audit department of the Adviser conducted a review of such allocations and reported to the Board regarding the reasonableness and consistency of these allocations. From its review of the MPI data and expense and profit information provided by the Adviser, the Board concluded that the profits earned by the Adviser from the Advisory Agreements were reasonable, taking into consideration the expense reimbursements and waivers in effect.

On the basis of its review, the Board concluded that the advisory fees charged to the Portfolios for investment management services were reasonable.

With respect to fees paid to Subadvisers under the Subadvisory Agreements, the Directors considered that those contracts had been negotiated at arm’s length between the Adviser and each Subadviser, and that the Subadviser’s separate profitability from its relationship with the Portfolios was not a material factor in determining whether to renew the agreement.

Economies of Scale and Breakpoints

The Directors considered information regarding the extent to which economies of scale may be realized as a Portfolio’s assets increase and whether the fee levels reflect these economies of scale for the benefit of shareholders. The Directors also considered management’s view that it is difficult to generalize as to whether or to what extent economies in the advisory function may be realized as a Portfolio’s assets increase. The Board noted that expected economies of scale, where they exist, may be shared through the use of fee breakpoints, fee waivers by the Adviser, and/or a lower overall fee rate.

The Directors considered information provided by the Adviser related to fee rates, fee breakpoints in the Advisory Agreement and fee waivers provided by the Adviser. The Adviser explained that its general goal with respect to fee waivers, expense reimbursements and breakpoints was that the overall expense ratio for each Portfolio should be at or below the median expense ratio of its peer group. The Adviser noted that 73.2% of the Portfolios, representing 95.9% of total Fund assets, had net operating expenses at or below the median of their peer groups. It was noted, however, that peer group expense comparisons were particularly difficult during this fiscal year because market volatility had led to significant declines in assets under management of nearly all the Portfolios and that the peer groups’ expense data was available only with a time lag over a review period that may have differed from the time period used for the Portfolios.

Based on the factors discussed above, the Contracts Committee unanimously recommended approval of the Advisory Agreement and the Subadvisory Agreements, and the Board, including all of the Independent Directors voting separately, approved each of the agreements.

Board of Directors and Officers

The following table provides information about the Directors and Officers of the Fund. In addition to serving as a Director of the Fund, each Director also serves as:

•	Trustee of Thrivent Mutual Funds, a registered investment company consisting of 25 funds, as of December 31, 2009; which offer Class A and Institutional Class shares.

•

Trustee of Thrivent Financial Securities Lending Trust, a registered investment company consisting of one portfolio that serves as a cash collateral fund for a securities lending program sponsored by Thrivent Financial for Lutherans (“Thrivent Financial”).

The 41 series of the Fund, the 25 funds of Thrivent Mutual Funds and Thrivent Financial Securities Lending Trust are referred to herein as the “Fund Complex.” The Statement of Additional Information includes additional information about the Directors and is available, without charge, by calling 1-800-847-4836.

Interested Director (1)

Name, Address and Age	Position with Fund and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 52	President since 2008; Director since 2009	67	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003	None

Independent Directors (3)

Name, Address and Age	Position with Fund and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
F. Gregory Campbell 625 Fourth Avenue South Minneapolis, MN Age 70	Director since 2004	67	President, Carthage College	Director, Optique Funds, Inc., an investment company consisting of four portfolios; Director, Kenosha Hospital and Medical Center Board; Director, Prairie School Board; Director, United Health Systems Board

Board of Directors and Officers

Name, Address and Age	Position with Fund and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Herbert F. Eggerding, Jr. 625 Fourth Avenue South Minneapolis, MN Age 72	Director from 1990 through December 2009	67	Management consultant to several privately owned companies	None

Noel K. Estenson 625 Fourth Avenue South Minneapolis, MN Age 70	Director since 1997	67	Retired	None

Richard L. Gady 625 Fourth Avenue South Minneapolis, MN Age 66	Director since 2004	67	Retired; previously Vice President, Public Affairs and Chief Economist, ConAgra, Inc. (agribusiness)	None

Richard A. Hauser 625 Fourth Avenue South Minneapolis, MN Age 66	Director since 2004	67	Vice President and Assistant General Counsel, Boeing Company since June 2007; President, National Legal Center for the Public Interest since 2004; General Counsel U.S. Department of Housing and Urban Development from 2001 to 2004; Partner, Baker & Hostetler, from 1986 to 2001	None

Paul R. Laubscher 625 Fourth Avenue South Minneapolis, MN Age 53	Director since 2009	67	Portfolio Manager for U.S. and international equity portfolios and private real estate portfolios of IBM Retirement Funds	None

Connie M. Levi 625 Fourth Avenue South Minneapolis, MN Age 70	Chair since 2009; Director since 1993	67	Retired	None

Douglas D. Sims 625 Fourth Avenue South Minneapolis, MN Age 63	Director since 2006	67	Retired; previously Chief Executive Officer of CoBank from 1994 to 2006	Director, Keystone Neighborhood Company, Keystone Center and Keystone Science School

Board of Directors and Officers

Name, Address and Age	Position with Fund and Length of Service (2)	Number of Portfolios in Fund Complex Overseen by Director	Principal Occupation During the Past 5 Years	Other Directorships Held by Director
Constance L. Souders 625 Fourth Avenue South Minneapolis, MN Age 59	Director since 2007	67	Retired; previously Director from 1983 to September 30, 2007, Executive Vice President from 2001 to 2007, AML Compliance Officer from 2003 to 2007, Chief Financial Officer from 2000 to 2005, Chief Administrative Officer from 2000 to 2005 and Treasurer from 1992 to 2005 of Harbor Capital Advisors, Inc.; Director from 1992 to 2007, President from 2000 to 2007 and AML Compliance Officer from 2003 to 2007 of Harbor Services Group, Inc.; Director from 1992 to 2007, Executive Vice President from 2001 to 2007, Chief Compliance Officer from 2004 to 2007, AML Compliance Officer from 2003 to 2007, Supervisory Registered Principal from 2000 to 2007, Interim President from 2002 to 2003, Treasurer from 2000 to 2005 and Secretary from 2000 to 2005 of Harbor Funds Distributors, Inc.; Vice President from 2000 to 2007, Chief Financial Officer from 2000 to 2005 and Treasurer from 1992 to 2005 of Harbor Funds	None

Board of Directors and Officers

Executive Officers

Name, Address and Age	Position with Fund and Length of Service (2)	Principal Occupation During the Past 5 Years

Russell W. Swansen 625 Fourth Avenue South Minneapolis, MN Age 52	President since 2008; previously, Vice President since 2004	Senior Vice President, Chief Investment Officer, Thrivent Financial since 2003

David S. Royal 625 Fourth Avenue South Minneapolis, MN Age 38	Secretary and Chief Legal Officer since 2006	Vice President and Managing Counsel, Thrivent Financial since 2006; Partner, Kirkland & Ellis LLP from April 2004 to June 2006

Katie S. Kloster 625 Fourth Avenue South Minneapolis, MN Age 44	Vice President, Investment Company and Investment Adviser Chief Compliance Officer since 2004	Vice President and Investment Company and Investment Adviser Chief Compliance Officer since 2004

Gerard V. Vaillancourt 625 Fourth Avenue South Minneapolis, MN Age 42	Treasurer and Principal Accounting Officer since 2005	Vice President, Mutual Fund Accounting since 2006; Head of Mutual Fund Accounting, Thrivent Financial from 2005 to 2006; Director, Fund Accounting Administration, Thrivent Financial from 2002 to 2005

Janice M. Guimond 625 Fourth Avenue South Minneapolis, MN Age 45	Vice President since 2005	Vice President, Investment Operations, Thrivent Financial since 2004

Karl D. Anderson 625 Fourth Avenue South Minneapolis, MN Age 48	Vice President since 2006	Vice President, Products, Thrivent Financial

Brian W. Picard 4321 North Ballard Road Appleton, WI Age 39	Vice President Anti-Money Laundering Officer since 2006	Director, Business Control Services, Thrivent Financial since 2006; Manager, Field and Securities Compliance, Thrivent Financial from 2002 to 2006

Mark D. Anema 625 Fourth Avenue South Minneapolis, MN Age 48	Assistant Vice President since 2007	Vice President, Accumulation and Retirement Income Solutions, Thrivent Financial since 2007; Vice President, Strategic Planning, Thrivent Financial from 2004 to 2007

James M. Odland 625 Fourth Avenue South Minneapolis, MN Age 54	Assistant Secretary since 2006	Vice President and Managing Counsel, Thrivent Financial since 2005; Senior Securities Counsel, Allianz Life Insurance Company from January 2005 to August 2005; Vice President and Chief Legal Officer, Woodbury Financial Services, Inc. from 2003 to 2005

John L. Sullivan 625 Fourth Avenue South Minneapolis, MN Age 39	Assistant Secretary since 2007	Senior Counsel, Thrivent Financial since 2007; Senior Counsel, Division of Investment Management of the Securities and Exchange Commission since 2001

Board of Directors and Officers

Name, Address and Age	Position with Fund and Length of Service (2)	Principal Occupation During the Past 5 Years
Todd J. Kelly 4321 North Ballard Road Appleton, WI Age 40	Assistant Treasurer since 2004	Director, Fund Accounting Operations, Thrivent Financial

Sarah L. Bergstrom 625 Fourth Avenue South Minneapolis, MN Age 32	Assistant Treasurer since 2007	Director, Fund Accounting Administration, Thrivent Financial since 2007; Manager, Fund Accounting Administration, Thrivent Financial from 2005 to 2007; Manager, Mutual Fund Tax Reporting, Thrivent Financial from 2004 to 2005

(1)	“Interested person” of the Fund as defined in the 1940 Act by virtue of positions with Thrivent Financial. Mr. Swansen is considered an interested person because of his principal occupation with Thrivent Financial.
(2)	Each Director generally serves an indefinite term until her or his successor is duly elected and qualified. Officers serve at the discretion of the board until their successors are duly appointed and qualified.
(3)	The Directors other than Mr. Swansen are not “interested persons” of the Fund and are referred to as “Independent Directors.”

Thrivent Series Fund, Inc.

Supplement to Prospectus dated April 30, 2009

With respect to Thrivent Small Cap Stock Portfolio

The “Portfolio Management” section of the prospectus is amended. The description under Thrivent Small Cap Stock Portfolio is deleted and replaced with the following:

Darren M. Bagwell, CFA has served as portfolio manager for Thrivent Small Cap Stock Portfolio since 2010. He has been with Thrivent since 2002 in an investment management capacity and currently is Director of Research.

The date of this Supplement is February 25, 2010

Please include this Supplement with your Prospectus

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We’re Listening to You!

In response to concerns regarding multiple mailings, we send one copy of a shareholder report and one copy of a prospectus for Thrivent Series Fund, Inc. to each household. This consolidation helps reduce printing and postage costs, thereby saving money. If you wish to receive an additional copy of this report, call us toll-free at 800-847-4836. Or you can enroll in eDelivery today at Thrivent.com/preferences and receive your annual and semiannual reports and prospectus electronically.

625 Fourth Ave. S., Minneapolis, MN 55415-1665 Thrivent.com • email: mail@thrivent.com 800-THRIVENT (800-847-4836)

23572AR R2-10

Item 2.	Code of Ethics

As of the end of the period covered by this report, registrant has adopted a code of ethics (as defined in Item 2 of Form N-CSR) applicable to registrant’s Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer. No waivers were granted to such code of ethics during the period covered by this report. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.	Audit Committee Financial Expert

Registrant’s Board of Directors has determined that Constance L. Souders, an independent director, is the Audit Committee Financial Expert.

Item 4.	Principal Accountant Fees and Services

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”), for each of the last two complete fiscal years and the fiscal period covered by this report for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $556,733 for the year ended December 31, 2009 and $556,733 for the year ended December 31, 2008.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 for the fiscal year ended December 31, 2009 and $0 for the fiscal year ended December 31, 2008. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2009 and $0 for the year ended December 31, 2008.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $199,480 for the year ended December 31, 2009 and $106,601 for the year ended December 31, 2008. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for the year ended December 31, 2009 and $0 for the year ended December 31, 2008.

(d)	All Other Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $0 for the year ended December 31, 2009 and $0 for the year ended December 31, 2008. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for products and services provided other than the services reported in paragraphs (a) through (c) of this item were $1,500 for the year ended December 31, 2009 and $1,500 for the year ended December 31, 2008. These payments were for access to a PwC-sponsored online library that provides interpretive guidance regarding U.S. and foreign accounting standards. These $1,500 figures are also reported in response to item 4(g) below.

(e)	Registrant’s audit committee charter, adopted in August 2004, provides that the audit committee (comprised of the independent Directors of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The audit committee also is responsible for pre-approval (subject to the de minimis exceptions for non-audit services described in Section 10A(i)(1)(B) of the Securities Exchange Act of 1934) of all non-auditing services performed for the registrant or for any service affiliate of registrant. In addition, registrant’s audit committee charter permits a designated member of the audit committee to pre-approve, between meetings, one or more audit or non-audit service projects, subject to an expense limit and notification to the audit committee at the next committee meeting. Registrant’s audit committee pre-approved all fees described above that PwC billed to registrant.

(f)	Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended December 31, 2009, were for work performed by persons other than full-time, permanent employees of PwC.

(g)	The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending December 31, 2009 and December 31, 2008 were $1,500 and $1,500, respectively. These $1,500 figures are also reported in response to item 4(d) above.

(h)	Registrant’s audit committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

(a)	Registrant’s Schedule of Investments is included in the report to shareholders filed under Item 1.

(b)	Not applicable to this filing.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9.	Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to registrant’s board of trustees.

Item 10.	Controls and Procedures

(a)(i) Registrant’s President and Treasurer have concluded that registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) Registrant’s President and Treasurer are aware of no change in registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, registrant’s internal control over financial reporting.

Item 11.	Exhibits

(a)	The code of ethics pursuant to Item 2 is attached hereto.

(b)	Certifications pursuant to Rules 30a-2(a) and 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: February 26, 2010	THRIVENT SERIES FUND, INC.

	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date: February 26, 2010	By:	/s/ Russell W. Swansen
Russell W. Swansen
President

Date: February 26, 2010	By:	/s/ Gerard V. Vaillancourt
Gerard V. Vaillancourt
Treasurer